UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number
811-06569
Ivy Funds
(Exact name of registrant as specified in charter)

610 Market Street
Philadelphia, PA 19106
Registrant's telephone number, including area code:
(800) 523-1918
Date of fiscal year end:
March 31
Date of reporting period:
March 31, 2026
Item 1. Report to Stockholders.
(a) The registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Nomura Core Equity Fund
(formerly, Macquarie Core Equity Fund)
Class A : WCEAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$106	0.99%
Management's discussion of Fund performance
Performance highlights
Nomura Core Equity Fund (Class A) returned 13.27% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%.
Top contributors to performance:
Stock selection in the industrials sector, primarily by way of an overweight allocation to Howmet Aerospace Inc., was a leading contributor to relative performance during the reporting period.
A meaningful underweight allocation to the healthcare sector was the leading allocation contributor to performance relative to the Fund's benchmark.
The Fund’s most significant overall contributors to relative performance were Taiwan Semiconductor Manufacturing Co. Inc., Seagate Technology Holdings PLC, and Howmet Aerospace.
Top detractors from performance:
The Fund’s overweight allocation to the financials sector was the leading detractor from relative performance during the reporting period.
Also within financials, stock selection meaningfully detracted from relative performance.
Top overall detractors from relative performance were Fiserv Inc., Salesforce Inc., and NVIDIA Corp.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Core Equity Fund (Class A) – including sales charge	6.78%	9.93%	12.71%
Nomura Core Equity Fund (Class A) – excluding sales charge	13.27%	11.25%	13.38%
S&P 500 Index	17.80%	12.06%	14.16%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$3,384,573,104
Total number of portfolio holdings*	48
Total advisory fees paid (during reporting period)	$22,949,133
Portfolio turnover rate	40%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	32.42%
Industrials	16.67%
Financials	16.13%
Communication Services	9.81%
Healthcare	7.95%
Consumer Discretionary	5.27%
Utilities	3.44%
Consumer Staples	2.64%
Materials	2.12%

Top 10 equity holdings
NVIDIA	7.48%
Alphabet Class A	6.29%
Apple	4.88%
Taiwan Semiconductor Manufacturing ADR	4.33%
Howmet Aerospace	3.48%
Microsoft	3.46%
Applied Materials	2.83%
Amazon.com	2.81%
Costco Wholesale	2.64%
Eaton	2.63%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WCEAX-0526

Nomura Core Equity Fund
(formerly, Macquarie Core Equity Fund)
Class C : WTRCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$185	1.74%
Management's discussion of Fund performance
Performance highlights
Nomura Core Equity Fund (Class C) returned 12.37% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%.
Top contributors to performance:
Stock selection in the industrials sector, primarily by way of an overweight allocation to Howmet Aerospace Inc., was a leading contributor to relative performance during the reporting period.
A meaningful underweight allocation to the healthcare sector was the leading allocation contributor to performance relative to the Fund's benchmark.
The Fund’s most significant overall contributors to relative performance were Taiwan Semiconductor Manufacturing Co. Inc., Seagate Technology Holdings PLC, and Howmet Aerospace.
Top detractors from performance:
The Fund’s overweight allocation to the financials sector was the leading detractor from relative performance during the reporting period.
Also within financials, stock selection meaningfully detracted from relative performance.
Top overall detractors from relative performance were Fiserv Inc., Salesforce Inc., and NVIDIA Corp.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Core Equity Fund (Class C) – including sales charge	11.46%	10.36%	12.64%
Nomura Core Equity Fund (Class C) – excluding sales charge	12.37%	10.36%	12.64%
S&P 500 Index	17.80%	12.06%	14.16%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$3,384,573,104
Total number of portfolio holdings*	48
Total advisory fees paid (during reporting period)	$22,949,133
Portfolio turnover rate	40%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	32.42%
Industrials	16.67%
Financials	16.13%
Communication Services	9.81%
Healthcare	7.95%
Consumer Discretionary	5.27%
Utilities	3.44%
Consumer Staples	2.64%
Materials	2.12%

Top 10 equity holdings
NVIDIA	7.48%
Alphabet Class A	6.29%
Apple	4.88%
Taiwan Semiconductor Manufacturing ADR	4.33%
Howmet Aerospace	3.48%
Microsoft	3.46%
Applied Materials	2.83%
Amazon.com	2.81%
Costco Wholesale	2.64%
Eaton	2.63%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WTRCX-0526

Nomura Core Equity Fund
(formerly, Macquarie Core Equity Fund)
Class R : IYCEX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$132	1.24%
Management's discussion of Fund performance
Performance highlights
Nomura Core Equity Fund (Class R) returned 12.98% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%.
Top contributors to performance:
Stock selection in the industrials sector, primarily by way of an overweight allocation to Howmet Aerospace Inc., was a leading contributor to relative performance during the reporting period.
A meaningful underweight allocation to the healthcare sector was the leading allocation contributor to performance relative to the Fund's benchmark.
The Fund’s most significant overall contributors to relative performance were Taiwan Semiconductor Manufacturing Co. Inc., Seagate Technology Holdings PLC, and Howmet Aerospace.
Top detractors from performance:
The Fund’s overweight allocation to the financials sector was the leading detractor from relative performance during the reporting period.
Also within financials, stock selection meaningfully detracted from relative performance.
Top overall detractors from relative performance were Fiserv Inc., Salesforce Inc., and NVIDIA Corp.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Core Equity Fund (Class R) – including sales charge	12.98%	10.92%	13.00%
Nomura Core Equity Fund (Class R) – excluding sales charge	12.98%	10.92%	13.00%
S&P 500 Index	17.80%	12.06%	14.16%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$3,384,573,104
Total number of portfolio holdings*	48
Total advisory fees paid (during reporting period)	$22,949,133
Portfolio turnover rate	40%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	32.42%
Industrials	16.67%
Financials	16.13%
Communication Services	9.81%
Healthcare	7.95%
Consumer Discretionary	5.27%
Utilities	3.44%
Consumer Staples	2.64%
Materials	2.12%

Top 10 equity holdings
NVIDIA	7.48%
Alphabet Class A	6.29%
Apple	4.88%
Taiwan Semiconductor Manufacturing ADR	4.33%
Howmet Aerospace	3.48%
Microsoft	3.46%
Applied Materials	2.83%
Amazon.com	2.81%
Costco Wholesale	2.64%
Eaton	2.63%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYCEX-0526

Nomura Core Equity Fund
(formerly, Macquarie Core Equity Fund)
Institutional Class : ICIEX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$79	0.74%
Management's discussion of Fund performance
Performance highlights
Nomura Core Equity Fund (Institutional Class) returned 13.53% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%.
Top contributors to performance:
Stock selection in the industrials sector, primarily by way of an overweight allocation to Howmet Aerospace Inc., was a leading contributor to relative performance during the reporting period.
A meaningful underweight allocation to the healthcare sector was the leading allocation contributor to performance relative to the Fund's benchmark.
The Fund’s most significant overall contributors to relative performance were Taiwan Semiconductor Manufacturing Co. Inc., Seagate Technology Holdings PLC, and Howmet Aerospace.
Top detractors from performance:
The Fund’s overweight allocation to the financials sector was the leading detractor from relative performance during the reporting period.
Also within financials, stock selection meaningfully detracted from relative performance.
Top overall detractors from relative performance were Fiserv Inc., Salesforce Inc., and NVIDIA Corp.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Core Equity Fund (Institutional Class) – including sales charge	13.53%	11.50%	13.65%
Nomura Core Equity Fund (Institutional Class) – excluding sales charge	13.53%	11.50%	13.65%
S&P 500 Index	17.80%	12.06%	14.16%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$3,384,573,104
Total number of portfolio holdings*	48
Total advisory fees paid (during reporting period)	$22,949,133
Portfolio turnover rate	40%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	32.42%
Industrials	16.67%
Financials	16.13%
Communication Services	9.81%
Healthcare	7.95%
Consumer Discretionary	5.27%
Utilities	3.44%
Consumer Staples	2.64%
Materials	2.12%

Top 10 equity holdings
NVIDIA	7.48%
Alphabet Class A	6.29%
Apple	4.88%
Taiwan Semiconductor Manufacturing ADR	4.33%
Howmet Aerospace	3.48%
Microsoft	3.46%
Applied Materials	2.83%
Amazon.com	2.81%
Costco Wholesale	2.64%
Eaton	2.63%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-ICIEX-0526

Nomura Core Equity Fund
(formerly, Macquarie Core Equity Fund)
Class R6 : ICEQX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$72	0.67%
Management's discussion of Fund performance
Performance highlights
Nomura Core Equity Fund (Class R6) returned 13.58% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%.
Top contributors to performance:
Stock selection in the industrials sector, primarily by way of an overweight allocation to Howmet Aerospace Inc., was a leading contributor to relative performance during the reporting period.
A meaningful underweight allocation to the healthcare sector was the leading allocation contributor to performance relative to the Fund's benchmark.
The Fund’s most significant overall contributors to relative performance were Taiwan Semiconductor Manufacturing Co. Inc., Seagate Technology Holdings PLC, and Howmet Aerospace.
Top detractors from performance:
The Fund’s overweight allocation to the financials sector was the leading detractor from relative performance during the reporting period.
Also within financials, stock selection meaningfully detracted from relative performance.
Top overall detractors from relative performance were Fiserv Inc., Salesforce Inc., and NVIDIA Corp.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Core Equity Fund (Class R6) – including sales charge	13.58%	11.59%	13.77%
Nomura Core Equity Fund (Class R6) – excluding sales charge	13.58%	11.59%	13.77%
S&P 500 Index	17.80%	12.06%	14.16%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$3,384,573,104
Total number of portfolio holdings*	48
Total advisory fees paid (during reporting period)	$22,949,133
Portfolio turnover rate	40%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	32.42%
Industrials	16.67%
Financials	16.13%
Communication Services	9.81%
Healthcare	7.95%
Consumer Discretionary	5.27%
Utilities	3.44%
Consumer Staples	2.64%
Materials	2.12%

Top 10 equity holdings
NVIDIA	7.48%
Alphabet Class A	6.29%
Apple	4.88%
Taiwan Semiconductor Manufacturing ADR	4.33%
Howmet Aerospace	3.48%
Microsoft	3.46%
Applied Materials	2.83%
Amazon.com	2.81%
Costco Wholesale	2.64%
Eaton	2.63%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-ICEQX-0526

Nomura Core Equity Fund
(formerly, Macquarie Core Equity Fund)
Class Y : WCEYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$106	0.99%
Management's discussion of Fund performance
Performance highlights
Nomura Core Equity Fund (Class Y) returned 13.28% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%.
Top contributors to performance:
Stock selection in the industrials sector, primarily by way of an overweight allocation to Howmet Aerospace Inc., was a leading contributor to relative performance during the reporting period.
A meaningful underweight allocation to the healthcare sector was the leading allocation contributor to performance relative to the Fund's benchmark.
The Fund’s most significant overall contributors to relative performance were Taiwan Semiconductor Manufacturing Co. Inc., Seagate Technology Holdings PLC, and Howmet Aerospace.
Top detractors from performance:
The Fund’s overweight allocation to the financials sector was the leading detractor from relative performance during the reporting period.
Also within financials, stock selection meaningfully detracted from relative performance.
Top overall detractors from relative performance were Fiserv Inc., Salesforce Inc., and NVIDIA Corp.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Core Equity Fund (Class Y) – including sales charge	13.28%	11.29%	13.53%
Nomura Core Equity Fund (Class Y) – excluding sales charge	13.28%	11.29%	13.53%
S&P 500 Index	17.80%	12.06%	14.16%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$3,384,573,104
Total number of portfolio holdings*	48
Total advisory fees paid (during reporting period)	$22,949,133
Portfolio turnover rate	40%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	32.42%
Industrials	16.67%
Financials	16.13%
Communication Services	9.81%
Healthcare	7.95%
Consumer Discretionary	5.27%
Utilities	3.44%
Consumer Staples	2.64%
Materials	2.12%

Top 10 equity holdings
NVIDIA	7.48%
Alphabet Class A	6.29%
Apple	4.88%
Taiwan Semiconductor Manufacturing ADR	4.33%
Howmet Aerospace	3.48%
Microsoft	3.46%
Applied Materials	2.83%
Amazon.com	2.81%
Costco Wholesale	2.64%
Eaton	2.63%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WCEYX-0526

Nomura Global Bond Fund
(formerly, Macquarie Global Bond Fund)
Class A : IVSAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Bond Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$95	0.94%
Management's discussion of Fund performance
Performance highlights
Nomura Global Bond Fund (Class A) returned 3.08% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 4.26%, while the Bloomberg Global Aggregate Index, Hedged to USD, the Fund's narrowly based securities market index, returned 3.49%.
Top contributors to performance:
Allocations to investment grade corporate bond and agency mortgage-backed securities (MBS) contributed to performance for the reporting period, as did selections within emerging markets and corporate bonds (both investment grade and high yield), which were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. We adjusted the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Allocations to securitized credit sectors like asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), as well as emerging markets and high yield corporates detracted from performance for the reporting period.
An active exposure to inflation breakevens in the US was a modest detractor. The position was implemented as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in our view, looks resilient and could inadvertently ignite inflationary pressures.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Bond Fund (Class A) – including sales charge	-1.52%*	-0.31%	2.19%
Nomura Global Bond Fund (Class A) – excluding sales charge	3.08%*	0.88%	2.80%
Bloomberg Global Aggregate Index	4.26%	-1.46%	0.57%
Bloomberg Global Aggregate Index, Hedged to USD	3.49%	0.81%	2.05%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy and its sub-advisors as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$406,412,196
Total number of portfolio holdings*	342
Total advisory fees paid (during reporting period)	$1,845,875
Portfolio turnover rate	141%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	45.01%
Spain	7.84%
Japan	4.71%
United Kingdom	3.61%
New Zealand	2.57%
Netherlands	2.34%
Switzerland	2.03%
Germany	1.98%
France	1.84%
Italy	1.59%

Sector allocation
Banking	15.81%
Consumer Non-Cyclical	3.44%
Communications	2.73%
Finance Companies	2.55%
Technology	2.25%
Consumer Cyclical	1.74%
Energy	1.20%
Electric	1.05%
Brokerage	1.01%
Basic Industry	0.96%

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class A shares of 0.69% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Fund was renamed Nomura Global Bond Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added portfolio turnover risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVSAX-0526

Nomura Global Bond Fund
(formerly, Macquarie Global Bond Fund)
Class C : IVSCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Bond Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$171	1.69%
Management's discussion of Fund performance
Performance highlights
Nomura Global Bond Fund (Class C) returned 2.31% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 4.26%, while the Bloomberg Global Aggregate Index, Hedged to USD, the Fund's narrowly based securities market index, returned 3.49%.
Top contributors to performance:
Allocations to investment grade corporate bond and agency mortgage-backed securities (MBS) contributed to performance for the reporting period, as did selections within emerging markets and corporate bonds (both investment grade and high yield), which were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. We adjusted the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Allocations to securitized credit sectors like asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), as well as emerging markets and high yield corporates detracted from performance for the reporting period.
An active exposure to inflation breakevens in the US was a modest detractor. The position was implemented as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in our view, looks resilient and could inadvertently ignite inflationary pressures.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Bond Fund (Class C) – including sales charge	1.32%*	0.13%	2.20%
Nomura Global Bond Fund (Class C) – excluding sales charge	2.31%*	0.13%	2.20%
Bloomberg Global Aggregate Index	4.26%	-1.46%	0.57%
Bloomberg Global Aggregate Index, Hedged to USD	3.49%	0.81%	2.05%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy and its sub-advisors as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$406,412,196
Total number of portfolio holdings*	342
Total advisory fees paid (during reporting period)	$1,845,875
Portfolio turnover rate	141%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	45.01%
Spain	7.84%
Japan	4.71%
United Kingdom	3.61%
New Zealand	2.57%
Netherlands	2.34%
Switzerland	2.03%
Germany	1.98%
France	1.84%
Italy	1.59%

Sector allocation
Banking	15.81%
Consumer Non-Cyclical	3.44%
Communications	2.73%
Finance Companies	2.55%
Technology	2.25%
Consumer Cyclical	1.74%
Energy	1.20%
Electric	1.05%
Brokerage	1.01%
Basic Industry	0.96%

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class C shares of 0.69% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Fund was renamed Nomura Global Bond Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added portfolio turnover risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVSCX-0526

Nomura Global Bond Fund
(formerly, Macquarie Global Bond Fund)
Class R : IYGOX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Bond Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$121	1.19%
Management's discussion of Fund performance
Performance highlights
Nomura Global Bond Fund (Class R) returned 2.84% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 4.26%, while the Bloomberg Global Aggregate Index, Hedged to USD, the Fund's narrowly based securities market index, returned 3.49%.
Top contributors to performance:
Allocations to investment grade corporate bond and agency mortgage-backed securities (MBS) contributed to performance for the reporting period, as did selections within emerging markets and corporate bonds (both investment grade and high yield), which were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. We adjusted the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Allocations to securitized credit sectors like asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), as well as emerging markets and high yield corporates detracted from performance for the reporting period.
An active exposure to inflation breakevens in the US was a modest detractor. The position was implemented as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in our view, looks resilient and could inadvertently ignite inflationary pressures.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Bond Fund (Class R) – including sales charge	2.84%*	0.58%	2.39%
Nomura Global Bond Fund (Class R) – excluding sales charge	2.84%*	0.58%	2.39%
Bloomberg Global Aggregate Index	4.26%	-1.46%	0.57%
Bloomberg Global Aggregate Index, Hedged to USD	3.49%	0.81%	2.05%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy and its sub-advisors as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$406,412,196
Total number of portfolio holdings*	342
Total advisory fees paid (during reporting period)	$1,845,875
Portfolio turnover rate	141%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	45.01%
Spain	7.84%
Japan	4.71%
United Kingdom	3.61%
New Zealand	2.57%
Netherlands	2.34%
Switzerland	2.03%
Germany	1.98%
France	1.84%
Italy	1.59%

Sector allocation
Banking	15.81%
Consumer Non-Cyclical	3.44%
Communications	2.73%
Finance Companies	2.55%
Technology	2.25%
Consumer Cyclical	1.74%
Energy	1.20%
Electric	1.05%
Brokerage	1.01%
Basic Industry	0.96%

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class R shares of 0.69% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Fund was renamed Nomura Global Bond Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added portfolio turnover risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYGOX-0526

Nomura Global Bond Fund
(formerly, Macquarie Global Bond Fund)
Institutional Class : IVSIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Bond Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$70	0.69%
Management's discussion of Fund performance
Performance highlights
Nomura Global Bond Fund (Institutional Class) returned 3.35% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 4.26%, while the Bloomberg Global Aggregate Index, Hedged to USD, the Fund's narrowly based securities market index, returned 3.49%.
Top contributors to performance:
Allocations to investment grade corporate bond and agency mortgage-backed securities (MBS) contributed to performance for the reporting period, as did selections within emerging markets and corporate bonds (both investment grade and high yield), which were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. We adjusted the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Allocations to securitized credit sectors like asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), as well as emerging markets and high yield corporates detracted from performance for the reporting period.
An active exposure to inflation breakevens in the US was a modest detractor. The position was implemented as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in our view, looks resilient and could inadvertently ignite inflationary pressures.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Bond Fund (Institutional Class) – including sales charge	3.35%	1.13%	3.05%
Nomura Global Bond Fund (Institutional Class) – excluding sales charge	3.35%	1.13%	3.05%
Bloomberg Global Aggregate Index	4.26%	-1.46%	0.57%
Bloomberg Global Aggregate Index, Hedged to USD	3.49%	0.81%	2.05%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy and its sub-advisors as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$406,412,196
Total number of portfolio holdings*	342
Total advisory fees paid (during reporting period)	$1,845,875
Portfolio turnover rate	141%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	45.01%
Spain	7.84%
Japan	4.71%
United Kingdom	3.61%
New Zealand	2.57%
Netherlands	2.34%
Switzerland	2.03%
Germany	1.98%
France	1.84%
Italy	1.59%

Sector allocation
Banking	15.81%
Consumer Non-Cyclical	3.44%
Communications	2.73%
Finance Companies	2.55%
Technology	2.25%
Consumer Cyclical	1.74%
Energy	1.20%
Electric	1.05%
Brokerage	1.01%
Basic Industry	0.96%

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Institutional Class shares of 0.69% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Fund was renamed Nomura Global Bond Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added portfolio turnover risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVSIX-0526

Nomura Global Bond Fund
(formerly, Macquarie Global Bond Fund)
Class R6 : IVBDX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Bond Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$57	0.56%
Management's discussion of Fund performance
Performance highlights
Nomura Global Bond Fund (Class R6) returned 3.48% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 4.26%, while the Bloomberg Global Aggregate Index, Hedged to USD, the Fund's narrowly based securities market index, returned 3.49%.
Top contributors to performance:
Allocations to investment grade corporate bond and agency mortgage-backed securities (MBS) contributed to performance for the reporting period, as did selections within emerging markets and corporate bonds (both investment grade and high yield), which were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. We adjusted the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Allocations to securitized credit sectors like asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), as well as emerging markets and high yield corporates detracted from performance for the reporting period.
An active exposure to inflation breakevens in the US was a modest detractor. The position was implemented as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in our view, looks resilient and could inadvertently ignite inflationary pressures.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Bond Fund (Class R6) – including sales charge	3.48%*	1.20%	3.10%
Nomura Global Bond Fund (Class R6) – excluding sales charge	3.48%*	1.20%	3.10%
Bloomberg Global Aggregate Index	4.26%	-1.46%	0.57%
Bloomberg Global Aggregate Index, Hedged to USD	3.49%	0.81%	2.05%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy and its sub-advisors as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$406,412,196
Total number of portfolio holdings*	342
Total advisory fees paid (during reporting period)	$1,845,875
Portfolio turnover rate	141%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	45.01%
Spain	7.84%
Japan	4.71%
United Kingdom	3.61%
New Zealand	2.57%
Netherlands	2.34%
Switzerland	2.03%
Germany	1.98%
France	1.84%
Italy	1.59%

Sector allocation
Banking	15.81%
Consumer Non-Cyclical	3.44%
Communications	2.73%
Finance Companies	2.55%
Technology	2.25%
Consumer Cyclical	1.74%
Energy	1.20%
Electric	1.05%
Brokerage	1.01%
Basic Industry	0.96%

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class R6 shares of 0.56% (excluding certain items).
Effective December 1, 2025, the Fund was renamed Nomura Global Bond Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added portfolio turnover risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVBDX-0526

Nomura Global Bond Fund
(formerly, Macquarie Global Bond Fund)
Class Y : IVSYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Bond Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$95	0.94%
Management's discussion of Fund performance
Performance highlights
Nomura Global Bond Fund (Class Y) returned 3.08% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg Global Aggregate Index, the Fund's broad-based securities market index, returned 4.26%, while the Bloomberg Global Aggregate Index, Hedged to USD, the Fund's narrowly based securities market index, returned 3.49%.
Top contributors to performance:
Allocations to investment grade corporate bond and agency mortgage-backed securities (MBS) contributed to performance for the reporting period, as did selections within emerging markets and corporate bonds (both investment grade and high yield), which were additive to performance.
Treasury yields traded within a relatively narrow range during the reporting period – 65 basis points (bps) – and ended just 10 bps higher (one basis point is a hundredth of a percentage point). The US economic outlook solidified throughout the reporting period but faced threats including the war with Iran which moved oil prices above $100. We adjusted the Fund accordingly, and its duration positioning contributed to performance.
Top detractors from performance:
Allocations to securitized credit sectors like asset-backed securities (ABS) and commercial mortgage-backed securities (CMBS), as well as emerging markets and high yield corporates detracted from performance for the reporting period.
An active exposure to inflation breakevens in the US was a modest detractor. The position was implemented as a hedge against a potential policy mistake from the US Federal Reserve (Fed) in easing further in an economy that, in our view, looks resilient and could inadvertently ignite inflationary pressures.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Bond Fund (Class Y) – including sales charge	3.08%*	0.90%	2.81%
Nomura Global Bond Fund (Class Y) – excluding sales charge	3.08%*	0.90%	2.81%
Bloomberg Global Aggregate Index	4.26%	-1.46%	0.57%
Bloomberg Global Aggregate Index, Hedged to USD	3.49%	0.81%	2.05%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy and its sub-advisors as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$406,412,196
Total number of portfolio holdings*	342
Total advisory fees paid (during reporting period)	$1,845,875
Portfolio turnover rate	141%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	45.01%
Spain	7.84%
Japan	4.71%
United Kingdom	3.61%
New Zealand	2.57%
Netherlands	2.34%
Switzerland	2.03%
Germany	1.98%
France	1.84%
Italy	1.59%

Sector allocation
Banking	15.81%
Consumer Non-Cyclical	3.44%
Communications	2.73%
Finance Companies	2.55%
Technology	2.25%
Consumer Cyclical	1.74%
Energy	1.20%
Electric	1.05%
Brokerage	1.01%
Basic Industry	0.96%

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class Y shares of 0.69% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, the Fund was renamed Nomura Global Bond Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added portfolio turnover risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVSYX-0526

Nomura Global Growth Fund
(formerly, Macquarie Global Growth Fund)
Class A : IVINX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$116	1.09%
Management's discussion of Fund performance
Performance highlights
Nomura Global Growth Fund (Class A) returned 13.26% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Stocks within healthcare contributed to performance during the reporting period due to holdings in Hoya Corp. and Rede D'Or Sao Luiz SA.
An underweight allocation to utilities also contributed to performance.
At the country level, Taiwan, Spain, and Denmark contributed the most.
Top detractors from performance:
Within communication services, an underweight allocation to Alphabet Inc. and exposure to select telecommunications companies detracted from performance during the reporting period, due to moderated growth and valuation concerns.
Stock selection in consumer discretionary also detracted from performance, driven by holdings in Sea Ltd. and Ferrari NV.
At the country level, the US, Germany, and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Growth Fund (Class A) – including sales charge	6.75%	6.67%	9.81%
Nomura Global Growth Fund (Class A) – excluding sales charge	13.26%	7.94%	10.46%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$810,107,764
Total number of portfolio holdings*	56
Total advisory fees paid (during reporting period)	$5,761,716
Portfolio turnover rate	46%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	62.38%
Taiwan	4.98%
India	3.36%
United Kingdom	3.24%
Japan	2.97%
France	2.53%
Germany	2.41%
Spain	2.11%
Canada	2.02%
Netherlands	1.94%

Sector allocation*
Information Technology	26.40%
Financials	15.38%
Industrials	14.14%
Healthcare	10.15%
Consumer Discretionary	9.67%
Communication Services	8.95%
Consumer Staples	6.75%
Materials	3.16%
Energy	2.31%
Utilities	1.87%

Top 10 equity holdings
NVIDIA	5.91%
Taiwan Semiconductor Manufacturing	4.98%
Microsoft	3.73%
Apple	3.35%
Alphabet Class A	2.36%
KLA	2.29%
Amazon.com	2.20%
Howmet Aerospace	2.14%
Banco Bilbao Vizcaya Argentaria	2.11%
Alimentation Couche-Tard	2.02%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Global Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVINX-0526

Nomura Global Growth Fund
(formerly, Macquarie Global Growth Fund)
Class C : IVNCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$196	1.85%
Management's discussion of Fund performance
Performance highlights
Nomura Global Growth Fund (Class C) returned 12.37% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Stocks within healthcare contributed to performance during the reporting period due to holdings in Hoya Corp. and Rede D'Or Sao Luiz SA.
An underweight allocation to utilities also contributed to performance.
At the country level, Taiwan, Spain, and Denmark contributed the most.
Top detractors from performance:
Within communication services, an underweight allocation to Alphabet Inc. and exposure to select telecommunications companies detracted from performance during the reporting period, due to moderated growth and valuation concerns.
Stock selection in consumer discretionary also detracted from performance, driven by holdings in Sea Ltd. and Ferrari NV.
At the country level, the US, Germany, and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Growth Fund (Class C) – including sales charge	11.41%	7.05%	9.72%
Nomura Global Growth Fund (Class C) – excluding sales charge	12.37%	7.05%	9.72%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$810,107,764
Total number of portfolio holdings*	56
Total advisory fees paid (during reporting period)	$5,761,716
Portfolio turnover rate	46%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	62.38%
Taiwan	4.98%
India	3.36%
United Kingdom	3.24%
Japan	2.97%
France	2.53%
Germany	2.41%
Spain	2.11%
Canada	2.02%
Netherlands	1.94%

Sector allocation*
Information Technology	26.40%
Financials	15.38%
Industrials	14.14%
Healthcare	10.15%
Consumer Discretionary	9.67%
Communication Services	8.95%
Consumer Staples	6.75%
Materials	3.16%
Energy	2.31%
Utilities	1.87%

Top 10 equity holdings
NVIDIA	5.91%
Taiwan Semiconductor Manufacturing	4.98%
Microsoft	3.73%
Apple	3.35%
Alphabet Class A	2.36%
KLA	2.29%
Amazon.com	2.20%
Howmet Aerospace	2.14%
Banco Bilbao Vizcaya Argentaria	2.11%
Alimentation Couche-Tard	2.02%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Global Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVNCX-0526

Nomura Global Growth Fund
(formerly, Macquarie Global Growth Fund)
Class R : IYIGX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$144	1.35%
Management's discussion of Fund performance
Performance highlights
Nomura Global Growth Fund (Class R) returned 12.96% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Stocks within healthcare contributed to performance during the reporting period due to holdings in Hoya Corp. and Rede D'Or Sao Luiz SA.
An underweight allocation to utilities also contributed to performance.
At the country level, Taiwan, Spain, and Denmark contributed the most.
Top detractors from performance:
Within communication services, an underweight allocation to Alphabet Inc. and exposure to select telecommunications companies detracted from performance during the reporting period, due to moderated growth and valuation concerns.
Stock selection in consumer discretionary also detracted from performance, driven by holdings in Sea Ltd. and Ferrari NV.
At the country level, the US, Germany, and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Growth Fund (Class R) – including sales charge	12.96%	7.63%	10.14%
Nomura Global Growth Fund (Class R) – excluding sales charge	12.96%	7.63%	10.14%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$810,107,764
Total number of portfolio holdings*	56
Total advisory fees paid (during reporting period)	$5,761,716
Portfolio turnover rate	46%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	62.38%
Taiwan	4.98%
India	3.36%
United Kingdom	3.24%
Japan	2.97%
France	2.53%
Germany	2.41%
Spain	2.11%
Canada	2.02%
Netherlands	1.94%

Sector allocation*
Information Technology	26.40%
Financials	15.38%
Industrials	14.14%
Healthcare	10.15%
Consumer Discretionary	9.67%
Communication Services	8.95%
Consumer Staples	6.75%
Materials	3.16%
Energy	2.31%
Utilities	1.87%

Top 10 equity holdings
NVIDIA	5.91%
Taiwan Semiconductor Manufacturing	4.98%
Microsoft	3.73%
Apple	3.35%
Alphabet Class A	2.36%
KLA	2.29%
Amazon.com	2.20%
Howmet Aerospace	2.14%
Banco Bilbao Vizcaya Argentaria	2.11%
Alimentation Couche-Tard	2.02%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Global Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYIGX-0526

Nomura Global Growth Fund
(formerly, Macquarie Global Growth Fund)
Institutional Class : IGIIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$91	0.85%
Management's discussion of Fund performance
Performance highlights
Nomura Global Growth Fund (Institutional Class) returned 13.52% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Stocks within healthcare contributed to performance during the reporting period due to holdings in Hoya Corp. and Rede D'Or Sao Luiz SA.
An underweight allocation to utilities also contributed to performance.
At the country level, Taiwan, Spain, and Denmark contributed the most.
Top detractors from performance:
Within communication services, an underweight allocation to Alphabet Inc. and exposure to select telecommunications companies detracted from performance during the reporting period, due to moderated growth and valuation concerns.
Stock selection in consumer discretionary also detracted from performance, driven by holdings in Sea Ltd. and Ferrari NV.
At the country level, the US, Germany, and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Growth Fund (Institutional Class) – including sales charge	13.52%	8.20%	10.75%
Nomura Global Growth Fund (Institutional Class) – excluding sales charge	13.52%	8.20%	10.75%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$810,107,764
Total number of portfolio holdings*	56
Total advisory fees paid (during reporting period)	$5,761,716
Portfolio turnover rate	46%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	62.38%
Taiwan	4.98%
India	3.36%
United Kingdom	3.24%
Japan	2.97%
France	2.53%
Germany	2.41%
Spain	2.11%
Canada	2.02%
Netherlands	1.94%

Sector allocation*
Information Technology	26.40%
Financials	15.38%
Industrials	14.14%
Healthcare	10.15%
Consumer Discretionary	9.67%
Communication Services	8.95%
Consumer Staples	6.75%
Materials	3.16%
Energy	2.31%
Utilities	1.87%

Top 10 equity holdings
NVIDIA	5.91%
Taiwan Semiconductor Manufacturing	4.98%
Microsoft	3.73%
Apple	3.35%
Alphabet Class A	2.36%
KLA	2.29%
Amazon.com	2.20%
Howmet Aerospace	2.14%
Banco Bilbao Vizcaya Argentaria	2.11%
Alimentation Couche-Tard	2.02%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Global Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IGIIX-0526

Nomura Global Growth Fund
(formerly, Macquarie Global Growth Fund)
Class R6 : ITGRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$81	0.76%
Management's discussion of Fund performance
Performance highlights
Nomura Global Growth Fund (Class R6) returned 13.64% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Stocks within healthcare contributed to performance during the reporting period due to holdings in Hoya Corp. and Rede D'Or Sao Luiz SA.
An underweight allocation to utilities also contributed to performance.
At the country level, Taiwan, Spain, and Denmark contributed the most.
Top detractors from performance:
Within communication services, an underweight allocation to Alphabet Inc. and exposure to select telecommunications companies detracted from performance during the reporting period, due to moderated growth and valuation concerns.
Stock selection in consumer discretionary also detracted from performance, driven by holdings in Sea Ltd. and Ferrari NV.
At the country level, the US, Germany, and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Growth Fund (Class R6) – including sales charge	13.64%	8.29%	10.88%
Nomura Global Growth Fund (Class R6) – excluding sales charge	13.64%	8.29%	10.88%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$810,107,764
Total number of portfolio holdings*	56
Total advisory fees paid (during reporting period)	$5,761,716
Portfolio turnover rate	46%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	62.38%
Taiwan	4.98%
India	3.36%
United Kingdom	3.24%
Japan	2.97%
France	2.53%
Germany	2.41%
Spain	2.11%
Canada	2.02%
Netherlands	1.94%

Sector allocation*
Information Technology	26.40%
Financials	15.38%
Industrials	14.14%
Healthcare	10.15%
Consumer Discretionary	9.67%
Communication Services	8.95%
Consumer Staples	6.75%
Materials	3.16%
Energy	2.31%
Utilities	1.87%

Top 10 equity holdings
NVIDIA	5.91%
Taiwan Semiconductor Manufacturing	4.98%
Microsoft	3.73%
Apple	3.35%
Alphabet Class A	2.36%
KLA	2.29%
Amazon.com	2.20%
Howmet Aerospace	2.14%
Banco Bilbao Vizcaya Argentaria	2.11%
Alimentation Couche-Tard	2.02%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class R6 shares of 0.76% (excluding certain items).
Effective December 1, 2025, the Fund was renamed Nomura Global Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-ITGRX-0526

Nomura Global Growth Fund
(formerly, Macquarie Global Growth Fund)
Class Y : IVIYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Global Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$117	1.10%
Management's discussion of Fund performance
Performance highlights
Nomura Global Growth Fund (Class Y) returned 13.27% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Stocks within healthcare contributed to performance during the reporting period due to holdings in Hoya Corp. and Rede D'Or Sao Luiz SA.
An underweight allocation to utilities also contributed to performance.
At the country level, Taiwan, Spain, and Denmark contributed the most.
Top detractors from performance:
Within communication services, an underweight allocation to Alphabet Inc. and exposure to select telecommunications companies detracted from performance during the reporting period, due to moderated growth and valuation concerns.
Stock selection in consumer discretionary also detracted from performance, driven by holdings in Sea Ltd. and Ferrari NV.
At the country level, the US, Germany, and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Global Growth Fund (Class Y) – including sales charge	13.27%	7.93%	10.47%
Nomura Global Growth Fund (Class Y) – excluding sales charge	13.27%	7.93%	10.47%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$810,107,764
Total number of portfolio holdings*	56
Total advisory fees paid (during reporting period)	$5,761,716
Portfolio turnover rate	46%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
United States	62.38%
Taiwan	4.98%
India	3.36%
United Kingdom	3.24%
Japan	2.97%
France	2.53%
Germany	2.41%
Spain	2.11%
Canada	2.02%
Netherlands	1.94%

Sector allocation*
Information Technology	26.40%
Financials	15.38%
Industrials	14.14%
Healthcare	10.15%
Consumer Discretionary	9.67%
Communication Services	8.95%
Consumer Staples	6.75%
Materials	3.16%
Energy	2.31%
Utilities	1.87%

Top 10 equity holdings
NVIDIA	5.91%
Taiwan Semiconductor Manufacturing	4.98%
Microsoft	3.73%
Apple	3.35%
Alphabet Class A	2.36%
KLA	2.29%
Amazon.com	2.20%
Howmet Aerospace	2.14%
Banco Bilbao Vizcaya Argentaria	2.11%
Alimentation Couche-Tard	2.02%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Global Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVIYX-0526

Nomura High Income Fund
(formerly, Macquarie High Income Fund)
Class A : WHIAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura High Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$90	0.88%
Management's discussion of Fund performance
Performance highlights
Nomura High Income Fund (Class A) returned 5.07% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%, while the ICE BofA US High Yield Constrained Index, the Fund's narrowly based securities market index, returned 6.90%.
Top contributors to performance:
Security selection within the banking sector
Security selection within the capital goods sector
Security selection within the automotive sector
Top detractors from performance:
Security selection within the gaming sector
An underweight allocation to the real estate sector
An underweight allocation and security selection within the services sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura High Income Fund (Class A) – including sales charge	0.42%	1.40%	4.50%
Nomura High Income Fund (Class A) – excluding sales charge	5.07%	2.60%	5.12%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
ICE BofA US High Yield Constrained Index	6.90%	4.20%	6.04%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,728,885,704
Total number of portfolio holdings*	240
Total advisory fees paid (during reporting period)	$9,587,216
Portfolio turnover rate	34%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation
Energy	11.18%
Media	10.57%
Healthcare	7.70%
Capital Goods	7.42%
Basic Industry	7.17%
Financial Services	6.34%
Insurance	5.80%
Telecommunications	5.41%
Retail	5.31%
Services	4.34%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura High Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added a new principal investment strategy to invest in a wholly-owned company acting as an investment vehicle for the Fund and added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WHIAX-0526

Nomura High Income Fund
(formerly, Macquarie High Income Fund)
Class C : WRHIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura High Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$166	1.63%
Management's discussion of Fund performance
Performance highlights
Nomura High Income Fund (Class C) returned 4.28% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%, while the ICE BofA US High Yield Constrained Index, the Fund's narrowly based securities market index, returned 6.90%.
Top contributors to performance:
Security selection within the banking sector
Security selection within the capital goods sector
Security selection within the automotive sector
Top detractors from performance:
Security selection within the gaming sector
An underweight allocation to the real estate sector
An underweight allocation and security selection within the services sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura High Income Fund (Class C) – including sales charge	3.30%	1.81%	4.52%
Nomura High Income Fund (Class C) – excluding sales charge	4.28%	1.81%	4.52%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
ICE BofA US High Yield Constrained Index	6.90%	4.20%	6.04%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,728,885,704
Total number of portfolio holdings*	240
Total advisory fees paid (during reporting period)	$9,587,216
Portfolio turnover rate	34%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation
Energy	11.18%
Media	10.57%
Healthcare	7.70%
Capital Goods	7.42%
Basic Industry	7.17%
Financial Services	6.34%
Insurance	5.80%
Telecommunications	5.41%
Retail	5.31%
Services	4.34%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura High Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added a new principal investment strategy to invest in a wholly-owned company acting as an investment vehicle for the Fund and added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WRHIX-0526

Nomura High Income Fund
(formerly, Macquarie High Income Fund)
Class R : IYHIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura High Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$116	1.13%
Management's discussion of Fund performance
Performance highlights
Nomura High Income Fund (Class R) returned 4.98% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%, while the ICE BofA US High Yield Constrained Index, the Fund's narrowly based securities market index, returned 6.90%.
Top contributors to performance:
Security selection within the banking sector
Security selection within the capital goods sector
Security selection within the automotive sector
Top detractors from performance:
Security selection within the gaming sector
An underweight allocation to the real estate sector
An underweight allocation and security selection within the services sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura High Income Fund (Class R) – including sales charge	4.98%*	2.31%	4.78%
Nomura High Income Fund (Class R) – excluding sales charge	4.98%*	2.31%	4.78%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
ICE BofA US High Yield Constrained Index	6.90%	4.20%	6.04%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,728,885,704
Total number of portfolio holdings*	240
Total advisory fees paid (during reporting period)	$9,587,216
Portfolio turnover rate	34%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation
Energy	11.18%
Media	10.57%
Healthcare	7.70%
Capital Goods	7.42%
Basic Industry	7.17%
Financial Services	6.34%
Insurance	5.80%
Telecommunications	5.41%
Retail	5.31%
Services	4.34%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura High Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added a new principal investment strategy to invest in a wholly-owned company acting as an investment vehicle for the Fund and added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYHIX-0526

Nomura High Income Fund
(formerly, Macquarie High Income Fund)
Institutional Class : IVHIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura High Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$65	0.63%
Management's discussion of Fund performance
Performance highlights
Nomura High Income Fund (Institutional Class) returned 5.51% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%, while the ICE BofA US High Yield Constrained Index, the Fund's narrowly based securities market index, returned 6.90%.
Top contributors to performance:
Security selection within the banking sector
Security selection within the capital goods sector
Security selection within the automotive sector
Top detractors from performance:
Security selection within the gaming sector
An underweight allocation to the real estate sector
An underweight allocation and security selection within the services sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura High Income Fund (Institutional Class) – including sales charge	5.51%*	2.84%	5.37%
Nomura High Income Fund (Institutional Class) – excluding sales charge	5.51%*	2.84%	5.37%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
ICE BofA US High Yield Constrained Index	6.90%	4.20%	6.04%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,728,885,704
Total number of portfolio holdings*	240
Total advisory fees paid (during reporting period)	$9,587,216
Portfolio turnover rate	34%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation
Energy	11.18%
Media	10.57%
Healthcare	7.70%
Capital Goods	7.42%
Basic Industry	7.17%
Financial Services	6.34%
Insurance	5.80%
Telecommunications	5.41%
Retail	5.31%
Services	4.34%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura High Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added a new principal investment strategy to invest in a wholly-owned company acting as an investment vehicle for the Fund and added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVHIX-0526

Nomura High Income Fund
(formerly, Macquarie High Income Fund)
Class R6 : IHIFX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura High Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$55	0.54%
Management's discussion of Fund performance
Performance highlights
Nomura High Income Fund (Class R6) returned 5.42% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%, while the ICE BofA US High Yield Constrained Index, the Fund's narrowly based securities market index, returned 6.90%.
Top contributors to performance:
Security selection within the banking sector
Security selection within the capital goods sector
Security selection within the automotive sector
Top detractors from performance:
Security selection within the gaming sector
An underweight allocation to the real estate sector
An underweight allocation and security selection within the services sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura High Income Fund (Class R6) – including sales charge	5.42%	2.93%	5.50%
Nomura High Income Fund (Class R6) – excluding sales charge	5.42%	2.93%	5.50%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
ICE BofA US High Yield Constrained Index	6.90%	4.20%	6.04%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,728,885,704
Total number of portfolio holdings*	240
Total advisory fees paid (during reporting period)	$9,587,216
Portfolio turnover rate	34%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation
Energy	11.18%
Media	10.57%
Healthcare	7.70%
Capital Goods	7.42%
Basic Industry	7.17%
Financial Services	6.34%
Insurance	5.80%
Telecommunications	5.41%
Retail	5.31%
Services	4.34%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura High Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added a new principal investment strategy to invest in a wholly-owned company acting as an investment vehicle for the Fund and added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IHIFX-0526

Nomura High Income Fund
(formerly, Macquarie High Income Fund)
Class Y : WHIYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura High Income Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$90	0.88%
Management's discussion of Fund performance
Performance highlights
Nomura High Income Fund (Class Y) returned 5.07% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Bloomberg US Aggregate Index, the Fund's broad-based securities market index, returned 4.35%, while the ICE BofA US High Yield Constrained Index, the Fund's narrowly based securities market index, returned 6.90%.
Top contributors to performance:
Security selection within the banking sector
Security selection within the capital goods sector
Security selection within the automotive sector
Top detractors from performance:
Security selection within the gaming sector
An underweight allocation to the real estate sector
An underweight allocation and security selection within the services sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura High Income Fund (Class Y) – including sales charge	5.07%	2.56%	5.10%
Nomura High Income Fund (Class Y) – excluding sales charge	5.07%	2.56%	5.10%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
ICE BofA US High Yield Constrained Index	6.90%	4.20%	6.04%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,728,885,704
Total number of portfolio holdings*	240
Total advisory fees paid (during reporting period)	$9,587,216
Portfolio turnover rate	34%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The table below shows the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation
Energy	11.18%
Media	10.57%
Healthcare	7.70%
Capital Goods	7.42%
Basic Industry	7.17%
Financial Services	6.34%
Insurance	5.80%
Telecommunications	5.41%
Retail	5.31%
Services	4.34%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura High Income Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025), Macquarie Investment Management Europe Limited, and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
During the fiscal year, the Fund added a new principal investment strategy to invest in a wholly-owned company acting as an investment vehicle for the Fund and added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WHIYX-0526

Nomura International Core Equity Fund
(formerly, Macquarie International Core Equity Fund)
Class A : IVIAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura International Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$106	1.02%
Management's discussion of Fund performance
Performance highlights
Nomura International Core Equity Fund (Class A) returned 8.23% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Top contributors to performance:
Stocks within the energy sector contributed the most to performance during the reporting period primarily due to holdings in SLB Ltd., which outperformed.
Stock selection within real estate contributed to performance.
At the country level, the technology heavy hubs in Asia including South Korea and Taiwan contributed most.
Top detractors from performance:
Stocks within healthcare detracted from performance during the reporting period. Holdings in ICON PLC underperformed, triggered by an internal probe into revenue recognition practices.
Stock selection within consumer discretionary also detracted from performance, driven by holdings in Flutter Entertainment PLC and Sea Ltd.
At the country level, the UK and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura International Core Equity Fund (Class A) – including sales charge	2.02%*	3.71%*	5.60%*
Nomura International Core Equity Fund (Class A) – excluding sales charge	8.23%*	4.95%*	6.23%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,208,814,923
Total number of portfolio holdings*	51
Total advisory fees paid (during reporting period)	$8,122,547
Portfolio turnover rate	108%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Netherlands	10.55%
United States	10.41%
Japan	9.38%
Taiwan	8.05%
China	7.68%
Brazil	7.08%
United Kingdom	6.95%
Canada	5.62%
South Korea	5.15%
Germany	5.06%

Sector allocation*
Industrials	19.14%
Information Technology	18.57%
Financials	18.47%
Consumer Discretionary	11.34%
Healthcare	7.53%
Communication Services	5.37%
Materials	4.27%
Consumer Staples	3.85%
Energy	3.37%
Utilities	1.88%
Real Estate	1.72%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	8.05%
SMC	3.18%
ING Groep	3.18%
ASML Holding	3.12%
Samsung Electronics	2.80%
Mitsubishi UFJ Financial Group	2.56%
Banco Bilbao Vizcaya Argentaria	2.54%
Prudential	2.41%
SLB	2.41%
SK Hynix	2.35%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura International Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added growth stock risk and limited number of securities risk and removed foreign currency exchange transactions and forward foreign currency contracts risk as principal risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVIAX-0526

Nomura International Core Equity Fund
(formerly, Macquarie International Core Equity Fund)
Class C : IVIFX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura International Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$184	1.77%
Management's discussion of Fund performance
Performance highlights
Nomura International Core Equity Fund (Class C) returned 7.47% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Top contributors to performance:
Stocks within the energy sector contributed the most to performance during the reporting period primarily due to holdings in SLB Ltd., which outperformed.
Stock selection within real estate contributed to performance.
At the country level, the technology heavy hubs in Asia including South Korea and Taiwan contributed most.
Top detractors from performance:
Stocks within healthcare detracted from performance during the reporting period. Holdings in ICON PLC underperformed, triggered by an internal probe into revenue recognition practices.
Stock selection within consumer discretionary also detracted from performance, driven by holdings in Flutter Entertainment PLC and Sea Ltd.
At the country level, the UK and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura International Core Equity Fund (Class C) – including sales charge	6.52%	4.18%	5.64%
Nomura International Core Equity Fund (Class C) – excluding sales charge	7.47%	4.18%	5.64%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,208,814,923
Total number of portfolio holdings*	51
Total advisory fees paid (during reporting period)	$8,122,547
Portfolio turnover rate	108%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Netherlands	10.55%
United States	10.41%
Japan	9.38%
Taiwan	8.05%
China	7.68%
Brazil	7.08%
United Kingdom	6.95%
Canada	5.62%
South Korea	5.15%
Germany	5.06%

Sector allocation*
Industrials	19.14%
Information Technology	18.57%
Financials	18.47%
Consumer Discretionary	11.34%
Healthcare	7.53%
Communication Services	5.37%
Materials	4.27%
Consumer Staples	3.85%
Energy	3.37%
Utilities	1.88%
Real Estate	1.72%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	8.05%
SMC	3.18%
ING Groep	3.18%
ASML Holding	3.12%
Samsung Electronics	2.80%
Mitsubishi UFJ Financial Group	2.56%
Banco Bilbao Vizcaya Argentaria	2.54%
Prudential	2.41%
SLB	2.41%
SK Hynix	2.35%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura International Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added growth stock risk and limited number of securities risk and removed foreign currency exchange transactions and forward foreign currency contracts risk as principal risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVIFX-0526

Nomura International Core Equity Fund
(formerly, Macquarie International Core Equity Fund)
Class R : IYITX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura International Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$132	1.27%
Management's discussion of Fund performance
Performance highlights
Nomura International Core Equity Fund (Class R) returned 8.04% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Top contributors to performance:
Stocks within the energy sector contributed the most to performance during the reporting period primarily due to holdings in SLB Ltd., which outperformed.
Stock selection within real estate contributed to performance.
At the country level, the technology heavy hubs in Asia including South Korea and Taiwan contributed most.
Top detractors from performance:
Stocks within healthcare detracted from performance during the reporting period. Holdings in ICON PLC underperformed, triggered by an internal probe into revenue recognition practices.
Stock selection within consumer discretionary also detracted from performance, driven by holdings in Flutter Entertainment PLC and Sea Ltd.
At the country level, the UK and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura International Core Equity Fund (Class R) – including sales charge	8.04%	4.68%	5.94%
Nomura International Core Equity Fund (Class R) – excluding sales charge	8.04%	4.68%	5.94%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,208,814,923
Total number of portfolio holdings*	51
Total advisory fees paid (during reporting period)	$8,122,547
Portfolio turnover rate	108%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Netherlands	10.55%
United States	10.41%
Japan	9.38%
Taiwan	8.05%
China	7.68%
Brazil	7.08%
United Kingdom	6.95%
Canada	5.62%
South Korea	5.15%
Germany	5.06%

Sector allocation*
Industrials	19.14%
Information Technology	18.57%
Financials	18.47%
Consumer Discretionary	11.34%
Healthcare	7.53%
Communication Services	5.37%
Materials	4.27%
Consumer Staples	3.85%
Energy	3.37%
Utilities	1.88%
Real Estate	1.72%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	8.05%
SMC	3.18%
ING Groep	3.18%
ASML Holding	3.12%
Samsung Electronics	2.80%
Mitsubishi UFJ Financial Group	2.56%
Banco Bilbao Vizcaya Argentaria	2.54%
Prudential	2.41%
SLB	2.41%
SK Hynix	2.35%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura International Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added growth stock risk and limited number of securities risk and removed foreign currency exchange transactions and forward foreign currency contracts risk as principal risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYITX-0526

Nomura International Core Equity Fund
(formerly, Macquarie International Core Equity Fund)
Institutional Class : ICEIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura International Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$80	0.77%
Management's discussion of Fund performance
Performance highlights
Nomura International Core Equity Fund (Institutional Class) returned 8.56% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Top contributors to performance:
Stocks within the energy sector contributed the most to performance during the reporting period primarily due to holdings in SLB Ltd., which outperformed.
Stock selection within real estate contributed to performance.
At the country level, the technology heavy hubs in Asia including South Korea and Taiwan contributed most.
Top detractors from performance:
Stocks within healthcare detracted from performance during the reporting period. Holdings in ICON PLC underperformed, triggered by an internal probe into revenue recognition practices.
Stock selection within consumer discretionary also detracted from performance, driven by holdings in Flutter Entertainment PLC and Sea Ltd.
At the country level, the UK and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura International Core Equity Fund (Institutional Class) – including sales charge	8.56%	5.26%	6.59%
Nomura International Core Equity Fund (Institutional Class) – excluding sales charge	8.56%	5.26%	6.59%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,208,814,923
Total number of portfolio holdings*	51
Total advisory fees paid (during reporting period)	$8,122,547
Portfolio turnover rate	108%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Netherlands	10.55%
United States	10.41%
Japan	9.38%
Taiwan	8.05%
China	7.68%
Brazil	7.08%
United Kingdom	6.95%
Canada	5.62%
South Korea	5.15%
Germany	5.06%

Sector allocation*
Industrials	19.14%
Information Technology	18.57%
Financials	18.47%
Consumer Discretionary	11.34%
Healthcare	7.53%
Communication Services	5.37%
Materials	4.27%
Consumer Staples	3.85%
Energy	3.37%
Utilities	1.88%
Real Estate	1.72%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	8.05%
SMC	3.18%
ING Groep	3.18%
ASML Holding	3.12%
Samsung Electronics	2.80%
Mitsubishi UFJ Financial Group	2.56%
Banco Bilbao Vizcaya Argentaria	2.54%
Prudential	2.41%
SLB	2.41%
SK Hynix	2.35%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura International Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added growth stock risk and limited number of securities risk and removed foreign currency exchange transactions and forward foreign currency contracts risk as principal risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-ICEIX-0526

Nomura International Core Equity Fund
(formerly, Macquarie International Core Equity Fund)
Class R6 : IINCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura International Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$69	0.66%
Management's discussion of Fund performance
Performance highlights
Nomura International Core Equity Fund (Class R6) returned 8.71% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Top contributors to performance:
Stocks within the energy sector contributed the most to performance during the reporting period primarily due to holdings in SLB Ltd., which outperformed.
Stock selection within real estate contributed to performance.
At the country level, the technology heavy hubs in Asia including South Korea and Taiwan contributed most.
Top detractors from performance:
Stocks within healthcare detracted from performance during the reporting period. Holdings in ICON PLC underperformed, triggered by an internal probe into revenue recognition practices.
Stock selection within consumer discretionary also detracted from performance, driven by holdings in Flutter Entertainment PLC and Sea Ltd.
At the country level, the UK and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura International Core Equity Fund (Class R6) – including sales charge	8.71%	5.34%	6.67%
Nomura International Core Equity Fund (Class R6) – excluding sales charge	8.71%	5.34%	6.67%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,208,814,923
Total number of portfolio holdings*	51
Total advisory fees paid (during reporting period)	$8,122,547
Portfolio turnover rate	108%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Netherlands	10.55%
United States	10.41%
Japan	9.38%
Taiwan	8.05%
China	7.68%
Brazil	7.08%
United Kingdom	6.95%
Canada	5.62%
South Korea	5.15%
Germany	5.06%

Sector allocation*
Industrials	19.14%
Information Technology	18.57%
Financials	18.47%
Consumer Discretionary	11.34%
Healthcare	7.53%
Communication Services	5.37%
Materials	4.27%
Consumer Staples	3.85%
Energy	3.37%
Utilities	1.88%
Real Estate	1.72%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	8.05%
SMC	3.18%
ING Groep	3.18%
ASML Holding	3.12%
Samsung Electronics	2.80%
Mitsubishi UFJ Financial Group	2.56%
Banco Bilbao Vizcaya Argentaria	2.54%
Prudential	2.41%
SLB	2.41%
SK Hynix	2.35%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura International Core Equity Fund.
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class R6 shares of 0.66% (excluding certain items).
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added growth stock risk and limited number of securities risk and removed foreign currency exchange transactions and forward foreign currency contracts risk as principal risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IINCX-0526

Nomura International Core Equity Fund
(formerly, Macquarie International Core Equity Fund)
Class Y : IVVYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura International Core Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$106	1.02%
Management's discussion of Fund performance
Performance highlights
Nomura International Core Equity Fund (Class Y) returned 8.28% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) ex USA Index (net) and MSCI ACWI ex USA Index (gross), the Fund's broad-based securities market index, returned 24.91% and 25.58%, respectively.
Top contributors to performance:
Stocks within the energy sector contributed the most to performance during the reporting period primarily due to holdings in SLB Ltd., which outperformed.
Stock selection within real estate contributed to performance.
At the country level, the technology heavy hubs in Asia including South Korea and Taiwan contributed most.
Top detractors from performance:
Stocks within healthcare detracted from performance during the reporting period. Holdings in ICON PLC underperformed, triggered by an internal probe into revenue recognition practices.
Stock selection within consumer discretionary also detracted from performance, driven by holdings in Flutter Entertainment PLC and Sea Ltd.
At the country level, the UK and Singapore detracted the most.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura International Core Equity Fund (Class Y) – including sales charge	8.28%	4.96%	6.27%
Nomura International Core Equity Fund (Class Y) – excluding sales charge	8.28%	4.96%	6.27%
MSCI ACWI ex USA Index (net)	24.91%	7.02%	8.38%
MSCI ACWI ex USA Index (gross)	25.58%	7.56%	8.91%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,208,814,923
Total number of portfolio holdings*	51
Total advisory fees paid (during reporting period)	$8,122,547
Portfolio turnover rate	108%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
Netherlands	10.55%
United States	10.41%
Japan	9.38%
Taiwan	8.05%
China	7.68%
Brazil	7.08%
United Kingdom	6.95%
Canada	5.62%
South Korea	5.15%
Germany	5.06%

Sector allocation*
Industrials	19.14%
Information Technology	18.57%
Financials	18.47%
Consumer Discretionary	11.34%
Healthcare	7.53%
Communication Services	5.37%
Materials	4.27%
Consumer Staples	3.85%
Energy	3.37%
Utilities	1.88%
Real Estate	1.72%

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	8.05%
SMC	3.18%
ING Groep	3.18%
ASML Holding	3.12%
Samsung Electronics	2.80%
Mitsubishi UFJ Financial Group	2.56%
Banco Bilbao Vizcaya Argentaria	2.54%
Prudential	2.41%
SLB	2.41%
SK Hynix	2.35%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura International Core Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added growth stock risk and limited number of securities risk and removed foreign currency exchange transactions and forward foreign currency contracts risk as principal risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVVYX-0526

Nomura Large Cap Growth Fund
(formerly, Macquarie Large Cap Growth Fund)
Class A : WLGAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$90	0.89%
Management's discussion of Fund performance
Performance highlights
Nomura Large Cap Growth Fund (Class A) returned 2.06% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
Top contributors to performance:
Stock selection in the communication services sector and an underweight allocation to the consumer discretionary sector contributed the most to the Fund’s performance during the reporting period.
The Fund's position in Taiwan Semiconductor Manufacturing Co. Ltd. contributed the most to performance, followed by an underweight allocation to Apple Inc., and not owning Adobe Inc. and ServiceNow Inc.
The Fund’s outperformance in the communication services sector was primarily due to an underweight allocation to Meta Platforms Inc., which benefited the Fund.
Top detractors from performance:
Stock selection in the industrials, information technology, and healthcare sectors detracted the most from performance during the reporting period. And overweight allocation to the financials sector also hurt relative performance.
At a stock level, UnitedHealth Group Inc., Intuit Inc., and an underweight allocation to Broadcom Inc. detracted the most. Generally, holdings within software and business services weighed on returns.
At a high level, the portfolio’s quality tilt was a headwind for returns as quality was not in favor by the market.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Large Cap Growth Fund (Class A) – including sales charge	-3.82%	7.48%	13.62%
Nomura Large Cap Growth Fund (Class A) – excluding sales charge	2.06%	8.76%	14.29%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$5,835,177,590
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$37,837,344
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	48.42%
Financials	15.15%
Communication Services	9.72%
Healthcare	9.29%
Consumer Discretionary	8.66%
Industrials	6.42%
Materials	1.53%
Consumer Staples	0.68%
Real Estate	0.05%

Top 10 equity holdings
NVIDIA	15.55%
Microsoft	11.14%
Apple	9.28%
Alphabet Class A	6.35%
Amazon.com	6.04%
Visa Class A	4.82%
Taiwan Semiconductor Manufacturing ADR	3.18%
Mastercard Class A	3.13%
Broadcom	2.85%
Intercontinental Exchange	2.84%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Large Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added government and regulatory risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WLGAX-0526

Nomura Large Cap Growth Fund
(formerly, Macquarie Large Cap Growth Fund)
Class C : WLGCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$165	1.64%
Management's discussion of Fund performance
Performance highlights
Nomura Large Cap Growth Fund (Class C) returned 1.33% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
Top contributors to performance:
Stock selection in the communication services sector and an underweight allocation to the consumer discretionary sector contributed the most to the Fund’s performance during the reporting period.
The Fund's position in Taiwan Semiconductor Manufacturing Co. Ltd. contributed the most to performance, followed by an underweight allocation to Apple Inc., and not owning Adobe Inc. and ServiceNow Inc.
The Fund’s outperformance in the communication services sector was primarily due to an underweight allocation to Meta Platforms Inc., which benefited the Fund.
Top detractors from performance:
Stock selection in the industrials, information technology, and healthcare sectors detracted the most from performance during the reporting period. And overweight allocation to the financials sector also hurt relative performance.
At a stock level, UnitedHealth Group Inc., Intuit Inc., and an underweight allocation to Broadcom Inc. detracted the most. Generally, holdings within software and business services weighed on returns.
At a high level, the portfolio’s quality tilt was a headwind for returns as quality was not in favor by the market.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Large Cap Growth Fund (Class C) – including sales charge	0.44%	7.92%	13.57%
Nomura Large Cap Growth Fund (Class C) – excluding sales charge	1.33%	7.92%	13.57%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$5,835,177,590
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$37,837,344
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	48.42%
Financials	15.15%
Communication Services	9.72%
Healthcare	9.29%
Consumer Discretionary	8.66%
Industrials	6.42%
Materials	1.53%
Consumer Staples	0.68%
Real Estate	0.05%

Top 10 equity holdings
NVIDIA	15.55%
Microsoft	11.14%
Apple	9.28%
Alphabet Class A	6.35%
Amazon.com	6.04%
Visa Class A	4.82%
Taiwan Semiconductor Manufacturing ADR	3.18%
Mastercard Class A	3.13%
Broadcom	2.85%
Intercontinental Exchange	2.84%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Large Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added government and regulatory risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WLGCX-0526

Nomura Large Cap Growth Fund
(formerly, Macquarie Large Cap Growth Fund)
Class R : WLGRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$115	1.14%
Management's discussion of Fund performance
Performance highlights
Nomura Large Cap Growth Fund (Class R) returned 1.82% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
Top contributors to performance:
Stock selection in the communication services sector and an underweight allocation to the consumer discretionary sector contributed the most to the Fund’s performance during the reporting period.
The Fund's position in Taiwan Semiconductor Manufacturing Co. Ltd. contributed the most to performance, followed by an underweight allocation to Apple Inc., and not owning Adobe Inc. and ServiceNow Inc.
The Fund’s outperformance in the communication services sector was primarily due to an underweight allocation to Meta Platforms Inc., which benefited the Fund.
Top detractors from performance:
Stock selection in the industrials, information technology, and healthcare sectors detracted the most from performance during the reporting period. And overweight allocation to the financials sector also hurt relative performance.
At a stock level, UnitedHealth Group Inc., Intuit Inc., and an underweight allocation to Broadcom Inc. detracted the most. Generally, holdings within software and business services weighed on returns.
At a high level, the portfolio’s quality tilt was a headwind for returns as quality was not in favor by the market.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Large Cap Growth Fund (Class R) – including sales charge	1.82%	8.45%	13.92%
Nomura Large Cap Growth Fund (Class R) – excluding sales charge	1.82%	8.45%	13.92%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$5,835,177,590
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$37,837,344
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	48.42%
Financials	15.15%
Communication Services	9.72%
Healthcare	9.29%
Consumer Discretionary	8.66%
Industrials	6.42%
Materials	1.53%
Consumer Staples	0.68%
Real Estate	0.05%

Top 10 equity holdings
NVIDIA	15.55%
Microsoft	11.14%
Apple	9.28%
Alphabet Class A	6.35%
Amazon.com	6.04%
Visa Class A	4.82%
Taiwan Semiconductor Manufacturing ADR	3.18%
Mastercard Class A	3.13%
Broadcom	2.85%
Intercontinental Exchange	2.84%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Large Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added government and regulatory risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WLGRX-0526

Nomura Large Cap Growth Fund
(formerly, Macquarie Large Cap Growth Fund)
Institutional Class : IYGIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$65	0.64%
Management's discussion of Fund performance
Performance highlights
Nomura Large Cap Growth Fund (Institutional Class) returned 2.32% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
Top contributors to performance:
Stock selection in the communication services sector and an underweight allocation to the consumer discretionary sector contributed the most to the Fund’s performance during the reporting period.
The Fund's position in Taiwan Semiconductor Manufacturing Co. Ltd. contributed the most to performance, followed by an underweight allocation to Apple Inc., and not owning Adobe Inc. and ServiceNow Inc.
The Fund’s outperformance in the communication services sector was primarily due to an underweight allocation to Meta Platforms Inc., which benefited the Fund.
Top detractors from performance:
Stock selection in the industrials, information technology, and healthcare sectors detracted the most from performance during the reporting period. And overweight allocation to the financials sector also hurt relative performance.
At a stock level, UnitedHealth Group Inc., Intuit Inc., and an underweight allocation to Broadcom Inc. detracted the most. Generally, holdings within software and business services weighed on returns.
At a high level, the portfolio’s quality tilt was a headwind for returns as quality was not in favor by the market.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Large Cap Growth Fund (Institutional Class) – including sales charge	2.32%	9.05%	14.61%
Nomura Large Cap Growth Fund (Institutional Class) – excluding sales charge	2.32%	9.05%	14.61%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$5,835,177,590
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$37,837,344
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	48.42%
Financials	15.15%
Communication Services	9.72%
Healthcare	9.29%
Consumer Discretionary	8.66%
Industrials	6.42%
Materials	1.53%
Consumer Staples	0.68%
Real Estate	0.05%

Top 10 equity holdings
NVIDIA	15.55%
Microsoft	11.14%
Apple	9.28%
Alphabet Class A	6.35%
Amazon.com	6.04%
Visa Class A	4.82%
Taiwan Semiconductor Manufacturing ADR	3.18%
Mastercard Class A	3.13%
Broadcom	2.85%
Intercontinental Exchange	2.84%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Large Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added government and regulatory risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYGIX-0526

Nomura Large Cap Growth Fund
(formerly, Macquarie Large Cap Growth Fund)
Class R6 : ILGRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$57	0.56%
Management's discussion of Fund performance
Performance highlights
Nomura Large Cap Growth Fund (Class R6) returned 2.41% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
Top contributors to performance:
Stock selection in the communication services sector and an underweight allocation to the consumer discretionary sector contributed the most to the Fund’s performance during the reporting period.
The Fund's position in Taiwan Semiconductor Manufacturing Co. Ltd. contributed the most to performance, followed by an underweight allocation to Apple Inc., and not owning Adobe Inc. and ServiceNow Inc.
The Fund’s outperformance in the communication services sector was primarily due to an underweight allocation to Meta Platforms Inc., which benefited the Fund.
Top detractors from performance:
Stock selection in the industrials, information technology, and healthcare sectors detracted the most from performance during the reporting period. And overweight allocation to the financials sector also hurt relative performance.
At a stock level, UnitedHealth Group Inc., Intuit Inc., and an underweight allocation to Broadcom Inc. detracted the most. Generally, holdings within software and business services weighed on returns.
At a high level, the portfolio’s quality tilt was a headwind for returns as quality was not in favor by the market.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Large Cap Growth Fund (Class R6) – including sales charge	2.41%	9.10%	14.69%
Nomura Large Cap Growth Fund (Class R6) – excluding sales charge	2.41%	9.10%	14.69%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$5,835,177,590
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$37,837,344
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	48.42%
Financials	15.15%
Communication Services	9.72%
Healthcare	9.29%
Consumer Discretionary	8.66%
Industrials	6.42%
Materials	1.53%
Consumer Staples	0.68%
Real Estate	0.05%

Top 10 equity holdings
NVIDIA	15.55%
Microsoft	11.14%
Apple	9.28%
Alphabet Class A	6.35%
Amazon.com	6.04%
Visa Class A	4.82%
Taiwan Semiconductor Manufacturing ADR	3.18%
Mastercard Class A	3.13%
Broadcom	2.85%
Intercontinental Exchange	2.84%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Large Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added government and regulatory risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-ILGRX-0526

Nomura Large Cap Growth Fund
(formerly, Macquarie Large Cap Growth Fund)
Class Y : WLGYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Large Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$90	0.89%
Management's discussion of Fund performance
Performance highlights
Nomura Large Cap Growth Fund (Class Y) returned 2.06% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 1000® Index, the Fund's broad-based securities market index, returned 17.74%, while the Russell 1000® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 18.81%.
Top contributors to performance:
Stock selection in the communication services sector and an underweight allocation to the consumer discretionary sector contributed the most to the Fund’s performance during the reporting period.
The Fund's position in Taiwan Semiconductor Manufacturing Co. Ltd. contributed the most to performance, followed by an underweight allocation to Apple Inc., and not owning Adobe Inc. and ServiceNow Inc.
The Fund’s outperformance in the communication services sector was primarily due to an underweight allocation to Meta Platforms Inc., which benefited the Fund.
Top detractors from performance:
Stock selection in the industrials, information technology, and healthcare sectors detracted the most from performance during the reporting period. And overweight allocation to the financials sector also hurt relative performance.
At a stock level, UnitedHealth Group Inc., Intuit Inc., and an underweight allocation to Broadcom Inc. detracted the most. Generally, holdings within software and business services weighed on returns.
At a high level, the portfolio’s quality tilt was a headwind for returns as quality was not in favor by the market.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Large Cap Growth Fund (Class Y) – including sales charge	2.06%	8.75%	14.31%
Nomura Large Cap Growth Fund (Class Y) – excluding sales charge	2.06%	8.75%	14.31%
Russell 1000 Index	17.74%	11.34%	13.97%
Russell 1000 Growth Index	18.81%	12.76%	16.83%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$5,835,177,590
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$37,837,344
Portfolio turnover rate	24%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	48.42%
Financials	15.15%
Communication Services	9.72%
Healthcare	9.29%
Consumer Discretionary	8.66%
Industrials	6.42%
Materials	1.53%
Consumer Staples	0.68%
Real Estate	0.05%

Top 10 equity holdings
NVIDIA	15.55%
Microsoft	11.14%
Apple	9.28%
Alphabet Class A	6.35%
Amazon.com	6.04%
Visa Class A	4.82%
Taiwan Semiconductor Manufacturing ADR	3.18%
Mastercard Class A	3.13%
Broadcom	2.85%
Intercontinental Exchange	2.84%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Large Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added government and regulatory risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WLGYX-0526

Nomura Mid Cap Growth Fund
(formerly, Macquarie Mid Cap Growth Fund)
Class A : WMGAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$105	1.04%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Growth Fund (Class A) returned 2.63% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 9.56%.
Top contributors to performance:
Stock selection in the information technology (IT) sector, primarily in IT services and semiconductors and semicap equipment, was the leading contributor to relative performance for the reporting period.
A meaningful underweight allocation to the communication services sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Coherent Corp., MACOM Technology Solutions Holdings Inc., and BWX Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s overweight allocation exposure to the underperforming IT sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were having no exposure to Vertiv Holdings Co. and Palantir Technologies Inc., and our off-benchmark exposure to CoStar Group Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Growth Fund (Class A) – including sales charge	-3.28%	-2.99%	9.28%
Nomura Mid Cap Growth Fund (Class A) – excluding sales charge	2.63%	-1.83%	9.93%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Growth Index	9.56%	5.37%	11.69%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,993,254,125
Total number of portfolio holdings*	61
Total advisory fees paid (during reporting period)	$26,001,453
Portfolio turnover rate	43%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.

Sector allocation*
Industrials	24.66%
Healthcare	22.49%
Information Technology	20.24%
Consumer Discretionary	18.99%
Financials	7.42%
Real Estate	2.22%
Materials	1.98%
Consumer Staples	1.54%
Communication Services	0.55%

Top 10 equity holdings
Monolithic Power Systems	4.04%
IDEXX Laboratories	3.85%
Royal Caribbean Cruises	3.78%
Cloudflare Class A	3.30%
Quanta Services	3.10%
Fastenal	2.83%
LPL Financial Holdings	2.58%
Hilton Worldwide Holdings	2.38%
Edwards Lifesciences	2.30%
CoStar Group	2.23%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund removed healthcare sector risk as a principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WMGAX-0526

Nomura Mid Cap Growth Fund
(formerly, Macquarie Mid Cap Growth Fund)
Class C : WMGCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$181	1.79%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Growth Fund (Class C) returned 1.83% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 9.56%.
Top contributors to performance:
Stock selection in the information technology (IT) sector, primarily in IT services and semiconductors and semicap equipment, was the leading contributor to relative performance for the reporting period.
A meaningful underweight allocation to the communication services sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Coherent Corp., MACOM Technology Solutions Holdings Inc., and BWX Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s overweight allocation exposure to the underperforming IT sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were having no exposure to Vertiv Holdings Co. and Palantir Technologies Inc., and our off-benchmark exposure to CoStar Group Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Growth Fund (Class C) – including sales charge	0.96%*	-2.59%*	9.27%
Nomura Mid Cap Growth Fund (Class C) – excluding sales charge	1.83%*	-2.59%*	9.27%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Growth Index	9.56%	5.37%	11.69%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,993,254,125
Total number of portfolio holdings*	61
Total advisory fees paid (during reporting period)	$26,001,453
Portfolio turnover rate	43%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	24.66%
Healthcare	22.49%
Information Technology	20.24%
Consumer Discretionary	18.99%
Financials	7.42%
Real Estate	2.22%
Materials	1.98%
Consumer Staples	1.54%
Communication Services	0.55%

Top 10 equity holdings
Monolithic Power Systems	4.04%
IDEXX Laboratories	3.85%
Royal Caribbean Cruises	3.78%
Cloudflare Class A	3.30%
Quanta Services	3.10%
Fastenal	2.83%
LPL Financial Holdings	2.58%
Hilton Worldwide Holdings	2.38%
Edwards Lifesciences	2.30%
CoStar Group	2.23%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund removed healthcare sector risk as a principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WMGCX-0526

Nomura Mid Cap Growth Fund
(formerly, Macquarie Mid Cap Growth Fund)
Class R : WMGRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$131	1.29%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Growth Fund (Class R) returned 2.44% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 9.56%.
Top contributors to performance:
Stock selection in the information technology (IT) sector, primarily in IT services and semiconductors and semicap equipment, was the leading contributor to relative performance for the reporting period.
A meaningful underweight allocation to the communication services sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Coherent Corp., MACOM Technology Solutions Holdings Inc., and BWX Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s overweight allocation exposure to the underperforming IT sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were having no exposure to Vertiv Holdings Co. and Palantir Technologies Inc., and our off-benchmark exposure to CoStar Group Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Growth Fund (Class R) – including sales charge	2.44%	-2.11%	9.59%
Nomura Mid Cap Growth Fund (Class R) – excluding sales charge	2.44%	-2.11%	9.59%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Growth Index	9.56%	5.37%	11.69%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,993,254,125
Total number of portfolio holdings*	61
Total advisory fees paid (during reporting period)	$26,001,453
Portfolio turnover rate	43%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	24.66%
Healthcare	22.49%
Information Technology	20.24%
Consumer Discretionary	18.99%
Financials	7.42%
Real Estate	2.22%
Materials	1.98%
Consumer Staples	1.54%
Communication Services	0.55%

Top 10 equity holdings
Monolithic Power Systems	4.04%
IDEXX Laboratories	3.85%
Royal Caribbean Cruises	3.78%
Cloudflare Class A	3.30%
Quanta Services	3.10%
Fastenal	2.83%
LPL Financial Holdings	2.58%
Hilton Worldwide Holdings	2.38%
Edwards Lifesciences	2.30%
CoStar Group	2.23%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund removed healthcare sector risk as a principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WMGRX-0526

Nomura Mid Cap Growth Fund
(formerly, Macquarie Mid Cap Growth Fund)
Institutional Class : IYMIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$80	0.79%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Growth Fund (Institutional Class) returned 2.93% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 9.56%.
Top contributors to performance:
Stock selection in the information technology (IT) sector, primarily in IT services and semiconductors and semicap equipment, was the leading contributor to relative performance for the reporting period.
A meaningful underweight allocation to the communication services sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Coherent Corp., MACOM Technology Solutions Holdings Inc., and BWX Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s overweight allocation exposure to the underperforming IT sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were having no exposure to Vertiv Holdings Co. and Palantir Technologies Inc., and our off-benchmark exposure to CoStar Group Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Growth Fund (Institutional Class) – including sales charge	2.93%	-1.55%	10.27%
Nomura Mid Cap Growth Fund (Institutional Class) – excluding sales charge	2.93%	-1.55%	10.27%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Growth Index	9.56%	5.37%	11.69%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,993,254,125
Total number of portfolio holdings*	61
Total advisory fees paid (during reporting period)	$26,001,453
Portfolio turnover rate	43%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	24.66%
Healthcare	22.49%
Information Technology	20.24%
Consumer Discretionary	18.99%
Financials	7.42%
Real Estate	2.22%
Materials	1.98%
Consumer Staples	1.54%
Communication Services	0.55%

Top 10 equity holdings
Monolithic Power Systems	4.04%
IDEXX Laboratories	3.85%
Royal Caribbean Cruises	3.78%
Cloudflare Class A	3.30%
Quanta Services	3.10%
Fastenal	2.83%
LPL Financial Holdings	2.58%
Hilton Worldwide Holdings	2.38%
Edwards Lifesciences	2.30%
CoStar Group	2.23%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund removed healthcare sector risk as a principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYMIX-0526

Nomura Mid Cap Growth Fund
(formerly, Macquarie Mid Cap Growth Fund)
Class R6 : IGRFX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$69	0.68%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Growth Fund (Class R6) returned 3.03% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 9.56%.
Top contributors to performance:
Stock selection in the information technology (IT) sector, primarily in IT services and semiconductors and semicap equipment, was the leading contributor to relative performance for the reporting period.
A meaningful underweight allocation to the communication services sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Coherent Corp., MACOM Technology Solutions Holdings Inc., and BWX Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s overweight allocation exposure to the underperforming IT sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were having no exposure to Vertiv Holdings Co. and Palantir Technologies Inc., and our off-benchmark exposure to CoStar Group Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Growth Fund (Class R6) – including sales charge	3.03%	-1.50%	10.34%
Nomura Mid Cap Growth Fund (Class R6) – excluding sales charge	3.03%	-1.50%	10.34%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Growth Index	9.56%	5.37%	11.69%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,993,254,125
Total number of portfolio holdings*	61
Total advisory fees paid (during reporting period)	$26,001,453
Portfolio turnover rate	43%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	24.66%
Healthcare	22.49%
Information Technology	20.24%
Consumer Discretionary	18.99%
Financials	7.42%
Real Estate	2.22%
Materials	1.98%
Consumer Staples	1.54%
Communication Services	0.55%

Top 10 equity holdings
Monolithic Power Systems	4.04%
IDEXX Laboratories	3.85%
Royal Caribbean Cruises	3.78%
Cloudflare Class A	3.30%
Quanta Services	3.10%
Fastenal	2.83%
LPL Financial Holdings	2.58%
Hilton Worldwide Holdings	2.38%
Edwards Lifesciences	2.30%
CoStar Group	2.23%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund removed healthcare sector risk as a principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IGRFX-0526

Nomura Mid Cap Growth Fund
(formerly, Macquarie Mid Cap Growth Fund)
Class Y : WMGYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$105	1.04%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Growth Fund (Class Y) returned 2.62% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Growth Index, the Fund's narrowly based securities market index (benchmark), returned 9.56%.
Top contributors to performance:
Stock selection in the information technology (IT) sector, primarily in IT services and semiconductors and semicap equipment, was the leading contributor to relative performance for the reporting period.
A meaningful underweight allocation to the communication services sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Coherent Corp., MACOM Technology Solutions Holdings Inc., and BWX Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s overweight allocation exposure to the underperforming IT sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were having no exposure to Vertiv Holdings Co. and Palantir Technologies Inc., and our off-benchmark exposure to CoStar Group Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Growth Fund (Class Y) – including sales charge	2.62%	-1.83%	9.94%
Nomura Mid Cap Growth Fund (Class Y) – excluding sales charge	2.62%	-1.83%	9.94%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Growth Index	9.56%	5.37%	11.69%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$2,993,254,125
Total number of portfolio holdings*	61
Total advisory fees paid (during reporting period)	$26,001,453
Portfolio turnover rate	43%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	24.66%
Healthcare	22.49%
Information Technology	20.24%
Consumer Discretionary	18.99%
Financials	7.42%
Real Estate	2.22%
Materials	1.98%
Consumer Staples	1.54%
Communication Services	0.55%

Top 10 equity holdings
Monolithic Power Systems	4.04%
IDEXX Laboratories	3.85%
Royal Caribbean Cruises	3.78%
Cloudflare Class A	3.30%
Quanta Services	3.10%
Fastenal	2.83%
LPL Financial Holdings	2.58%
Hilton Worldwide Holdings	2.38%
Edwards Lifesciences	2.30%
CoStar Group	2.23%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund removed healthcare sector risk as a principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WMGYX-0526

Nomura Mid Cap Income Opportunities Fund
(formerly, Macquarie Mid Cap Income Opportunities Fund)
Class A : IVOAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Income Opportunities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$113	1.08%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Income Opportunities Fund (Class A) returned 9.30% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Index, the Fund's narrowly based securities market index (benchmark), returned 15.98%.
Top contributors to performance:
Stock selection in the information technology and healthcare sectors were the leading contributors to relative performance for the reporting period.
A meaningful underweight allocation to the financials sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Seagate Technology Holdings PLC, nVent Electric PLC, and L3Harris Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s significant overweight allocation exposure to the underperforming consumer discretionary sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were Arthur J. Gallagher & Co., Paychex Inc., and McCormick & Company Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Income Opportunities Fund (Class A) – including sales charge	3.01%*	4.68%	8.78%
Nomura Mid Cap Income Opportunities Fund (Class A) – excluding sales charge	9.30%*	5.93%	9.43%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Index	15.98%	7.26%	10.91%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$720,822,822
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$5,414,672
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	22.61%
Consumer Discretionary	16.94%
Materials	14.16%
Information Technology	11.56%
Healthcare	8.49%
Financials	8.40%
Real Estate	5.65%
Consumer Staples	5.32%
Utilities	2.78%
Energy	2.75%

Top 10 equity holdings
Seagate Technology Holdings	2.93%
nVent Electric	2.92%
Microchip Technology	2.92%
TE Connectivity	2.90%
Watsco	2.90%
Royalty Pharma Class A	2.88%
Travel + Leisure	2.86%
Fastenal	2.86%
Avery Dennison	2.85%
Garmin	2.85%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Income Opportunities Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industry and sector risk and industrials sector risk as new principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVOAX-0526

Nomura Mid Cap Income Opportunities Fund
(formerly, Macquarie Mid Cap Income Opportunities Fund)
Class C : IVOCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Income Opportunities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$191	1.83%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Income Opportunities Fund (Class C) returned 8.49% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Index, the Fund's narrowly based securities market index (benchmark), returned 15.98%.
Top contributors to performance:
Stock selection in the information technology and healthcare sectors were the leading contributors to relative performance for the reporting period.
A meaningful underweight allocation to the financials sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Seagate Technology Holdings PLC, nVent Electric PLC, and L3Harris Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s significant overweight allocation exposure to the underperforming consumer discretionary sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were Arthur J. Gallagher & Co., Paychex Inc., and McCormick & Company Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Income Opportunities Fund (Class C) – including sales charge	7.54%	5.13%	8.78%
Nomura Mid Cap Income Opportunities Fund (Class C) – excluding sales charge	8.49%	5.13%	8.78%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Index	15.98%	7.26%	10.91%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$720,822,822
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$5,414,672
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	22.61%
Consumer Discretionary	16.94%
Materials	14.16%
Information Technology	11.56%
Healthcare	8.49%
Financials	8.40%
Real Estate	5.65%
Consumer Staples	5.32%
Utilities	2.78%
Energy	2.75%

Top 10 equity holdings
Seagate Technology Holdings	2.93%
nVent Electric	2.92%
Microchip Technology	2.92%
TE Connectivity	2.90%
Watsco	2.90%
Royalty Pharma Class A	2.88%
Travel + Leisure	2.86%
Fastenal	2.86%
Avery Dennison	2.85%
Garmin	2.85%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Income Opportunities Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industry and sector risk and industrials sector risk as new principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVOCX-0526

Nomura Mid Cap Income Opportunities Fund
(formerly, Macquarie Mid Cap Income Opportunities Fund)
Class R : IVORX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Income Opportunities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$139	1.33%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Income Opportunities Fund (Class R) returned 9.04% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Index, the Fund's narrowly based securities market index (benchmark), returned 15.98%.
Top contributors to performance:
Stock selection in the information technology and healthcare sectors were the leading contributors to relative performance for the reporting period.
A meaningful underweight allocation to the financials sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Seagate Technology Holdings PLC, nVent Electric PLC, and L3Harris Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s significant overweight allocation exposure to the underperforming consumer discretionary sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were Arthur J. Gallagher & Co., Paychex Inc., and McCormick & Company Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Income Opportunities Fund (Class R) – including sales charge	9.04%*	5.62%*	9.08%*
Nomura Mid Cap Income Opportunities Fund (Class R) – excluding sales charge	9.04%*	5.62%*	9.08%*
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Index	15.98%	7.26%	10.91%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$720,822,822
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$5,414,672
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	22.61%
Consumer Discretionary	16.94%
Materials	14.16%
Information Technology	11.56%
Healthcare	8.49%
Financials	8.40%
Real Estate	5.65%
Consumer Staples	5.32%
Utilities	2.78%
Energy	2.75%

Top 10 equity holdings
Seagate Technology Holdings	2.93%
nVent Electric	2.92%
Microchip Technology	2.92%
TE Connectivity	2.90%
Watsco	2.90%
Royalty Pharma Class A	2.88%
Travel + Leisure	2.86%
Fastenal	2.86%
Avery Dennison	2.85%
Garmin	2.85%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Income Opportunities Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industry and sector risk and industrials sector risk as new principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVORX-0526

Nomura Mid Cap Income Opportunities Fund
(formerly, Macquarie Mid Cap Income Opportunities Fund)
Institutional Class : IVOIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Income Opportunities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$87	0.83%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Income Opportunities Fund (Institutional Class) returned 9.61% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Index, the Fund's narrowly based securities market index (benchmark), returned 15.98%.
Top contributors to performance:
Stock selection in the information technology and healthcare sectors were the leading contributors to relative performance for the reporting period.
A meaningful underweight allocation to the financials sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Seagate Technology Holdings PLC, nVent Electric PLC, and L3Harris Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s significant overweight allocation exposure to the underperforming consumer discretionary sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were Arthur J. Gallagher & Co., Paychex Inc., and McCormick & Company Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Income Opportunities Fund (Institutional Class) – including sales charge	9.61%	6.22%	9.78%
Nomura Mid Cap Income Opportunities Fund (Institutional Class) – excluding sales charge	9.61%	6.22%	9.78%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Index	15.98%	7.26%	10.91%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$720,822,822
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$5,414,672
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	22.61%
Consumer Discretionary	16.94%
Materials	14.16%
Information Technology	11.56%
Healthcare	8.49%
Financials	8.40%
Real Estate	5.65%
Consumer Staples	5.32%
Utilities	2.78%
Energy	2.75%

Top 10 equity holdings
Seagate Technology Holdings	2.93%
nVent Electric	2.92%
Microchip Technology	2.92%
TE Connectivity	2.90%
Watsco	2.90%
Royalty Pharma Class A	2.88%
Travel + Leisure	2.86%
Fastenal	2.86%
Avery Dennison	2.85%
Garmin	2.85%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Income Opportunities Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industry and sector risk and industrials sector risk as new principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVOIX-0526

Nomura Mid Cap Income Opportunities Fund
(formerly, Macquarie Mid Cap Income Opportunities Fund)
Class R6 : IVOSX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Income Opportunities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$77	0.73%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Income Opportunities Fund (Class R6) returned 9.73% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Index, the Fund's narrowly based securities market index (benchmark), returned 15.98%.
Top contributors to performance:
Stock selection in the information technology and healthcare sectors were the leading contributors to relative performance for the reporting period.
A meaningful underweight allocation to the financials sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Seagate Technology Holdings PLC, nVent Electric PLC, and L3Harris Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s significant overweight allocation exposure to the underperforming consumer discretionary sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were Arthur J. Gallagher & Co., Paychex Inc., and McCormick & Company Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Income Opportunities Fund (Class R6) – including sales charge	9.73%	6.29%	9.84%
Nomura Mid Cap Income Opportunities Fund (Class R6) – excluding sales charge	9.73%	6.29%	9.84%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Index	15.98%	7.26%	10.91%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$720,822,822
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$5,414,672
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	22.61%
Consumer Discretionary	16.94%
Materials	14.16%
Information Technology	11.56%
Healthcare	8.49%
Financials	8.40%
Real Estate	5.65%
Consumer Staples	5.32%
Utilities	2.78%
Energy	2.75%

Top 10 equity holdings
Seagate Technology Holdings	2.93%
nVent Electric	2.92%
Microchip Technology	2.92%
TE Connectivity	2.90%
Watsco	2.90%
Royalty Pharma Class A	2.88%
Travel + Leisure	2.86%
Fastenal	2.86%
Avery Dennison	2.85%
Garmin	2.85%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Income Opportunities Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industry and sector risk and industrials sector risk as new principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVOSX-0526

Nomura Mid Cap Income Opportunities Fund
(formerly, Macquarie Mid Cap Income Opportunities Fund)
Class Y : IVOYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Mid Cap Income Opportunities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$113	1.08%
Management's discussion of Fund performance
Performance highlights
Nomura Mid Cap Income Opportunities Fund (Class Y) returned 9.35% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell Midcap® Index, the Fund's narrowly based securities market index (benchmark), returned 15.98%.
Top contributors to performance:
Stock selection in the information technology and healthcare sectors were the leading contributors to relative performance for the reporting period.
A meaningful underweight allocation to the financials sector was the leading allocation contributor to performance relative to the benchmark, though negative stock selection more than offset the contribution to relative outperformance.
The most significant overall contributors to relative performance were Seagate Technology Holdings PLC, nVent Electric PLC, and L3Harris Technologies Inc.
Top detractors from performance:
The industrials sector was the leading detractor from relative performance for the reporting period, based on stock selection.
The Fund’s significant overweight allocation exposure to the underperforming consumer discretionary sector was the largest allocation detractor from performance for the period.
The most significant overall detractors from relative performance were Arthur J. Gallagher & Co., Paychex Inc., and McCormick & Company Inc.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Mid Cap Income Opportunities Fund (Class Y) – including sales charge	9.35%	5.91%	9.43%
Nomura Mid Cap Income Opportunities Fund (Class Y) – excluding sales charge	9.35%	5.91%	9.43%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell Midcap Index	15.98%	7.26%	10.91%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$720,822,822
Total number of portfolio holdings*	35
Total advisory fees paid (during reporting period)	$5,414,672
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	22.61%
Consumer Discretionary	16.94%
Materials	14.16%
Information Technology	11.56%
Healthcare	8.49%
Financials	8.40%
Real Estate	5.65%
Consumer Staples	5.32%
Utilities	2.78%
Energy	2.75%

Top 10 equity holdings
Seagate Technology Holdings	2.93%
nVent Electric	2.92%
Microchip Technology	2.92%
TE Connectivity	2.90%
Watsco	2.90%
Royalty Pharma Class A	2.88%
Travel + Leisure	2.86%
Fastenal	2.86%
Avery Dennison	2.85%
Garmin	2.85%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Mid Cap Income Opportunities Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industry and sector risk and industrials sector risk as new principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IVOYX-0526

Nomura Small Cap Growth Fund
(formerly, Macquarie Small Cap Growth Fund)
Class A : WSGAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Small Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$126	1.13%
Management's discussion of Fund performance
Performance highlights
Nomura Small Cap Growth Fund (Class A) returned 22.98% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2000® Growth Index, the Fund's narrowly based securities market index, returned 23.58%.
Top contributors to performance:
Stock selection in information technology with a focus on beneficiaries of the artificial intelligence (AI) buildout
Strong performance in consumer staples, specifically PriceSmart Inc.
Favorable weighting and stock selection in industrials
Top detractors from performance:
Stock selection and an underweight allocation to biotechnology within healthcare
An overweight allocation to the underperforming consumer discretionary sector from inflation and consumer spending fears
An underweight allocation to the outperforming materials sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Small Cap Growth Fund (Class A) – including sales charge	15.90%	-0.48%	9.11%
Nomura Small Cap Growth Fund (Class A) – excluding sales charge	22.98%	0.71%	9.76%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2000 Growth Index	23.58%	1.62%	9.79%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$983,995,886
Total number of portfolio holdings*	87
Total advisory fees paid (during reporting period)	$7,276,216
Portfolio turnover rate	62%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	23.68%
Healthcare	23.00%
Information Technology	22.55%
Consumer Discretionary	10.48%
Financials	8.53%
Consumer Staples	3.68%
Energy	2.53%
Communication Services	2.51%
Materials	1.08%

Top 10 equity holdings
Advanced Energy Industries	3.15%
OSI Systems	2.98%
Mirum Pharmaceuticals	2.60%
IMAX	2.51%
Everus Construction Group	2.43%
FirstCash Holdings	2.22%
PriceSmart	2.06%
AAR	2.01%
Tarsus Pharmaceuticals	1.95%
Encompass Health	1.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Small Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WSGAX-0526

Nomura Small Cap Growth Fund
(formerly, Macquarie Small Cap Growth Fund)
Class C : WRGCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Small Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$209	1.88%
Management's discussion of Fund performance
Performance highlights
Nomura Small Cap Growth Fund (Class C) returned 22.13% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2000® Growth Index, the Fund's narrowly based securities market index, returned 23.58%.
Top contributors to performance:
Stock selection in information technology with a focus on beneficiaries of the artificial intelligence (AI) buildout
Strong performance in consumer staples, specifically PriceSmart Inc.
Favorable weighting and stock selection in industrials
Top detractors from performance:
Stock selection and an underweight allocation to biotechnology within healthcare
An overweight allocation to the underperforming consumer discretionary sector from inflation and consumer spending fears
An underweight allocation to the outperforming materials sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Small Cap Growth Fund (Class C) – including sales charge	21.13%	-0.05%	9.11%
Nomura Small Cap Growth Fund (Class C) – excluding sales charge	22.13%	-0.05%	9.11%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2000 Growth Index	23.58%	1.62%	9.79%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$983,995,886
Total number of portfolio holdings*	87
Total advisory fees paid (during reporting period)	$7,276,216
Portfolio turnover rate	62%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	23.68%
Healthcare	23.00%
Information Technology	22.55%
Consumer Discretionary	10.48%
Financials	8.53%
Consumer Staples	3.68%
Energy	2.53%
Communication Services	2.51%
Materials	1.08%

Top 10 equity holdings
Advanced Energy Industries	3.15%
OSI Systems	2.98%
Mirum Pharmaceuticals	2.60%
IMAX	2.51%
Everus Construction Group	2.43%
FirstCash Holdings	2.22%
PriceSmart	2.06%
AAR	2.01%
Tarsus Pharmaceuticals	1.95%
Encompass Health	1.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Small Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WRGCX-0526

Nomura Small Cap Growth Fund
(formerly, Macquarie Small Cap Growth Fund)
Class R : WSGRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Small Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$154	1.38%
Management's discussion of Fund performance
Performance highlights
Nomura Small Cap Growth Fund (Class R) returned 22.71% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2000® Growth Index, the Fund's narrowly based securities market index, returned 23.58%.
Top contributors to performance:
Stock selection in information technology with a focus on beneficiaries of the artificial intelligence (AI) buildout
Strong performance in consumer staples, specifically PriceSmart Inc.
Favorable weighting and stock selection in industrials
Top detractors from performance:
Stock selection and an underweight allocation to biotechnology within healthcare
An overweight allocation to the underperforming consumer discretionary sector from inflation and consumer spending fears
An underweight allocation to the outperforming materials sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Small Cap Growth Fund (Class R) – including sales charge	22.71%	0.44%	9.44%
Nomura Small Cap Growth Fund (Class R) – excluding sales charge	22.71%	0.44%	9.44%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2000 Growth Index	23.58%	1.62%	9.79%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$983,995,886
Total number of portfolio holdings*	87
Total advisory fees paid (during reporting period)	$7,276,216
Portfolio turnover rate	62%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	23.68%
Healthcare	23.00%
Information Technology	22.55%
Consumer Discretionary	10.48%
Financials	8.53%
Consumer Staples	3.68%
Energy	2.53%
Communication Services	2.51%
Materials	1.08%

Top 10 equity holdings
Advanced Energy Industries	3.15%
OSI Systems	2.98%
Mirum Pharmaceuticals	2.60%
IMAX	2.51%
Everus Construction Group	2.43%
FirstCash Holdings	2.22%
PriceSmart	2.06%
AAR	2.01%
Tarsus Pharmaceuticals	1.95%
Encompass Health	1.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Small Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WSGRX-0526

Nomura Small Cap Growth Fund
(formerly, Macquarie Small Cap Growth Fund)
Institutional Class : IYSIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Small Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$98	0.88%
Management's discussion of Fund performance
Performance highlights
Nomura Small Cap Growth Fund (Institutional Class) returned 23.30% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2000® Growth Index, the Fund's narrowly based securities market index, returned 23.58%.
Top contributors to performance:
Stock selection in information technology with a focus on beneficiaries of the artificial intelligence (AI) buildout
Strong performance in consumer staples, specifically PriceSmart Inc.
Favorable weighting and stock selection in industrials
Top detractors from performance:
Stock selection and an underweight allocation to biotechnology within healthcare
An overweight allocation to the underperforming consumer discretionary sector from inflation and consumer spending fears
An underweight allocation to the outperforming materials sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Small Cap Growth Fund (Institutional Class) – including sales charge	23.30%	0.99%	10.11%
Nomura Small Cap Growth Fund (Institutional Class) – excluding sales charge	23.30%	0.99%	10.11%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2000 Growth Index	23.58%	1.62%	9.79%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$983,995,886
Total number of portfolio holdings*	87
Total advisory fees paid (during reporting period)	$7,276,216
Portfolio turnover rate	62%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	23.68%
Healthcare	23.00%
Information Technology	22.55%
Consumer Discretionary	10.48%
Financials	8.53%
Consumer Staples	3.68%
Energy	2.53%
Communication Services	2.51%
Materials	1.08%

Top 10 equity holdings
Advanced Energy Industries	3.15%
OSI Systems	2.98%
Mirum Pharmaceuticals	2.60%
IMAX	2.51%
Everus Construction Group	2.43%
FirstCash Holdings	2.22%
PriceSmart	2.06%
AAR	2.01%
Tarsus Pharmaceuticals	1.95%
Encompass Health	1.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Small Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYSIX-0526

Nomura Small Cap Growth Fund
(formerly, Macquarie Small Cap Growth Fund)
Class R6 : IRGFX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Small Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$85	0.76%
Management's discussion of Fund performance
Performance highlights
Nomura Small Cap Growth Fund (Class R6) returned 23.47% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2000® Growth Index, the Fund's narrowly based securities market index, returned 23.58%.
Top contributors to performance:
Stock selection in information technology with a focus on beneficiaries of the artificial intelligence (AI) buildout
Strong performance in consumer staples, specifically PriceSmart Inc.
Favorable weighting and stock selection in industrials
Top detractors from performance:
Stock selection and an underweight allocation to biotechnology within healthcare
An overweight allocation to the underperforming consumer discretionary sector from inflation and consumer spending fears
An underweight allocation to the outperforming materials sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Small Cap Growth Fund (Class R6) – including sales charge	23.47%	1.07%	10.19%
Nomura Small Cap Growth Fund (Class R6) – excluding sales charge	23.47%	1.07%	10.19%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2000 Growth Index	23.58%	1.62%	9.79%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$983,995,886
Total number of portfolio holdings*	87
Total advisory fees paid (during reporting period)	$7,276,216
Portfolio turnover rate	62%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	23.68%
Healthcare	23.00%
Information Technology	22.55%
Consumer Discretionary	10.48%
Financials	8.53%
Consumer Staples	3.68%
Energy	2.53%
Communication Services	2.51%
Materials	1.08%

Top 10 equity holdings
Advanced Energy Industries	3.15%
OSI Systems	2.98%
Mirum Pharmaceuticals	2.60%
IMAX	2.51%
Everus Construction Group	2.43%
FirstCash Holdings	2.22%
PriceSmart	2.06%
AAR	2.01%
Tarsus Pharmaceuticals	1.95%
Encompass Health	1.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Small Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IRGFX-0526

Nomura Small Cap Growth Fund
(formerly, Macquarie Small Cap Growth Fund)
Class Y : WSCYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Small Cap Growth Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$126	1.13%
Management's discussion of Fund performance
Performance highlights
Nomura Small Cap Growth Fund (Class Y) returned 23.00% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2000® Growth Index, the Fund's narrowly based securities market index, returned 23.58%.
Top contributors to performance:
Stock selection in information technology with a focus on beneficiaries of the artificial intelligence (AI) buildout
Strong performance in consumer staples, specifically PriceSmart Inc.
Favorable weighting and stock selection in industrials
Top detractors from performance:
Stock selection and an underweight allocation to biotechnology within healthcare
An overweight allocation to the underperforming consumer discretionary sector from inflation and consumer spending fears
An underweight allocation to the outperforming materials sector

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Small Cap Growth Fund (Class Y) – including sales charge	23.00%	0.71%	9.78%
Nomura Small Cap Growth Fund (Class Y) – excluding sales charge	23.00%	0.71%	9.78%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2000 Growth Index	23.58%	1.62%	9.79%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$983,995,886
Total number of portfolio holdings*	87
Total advisory fees paid (during reporting period)	$7,276,216
Portfolio turnover rate	62%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	23.68%
Healthcare	23.00%
Information Technology	22.55%
Consumer Discretionary	10.48%
Financials	8.53%
Consumer Staples	3.68%
Energy	2.53%
Communication Services	2.51%
Materials	1.08%

Top 10 equity holdings
Advanced Energy Industries	3.15%
OSI Systems	2.98%
Mirum Pharmaceuticals	2.60%
IMAX	2.51%
Everus Construction Group	2.43%
FirstCash Holdings	2.22%
PriceSmart	2.06%
AAR	2.01%
Tarsus Pharmaceuticals	1.95%
Encompass Health	1.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Small Cap Growth Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-WSCYX-0526

Nomura Smid Cap Core Fund
(formerly, Macquarie Smid Cap Core Fund)
Class A : IYSAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Smid Cap Core Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$124	1.14%
Management's discussion of Fund performance
Performance highlights
Nomura Smid Cap Core Fund (Class A) returned 17.39% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Index, the Fund's narrowly based securities market index (benchmark), returned 23.45%.
Top contributors to performance:
Stock selection was strongest within the consumer staples sector. Convenience store and gas station operator Casey’s General Stores Inc. contributed the most to performance in the consumer staples sector for the reporting period.
The Fund’s holdings in the healthcare sector also outperformed relative to the benchmark. Insmed Inc. and Exact Sciences Corp. were the top contributors.
Coherent Corp. – a manufacturer of photonics technologies, optical components, and laser systems used in datacenter, communications, and industrial applications – was the top contributor to overall Fund performance.
Top detractors from performance:
The capital goods sector detracted from performance for the reporting period. An underweight allocation to Comfort Systems USA Inc. and Bloom Energy Corp. detracted the most from relative performance.
The technology sector detracted from performance. A lack of exposure to SanDisk Corp., which spun off from Western Digital Corp. in early 2025, detracted from performance as the stock was up significantly due to strong data center growth and flash memory shortages. Holdings across the software industry also detracted from performance relative to the benchmark due to artificial intelligence (AI) disintermediation fears.
Holdings in the finance sector underperformed relative to the benchmark, with Kemper Corp. detracting the most from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Smid Cap Core Fund (Class A) – including sales charge	10.60%	4.23%	9.07%
Nomura Smid Cap Core Fund (Class A) – excluding sales charge	17.39%	5.47%	9.72%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Index	23.45%	5.48%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$349,464,898
Total number of portfolio holdings*	118
Total advisory fees paid (during reporting period)	$2,191,885
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	25.07%
Financials	16.25%
Information Technology	13.89%
Healthcare	11.77%
Consumer Discretionary	8.78%
Real Estate	5.79%
Energy	5.15%
Consumer Staples	3.55%
Materials	3.42%
Communication Services	2.55%
Utilities	2.16%

Top 10 equity holdings
Coherent	2.67%
Casey's General Stores	2.36%
East West Bancorp	2.14%
Semtech	2.03%
Permian Resources Class A	1.98%
MACOM Technology Solutions Holdings	1.95%
Liberty Energy	1.58%
Insmed	1.54%
WESCO International	1.48%
Axis Capital Holdings	1.47%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Smid Cap Core Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industrials sector risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
((5422381))
TSAR-IYSAX-0526

Nomura Smid Cap Core Fund
(formerly, Macquarie Smid Cap Core Fund)
Class C : IYSCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Smid Cap Core Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$205	1.89%
Management's discussion of Fund performance
Performance highlights
Nomura Smid Cap Core Fund (Class C) returned 16.55% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Index, the Fund's narrowly based securities market index (benchmark), returned 23.45%.
Top contributors to performance:
Stock selection was strongest within the consumer staples sector. Convenience store and gas station operator Casey’s General Stores Inc. contributed the most to performance in the consumer staples sector for the reporting period.
The Fund’s holdings in the healthcare sector also outperformed relative to the benchmark. Insmed Inc. and Exact Sciences Corp. were the top contributors.
Coherent Corp. – a manufacturer of photonics technologies, optical components, and laser systems used in datacenter, communications, and industrial applications – was the top contributor to overall Fund performance.
Top detractors from performance:
The capital goods sector detracted from performance for the reporting period. An underweight allocation to Comfort Systems USA Inc. and Bloom Energy Corp. detracted the most from relative performance.
The technology sector detracted from performance. A lack of exposure to SanDisk Corp., which spun off from Western Digital Corp. in early 2025, detracted from performance as the stock was up significantly due to strong data center growth and flash memory shortages. Holdings across the software industry also detracted from performance relative to the benchmark due to artificial intelligence (AI) disintermediation fears.
Holdings in the finance sector underperformed relative to the benchmark, with Kemper Corp. detracting the most from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Smid Cap Core Fund (Class C) – including sales charge	15.55%	4.68%	9.10%
Nomura Smid Cap Core Fund (Class C) – excluding sales charge	16.55%	4.68%	9.10%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Index	23.45%	5.48%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$349,464,898
Total number of portfolio holdings*	118
Total advisory fees paid (during reporting period)	$2,191,885
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	25.07%
Financials	16.25%
Information Technology	13.89%
Healthcare	11.77%
Consumer Discretionary	8.78%
Real Estate	5.79%
Energy	5.15%
Consumer Staples	3.55%
Materials	3.42%
Communication Services	2.55%
Utilities	2.16%

Top 10 equity holdings
Coherent	2.67%
Casey's General Stores	2.36%
East West Bancorp	2.14%
Semtech	2.03%
Permian Resources Class A	1.98%
MACOM Technology Solutions Holdings	1.95%
Liberty Energy	1.58%
Insmed	1.54%
WESCO International	1.48%
Axis Capital Holdings	1.47%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Smid Cap Core Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industrials sector risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
((5422381))
TSAR-IYSCX-0526

Nomura Smid Cap Core Fund
(formerly, Macquarie Smid Cap Core Fund)
Class R : IYSMX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Smid Cap Core Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$151	1.39%
Management's discussion of Fund performance
Performance highlights
Nomura Smid Cap Core Fund (Class R) returned 17.10% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Index, the Fund's narrowly based securities market index (benchmark), returned 23.45%.
Top contributors to performance:
Stock selection was strongest within the consumer staples sector. Convenience store and gas station operator Casey’s General Stores Inc. contributed the most to performance in the consumer staples sector for the reporting period.
The Fund’s holdings in the healthcare sector also outperformed relative to the benchmark. Insmed Inc. and Exact Sciences Corp. were the top contributors.
Coherent Corp. – a manufacturer of photonics technologies, optical components, and laser systems used in datacenter, communications, and industrial applications – was the top contributor to overall Fund performance.
Top detractors from performance:
The capital goods sector detracted from performance for the reporting period. An underweight allocation to Comfort Systems USA Inc. and Bloom Energy Corp. detracted the most from relative performance.
The technology sector detracted from performance. A lack of exposure to SanDisk Corp., which spun off from Western Digital Corp. in early 2025, detracted from performance as the stock was up significantly due to strong data center growth and flash memory shortages. Holdings across the software industry also detracted from performance relative to the benchmark due to artificial intelligence (AI) disintermediation fears.
Holdings in the finance sector underperformed relative to the benchmark, with Kemper Corp. detracting the most from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Smid Cap Core Fund (Class R) – including sales charge	17.10%	5.18%	9.45%
Nomura Smid Cap Core Fund (Class R) – excluding sales charge	17.10%	5.18%	9.45%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Index	23.45%	5.48%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$349,464,898
Total number of portfolio holdings*	118
Total advisory fees paid (during reporting period)	$2,191,885
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	25.07%
Financials	16.25%
Information Technology	13.89%
Healthcare	11.77%
Consumer Discretionary	8.78%
Real Estate	5.79%
Energy	5.15%
Consumer Staples	3.55%
Materials	3.42%
Communication Services	2.55%
Utilities	2.16%

Top 10 equity holdings
Coherent	2.67%
Casey's General Stores	2.36%
East West Bancorp	2.14%
Semtech	2.03%
Permian Resources Class A	1.98%
MACOM Technology Solutions Holdings	1.95%
Liberty Energy	1.58%
Insmed	1.54%
WESCO International	1.48%
Axis Capital Holdings	1.47%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Smid Cap Core Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industrials sector risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
((5422381))
TSAR-IYSMX-0526

Nomura Smid Cap Core Fund
(formerly, Macquarie Smid Cap Core Fund)
Institutional Class : IVVIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Smid Cap Core Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$97	0.89%
Management's discussion of Fund performance
Performance highlights
Nomura Smid Cap Core Fund (Institutional Class) returned 17.67% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Index, the Fund's narrowly based securities market index (benchmark), returned 23.45%.
Top contributors to performance:
Stock selection was strongest within the consumer staples sector. Convenience store and gas station operator Casey’s General Stores Inc. contributed the most to performance in the consumer staples sector for the reporting period.
The Fund’s holdings in the healthcare sector also outperformed relative to the benchmark. Insmed Inc. and Exact Sciences Corp. were the top contributors.
Coherent Corp. – a manufacturer of photonics technologies, optical components, and laser systems used in datacenter, communications, and industrial applications – was the top contributor to overall Fund performance.
Top detractors from performance:
The capital goods sector detracted from performance for the reporting period. An underweight allocation to Comfort Systems USA Inc. and Bloom Energy Corp. detracted the most from relative performance.
The technology sector detracted from performance. A lack of exposure to SanDisk Corp., which spun off from Western Digital Corp. in early 2025, detracted from performance as the stock was up significantly due to strong data center growth and flash memory shortages. Holdings across the software industry also detracted from performance relative to the benchmark due to artificial intelligence (AI) disintermediation fears.
Holdings in the finance sector underperformed relative to the benchmark, with Kemper Corp. detracting the most from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Smid Cap Core Fund (Institutional Class) – including sales charge	17.67%	5.78%	10.13%
Nomura Smid Cap Core Fund (Institutional Class) – excluding sales charge	17.67%	5.78%	10.13%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Index	23.45%	5.48%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$349,464,898
Total number of portfolio holdings*	118
Total advisory fees paid (during reporting period)	$2,191,885
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	25.07%
Financials	16.25%
Information Technology	13.89%
Healthcare	11.77%
Consumer Discretionary	8.78%
Real Estate	5.79%
Energy	5.15%
Consumer Staples	3.55%
Materials	3.42%
Communication Services	2.55%
Utilities	2.16%

Top 10 equity holdings
Coherent	2.67%
Casey's General Stores	2.36%
East West Bancorp	2.14%
Semtech	2.03%
Permian Resources Class A	1.98%
MACOM Technology Solutions Holdings	1.95%
Liberty Energy	1.58%
Insmed	1.54%
WESCO International	1.48%
Axis Capital Holdings	1.47%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Smid Cap Core Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industrials sector risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
((5422381))
TSAR-IVVIX-0526

Nomura Smid Cap Core Fund
(formerly, Macquarie Smid Cap Core Fund)
Class R6 : ISPVX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Smid Cap Core Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$84	0.77%
Management's discussion of Fund performance
Performance highlights
Nomura Smid Cap Core Fund (Class R6) returned 17.78% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Index, the Fund's narrowly based securities market index (benchmark), returned 23.45%.
Top contributors to performance:
Stock selection was strongest within the consumer staples sector. Convenience store and gas station operator Casey’s General Stores Inc. contributed the most to performance in the consumer staples sector for the reporting period.
The Fund’s holdings in the healthcare sector also outperformed relative to the benchmark. Insmed Inc. and Exact Sciences Corp. were the top contributors.
Coherent Corp. – a manufacturer of photonics technologies, optical components, and laser systems used in datacenter, communications, and industrial applications – was the top contributor to overall Fund performance.
Top detractors from performance:
The capital goods sector detracted from performance for the reporting period. An underweight allocation to Comfort Systems USA Inc. and Bloom Energy Corp. detracted the most from relative performance.
The technology sector detracted from performance. A lack of exposure to SanDisk Corp., which spun off from Western Digital Corp. in early 2025, detracted from performance as the stock was up significantly due to strong data center growth and flash memory shortages. Holdings across the software industry also detracted from performance relative to the benchmark due to artificial intelligence (AI) disintermediation fears.
Holdings in the finance sector underperformed relative to the benchmark, with Kemper Corp. detracting the most from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Smid Cap Core Fund (Class R6) – including sales charge	17.78%	5.85%	10.20%
Nomura Smid Cap Core Fund (Class R6) – excluding sales charge	17.78%	5.85%	10.20%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Index	23.45%	5.48%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$349,464,898
Total number of portfolio holdings*	118
Total advisory fees paid (during reporting period)	$2,191,885
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	25.07%
Financials	16.25%
Information Technology	13.89%
Healthcare	11.77%
Consumer Discretionary	8.78%
Real Estate	5.79%
Energy	5.15%
Consumer Staples	3.55%
Materials	3.42%
Communication Services	2.55%
Utilities	2.16%

Top 10 equity holdings
Coherent	2.67%
Casey's General Stores	2.36%
East West Bancorp	2.14%
Semtech	2.03%
Permian Resources Class A	1.98%
MACOM Technology Solutions Holdings	1.95%
Liberty Energy	1.58%
Insmed	1.54%
WESCO International	1.48%
Axis Capital Holdings	1.47%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Smid Cap Core Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industrials sector risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
((5422381))
TSAR-ISPVX-0526

Nomura Smid Cap Core Fund
(formerly, Macquarie Smid Cap Core Fund)
Class Y : IYSYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Smid Cap Core Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$124	1.14%
Management's discussion of Fund performance
Performance highlights
Nomura Smid Cap Core Fund (Class Y) returned 17.37% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the Russell 3000® Index, the Fund's broad-based securities market index, returned 18.09%, while the Russell 2500™ Index, the Fund's narrowly based securities market index (benchmark), returned 23.45%.
Top contributors to performance:
Stock selection was strongest within the consumer staples sector. Convenience store and gas station operator Casey’s General Stores Inc. contributed the most to performance in the consumer staples sector for the reporting period.
The Fund’s holdings in the healthcare sector also outperformed relative to the benchmark. Insmed Inc. and Exact Sciences Corp. were the top contributors.
Coherent Corp. – a manufacturer of photonics technologies, optical components, and laser systems used in datacenter, communications, and industrial applications – was the top contributor to overall Fund performance.
Top detractors from performance:
The capital goods sector detracted from performance for the reporting period. An underweight allocation to Comfort Systems USA Inc. and Bloom Energy Corp. detracted the most from relative performance.
The technology sector detracted from performance. A lack of exposure to SanDisk Corp., which spun off from Western Digital Corp. in early 2025, detracted from performance as the stock was up significantly due to strong data center growth and flash memory shortages. Holdings across the software industry also detracted from performance relative to the benchmark due to artificial intelligence (AI) disintermediation fears.
Holdings in the finance sector underperformed relative to the benchmark, with Kemper Corp. detracting the most from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Smid Cap Core Fund (Class Y) – including sales charge	17.37%	5.48%	9.78%
Nomura Smid Cap Core Fund (Class Y) – excluding sales charge	17.37%	5.48%	9.78%
Russell 3000 Index	18.09%	10.87%	13.72%
Russell 2500 Index	23.45%	5.48%	10.58%
Frank Russell Company is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Frank Russell Company.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$349,464,898
Total number of portfolio holdings*	118
Total advisory fees paid (during reporting period)	$2,191,885
Portfolio turnover rate	22%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Industrials	25.07%
Financials	16.25%
Information Technology	13.89%
Healthcare	11.77%
Consumer Discretionary	8.78%
Real Estate	5.79%
Energy	5.15%
Consumer Staples	3.55%
Materials	3.42%
Communication Services	2.55%
Utilities	2.16%

Top 10 equity holdings
Coherent	2.67%
Casey's General Stores	2.36%
East West Bancorp	2.14%
Semtech	2.03%
Permian Resources Class A	1.98%
MACOM Technology Solutions Holdings	1.95%
Liberty Energy	1.58%
Insmed	1.54%
WESCO International	1.48%
Axis Capital Holdings	1.47%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Smid Cap Core Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
During the fiscal year, the Fund added industrials sector risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
((5422381))
TSAR-IYSYX-0526

Nomura Systematic Emerging Markets Equity Fund
(formerly, Macquarie Systematic Emerging Markets Equity Fund)
Class A : IPOAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Systematic Emerging Markets Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$121	1.05%
Management's discussion of Fund performance
Performance highlights
Nomura Systematic Emerging Markets Equity Fund (Class A) returned 29.70% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI Emerging Markets Index (net) and MSCI Emerging Markets Index (gross), the Fund's broad-based securities market index, returned 29.55% and 30.30%, respectively.
Top contributors to performance:
Holdings in Samsung Electronics Ltd., Taiwan Semiconductor Manufacturing Co. Ltd., and Petroleo Brasileiro SA, which outperformed relative to the Fund’s broad-based index
An underweight allocation to the consumer discretionary and consumer staples sectors
An overweight allocation to China and Saudi Arabia
Top detractors from performance:
An overweight allocation to the information technology sector
An overweight allocation to South Korea and United Arab Emirates
An overweight holding in ICICI Bank Ltd.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Systematic Emerging Markets Equity Fund (Class A) – including sales charge	22.26%	0.11%	7.82%
Nomura Systematic Emerging Markets Equity Fund (Class A) – excluding sales charge	29.70%	1.30%	8.46%
MSCI Emerging Markets Index (net)	29.55%	3.69%	7.80%
MSCI Emerging Markets Index (gross)	30.30%	4.16%	8.24%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$613,295,737
Total number of portfolio holdings*	83
Total advisory fees paid (during reporting period)	$3,416,509
Portfolio turnover rate	39%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	26.67%
Taiwan	22.77%
South Korea	17.89%
India	8.23%
Brazil	7.48%
South Africa	5.23%
Poland	4.01%
United Arab Emirates	3.19%
Türkiye	1.29%
Hungary	0.94%

Sector allocation*
Information Technology	33.77%
Financials	23.41%
Communication Services	12.60%
Energy	8.77%
Industrials	6.73%
Consumer Discretionary	6.07%
Real Estate	2.94%
Materials	2.89%
Utilities	1.81%
Consumer Staples	0.00%**

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	16.64%
Samsung Electronics	7.10%
Tencent Holdings	4.20%
Petroleo Brasileiro	3.19%
Powszechny Zaklad Ubezpieczen	2.92%
SK Hynix	2.67%
NetEase	2.43%
Bank of China Class H	2.41%
PICC Property & Casualty Class H	2.37%
FirstRand	2.21%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
** Amount is less than 0.005%.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Systematic Emerging Markets Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added information technology sector risk and removed consumer discretionary sector risk as principal investments risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IPOAX-0526

Nomura Systematic Emerging Markets Equity Fund
(formerly, Macquarie Systematic Emerging Markets Equity Fund)
Class C : IPOCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Systematic Emerging Markets Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$206	1.80%
Management's discussion of Fund performance
Performance highlights
Nomura Systematic Emerging Markets Equity Fund (Class C) returned 28.77% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI Emerging Markets Index (net) and MSCI Emerging Markets Index (gross), the Fund's broad-based securities market index, returned 29.55% and 30.30%, respectively.
Top contributors to performance:
Holdings in Samsung Electronics Ltd., Taiwan Semiconductor Manufacturing Co. Ltd., and Petroleo Brasileiro SA, which outperformed relative to the Fund’s broad-based index
An underweight allocation to the consumer discretionary and consumer staples sectors
An overweight allocation to China and Saudi Arabia
Top detractors from performance:
An overweight allocation to the information technology sector
An overweight allocation to South Korea and United Arab Emirates
An overweight holding in ICICI Bank Ltd.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Systematic Emerging Markets Equity Fund (Class C) – including sales charge	27.77%	0.57%	7.85%
Nomura Systematic Emerging Markets Equity Fund (Class C) – excluding sales charge	28.77%	0.57%	7.85%
MSCI Emerging Markets Index (net)	29.55%	3.69%	7.80%
MSCI Emerging Markets Index (gross)	30.30%	4.16%	8.24%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$613,295,737
Total number of portfolio holdings*	83
Total advisory fees paid (during reporting period)	$3,416,509
Portfolio turnover rate	39%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	26.67%
Taiwan	22.77%
South Korea	17.89%
India	8.23%
Brazil	7.48%
South Africa	5.23%
Poland	4.01%
United Arab Emirates	3.19%
Türkiye	1.29%
Hungary	0.94%

Sector allocation*
Information Technology	33.77%
Financials	23.41%
Communication Services	12.60%
Energy	8.77%
Industrials	6.73%
Consumer Discretionary	6.07%
Real Estate	2.94%
Materials	2.89%
Utilities	1.81%
Consumer Staples	0.00%**

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	16.64%
Samsung Electronics	7.10%
Tencent Holdings	4.20%
Petroleo Brasileiro	3.19%
Powszechny Zaklad Ubezpieczen	2.92%
SK Hynix	2.67%
NetEase	2.43%
Bank of China Class H	2.41%
PICC Property & Casualty Class H	2.37%
FirstRand	2.21%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
** Amount is less than 0.005%.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Systematic Emerging Markets Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added information technology sector risk and removed consumer discretionary sector risk as principal investments risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IPOCX-0526

Nomura Systematic Emerging Markets Equity Fund
(formerly, Macquarie Systematic Emerging Markets Equity Fund)
Class R : IYPCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Systematic Emerging Markets Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$149	1.30%
Management's discussion of Fund performance
Performance highlights
Nomura Systematic Emerging Markets Equity Fund (Class R) returned 29.45% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI Emerging Markets Index (net) and MSCI Emerging Markets Index (gross), the Fund's broad-based securities market index, returned 29.55% and 30.30%, respectively.
Top contributors to performance:
Holdings in Samsung Electronics Ltd., Taiwan Semiconductor Manufacturing Co. Ltd., and Petroleo Brasileiro SA, which outperformed relative to the Fund’s broad-based index
An underweight allocation to the consumer discretionary and consumer staples sectors
An overweight allocation to China and Saudi Arabia
Top detractors from performance:
An overweight allocation to the information technology sector
An overweight allocation to South Korea and United Arab Emirates
An overweight holding in ICICI Bank Ltd.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Systematic Emerging Markets Equity Fund (Class R) – including sales charge	29.45%	1.05%	8.18%
Nomura Systematic Emerging Markets Equity Fund (Class R) – excluding sales charge	29.45%	1.05%	8.18%
MSCI Emerging Markets Index (net)	29.55%	3.69%	7.80%
MSCI Emerging Markets Index (gross)	30.30%	4.16%	8.24%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$613,295,737
Total number of portfolio holdings*	83
Total advisory fees paid (during reporting period)	$3,416,509
Portfolio turnover rate	39%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	26.67%
Taiwan	22.77%
South Korea	17.89%
India	8.23%
Brazil	7.48%
South Africa	5.23%
Poland	4.01%
United Arab Emirates	3.19%
Türkiye	1.29%
Hungary	0.94%

Sector allocation*
Information Technology	33.77%
Financials	23.41%
Communication Services	12.60%
Energy	8.77%
Industrials	6.73%
Consumer Discretionary	6.07%
Real Estate	2.94%
Materials	2.89%
Utilities	1.81%
Consumer Staples	0.00%**

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	16.64%
Samsung Electronics	7.10%
Tencent Holdings	4.20%
Petroleo Brasileiro	3.19%
Powszechny Zaklad Ubezpieczen	2.92%
SK Hynix	2.67%
NetEase	2.43%
Bank of China Class H	2.41%
PICC Property & Casualty Class H	2.37%
FirstRand	2.21%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
** Amount is less than 0.005%.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Systematic Emerging Markets Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added information technology sector risk and removed consumer discretionary sector risk as principal investments risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IYPCX-0526

Nomura Systematic Emerging Markets Equity Fund
(formerly, Macquarie Systematic Emerging Markets Equity Fund)
Institutional Class : IPOIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Systematic Emerging Markets Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$92	0.80%
Management's discussion of Fund performance
Performance highlights
Nomura Systematic Emerging Markets Equity Fund (Institutional Class) returned 30.08% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI Emerging Markets Index (net) and MSCI Emerging Markets Index (gross), the Fund's broad-based securities market index, returned 29.55% and 30.30%, respectively.
Top contributors to performance:
Holdings in Samsung Electronics Ltd., Taiwan Semiconductor Manufacturing Co. Ltd., and Petroleo Brasileiro SA, which outperformed relative to the Fund’s broad-based index
An underweight allocation to the consumer discretionary and consumer staples sectors
An overweight allocation to China and Saudi Arabia
Top detractors from performance:
An overweight allocation to the information technology sector
An overweight allocation to South Korea and United Arab Emirates
An overweight holding in ICICI Bank Ltd.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Systematic Emerging Markets Equity Fund (Institutional Class) – including sales charge	30.08%	1.61%	8.86%
Nomura Systematic Emerging Markets Equity Fund (Institutional Class) – excluding sales charge	30.08%	1.61%	8.86%
MSCI Emerging Markets Index (net)	29.55%	3.69%	7.80%
MSCI Emerging Markets Index (gross)	30.30%	4.16%	8.24%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$613,295,737
Total number of portfolio holdings*	83
Total advisory fees paid (during reporting period)	$3,416,509
Portfolio turnover rate	39%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	26.67%
Taiwan	22.77%
South Korea	17.89%
India	8.23%
Brazil	7.48%
South Africa	5.23%
Poland	4.01%
United Arab Emirates	3.19%
Türkiye	1.29%
Hungary	0.94%

Sector allocation*
Information Technology	33.77%
Financials	23.41%
Communication Services	12.60%
Energy	8.77%
Industrials	6.73%
Consumer Discretionary	6.07%
Real Estate	2.94%
Materials	2.89%
Utilities	1.81%
Consumer Staples	0.00%**

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	16.64%
Samsung Electronics	7.10%
Tencent Holdings	4.20%
Petroleo Brasileiro	3.19%
Powszechny Zaklad Ubezpieczen	2.92%
SK Hynix	2.67%
NetEase	2.43%
Bank of China Class H	2.41%
PICC Property & Casualty Class H	2.37%
FirstRand	2.21%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
** Amount is less than 0.005%.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Systematic Emerging Markets Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added information technology sector risk and removed consumer discretionary sector risk as principal investments risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IPOIX-0526

Nomura Systematic Emerging Markets Equity Fund
(formerly, Macquarie Systematic Emerging Markets Equity Fund)
Class R6 : IMEGX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Systematic Emerging Markets Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$74	0.64%
Management's discussion of Fund performance
Performance highlights
Nomura Systematic Emerging Markets Equity Fund (Class R6) returned 30.24% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI Emerging Markets Index (net) and MSCI Emerging Markets Index (gross), the Fund's broad-based securities market index, returned 29.55% and 30.30%, respectively.
Top contributors to performance:
Holdings in Samsung Electronics Ltd., Taiwan Semiconductor Manufacturing Co. Ltd., and Petroleo Brasileiro SA, which outperformed relative to the Fund’s broad-based index
An underweight allocation to the consumer discretionary and consumer staples sectors
An overweight allocation to China and Saudi Arabia
Top detractors from performance:
An overweight allocation to the information technology sector
An overweight allocation to South Korea and United Arab Emirates
An overweight holding in ICICI Bank Ltd.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Systematic Emerging Markets Equity Fund (Class R6) – including sales charge	30.24%	1.72%	8.94%
Nomura Systematic Emerging Markets Equity Fund (Class R6) – excluding sales charge	30.24%	1.72%	8.94%
MSCI Emerging Markets Index (net)	29.55%	3.69%	7.80%
MSCI Emerging Markets Index (gross)	30.30%	4.16%	8.24%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$613,295,737
Total number of portfolio holdings*	83
Total advisory fees paid (during reporting period)	$3,416,509
Portfolio turnover rate	39%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	26.67%
Taiwan	22.77%
South Korea	17.89%
India	8.23%
Brazil	7.48%
South Africa	5.23%
Poland	4.01%
United Arab Emirates	3.19%
Türkiye	1.29%
Hungary	0.94%

Sector allocation*
Information Technology	33.77%
Financials	23.41%
Communication Services	12.60%
Energy	8.77%
Industrials	6.73%
Consumer Discretionary	6.07%
Real Estate	2.94%
Materials	2.89%
Utilities	1.81%
Consumer Staples	0.00%**

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	16.64%
Samsung Electronics	7.10%
Tencent Holdings	4.20%
Petroleo Brasileiro	3.19%
Powszechny Zaklad Ubezpieczen	2.92%
SK Hynix	2.67%
NetEase	2.43%
Bank of China Class H	2.41%
PICC Property & Casualty Class H	2.37%
FirstRand	2.21%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
** Amount is less than 0.005%.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Systematic Emerging Markets Equity Fund.
Effective July 31, 2025, the Fund introduced a revised fee waiver for Class R6 shares of 0.64% (excluding certain items).
Effective December 1, 2025, Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added information technology sector risk and removed consumer discretionary sector risk as principal investments risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IMEGX-0526

Nomura Systematic Emerging Markets Equity Fund
(formerly, Macquarie Systematic Emerging Markets Equity Fund)
Class Y : IPOYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Systematic Emerging Markets Equity Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$121	1.05%
Management's discussion of Fund performance
Performance highlights
Nomura Systematic Emerging Markets Equity Fund (Class Y) returned 29.72% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI Emerging Markets Index (net) and MSCI Emerging Markets Index (gross), the Fund's broad-based securities market index, returned 29.55% and 30.30%, respectively.
Top contributors to performance:
Holdings in Samsung Electronics Ltd., Taiwan Semiconductor Manufacturing Co. Ltd., and Petroleo Brasileiro SA, which outperformed relative to the Fund’s broad-based index
An underweight allocation to the consumer discretionary and consumer staples sectors
An overweight allocation to China and Saudi Arabia
Top detractors from performance:
An overweight allocation to the information technology sector
An overweight allocation to South Korea and United Arab Emirates
An overweight holding in ICICI Bank Ltd.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Systematic Emerging Markets Equity Fund (Class Y) – including sales charge	29.72%	1.31%	8.51%
Nomura Systematic Emerging Markets Equity Fund (Class Y) – excluding sales charge	29.72%	1.31%	8.51%
MSCI Emerging Markets Index (net)	29.55%	3.69%	7.80%
MSCI Emerging Markets Index (gross)	30.30%	4.16%	8.24%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$613,295,737
Total number of portfolio holdings*	83
Total advisory fees paid (during reporting period)	$3,416,509
Portfolio turnover rate	39%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Country allocation
China	26.67%
Taiwan	22.77%
South Korea	17.89%
India	8.23%
Brazil	7.48%
South Africa	5.23%
Poland	4.01%
United Arab Emirates	3.19%
Türkiye	1.29%
Hungary	0.94%

Sector allocation*
Information Technology	33.77%
Financials	23.41%
Communication Services	12.60%
Energy	8.77%
Industrials	6.73%
Consumer Discretionary	6.07%
Real Estate	2.94%
Materials	2.89%
Utilities	1.81%
Consumer Staples	0.00%**

Top 10 equity holdings
Taiwan Semiconductor Manufacturing	16.64%
Samsung Electronics	7.10%
Tencent Holdings	4.20%
Petroleo Brasileiro	3.19%
Powszechny Zaklad Ubezpieczen	2.92%
SK Hynix	2.67%
NetEase	2.43%
Bank of China Class H	2.41%
PICC Property & Casualty Class H	2.37%
FirstRand	2.21%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
** Amount is less than 0.005%.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Systematic Emerging Markets Equity Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added information technology sector risk and removed consumer discretionary sector risk as principal investments risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5422381)
TSAR-IPOYX-0526

Nomura Asset Strategy Fund
(formerly, Macquarie Asset Strategy Fund)
Class A : WASAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Asset Strategy Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$118	1.11%
Management's discussion of Fund performance
Performance highlights
Nomura Asset Strategy Fund (Class A) returned 13.03% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index (benchmark), returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Global equities and fixed income generally generated positive returns over the fiscal period despite facing volatility toward the end of the reporting period.
International equities outperformed relative to US equities during the fiscal period due to more attractive valuations, artificial intelligence industry growth, and a weakening of the US dollar.
Allocation effects from exposure to commodities like gold contributed to the Fund’s performance relative to the benchmark.
Top detractors from performance:
The Fund’s allocation to fixed income underperformed relative to the benchmark.
Security selection within global equities, particularly within the software & services and banks industries, detracted from the Fund’s performance.
The Fund’s exposure to cash underperformed relative to the benchmark.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Asset Strategy Fund (Class A) – including sales charge	6.52%*	6.38%	7.94%
Nomura Asset Strategy Fund (Class A) – excluding sales charge	13.03%*	7.65%	8.58%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,731,098,267
Total number of portfolio holdings*	533
Total advisory fees paid (during reporting period)	$12,111,802
Portfolio turnover rate	76%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	58.62%
Corporate Bonds	13.97%
Exchange-Traded Funds	10.10%
Bullion	7.90%
Agency Mortgage-Backed Securities	4.35%
Non-Agency Commercial Mortgage-Backed Securities	1.33%
Non-Agency Collateralized Mortgage Obligations	0.46%
US Treasury Obligations	0.36%
Loan Agreements	0.33%
Government Agency Obligations	0.29%
Top 10 equity holdings
NVIDIA	3.51%
Taiwan Semiconductor Manufacturing	2.95%
Microsoft	2.21%
Apple	1.99%
Alphabet Class A	1.40%
KLA	1.36%
Amazon.com	1.31%
Howmet Aerospace	1.26%
Banco Bilbao Vizcaya Argentaria	1.24%
Alimentation Couche-Tard	1.20%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Asset Strategy Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-WASAX-0526

Nomura Asset Strategy Fund
(formerly, Macquarie Asset Strategy Fund)
Class C : WASCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Asset Strategy Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$197	1.86%
Management's discussion of Fund performance
Performance highlights
Nomura Asset Strategy Fund (Class C) returned 12.13% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index (benchmark), returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Global equities and fixed income generally generated positive returns over the fiscal period despite facing volatility toward the end of the reporting period.
International equities outperformed relative to US equities during the fiscal period due to more attractive valuations, artificial intelligence industry growth, and a weakening of the US dollar.
Allocation effects from exposure to commodities like gold contributed to the Fund’s performance relative to the benchmark.
Top detractors from performance:
The Fund’s allocation to fixed income underperformed relative to the benchmark.
Security selection within global equities, particularly within the software & services and banks industries, detracted from the Fund’s performance.
The Fund’s exposure to cash underperformed relative to the benchmark.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Asset Strategy Fund (Class C) – including sales charge	11.13%	6.77%	7.92%
Nomura Asset Strategy Fund (Class C) – excluding sales charge	12.13%	6.77%	7.92%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,731,098,267
Total number of portfolio holdings*	533
Total advisory fees paid (during reporting period)	$12,111,802
Portfolio turnover rate	76%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	58.62%
Corporate Bonds	13.97%
Exchange-Traded Funds	10.10%
Bullion	7.90%
Agency Mortgage-Backed Securities	4.35%
Non-Agency Commercial Mortgage-Backed Securities	1.33%
Non-Agency Collateralized Mortgage Obligations	0.46%
US Treasury Obligations	0.36%
Loan Agreements	0.33%
Government Agency Obligations	0.29%
Top 10 equity holdings
NVIDIA	3.51%
Taiwan Semiconductor Manufacturing	2.95%
Microsoft	2.21%
Apple	1.99%
Alphabet Class A	1.40%
KLA	1.36%
Amazon.com	1.31%
Howmet Aerospace	1.26%
Banco Bilbao Vizcaya Argentaria	1.24%
Alimentation Couche-Tard	1.20%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Asset Strategy Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-WASCX-0526

Nomura Asset Strategy Fund
(formerly, Macquarie Asset Strategy Fund)
Class R : IASRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Asset Strategy Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$145	1.36%
Management's discussion of Fund performance
Performance highlights
Nomura Asset Strategy Fund (Class R) returned 12.68% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index (benchmark), returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Global equities and fixed income generally generated positive returns over the fiscal period despite facing volatility toward the end of the reporting period.
International equities outperformed relative to US equities during the fiscal period due to more attractive valuations, artificial intelligence industry growth, and a weakening of the US dollar.
Allocation effects from exposure to commodities like gold contributed to the Fund’s performance relative to the benchmark.
Top detractors from performance:
The Fund’s allocation to fixed income underperformed relative to the benchmark.
Security selection within global equities, particularly within the software & services and banks industries, detracted from the Fund’s performance.
The Fund’s exposure to cash underperformed relative to the benchmark.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Asset Strategy Fund (Class R) – including sales charge	12.68%	7.34%	8.26%
Nomura Asset Strategy Fund (Class R) – excluding sales charge	12.68%	7.34%	8.26%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,731,098,267
Total number of portfolio holdings*	533
Total advisory fees paid (during reporting period)	$12,111,802
Portfolio turnover rate	76%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	58.62%
Corporate Bonds	13.97%
Exchange-Traded Funds	10.10%
Bullion	7.90%
Agency Mortgage-Backed Securities	4.35%
Non-Agency Commercial Mortgage-Backed Securities	1.33%
Non-Agency Collateralized Mortgage Obligations	0.46%
US Treasury Obligations	0.36%
Loan Agreements	0.33%
Government Agency Obligations	0.29%
Top 10 equity holdings
NVIDIA	3.51%
Taiwan Semiconductor Manufacturing	2.95%
Microsoft	2.21%
Apple	1.99%
Alphabet Class A	1.40%
KLA	1.36%
Amazon.com	1.31%
Howmet Aerospace	1.26%
Banco Bilbao Vizcaya Argentaria	1.24%
Alimentation Couche-Tard	1.20%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Asset Strategy Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IASRX-0526

Nomura Asset Strategy Fund
(formerly, Macquarie Asset Strategy Fund)
Institutional Class : IVAEX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Asset Strategy Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$92	0.86%
Management's discussion of Fund performance
Performance highlights
Nomura Asset Strategy Fund (Institutional Class) returned 13.28% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index (benchmark), returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Global equities and fixed income generally generated positive returns over the fiscal period despite facing volatility toward the end of the reporting period.
International equities outperformed relative to US equities during the fiscal period due to more attractive valuations, artificial intelligence industry growth, and a weakening of the US dollar.
Allocation effects from exposure to commodities like gold contributed to the Fund’s performance relative to the benchmark.
Top detractors from performance:
The Fund’s allocation to fixed income underperformed relative to the benchmark.
Security selection within global equities, particularly within the software & services and banks industries, detracted from the Fund’s performance.
The Fund’s exposure to cash underperformed relative to the benchmark.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Asset Strategy Fund (Institutional Class) – including sales charge	13.28%	7.92%	8.87%
Nomura Asset Strategy Fund (Institutional Class) – excluding sales charge	13.28%	7.92%	8.87%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,731,098,267
Total number of portfolio holdings*	533
Total advisory fees paid (during reporting period)	$12,111,802
Portfolio turnover rate	76%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	58.62%
Corporate Bonds	13.97%
Exchange-Traded Funds	10.10%
Bullion	7.90%
Agency Mortgage-Backed Securities	4.35%
Non-Agency Commercial Mortgage-Backed Securities	1.33%
Non-Agency Collateralized Mortgage Obligations	0.46%
US Treasury Obligations	0.36%
Loan Agreements	0.33%
Government Agency Obligations	0.29%
Top 10 equity holdings
NVIDIA	3.51%
Taiwan Semiconductor Manufacturing	2.95%
Microsoft	2.21%
Apple	1.99%
Alphabet Class A	1.40%
KLA	1.36%
Amazon.com	1.31%
Howmet Aerospace	1.26%
Banco Bilbao Vizcaya Argentaria	1.24%
Alimentation Couche-Tard	1.20%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Asset Strategy Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IVAEX-0526

Nomura Asset Strategy Fund
(formerly, Macquarie Asset Strategy Fund)
Class R6 : IASTX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Asset Strategy Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$81	0.76%
Management's discussion of Fund performance
Performance highlights
Nomura Asset Strategy Fund (Class R6) returned 13.40% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index (benchmark), returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Global equities and fixed income generally generated positive returns over the fiscal period despite facing volatility toward the end of the reporting period.
International equities outperformed relative to US equities during the fiscal period due to more attractive valuations, artificial intelligence industry growth, and a weakening of the US dollar.
Allocation effects from exposure to commodities like gold contributed to the Fund’s performance relative to the benchmark.
Top detractors from performance:
The Fund’s allocation to fixed income underperformed relative to the benchmark.
Security selection within global equities, particularly within the software & services and banks industries, detracted from the Fund’s performance.
The Fund’s exposure to cash underperformed relative to the benchmark.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Asset Strategy Fund (Class R6) – including sales charge	13.40%	8.03%	9.00%
Nomura Asset Strategy Fund (Class R6) – excluding sales charge	13.40%	8.03%	9.00%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,731,098,267
Total number of portfolio holdings*	533
Total advisory fees paid (during reporting period)	$12,111,802
Portfolio turnover rate	76%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	58.62%
Corporate Bonds	13.97%
Exchange-Traded Funds	10.10%
Bullion	7.90%
Agency Mortgage-Backed Securities	4.35%
Non-Agency Commercial Mortgage-Backed Securities	1.33%
Non-Agency Collateralized Mortgage Obligations	0.46%
US Treasury Obligations	0.36%
Loan Agreements	0.33%
Government Agency Obligations	0.29%
Top 10 equity holdings
NVIDIA	3.51%
Taiwan Semiconductor Manufacturing	2.95%
Microsoft	2.21%
Apple	1.99%
Alphabet Class A	1.40%
KLA	1.36%
Amazon.com	1.31%
Howmet Aerospace	1.26%
Banco Bilbao Vizcaya Argentaria	1.24%
Alimentation Couche-Tard	1.20%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Asset Strategy Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IASTX-0526

Nomura Asset Strategy Fund
(formerly, Macquarie Asset Strategy Fund)
Class Y : WASYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Asset Strategy Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$118	1.11%
Management's discussion of Fund performance
Performance highlights
Nomura Asset Strategy Fund (Class Y) returned 13.00% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index (benchmark), returned 20.01% and 20.52%, respectively.
Top contributors to performance:
Global equities and fixed income generally generated positive returns over the fiscal period despite facing volatility toward the end of the reporting period.
International equities outperformed relative to US equities during the fiscal period due to more attractive valuations, artificial intelligence industry growth, and a weakening of the US dollar.
Allocation effects from exposure to commodities like gold contributed to the Fund’s performance relative to the benchmark.
Top detractors from performance:
The Fund’s allocation to fixed income underperformed relative to the benchmark.
Security selection within global equities, particularly within the software & services and banks industries, detracted from the Fund’s performance.
The Fund’s exposure to cash underperformed relative to the benchmark.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Asset Strategy Fund (Class Y) – including sales charge	13.00%	7.67%	8.61%
Nomura Asset Strategy Fund (Class Y) – excluding sales charge	13.00%	7.67%	8.61%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,731,098,267
Total number of portfolio holdings*	533
Total advisory fees paid (during reporting period)	$12,111,802
Portfolio turnover rate	76%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	58.62%
Corporate Bonds	13.97%
Exchange-Traded Funds	10.10%
Bullion	7.90%
Agency Mortgage-Backed Securities	4.35%
Non-Agency Commercial Mortgage-Backed Securities	1.33%
Non-Agency Collateralized Mortgage Obligations	0.46%
US Treasury Obligations	0.36%
Loan Agreements	0.33%
Government Agency Obligations	0.29%
Top 10 equity holdings
NVIDIA	3.51%
Taiwan Semiconductor Manufacturing	2.95%
Microsoft	2.21%
Apple	1.99%
Alphabet Class A	1.40%
KLA	1.36%
Amazon.com	1.31%
Howmet Aerospace	1.26%
Banco Bilbao Vizcaya Argentaria	1.24%
Alimentation Couche-Tard	1.20%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Asset Strategy Fund.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
During the fiscal year, the Fund added subsidiary risk as a new principal investment risk.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-WASYX-0526

Nomura Balanced Fund
(formerly, Macquarie Balanced Fund)
Class A : IBNAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Balanced Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Class A	$104	0.99%
[1]	Costs paid as a percentage of a $10,000 investment would have been 0.97% if non-recurring expenses were not included.
Management's discussion of Fund performance
Performance highlights
Nomura Balanced Fund (Class A) returned 9.27% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices (benchmarks), returned 17.80% and 4.35%, respectively.
Top contributors to performance:
Equities generally outperformed fixed income over the fiscal year despite facing volatility toward the end of the period.
Allocation and security selection effects drove outperformance relative to the benchmarks.
The Fund’s allocation to fixed income outperformed the Bloomberg US Aggregate Index.
Security selection contributed to performance relative to the S&P 500 Index.
Top detractors from performance:
Sector allocation effects within equities detracted from the Fund’s performance relative to the S&P 500 Index.
Allocation effects from an underweight position in US Treasurys and from an overweight to US corporate bonds detracted from performance relative to the Bloomberg US Aggregate Index.
The Fund’s exposure to cash underperformed relative to the benchmarks.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Balanced Fund (Class A) – including sales charge	2.97%	5.01%	7.65%
Nomura Balanced Fund (Class A) – excluding sales charge	9.27%	6.26%	8.29%
S&P 500 Index	17.80%	12.06%	14.16%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,828,646,249
Total number of portfolio holdings*	504
Total advisory fees paid (during reporting period)	$10,141,790
Portfolio turnover rate	80%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	57.81%
Exchange-Traded Funds	11.63%
Corporate Bonds	9.52%
Agency Mortgage-Backed Securities	8.02%
US Treasury Obligations	3.94%
Non-Agency Commercial Mortgage-Backed Securities	3.24%
Non-Agency Asset-Backed Securities	1.16%
Non-Agency Collateralized Mortgage Obligations	1.11%
Collateralized Loan Obligations	0.63%
Agency Collateralized Mortgage Obligations	0.34%
Top 10 equity holdings
NVIDIA	4.45%
Apple	2.91%
Taiwan Semiconductor Manufacturing ADR	2.59%
Alphabet Class A	2.20%
Howmet Aerospace	2.07%
Microsoft	2.03%
Applied Materials	1.88%
Amazon.com	1.71%
Costco Wholesale	1.57%
Eaton	1.57%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Balanced Fund.
Effective April 25, 2025, the Fund introduced a revised fee waiver for Class A shares of 0.72% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class A from 1.05% to 0.99%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IBNAX-0526

Nomura Balanced Fund
(formerly, Macquarie Balanced Fund)
Class C : IBNCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Balanced Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Class C	$181	1.74%
[1]	Costs paid as a percentage of a $10,000 investment would have been 1.72% if non-recurring expenses were not included.
Management's discussion of Fund performance
Performance highlights
Nomura Balanced Fund (Class C) returned 8.44% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices (benchmarks), returned 17.80% and 4.35%, respectively.
Top contributors to performance:
Equities generally outperformed fixed income over the fiscal year despite facing volatility toward the end of the period.
Allocation and security selection effects drove outperformance relative to the benchmarks.
The Fund’s allocation to fixed income outperformed the Bloomberg US Aggregate Index.
Security selection contributed to performance relative to the S&P 500 Index.
Top detractors from performance:
Sector allocation effects within equities detracted from the Fund’s performance relative to the S&P 500 Index.
Allocation effects from an underweight position in US Treasurys and from an overweight to US corporate bonds detracted from performance relative to the Bloomberg US Aggregate Index.
The Fund’s exposure to cash underperformed relative to the benchmarks.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Balanced Fund (Class C) – including sales charge	7.44%	5.42%	7.64%
Nomura Balanced Fund (Class C) – excluding sales charge	8.44%	5.42%	7.64%
S&P 500 Index	17.80%	12.06%	14.16%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,828,646,249
Total number of portfolio holdings*	504
Total advisory fees paid (during reporting period)	$10,141,790
Portfolio turnover rate	80%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	57.81%
Exchange-Traded Funds	11.63%
Corporate Bonds	9.52%
Agency Mortgage-Backed Securities	8.02%
US Treasury Obligations	3.94%
Non-Agency Commercial Mortgage-Backed Securities	3.24%
Non-Agency Asset-Backed Securities	1.16%
Non-Agency Collateralized Mortgage Obligations	1.11%
Collateralized Loan Obligations	0.63%
Agency Collateralized Mortgage Obligations	0.34%
Top 10 equity holdings
NVIDIA	4.45%
Apple	2.91%
Taiwan Semiconductor Manufacturing ADR	2.59%
Alphabet Class A	2.20%
Howmet Aerospace	2.07%
Microsoft	2.03%
Applied Materials	1.88%
Amazon.com	1.71%
Costco Wholesale	1.57%
Eaton	1.57%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Balanced Fund.
Effective April 25, 2025, the Fund introduced a revised fee waiver for Class C shares of 0.72% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class C from 1.80% to 1.74%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IBNCX-0526

Nomura Balanced Fund
(formerly, Macquarie Balanced Fund)
Class R : IYBFX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Balanced Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Class R	$130	1.24%
[1]	Costs paid as a percentage of a $10,000 investment would have been 1.22% if non-recurring expenses were not included.
Management's discussion of Fund performance
Performance highlights
Nomura Balanced Fund (Class R) returned 8.97% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices (benchmarks), returned 17.80% and 4.35%, respectively.
Top contributors to performance:
Equities generally outperformed fixed income over the fiscal year despite facing volatility toward the end of the period.
Allocation and security selection effects drove outperformance relative to the benchmarks.
The Fund’s allocation to fixed income outperformed the Bloomberg US Aggregate Index.
Security selection contributed to performance relative to the S&P 500 Index.
Top detractors from performance:
Sector allocation effects within equities detracted from the Fund’s performance relative to the S&P 500 Index.
Allocation effects from an underweight position in US Treasurys and from an overweight to US corporate bonds detracted from performance relative to the Bloomberg US Aggregate Index.
The Fund’s exposure to cash underperformed relative to the benchmarks.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Balanced Fund (Class R) – including sales charge	8.97%	5.95%	7.95%
Nomura Balanced Fund (Class R) – excluding sales charge	8.97%	5.95%	7.95%
S&P 500 Index	17.80%	12.06%	14.16%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,828,646,249
Total number of portfolio holdings*	504
Total advisory fees paid (during reporting period)	$10,141,790
Portfolio turnover rate	80%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	57.81%
Exchange-Traded Funds	11.63%
Corporate Bonds	9.52%
Agency Mortgage-Backed Securities	8.02%
US Treasury Obligations	3.94%
Non-Agency Commercial Mortgage-Backed Securities	3.24%
Non-Agency Asset-Backed Securities	1.16%
Non-Agency Collateralized Mortgage Obligations	1.11%
Collateralized Loan Obligations	0.63%
Agency Collateralized Mortgage Obligations	0.34%
Top 10 equity holdings
NVIDIA	4.45%
Apple	2.91%
Taiwan Semiconductor Manufacturing ADR	2.59%
Alphabet Class A	2.20%
Howmet Aerospace	2.07%
Microsoft	2.03%
Applied Materials	1.88%
Amazon.com	1.71%
Costco Wholesale	1.57%
Eaton	1.57%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Balanced Fund.
Effective April 25, 2025, the Fund introduced a revised fee waiver for Class R shares of 0.72% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class R from 1.30% to 1.24%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IYBFX-0526

Nomura Balanced Fund
(formerly, Macquarie Balanced Fund)
Institutional Class : IYBIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Balanced Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Institutional Class	$78	0.74%
[1]	Costs paid as a percentage of a $10,000 investment would have been 0.72% if non-recurring expenses were not included.
Management's discussion of Fund performance
Performance highlights
Nomura Balanced Fund (Institutional Class) returned 9.56% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices (benchmarks), returned 17.80% and 4.35%, respectively.
Top contributors to performance:
Equities generally outperformed fixed income over the fiscal year despite facing volatility toward the end of the period.
Allocation and security selection effects drove outperformance relative to the benchmarks.
The Fund’s allocation to fixed income outperformed the Bloomberg US Aggregate Index.
Security selection contributed to performance relative to the S&P 500 Index.
Top detractors from performance:
Sector allocation effects within equities detracted from the Fund’s performance relative to the S&P 500 Index.
Allocation effects from an underweight position in US Treasurys and from an overweight to US corporate bonds detracted from performance relative to the Bloomberg US Aggregate Index.
The Fund’s exposure to cash underperformed relative to the benchmarks.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Balanced Fund (Institutional Class) – including sales charge	9.56%	6.52%	8.55%
Nomura Balanced Fund (Institutional Class) – excluding sales charge	9.56%	6.52%	8.55%
S&P 500 Index	17.80%	12.06%	14.16%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,828,646,249
Total number of portfolio holdings*	504
Total advisory fees paid (during reporting period)	$10,141,790
Portfolio turnover rate	80%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	57.81%
Exchange-Traded Funds	11.63%
Corporate Bonds	9.52%
Agency Mortgage-Backed Securities	8.02%
US Treasury Obligations	3.94%
Non-Agency Commercial Mortgage-Backed Securities	3.24%
Non-Agency Asset-Backed Securities	1.16%
Non-Agency Collateralized Mortgage Obligations	1.11%
Collateralized Loan Obligations	0.63%
Agency Collateralized Mortgage Obligations	0.34%
Top 10 equity holdings
NVIDIA	4.45%
Apple	2.91%
Taiwan Semiconductor Manufacturing ADR	2.59%
Alphabet Class A	2.20%
Howmet Aerospace	2.07%
Microsoft	2.03%
Applied Materials	1.88%
Amazon.com	1.71%
Costco Wholesale	1.57%
Eaton	1.57%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Balanced Fund.
Effective April 25, 2025, the Fund introduced a revised fee waiver for Institutional Class shares of 0.72% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Institutional Class from 0.80% to 0.74%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IYBIX-0526

Nomura Balanced Fund
(formerly, Macquarie Balanced Fund)
Class R6 : IBARX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Balanced Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Class R6	$69	0.66%
[1]	Costs paid as a percentage of a $10,000 investment would have been 0.64% if non-recurring expenses were not included.
Management's discussion of Fund performance
Performance highlights
Nomura Balanced Fund (Class R6) returned 9.61% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices (benchmarks), returned 17.80% and 4.35%, respectively.
Top contributors to performance:
Equities generally outperformed fixed income over the fiscal year despite facing volatility toward the end of the period.
Allocation and security selection effects drove outperformance relative to the benchmarks.
The Fund’s allocation to fixed income outperformed the Bloomberg US Aggregate Index.
Security selection contributed to performance relative to the S&P 500 Index.
Top detractors from performance:
Sector allocation effects within equities detracted from the Fund’s performance relative to the S&P 500 Index.
Allocation effects from an underweight position in US Treasurys and from an overweight to US corporate bonds detracted from performance relative to the Bloomberg US Aggregate Index.
The Fund’s exposure to cash underperformed relative to the benchmarks.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Balanced Fund (Class R6) – including sales charge	9.61%	6.61%	8.69%
Nomura Balanced Fund (Class R6) – excluding sales charge	9.61%	6.61%	8.69%
S&P 500 Index	17.80%	12.06%	14.16%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,828,646,249
Total number of portfolio holdings*	504
Total advisory fees paid (during reporting period)	$10,141,790
Portfolio turnover rate	80%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	57.81%
Exchange-Traded Funds	11.63%
Corporate Bonds	9.52%
Agency Mortgage-Backed Securities	8.02%
US Treasury Obligations	3.94%
Non-Agency Commercial Mortgage-Backed Securities	3.24%
Non-Agency Asset-Backed Securities	1.16%
Non-Agency Collateralized Mortgage Obligations	1.11%
Collateralized Loan Obligations	0.63%
Agency Collateralized Mortgage Obligations	0.34%
Top 10 equity holdings
NVIDIA	4.45%
Apple	2.91%
Taiwan Semiconductor Manufacturing ADR	2.59%
Alphabet Class A	2.20%
Howmet Aerospace	2.07%
Microsoft	2.03%
Applied Materials	1.88%
Amazon.com	1.71%
Costco Wholesale	1.57%
Eaton	1.57%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Balanced Fund.
Effective April 25, 2025, the Fund introduced a revised fee waiver for Class R6 shares of 0.64% (excluding certain items), which resulted in a decrease in the net annual operating expenses for Class R6 from 0.71% to 0.66%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IBARX-0526

Nomura Balanced Fund
(formerly, Macquarie Balanced Fund)
Class Y : IBNYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Balanced Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment[1]
Class Y	$104	0.99%
[1]	Costs paid as a percentage of a $10,000 investment would have been 0.97% if non-recurring expenses were not included.
Management's discussion of Fund performance
Performance highlights
Nomura Balanced Fund (Class Y) returned 9.24% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index and Bloomberg US Aggregate Index, the Fund's broad-based securities market indices (benchmarks), returned 17.80% and 4.35%, respectively.
Top contributors to performance:
Equities generally outperformed fixed income over the fiscal year despite facing volatility toward the end of the period.
Allocation and security selection effects drove outperformance relative to the benchmarks.
The Fund’s allocation to fixed income outperformed the Bloomberg US Aggregate Index.
Security selection contributed to performance relative to the S&P 500 Index.
Top detractors from performance:
Sector allocation effects within equities detracted from the Fund’s performance relative to the S&P 500 Index.
Allocation effects from an underweight position in US Treasurys and from an overweight to US corporate bonds detracted from performance relative to the Bloomberg US Aggregate Index.
The Fund’s exposure to cash underperformed relative to the benchmarks.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in multiple broad-based securities market indices for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Balanced Fund (Class Y) – including sales charge	9.24%	6.26%	8.29%
Nomura Balanced Fund (Class Y) – excluding sales charge	9.24%	6.26%	8.29%
S&P 500 Index	17.80%	12.06%	14.16%
Bloomberg US Aggregate Index	4.35%	0.31%	1.70%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$1,828,646,249
Total number of portfolio holdings*	504
Total advisory fees paid (during reporting period)	$10,141,790
Portfolio turnover rate	80%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Portfolio composition
Common Stocks	57.81%
Exchange-Traded Funds	11.63%
Corporate Bonds	9.52%
Agency Mortgage-Backed Securities	8.02%
US Treasury Obligations	3.94%
Non-Agency Commercial Mortgage-Backed Securities	3.24%
Non-Agency Asset-Backed Securities	1.16%
Non-Agency Collateralized Mortgage Obligations	1.11%
Collateralized Loan Obligations	0.63%
Agency Collateralized Mortgage Obligations	0.34%
Top 10 equity holdings
NVIDIA	4.45%
Apple	2.91%
Taiwan Semiconductor Manufacturing ADR	2.59%
Alphabet Class A	2.20%
Howmet Aerospace	2.07%
Microsoft	2.03%
Applied Materials	1.88%
Amazon.com	1.71%
Costco Wholesale	1.57%
Eaton	1.57%

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Balanced Fund.
Effective April 25, 2025, the Fund introduced a revised fee waiver for Class Y shares of 0.72% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class Y from 1.05% to 0.99%.
Effective December 1, 2025, Macquarie Investment Management Austria Kapitalanlage AG (which was renamed Nomura Investment Management Austria Kapitalanlage AG on December 6, 2025) and Macquarie Investment Management Europe Limited no longer serve as sub-advisors to the Fund and Macquarie Investment Management Global Limited is added as an unaffiliated sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IBNYX-0526

Nomura Climate Solutions Fund
(formerly, Macquarie Climate Solutions Fund)
Class A : IEYAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Climate Solutions Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$151	1.24%
Management's discussion of Fund performance
Performance highlights
Nomura Climate Solutions Fund (Class A) returned 43.94% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively, while the MSCI ACWI Investable Market Index (net) and MSCI ACWI Investable Market Index (gross), the Fund's narrowly based securities market index, returned 20.64% and 21.16%, respectively.
Top contributors to performance:
Renewable fuel equities were the top contributors, with Darling Ingredients Inc. and Neste Oyj delivering outstanding performance driven by favorable macroeconomic conditions. As the Iran war created unprecedented disruptions in global oil markets, investors increasingly embraced lower-carbon fuel alternatives offering both emissions reduction and energy security benefits. Darling, through its Diamond Green Diesel joint venture, transforms waste streams into high-value renewable fuels. The company reported revenue growth to $1.7 billion in the fourth quarter, up from $1.4 billion year over year. Neste, Europe's leading renewable fuels producer, similarly benefited from acute conventional fuel supply constraints and supportive biofuel policy developments.
Alcoa Corp. emerged as the next leading contributor, residing in the materials sector. The vertically integrated aluminum producer benefited from strong demand tied to electrification, decarbonization, and data center growth. Geopolitical tensions in the Middle East dramatically tightened aluminum supply, shifting markets from surplus to deficit as the Strait of Hormuz blockade curtailed Persian Gulf smelting capacity. Higher US tariffs on aluminum imports provided additional support for domestic producers, while Alcoa's strategic advantage – operating approximately 86% of its smelting portfolio on renewable energy sources, primarily hydropower – positioned the company favorably as markets increasingly valued lower-carbon production.
Top detractors from performance:
Weyerhaeuser Co. was a significant detractor as lumber and wood product equities were challenged throughout the fiscal period. Excess capacity weighed on pricing, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Despite wood products' favorable sustainability profile, near-term cyclical headwinds dominated. Investors found little catalyst for recovery as housing affordability challenges persisted and industry capacity remained elevated, pressuring margins across the sector.
Occidental Petroleum Corp. was the second-largest detractor. Despite leadership in carbon capture, utilization, and storage and pioneering direct air capture, near-term stock performance faced pressure from complex sector dynamics. While Occidental's carbon management platform and net-zero emissions goals represent critical climate solutions infrastructure, investors remained cautious on commercialization timelines and carbon credit market development. We exited our position in the stock.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Climate Solutions Fund (Class A) – including sales charge	35.62%	15.24%	1.82%
Nomura Climate Solutions Fund (Class A) – excluding sales charge	43.94%	16.62%	2.42%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
MSCI ACWI Investable Market Index (net)	20.64%	9.03%	11.10%
MSCI ACWI Investable Market Index (gross)	21.16%	9.53%	11.64%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021; subsequently, effective July 29, 2022, the Fund repositioned into a climate solutions fund.
Fund statistics (as of March 31, 2026)
Fund net assets	$111,890,221
Total number of portfolio holdings*	31
Total advisory fees paid (during reporting period)	$479,741
Portfolio turnover rate	29%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Utilities	31.35%
Materials	20.12%
Industrials	16.37%
Energy	14.47%
Consumer Staples	7.24%
Information Technology	4.81%
Real Estate	2.89%
Consumer Discretionary	2.49%

Top 10 equity holdings
Darling Ingredients	4.09%
Neste	4.04%
Valero Energy	3.79%
Ameren	3.79%
EDP Renovaveis	3.64%
Contemporary Amperex Technology Class H	3.64%
CMS Energy	3.63%
NiSource	3.56%
Xcel Energy	3.55%
NextEra Energy	3.52%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Climate Solutions Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
During the fiscal year, the Fund removed energy sector risk and added utilities sector risk as principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IEYAX-0526

Nomura Climate Solutions Fund
(formerly, Macquarie Climate Solutions Fund)
Class C : IEYCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Climate Solutions Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$242	1.99%
Management's discussion of Fund performance
Performance highlights
Nomura Climate Solutions Fund (Class C) returned 42.91% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively, while the MSCI ACWI Investable Market Index (net) and MSCI ACWI Investable Market Index (gross), the Fund's narrowly based securities market index, returned 20.64% and 21.16%, respectively.
Top contributors to performance:
Renewable fuel equities were the top contributors, with Darling Ingredients Inc. and Neste Oyj delivering outstanding performance driven by favorable macroeconomic conditions. As the Iran war created unprecedented disruptions in global oil markets, investors increasingly embraced lower-carbon fuel alternatives offering both emissions reduction and energy security benefits. Darling, through its Diamond Green Diesel joint venture, transforms waste streams into high-value renewable fuels. The company reported revenue growth to $1.7 billion in the fourth quarter, up from $1.4 billion year over year. Neste, Europe's leading renewable fuels producer, similarly benefited from acute conventional fuel supply constraints and supportive biofuel policy developments.
Alcoa Corp. emerged as the next leading contributor, residing in the materials sector. The vertically integrated aluminum producer benefited from strong demand tied to electrification, decarbonization, and data center growth. Geopolitical tensions in the Middle East dramatically tightened aluminum supply, shifting markets from surplus to deficit as the Strait of Hormuz blockade curtailed Persian Gulf smelting capacity. Higher US tariffs on aluminum imports provided additional support for domestic producers, while Alcoa's strategic advantage – operating approximately 86% of its smelting portfolio on renewable energy sources, primarily hydropower – positioned the company favorably as markets increasingly valued lower-carbon production.
Top detractors from performance:
Weyerhaeuser Co. was a significant detractor as lumber and wood product equities were challenged throughout the fiscal period. Excess capacity weighed on pricing, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Despite wood products' favorable sustainability profile, near-term cyclical headwinds dominated. Investors found little catalyst for recovery as housing affordability challenges persisted and industry capacity remained elevated, pressuring margins across the sector.
Occidental Petroleum Corp. was the second-largest detractor. Despite leadership in carbon capture, utilization, and storage and pioneering direct air capture, near-term stock performance faced pressure from complex sector dynamics. While Occidental's carbon management platform and net-zero emissions goals represent critical climate solutions infrastructure, investors remained cautious on commercialization timelines and carbon credit market development. We exited our position in the stock.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Climate Solutions Fund (Class C) – including sales charge	41.91%	15.74%	1.84%
Nomura Climate Solutions Fund (Class C) – excluding sales charge	42.91%	15.74%	1.84%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
MSCI ACWI Investable Market Index (net)	20.64%	9.03%	11.10%
MSCI ACWI Investable Market Index (gross)	21.16%	9.53%	11.64%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021; subsequently, effective July 29, 2022, the Fund repositioned into a climate solutions fund.
Fund statistics (as of March 31, 2026)
Fund net assets	$111,890,221
Total number of portfolio holdings*	31
Total advisory fees paid (during reporting period)	$479,741
Portfolio turnover rate	29%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Utilities	31.35%
Materials	20.12%
Industrials	16.37%
Energy	14.47%
Consumer Staples	7.24%
Information Technology	4.81%
Real Estate	2.89%
Consumer Discretionary	2.49%

Top 10 equity holdings
Darling Ingredients	4.09%
Neste	4.04%
Valero Energy	3.79%
Ameren	3.79%
EDP Renovaveis	3.64%
Contemporary Amperex Technology Class H	3.64%
CMS Energy	3.63%
NiSource	3.56%
Xcel Energy	3.55%
NextEra Energy	3.52%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Climate Solutions Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
During the fiscal year, the Fund removed energy sector risk and added utilities sector risk as principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IEYCX-0526

Nomura Climate Solutions Fund
(formerly, Macquarie Climate Solutions Fund)
Class R : IYEFX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Climate Solutions Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$181	1.49%
Management's discussion of Fund performance
Performance highlights
Nomura Climate Solutions Fund (Class R) returned 43.52% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively, while the MSCI ACWI Investable Market Index (net) and MSCI ACWI Investable Market Index (gross), the Fund's narrowly based securities market index, returned 20.64% and 21.16%, respectively.
Top contributors to performance:
Renewable fuel equities were the top contributors, with Darling Ingredients Inc. and Neste Oyj delivering outstanding performance driven by favorable macroeconomic conditions. As the Iran war created unprecedented disruptions in global oil markets, investors increasingly embraced lower-carbon fuel alternatives offering both emissions reduction and energy security benefits. Darling, through its Diamond Green Diesel joint venture, transforms waste streams into high-value renewable fuels. The company reported revenue growth to $1.7 billion in the fourth quarter, up from $1.4 billion year over year. Neste, Europe's leading renewable fuels producer, similarly benefited from acute conventional fuel supply constraints and supportive biofuel policy developments.
Alcoa Corp. emerged as the next leading contributor, residing in the materials sector. The vertically integrated aluminum producer benefited from strong demand tied to electrification, decarbonization, and data center growth. Geopolitical tensions in the Middle East dramatically tightened aluminum supply, shifting markets from surplus to deficit as the Strait of Hormuz blockade curtailed Persian Gulf smelting capacity. Higher US tariffs on aluminum imports provided additional support for domestic producers, while Alcoa's strategic advantage – operating approximately 86% of its smelting portfolio on renewable energy sources, primarily hydropower – positioned the company favorably as markets increasingly valued lower-carbon production.
Top detractors from performance:
Weyerhaeuser Co. was a significant detractor as lumber and wood product equities were challenged throughout the fiscal period. Excess capacity weighed on pricing, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Despite wood products' favorable sustainability profile, near-term cyclical headwinds dominated. Investors found little catalyst for recovery as housing affordability challenges persisted and industry capacity remained elevated, pressuring margins across the sector.
Occidental Petroleum Corp. was the second-largest detractor. Despite leadership in carbon capture, utilization, and storage and pioneering direct air capture, near-term stock performance faced pressure from complex sector dynamics. While Occidental's carbon management platform and net-zero emissions goals represent critical climate solutions infrastructure, investors remained cautious on commercialization timelines and carbon credit market development. We exited our position in the stock.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Climate Solutions Fund (Class R) – including sales charge	43.52%	16.30%	2.12%
Nomura Climate Solutions Fund (Class R) – excluding sales charge	43.52%	16.30%	2.12%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
MSCI ACWI Investable Market Index (net)	20.64%	9.03%	11.10%
MSCI ACWI Investable Market Index (gross)	21.16%	9.53%	11.64%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021; subsequently, effective July 29, 2022, the Fund repositioned into a climate solutions fund.
Fund statistics (as of March 31, 2026)
Fund net assets	$111,890,221
Total number of portfolio holdings*	31
Total advisory fees paid (during reporting period)	$479,741
Portfolio turnover rate	29%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Utilities	31.35%
Materials	20.12%
Industrials	16.37%
Energy	14.47%
Consumer Staples	7.24%
Information Technology	4.81%
Real Estate	2.89%
Consumer Discretionary	2.49%

Top 10 equity holdings
Darling Ingredients	4.09%
Neste	4.04%
Valero Energy	3.79%
Ameren	3.79%
EDP Renovaveis	3.64%
Contemporary Amperex Technology Class H	3.64%
CMS Energy	3.63%
NiSource	3.56%
Xcel Energy	3.55%
NextEra Energy	3.52%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Climate Solutions Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
During the fiscal year, the Fund removed energy sector risk and added utilities sector risk as principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IYEFX-0526

Nomura Climate Solutions Fund
(formerly, Macquarie Climate Solutions Fund)
Institutional Class : IVEIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Climate Solutions Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$121	0.99%
Management's discussion of Fund performance
Performance highlights
Nomura Climate Solutions Fund (Institutional Class) returned 44.33% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively, while the MSCI ACWI Investable Market Index (net) and MSCI ACWI Investable Market Index (gross), the Fund's narrowly based securities market index, returned 20.64% and 21.16%, respectively.
Top contributors to performance:
Renewable fuel equities were the top contributors, with Darling Ingredients Inc. and Neste Oyj delivering outstanding performance driven by favorable macroeconomic conditions. As the Iran war created unprecedented disruptions in global oil markets, investors increasingly embraced lower-carbon fuel alternatives offering both emissions reduction and energy security benefits. Darling, through its Diamond Green Diesel joint venture, transforms waste streams into high-value renewable fuels. The company reported revenue growth to $1.7 billion in the fourth quarter, up from $1.4 billion year over year. Neste, Europe's leading renewable fuels producer, similarly benefited from acute conventional fuel supply constraints and supportive biofuel policy developments.
Alcoa Corp. emerged as the next leading contributor, residing in the materials sector. The vertically integrated aluminum producer benefited from strong demand tied to electrification, decarbonization, and data center growth. Geopolitical tensions in the Middle East dramatically tightened aluminum supply, shifting markets from surplus to deficit as the Strait of Hormuz blockade curtailed Persian Gulf smelting capacity. Higher US tariffs on aluminum imports provided additional support for domestic producers, while Alcoa's strategic advantage – operating approximately 86% of its smelting portfolio on renewable energy sources, primarily hydropower – positioned the company favorably as markets increasingly valued lower-carbon production.
Top detractors from performance:
Weyerhaeuser Co. was a significant detractor as lumber and wood product equities were challenged throughout the fiscal period. Excess capacity weighed on pricing, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Despite wood products' favorable sustainability profile, near-term cyclical headwinds dominated. Investors found little catalyst for recovery as housing affordability challenges persisted and industry capacity remained elevated, pressuring margins across the sector.
Occidental Petroleum Corp. was the second-largest detractor. Despite leadership in carbon capture, utilization, and storage and pioneering direct air capture, near-term stock performance faced pressure from complex sector dynamics. While Occidental's carbon management platform and net-zero emissions goals represent critical climate solutions infrastructure, investors remained cautious on commercialization timelines and carbon credit market development. We exited our position in the stock.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Climate Solutions Fund (Institutional Class) – including sales charge	44.33%	16.95%	2.76%
Nomura Climate Solutions Fund (Institutional Class) – excluding sales charge	44.33%	16.95%	2.76%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
MSCI ACWI Investable Market Index (net)	20.64%	9.03%	11.10%
MSCI ACWI Investable Market Index (gross)	21.16%	9.53%	11.64%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021; subsequently, effective July 29, 2022, the Fund repositioned into a climate solutions fund.
Fund statistics (as of March 31, 2026)
Fund net assets	$111,890,221
Total number of portfolio holdings*	31
Total advisory fees paid (during reporting period)	$479,741
Portfolio turnover rate	29%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Utilities	31.35%
Materials	20.12%
Industrials	16.37%
Energy	14.47%
Consumer Staples	7.24%
Information Technology	4.81%
Real Estate	2.89%
Consumer Discretionary	2.49%

Top 10 equity holdings
Darling Ingredients	4.09%
Neste	4.04%
Valero Energy	3.79%
Ameren	3.79%
EDP Renovaveis	3.64%
Contemporary Amperex Technology Class H	3.64%
CMS Energy	3.63%
NiSource	3.56%
Xcel Energy	3.55%
NextEra Energy	3.52%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Climate Solutions Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
During the fiscal year, the Fund removed energy sector risk and added utilities sector risk as principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IVEIX-0526

Nomura Climate Solutions Fund
(formerly, Macquarie Climate Solutions Fund)
Class R6 : IENRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Climate Solutions Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$100	0.82%
Management's discussion of Fund performance
Performance highlights
Nomura Climate Solutions Fund (Class R6) returned 44.59% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively, while the MSCI ACWI Investable Market Index (net) and MSCI ACWI Investable Market Index (gross), the Fund's narrowly based securities market index, returned 20.64% and 21.16%, respectively.
Top contributors to performance:
Renewable fuel equities were the top contributors, with Darling Ingredients Inc. and Neste Oyj delivering outstanding performance driven by favorable macroeconomic conditions. As the Iran war created unprecedented disruptions in global oil markets, investors increasingly embraced lower-carbon fuel alternatives offering both emissions reduction and energy security benefits. Darling, through its Diamond Green Diesel joint venture, transforms waste streams into high-value renewable fuels. The company reported revenue growth to $1.7 billion in the fourth quarter, up from $1.4 billion year over year. Neste, Europe's leading renewable fuels producer, similarly benefited from acute conventional fuel supply constraints and supportive biofuel policy developments.
Alcoa Corp. emerged as the next leading contributor, residing in the materials sector. The vertically integrated aluminum producer benefited from strong demand tied to electrification, decarbonization, and data center growth. Geopolitical tensions in the Middle East dramatically tightened aluminum supply, shifting markets from surplus to deficit as the Strait of Hormuz blockade curtailed Persian Gulf smelting capacity. Higher US tariffs on aluminum imports provided additional support for domestic producers, while Alcoa's strategic advantage – operating approximately 86% of its smelting portfolio on renewable energy sources, primarily hydropower – positioned the company favorably as markets increasingly valued lower-carbon production.
Top detractors from performance:
Weyerhaeuser Co. was a significant detractor as lumber and wood product equities were challenged throughout the fiscal period. Excess capacity weighed on pricing, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Despite wood products' favorable sustainability profile, near-term cyclical headwinds dominated. Investors found little catalyst for recovery as housing affordability challenges persisted and industry capacity remained elevated, pressuring margins across the sector.
Occidental Petroleum Corp. was the second-largest detractor. Despite leadership in carbon capture, utilization, and storage and pioneering direct air capture, near-term stock performance faced pressure from complex sector dynamics. While Occidental's carbon management platform and net-zero emissions goals represent critical climate solutions infrastructure, investors remained cautious on commercialization timelines and carbon credit market development. We exited our position in the stock.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Climate Solutions Fund (Class R6) – including sales charge	44.59%	17.04%	2.85%
Nomura Climate Solutions Fund (Class R6) – excluding sales charge	44.59%	17.04%	2.85%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
MSCI ACWI Investable Market Index (net)	20.64%	9.03%	11.10%
MSCI ACWI Investable Market Index (gross)	21.16%	9.53%	11.64%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021; subsequently, effective July 29, 2022, the Fund repositioned into a climate solutions fund.
Fund statistics (as of March 31, 2026)
Fund net assets	$111,890,221
Total number of portfolio holdings*	31
Total advisory fees paid (during reporting period)	$479,741
Portfolio turnover rate	29%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Utilities	31.35%
Materials	20.12%
Industrials	16.37%
Energy	14.47%
Consumer Staples	7.24%
Information Technology	4.81%
Real Estate	2.89%
Consumer Discretionary	2.49%

Top 10 equity holdings
Darling Ingredients	4.09%
Neste	4.04%
Valero Energy	3.79%
Ameren	3.79%
EDP Renovaveis	3.64%
Contemporary Amperex Technology Class H	3.64%
CMS Energy	3.63%
NiSource	3.56%
Xcel Energy	3.55%
NextEra Energy	3.52%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Climate Solutions Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
During the fiscal year, the Fund removed energy sector risk and added utilities sector risk as principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IENRX-0526

Nomura Climate Solutions Fund
(formerly, Macquarie Climate Solutions Fund)
Class Y : IEYYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Climate Solutions Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$151	1.24%
Management's discussion of Fund performance
Performance highlights
Nomura Climate Solutions Fund (Class Y) returned 43.97% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the MSCI ACWI (All Country World Index) Index (net) and MSCI ACWI Index (gross), the Fund's broad-based securities market index, returned 20.01% and 20.52%, respectively, while the MSCI ACWI Investable Market Index (net) and MSCI ACWI Investable Market Index (gross), the Fund's narrowly based securities market index, returned 20.64% and 21.16%, respectively.
Top contributors to performance:
Renewable fuel equities were the top contributors, with Darling Ingredients Inc. and Neste Oyj delivering outstanding performance driven by favorable macroeconomic conditions. As the Iran war created unprecedented disruptions in global oil markets, investors increasingly embraced lower-carbon fuel alternatives offering both emissions reduction and energy security benefits. Darling, through its Diamond Green Diesel joint venture, transforms waste streams into high-value renewable fuels. The company reported revenue growth to $1.7 billion in the fourth quarter, up from $1.4 billion year over year. Neste, Europe's leading renewable fuels producer, similarly benefited from acute conventional fuel supply constraints and supportive biofuel policy developments.
Alcoa Corp. emerged as the next leading contributor, residing in the materials sector. The vertically integrated aluminum producer benefited from strong demand tied to electrification, decarbonization, and data center growth. Geopolitical tensions in the Middle East dramatically tightened aluminum supply, shifting markets from surplus to deficit as the Strait of Hormuz blockade curtailed Persian Gulf smelting capacity. Higher US tariffs on aluminum imports provided additional support for domestic producers, while Alcoa's strategic advantage – operating approximately 86% of its smelting portfolio on renewable energy sources, primarily hydropower – positioned the company favorably as markets increasingly valued lower-carbon production.
Top detractors from performance:
Weyerhaeuser Co. was a significant detractor as lumber and wood product equities were challenged throughout the fiscal period. Excess capacity weighed on pricing, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Despite wood products' favorable sustainability profile, near-term cyclical headwinds dominated. Investors found little catalyst for recovery as housing affordability challenges persisted and industry capacity remained elevated, pressuring margins across the sector.
Occidental Petroleum Corp. was the second-largest detractor. Despite leadership in carbon capture, utilization, and storage and pioneering direct air capture, near-term stock performance faced pressure from complex sector dynamics. While Occidental's carbon management platform and net-zero emissions goals represent critical climate solutions infrastructure, investors remained cautious on commercialization timelines and carbon credit market development. We exited our position in the stock.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Climate Solutions Fund (Class Y) – including sales charge	43.97%	16.61%	2.45%
Nomura Climate Solutions Fund (Class Y) – excluding sales charge	43.97%	16.61%	2.45%
MSCI ACWI Index (net)	20.01%	9.49%	11.33%
MSCI ACWI Index (gross)	20.52%	9.99%	11.88%
MSCI ACWI Investable Market Index (net)	20.64%	9.03%	11.10%
MSCI ACWI Investable Market Index (gross)	21.16%	9.53%	11.64%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021; subsequently, effective July 29, 2022, the Fund repositioned into a climate solutions fund.
Fund statistics (as of March 31, 2026)
Fund net assets	$111,890,221
Total number of portfolio holdings*	31
Total advisory fees paid (during reporting period)	$479,741
Portfolio turnover rate	29%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Utilities	31.35%
Materials	20.12%
Industrials	16.37%
Energy	14.47%
Consumer Staples	7.24%
Information Technology	4.81%
Real Estate	2.89%
Consumer Discretionary	2.49%

Top 10 equity holdings
Darling Ingredients	4.09%
Neste	4.04%
Valero Energy	3.79%
Ameren	3.79%
EDP Renovaveis	3.64%
Contemporary Amperex Technology Class H	3.64%
CMS Energy	3.63%
NiSource	3.56%
Xcel Energy	3.55%
NextEra Energy	3.52%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Climate Solutions Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
During the fiscal year, the Fund removed energy sector risk and added utilities sector risk as principal investment risks.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IEYYX-0526

Nomura Natural Resources Fund
(formerly, Macquarie Natural Resources Fund)
Class A : IGNAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Natural Resources Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$168	1.28%
Management's discussion of Fund performance
Performance highlights
Nomura Natural Resources Fund (Class A) returned 62.13% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P Global Natural Resources Index, the Fund's narrowly based securities market index, returned 44.22%.
Top contributors to performance:
Copper mining equities were the leading contributor to performance over the reporting period. A series of acute supply disruptions removed hundreds of thousands of tons of production from the market, tightening an already-constrained supply picture. Against this backdrop, investors increasingly recognized copper's critical and irreplaceable role in the data center build-out, the onshoring of manufacturing, and the broader electrification of the economy.
Gold equities were the second-largest contributor. Gold delivered one of its strongest annual performances in decades, rising more than 50% through 2025 and surging to an all-time high of approximately $5,595 per ounce in late January 2026. The rally was underpinned by record central bank purchases alongside US Federal Reserve rate cuts, a weakening dollar, and persistent geopolitical uncertainty driving safe-haven demand.
Top detractors from performance:
Lumber and wood product equities were a significant detractor. Excess capacity weighed on pricing throughout the period, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Equities in the sector remained under pressure as investors found little near-term catalyst for recovery.
Paper and containerboard equities also detracted meaningfully. Demand remained soft throughout the period, pressured by a combination of structural overcapacity and tepid end-market activity as economic conditions weakened. Investors grew increasingly concerned that a meaningful volume or pricing recovery was unlikely in the near term, and the sector was re-rated lower accordingly.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Natural Resources Fund (Class A) – including sales charge	52.79%	15.76%	7.73%
Nomura Natural Resources Fund (Class A) – excluding sales charge	62.13%	17.15%	8.37%
S&P 500 Index	17.80%	12.06%	14.16%
S&P Global Natural Resources Index	44.22%	12.16%	11.40%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$250,986,413
Total number of portfolio holdings*	42
Total advisory fees paid (during reporting period)	$1,218,151
Portfolio turnover rate	65%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Oil & Gas Exploration & Production	22.12%
Gold	11.64%
Diversified Metals & Mining	10.42%
Fertilizers & Agricultural Chemicals	8.28%
Integrated Oil & Gas	7.96%
Coal & Consumable Fuels	5.49%
Paper Packaging	4.44%
Steel	4.03%
Forest Products	3.40%
Construction Materials	3.31%

Top 10 equity holdings
Steel Dynamics	4.03%
Nutrien	3.92%
Diamondback Energy	3.90%
BP ADR	3.75%
Newmont	3.67%
Core Natural Resources	3.37%
ConocoPhillips	3.28%
Glencore	3.20%
Shell	2.97%
Canadian Natural Resources	2.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Natural Resources Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class A shares of 0.95% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class A from 1.39% to 1.28%.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IGNAX-0526

Nomura Natural Resources Fund
(formerly, Macquarie Natural Resources Fund)
Class C : IGNCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Natural Resources Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$265	2.03%
Management's discussion of Fund performance
Performance highlights
Nomura Natural Resources Fund (Class C) returned 60.82% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P Global Natural Resources Index, the Fund's narrowly based securities market index, returned 44.22%.
Top contributors to performance:
Copper mining equities were the leading contributor to performance over the reporting period. A series of acute supply disruptions removed hundreds of thousands of tons of production from the market, tightening an already-constrained supply picture. Against this backdrop, investors increasingly recognized copper's critical and irreplaceable role in the data center build-out, the onshoring of manufacturing, and the broader electrification of the economy.
Gold equities were the second-largest contributor. Gold delivered one of its strongest annual performances in decades, rising more than 50% through 2025 and surging to an all-time high of approximately $5,595 per ounce in late January 2026. The rally was underpinned by record central bank purchases alongside US Federal Reserve rate cuts, a weakening dollar, and persistent geopolitical uncertainty driving safe-haven demand.
Top detractors from performance:
Lumber and wood product equities were a significant detractor. Excess capacity weighed on pricing throughout the period, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Equities in the sector remained under pressure as investors found little near-term catalyst for recovery.
Paper and containerboard equities also detracted meaningfully. Demand remained soft throughout the period, pressured by a combination of structural overcapacity and tepid end-market activity as economic conditions weakened. Investors grew increasingly concerned that a meaningful volume or pricing recovery was unlikely in the near term, and the sector was re-rated lower accordingly.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Natural Resources Fund (Class C) – including sales charge	59.82%	16.27%	7.80%
Nomura Natural Resources Fund (Class C) – excluding sales charge	60.82%	16.27%	7.80%
S&P 500 Index	17.80%	12.06%	14.16%
S&P Global Natural Resources Index	44.22%	12.16%	11.40%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$250,986,413
Total number of portfolio holdings*	42
Total advisory fees paid (during reporting period)	$1,218,151
Portfolio turnover rate	65%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Oil & Gas Exploration & Production	22.12%
Gold	11.64%
Diversified Metals & Mining	10.42%
Fertilizers & Agricultural Chemicals	8.28%
Integrated Oil & Gas	7.96%
Coal & Consumable Fuels	5.49%
Paper Packaging	4.44%
Steel	4.03%
Forest Products	3.40%
Construction Materials	3.31%

Top 10 equity holdings
Steel Dynamics	4.03%
Nutrien	3.92%
Diamondback Energy	3.90%
BP ADR	3.75%
Newmont	3.67%
Core Natural Resources	3.37%
ConocoPhillips	3.28%
Glencore	3.20%
Shell	2.97%
Canadian Natural Resources	2.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Natural Resources Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class C shares of 0.95% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class C from 2.14% to 2.03%.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IGNCX-0526

Nomura Natural Resources Fund
(formerly, Macquarie Natural Resources Fund)
Class R : IGNRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Natural Resources Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$200	1.53%
Management's discussion of Fund performance
Performance highlights
Nomura Natural Resources Fund (Class R) returned 61.67% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P Global Natural Resources Index, the Fund's narrowly based securities market index, returned 44.22%.
Top contributors to performance:
Copper mining equities were the leading contributor to performance over the reporting period. A series of acute supply disruptions removed hundreds of thousands of tons of production from the market, tightening an already-constrained supply picture. Against this backdrop, investors increasingly recognized copper's critical and irreplaceable role in the data center build-out, the onshoring of manufacturing, and the broader electrification of the economy.
Gold equities were the second-largest contributor. Gold delivered one of its strongest annual performances in decades, rising more than 50% through 2025 and surging to an all-time high of approximately $5,595 per ounce in late January 2026. The rally was underpinned by record central bank purchases alongside US Federal Reserve rate cuts, a weakening dollar, and persistent geopolitical uncertainty driving safe-haven demand.
Top detractors from performance:
Lumber and wood product equities were a significant detractor. Excess capacity weighed on pricing throughout the period, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Equities in the sector remained under pressure as investors found little near-term catalyst for recovery.
Paper and containerboard equities also detracted meaningfully. Demand remained soft throughout the period, pressured by a combination of structural overcapacity and tepid end-market activity as economic conditions weakened. Investors grew increasingly concerned that a meaningful volume or pricing recovery was unlikely in the near term, and the sector was re-rated lower accordingly.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Natural Resources Fund (Class R) – including sales charge	61.67%	16.95%	8.27%
Nomura Natural Resources Fund (Class R) – excluding sales charge	61.67%	16.95%	8.27%
S&P 500 Index	17.80%	12.06%	14.16%
S&P Global Natural Resources Index	44.22%	12.16%	11.40%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$250,986,413
Total number of portfolio holdings*	42
Total advisory fees paid (during reporting period)	$1,218,151
Portfolio turnover rate	65%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Oil & Gas Exploration & Production	22.12%
Gold	11.64%
Diversified Metals & Mining	10.42%
Fertilizers & Agricultural Chemicals	8.28%
Integrated Oil & Gas	7.96%
Coal & Consumable Fuels	5.49%
Paper Packaging	4.44%
Steel	4.03%
Forest Products	3.40%
Construction Materials	3.31%

Top 10 equity holdings
Steel Dynamics	4.03%
Nutrien	3.92%
Diamondback Energy	3.90%
BP ADR	3.75%
Newmont	3.67%
Core Natural Resources	3.37%
ConocoPhillips	3.28%
Glencore	3.20%
Shell	2.97%
Canadian Natural Resources	2.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Natural Resources Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class R shares of 0.95% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class R from 1.64% to 1.53%.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IGNRX-0526

Nomura Natural Resources Fund
(formerly, Macquarie Natural Resources Fund)
Institutional Class : IGNIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Natural Resources Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$135	1.03%
Management's discussion of Fund performance
Performance highlights
Nomura Natural Resources Fund (Institutional Class) returned 62.53% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P Global Natural Resources Index, the Fund's narrowly based securities market index, returned 44.22%.
Top contributors to performance:
Copper mining equities were the leading contributor to performance over the reporting period. A series of acute supply disruptions removed hundreds of thousands of tons of production from the market, tightening an already-constrained supply picture. Against this backdrop, investors increasingly recognized copper's critical and irreplaceable role in the data center build-out, the onshoring of manufacturing, and the broader electrification of the economy.
Gold equities were the second-largest contributor. Gold delivered one of its strongest annual performances in decades, rising more than 50% through 2025 and surging to an all-time high of approximately $5,595 per ounce in late January 2026. The rally was underpinned by record central bank purchases alongside US Federal Reserve rate cuts, a weakening dollar, and persistent geopolitical uncertainty driving safe-haven demand.
Top detractors from performance:
Lumber and wood product equities were a significant detractor. Excess capacity weighed on pricing throughout the period, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Equities in the sector remained under pressure as investors found little near-term catalyst for recovery.
Paper and containerboard equities also detracted meaningfully. Demand remained soft throughout the period, pressured by a combination of structural overcapacity and tepid end-market activity as economic conditions weakened. Investors grew increasingly concerned that a meaningful volume or pricing recovery was unlikely in the near term, and the sector was re-rated lower accordingly.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Natural Resources Fund (Institutional Class) – including sales charge	62.53%	17.54%	8.86%
Nomura Natural Resources Fund (Institutional Class) – excluding sales charge	62.53%	17.54%	8.86%
S&P 500 Index	17.80%	12.06%	14.16%
S&P Global Natural Resources Index	44.22%	12.16%	11.40%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$250,986,413
Total number of portfolio holdings*	42
Total advisory fees paid (during reporting period)	$1,218,151
Portfolio turnover rate	65%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Oil & Gas Exploration & Production	22.12%
Gold	11.64%
Diversified Metals & Mining	10.42%
Fertilizers & Agricultural Chemicals	8.28%
Integrated Oil & Gas	7.96%
Coal & Consumable Fuels	5.49%
Paper Packaging	4.44%
Steel	4.03%
Forest Products	3.40%
Construction Materials	3.31%

Top 10 equity holdings
Steel Dynamics	4.03%
Nutrien	3.92%
Diamondback Energy	3.90%
BP ADR	3.75%
Newmont	3.67%
Core Natural Resources	3.37%
ConocoPhillips	3.28%
Glencore	3.20%
Shell	2.97%
Canadian Natural Resources	2.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Natural Resources Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Institutional Class shares of 0.95% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Institutional Class from 1.14% to 1.03%.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IGNIX-0526

Nomura Natural Resources Fund
(formerly, Macquarie Natural Resources Fund)
Class R6 : INRSX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Natural Resources Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$113	0.86%
Management's discussion of Fund performance
Performance highlights
Nomura Natural Resources Fund (Class R6) returned 62.86% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P Global Natural Resources Index, the Fund's narrowly based securities market index, returned 44.22%.
Top contributors to performance:
Copper mining equities were the leading contributor to performance over the reporting period. A series of acute supply disruptions removed hundreds of thousands of tons of production from the market, tightening an already-constrained supply picture. Against this backdrop, investors increasingly recognized copper's critical and irreplaceable role in the data center build-out, the onshoring of manufacturing, and the broader electrification of the economy.
Gold equities were the second-largest contributor. Gold delivered one of its strongest annual performances in decades, rising more than 50% through 2025 and surging to an all-time high of approximately $5,595 per ounce in late January 2026. The rally was underpinned by record central bank purchases alongside US Federal Reserve rate cuts, a weakening dollar, and persistent geopolitical uncertainty driving safe-haven demand.
Top detractors from performance:
Lumber and wood product equities were a significant detractor. Excess capacity weighed on pricing throughout the period, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Equities in the sector remained under pressure as investors found little near-term catalyst for recovery.
Paper and containerboard equities also detracted meaningfully. Demand remained soft throughout the period, pressured by a combination of structural overcapacity and tepid end-market activity as economic conditions weakened. Investors grew increasingly concerned that a meaningful volume or pricing recovery was unlikely in the near term, and the sector was re-rated lower accordingly.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Natural Resources Fund (Class R6) – including sales charge	62.86%*	17.70%*	9.02%
Nomura Natural Resources Fund (Class R6) – excluding sales charge	62.86%*	17.70%*	9.02%
S&P 500 Index	17.80%	12.06%	14.16%
S&P Global Natural Resources Index	44.22%	12.16%	11.40%
* The total return has been adjusted to reflect performance in conformity with US GAAP principles and may differ from the total return in other performance information.
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$250,986,413
Total number of portfolio holdings*	42
Total advisory fees paid (during reporting period)	$1,218,151
Portfolio turnover rate	65%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Oil & Gas Exploration & Production	22.12%
Gold	11.64%
Diversified Metals & Mining	10.42%
Fertilizers & Agricultural Chemicals	8.28%
Integrated Oil & Gas	7.96%
Coal & Consumable Fuels	5.49%
Paper Packaging	4.44%
Steel	4.03%
Forest Products	3.40%
Construction Materials	3.31%

Top 10 equity holdings
Steel Dynamics	4.03%
Nutrien	3.92%
Diamondback Energy	3.90%
BP ADR	3.75%
Newmont	3.67%
Core Natural Resources	3.37%
ConocoPhillips	3.28%
Glencore	3.20%
Shell	2.97%
Canadian Natural Resources	2.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Natural Resources Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class R6 shares of 0.78% (excluding certain items), which resulted in a decrease in the net annual operating expenses for Class R6 from 0.98% to 0.86%.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-INRSX-0526

Nomura Natural Resources Fund
(formerly, Macquarie Natural Resources Fund)
Class Y : IGNYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Natural Resources Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$168	1.28%
Management's discussion of Fund performance
Performance highlights
Nomura Natural Resources Fund (Class Y) returned 62.14% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P Global Natural Resources Index, the Fund's narrowly based securities market index, returned 44.22%.
Top contributors to performance:
Copper mining equities were the leading contributor to performance over the reporting period. A series of acute supply disruptions removed hundreds of thousands of tons of production from the market, tightening an already-constrained supply picture. Against this backdrop, investors increasingly recognized copper's critical and irreplaceable role in the data center build-out, the onshoring of manufacturing, and the broader electrification of the economy.
Gold equities were the second-largest contributor. Gold delivered one of its strongest annual performances in decades, rising more than 50% through 2025 and surging to an all-time high of approximately $5,595 per ounce in late January 2026. The rally was underpinned by record central bank purchases alongside US Federal Reserve rate cuts, a weakening dollar, and persistent geopolitical uncertainty driving safe-haven demand.
Top detractors from performance:
Lumber and wood product equities were a significant detractor. Excess capacity weighed on pricing throughout the period, while the tariff dispute between Canada and the US disrupted trade flows and added cost uncertainty. Elevated interest rates continued to suppress new housing construction. Equities in the sector remained under pressure as investors found little near-term catalyst for recovery.
Paper and containerboard equities also detracted meaningfully. Demand remained soft throughout the period, pressured by a combination of structural overcapacity and tepid end-market activity as economic conditions weakened. Investors grew increasingly concerned that a meaningful volume or pricing recovery was unlikely in the near term, and the sector was re-rated lower accordingly.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Natural Resources Fund (Class Y) – including sales charge	62.14%	17.27%	8.61%
Nomura Natural Resources Fund (Class Y) – excluding sales charge	62.14%	17.27%	8.61%
S&P 500 Index	17.80%	12.06%	14.16%
S&P Global Natural Resources Index	44.22%	12.16%	11.40%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of November 15, 2021.
Fund statistics (as of March 31, 2026)
Fund net assets	$250,986,413
Total number of portfolio holdings*	42
Total advisory fees paid (during reporting period)	$1,218,151
Portfolio turnover rate	65%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Oil & Gas Exploration & Production	22.12%
Gold	11.64%
Diversified Metals & Mining	10.42%
Fertilizers & Agricultural Chemicals	8.28%
Integrated Oil & Gas	7.96%
Coal & Consumable Fuels	5.49%
Paper Packaging	4.44%
Steel	4.03%
Forest Products	3.40%
Construction Materials	3.31%

Top 10 equity holdings
Steel Dynamics	4.03%
Nutrien	3.92%
Diamondback Energy	3.90%
BP ADR	3.75%
Newmont	3.67%
Core Natural Resources	3.37%
ConocoPhillips	3.28%
Glencore	3.20%
Shell	2.97%
Canadian Natural Resources	2.94%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Natural Resources Fund.
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class Y shares of 0.95% (excluding certain items, such as distribution and service (12b-1) fees), which resulted in a decrease in the net annual operating expenses for Class Y from 1.39% to 1.28%.
Effective October 1, 2025, Van Eck Associates Corporation began serving as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IGNYX-0526

Nomura Real Estate Securities Fund
(formerly, Macquarie Real Estate Securities Fund)
Class A : IRSAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Real Estate Securities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$126	1.20%
Management's discussion of Fund performance
Performance highlights
Nomura Real Estate Securities Fund (Class A) returned 9.70% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the FTSE Nareit Equity REITs Index, the Fund's narrowly based securities market index (benchmark), returned 6.84%.
Top contributors to performance:
Strong stock selection and sector allocation within health care, focusing on senior housing investments, contributed to the Fund's performance. The Fund increased both positioning and conviction in senior housing throughout the fiscal period and increased its investments.
The Fund’s performance also benefited from strong stock selection in asset managers and data centers. The Fund benefited from not holding investments in life science and cold storage, both sectors that struggled materially throughout the reporting period.
Top detractors from performance:
Poor stock selection and sector allocation within industrial was the primary detractor for the Fund, with Prologis Inc. representing the largest single stock detraction.
Poor stock selection and sector allocation within strips was also a detractor. Allocating to off-benchmark tower investments also proved negative as we underestimated heightened tenancy risks in both investments.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Real Estate Securities Fund (Class A) – including sales charge	3.39%	3.95%	4.62%
Nomura Real Estate Securities Fund (Class A) – excluding sales charge	9.70%	5.19%	5.24%
S&P 500 Index	17.80%	12.06%	14.16%
FTSE Nareit Equity REITs Index	6.84%	5.82%	5.57%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of July 31, 2022.
Fund statistics (as of March 31, 2026)
Fund net assets	$83,617,731
Total number of portfolio holdings*	30
Total advisory fees paid (during reporting period)	$338,529
Portfolio turnover rate	37%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
REIT Healthcare	22.18%
REIT Retail	16.60%
REIT Industrial	14.40%
REIT Data Center	12.98%
REIT Specialty	8.39%
REIT Multifamily	5.82%
REIT Self-Storage	5.42%
REIT Hotel	3.25%
REIT Single Family	2.79%
REIT Telecom Tower	1.81%

Top 10 equity holdings
Equinix	12.97%
Welltower	11.97%
Prologis	4.67%
Ventas	4.64%
Simon Property Group	4.58%
Iron Mountain	4.50%
Public Storage	4.11%
American Healthcare REIT	4.06%
First Industrial Realty Trust	4.05%
VICI Properties	3.89%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Real Estate Securities Fund.
Effective December 1, 2025, Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IRSAX-0526

Nomura Real Estate Securities Fund
(formerly, Macquarie Real Estate Securities Fund)
Class C : IRSCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Real Estate Securities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$204	1.95%
Management's discussion of Fund performance
Performance highlights
Nomura Real Estate Securities Fund (Class C) returned 8.86% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the FTSE Nareit Equity REITs Index, the Fund's narrowly based securities market index (benchmark), returned 6.84%.
Top contributors to performance:
Strong stock selection and sector allocation within health care, focusing on senior housing investments, contributed to the Fund's performance. The Fund increased both positioning and conviction in senior housing throughout the fiscal period and increased its investments.
The Fund’s performance also benefited from strong stock selection in asset managers and data centers. The Fund benefited from not holding investments in life science and cold storage, both sectors that struggled materially throughout the reporting period.
Top detractors from performance:
Poor stock selection and sector allocation within industrial was the primary detractor for the Fund, with Prologis Inc. representing the largest single stock detraction.
Poor stock selection and sector allocation within strips was also a detractor. Allocating to off-benchmark tower investments also proved negative as we underestimated heightened tenancy risks in both investments.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Real Estate Securities Fund (Class C) – including sales charge	7.99%	4.33%	4.56%
Nomura Real Estate Securities Fund (Class C) – excluding sales charge	8.86%	4.33%	4.56%
S&P 500 Index	17.80%	12.06%	14.16%
FTSE Nareit Equity REITs Index	6.84%	5.82%	5.57%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of July 31, 2022.
Fund statistics (as of March 31, 2026)
Fund net assets	$83,617,731
Total number of portfolio holdings*	30
Total advisory fees paid (during reporting period)	$338,529
Portfolio turnover rate	37%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
REIT Healthcare	22.18%
REIT Retail	16.60%
REIT Industrial	14.40%
REIT Data Center	12.98%
REIT Specialty	8.39%
REIT Multifamily	5.82%
REIT Self-Storage	5.42%
REIT Hotel	3.25%
REIT Single Family	2.79%
REIT Telecom Tower	1.81%

Top 10 equity holdings
Equinix	12.97%
Welltower	11.97%
Prologis	4.67%
Ventas	4.64%
Simon Property Group	4.58%
Iron Mountain	4.50%
Public Storage	4.11%
American Healthcare REIT	4.06%
First Industrial Realty Trust	4.05%
VICI Properties	3.89%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Real Estate Securities Fund.
Effective December 1, 2025, Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IRSCX-0526

Nomura Real Estate Securities Fund
(formerly, Macquarie Real Estate Securities Fund)
Class R : IRSRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Real Estate Securities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$152	1.45%
Management's discussion of Fund performance
Performance highlights
Nomura Real Estate Securities Fund (Class R) returned 9.38% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the FTSE Nareit Equity REITs Index, the Fund's narrowly based securities market index (benchmark), returned 6.84%.
Top contributors to performance:
Strong stock selection and sector allocation within health care, focusing on senior housing investments, contributed to the Fund's performance. The Fund increased both positioning and conviction in senior housing throughout the fiscal period and increased its investments.
The Fund’s performance also benefited from strong stock selection in asset managers and data centers. The Fund benefited from not holding investments in life science and cold storage, both sectors that struggled materially throughout the reporting period.
Top detractors from performance:
Poor stock selection and sector allocation within industrial was the primary detractor for the Fund, with Prologis Inc. representing the largest single stock detraction.
Poor stock selection and sector allocation within strips was also a detractor. Allocating to off-benchmark tower investments also proved negative as we underestimated heightened tenancy risks in both investments.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Real Estate Securities Fund (Class R) – including sales charge	9.38%	4.92%	4.99%
Nomura Real Estate Securities Fund (Class R) – excluding sales charge	9.38%	4.92%	4.99%
S&P 500 Index	17.80%	12.06%	14.16%
FTSE Nareit Equity REITs Index	6.84%	5.82%	5.57%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of July 31, 2022.
Fund statistics (as of March 31, 2026)
Fund net assets	$83,617,731
Total number of portfolio holdings*	30
Total advisory fees paid (during reporting period)	$338,529
Portfolio turnover rate	37%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
REIT Healthcare	22.18%
REIT Retail	16.60%
REIT Industrial	14.40%
REIT Data Center	12.98%
REIT Specialty	8.39%
REIT Multifamily	5.82%
REIT Self-Storage	5.42%
REIT Hotel	3.25%
REIT Single Family	2.79%
REIT Telecom Tower	1.81%

Top 10 equity holdings
Equinix	12.97%
Welltower	11.97%
Prologis	4.67%
Ventas	4.64%
Simon Property Group	4.58%
Iron Mountain	4.50%
Public Storage	4.11%
American Healthcare REIT	4.06%
First Industrial Realty Trust	4.05%
VICI Properties	3.89%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Real Estate Securities Fund.
Effective December 1, 2025, Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IRSRX-0526

Nomura Real Estate Securities Fund
(formerly, Macquarie Real Estate Securities Fund)
Institutional Class : IREIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Real Estate Securities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$100	0.95%
Management's discussion of Fund performance
Performance highlights
Nomura Real Estate Securities Fund (Institutional Class) returned 9.90% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the FTSE Nareit Equity REITs Index, the Fund's narrowly based securities market index (benchmark), returned 6.84%.
Top contributors to performance:
Strong stock selection and sector allocation within health care, focusing on senior housing investments, contributed to the Fund's performance. The Fund increased both positioning and conviction in senior housing throughout the fiscal period and increased its investments.
The Fund’s performance also benefited from strong stock selection in asset managers and data centers. The Fund benefited from not holding investments in life science and cold storage, both sectors that struggled materially throughout the reporting period.
Top detractors from performance:
Poor stock selection and sector allocation within industrial was the primary detractor for the Fund, with Prologis Inc. representing the largest single stock detraction.
Poor stock selection and sector allocation within strips was also a detractor. Allocating to off-benchmark tower investments also proved negative as we underestimated heightened tenancy risks in both investments.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Real Estate Securities Fund (Institutional Class) – including sales charge	9.90%	5.47%	5.57%
Nomura Real Estate Securities Fund (Institutional Class) – excluding sales charge	9.90%	5.47%	5.57%
S&P 500 Index	17.80%	12.06%	14.16%
FTSE Nareit Equity REITs Index	6.84%	5.82%	5.57%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of July 31, 2022.
Fund statistics (as of March 31, 2026)
Fund net assets	$83,617,731
Total number of portfolio holdings*	30
Total advisory fees paid (during reporting period)	$338,529
Portfolio turnover rate	37%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
REIT Healthcare	22.18%
REIT Retail	16.60%
REIT Industrial	14.40%
REIT Data Center	12.98%
REIT Specialty	8.39%
REIT Multifamily	5.82%
REIT Self-Storage	5.42%
REIT Hotel	3.25%
REIT Single Family	2.79%
REIT Telecom Tower	1.81%

Top 10 equity holdings
Equinix	12.97%
Welltower	11.97%
Prologis	4.67%
Ventas	4.64%
Simon Property Group	4.58%
Iron Mountain	4.50%
Public Storage	4.11%
American Healthcare REIT	4.06%
First Industrial Realty Trust	4.05%
VICI Properties	3.89%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Real Estate Securities Fund.
Effective December 1, 2025, Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IREIX-0526

Nomura Real Estate Securities Fund
(formerly, Macquarie Real Estate Securities Fund)
Class R6 : IRSEX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Real Estate Securities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$84	0.80%
Management's discussion of Fund performance
Performance highlights
Nomura Real Estate Securities Fund (Class R6) returned 10.11% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the FTSE Nareit Equity REITs Index, the Fund's narrowly based securities market index (benchmark), returned 6.84%.
Top contributors to performance:
Strong stock selection and sector allocation within health care, focusing on senior housing investments, contributed to the Fund's performance. The Fund increased both positioning and conviction in senior housing throughout the fiscal period and increased its investments.
The Fund’s performance also benefited from strong stock selection in asset managers and data centers. The Fund benefited from not holding investments in life science and cold storage, both sectors that struggled materially throughout the reporting period.
Top detractors from performance:
Poor stock selection and sector allocation within industrial was the primary detractor for the Fund, with Prologis Inc. representing the largest single stock detraction.
Poor stock selection and sector allocation within strips was also a detractor. Allocating to off-benchmark tower investments also proved negative as we underestimated heightened tenancy risks in both investments.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Real Estate Securities Fund (Class R6) – including sales charge	10.11%	5.60%	5.72%
Nomura Real Estate Securities Fund (Class R6) – excluding sales charge	10.11%	5.60%	5.72%
S&P 500 Index	17.80%	12.06%	14.16%
FTSE Nareit Equity REITs Index	6.84%	5.82%	5.57%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of July 31, 2022.
Fund statistics (as of March 31, 2026)
Fund net assets	$83,617,731
Total number of portfolio holdings*	30
Total advisory fees paid (during reporting period)	$338,529
Portfolio turnover rate	37%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
REIT Healthcare	22.18%
REIT Retail	16.60%
REIT Industrial	14.40%
REIT Data Center	12.98%
REIT Specialty	8.39%
REIT Multifamily	5.82%
REIT Self-Storage	5.42%
REIT Hotel	3.25%
REIT Single Family	2.79%
REIT Telecom Tower	1.81%

Top 10 equity holdings
Equinix	12.97%
Welltower	11.97%
Prologis	4.67%
Ventas	4.64%
Simon Property Group	4.58%
Iron Mountain	4.50%
Public Storage	4.11%
American Healthcare REIT	4.06%
First Industrial Realty Trust	4.05%
VICI Properties	3.89%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Real Estate Securities Fund.
Effective December 1, 2025, Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IRSEX-0526

Nomura Real Estate Securities Fund
(formerly, Macquarie Real Estate Securities Fund)
Class Y : IRSYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Real Estate Securities Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$126	1.20%
Management's discussion of Fund performance
Performance highlights
Nomura Real Estate Securities Fund (Class Y) returned 9.69% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the FTSE Nareit Equity REITs Index, the Fund's narrowly based securities market index (benchmark), returned 6.84%.
Top contributors to performance:
Strong stock selection and sector allocation within health care, focusing on senior housing investments, contributed to the Fund's performance. The Fund increased both positioning and conviction in senior housing throughout the fiscal period and increased its investments.
The Fund’s performance also benefited from strong stock selection in asset managers and data centers. The Fund benefited from not holding investments in life science and cold storage, both sectors that struggled materially throughout the reporting period.
Top detractors from performance:
Poor stock selection and sector allocation within industrial was the primary detractor for the Fund, with Prologis Inc. representing the largest single stock detraction.
Poor stock selection and sector allocation within strips was also a detractor. Allocating to off-benchmark tower investments also proved negative as we underestimated heightened tenancy risks in both investments.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Real Estate Securities Fund (Class Y) – including sales charge	9.69%	5.21%	5.33%
Nomura Real Estate Securities Fund (Class Y) – excluding sales charge	9.69%	5.21%	5.33%
S&P 500 Index	17.80%	12.06%	14.16%
FTSE Nareit Equity REITs Index	6.84%	5.82%	5.57%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions. The Fund changed its investment strategy as of July 31, 2022.
Fund statistics (as of March 31, 2026)
Fund net assets	$83,617,731
Total number of portfolio holdings*	30
Total advisory fees paid (during reporting period)	$338,529
Portfolio turnover rate	37%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
REIT Healthcare	22.18%
REIT Retail	16.60%
REIT Industrial	14.40%
REIT Data Center	12.98%
REIT Specialty	8.39%
REIT Multifamily	5.82%
REIT Self-Storage	5.42%
REIT Hotel	3.25%
REIT Single Family	2.79%
REIT Telecom Tower	1.81%

Top 10 equity holdings
Equinix	12.97%
Welltower	11.97%
Prologis	4.67%
Ventas	4.64%
Simon Property Group	4.58%
Iron Mountain	4.50%
Public Storage	4.11%
American Healthcare REIT	4.06%
First Industrial Realty Trust	4.05%
VICI Properties	3.89%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Real Estate Securities Fund.
Effective December 1, 2025, Macquarie Investment Management Europe Limited and Macquarie Investment Management Global Limited no longer serve as sub-advisors to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-IRSYX-0526

Nomura Science and Technology Fund
(formerly, Macquarie Science and Technology Fund)
Class A : WSTAX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Science and Technology Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class A	$143	1.17%
Management's discussion of Fund performance
Performance highlights
Nomura Science and Technology Fund (Class A) returned 44.46% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P North American Technology Sector Index, the Fund's narrowly based securities market index (benchmark), returned 32.27%.
Top contributors to performance:
At the sector level, stock selection within information technology, notably within hardware and equipment and semiconductors and semiconductor equipment, contributed to performance.
An underweight to software and services added the most value relative to the benchmark.
At the stock level, investments in Seagate Technology Holdings PLC and Western Digital Corp., data center storage providers, added value relative to the benchmark given the surge in data storage demand from artificial intelligence (AI) workloads and hyperscale cloud data centers.
Top detractors from performance:
At the sector level, select tech-adjacent companies in communication services and consumer discretionary detracted from performance.
At the stock level, an underweight to Alphabet Inc. relative to the benchmark detracted value as shares rallied strongly. The rebound was fueled by renewed investor enthusiasm around Alphabet’s AI product momentum including Gemini 3 and overall AI capabilities being embedded into core products and services. Conversely, delivery platform company DoorDash Inc. underperformed amid concerns about growth and margin pressure, also detracting from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period and the deduction of the maximum applicable sales charge for Class A shares.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Science and Technology Fund (Class A) – including sales charge	36.14%	11.58%	17.62%
Nomura Science and Technology Fund (Class A) – excluding sales charge	44.46%	12.91%	18.32%
S&P 500 Index	17.80%	12.06%	14.16%
S&P North American Technology Sector Index	32.27%	15.21%	21.42%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$6,194,398,087
Total number of portfolio holdings*	34
Total advisory fees paid (during reporting period)	$49,962,874
Portfolio turnover rate	58%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	64.86%
Communication Services	13.67%
Consumer Discretionary	10.29%
Industrials	5.32%
Healthcare	4.78%

Top 10 equity holdings
NVIDIA	8.08%
Seagate Technology Holdings	7.30%
Taiwan Semiconductor Manufacturing ADR	5.99%
Lam Research	5.10%
Meta Platforms Class A	4.52%
Amazon.com	4.25%
Broadcom	4.14%
Microsoft	4.03%
Advanced Micro Devices	3.89%
Texas Instruments	3.56%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Science and Technology Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class A shares of 0.92% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-WSTAX-0526

Nomura Science and Technology Fund
(formerly, Macquarie Science and Technology Fund)
Class C : WSTCX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Science and Technology Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class C	$234	1.92%
Management's discussion of Fund performance
Performance highlights
Nomura Science and Technology Fund (Class C) returned 43.39% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P North American Technology Sector Index, the Fund's narrowly based securities market index (benchmark), returned 32.27%.
Top contributors to performance:
At the sector level, stock selection within information technology, notably within hardware and equipment and semiconductors and semiconductor equipment, contributed to performance.
An underweight to software and services added the most value relative to the benchmark.
At the stock level, investments in Seagate Technology Holdings PLC and Western Digital Corp., data center storage providers, added value relative to the benchmark given the surge in data storage demand from artificial intelligence (AI) workloads and hyperscale cloud data centers.
Top detractors from performance:
At the sector level, select tech-adjacent companies in communication services and consumer discretionary detracted from performance.
At the stock level, an underweight to Alphabet Inc. relative to the benchmark detracted value as shares rallied strongly. The rebound was fueled by renewed investor enthusiasm around Alphabet’s AI product momentum including Gemini 3 and overall AI capabilities being embedded into core products and services. Conversely, delivery platform company DoorDash Inc. underperformed amid concerns about growth and margin pressure, also detracting from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Science and Technology Fund (Class C) – including sales charge	42.39%	12.01%	17.59%
Nomura Science and Technology Fund (Class C) – excluding sales charge	43.39%	12.01%	17.59%
S&P 500 Index	17.80%	12.06%	14.16%
S&P North American Technology Sector Index	32.27%	15.21%	21.42%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$6,194,398,087
Total number of portfolio holdings*	34
Total advisory fees paid (during reporting period)	$49,962,874
Portfolio turnover rate	58%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	64.86%
Communication Services	13.67%
Consumer Discretionary	10.29%
Industrials	5.32%
Healthcare	4.78%

Top 10 equity holdings
NVIDIA	8.08%
Seagate Technology Holdings	7.30%
Taiwan Semiconductor Manufacturing ADR	5.99%
Lam Research	5.10%
Meta Platforms Class A	4.52%
Amazon.com	4.25%
Broadcom	4.14%
Microsoft	4.03%
Advanced Micro Devices	3.89%
Texas Instruments	3.56%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Science and Technology Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class C shares of 0.92% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-WSTCX-0526

Nomura Science and Technology Fund
(formerly, Macquarie Science and Technology Fund)
Class R : WSTRX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Science and Technology Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R	$173	1.42%
Management's discussion of Fund performance
Performance highlights
Nomura Science and Technology Fund (Class R) returned 44.08% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P North American Technology Sector Index, the Fund's narrowly based securities market index (benchmark), returned 32.27%.
Top contributors to performance:
At the sector level, stock selection within information technology, notably within hardware and equipment and semiconductors and semiconductor equipment, contributed to performance.
An underweight to software and services added the most value relative to the benchmark.
At the stock level, investments in Seagate Technology Holdings PLC and Western Digital Corp., data center storage providers, added value relative to the benchmark given the surge in data storage demand from artificial intelligence (AI) workloads and hyperscale cloud data centers.
Top detractors from performance:
At the sector level, select tech-adjacent companies in communication services and consumer discretionary detracted from performance.
At the stock level, an underweight to Alphabet Inc. relative to the benchmark detracted value as shares rallied strongly. The rebound was fueled by renewed investor enthusiasm around Alphabet’s AI product momentum including Gemini 3 and overall AI capabilities being embedded into core products and services. Conversely, delivery platform company DoorDash Inc. underperformed amid concerns about growth and margin pressure, also detracting from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Science and Technology Fund (Class R) – including sales charge	44.08%	12.56%	17.93%
Nomura Science and Technology Fund (Class R) – excluding sales charge	44.08%	12.56%	17.93%
S&P 500 Index	17.80%	12.06%	14.16%
S&P North American Technology Sector Index	32.27%	15.21%	21.42%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$6,194,398,087
Total number of portfolio holdings*	34
Total advisory fees paid (during reporting period)	$49,962,874
Portfolio turnover rate	58%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	64.86%
Communication Services	13.67%
Consumer Discretionary	10.29%
Industrials	5.32%
Healthcare	4.78%

Top 10 equity holdings
NVIDIA	8.08%
Seagate Technology Holdings	7.30%
Taiwan Semiconductor Manufacturing ADR	5.99%
Lam Research	5.10%
Meta Platforms Class A	4.52%
Amazon.com	4.25%
Broadcom	4.14%
Microsoft	4.03%
Advanced Micro Devices	3.89%
Texas Instruments	3.56%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Science and Technology Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class R shares of 0.92% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-WSTRX-0526

Nomura Science and Technology Fund
(formerly, Macquarie Science and Technology Fund)
Institutional Class : ISTIX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Science and Technology Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Institutional Class	$113	0.92%
Management's discussion of Fund performance
Performance highlights
Nomura Science and Technology Fund (Institutional Class) returned 44.83% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P North American Technology Sector Index, the Fund's narrowly based securities market index (benchmark), returned 32.27%.
Top contributors to performance:
At the sector level, stock selection within information technology, notably within hardware and equipment and semiconductors and semiconductor equipment, contributed to performance.
An underweight to software and services added the most value relative to the benchmark.
At the stock level, investments in Seagate Technology Holdings PLC and Western Digital Corp., data center storage providers, added value relative to the benchmark given the surge in data storage demand from artificial intelligence (AI) workloads and hyperscale cloud data centers.
Top detractors from performance:
At the sector level, select tech-adjacent companies in communication services and consumer discretionary detracted from performance.
At the stock level, an underweight to Alphabet Inc. relative to the benchmark detracted value as shares rallied strongly. The rebound was fueled by renewed investor enthusiasm around Alphabet’s AI product momentum including Gemini 3 and overall AI capabilities being embedded into core products and services. Conversely, delivery platform company DoorDash Inc. underperformed amid concerns about growth and margin pressure, also detracting from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Science and Technology Fund (Institutional Class) – including sales charge	44.83%	13.17%	18.59%
Nomura Science and Technology Fund (Institutional Class) – excluding sales charge	44.83%	13.17%	18.59%
S&P 500 Index	17.80%	12.06%	14.16%
S&P North American Technology Sector Index	32.27%	15.21%	21.42%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$6,194,398,087
Total number of portfolio holdings*	34
Total advisory fees paid (during reporting period)	$49,962,874
Portfolio turnover rate	58%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	64.86%
Communication Services	13.67%
Consumer Discretionary	10.29%
Industrials	5.32%
Healthcare	4.78%

Top 10 equity holdings
NVIDIA	8.08%
Seagate Technology Holdings	7.30%
Taiwan Semiconductor Manufacturing ADR	5.99%
Lam Research	5.10%
Meta Platforms Class A	4.52%
Amazon.com	4.25%
Broadcom	4.14%
Microsoft	4.03%
Advanced Micro Devices	3.89%
Texas Instruments	3.56%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Science and Technology Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Institutional Class shares of 0.92% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-ISTIX-0526

Nomura Science and Technology Fund
(formerly, Macquarie Science and Technology Fund)
Class R6 : ISTNX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Science and Technology Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class R6	$103	0.84%
Management's discussion of Fund performance
Performance highlights
Nomura Science and Technology Fund (Class R6) returned 44.92% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P North American Technology Sector Index, the Fund's narrowly based securities market index (benchmark), returned 32.27%.
Top contributors to performance:
At the sector level, stock selection within information technology, notably within hardware and equipment and semiconductors and semiconductor equipment, contributed to performance.
An underweight to software and services added the most value relative to the benchmark.
At the stock level, investments in Seagate Technology Holdings PLC and Western Digital Corp., data center storage providers, added value relative to the benchmark given the surge in data storage demand from artificial intelligence (AI) workloads and hyperscale cloud data centers.
Top detractors from performance:
At the sector level, select tech-adjacent companies in communication services and consumer discretionary detracted from performance.
At the stock level, an underweight to Alphabet Inc. relative to the benchmark detracted value as shares rallied strongly. The rebound was fueled by renewed investor enthusiasm around Alphabet’s AI product momentum including Gemini 3 and overall AI capabilities being embedded into core products and services. Conversely, delivery platform company DoorDash Inc. underperformed amid concerns about growth and margin pressure, also detracting from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Science and Technology Fund (Class R6) – including sales charge	44.92%	13.27%	18.74%
Nomura Science and Technology Fund (Class R6) – excluding sales charge	44.92%	13.27%	18.74%
S&P 500 Index	17.80%	12.06%	14.16%
S&P North American Technology Sector Index	32.27%	15.21%	21.42%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$6,194,398,087
Total number of portfolio holdings*	34
Total advisory fees paid (during reporting period)	$49,962,874
Portfolio turnover rate	58%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	64.86%
Communication Services	13.67%
Consumer Discretionary	10.29%
Industrials	5.32%
Healthcare	4.78%

Top 10 equity holdings
NVIDIA	8.08%
Seagate Technology Holdings	7.30%
Taiwan Semiconductor Manufacturing ADR	5.99%
Lam Research	5.10%
Meta Platforms Class A	4.52%
Amazon.com	4.25%
Broadcom	4.14%
Microsoft	4.03%
Advanced Micro Devices	3.89%
Texas Instruments	3.56%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Science and Technology Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class R6 shares of 0.84% (excluding certain items).
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-ISTNX-0526

Nomura Science and Technology Fund
(formerly, Macquarie Science and Technology Fund)
Class Y : WSTYX
Annual shareholder report | March 31, 2026
This annual shareholder report contains important information about Nomura Science and Technology Fund (Fund) for the period of April 1, 2025, to March 31, 2026. You can find additional information about the Fund at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
This report describes changes to the Fund that occurred during the reporting period.
What were the Fund's costs for the last 12 months ?
(Based on a hypothetical $10,000 investment)
Class	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Class Y	$143	1.17%
Management's discussion of Fund performance
Performance highlights
Nomura Science and Technology Fund (Class Y) returned 44.44% (excluding sales charge) for the 12 months ended March 31, 2026. During the same period, the S&P 500® Index, the Fund's broad-based securities market index, returned 17.80%, while the S&P North American Technology Sector Index, the Fund's narrowly based securities market index (benchmark), returned 32.27%.
Top contributors to performance:
At the sector level, stock selection within information technology, notably within hardware and equipment and semiconductors and semiconductor equipment, contributed to performance.
An underweight to software and services added the most value relative to the benchmark.
At the stock level, investments in Seagate Technology Holdings PLC and Western Digital Corp., data center storage providers, added value relative to the benchmark given the surge in data storage demand from artificial intelligence (AI) workloads and hyperscale cloud data centers.
Top detractors from performance:
At the sector level, select tech-adjacent companies in communication services and consumer discretionary detracted from performance.
At the stock level, an underweight to Alphabet Inc. relative to the benchmark detracted value as shares rallied strongly. The rebound was fueled by renewed investor enthusiasm around Alphabet’s AI product momentum including Gemini 3 and overall AI capabilities being embedded into core products and services. Conversely, delivery platform company DoorDash Inc. underperformed amid concerns about growth and margin pressure, also detracting from performance.

Fund performance
The following graph compares the initial and subsequent account values at the end of each of the most recently completed 10 fiscal years of the Class. It also assumes a $10,000 initial investment at the beginning of the first full fiscal year in a broad-based securities market index and an additional narrowly based securities market index for the same period.
Growth of $10,000 investment
For the period March 31, 2016, through March 31, 2026
Average annual total returns (as of March 31, 2026)	1 year	5 year	10 year
Nomura Science and Technology Fund (Class Y) – including sales charge	44.44%	12.90%	18.32%
Nomura Science and Technology Fund (Class Y) – excluding sales charge	44.44%	12.90%	18.32%
S&P 500 Index	17.80%	12.06%	14.16%
S&P North American Technology Sector Index	32.27%	15.21%	21.42%
Keep in mind that the Fund's past performance is not a good predictor of how the Fund will perform in the future.
Visit nomuraassetmanagement.com/performance for the most recent performance information. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares. Performance results reflect any expense caps in effect during these periods. All results shown assume reinvestment of distributions.
Fund statistics (as of March 31, 2026)
Fund net assets	$6,194,398,087
Total number of portfolio holdings*	34
Total advisory fees paid (during reporting period)	$49,962,874
Portfolio turnover rate	58%
*	Excludes cash and cash equivalents.

Fund holdings (as of March 31, 2026)
The tables below show the investment makeup of the Fund, with each category representing a percentage of the total net assets of the Fund.
Sector allocation*
Information Technology	64.86%
Communication Services	13.67%
Consumer Discretionary	10.29%
Industrials	5.32%
Healthcare	4.78%

Top 10 equity holdings
NVIDIA	8.08%
Seagate Technology Holdings	7.30%
Taiwan Semiconductor Manufacturing ADR	5.99%
Lam Research	5.10%
Meta Platforms Class A	4.52%
Amazon.com	4.25%
Broadcom	4.14%
Microsoft	4.03%
Advanced Micro Devices	3.89%
Texas Instruments	3.56%
*  Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.

Material Fund changes
Effective December 1, 2025, the Fund was renamed Nomura Science and Technology Fund.
Effective July 31, 2025, the Fund introduced a new fee waiver for Class Y shares of 0.92% (excluding certain items, such as distribution and service (12b-1) fees).
Effective December 1, 2025, Macquarie Investment Management Global Limited no longer serves as a sub-advisor to the Fund.
This is a summary of certain changes to the Fund that occurred during the reporting period. For more complete information, you may review the Fund's next prospectus, which we expect to be available by July 31, 2026, at nomuraassetmanagement.com/literature or upon request at 800 523-1918, weekdays from 8:30am to 6:00pm ET.
Changes in and disagreements with accountants
On May 20, 2026, the Fund changed its independent registered public accounting firm, beginning with the fiscal year ending March 31, 2027. On that date, the Fund’s Board of Trustees, upon the recommendation of its Audit Committee, approved the appointment of Ernst & Young LLP as the independent registered public accounting firm for the Fund, effectively dismissing PricewaterhouseCoopers LLP (PwC) as the Fund’s independent registered public accounting firm upon completion of services currently being performed by PwC related to the audit of the Fund’s March 31, 2026 financial statements. There were no disagreements with PwC during the Fund’s fiscal years ended March 31, 2025 and March 31, 2026 or the subsequent interim period through the completion of services related to the audit of the March 31, 2026 financial statements.
Availability of additional information
You can access additional information about the Fund, such as the prospectus, financial information, holdings, and proxy voting information, at nomuraassetmanagement.com/literature. You can also request this information by contacting us at 800 523-1918, weekdays from 8:30am to 6:00pm ET, or by contacting your financial intermediary.
Householding
In order to reduce expenses, we will deliver a single copy of prospectuses, proxies, financial reports, and other communication to shareholders with the same residential address, provided they have the same last name or we reasonably believe them to be members of the same family. Unless we are notified otherwise, we will continue to send recipients only one copy of these materials for as long as they remain shareholders of the Fund. If you would like to receive individual mailings, please call 800 523-1918 or contact your financial intermediary. Your instructions will typically be effective within 30 days after we receive them from you or your financial intermediary. If you choose, you may receive these documents through electronic delivery.
For more information, please scan the QR code at left to navigate to additional hosted material at nomuraassetmanagement.com/literature.
(5415200)
TSAR-WSTYX-0526

(b)	Not applicable

Item 2. Code of Ethics.

(a)

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. A copy of the registrant’s Code of Business Ethics has been posted on the Nomura Funds Internet Web site at https://global.nomuraassetmanagement.com/about/business-ethics. Any amendments to the Code of Business Ethics, and information on any waiver from its provisions granted by the registrant, will also be posted on this Web site within five business days of such amendment or waiver and will remain on the Web site for at least 12 months.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that certain members of the registrant’s Audit Committee are audit committee financial experts, as defined below. For purposes of this item, an “audit committee financial expert” is a person who has the following attributes:

a.	An understanding of generally accepted accounting principles and financial statements;

b.	The ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

c.

Experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

d.	An understanding of internal controls and procedures for financial reporting; and

e.	An understanding of audit committee functions.

An “audit committee financial expert” shall have acquired such attributes through:

a.

Education and experience as a principal financial officer, principal accounting officer, controller, public accountant, or auditor or experience in one or more positions that involve the performance of similar functions;

b.	Experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor, or person performing similar functions;

c.	Experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statements; or

d.	Other relevant experience.

The registrant’s Board of Trustees has also determined that each member of the registrant’s Audit Committee is independent. In order to be “independent” for purposes of this item, the Audit Committee member may not, other than in his or her capacity as a member of the Board of Trustees or any committee thereof, (i) accept directly or indirectly any consulting, advisory or other compensatory fee from the issuer; or (ii) be an “interested person” of the registrant as defined in Section 2(a)(19) of the Investment Company Act of 1940.

The names of the audit committee financial experts on the registrant’s Audit Committee are set forth below:

Joseph W. Chow

H. Jeffrey Dobbs

Frances Sevilla-Sacasa, Chair

Christianna Wood

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $907,789 for 2026 and $592,700 for 2025.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $1,686,500 for 2026 and $1,374,878 for 2025. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits. These audit-related services were as follows: year end audit procedures; group reporting and subsidiary statutory audits

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $130,182 for 2026 and $102,291 for 2025. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations. These tax-related services were as follows: review of income tax returns and review of annual excise distribution calculations.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2026 and $0 for 2025.

(e)(1)

The registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Policy”) with respect to services provided by the registrant’s independent auditors. Pursuant to the Pre-Approval Policy, the Audit Committee has pre-approved the services set forth in the table below with respect to the registrant up to the specified fee limits. Certain fee limits are based on aggregate fees to the registrant and other registrants within the Nomura Funds.

Service	Range of Fees
Audit Services

Statutory audits or financial audits for new Funds	up to $50,000 per Fund

Services associated with SEC registration statements (e.g., Form N-1A, Form N-14, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., comfort letters for closed-end Fund offerings, consents), and assistance in responding to SEC comment letters	up to $10,000 per Fund

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit-related services” rather than “audit services”)	up to $25,000 in the aggregate

Audit-Related Services

Consultations by Fund management as to the accounting or disclosure treatment of transactions or events and /or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB, or other regulatory or standard-setting bodies (Note: Under SEC rules, some consultations may be considered “audit services” rather than “audit-related services”)	up to $25,000 in the aggregate

Tax Services

U.S. federal, state and local and international tax planning and advice (e.g., consulting on statutory, regulatory or administrative developments, evaluation of Funds’ tax compliance function, etc.)	up to $25,000 in the aggregate

U.S. federal, state and local tax compliance (e.g., excise distribution reviews, etc.)	up to $5,000 per Fund

Review of federal, state, local and international income, franchise and other tax returns	up to $5,000 per Fund

Under the Pre-Approval Policy, the Audit Committee has also pre-approved the services set forth in the table below with respect to the registrant’s investment adviser and other entities controlling, controlled by or under common control with the investment adviser that provide ongoing services to the registrant (the “Control Affiliates”) up to the specified fee limit. This fee limit is based on aggregate fees to the investment adviser and its Control Affiliates.

Service	Range of Fees
Non-Audit Services

Services associated with periodic reports and other documents filed with the SEC and assistance in responding to SEC comment letters	up to $10,000 in the aggregate

The Pre-Approval Policy requires the registrant’s independent auditors to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Policy.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) 0%

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $2,194,368 for 2026 and $16,391,075 for 2025.

(h)

The audit committee of the registrant’s board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the Financial Statements filed under Item 7 of this form.

(b)	Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

(a)

An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file its most recent annual or semi-annual financial statements required, and for the periods specified, by Regulation S-X.

The annual financial statements are attached herewith.

(b)	An open-end management investment company registered on Form N-1A [17 CFR 239.15A and 17 CFR 274.11A] must file the information required by Item 13 of Form N-1A.

Equity funds
Nomura Core Equity Fund
(formerly, Macquarie Core Equity Fund)
Nomura Large Cap Growth Fund
(formerly, Macquarie Large Cap Growth Fund)
Nomura Mid Cap Growth Fund
(formerly, Macquarie Mid Cap Growth Fund)
Nomura Mid Cap Income Opportunities Fund
(formerly, Macquarie Mid Cap Income Opportunities Fund)
Nomura Small Cap Growth Fund
(formerly, Macquarie Small Cap Growth Fund)
Nomura Smid Cap Core Fund
(formerly, Macquarie Smid Cap Core Fund)
Fixed income funds
Nomura Global Bond Fund
(formerly, Macquarie Global Bond Fund)
Nomura High Income Fund
(formerly, Macquarie High Income Fund)
Global / international equity funds
Nomura Global Growth Fund
(formerly, Macquarie Global Growth Fund)
Nomura International Core Equity Fund
(formerly, Macquarie International Core Equity Fund)
Nomura Systematic Emerging Markets Equity Fund
(formerly, Macquarie Systematic Emerging Markets Equity Fund)

Financial statements and other information
For the year ended March 31, 2026

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at nomuraassetmanagement.com/literature.
Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.

Schedules of investments
Nomura Core Equity Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 96.45%♣
Communication Services — 9.81%
Alphabet Class A	740,912	$ 213,056,655
AT&T	1,554,425	45,062,781
Meta Platforms Class A	92,129	52,709,765
Netflix †	221,402	21,287,802
		332,117,003
Consumer Discretionary — 5.27%
Amazon.com †	457,151	95,210,839
AutoZone †	19,636	66,326,088
Booking Holdings	3,986	16,782,335
		178,319,262
Consumer Staples — 2.64%
Costco Wholesale	89,677	89,356,853
		89,356,853
Financials — 16.13%
Ally Financial	1,297,143	50,886,920
American Express	147,034	44,474,844
Aon Class A	143,751	46,399,948
Blackstone	253,134	29,107,879
Cboe Global Markets	194,759	54,740,912
CME Group	285,205	84,235,297
JPMorgan Chase & Co.	227,707	66,982,291
Mastercard Class A	125,534	62,724,318
Morgan Stanley	303,914	50,015,127
PNC Financial Services Group	269,829	56,148,717
		545,716,253
Healthcare — 7.95%
Abbott Laboratories	336,846	34,583,979
AbbVie	116,484	25,334,105
Danaher	316,587	60,024,895
Gilead Sciences	371,501	51,776,095
HCA Healthcare	36,284	17,171,040
Thermo Fisher Scientific	106,638	52,415,776
Vertex Pharmaceuticals †	62,258	27,800,687
		269,106,577
Industrials — 16.67%
Airbus ADR	1,396,844	66,000,879
BAE Systems ADR	576,530	67,165,745
Carrier Global	960,758	54,100,283
Cummins	154,789	83,279,578
Eaton	248,840	89,002,603
Ferguson Enterprises	229,066	53,431,935
Howmet Aerospace	511,169	117,804,007
Parker-Hannifin	37,387	33,470,338
		564,255,368
Information Technology — 32.42%
Accenture Class A	206,773	41,001,018
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Advanced Micro Devices †	168,211	$ 34,219,164
Apple	650,586	165,112,221
Applied Materials	280,278	95,796,217
Broadcom	271,527	84,040,322
Intuit	113,450	49,053,511
Microsoft	316,053	116,993,339
NVIDIA	1,452,122	253,250,077
Seagate Technology Holdings	212,341	83,186,710
Taiwan Semiconductor Manufacturing ADR	433,647	146,551,004
TE Connectivity	133,780	27,962,695
		1,097,166,278
Materials — 2.12%
Crown Holdings	398,721	39,971,780
Vulcan Materials	116,868	31,823,157
		71,794,937
Utilities — 3.44%
Entergy	515,097	57,876,299
NextEra Energy	630,626	58,572,543
		116,448,842
Total Common Stocks (cost $1,771,508,035)		3,264,281,373

Short-Term Investments — 3.73%
Money Market Mutual Funds — 3.73%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	31,571,461	31,571,461
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	31,571,461	31,571,461
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	31,571,459	31,571,459

Schedules of investments
Nomura Core Equity Fund
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	31,571,461	$ 31,571,461
Total Short-Term Investments (cost $126,285,842)		126,285,842

Total Value of Securities—100.18% (cost $1,897,793,877)		3,390,567,215
Liabilities Net of Receivables and Other Assets—(0.18%)		(5,994,111)
Net Assets Applicable to 197,047,673 Shares Outstanding—100.00%		$3,384,573,104
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura Global Bond Fund
March 31, 2026
	Principal amount°	Value (US $)
Agency Mortgage-Backed Securities—12.59%
Fannie Mae S.F. 30 yr
2.00% 4/1/51	7,632,386	$ 6,201,410
2.00% 7/1/51	446,025	362,610
2.00% 9/1/51	2,853,769	2,314,246
2.50% 3/1/51	3,425,986	2,912,443
2.50% 2/1/52	2,184,330	1,840,397
2.50% 3/1/52	2,910,817	2,463,270
3.00% 5/1/51	2,220,115	1,951,708
3.00% 7/1/52	918,515	808,486
3.50% 7/1/47	2,588,839	2,442,935
4.00% 9/1/52	1,130,046	1,071,031
5.00% 2/1/53	408,265	404,629
5.00% 3/1/56	3,691,803	3,642,527
5.50% 2/1/55	2,202,952	2,214,289
5.50% 9/1/55	398,071	400,077
6.00% 9/1/53	3,110,784	3,178,840
6.50% 3/1/55	1,221,286	1,262,610

Freddie Mac S.F. 15 yr 2.00% 8/1/36	2,170,400	1,997,955
Freddie Mac S.F. 30 yr
3.00% 12/1/46	1,246,858	1,123,339
4.00% 8/1/52	1,014,749	962,308
4.50% 10/1/52	1,704,033	1,651,645
5.00% 6/1/53	1,648,245	1,633,772
GNMA II S.F. 30 yr
2.00% 10/20/50	1,974,386	1,632,904
2.50% 7/20/51	2,368,661	2,039,057
3.00% 4/20/52	1,826,773	1,632,036
3.50% 9/20/55	1,388,808	1,274,370
4.50% 11/20/55	1,305,308	1,262,293
5.00% 12/20/54	1,236,623	1,226,274
5.50% 2/20/55	387,754	390,745
6.00% 3/20/55	851,820	867,347
Total Agency Mortgage-Backed Securities (cost $51,380,729)		51,165,553

Corporate Bonds — 34.56%Δ
Australia — 0.06%
Fortescue Treasury 144A 6.125% 4/15/32 #	255,000	260,795
		260,795
Brazil — 0.20%
LD Celulose International 144A 7.95% 1/26/32 #	400,000	411,324
Nova Securitisation 144A 6.50% 2/3/36 #	435,000	414,340
		825,664
Canada — 1.10%
Bank of Montreal 4.439% 1/14/32 μ	420,000	413,678
		Principal amount°	Value (US $)

Corporate BondsΔ (continued)
Canada (continued)
Brookfield Asset Management 4.653% 11/15/30		615,000	$ 609,871
Brookfield Finance 5.33% 1/15/36		1,065,000	1,043,263
Canadian Pacific Railway 5.50% 3/15/56		395,000	378,394
Enbridge
4.90% 6/20/30		305,000	308,311
5.55% 6/20/35		475,000	485,773
Gildan Activewear 144A 4.70% 10/7/30 #		695,000	687,912
Rogers Communications 7.125% 4/15/55 μ		530,000	542,682
			4,469,884
Chile — 0.05%
Colbun 144A 5.375% 9/11/35 #		200,000	195,870
			195,870
El Salvador — 0.12%
Comision Ejecutiva Hidroelectrica del Rio Lempa 144A 8.65% 1/24/33 #		490,000	502,985
			502,985
France — 0.94%
BPCE
2.25% 3/2/32 μ, ■	EUR	500,000	571,355
3.50% 1/25/28 ■	EUR	1,000,000	1,160,908
144A 6.347% 1/13/47 #, μ		310,000	296,894
Orange
144A 4.25% 1/13/31 #		515,000	505,355
144A 4.75% 1/13/33 #		430,000	425,348
144A 5.00% 1/13/36 #		880,000	864,691
			3,824,551
Germany — 1.04%
Deutsche Bank
2.552% 1/7/28 μ		150,000	147,685
4.00% 6/24/32 μ, ■	EUR	1,400,000	1,619,357
5.297% 5/9/31 μ		440,000	444,664
6.819% 11/20/29 μ		440,000	462,066
7.146% 7/13/27 μ		360,000	362,450
7.375% 10/30/31 μ, ψ, ■	EUR	1,000,000	1,197,224
			4,233,446

Schedules of investments
Nomura Global Bond Fund
	Principal amount°	Value (US $)

Corporate BondsΔ (continued)
Guatemala — 0.11%
Industrial Subordinated Trust 2 0 144A 6.55% 4/15/36 #, μ	230,000	$ 230,287
Mobiliare Latam 144A 6.75% 11/10/32 #	215,000	214,513
		444,800
India — 0.10%
Clean Renewable Power Mauritius 4.25% 3/25/27 ■	206,535	201,738
JSW Hydro Energy 4.125% 5/18/31 ■	216,145	197,997
		399,735
Ireland — 0.83%
AerCap Ireland Capital DAC
3.00% 10/29/28	1,115,000	1,073,564
4.75% 1/15/33	345,000	335,450
5.10% 1/19/29	555,000	562,383
Avolon Holdings Funding
144A 4.85% 4/1/33 #	480,000	460,061
144A 4.95% 1/15/28 #	380,000	381,424
SMBC Aviation Capital Finance DAC 144A 5.25% 11/26/35 #	555,000	542,233
		3,355,115
Jamaica — 0.15%
Kingston Airport Revenue Finance 144A 6.75% 12/15/36 #	630,000	626,850
		626,850
Japan — 0.46%
SoftBank
144A 4.699% 7/9/30 #	850,000	845,329
144A 5.332% 7/9/35 #	1,025,000	1,009,705
		1,855,034
Kuwait — 0.18%
NBK SPC 144A 5.50% 6/6/30 #, μ	700,000	710,811
		710,811
Madagascar — 0.05%
Axian Telecom Holding & Management 144A 7.25% 7/11/30 #	200,000	197,846
		197,846
		Principal amount°	Value (US $)

Corporate BondsΔ (continued)
Mexico — 0.23%
Banco Santander Mexico Institucion de Banca Multiple Grupo Financiero Santand 144A 5.621% 12/10/29 #		210,000	$ 215,187
BBVA Mexico SA Institucion De Banca Multiple Grupo Financiero BBVA Mexico 144A 5.875% 9/13/34 #, μ		425,000	417,701
FIBRA Prologis 144A 5.50% 11/26/35 #		300,000	290,152
			923,040
Netherlands — 0.97%
ING Groep
2.125% 5/26/31 μ, ■	EUR	2,600,000	3,005,252
4.875% 11/14/27 μ, ■	EUR	800,000	935,974
			3,941,226
Nigeria — 0.11%
IHS Holding 144A 8.25% 11/29/31 #		415,000	426,104
			426,104
Peru — 0.05%
Marcobre SAC 144A 5.75% 1/22/36 #		215,000	207,853
			207,853
Saudi Arabia — 0.10%
Al Rajhi Sukuk 5.651% 3/16/36 μ, ■		420,000	411,119
			411,119
South Africa — 0.36%
Anglo American Capital 144A 5.25% 3/19/36 #		1,310,000	1,281,466
Bidvest Group UK 144A 6.20% 9/17/32 #		200,000	199,951
			1,481,417
Spain — 0.74%
Banco Santander
3.50% 1/9/28 μ, ■	EUR	1,000,000	1,160,936
4.551% 11/6/30		200,000	197,221
4.625% 10/18/27 μ, ■	EUR	1,400,000	1,633,757
			2,991,914
Switzerland — 2.03%
UBS Group
0.65% 1/14/28 μ, ■	EUR	2,660,000	3,021,069
4.375% 1/11/31 μ, ■	EUR	2,000,000	2,371,404

		Principal amount°	Value (US $)

Corporate BondsΔ (continued)
Switzerland (continued)
UBS Group
144A 4.398% 9/23/31 #, μ		275,000	$ 270,049
144A 4.751% 5/12/28 #, μ		800,000	802,358
144A 4.844% 11/6/33 #, μ		585,000	575,609
144A 5.01% 3/23/37 #, μ		580,000	561,117
144A 5.58% 5/9/36 #, μ		340,000	345,000
144A 7.00% 2/10/30 #, μ, ψ		315,000	312,220
			8,258,826
Tanzania — 0.05%
HTA Group 144A 6.75% 4/1/31 #		215,000	212,755
			212,755
Türkiye — 0.38%
Akbank TAS 144A 7.95% 2/19/31 #, μ, ψ		405,000	386,401
Turkcell Iletisim Hizmetleri 144A 7.45% 1/24/30 #		350,000	354,810
Turkiye Garanti Bankasi 144A 8.375% 2/28/34 #, μ		400,000	403,417
Yapi ve Kredi Bankasi 144A 7.55% 6/11/36 #, μ		430,000	414,254
			1,558,882
Ukraine — 0.07%
MHP Lux 144A 10.50% 7/28/29 #		280,000	282,332
			282,332
United Arab Emirates — 0.13%
Galaxy Pipeline Assets Bidco 2.16% 3/31/34 ■		131,974	124,181
National Central Cooling PJSC 5.279% 3/5/30 ■		410,000	409,891
			534,072
United Kingdom — 1.02%
Barclays 4.973% 5/31/36 μ, ■	EUR	1,200,000	1,422,236
Howden UK Refinance 144A 7.25% 2/15/31 #		839,000	846,716
HSBC Holdings
6.75% 3/24/31 μ, ψ		300,000	296,880
		Principal amount°	Value (US $)

Corporate BondsΔ (continued)
United Kingdom (continued)
HSBC Holdings
7.00% 9/24/35 μ, ψ		305,000	$ 302,133
National Grid 0.25% 9/1/28 ■	EUR	1,200,000	1,291,151
			4,159,116
United States — 22.93%
Abbott Laboratories
4.30% 3/15/33		500,000	489,473
4.65% 3/15/36		1,020,000	997,808
AbbVie
4.125% 3/15/31		700,000	689,995
4.75% 3/15/36		485,000	476,029
AEP Texas 5.40% 6/1/33		180,000	182,495
Amazon.com
4.875% 3/13/36		355,000	351,902
5.80% 3/13/56		390,000	389,962
Amentum Holdings 144A 7.25% 8/1/32 #		495,000	512,704
Amgen 4.85% 2/19/36		505,000	496,370
Apollo Debt Solutions 6.70% 7/29/31		1,010,000	1,022,386
Apollo Global Management
4.60% 1/15/31		315,000	312,275
5.15% 8/12/35		240,000	232,528
Ares Capital 5.10% 1/15/31		770,000	740,823
AT&T 6.00% 4/30/56		1,210,000	1,184,687
Athene Holding 6.875% 6/28/55 μ		235,000	219,833
Bank of America
0.654% 10/26/31 μ, ■	EUR	2,000,000	2,021,497
1.662% 4/25/28 μ, ■	EUR	1,700,000	1,935,767
1.734% 7/22/27 μ		140,000	138,837
3.648% 3/31/29 μ, ■	EUR	1,500,000	1,743,191
4.456% 2/6/32 μ		625,000	617,311
5.518% 10/25/35 μ		690,000	690,227
6.204% 11/10/28 μ		1,155,000	1,186,868
6.25% 7/26/30 μ, ψ		815,000	820,377
6.625% 5/1/30 μ, ψ		350,000	359,067
Bath & Body Works 6.875% 11/1/35		1,003,000	987,776
Black Hills 4.55% 1/31/31		335,000	331,573
Blackstone Private Credit Fund
5.35% 3/12/31		295,000	280,410
5.60% 11/22/29		340,000	330,905
Block 144A 6.00% 8/15/33 #		269,000	264,834

Schedules of investments
Nomura Global Bond Fund
		Principal amount°	Value (US $)

Corporate BondsΔ (continued)
United States (continued)
Blue Owl Credit Income
5.80% 3/15/30		829,000	$ 799,780
6.60% 9/15/29		649,000	646,854
Boeing 6.259% 5/1/27		55,000	55,965
Broadcom 4.20% 10/15/30		130,000	128,533
Bunge Limited Finance 4.20% 9/17/29		650,000	643,989
Caesars Entertainment 144A 7.00% 2/15/30 #		495,000	501,353
Cargill 144A 4.125% 10/23/30 #		360,000	354,892
Carrier Global 4.50% 11/29/32	EUR	900,000	1,077,965
CDW 3.276% 12/1/28		2,160,000	2,076,219
Celanese US Holdings
6.50% 4/15/30		27,000	27,572
6.75% 4/15/33		228,000	234,063
Cheniere Energy 144A 5.20% 7/30/36 #		325,000	321,807
Citigroup
5.174% 9/11/36 μ		475,000	471,038
6.875% 8/15/30 μ, ψ		315,000	317,428
7.00% 8/15/34 μ, ψ		315,000	324,375
Cleveland-Cliffs 144A 7.00% 3/15/32 #		495,000	479,557
CrossCountry Intermediate HoldCo 144A 6.50% 10/1/30 #		964,000	920,031
CVS Health
5.00% 9/15/32		305,000	305,369
5.05% 3/25/48		185,000	158,835
5.45% 9/15/35		515,000	517,188
Cyprium 144A 6.125% 4/15/31 #		1,039,000	1,026,862
DaVita 144A 6.75% 7/15/33 #		292,000	297,290
Duke Energy Florida 4.20% 12/1/30		350,000	346,282
Eaton
4.50% 3/6/33		200,000	197,316
4.80% 3/6/36		255,000	251,858
Eli Lilly & Co.
4.55% 10/15/32		164,000	164,124
4.90% 10/15/35		350,000	349,963
5.60% 2/12/65		520,000	509,305
Energy Transfer
6.30% 1/15/56		290,000	285,828
6.50% 2/15/56 μ		860,000	850,208
Entegris 144A 4.75% 4/15/29 #		1,795,000	1,775,607
		Principal amount°	Value (US $)

Corporate BondsΔ (continued)
United States (continued)
ERAC USA Finance 144A 4.60% 5/1/28 #		130,000	$ 130,661
FedEx 3.25% 5/15/41		535,000	403,481
Fedex Freight Holding
144A 4.95% 3/15/33 #		455,000	443,928
144A 5.25% 3/15/36 #		355,000	343,592
Ford Motor Credit
6.798% 11/7/28		200,000	207,083
6.80% 5/12/28		475,000	489,412
Foundry JV Holdco 144A 6.10% 1/25/36 #		550,000	567,182
General Motors Financial 5.75% 2/8/31		955,000	985,719
Global Medical Response 144A 7.375% 10/1/32 #		333,000	346,085
Goldman Sachs Group
3.50% 1/23/33 μ, ■	EUR	2,000,000	2,267,082
4.369% 10/21/31 μ		660,000	647,279
5.065% 1/21/37 μ		1,070,000	1,046,508
5.218% 4/23/31 μ		695,000	706,885
Hasbro 4.65% 3/12/31		200,000	197,576
Herc Holdings
144A 7.00% 6/15/30 #		100,000	102,608
144A 7.25% 6/15/33 #		75,000	76,919
Hilcorp Energy I
144A 6.00% 2/1/31 #		260,000	252,883
144A 6.25% 4/15/32 #		250,000	242,135
Honeywell Aerospace 144A 4.95% 3/16/36 #		735,000	729,553
Huntington Bancshares
4.623% 1/28/32 μ		300,000	295,713
5.605% 1/28/41 μ		410,000	400,314
6.25% 10/15/30 μ, ψ		390,000	384,538
JBS
3.625% 1/15/32		2,865,000	2,657,231
144A 5.625% 3/10/37 #		505,000	506,896
Jefferies Financial Group
2.625% 10/15/31		1,250,000	1,088,507
6.20% 4/14/34		345,000	352,024
JPMorgan Chase & Co.
1.638% 5/18/28 μ, ■	EUR	1,100,000	1,250,188
3.54% 5/1/28 μ		2,132,000	2,112,674
4.457% 11/13/31 μ, ■	EUR	2,000,000	2,388,447
5.193% 2/5/37 μ		1,015,000	997,785
5.571% 4/22/28 μ		500,000	506,201
6.254% 10/23/34 μ		213,000	229,090
Leidos
5.00% 3/15/36		640,000	618,995
5.40% 3/15/32		275,000	280,727

		Principal amount°	Value (US $)

Corporate BondsΔ (continued)
United States (continued)
Lowe's 4.25% 3/15/31		420,000	$ 412,404
Marriott International
4.50% 5/1/33		210,000	202,991
5.10% 5/1/38		290,000	275,822
Merck & Co.
3.85% 3/15/29		275,000	273,059
4.15% 3/15/31		735,000	727,028
4.45% 12/4/32		221,000	219,563
Midcontinent Communications 144A 8.00% 8/15/32 #		515,000	480,307
Morgan Stanley
0.406% 10/29/27 μ	EUR	1,000,000	1,140,119
2.95% 5/7/32 μ	EUR	2,300,000	2,556,685
4.493% 1/16/32 μ		570,000	560,581
5.90% 3/13/47 μ		490,000	488,010
6.296% 10/18/28 μ		3,151,000	3,234,293
6.407% 11/1/29 μ		378,000	394,575
Novartis Capital
4.40% 3/18/31		395,000	395,002
4.60% 3/18/33		380,000	378,497
4.90% 3/18/36		680,000	678,638
5.70% 3/18/56		280,000	282,199
Olin 144A 6.625% 4/1/33 #		1,039,000	1,017,675
OneMain Finance 7.125% 9/15/32		485,000	478,262
Oracle
4.70% 9/27/34		150,000	136,961
5.70% 2/4/36		1,740,000	1,673,744
6.70% 2/4/56		280,000	260,072
PennyMac Financial Services 144A 6.875% 5/15/32 #		470,000	454,028
Pfizer 4.20% 11/15/30		245,000	243,365
PNC Financial Services Group
4.899% 5/13/31 μ		295,000	296,878
5.423% 1/25/41 μ		305,000	298,926
QXO Building Products 144A 6.75% 4/30/32 #		115,000	117,400
Resideo Funding 144A 6.50% 7/15/32 #		190,000	187,440
Royal Caribbean Cruises 4.75% 5/15/33		595,000	574,679
Salesforce 4.90% 9/15/31		895,000	893,944
San Diego Gas & Electric 5.20% 3/15/36		200,000	199,559
Simon Property Group 2.65% 2/1/32		270,000	240,936
		Principal amount°	Value (US $)

Corporate BondsΔ (continued)
United States (continued)
Sprint Capital 6.875% 11/15/28		2,060,000	$ 2,178,479
Standard Building Solutions 144A 6.25% 8/1/33 #		131,000	129,653
Sysco 5.10% 9/23/30		325,000	327,671
Takeoff Merger Sub
144A 4.85% 3/24/31 #		315,000	311,182
144A 5.50% 3/24/36 #		150,000	147,841
Time Warner Cable 6.55% 5/1/37		1,195,000	1,205,726
TPG Operating Group II 4.875% 5/15/31		395,000	387,601
TransDigm 144A 6.625% 3/1/32 #		250,000	255,280
Union Electric
4.80% 3/15/36		225,000	219,773
5.55% 3/15/56		320,000	309,058
US Bancorp
4.653% 2/1/29 μ		492,000	494,421
5.046% 2/12/31 μ		525,000	532,793
6.787% 10/26/27 μ		250,000	253,354
Valero Energy 5.15% 3/10/36		1,510,000	1,489,088
Venture Global Calcasieu Pass 144A 3.875% 11/1/33 #		560,000	496,525
Verizon Communications 5.00% 1/15/36		605,000	592,698
Vistra Operations 144A 4.70% 1/31/31 #		330,000	324,873
Wells Fargo & Co.
2.766% 7/23/29 μ, ■	EUR	2,000,000	2,275,093
4.892% 9/15/36 μ		395,000	384,461
4.96% 1/23/37 μ		155,000	151,050
6.491% 10/23/34 μ		240,000	259,939
			93,181,468
Total Corporate Bonds (cost $139,809,605)			140,473,510

Government Agency Obligations — 1.67%Δ
France — 0.29%
Electricite de France
4.125% 6/17/31 ■	EUR	700,000	827,740
4.25% 1/25/32 ■	EUR	300,000	357,203
			1,184,943
Georgia — 0.24%
Georgian Railway JSC 4.00% 6/17/28 ■		1,045,000	992,197
			992,197

Schedules of investments
Nomura Global Bond Fund
		Principal amount°	Value (US $)

Government Agency ObligationsΔ (continued)
Indonesia — 0.21%
Hutama Karya Persero 3.75% 5/11/30 ■		885,000	$ 839,330
			839,330
Kazakhstan — 0.22%
Baiterek National Investment Holding JSC 144A 5.45% 5/8/28 #		357,000	360,063
Development Bank of Kazakhstan JSC 144A 13.489% 5/23/28 #	KZT	270,000,000	529,973
			890,036
Norway — 0.07%
Equinor
4.50% 9/3/30		95,000	95,534
4.75% 11/14/35		195,000	192,083
			287,617
Oman — 0.34%
AL Jawaher Assets 144A 4.662% 10/29/30 #		540,000	525,400
Mazoon Assets 144A 5.25% 10/9/31 #		850,000	850,279
			1,375,679
Serbia — 0.20%
Telecommunications Telekom Srbija AD Belgrade 144A 7.00% 10/28/29 #		845,000	834,101
			834,101
South Korea — 0.10%
Korea Development Bank 4.875% 2/3/30		400,000	409,740
			409,740
Total Government Agency Obligations (cost $6,784,023)			6,813,643

Municipal Bonds — 0.26%
City of Houston, First Lien Texas Hotel Occupancy Tax & Special Revenue
Series C 5.50% 9/1/58		85,000	89,570
Series C 5.50% 9/1/58 (AG)		120,000	127,463
		Principal amount°	Value (US $)

Municipal Bonds (continued)
Texas Water Development Board Revenue 4.75%10/15/55		850,000	$ 842,155
Total Municipal Bonds (cost $1,067,271)			1,059,188

Non-Agency Collateralized Mortgage Obligations — 0.31%
Freddie Mac Structured Agency Credit Risk REMIC Trust Series 2026-DNA2 B1 144A 5.772% (SOFR + 2.10%) 3/25/46 #, •		1,250,000	1,247,656
Total Non-Agency Collateralized Mortgage Obligations (cost $1,251,269)			1,247,656

Sovereign Bonds — 29.24%Δ
Albania — 0.32%
Albania Government International Bonds
144A 3.50% 11/23/31 #	EUR	896,000	1,001,627
144A 4.75% 2/14/35 #	EUR	250,000	283,723
			1,285,350
Angola — 0.05%
Angolan Government International Bond 9.125% 11/26/49 ■		231,000	201,451
			201,451
Armenia — 0.10%
Republic of Armenia International Bond 3.60% 2/2/31 ■		440,000	391,812
			391,812
Austria — 1.14%
Republic of Austria Government Bonds
144A 3.15% 6/20/44 #	EUR	1,060,000	1,140,307
144A 3.15% 10/20/53 #	EUR	3,400,000	3,503,677
			4,643,984
Belgium — 0.07%
Kingdom of Belgium Government Bond 144A 3.45% 6/22/42 #	EUR	270,000	290,459
			290,459

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Benin — 0.14%
Benin Government International Bond 144A 7.96% 2/13/38 #		570,000	$ 560,290
			560,290
Bermuda — 0.19%
Bermuda Government International Bond 3.375% 8/20/50 ■		1,149,000	789,937
			789,937
Brazil — 0.36%
Brazilian Government International Bonds
4.75% 1/14/50		406,000	294,106
7.25% 1/12/56		1,200,000	1,179,660
			1,473,766
Chile — 0.16%
Chile Government International Bond 2.55% 1/27/32		713,000	632,402
			632,402
Colombia — 0.17%
Colombia Government International Bonds
6.50% 1/21/33		280,000	274,540
7.50% 2/2/34		405,000	414,975
			689,515
Dominican Republic — 0.43%
Dominican Republic International Bond 144A 4.875% 9/23/32 #		1,910,000	1,764,649
			1,764,649
Egypt — 0.19%
Egypt Government International Bond 5.875% 2/16/31 ■		823,000	759,289
			759,289
Finland — 1.13%
Finland Government Bonds
144A 3.00% 9/15/33 #	EUR	1,600,000	1,831,865
144A 3.00% 9/15/35 #	EUR	2,451,000	2,758,016
			4,589,881
		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
France — 0.61%
French Republic Government Bond 144A 3.00% 5/25/54 #	EUR	2,760,000	$ 2,457,909
			2,457,909
Germany — 0.94%
Bundesrepublik Deutschland Bundesanleihe 2.60% 8/15/35 ■	EUR	3,420,000	3,828,611
			3,828,611
Guatemala — 0.17%
Guatemala Government Bond 144A 6.55% 2/6/37 #		648,000	677,484
			677,484
Honduras — 0.12%
Honduras Government International Bond 144A 8.625% 11/27/34 #		450,000	506,043
			506,043
Hungary — 0.10%
Hungary Government Bond 6.75% 7/23/31	HUF	136,700,000	404,102
			404,102
Ireland — 0.55%
Ireland Government Bond 0.55% 4/22/41 ■	EUR	2,930,000	2,229,850
			2,229,850
Italy — 1.59%
Italy Buoni Poliennali Del Tesoro
3.45% 7/15/27 ■	EUR	2,200,000	2,564,473
144A 4.30% 10/1/54 #	EUR	3,520,000	3,907,381
			6,471,854
Ivory Coast — 0.44%
Ivory Coast Government International Bonds
5.875% 10/17/31 ■	EUR	350,000	396,702
144A 6.125% 6/15/33 #		1,037,000	979,489
144A 8.075% 4/1/36 #		395,000	402,710
			1,778,901
Japan — 4.25%
Japan Government Thirty Year Bonds
0.40% 3/20/50	JPY	1,713,250,000	5,354,682
1.20% 6/20/53	JPY	203,000,000	738,388

Schedules of investments
Nomura Global Bond Fund
		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Japan (continued)
Japan Government Thirty Year Bonds
2.40% 3/20/55	JPY	351,200,000	$ 1,711,078
2.50% 9/20/37	JPY	1,508,250,000	9,451,402
			17,255,550
Jordan — 0.10%
Jordan Government International Bond 144A 5.75% 11/12/32 #		435,000	419,468
			419,468
Mexico — 0.45%
Mexican Bonos 7.75% 5/29/31	MXN	11,548,600	614,511
Mexico Government International Bonds
5.375% 3/22/33		400,000	392,000
6.125% 2/9/38		850,000	829,387
			1,835,898
Montenegro — 0.07%
Montenegro Government International Bond 144A 4.875% 4/1/32 #	EUR	250,000	287,197
			287,197
Morocco — 0.10%
Morocco Government International Bond 4.00% 12/15/50 ■		600,000	413,070
			413,070
Netherlands — 1.37%
Netherlands Government Bond 144A 2.50% 7/15/35 #	EUR	5,073,000	5,585,580
			5,585,580
New Zealand — 2.57%
New Zealand Government Bonds
1.50% 5/15/31	NZD	2,500,000	1,256,518
4.50% 5/15/35	NZD	16,190,000	9,205,261
			10,461,779
Nigeria — 0.21%
Nigeria Government International Bond 7.375% 9/28/33 ■		849,000	833,830
			833,830
		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Panama — 0.09%
Panama Government International Bond 5.662% 2/23/38		400,000	$ 384,740
			384,740
Paraguay — 0.21%
Paraguay Government International Bonds
144A 2.739% 1/29/33 #		482,000	424,521
5.40% 3/30/50 ■		460,000	410,320
			834,841
Poland — 0.20%
Bank Gospodarstwa Krajowego 144A 5.75% 7/9/34 #		800,000	826,603
			826,603
Republic of North Macedonia — 0.21%
North Macedonia Government International Bond 144A 3.875% 1/21/30 #	EUR	749,000	833,184
			833,184
Romania — 0.29%
Romanian Government International Bonds
144A 6.00% 9/24/44 #	EUR	357,000	380,154
6.625% 5/16/36 ■		400,000	397,844
7.125% 1/17/33 ■		400,000	418,793
			1,196,791
Serbia — 0.15%
Serbia International Bond 144A 6.00% 6/12/34 #		625,000	626,724
			626,724
South Africa — 0.31%
Republic of South Africa Government Bond 8.25% 3/31/32	ZAR	6,487,688	374,678
Republic of South Africa Government International Bonds
5.65% 9/27/47		500,000	391,698
144A 7.95% 11/19/54 #		500,000	494,780
			1,261,156

		Principal amount°	Value (US $)

Sovereign BondsΔ (continued)
Spain — 7.10%
Spain Government Bonds
144A 1.90% 10/31/52 #	EUR	7,120,000	$ 5,337,057
144A 3.15% 4/30/35 #	EUR	17,038,000	19,287,511
144A 3.25% 4/30/34 #	EUR	3,669,000	4,217,558
			28,842,126
United Kingdom — 2.59%
United Kingdom Gilt
0.50% 10/22/61 ■	GBP	6,930,000	2,171,142
4.375% 7/31/54 ■	GBP	2,790,000	3,076,138
4.50% 12/7/42 ■	GBP	3,000	3,593
4.75% 10/22/35 ■	GBP	4,025,000	5,258,636
			10,509,509
Total Sovereign Bonds (cost $124,500,057)			118,835,585

Supranational Banks — 8.74%
Africa Finance 144A 5.50% 10/8/29 #		350,000	352,850
European Bank for Reconstruction & Development
0.00% 5/28/27 ^	TRY	13,630,000	203,375
0.00% 1/16/32 ^	TRY	46,718,000	177,919
2.75% 4/27/32	CNH	7,875,000	1,210,242
International Bank for Reconstruction & Development
2.50% 8/2/33	CNH	35,000,000	5,294,959
2.72% 8/16/34	CNH	75,000,000	11,589,449
2.75% 7/26/34	CNH	100,000,000	15,626,841
International Finance
0.00% 8/16/28 ^	COP	4,340,000,000	866,795
0.00% 10/7/41 ^	MXN	16,700,000	214,939
Total Supranational Banks (cost $34,460,587)			35,537,369

US Treasury Obligations — 8.75%
US Treasury Bonds 4.75% 5/15/55		5,345,000	5,206,155
US Treasury Notes
3.75% 1/31/31		28,480,000	28,239,700
4.125% 2/15/36		2,140,000	2,106,730
Total US Treasury Obligations (cost $35,822,490)			35,552,585

	Number of shares	Value (US $)
Common Stock — 0.02%Δ
United States — 0.02%
MNSN Holdings =, †	1,112	$ 67,462
Total Common Stock (cost $8,340)		67,462

Preferred Stock — 0.15%Δ
United States — 0.15%
SVB Financial Trust 11/7/32 †	1,268	599,130
Total Preferred Stock (cost $568,697)		599,130

Total Value of Securities—96.29% (cost $395,653,068)		391,351,681
Receivables and Other Assets Net of Liabilities — 3.71%		15,060,515
Net Assets Applicable to 44,432,664 Shares Outstanding — 100.00%		$406,412,196
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
Δ	Securities have been classified by country of risk.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2026, the aggregate value of Rule 144A securities was $98,195,896, which represents 24.16% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2026. Rate will reset at a future date.
■	Regulation S security. Security is offered and sold outside of the United States; therefore, it is exempt from registration with the SEC under Rules 903 and 904 of the Securities Act of 1933, as amended.
ψ	Perpetual security. Maturity date represents next call date.
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.

Schedules of investments
Nomura Global Bond Fund
^	Zero-coupon security. The rate shown is the effective yield at the time of purchase.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.

The following forward foreign currency exchange contracts and futures contracts were outstanding at March 31, 2026:1
Forward Foreign Currency Exchange Contracts
Counterparty	Currency to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	CAD	(150,000)	USD	110,087	5/12/26	$2,059	$—
CITI	GBP	(8,871,000)	USD	12,018,675	5/12/26	277,940	—
CITI	JPY	(3,030,890,000)	USD	19,767,987	5/12/26	596,957	—
JPMCB	CNH	(229,959,563)	USD	33,497,387	5/22/26	—	(15,882)
JPMCB	EUR	(3,588,634)	USD	4,134,837	5/22/26	—	(23,389)
TD	AUD	(12,716,918)	USD	8,985,428	5/12/26	216,308	—
TD	EUR	(89,396,659)	USD	105,999,657	5/12/26	2,459,005	—
TD	EUR	549,707	USD	(635,946)	5/22/26	1,011	—
TD	NOK	7,500,000	USD	(789,649)	5/12/26	—	(15,284)
TD	NZD	(18,450,000)	USD	11,087,444	5/12/26	469,240	—
Total Forward Foreign Currency Exchange Contracts						$4,022,520	$(54,555)
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
Australian 3 yr Treasury Bonds
86	$6,150,436	$6,170,798	6/15/26	$—	$(20,362)	$10,861
Australian 10 yr Treasury Bonds
30	2,230,342	2,240,334	6/15/26	—	(9,992)	16,688
Canadian Treasury 10 yr Bonds
249	21,481,195	21,911,338	6/19/26	—	(430,143)	85,628
Euro-Bobl
901	120,211,209	122,018,598	6/8/26	—	(1,807,389)	80,895
Euro-OAT
55	7,545,331	7,731,084	6/8/26	—	(185,753)	18,908
US Treasury 5 yr Notes
593	64,150,554	64,848,520	6/30/26	—	(697,966)	82,686
US Treasury Long Bonds
29	3,302,375	3,392,550	6/18/26	—	(90,175)	10,875
		228,313,222		—	(3,241,780)	306,541

Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Short Contracts:
E-mini Japanese Treasury 10 yr Bonds
(4)	$(328,786)	$(332,131)	6/12/26	$3,345	$—	$(551)
Euro-Bund
(258)	(37,392,464)	(38,142,992)	6/8/26	750,528	—	(62,404)
Euro-Buxl
(35)	(4,460,541)	(4,511,135)	6/8/26	50,594	—	(29,025)
Euro-Schatz
(279)	(34,102,487)	(34,384,738)	6/8/26	282,251	—	1,700
Japanese Treasury 10 yr Bonds
(5)	(4,105,416)	(4,151,403)	6/15/26	45,987	—	939
Long 10 yr Gilt
(22)	(2,556,375)	(2,688,824)	6/26/26	132,449	—	(3,543)
US Treasury 2 yr Notes
(101)	(20,951,977)	(21,099,292)	6/30/26	147,315	—	(7,891)
US Treasury 10 yr Notes
(332)	(36,867,563)	(37,476,257)	6/18/26	608,694	—	(77,814)
US Treasury 10 yr Ultra Notes
(642)	(72,877,031)	(74,094,601)	6/18/26	1,217,570	—	(194,357)
US Treasury Ultra Bonds
(57)	(6,644,062)	(6,827,535)	6/18/26	183,473	—	(12,409)
		(223,708,908)		3,422,206	—	(385,355)
Total Futures Contracts		$4,604,314		$3,422,206	$(3,241,780)	$(78,814)
The use of forward foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The forward foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.
[1]	See Note 10 in “Notes to financial statements.”
Summary of abbreviations:
AD – Akcionarsko Drustvo
AG – Insured by Assured Guaranty Inc.
CITI – Citigroup
DAC – Designated Activity Company
GNMA – Government National Mortgage Association
JPMCB – JPMorgan Chase Bank
JSC – Joint Stock Company
OAT – Obligations Assimilables du Trésor
PJSC – Private Joint Stock Company
REMIC – Real Estate Mortgage Investment Conduit
S.F. – Single Family
Summary of abbreviations: (continued)
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TAS – Turk Anonim Sirketi
TD – TD Bank
yr – Year
Summary of currencies:
AUD – Australian Dollar
CAD – Canadian Dollar
CNH – Chinese Yuan Renminbi
COP – Colombian Peso

Schedules of investments
Nomura Global Bond Fund
Summary of currencies: (continued)
EUR – European Monetary Unit
GBP – British Pound Sterling
HUF – Hungarian Forint
JPY – Japanese Yen
KZT – Kazakhstani Tenge
MXN – Mexican Peso
NOK – Norwegian Krone
NZD – New Zealand Dollar
TRY – Turkish Lira
USD – US Dollar
ZAR – South African Rand
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura Global Growth Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.78%Δ
Brazil — 1.74%
Rede D'Or Sao Luiz 144A #	1,872,570	$ 14,069,987
		14,069,987
Canada — 2.02%
Alimentation Couche-Tard	288,717	16,364,989
		16,364,989
Denmark — 1.81%
Ascendis Pharma ADR †	64,079	14,656,790
		14,656,790
Finland — 1.81%
Amer Sports †	445,851	14,677,415
		14,677,415
France — 2.53%
Airbus	69,388	13,119,395
EssilorLuxottica	31,584	7,359,865
		20,479,260
Germany — 2.41%
Fresenius & Co.	193,778	10,056,257
SAP	55,327	9,432,293
		19,488,550
India — 3.36%
Bharti Airtel	636,810	12,101,551
NTPC	3,844,009	15,139,971
		27,241,522
Italy — 1.32%
Ferrari	31,526	10,696,897
		10,696,897
Japan — 2.97%
Hoya	76,000	13,175,393
SMC	27,700	10,894,363
		24,069,756
Mexico — 1.06%
Cemex ADR	753,709	8,622,431
		8,622,431
Netherlands — 1.94%
ING Groep	604,416	15,688,633
		15,688,633
Norway — 1.01%
Orkla	647,404	8,147,342
		8,147,342
Singapore — 0.96%
Sea ADR †	94,081	7,790,848
		7,790,848
	Number of shares	Value (US $)
Common StocksΔ (continued)
South Korea — 1.13%
SK Hynix	16,132	$ 9,152,734
		9,152,734
Spain — 2.11%
Banco Bilbao Vizcaya Argentaria	792,396	17,115,412
		17,115,412
Taiwan — 4.98%
Taiwan Semiconductor Manufacturing	697,000	40,310,664
		40,310,664
United Kingdom — 3.24%
BAE Systems	551,404	16,166,342
Barclays	1,931,375	10,107,820
		26,274,162
United States — 62.38%
AbbVie	39,199	8,525,390
Alphabet Class A	66,528	19,130,792
Amazon.com †	85,636	17,835,410
Aon Class A	41,237	13,310,479
Apple	107,067	27,172,534
BJ's Wholesale Club Holdings †	155,280	15,282,658
Broadcom	42,916	13,282,931
Capital One Financial	58,718	10,711,925
Carrier Global	198,012	11,150,056
Casey's General Stores	20,418	14,861,445
ConocoPhillips	64,635	8,531,820
Eli Lilly & Co.	15,626	14,372,326
Hilton Worldwide Holdings	48,785	14,834,543
Home Depot	38,190	12,560,309
Howmet Aerospace	75,081	17,303,167
Ingersoll Rand	130,211	10,432,505
Intercontinental Exchange	83,658	13,157,730
KLA	12,616	18,575,925
Mastercard Class A	29,264	14,622,050
Meta Platforms Class A	19,272	11,026,089
Microsoft	81,712	30,247,331
Morgan Stanley	99,394	16,357,271
Netflix †	160,560	15,437,844
NVIDIA	274,688	47,905,587
PNC Financial Services Group	64,889	13,502,752
Saia †	40,752	14,315,363
Salesforce	52,308	9,764,334
Schneider Electric	42,024	11,446,565
Seagate Technology Holdings	20,367	7,978,976
Sherwin-Williams	36,218	11,609,680
SLB	198,125	10,181,644
Spotify Technology †	30,523	14,800,908
Sunbelt Rentals Holdings	152,350	9,718,613

Schedules of investments
Nomura Global Growth Fund
	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
Vulcan Materials	19,911	$ 5,421,765
		505,368,717
Total Common Stocks (cost $552,178,891)		800,216,109

Short-Term Investments — 0.84%
Money Market Mutual Funds — 0.84%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	1,695,096	1,695,096
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	1,695,096	1,695,096
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	1,695,096	1,695,096
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	1,695,097	1,695,097
Total Short-Term Investments (cost $6,780,385)		6,780,385

Total Value of Securities—99.62% (cost $558,959,276)		806,996,494
Receivables and Other Assets Net of Liabilities — 0.38%		3,111,270
Net Assets Applicable to 21,950,622 Shares Outstanding — 100.00%		$810,107,764
Δ	Securities have been classified by country of risk.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2026, the aggregate value of Rule 144A securities was $14,069,987, which represents 1.74% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Schedules of investmentsφ
Nomura High Income Fund
March 31, 2026
	Principal amount°	Value (US $)
Collateralized Loan Obligations — 3.54%
720 East CLO Series 2022-1A ER 144A 9.568% (TSFR03M + 5.90%, Floor 5.90%) 1/20/38 #, •	2,800,000	$ 2,620,411
ABPCI Direct Lending Fund CLO II Series 2017-1A DRR 144A 7.818% (TSFR03M + 4.15%, Floor 4.15%) 7/20/37 #, •	1,000,000	996,631
AGL CLO 32 Series 2024-32A E 144A 9.42% (TSFR03M + 5.75%, Floor 5.75%) 7/21/37 #, •	2,000,000	1,866,602
AIMCO CLO 15 Series 2021-15A ER 144A 8.268% (TSFR03M + 4.60%, Floor 4.60%) 4/17/38 #, •	2,000,000	1,825,772
AIMCO CLO 18 Series 2022-18A ER 144A 9.168% (TSFR03M + 5.50%, Floor 5.50%) 7/20/37 #, •	850,000	822,727
AMMC CLO 23 Series 2020-23A D2R3 144A 8.568% (TSFR03M + 4.90%, Floor 4.90%) 7/17/38 #, •	2,000,000	1,979,116
ARES Loan Funding III Series 2022-ALF3A ER 144A 9.768% (TSFR03M + 6.10%, Floor 6.10%) 7/25/36 #, •	1,000,000	996,250
Atlas Senior Loan Fund XX Series 2022-20A D1R 144A 7.518% (TSFR03M + 3.85%, Floor 3.85%) 10/19/37 #, •	1,750,000	1,752,548
Bain Capital Credit CLO Series 2017-2A ER3 144A 11.008% (TSFR03M + 7.34%, Floor 7.34%) 7/25/37 #, •	2,000,000	1,851,560
	Principal amount°	Value (US $)
Collateralized Loan Obligations (continued)
Barings CLO Series 2024-5A D2 144A 7.772% (TSFR03M + 4.10%, Floor 4.10%) 7/15/38 #, •	2,500,000	$ 2,442,495
BBAM US CLO III Series 2023-3A DR 144A 8.872% (TSFR03M + 5.20%, Floor 5.20%) 10/15/38 #, •	3,550,000	3,414,120
Carlyle US CLO Series 2021-11A ER 144A 10.168% (TSFR03M + 6.50%, Floor 6.50%) 7/25/37 #, •	2,000,000	1,838,068
Cedar Funding IX CLO Series 2018-9A ER 144A 11.198% (TSFR03M + 7.53%, Floor 7.53%) 7/20/37 #, •	2,000,000	1,902,044
Clover CLO Series 2021-3A ER 144A 8.568% (TSFR03M + 4.90%, Floor 4.90%) 1/25/35 #, •	2,280,000	2,115,021
Elmwood CLO 17 Series 2022-4A ER 144A 9.368% (TSFR03M + 5.70%, Floor 5.70%) 7/17/37 #, •	2,000,000	1,857,692
Empower CLO Series 2022-1A ER 144A 9.568% (TSFR03M + 5.90%, Floor 5.90%) 10/20/37 #, •	2,750,000	2,502,610
Golub Capital Partners CLO 62B Series 2022-62A ER 144A 10.072% (TSFR03M + 6.40%, Floor 6.40%) 10/15/37 #, •	1,150,000	1,058,864
Golub Capital Partners CLO 76 B Series 2024-76A E 144A 9.418% (TSFR03M + 5.75%, Floor 5.75%) 10/25/37 #, •	1,150,000	1,077,632

Schedules of investmentsφ
Nomura High Income Fund
	Principal amount°	Value (US $)
Collateralized Loan Obligations (continued)
Invesco US CLO Series 2023-4A ER 144A 9.418% (TSFR03M + 5.75%, Floor 5.75%) 1/18/39 #, •	1,200,000	$ 1,176,959
Morgan Stanley Eaton Vance CLO Series 2025-21A E 144A 8.372% (TSFR03M + 4.70%, Floor 4.70%) 4/15/38 #, •	1,090,000	1,014,404
Neuberger Berman Loan Advisers CLO 59 Series 2024-59A D2 144A 7.471% (TSFR03M + 3.80%, Floor 3.80%) 1/23/39 #, •	1,100,000	1,054,618
OCP CLO Series 2019-17A ER2 144A 9.918% (TSFR03M + 6.25%, Floor 6.25%) 7/20/37 #, •	3,200,000	3,005,770
OFSI BSL XIV CLO Series 2024-14A E 144A 11.408% (TSFR03M + 7.74%, Floor 7.74%) 7/20/37 #, •	2,000,000	1,830,560
Palmer Square CLO Series 2018-1A DR 144A 10.608% (TSFR03M + 6.94%, Floor 6.94%) 4/18/37 #, •	1,000,000	931,204
Park Blue CLO Series 2022-1A ER 144A 10.758% (TSFR03M + 7.09%, Floor 7.09%) 10/20/37 #, •	2,100,000	1,925,253
Sculptor CLO XXXIII Series 33A D1A 144A 7.068% (TSFR03M + 3.40%, Floor 3.40%) 7/20/37 #, •	1,500,000	1,490,145
Silver Point CLO 5 Series 2024-5A E 144A 10.068% (TSFR03M + 6.40%, Floor 6.40%) 10/20/37 #, •	2,700,000	2,459,136
	Principal amount°	Value (US $)
Collateralized Loan Obligations (continued)
Sound Point CLO Series 2025-1RA E 144A 11.236% (TSFR03M + 7.58%, Floor 7.58%) 2/20/38 #, •	1,600,000	$ 1,441,237
Symphony CLO 39 Series 2023-39A ER 144A 9.168% (TSFR03M + 5.50%, Floor 5.50%) 1/25/38 #, •	3,750,000	3,462,671
TCW CLO
Series 2022-1A ER 144A 10.168% (TSFR03M + 6.50%, Floor 6.50%) 1/20/38 #, •	2,000,000	1,839,398
Series 2024-2A E 144A 10.918% (TSFR03M + 7.25%, Floor 7.25%) 7/17/37 #, •	2,500,000	2,322,917
Series 2024-3A E 144A 10.268% (TSFR03M + 6.60%, Floor 6.60%) 10/20/37 #, •	2,300,000	2,119,229

Wellfleet CLO Series 2022-1A ER 144A 11.422% (TSFR03M + 7.75%, Floor 7.75%) 7/15/37 #, •	2,500,000	2,227,782
Total Collateralized Loan Obligations (cost $65,503,602)		61,221,446

Convertible Bond — 1.40%
Leisure — 1.40%
New Cotai PIK 5.00% exercise price $0.40, maturity date 2/2/27 <<, =, >>, π	26,714,824	24,251,387
Total Convertible Bond (cost $26,545,082)		24,251,387

Corporate Bonds — 81.31%
Automotive — 3.16%
American Axle & Manufacturing 144A 7.75% 10/15/33 #	2,390,000	2,328,130
Garrett Motion Holdings 144A 7.75% 5/31/32 #	12,608,000	13,062,960
Goodyear Tire & Rubber 6.625% 7/15/30	8,110,000	7,937,253

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Automotive (continued)
Nissan Motor 144A 8.125% 7/17/35 #	4,475,000	$ 4,608,092
Phinia 144A 6.625% 10/15/32 #	6,498,000	6,618,512
Wand NewCo 3 144A 7.625% 1/30/32 #	9,118,000	9,328,006
ZF North America Capital 144A 7.50% 3/24/31 #	10,990,000	10,804,161
		54,687,114
Banking — 2.56%
Banco Santander 8.00% 2/1/34 μ, ψ	11,200,000	11,815,530
Bank of Montreal 7.70% 5/26/84 μ	10,435,000	10,723,580
Barclays 9.625% 12/15/29 μ, ψ	10,144,000	11,070,198
Royal Bank of Canada 6.50% 11/24/85 μ	11,010,000	10,646,616
		44,255,924
Basic Industry — 6.07%
AmeriTex HoldCo Intermediate 144A 7.625% 8/15/33 #	5,690,000	5,878,493
Arsenal AIC Parent 144A 8.00% 10/1/30 #	10,935,000	11,398,830
Celanese US Holdings 7.375% 2/15/34	10,274,000	10,534,847
Chemours 144A 7.875% 3/15/34 #	4,925,000	4,928,444
Cleveland-Cliffs
144A 7.00% 3/15/32 #	8,930,000	8,651,404
144A 7.625% 1/15/34 #	6,850,000	6,698,735

K Hovnanian Enterprises 144A 8.375% 10/1/33 #	7,665,000	7,588,790
Mineral Resources 144A 9.25% 10/1/28 #	3,455,000	3,582,913
NOVA Chemicals 144A 9.00% 2/15/30 #	12,770,000	13,496,907
Olympus Water US Holding
144A 7.25% 6/15/31 #	2,640,000	2,581,215
144A 7.25% 2/15/33 #	11,290,000	10,781,794

Standard Building Solutions 144A 6.50% 8/15/32 #	13,825,000	13,844,383
WR Grace Holdings 144A 7.00% 8/1/33 #	5,052,000	4,910,695
		104,877,450
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods — 6.99%
Amentum Holdings 144A 7.25% 8/1/32 #	10,945,000	$ 11,336,448
Arcosa 144A 6.875% 8/15/32 #	6,865,000	7,039,460
Bombardier
144A 7.25% 7/1/31 #	6,805,000	7,139,582
144A 8.75% 11/15/30 #	5,590,000	5,952,187

Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	10,512,000	9,817,723
Goat Holdco 144A 6.75% 2/1/32 #	6,220,000	6,263,503
Lsf12 Helix Parent 144A 7.125% 2/1/33 #	7,028,000	6,781,360
Manitowoc 144A 9.25% 10/1/31 #	6,840,000	7,151,412
Mauser Packaging Solutions Holding
144A 7.875% 4/15/30 #	9,035,000	9,041,460
144A 9.25% 4/15/30 #	13,205,000	12,280,357

Sealed Air 144A 7.25% 2/15/31 #	3,565,000	3,740,577
Toucan FinCo 144A 9.50% 5/15/30 #	3,884,000	3,434,715
TransDigm 144A 6.875% 12/15/30 #	15,800,000	16,199,630
Trivium Packaging Finance
144A 8.25% 7/15/30 #	1,909,000	1,998,824
144A 12.25% 1/15/31 #	9,701,000	10,510,927

VoltaGrid 144A 7.375% 11/1/30 #	2,116,000	2,186,397
		120,874,562
Consumer Goods — 1.73%
Cerdia Finanz 144A 9.375% 10/3/31 #	13,700,000	13,638,761
Fiesta Purchaser
144A 7.875% 3/1/31 #	6,406,000	6,527,028
144A 9.625% 9/15/32 #	9,560,000	9,760,483
		29,926,272
Electric — 1.67%
California Buyer 144A 6.375% 2/15/32 #	9,177,000	8,972,118
Vistra 144A 8.00% 10/15/26 #, μ, ψ	17,255,000	17,465,665
XPLR Infrastructure Operating Partners 144A 8.375% 1/15/31 #	2,270,000	2,390,868
		28,828,651

Schedules of investmentsφ
Nomura High Income Fund
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy — 11.14%
Archrock Partners 144A 6.625% 9/1/32 #	7,980,000	$ 8,141,356
Crescent Energy Finance
144A 7.875% 4/15/32 #	12,905,000	13,194,033
144A 8.375% 1/15/34 #	5,154,000	5,392,476
Genesis Energy
6.75% 3/15/34	5,050,000	5,029,601
7.875% 5/15/32	3,320,000	3,416,512

Gulfport Energy Operating 144A 6.75% 9/1/29 #	13,705,000	14,033,509
Hilcorp Energy I
144A 6.00% 2/1/31 #	2,330,000	2,266,220
144A 6.25% 4/15/32 #	10,220,000	9,898,463
144A 7.25% 2/15/35 #	11,435,000	11,408,980

Matador Resources 144A 6.25% 4/15/33 #	9,555,000	9,570,049
Nabors Industries
144A 8.875% 8/15/31 #	2,821,000	2,940,644
144A 9.125% 1/31/30 #	5,178,000	5,439,805

NGL Energy Operating 144A 8.375% 2/15/32 #	13,785,000	14,216,112
Noble Finance II 144A 8.00% 4/15/30 #	10,295,000	10,605,000
Permian Resources Operating
144A 7.00% 1/15/32 #	4,495,000	4,657,652
144A 9.875% 7/15/31 #	2,090,000	2,219,473

SESI 144A 7.875% 9/30/30 #	2,175,000	2,219,407
SM Energy
144A 7.00% 8/1/32 #	6,074,000	6,206,711
144A 9.625% 6/15/33 #	10,970,000	12,125,975
Transocean International
144A 7.875% 10/15/32 #	10,047,000	10,742,152
144A 8.50% 5/15/31 #	5,610,000	5,887,207

USA Compression Partners 144A 7.125% 3/15/29 #	5,582,000	5,714,663
Venture Global LNG 144A 9.875% 2/1/32 #	17,015,000	18,282,243
Venture Global Plaquemines LNG 144A 7.75% 5/1/35 #	7,980,000	8,948,796
		192,557,039
Financial Services — 6.34%
Azorra Finance 144A 7.75% 4/15/30 #	13,970,000	14,400,500
CrossCountry Intermediate HoldCo 144A 6.50% 10/1/30 #	10,900,000	10,402,836
Focus Financial Partners 144A 6.75% 9/15/31 #	13,172,000	13,094,238
FTAI Aviation Investors 144A 7.00% 6/15/32 #	13,995,000	14,357,904
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Financial Services (continued)
Industrial F&B Investments III 144A 7.75% 2/11/33 #	2,153,000	$ 2,177,228
Jefferies Finance 144A 6.625% 10/15/31 #	13,600,000	12,978,942
OneMain Finance
6.625% 5/15/29	9,277,000	9,297,604
7.125% 9/15/32	2,849,000	2,809,417
PennyMac Financial Services
144A 6.875% 5/15/32 #	5,840,000	5,641,541
144A 6.875% 2/15/33 #	8,960,000	8,580,516
UBS Group
144A 6.85% 9/10/29 #, μ, ψ	2,775,000	2,751,758
144A 7.125% 8/10/34 #, μ, ψ	9,500,000	9,344,438

UWM Holdings 144A 6.625% 2/1/30 #	4,054,000	3,827,247
		109,664,169
Healthcare — 4.95%
1261229 BC 144A 10.00% 4/15/32 #	5,295,000	5,425,728
AthenaHealth Group 144A 6.50% 2/15/30 #	10,920,000	10,261,455
CHS
144A 6.125% 4/1/30 #	3,563,000	3,101,857
144A 6.875% 4/15/29 #	3,555,000	3,422,284
144A 9.75% 1/15/34 #	8,175,000	8,494,791

GENMAB 144A 7.25% 12/15/33 #	2,015,000	2,111,007
Global Medical Response 144A 7.375% 10/1/32 #	6,231,000	6,475,847
LifePoint Health 144A 11.00% 10/15/30 #	5,395,000	5,808,905
National Mentor Holdings 144A 10.50% 12/15/30 #	1,448,000	1,495,707
Organon & Co. 144A 5.125% 4/30/31 #	11,228,000	9,161,879
Paradigm Parent and Paradigm Parent CO-Issuer 144A 8.75% 4/17/32 #	2,400,000	2,134,526
Radiology Partners 144A 8.50% 7/15/32 #	3,735,000	3,791,473
Raven Acquisition Holdings 144A 6.875% 11/15/31 #	10,235,000	9,875,824
Surgery Center Holdings 144A 7.25% 4/15/32 #	14,265,000	14,028,533
		85,589,816
Insurance — 5.80%
Ardonagh Finco 144A 7.75% 2/15/31 #	16,665,000	16,872,596

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Insurance (continued)
Howden UK Refinance
144A 7.25% 2/15/31 #	9,350,000	$ 9,435,982
144A 8.125% 2/15/32 #	8,375,000	7,854,618
HUB International
144A 7.25% 6/15/30 #	5,860,000	6,006,377
144A 7.375% 1/31/32 #	13,935,000	14,221,894

Jones Deslauriers Insurance Management 144A 8.50% 3/15/30 #	21,010,000	21,373,011
Panther Escrow Issuer 144A 7.125% 6/1/31 #	13,925,000	13,978,806
USI 144A 7.50% 1/15/32 #	10,450,000	10,600,574
		100,343,858
Leisure — 2.24%
Caesars Entertainment
144A 6.50% 2/15/32 #	6,890,000	6,815,299
144A 7.00% 2/15/30 #	8,210,000	8,315,375

Light & Wonder International 144A 7.25% 11/15/29 #	6,265,000	6,389,517
Lindblad Expeditions 144A 7.00% 9/15/30 #	2,205,000	2,252,619
Mohegan Tribal Gaming Authority 144A 8.25% 4/15/30 #	3,226,000	3,304,747
Six Flags Entertainment 144A 8.625% 1/15/32 #	7,979,000	7,997,338
Voyager Parent 144A 9.25% 7/1/32 #	3,500,000	3,635,937
		38,710,832
Media — 10.32%
Advantage Sales & Marketing 144A 9.00% 11/15/30 #	6,328,211	4,714,517
AMC Networks 144A 10.50% 7/15/32 #	6,100,142	5,992,269
CCO Holdings 144A 7.00% 2/1/33 #	23,225,000	23,312,077
Cimpress 144A 7.375% 9/15/32 #	9,505,000	9,433,866
Clear Channel Outdoor Holdings 144A 7.50% 3/15/33 #	6,155,000	6,522,718
CMG Media 144A 8.875% 6/18/29 #	14,477,000	12,589,532
CSC Holdings
144A 4.50% 11/15/31 #	10,380,000	6,169,857
144A 5.00% 11/15/31 #	10,946,000	3,983,946

Cumulus Media New Holdings 144A 8.00% 7/1/29 #, ‡	18,686,000	2,802,900
Directv Financing 144A 8.875% 2/1/30 #	2,530,000	2,520,247
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Media (continued)
Gray Media
144A 5.375% 11/15/31 #	13,758,000	$ 10,226,940
144A 7.25% 8/15/33 #	4,905,000	4,946,379

McGraw-Hill Education 144A 7.375% 9/1/31 #	16,282,000	16,632,177
Midcontinent Communications 144A 8.00% 8/15/32 #	13,065,000	12,184,872
Nexstar Media
144A 6.50% 9/15/33 #	6,075,000	6,124,961
144A 7.25% 4/15/34 #	1,758,000	1,765,096
OAK-Eagle Acquireco
144A 7.25% 7/1/33 #	4,305,194	4,463,386
144A 8.75% 7/1/34 #	2,812,000	2,945,701

Snap 144A 6.875% 3/1/33 #	12,620,000	11,927,038
Stagwell Global 144A 5.625% 8/15/29 #	14,375,000	13,698,044
Univision Communications
144A 7.375% 6/30/30 #	8,345,000	8,183,064
144A 9.375% 8/1/32 #	5,650,000	5,827,185

Versant Media Group 144A 7.25% 1/30/31 #	1,352,000	1,384,747
		178,351,519
Non-Electric Utilities — 0.22%
AmeriGas Partners 144A 9.50% 6/1/30 #	3,495,000	3,716,747
		3,716,747
Real Estate — 0.80%
Brandywine Operating Partnership 8.875% 4/12/29	2,265,000	2,301,548
Outfront Media Capital 144A 7.375% 2/15/31 #	2,335,000	2,436,054
RHP Hotel Properties 144A 7.25% 7/15/28 #	2,390,000	2,441,648
Service Properties Trust 8.875% 6/15/32	2,500,000	2,480,383
Starwood Property Trust 144A 6.50% 7/1/30 #	4,116,000	4,205,848
		13,865,481
Retail — 4.91%
Bath & Body Works
6.875% 11/1/35	9,195,000	9,055,436
6.95% 3/1/33	1,347,000	1,301,287

Beach Acquisition Bidco PIK 144A 10.00% 7/15/33 #, >>	8,121,444	8,655,367
Carvana PIK 144A 9.00% 6/1/30 #, >	5,122,650	5,332,489

Schedules of investmentsφ
Nomura High Income Fund
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Retail (continued)

eG Global Finance 144A 12.00% 11/30/28 #	2,180,000	$ 2,333,618
Magnera 144A 7.25% 11/15/31 #	18,481,000	17,126,435
Michaels
144A 8.50% 3/15/33 #	4,712,000	4,592,075
144A 11.00% 3/15/34 #	2,071,000	1,930,860

Petco Health & Wellness 144A 8.25% 2/1/31 #	2,165,000	2,163,516
PetSmart
144A 7.50% 9/15/32 #	3,350,000	3,368,810
144A 10.00% 9/15/33 #	2,230,000	2,227,387

Rakuten Group 144A 11.25% 2/15/27 #	4,520,000	4,683,526
Victra Holdings 144A 8.75% 9/15/29 #	16,325,000	16,956,337
William Carter 144A 7.375% 2/15/31 #	5,108,000	5,216,319
		84,943,462
Services — 4.34%
Albion Financing 1 144A 7.00% 5/21/30 #	5,725,000	5,855,398
Herc Holdings
144A 7.00% 6/15/30 #	3,810,000	3,909,380
144A 7.25% 6/15/33 #	2,595,000	2,661,411

QXO Building Products 144A 6.75% 4/30/32 #	2,891,000	2,951,324
Resideo Funding 144A 6.50% 7/15/32 #	11,765,000	11,606,486
S&S Holdings 144A 8.375% 10/1/31 #	5,390,000	4,760,278
Staples 144A 10.75% 9/1/29 #	13,525,000	12,518,595
Synergy Infrastructure Holdings 144A 7.875% 12/1/30 #	4,125,000	4,215,020
White Cap Supply Holdings 144A 7.375% 11/15/30 #	18,370,000	17,832,637
Williams Scotsman 144A 6.625% 4/15/30 #	8,510,000	8,651,172
		74,961,701
Technology & Electronics — 2.66%
Capstone Borrower 144A 8.00% 6/15/30 #	4,890,000	4,676,893
Cipher Compute 144A 7.125% 11/15/30 #	3,112,000	3,228,012
Cloud Software Group
144A 6.50% 3/31/29 #	6,085,000	5,942,339
144A 9.00% 9/30/29 #	7,795,000	7,527,075

ION Platform Finance US 144A 7.875% 9/30/32 #	10,900,000	8,450,506
UKG 144A 6.875% 2/1/31 #	12,225,000	11,958,133
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology & Electronics (continued)

WULF Compute 144A 7.75% 10/15/30 #	4,024,000	$ 4,254,636
		46,037,594
Telecommunications — 5.41%
APLD ComputeCo 2 144A 6.75% 3/15/31 #	1,787,000	1,775,097
Connect Finco 144A 9.00% 9/15/29 #	14,985,000	15,761,073
CoreWeave 144A 9.00% 2/1/31 #	2,230,000	2,124,675
Digicel International Finance 144A 8.625% 8/1/32 #	5,655,000	5,758,351
Iliad Holding 144A 8.50% 4/15/31 #	20,110,000	21,058,247
Rogers Communications 7.125% 4/15/55 μ	10,860,000	11,119,864
Sable International Finance 144A 7.125% 10/15/32 #	13,695,000	13,541,121
Uniti Services 144A 7.50% 10/15/33 #	5,678,000	5,907,202
Vmed O2 UK Financing I 144A 7.75% 4/15/32 #	11,765,000	11,291,999
VZ Secured Financing 144A 7.50% 1/15/33 #	5,500,000	5,189,244
		93,526,873
Total Corporate Bonds (cost $1,428,349,481)		1,405,719,064

Loan Agreements — 7.44%
Automotive — 0.64%
Clarios Global 6.418% (SOFR01M + 2.75%) 1/28/32 •	4,855,600	4,849,531
Tenneco Tranche B 8.756% - 8.800% (SOFR03M + 5.10%) 11/17/28 •	6,295,000	6,146,803
		10,996,334
Basic Industry — 1.10%
Form Technologies 9.42% (SOFR03M + 5.75%) 7/19/30 •	5,825,975	5,319,843
Hunter Douglas Holding Tranche B-1 6.70% (SOFR03M + 3.00%) 1/17/32 •	7,469,769	7,448,293

	Principal amount°	Value (US $)

Loan Agreements (continued)
Basic Industry (continued)
Usalco
7.168% (SOFR01M + 3.50%) 9/30/31 •	5,600,070	$ 5,593,070
7.176% (SOFR01M + 3.50%) 9/30/31 •	584,258	583,528
		18,944,734
Capital Goods — 0.43%
Clydesdale Acquisition Holdings Tranche B 6.918% (SOFR01M + 3.25%) 4/1/32 •	2,552,684	2,388,532
SunSource Borrower 7.768% (SOFR01M + 4.10%) 3/25/31 •	5,108,735	5,112,459
		7,500,991
Healthcare — 2.75%
Bausch & Lomb 7.418% (SOFR01M + 3.75%) 1/15/31 •	13,754,066	13,801,352
Cotiviti 7.625% 5/1/31	14,040,000	13,136,175
Heartland Dental 7.418% (SOFR01M + 3.75%) 8/25/32 •	20,655,476	20,622,613
		47,560,140
Leisure — 0.30%
Scientific Games Holdings 6.652% (SOFR03M + 3.00%) 4/4/29 •	5,195,522	5,124,894
		5,124,894
Media — 0.25%
DirectV Financing Tranche B 9.167% (SOFR03M + 5.50%) 2/17/31 •	3,259,750	3,267,391
Univision Communications 1st Lien 7.95% (SOFR03M + 4.25%) 6/24/29 •	1,126,339	1,123,993
		4,391,384
Retail — 0.40%
Flynn Restaurant Group 7.418% (SOFR01M + 3.75%) 1/28/32 •	7,050,780	6,936,205
		6,936,205
Technology & Electronics — 1.57%
Applied Systems 2nd Lien 8.20% (SOFR03M + 4.50%) 2/23/32 •	13,310,000	13,160,262
	Principal amount°	Value (US $)

Loan Agreements (continued)
Technology & Electronics (continued)
Clover Holdings 2 7.75% 12/9/31	14,733,663	$ 13,923,311
		27,083,573
Total Loan Agreements (cost $130,372,311)		128,538,255
	Number of shares
Common Stocks — 0.83%♣
Consumer Discretionary — 0.79%
ASG Warrant =, †, π	19,688	0
Studio City International Holdings ADR †	5,668,119	13,773,529
		13,773,529
Energy — 0.04%
BIS Industries Holdings <<, =, †, π	19,682,813	96,623
Maritime Finance =, †	1,750,000	550,711
Sabine Oil & Gas Holdings =, †	5,385	6,671
Westmoreland Coal =, †, π	4,238	3,179
		657,184
Financials — 0.00%
New Cotai <<, =, †, π, ∞	20,316,462	0
		0
Total Common Stocks (cost $262,038,319)		14,430,713

Short-Term Investments — 3.23%
Money Market Mutual Funds — 3.23%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	13,966,142	13,966,142
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	13,966,141	13,966,141
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	13,966,141	13,966,141

Schedules of investmentsφ
Nomura High Income Fund
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	13,966,141	$ 13,966,141
Total Short-Term Investments (cost $55,864,565)		55,864,565

Total Value of Securities—97.75% (cost $1,968,673,360)		1,690,025,430
Receivables and Other Assets Net of Liabilities—2.25%		38,860,274
Net Assets Applicable to 300,838,207 Shares Outstanding—100.00%		$1,728,885,704
φ	Consolidated schedule of investments.
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2026, the aggregate value of Rule 144A securities was $1,357,400,834, which represents 78.51% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
>>	PIK. 100% of the income received was in the form of principal.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2026. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
‡	Security is currently in default.
>	PIK. 100% of the income received was in the form of cash.
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
∞	Represents a position held in the Subsidiary.
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2026, the aggregate value of restricted securities was $24,351,189, which represented 1.41% of the Fund’s net assets. See Note 13 in “Notes to financial statements” and the table below for additional details on restricted securities.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
ASG Warrant	5/30/18	$1,206,000	$0
BIS Industries Holdings	12/22/17	1,852,487	96,623
New Cotai	9/29/20	194,451,977	0
New Cotai PIK	2/7/22	26,545,082	24,251,387
Westmoreland Coal	3/15/19	3,179	3,179
Total		$224,058,725	$24,351,189
Summary of abbreviations:
ADR – American Depositary Receipt
CLO – Collateralized Loan Obligation
LNG – Liquefied Natural Gas
PIK – Payment-in-kind
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura International Core Equity Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 93.54%Δ
Brazil — 7.08%
Banco do Brasil	4,572,735	$ 20,357,205
Cia de Saneamento Basico do Estado de Sao Paulo	739,762	22,654,795
Embraer ADR	377,229	22,384,769
MercadoLibre †	11,664	20,167,289
		85,564,058
Canada — 5.62%
Alimentation Couche-Tard	400,390	22,694,811
Celestica †	47,019	13,244,312
Descartes Systems Group †	194,917	13,961,275
TFI International	165,449	18,008,977
		67,909,375
China — 7.68%
Alibaba Group Holding	655,900	10,280,898
China Tourism Group Duty Free Class H 144A #	1,962,138	16,408,499
Henderson Land Development	5,607,000	20,831,156
Prudential	2,095,894	29,139,456
Zijin Mining Group Class H	3,606,000	16,221,587
		92,881,596
Denmark — 1.82%
Ascendis Pharma ADR †	96,163	21,995,363
		21,995,363
Finland — 1.72%
Amer Sports †	631,721	20,796,255
		20,796,255
France — 1.69%
Airbus	108,132	20,444,838
		20,444,838
Germany — 3.09%
BioNTech ADR †	137,896	12,256,197
KION Group	166,112	8,875,710
Siemens Energy	94,026	16,214,744
		37,346,651
India — 3.90%
Axis Bank	1,912,693	23,689,129
Bharti Airtel	1,237,027	23,507,710
		47,196,839
Ireland — 1.54%
Experian	536,630	18,564,445
		18,564,445
Japan — 9.38%
Daikin Industries	213,500	25,608,674
Mitsubishi UFJ Financial Group	1,824,000	30,887,497
Nintendo	229,700	13,112,572
Olympus	560,300	5,338,163
	Number of shares	Value (US $)
Common StocksΔ (continued)
Japan (continued)
SMC	97,700	$ 38,425,245
		113,372,151
Luxembourg — 2.11%
Eurofins Scientific	349,521	25,504,205
		25,504,205
Mexico — 1.61%
Cemex ADR	1,706,789	19,525,666
		19,525,666
Netherlands — 10.55%
Adyen 144A #, †	25,329	25,350,540
Argenx ADR †	35,676	26,052,399
ASML Holding	28,395	37,758,440
ING Groep	1,479,192	38,394,915
		127,556,294
Singapore — 2.65%
Grab Holdings Class A †	4,961,687	18,159,775
Sea ADR †	167,626	13,881,109
		32,040,884
South Korea — 5.15%
Samsung Electronics	289,008	33,802,778
SK Hynix	50,162	28,460,169
		62,262,947
Spain — 2.54%
Banco Bilbao Vizcaya Argentaria	1,420,396	30,679,941
		30,679,941
Taiwan — 8.05%
Taiwan Semiconductor Manufacturing	1,683,000	97,335,505
		97,335,505
United Kingdom — 6.95%
3i Group	237,694	7,746,687
BAE Systems	709,637	20,805,497
Barclays	3,232,305	16,916,216
Compass Group	962,939	26,866,892
Flutter Entertainment †	114,452	11,668,381
		84,003,673
United States — 10.41%
Booking Holdings	4,002	16,849,701
BP ADR	246,674	11,593,678
CNH Industrial	2,167,464	23,842,104
James Hardie Industries †	841,523	15,938,445
SLB	566,661	29,120,709

Schedules of investments
Nomura International Core Equity Fund
	Number of shares	Value (US $)
Common StocksΔ (continued)
United States (continued)
Spotify Technology †	58,668	$ 28,448,700
		125,793,337
Total Common Stocks (cost $965,794,202)		1,130,774,023

Preferred Stock — 1.97%Δ
Germany — 1.97%
Henkel & Co. 3.17% ω	307,915	23,786,180
Total Preferred Stock (cost $27,482,419)		23,786,180

Short-Term Investments — 0.63%
Money Market Mutual Funds — 0.63%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	1,912,368	1,912,368
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	1,912,368	1,912,368
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	1,912,368	1,912,368
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	1,912,368	1,912,368
Total Short-Term Investments (cost $7,649,472)		7,649,472

Total Value of Securities—96.14% (cost $1,000,926,093)		1,162,209,675
Receivables and Other Assets Net of Liabilities — 3.86%		46,605,248
Net Assets Applicable to 56,992,997 Shares Outstanding — 100.00%		$1,208,814,923
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2026, the aggregate value of Rule 144A securities was $41,759,039, which represents 3.45% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura Large Cap Growth Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 99.92%♣
Communication Services — 9.72%
Alphabet Class A	1,287,763	$ 370,309,129
Meta Platforms Class A	222,339	127,206,812
Netflix †	723,841	69,597,312
		567,113,253
Consumer Discretionary — 8.66%
Amazon.com †	1,691,490	352,286,622
Booking Holdings	24,322	102,403,403
Ferrari	149,473	50,589,137
		505,279,162
Consumer Staples — 0.68%
Coca-Cola	519,004	39,470,254
		39,470,254
Financials — 15.15%
Intercontinental Exchange	1,052,237	165,495,835
Mastercard Class A	365,013	182,382,396
MSCI	191,838	103,402,600
S&P Global	356,591	151,672,416
Visa Class A	930,596	281,263,335
		884,216,582
Healthcare — 9.29%
Danaher	729,039	138,225,795
Edwards Lifesciences †	1,300,590	104,151,247
Gilead Sciences	588,755	82,054,784
IDEXX Laboratories †	96,815	54,399,380
Intuitive Surgical †	222,057	102,366,057
Veeva Systems Class A †	345,747	60,733,918
		541,931,181
Industrials — 6.42%
Broadridge Financial Solutions	392,088	63,706,458
Equifax	249,379	44,905,677
Old Dominion Freight Line	95,716	18,702,906
Verisk Analytics	641,052	121,639,617
Waste Connections	774,980	125,887,751
		374,842,409
Information Technology — 48.42%
Advanced Micro Devices †	587,965	119,609,720
Apple	2,133,606	541,487,867
Autodesk †	213,953	51,220,348
Broadcom	537,688	166,419,813
Intuit	189,359	81,875,044
Microsoft	1,756,111	650,059,609
Motorola Solutions	195,083	84,660,169
NVIDIA	5,201,570	907,153,808
Synopsys †	94,237	37,363,086
Taiwan Semiconductor Manufacturing ADR	549,501	185,703,863
		2,825,553,327
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Materials — 1.53%
Vulcan Materials	326,548	$ 88,919,021
		88,919,021
Real Estate — 0.05%
CoStar Group †	72,668	2,931,427
		2,931,427
Total Common Stocks (cost $2,341,371,120)		5,830,256,616

Total Value of Securities—99.92% (cost $2,341,371,120)		5,830,256,616
Receivables and Other Assets Net of Liabilities—0.08%		4,920,974
Net Assets Applicable to 173,566,500 Shares Outstanding—100.00%		$5,835,177,590
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
MSCI – Morgan Stanley Capital International
S&P – Standard & Poor’s Financial Services LLC
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura Mid Cap Growth Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 100.09%♣
Communication Services — 0.55%
Stubhub Holdings Class A †	2,632,532	$ 16,427,000
		16,427,000
Consumer Discretionary — 18.99%
Amer Sports †	921,968	30,351,187
Dutch Bros Class A †	764,366	38,722,781
Floor & Decor Holdings Class A †	1,058,013	53,747,060
Hilton Worldwide Holdings	234,470	71,297,638
On Holding Class A †	1,108,057	37,696,099
Planet Fitness Class A †	387,002	28,785,209
Royal Caribbean Cruises	410,952	113,085,771
SharkNinja †	409,386	43,353,977
Tapestry	333,845	47,108,868
Texas Roadhouse	169,497	27,990,735
Tractor Supply	997,492	45,186,388
Viking Holdings †	422,560	31,049,709
		568,375,422
Consumer Staples — 1.54%
Casey's General Stores	63,237	46,027,683
		46,027,683
Financials — 7.42%
Brown & Brown	542,871	35,400,618
Corpay †	144,628	42,085,302
Houlihan Lokey	215,715	30,980,988
Kinsale Capital Group	107,466	36,716,834
LPL Financial Holdings	256,251	77,087,988
		222,271,730
Healthcare — 22.49%
Align Technology †	290,647	49,825,615
Alnylam Pharmaceuticals †	153,221	50,696,232
Ascendis Pharma ADR †	146,632	33,539,137
Bio-Techne	1,235,246	64,553,956
Cardinal Health	169,509	35,818,947
Dexcom †	438,445	27,534,346
Edwards Lifesciences †	859,900	68,860,792
IDEXX Laboratories †	204,894	115,127,890
Insmed †	264,253	43,210,651
Insulet †	285,126	59,830,840
Ionis Pharmaceuticals †	606,560	45,546,590
STERIS	160,958	35,592,643
TransMedics Group †	109,306	10,866,109
Waystar Holding †	1,333,593	32,152,927
		673,156,675
Industrials — 24.66%
BWX Technologies	229,462	46,922,684
Construction Partners Class A †	202,114	22,458,908
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
Copart †	988,514	$ 32,818,665
Fastenal	1,827,908	84,814,931
Ferguson Enterprises	266,697	62,209,742
Generac Holdings †	289,562	56,560,146
HEICO Class A	248,858	52,531,435
Howmet Aerospace	282,531	65,112,094
Kratos Defense & Security Solutions †	426,400	30,065,464
Lincoln Electric Holdings	239,531	59,662,382
Old Dominion Freight Line	163,031	31,856,257
Paylocity Holding †	344,311	37,199,360
Quanta Services	168,974	92,770,106
SPX Technologies †	315,360	63,053,078
		738,035,252
Information Technology — 20.24%
Bentley Systems Class B	882,775	31,003,058
Cloudflare Class A †	479,365	98,912,174
Datadog Class A †	323,311	38,166,864
GlobalFoundries †	567,550	25,244,624
MACOM Technology Solutions Holdings †	268,773	59,686,420
Manhattan Associates †	325,967	43,392,727
Monolithic Power Systems	110,572	120,893,896
Novanta †	485,852	57,383,980
Rambus †	190,340	16,374,950
Snowflake Class A †	330,423	49,834,397
Tyler Technologies †	105,772	36,214,217
Zscaler †	204,100	28,633,189
		605,740,496
Materials — 1.98%
Martin Marietta Materials	100,562	59,198,838
		59,198,838
Real Estate — 2.22%
CoStar Group †	1,651,887	66,637,122
		66,637,122
Total Common Stocks (cost $2,535,385,242)		2,995,870,218

Total Value of Securities—100.09% (cost $2,535,385,242)		2,995,870,218
Liabilities Net of Receivables and Other Assets—(0.09%)		(2,616,093)
Net Assets Applicable to 129,855,510 Shares Outstanding—100.00%		$2,993,254,125

♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura Mid Cap Income Opportunities Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.66%♣
Consumer Discretionary — 16.94%
Darden Restaurants	102,736	$ 20,140,365
Garmin	88,666	20,571,399
Service Corp. International	246,144	20,309,342
Tractor Supply	441,281	19,990,029
Travel + Leisure	297,927	20,613,569
Vail Resorts	159,844	20,511,182
		122,135,886
Consumer Staples — 5.32%
Hershey	93,941	19,529,395
McCormick & Co.	373,019	18,815,078
		38,344,473
Energy — 2.75%
SLB	386,114	19,842,398
		19,842,398
Financials — 8.40%
Ares Management Class A	184,808	20,162,554
Arthur J Gallagher & Co.	92,793	20,097,108
First American Financial	336,331	20,277,396
		60,537,058
Healthcare — 8.49%
Cardinal Health	97,128	20,524,117
Quest Diagnostics	101,636	19,918,623
Royalty Pharma Class A	433,182	20,779,740
		61,222,480
Industrials — 22.61%
Broadridge Financial Solutions	121,736	19,779,665
Fastenal	444,117	20,607,029
L3Harris Technologies	58,949	20,346,247
nVent Electric	177,823	21,032,905
Paychex	214,428	19,753,107
Rollins	376,461	20,106,782
Snap-on	56,193	20,410,422
Watsco	57,453	20,900,827
		162,936,984
Information Technology — 11.56%
Microchip Technology	325,361	21,021,574
NetApp	197,346	20,206,257
Seagate Technology Holdings	53,917	21,122,524
TE Connectivity	100,163	20,936,070
		83,286,425
Materials — 14.16%
AptarGroup	162,440	20,470,689
Avery Dennison	119,171	20,578,448
Packaging Corp. of America	95,860	20,343,409
RPM International	204,350	20,312,390
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Materials (continued)
Sonoco Products	376,807	$ 20,381,491
		102,086,427
Real Estate — 5.65%
Extra Space Storage	156,210	20,483,817
Kilroy Realty	718,024	20,255,457
		40,739,274
Utilities — 2.78%
Evergy	244,730	20,048,282
		20,048,282
Total Common Stocks (cost $465,969,529)		711,179,687

Short-Term Investments — 1.10%
Money Market Mutual Funds — 1.10%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	1,985,650	1,985,650
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	1,985,651	1,985,651
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	1,985,651	1,985,651
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	1,985,650	1,985,650
Total Short-Term Investments (cost $7,942,602)		7,942,602

Total Value of Securities—99.76% (cost $473,912,131)		719,122,289
Receivables and Other Assets Net of Liabilities—0.24%		1,700,533
Net Assets Applicable to 42,432,212 Shares Outstanding—100.00%		$720,822,822
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura Small Cap Growth Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.04%♣
Communication Services — 2.51%
IMAX †	648,961	$ 24,667,008
		24,667,008
Consumer Discretionary — 10.48%
Boot Barn Holdings †	63,152	9,242,927
Cava Group †	224,521	18,163,749
Dorman Products †	75,239	7,851,942
Group 1 Automotive	26,058	8,615,556
Modine Manufacturing †	59,324	12,856,104
Ollie's Bargain Outlet Holdings †	154,719	14,240,337
OneSpaWorld Holdings	550,310	12,629,614
Patrick Industries	82,312	9,142,394
Shake Shack Class A †	117,398	10,386,201
		103,128,824
Consumer Staples — 3.68%
Chefs' Warehouse †	267,881	15,925,525
PriceSmart	134,991	20,316,146
		36,241,671
Energy — 2.53%
APA	217,002	9,209,565
Magnolia Oil & Gas Class A	201,531	6,362,333
Solaris Energy Infrastructure	164,274	9,283,124
		24,855,022
Financials — 8.53%
Affiliated Managers Group	18,264	5,053,649
Axos Financial †	95,068	8,089,336
FirstCash Holdings	116,026	21,812,888
Houlihan Lokey	69,168	9,933,908
Paymentus Holdings Class A †	234,260	5,950,204
Seacoast Banking	555,615	16,829,579
WisdomTree	1,114,925	16,233,308
		83,902,872
Healthcare — 23.00%
Adaptive Biotechnologies †	1,008,596	13,999,312
Alphatec Holdings †	878,341	9,556,350
ANI Pharmaceuticals †	196,758	15,130,690
Artivion †	321,317	11,766,629
Axsome Therapeutics †	85,681	14,481,803
Catalyst Pharmaceuticals †	511,838	12,673,109
Encompass Health	197,291	19,083,958
GeneDx Holdings †	114,022	7,322,493
Guardant Health †	129,464	11,958,590
HealthEquity †	119,832	10,014,360
KalVista Pharmaceuticals †	353,284	7,111,607
Mirum Pharmaceuticals †	277,335	25,620,207
Phathom Pharmaceuticals †	819,324	9,102,690
Phreesia †	534,581	4,479,789
Repligen †	35,901	4,229,856
Tarsus Pharmaceuticals †	273,131	19,160,140
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Healthcare (continued)
TransMedics Group †	57,598	$ 5,725,817
Travere Therapeutics †	421,116	12,511,356
Vericel †	385,196	12,391,755
		226,320,511
Industrials — 23.68%
AAON	111,775	9,249,381
AAR †	180,880	19,799,125
AeroVironment †	24,561	4,495,891
American Superconductor †	259,087	8,770,095
ATI †	75,261	10,947,465
Atmus Filtration Technologies	193,569	10,988,912
Bloom Energy Class A †	26,094	3,535,476
Construction Partners Class A †	141,352	15,707,034
Everus Construction Group †	202,840	23,947,290
Federal Signal	41,325	4,468,886
Flowserve	161,728	11,888,625
FTAI Aviation	49,251	12,066,495
Huron Consulting Group †	83,212	10,608,698
Kratos Defense & Security Solutions †	54,159	3,818,751
Legence Class A †	193,700	10,936,302
Leonardo DRS	316,367	14,084,659
Loar Holdings †	92,377	5,292,278
Mercury Systems †	82,614	6,023,387
SkyWest †	36,677	3,368,049
SPX Technologies †	74,370	14,869,538
Standex International	46,559	11,866,027
Willdan Group †	43,005	3,292,463
Xometry Class A †	191,898	7,837,114
York Space Systems †	231,387	5,129,850
		232,991,791
Information Technology — 22.55%
Advanced Energy Industries	96,104	31,013,722
Agilysys †	138,295	9,838,306
AvePoint †	502,918	4,782,750
Bel Fuse Class B	34,714	6,872,678
Descartes Systems Group †	80,684	5,773,747
DigitalOcean Holdings †	123,237	10,571,270
Fabrinet †	7,318	3,816,483
InterDigital	24,085	7,273,670
Kulicke & Soffa Industries	85,732	5,634,307
Lumentum Holdings †	7,883	5,539,857
MACOM Technology Solutions Holdings †	77,239	17,152,465
Mirion Technologies †	394,623	7,336,042
MKS	78,351	18,005,843
OSI Systems †	110,285	29,281,770
Q2 Holdings †	157,862	7,466,873
Rambus †	52,548	4,520,704

Schedules of investments
Nomura Small Cap Growth Fund
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Rubrik Class A †	125,314	$ 6,136,627
SailPoint †	690,841	9,146,735
ServiceTitan Class A †	63,448	4,026,410
Silicon Motion Technology ADR	118,538	13,310,632
Synaptics †	205,709	14,407,858
		221,908,749
Materials — 1.08%
Knife River †	130,835	10,682,678
		10,682,678
Total Common Stocks (cost $782,749,056)		964,699,126

Short-Term Investments — 1.70%
Money Market Mutual Funds — 1.70%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	4,184,954	4,184,954
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	4,184,956	4,184,956
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	4,184,956	4,184,956
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	4,184,956	4,184,956
Total Short-Term Investments (cost $16,739,822)		16,739,822

Total Value of Securities—99.74% (cost $799,488,878)		981,438,948
Receivables and Other Assets Net of Liabilities—0.26%		2,556,938
Net Assets Applicable to 67,595,388 Shares Outstanding—100.00%		$983,995,886
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura Smid Cap Core Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.38%♣
Communication Services — 2.55%
IMAX †	99,286	$ 3,773,861
Nexstar Media Group	9,567	1,730,001
Omnicom Group	29,417	2,215,394
Yelp †	48,328	1,195,635
		8,914,891
Consumer Discretionary — 8.78%
Aramark	74,410	3,016,581
BorgWarner	59,689	3,238,725
Brinker International †	15,105	2,156,541
Dick's Sporting Goods	22,195	4,401,047
KB Home	23,010	1,190,768
La-Z-Boy	41,837	1,344,641
Life Time Group Holdings †	96,038	2,587,264
Malibu Boats Class A †	33,899	878,662
Steven Madden	56,047	1,901,114
Taylor Morrison Home †	24,903	1,450,351
Texas Roadhouse	19,860	3,279,680
Toll Brothers	19,803	2,702,515
YETI Holdings †	69,410	2,539,712
		30,687,601
Consumer Staples — 3.55%
BJ's Wholesale Club Holdings †	42,164	4,149,781
Casey's General Stores	11,334	8,249,565
		12,399,346
Energy — 5.15%
Expand Energy	36,268	3,981,501
International Seaways	21,352	1,556,134
Liberty Energy	191,611	5,518,397
Permian Resources Class A	325,323	6,935,886
		17,991,918
Financials — 16.25%
Ally Financial	112,336	4,406,941
Axis Capital Holdings	50,558	5,127,087
East West Bancorp	69,953	7,468,182
Essent Group	41,124	2,403,287
Evercore Class A	11,986	3,577,941
Hamilton Lane Class A	31,657	3,146,706
Old National Bancorp	191,452	4,231,089
Reinsurance Group of America	23,533	4,804,497
SouthState Bank	48,013	4,442,163
Stifel Financial	60,321	4,458,928
Webster Financial	73,831	5,125,348
WSFS Financial	58,756	3,846,168
Zions Bancorp	64,939	3,741,785
		56,780,122
Healthcare — 11.77%
Axsome Therapeutics †	23,432	3,960,477
Bio-Techne	38,497	2,011,853
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Healthcare (continued)
Blueprint Medicines =, †	23,060	$ 0
Encompass Health	30,868	2,985,862
Glaukos †	20,506	2,207,676
Halozyme Therapeutics †	48,480	3,133,262
Insmed †	32,941	5,386,512
Inspire Medical Systems †	14,219	733,416
Lantheus Holdings †	27,046	2,051,439
Ligand Pharmaceuticals †	21,421	4,276,703
Natera †	14,462	2,892,255
Neurocrine Biosciences †	26,890	3,542,488
OmniAb 12.5 =, †	10,854	0
OmniAb 15 =, †	10,854	0
Repligen †	19,962	2,351,923
Supernus Pharmaceuticals †	58,075	3,001,897
TransMedics Group †	19,597	1,948,138
Ultragenyx Pharmaceutical †	31,107	651,692
		41,135,593
Industrials — 25.07%
ABM Industries	50,909	1,961,015
API Group †	52,333	2,120,533
Applied Industrial Technologies	11,072	2,937,623
Arcosa	42,381	4,498,319
Atkore	8,140	479,527
Bloom Energy Class A †	5,932	803,727
Boise Cascade	28,346	2,150,044
Carlisle	4,320	1,441,238
Carpenter Technology	7,304	2,878,872
Casella Waste Systems Class A †	25,753	2,043,243
Clean Harbors †	14,420	4,134,647
Dycom Industries †	1,951	661,038
ExlService Holdings †	103,671	3,156,782
Federal Signal	37,937	4,102,507
FTAI Aviation	6,441	1,578,045
Gates Industrial †	99,574	2,251,368
Graco	33,136	2,804,962
Kadant	5,556	1,624,297
KBR	52,346	1,929,474
Kirby †	37,690	5,008,247
Knight-Swift Transportation Holdings	53,394	3,074,426
Kratos Defense & Security Solutions †	10,457	737,323
Lincoln Electric Holdings	20,184	5,027,431
nVent Electric	10,019	1,185,047
Quanta Services	4,301	2,361,335
Regal Rexnord	18,535	3,470,864
Saia †	3,578	1,256,880
SPX Technologies †	10,906	2,180,546

Schedules of investments
Nomura Smid Cap Core Fund
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
Tecnoglass	20,444	$ 910,780
Tetra Tech	85,955	2,588,965
Trex †	37,074	1,350,235
UL Solutions Class A	24,763	2,122,437
WESCO International	18,916	5,175,796
WillScot Holdings	87,488	1,518,792
XPO †	12,290	2,391,019
Zurn Elkay Water Solutions	82,228	3,687,103
		87,604,487
Information Technology — 13.89%
ASGN †	29,460	1,140,396
Astera Labs †	18,928	2,074,509
Box Class A †	53,287	1,259,705
Coherent †	39,232	9,345,455
Dynatrace †	54,065	1,999,324
Guidewire Software †	26,305	3,934,176
MACOM Technology Solutions Holdings †	30,620	6,799,783
MKS	7,259	1,668,191
Procore Technologies †	33,118	1,887,726
PTC †	9,922	1,413,786
Q2 Holdings †	40,724	1,926,245
Rubrik Class A †	16,038	785,381
Semtech †	92,195	7,088,873
Silicon Laboratories †	19,759	4,112,836
SPS Commerce †	6,876	382,787
Varonis Systems †	73,495	1,577,937
Workiva †	19,195	1,144,598
		48,541,708
Materials — 3.42%
Kaiser Aluminum	23,655	2,850,664
Minerals Technologies	61,270	4,345,268
Reliance	15,695	4,770,025
		11,965,957
Real Estate — 5.79%
Brixmor Property Group	129,735	3,736,368
Camden Property Trust	37,289	3,641,644
First Industrial Realty Trust	69,429	4,016,467
Healthpeak Properties	148,688	2,442,944
Jones Lang LaSalle †	10,485	3,190,795
Kite Realty Group Trust	130,683	3,208,268
		20,236,486
Utilities — 2.16%
Black Hills	48,183	3,344,382
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Utilities (continued)
Spire	46,294	$ 4,191,459
		7,535,841
Total Common Stocks (cost $246,729,269)		343,793,950

Short-Term Investments — 1.69%
Money Market Mutual Funds — 1.69%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	1,480,360	1,480,360
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	1,480,359	1,480,359
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	1,480,360	1,480,360
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	1,480,358	1,480,358
Total Short-Term Investments (cost $5,921,437)		5,921,437

Total Value of Securities—100.07% (cost $252,650,706)		349,715,387
Liabilities Net of Receivables and Other Assets—(0.07%)		(250,489)
Net Assets Applicable to 17,668,470 Shares Outstanding—100.00%		$349,464,898
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

Schedules of investments
Nomura Systematic Emerging Markets Equity Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 94.50%Δ
Brazil — 2.99%
Banco Bradesco	2,216,013	$ 7,161,609
BB Seguridade Participacoes	644,408	4,334,329
Porto Seguro	365,390	3,555,249
Sitios Latinoamerica †	1	0
Vale	204,603	3,257,548
		18,308,735
Chile — 0.17%
Enel Chile	13,280,604	1,025,015
		1,025,015
China — 26.67%
Alibaba Group Holding	423,200	6,633,444
Bank of China Class H	23,188,000	14,806,368
China Construction Bank Class A	3,020,500	4,224,503
China Construction Bank Class H	10,075,000	10,873,085
China Life Insurance Class H	472,000	1,505,790
China National Building Material Class H	4,192,000	2,571,680
China Taiping Insurance Holdings	1,715,200	4,529,427
China United Network Communications Class A	1,392,900	902,240
CITIC	6,128,000	9,331,964
Geely Automobile Holdings	4,937,000	13,171,713
Industrial and Commercial Bank of China Class H	12,798,000	11,280,773
JD Logistics 144A #, †	2,507,400	4,426,304
JD.com Class A	11	162
Jiangxi Copper Class A	173,800	1,106,158
Kweichow Moutai Class A	1	211
Lenovo Group	516,000	620,599
NetEase	665,800	14,877,177
People's Insurance Group of China Class H	2,472,000	1,721,572
PICC Property & Casualty Class H	7,880,000	14,505,331
Ping An Bank Class A	1,554,000	2,501,900
Pop Mart International Group 144A #	92,800	1,726,391
Shandong Nanshan Aluminum Class A	2,980,400	2,673,309
Tencent Holdings	408,020	25,734,793
Vipshop Holdings ADR	119,041	1,871,325
Weichai Power Class A	1,098,894	3,905,179
Yutong Bus Class A	1,555,800	8,076,053
		163,577,451
	Number of shares	Value (US $)
Common StocksΔ (continued)
Hungary — 0.94%
MOL Hungarian Oil & Gas	481,648	$ 5,770,323
		5,770,323
India — 8.23%
Bharat Petroleum	3,255,003	9,759,319
Canara Bank	2,523,204	3,324,214
HCL Technologies	179,973	2,590,299
Hero MotoCorp	129,398	6,994,513
Hindustan Petroleum	1,117,100	3,980,938
Indian Oil	5,398,427	7,706,449
Infosys	551,743	7,441,823
Maruti Suzuki India	23,106	3,030,581
Oil and Natural Gas	965,171	2,907,779
Tata Steel	1,332,556	2,734,090
		50,470,005
Indonesia — 0.63%
Bank Rakyat Indonesia Persero	11,247,200	2,247,427
United Tractors	879,700	1,607,266
		3,854,693
Poland — 4.01%
PGE Polska Grupa Energetyczna †	1,205,238	3,418,769
Powszechna Kasa Oszczednosci Bank Polski	139,896	3,309,099
Powszechny Zaklad Ubezpieczen	1,027,354	17,883,136
		24,611,004
Qatar — 0.27%
Ooredoo QPSC	482,702	1,646,464
		1,646,464
Russia — 0.00%
Fix Price Group GDR 144A =, †	1,489,220	0
LUKOIL PJSC =, †	276,569	0
Sberbank of Russia PJSC =, †	4,129,544	0
		0
Saudi Arabia — 0.22%
Saudi National Bank	120,000	1,354,660
		1,354,660
South Africa — 5.23%
FirstRand	2,648,052	13,556,203
Harmony Gold Mining	220,666	3,371,083
MTN Group	1,127,346	13,163,638
Sibanye Stillwater	656,190	2,014,156
		32,105,080
South Korea — 17.89%
Hana Financial Group	43,441	3,166,713

Schedules of investments
Nomura Systematic Emerging Markets Equity Fund
	Number of shares	Value (US $)
Common StocksΔ (continued)
South Korea (continued)
HD Korea Shipbuilding & Offshore Engineering	40,056	$ 9,283,671
Hyundai Glovis	19,620	2,786,644
KB Financial Group	59,067	5,798,635
Kia	38,471	3,798,280
Korea Electric Power	233,178	6,629,331
LG Display †	380,195	2,791,665
LG Uplus	1,178,009	12,250,890
Samsung Electronics	372,278	43,542,153
SK Hynix	28,811	16,346,357
SK Telecom	63,941	3,308,325
		109,702,664
Taiwan — 22.77%
Accton Technology	155,000	7,647,262
Asustek Computer	260,000	4,566,461
Cathay Financial Holding	1,078,000	2,410,230
China Airlines	6,093,000	3,454,866
Delta Electronics	177,000	7,980,996
Hon Hai Precision Industry	1,536,000	9,389,213
MediaTek	44,879	2,152,629
Taiwan Semiconductor Manufacturing	1,764,404	102,043,467
		139,645,124
Türkiye — 1.29%
Turkcell Iletisim Hizmetleri	2,263,001	5,410,773
Turkiye Petrol Rafinerileri	432,715	2,513,825
		7,924,598
United Arab Emirates — 3.19%
Dubai Islamic Bank PJSC	757,491	1,536,522
Emaar Development PJSC	2,292,518	8,678,079
Emaar Properties PJSC	2,862,474	9,367,268
		19,581,869
Total Common Stocks (cost $401,900,716)		579,577,685

Preferred Stocks — 4.49%Δ
Brazil — 4.49%
Banco Bradesco 6.32% ω	2,152,180	7,969,113
Petroleo Brasileiro 6.07% ω	2,088,474	19,587,067
Total Preferred Stocks (cost $17,912,420)		27,556,180

	Number ofshares	Value (US $)
Short-Term Investments — 0.81%
Money Market Mutual Funds — 0.81%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	1,236,460	$ 1,236,460
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	1,236,461	1,236,461
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	1,236,461	1,236,461
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	1,236,461	1,236,461
Total Short-Term Investments (cost $4,945,843)		4,945,843

Total Value of Securities—99.80% (cost $424,758,979)		612,079,708
Receivables and Other Assets Net of Liabilities — 0.20%		1,216,029
Net Assets Applicable to 26,993,191 Shares Outstanding — 100.00%		$613,295,737
Δ	Securities have been classified by country of risk.
†	Non-income producing security.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2026, the aggregate value of Rule 144A securities was $6,152,695, which represents 1.00% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
ω	Perpetual security with no stated maturity date.
Summary of abbreviations:
ADR – American Depositary Receipt
GDR – Global Depositary Receipt
PJSC – Private Joint Stock Company
See accompanying notes, which are an integral part of the financial statements.

Statements of assets and liabilities
Ivy Funds
March 31, 2026
	Nomura Core Equity Fund	Nomura Global Bond Fund	Nomura Global Growth Fund	Nomura High Income Fundφ
Assets:
Investments, at value*	$3,390,567,215	$391,351,681	$806,996,494	$1,665,677,420
Investments of affiliated issuers, at value**	—	—	—	24,348,010
Foreign currencies, at valueΔ	—	2,457,608	1,751,739	31,210
Cash	—	7,647,235	40,523	1,614,916
Cash collateral due from brokers	—	2,335,072	—	—
Receivable for fund shares sold	2,842,985	1,890,812	738,101	2,641,662
Dividends and interest receivable	1,112,287	5,094,093	725,767	28,874,898
Prepaid expenses	143,711	140,470	71,886	95,475
Foreign tax reclaims receivable	136,585	—	2,096,542	—
Receivable for securities sold	—	265,054	—	25,753,180
Unrealized appreciation on forward foreign currency exchange contracts	—	4,022,520	—	—
Other assets	39,792	11,893	18,320	58,518
Total Assets	3,394,842,575	415,216,438	812,439,372	1,749,095,289
Liabilities:
Cash collateral due to brokers	—	5,059,345	—	—
Payable for fund shares redeemed	6,277,182	1,700,158	1,211,371	8,620,893
Investment management fees payable to affiliates	1,796,352	114,244	435,394	643,249
Sub-transfer agent fees and expenses payable	644,714	148,206	2,041	495,880
Distribution fees payable to affiliates	573,669	18,866	134,134	281,750
Trustees' fees payable to non-affiliates	424,316	60,530	160,694	233,074
Accounting and administration expenses payable to non-affiliates	289,970	90,058	116,919	194,967
Other accrued expenses	220,507	52,480	106,191	232,426
Dividend disbursing and transfer agent fees and expenses payable to affiliates	22,272	2,479	5,244	11,898
Accounting and administration expenses payable to affiliates	14,913	1,962	3,771	8,124
Legal fees payable to affiliates	5,576	815	1,320	4,315
Payable for securities purchased	—	1,421,730	—	9,266,921
Distribution payable	—	—	—	216,088
Unrealized depreciation on forward foreign currency exchange contracts	—	54,555	—	—
Variation margin due to broker on futures contracts	—	78,814	—	—
IRS compliance fee for foreign withholding tax claims (see Note 1)	—	—	154,529	—
Total Liabilities	10,269,471	8,804,242	2,331,608	20,209,585
Total Net Assets	$3,384,573,104	$406,412,196	$810,107,764	$1,728,885,704

Net Assets Consist of:
Paid-in capital	$1,673,107,012	$527,243,549	$516,090,263	$4,026,222,752
Total distributable earnings (loss)	1,711,466,092	(120,831,353)	294,017,501	(2,297,337,048)
Total Net Assets	$3,384,573,104	$406,412,196	$810,107,764	$1,728,885,704

Statements of assets and liabilities
Ivy Funds
	Nomura Core Equity Fund	Nomura Global Bond Fund	Nomura Global Growth Fund	Nomura High Income Fundφ
Net Asset Value

Class A:
Net assets	$2,536,732,278	$80,031,406	$612,774,679	$1,002,126,976
Shares of beneficial interest outstanding, unlimited authorization, no par	156,076,499	8,734,942	16,803,186	174,387,221
Net asset value per share	$16.25	$9.16	$36.47	$5.75
Sales charge	5.75%	4.50%	5.75%	4.50%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$17.24	$9.59	$38.69	$6.02

Class C:
Net assets	$16,637,661	$1,115,197	$2,888,947	$52,945,715
Shares of beneficial interest outstanding, unlimited authorization, no par	1,616,386	121,832	147,547	9,216,581
Net asset value per share	$10.29	$9.15	$19.58	$5.74

Class R:
Net assets	$175,760	$846,510	$977,021	$28,336,674
Shares of beneficial interest outstanding, unlimited authorization, no par	11,060	92,736	27,914	4,930,759
Net asset value per share	$15.89	$9.13	$35.00	$5.75

Institutional Class:
Net assets	$787,518,373	$186,570,083	$174,600,795	$579,800,141
Shares of beneficial interest outstanding, unlimited authorization, no par	37,211,526	20,403,760	4,484,878	100,875,449
Net asset value per share	$21.16	$9.14	$38.93	$5.75

Class R6:
Net assets	$19,692,919	$136,066,974	$16,412,695	$31,394,594
Shares of beneficial interest outstanding, unlimited authorization, no par	924,386	14,884,779	420,564	5,460,400
Net asset value per share	$21.30	$9.14	$39.03	$5.75

Class Y:
Net assets	$23,816,113	$1,782,026	$2,453,627	$34,281,604
Shares of beneficial interest outstanding, unlimited authorization, no par	1,207,816	194,615	66,533	5,967,797
Net asset value per share	$19.72	$9.16	$36.88	$5.74
*Investments, at cost	$1,897,793,877	$395,653,068	$558,959,276	$1,745,823,814
**Investments of affiliated issuers, at cost	—	—	—	222,849,546
ΔForeign currencies, at cost	—	2,586,270	1,738,648	31,707
φ Consolidated statement of assets and liabilities.
See accompanying notes, which are an integral part of the financial statements.

	Nomura International Core Equity Fund	Nomura Large Cap Growth Fund	Nomura Mid Cap Growth Fund	Nomura Mid Cap Income Opportunities Fund
Assets:
Investments, at value*	$1,162,209,675	$5,830,256,616	$2,995,870,218	$719,122,289
Foreign currencies, at valueΔ	13,296,348	—	—	—
Cash	—	14,721,600	—	—
Receivable for securities sold	24,346,315	—	7,718,127	33,881,987
Foreign tax reclaims receivable	8,591,891	317,067	—	9,279
Dividends and interest receivable	2,619,335	1,652,234	1,355,606	1,178,554
Receivable for fund shares sold	1,477,826	16,657,812	5,866,144	931,556
Prepaid expenses	90,420	192,631	133,051	62,569
Other assets	3,738	59,378	34,916	—
Total Assets	1,212,635,548	5,863,857,338	3,010,978,062	755,186,234
Liabilities:
Due to custodian	1,299	—	3,701,012	—
Payable for fund shares redeemed	2,161,164	23,156,055	10,199,989	1,409,302
Investment management fees payable to affiliates	581,977	2,596,454	1,831,749	431,404
Sub-transfer agent fees and expenses payable	339,492	744,483	561,433	183,291
Other accrued expenses	170,443	501,679	463,172	65,735
Accounting and administration expenses payable to non-affiliates	151,382	536,405	341,090	116,380
Trustees' fees payable to non-affiliates	139,907	434,244	225,271	11,903
Accrued capital gains taxes on appreciated securities	138,410	—	—	—
Distribution fees payable to affiliates	120,509	623,403	355,854	45,092
Dividend disbursing and transfer agent fees and expenses payable to affiliates	8,177	45,292	22,256	4,647
Accounting and administration expenses payable to affiliates	5,690	29,973	14,902	3,380
Legal fees payable to affiliates	2,175	11,760	7,209	1,356
Payable for securities purchased	—	—	—	32,090,922
Total Liabilities	3,820,625	28,679,748	17,723,937	34,363,412
Total Net Assets	$1,208,814,923	$5,835,177,590	$2,993,254,125	$720,822,822

Net Assets Consist of:
Paid-in capital	$970,635,702	$1,725,697,676	$2,817,826,976	$443,148,449
Total distributable earnings (loss)	238,179,221	4,109,479,914	175,427,149	277,674,373
Total Net Assets	$1,208,814,923	$5,835,177,590	$2,993,254,125	$720,822,822

Statements of assets and liabilities
Ivy Funds
	Nomura International Core Equity Fund	Nomura Large Cap Growth Fund	Nomura Mid Cap Growth Fund	Nomura Mid Cap Income Opportunities Fund
Net Asset Value

Class A:
Net assets	$405,636,167	$2,559,198,087	$1,285,225,678	$133,700,129
Shares of beneficial interest outstanding, unlimited authorization, no par	19,256,460	80,297,090	60,527,068	7,878,437
Net asset value per share	$21.06	$31.87	$21.23	$16.97
Sales charge	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$22.34	$33.81	$22.53	$18.01

Class C:
Net assets	$9,214,417	$44,882,394	$39,430,570	$9,987,007
Shares of beneficial interest outstanding, unlimited authorization, no par	512,489	2,218,032	2,891,896	589,544
Net asset value per share	$17.98	$20.24	$13.63	$16.94

Class R:
Net assets	$32,513,226	$25,751,827	$33,225,371	$10,215,209
Shares of beneficial interest outstanding, unlimited authorization, no par	1,541,041	891,780	1,696,338	602,607
Net asset value per share	$21.10	$28.88	$19.59	$16.95

Institutional Class:
Net assets	$631,095,463	$3,040,684,647	$1,147,416,699	$500,753,308
Shares of beneficial interest outstanding, unlimited authorization, no par	29,599,733	85,529,966	45,393,624	29,471,188
Net asset value per share	$21.32	$35.55	$25.28	$16.99

Class R6:
Net assets	$89,567,560	$139,093,144	$396,276,113	$54,023,976
Shares of beneficial interest outstanding, unlimited authorization, no par	4,164,886	3,864,246	15,395,556	3,180,336
Net asset value per share	$21.51	$35.99	$25.74	$16.99

Class Y:
Net assets	$40,788,090	$25,567,491	$91,679,694	$12,143,193
Shares of beneficial interest outstanding, unlimited authorization, no par	1,918,388	765,386	3,951,028	710,100
Net asset value per share	$21.26	$33.40	$23.20	$17.10
*Investments, at cost	$1,000,926,093	$2,341,371,120	$2,535,385,242	$473,912,131
ΔForeign currencies, at cost	13,315,880	—	—	—
See accompanying notes, which are an integral part of the financial statements.

	Nomura Small Cap Growth Fund	Nomura Smid Cap Core Fund	Nomura Systematic Emerging Markets Equity Fund
Assets:
Investments, at value*	$981,438,948	$349,715,387	$612,079,708
Foreign currencies, at valueΔ	—	—	157,595
Cash	5,179	—	10
Receivable for securities sold	4,603,930	—	—
Receivable for fund shares sold	500,210	261,047	850,634
Dividends and interest receivable	82,531	255,872	2,229,892
Prepaid expenses	74,301	68,784	72,620
Foreign tax reclaims receivable	—	—	60,659
Other assets	1,460	—	—
Total Assets	986,706,559	350,301,090	615,451,118
Liabilities:
Payable for fund shares redeemed	1,220,374	375,808	1,399,528
Investment management fees payable to affiliates	596,544	158,012	228,099
Sub-transfer agent fees and expenses payable	372,157	127,849	195,556
Distribution fees payable to affiliates	144,588	41,103	53,456
Trustees' fees payable to non-affiliates	142,270	16,811	40,669
Accounting and administration expenses payable to non-affiliates	127,941	84,173	103,405
Other accrued expenses	93,921	28,000	126,874
Dividend disbursing and transfer agent fees and expenses payable to affiliates	6,450	2,168	3,910
Accounting and administration expenses payable to affiliates	4,560	1,758	2,898
Legal fees payable to affiliates	1,868	510	986
Total Liabilities	2,710,673	836,192	2,155,381
Total Net Assets	$983,995,886	$349,464,898	$613,295,737

Net Assets Consist of:
Paid-in capital	$728,014,669	$247,471,800	$381,672,598
Total distributable earnings (loss)	255,981,217	101,993,098	231,623,139
Total Net Assets	$983,995,886	$349,464,898	$613,295,737

Statements of assets and liabilities
Ivy Funds
	Nomura Small Cap Growth Fund	Nomura Smid Cap Core Fund	Nomura Systematic Emerging Markets Equity Fund
Net Asset Value

Class A:
Net assets	$504,199,784	$104,521,236	$143,697,878
Shares of beneficial interest outstanding, unlimited authorization, no par	43,651,275	5,731,589	6,522,156
Net asset value per share	$11.55	$18.24	$22.03
Sales charge	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$12.25	$19.35	$23.37

Class C:
Net assets	$12,545,817	$7,162,256	$10,839,940
Shares of beneficial interest outstanding, unlimited authorization, no par	663,388	540,722	626,554
Net asset value per share	$18.91	$13.25	$17.30

Class R:
Net assets	$38,964,989	$26,398,883	$12,753,786
Shares of beneficial interest outstanding, unlimited authorization, no par	3,676,990	1,473,880	593,217
Net asset value per share	$10.60	$17.91	$21.50

Institutional Class:
Net assets	$313,193,086	$166,755,542	$337,923,406
Shares of beneficial interest outstanding, unlimited authorization, no par	14,246,140	7,836,045	14,579,597
Net asset value per share	$21.98	$21.28	$23.18

Class R6:
Net assets	$89,090,519	$39,538,596	$77,268,392
Shares of beneficial interest outstanding, unlimited authorization, no par	3,991,383	1,831,967	3,310,307
Net asset value per share	$22.32	$21.58	$23.34

Class Y:
Net assets	$26,001,691	$5,088,385	$30,812,335
Shares of beneficial interest outstanding, unlimited authorization, no par	1,366,212	254,267	1,361,360
Net asset value per share	$19.03	$20.01	$22.63
*Investments, at cost	$799,488,878	$252,650,706	$424,758,979
ΔForeign currencies, at cost	—	—	162,140
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Ivy Funds
Year ended March 31, 2026
	Nomura Core Equity Fund	Nomura Global Bond Fund	Nomura Global Growth Fund	Nomura High Income Fundφ
Investment Income:
Dividends	$43,674,581	$386,734	$11,756,219	$1,326,395
Interest	—	19,241,787	—	154,045,808
Interest from affiliated investments	—	—	—	1,494,559
Foreign withholding tax claims	—	—	646,561	—
IRS compliance fee for foreign withholding tax claims (see Note 1)	—	—	(17,073)	—
Other income	—	—	—	274,901
Foreign tax withheld	(654,398)	(12,692)	(867,617)	—
	43,020,183	19,615,829	11,518,090	157,141,663

Expenses:
Management fees	23,656,798	2,772,530	7,558,766	12,048,783
Distribution expenses — Class A	6,932,558	213,438	1,622,702	2,796,917
Distribution expenses — Class C	187,109	11,292	31,582	644,942
Distribution expenses — Class R	896	4,630	5,275	150,808
Distribution expenses — Class Y	74,272	5,476	6,655	98,836
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	3,105,358	433,251	1,017,489	2,231,176
Accounting and administration expenses	470,489	112,986	153,443	281,563
Registration fees	298,145	178,034	202,588	237,366
Reports and statements to shareholders expenses	290,667	85,268	139,970	243,264
Legal fees	203,435	28,017	50,593	259,492
Trustees’ fees	194,711	23,210	46,243	113,013
Audit and tax fees	31,769	50,563	52,958	58,502
Custodian fees	29,443	80,545	53,540	264,119
Excise tax	—	—	—	487
Other	172,626	69,425	67,132	207,240
	35,648,276	4,068,665	11,008,936	19,636,508
Less expenses waived	(707,665)	(926,655)	(1,797,050)	(2,461,567)
Less expenses paid indirectly	(1,846)	(30,132)	(2,992)	(30,490)
Total operating expenses	34,938,765	3,111,878	9,208,894	17,144,451
Net Investment Income (Loss)	8,081,418	16,503,951	2,309,196	139,997,212

Statements of operations
Ivy Funds
	Nomura Core Equity Fund	Nomura Global Bond Fund	Nomura Global Growth Fund	Nomura High Income Fundφ
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	$506,500,324	$3,762,686	$84,419,063	$(13,301,551)
Affiliated investments	—	—	—	(21,413,893)
Foreign currencies	—	5,826,995	(168,698)	—
Forward foreign currency exchange contracts	—	(17,057,917)	—	—
Futures contracts	—	(2,897,808)	—	—
Options purchased	—	(636,997)	—	—
Options written	—	361,343	—	—
Swap contracts	—	3,244,826	—	—
Net increase from payment by affiliates[2]	—	—	—	5,370
Redemptions in-kind*	77,814,381	—	—	—
Net realized gain (loss)	584,314,705	(7,396,872)	84,250,365	(34,710,074)

Net change in unrealized appreciation (depreciation) on:
Investments[3]	(96,708,392)	(2,650,932)	27,687,761	9,962,097
Affiliated investments	—	—	—	3,738,762
Foreign currencies	—	(59,303)	161,915	(497)
Forward foreign currency exchange contracts	—	10,404,570	—	—
Futures contracts	—	87,027	—	—
Options purchased	—	157,882	—	—
Options written	—	(83,619)	—	—
Swap contracts	—	(1,788,119)	—	—
Net change in unrealized appreciation (depreciation)	(96,708,392)	6,067,506	27,849,676	13,700,362
Net Realized and Unrealized Gain (Loss)	487,606,313	(1,329,366)	112,100,041	(21,009,712)
Net Increase (Decrease) in Net Assets Resulting from Operations	$495,687,731	$15,174,585	$114,409,237	$118,987,500
φ	Consolidated statement of operations from July 7, 2025.
*	See Note 15 in "Notes to financial statements".
[1]	Includes $(1,717,454) capital gains taxes paid for Nomura Global Growth Fund.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Includes net change of $836,402 on capital gains taxes accrued for Nomura Global Growth Fund.
See accompanying notes, which are an integral part of the financial statements.

	Nomura International Core Equity Fund	Nomura Large Cap Growth Fund	Nomura Mid Cap Growth Fund	Nomura Mid Cap Income Opportunities Fund
Investment Income:
Dividends	$25,409,287	$47,933,375	$16,383,029	$20,564,916
Foreign withholding tax claims	2,857,539	—	—	—
Foreign tax withheld	(2,405,839)	(1,023,082)	—	—
	25,860,987	46,910,293	16,383,029	20,564,916

Expenses:
Management fees	12,175,775	44,848,707	34,689,002	7,241,650
Distribution expenses — Class A	1,138,744	7,664,771	3,945,400	359,473
Distribution expenses — Class C	122,313	584,805	543,030	122,625
Distribution expenses — Class R	190,938	156,948	218,253	55,385
Distribution expenses — Class Y	114,925	94,320	347,677	32,364
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	1,736,131	7,653,373	4,997,309	925,073
Registration fees	215,047	322,925	278,777	225,934
Accounting and administration expenses	214,202	924,271	509,314	151,369
Reports and statements to shareholders expenses	180,420	787,410	589,863	108,918
Custodian fees	152,676	66,938	75,227	13,477
Audit and tax fees	83,182	42,518	31,311	31,547
Legal fees	80,807	433,191	241,342	46,170
Trustees’ fees	75,773	400,474	232,545	45,290
Other	87,453	307,258	200,083	38,272
	16,568,386	64,287,909	46,899,133	9,397,547
Less expenses waived	(4,053,228)	(7,011,363)	(8,687,549)	(1,826,978)
Less expenses paid indirectly	(2,709)	(71,813)	(11,378)	(795)
Total operating expenses	12,512,449	57,204,733	38,200,206	7,569,774
Net Investment Income (Loss)	13,348,538	(10,294,440)	(21,817,177)	12,995,142

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	197,791,054	1,020,736,014	515,915,714	88,570,703
Foreign currencies	(2,272,698)	—	—	—
Net realized gain (loss)	195,518,356	1,020,736,014	515,915,714	88,570,703

Net change in unrealized appreciation (depreciation) on:
Investments[2]	(75,029,503)	(686,344,873)	(187,701,439)	(16,965,885)
Foreign currencies	701,605	743	—	—
Net change in unrealized appreciation (depreciation)	(74,327,898)	(686,344,130)	(187,701,439)	(16,965,885)
Net Realized and Unrealized Gain (Loss)	121,190,458	334,391,884	328,214,275	71,604,818
Net Increase (Decrease) in Net Assets Resulting from Operations	$134,538,996	$324,097,444	$306,397,098	$84,599,960
[1]	Includes $(3,239,789) capital gains taxes paid for Nomura International Core Equity Fund.
[2]	Includes net change of $2,915,882 capital gains taxes accrued for Nomura International Core Equity Fund.
See accompanying notes, which are an integral part of the financial statements.

Statements of operations
Ivy Funds
	Nomura Small Cap Growth Fund	Nomura Smid Cap Core Fund	Nomura Systematic Emerging Markets Equity Fund
Investment Income:
Dividends	$2,940,042	$4,596,166	$23,870,903
Foreign tax withheld	—	—	(3,327,188)
	2,940,042	4,596,166	20,543,715

Expenses:
Management fees	9,162,095	2,995,960	6,452,666
Distribution expenses — Class A	1,362,625	265,659	359,885
Distribution expenses — Class C	144,325	78,286	122,631
Distribution expenses — Class R	207,583	115,704	48,062
Distribution expenses — Class Y	71,137	13,855	75,922
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	1,336,497	417,047	1,000,849
Registration fees	220,254	203,993	209,790
Reports and statements to shareholders expenses	169,936	72,538	110,124
Accounting and administration expenses	165,900	103,762	131,506
Legal fees	58,422	18,828	34,740
Trustees’ fees	56,084	18,132	34,843
Audit and tax fees	33,734	31,533	55,235
Custodian fees	10,039	7,770	185,244
Other	60,365	25,104	45,007
	13,058,996	4,368,171	8,866,504
Less expenses waived	(1,885,879)	(804,075)	(3,036,157)
Less expenses paid indirectly	(1,410)	(518)	(814)
Total operating expenses	11,171,707	3,563,578	5,829,533
Net Investment Income (Loss)	(8,231,665)	1,032,588	14,714,182

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments[1]	182,792,174	13,571,964	101,113,555
Foreign currencies	—	—	(613,573)
Net realized gain (loss)	182,792,174	13,571,964	100,499,982

Net change in unrealized appreciation (depreciation) on:
Investments[2]	54,376,652	42,193,228	62,225,493
Foreign currencies	—	—	633
Net change in unrealized appreciation (depreciation)	54,376,652	42,193,228	62,226,126
Net Realized and Unrealized Gain (Loss)	237,168,826	55,765,192	162,726,108
Net Increase (Decrease) in Net Assets Resulting from Operations	$228,937,161	$56,797,780	$177,440,290
[1]	Includes $(2,900,588) capital gains taxes paid for Nomura Systematic Emerging Markets Equity Fund.
[2]	Includes net change of $2,131,650 on capital gains taxes accrued for Nomura Systematic Emerging Markets Equity Fund.
See accompanying notes, which are an integral part of the financial statements.

Statements of changes in net assets
Ivy Funds
	Nomura Core Equity Fund		Nomura Global Bond Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$8,081,418	$9,716,356	$16,503,951	$18,822,938
Net realized gain (loss)	584,314,705	501,398,491	(7,396,872)	2,792,485
Net change in unrealized appreciation (depreciation)	(96,708,392)	(212,329,494)	6,067,506	(1,685,347)
Net increase (decrease) in net assets resulting from operations	495,687,731	298,785,353	15,174,585	19,930,076

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(363,485,619)	(321,268,286)	(2,911,513)	(3,048,524)
Class C	(3,522,259)	(2,924,978)	(30,008)	(35,767)
Class R	(23,434)	(20,082)	(29,859)	(29,259)
Institutional Class[1]	(91,285,961)	(77,561,865)	(7,403,817)	(7,288,723)
Class R6	(1,933,053)	(7,803,476)	(5,690,387)	(6,488,058)
Class Y	(3,247,921)	(4,172,452)	(74,282)	(65,205)
	(463,498,247)	(413,751,139)	(16,139,866)	(16,955,536)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	57,103,739	74,931,335	10,368,578	10,837,017
Class C	4,099,909	4,969,279	218,497	228,347
Class R	8,879	5,701	58,964	919,890
Institutional Class[1]	159,246,674	261,385,616	88,321,548	79,371,883
Class R6	88,461,424	18,416,140	41,764,008	40,382,588
Class Y	923,891	14,322,782	249,520	709,523

Net assets from reorganization:[2]
Class A	—	—	—	5,241,459
Class C	—	—	—	179,136
Institutional Class[1]	—	—	—	17,233,034
Class R6	—	—	—	40,681

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	358,791,880	318,513,474	2,889,988	3,028,377
Class C	3,515,498	2,912,033	29,975	35,767
Class R	23,434	17,434	29,859	29,259
Institutional Class[1]	91,089,962	77,450,578	7,396,841	7,283,602
Class R6	1,928,265	7,397,482	5,690,387	6,488,058
Class Y	3,165,475	4,169,310	74,258	64,732
	768,359,030	784,491,164	157,092,423	172,073,353

Statements of changes in net assets
Ivy Funds
	Nomura Core Equity Fund		Nomura Global Bond Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Capital Share Transactions (See Note 6) (continued):
Cost of shares redeemed:
Class A	$(501,838,512)	$(512,467,584)	$(24,748,390)	$(24,362,402)
Class C	(7,247,464)	(6,906,140)	(314,495)	(1,000,585)
Class R	(26,770)	(4,155)	(281,073)	(260,901)
Institutional Class[1]	(295,305,661)	(272,770,584)	(116,222,694)	(107,899,953)
Class R6	(173,027,773)	(17,792,169)	(91,467,386)	(38,919,602)
Class Y	(9,542,882)	(19,668,849)	(885,811)	(437,668)
	(986,989,062)	(829,609,481)	(233,919,849)	(172,881,111)
Decrease in net assets derived from capital share transactions	(218,630,032)	(45,118,317)	(76,827,426)	(807,758)
Net Increase (Decrease) in Net Assets	(186,440,548)	(160,084,103)	(77,792,707)	2,166,782

Net Assets:
Beginning of year	3,571,013,652	3,731,097,755	484,204,903	482,038,121
End of year	$3,384,573,104	$3,571,013,652	$406,412,196	$484,204,903
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[2]	See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

	Nomura Global Growth Fund		Nomura High Income Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26φ	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$2,309,196	$1,702,851	$139,997,212	$169,029,694
Net realized gain (loss)	84,250,365	61,668,600[1]	(34,715,444) [1]	(111,541,930) [1]
Net increase from payment by affiliates	—	2,311[2]	5,370 [2]	225,710 [2]
Net change in unrealized appreciation (depreciation)	27,849,676	(19,675,834)	13,700,362	14,280,219
Net increase (decrease) in net assets resulting from operations	114,409,237	43,697,928	118,987,500	71,993,693

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(54,742,363)	(24,661,694)	(71,139,858)	(84,054,737)
Class C	(458,096)	(220,057)	(3,600,961)	(5,530,714)
Class R	(93,377)	(35,996)	(1,836,002)	(2,088,530)
Institutional Class[3]	(15,206,136)	(7,704,434)	(54,995,852)	(70,255,033)
Class R6	(1,301,327)	(605,049)	(2,898,484)	(6,649,197)
Class Y	(208,193)	(112,841)	(2,503,580)	(3,328,822)
	(72,009,492)	(33,340,071)	(136,974,737)	(171,907,033)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	14,897,094	15,220,170	40,480,176	74,002,559
Class C	563,187	422,694	1,866,189	5,894,185
Class R	60,934	51,510	1,254,225	2,288,500
Institutional Class[3]	20,850,056	34,172,803	250,734,834	226,968,018
Class R6	3,364,535	1,219,046	6,859,590	21,300,913
Class Y	235,072	110,651	9,381,574	14,072,884

Net assets from reorganization:[4]
Class A	—	346,631,874	—	305,506,943
Class C	—	1,756,259	—	2,359,840
Class R	—	254,446	—	2,183,570
Institutional Class[3]	—	77,820,374	—	92,964,377
Class R6	—	1,452,085	—	52,245,469
Class Y	—	1,189,737	—	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	53,887,236	24,452,129	68,639,748	81,188,429
Class C	458,096	219,127	3,593,703	5,514,417
Class R	73,487	28,541	1,835,282	2,087,840
Institutional Class[3]	15,174,628	7,688,919	54,811,946	70,005,513
Class R6	1,301,327	531,155	2,512,577	6,349,732
Class Y	208,193	112,824	2,460,135	3,177,350
	111,073,845	513,334,344	444,429,979	968,110,539

Statements of changes in net assets
Ivy Funds
	Nomura Global Growth Fund		Nomura High Income Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26φ	3/31/25
Capital Share Transactions (See Note 6) (continued):
Cost of shares redeemed:
Class A	$(117,157,576)	$(107,654,648)	$(302,876,381)	$(314,400,416)
Class C	(1,171,015)	(1,344,858)	(28,978,452)	(45,067,607)
Class R	(150,225)	(150,390)	(5,897,262)	(6,470,054)
Institutional Class[3]	(77,404,333)	(96,588,153)	(633,801,874)	(450,501,837)
Class R6	(4,877,001)	(2,351,845)	(74,343,826)	(32,381,108)
Class Y	(931,539)	(490,131)	(23,851,822)	(24,781,066)
	(201,691,689)	(208,580,025)	(1,069,749,617)	(873,602,088)
Increase (decrease) in net assets derived from capital share transactions	(90,617,844)	304,754,319	(625,319,638)	94,508,451
Net Increase (Decrease) in Net Assets	(48,218,099)	315,112,176	(643,306,875)	(5,404,889)

Net Assets:
Beginning of year	858,325,863	543,213,687	2,372,192,579	2,377,597,468
End of year	$810,107,764	$858,325,863	$1,728,885,704	$2,372,192,579
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[4]	See Note 7 in “Notes to financial statements.”
φ Consolidated statement of changes in net assets from July 7, 2025.
See accompanying notes, which are an integral part of the financial statements.

	Nomura International Core Equity Fund		Nomura Large Cap Growth Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$13,348,538	$21,565,633	$(10,294,440)	$(10,474,145)
Net realized gain (loss)	195,518,356	124,363,721[1]	1,020,736,014	555,780,822
Net increase from payment by affiliates	—	1,025[2]	—	—
Net change in unrealized appreciation (depreciation)	(74,327,898)	(68,601,714)	(686,344,130)	(114,096,299)
Net increase (decrease) in net assets resulting from operations	134,538,996	77,328,665	324,097,444	431,210,378

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(49,358,695)	(2,896,018)	(244,431,163)	(55,002,005)
Class C	(1,336,535)	—	(6,964,677)	(1,604,520)
Class R	(3,841,245)	(109,473)	(2,794,037)	(632,720)
Institutional Class[3]	(79,502,324)	(6,082,082)	(312,268,455)	(70,881,552)
Class R6	(11,458,477)	(1,668,996)	(12,642,290)	(3,983,025)
Class Y	(4,900,637)	(301,857)	(2,931,546)	(667,666)
	(150,397,913)	(11,058,426)	(582,032,168)	(132,771,488)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	34,819,556	31,407,534	76,417,135	160,674,595
Class C	1,308,540	789,494	5,365,379	11,128,330
Class R	1,902,144	1,908,395	6,003,204	7,069,847
Institutional Class[3]	124,035,885	132,395,879	933,553,628	1,673,648,934
Class R6	18,850,752	49,807,966	21,858,417	57,229,444
Class Y	7,302,425	16,624,509	4,343,629	11,111,238

Net assets from reorganization:[4]
Class A	—	170,156,916	—	681,836,868
Class C	—	2,685,826	—	4,161,517
Class R	—	1,264,239	—	777,982
Institutional Class[3]	—	126,336,155	—	91,304,688
Class R6	—	2,879,210	—	—
Class Y	—	461,972	—	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	46,966,711	2,854,821	239,419,169	54,560,161
Class C	1,296,105	—	6,875,202	1,599,407
Class R	3,810,908	109,441	2,793,892	632,720
Institutional Class[3]	73,598,897	5,875,277	307,461,339	70,312,488
Class R6	10,354,193	1,638,525	12,517,235	3,683,658
Class Y	3,857,719	301,019	2,891,779	665,924
	328,103,835	547,497,178	1,619,500,008	2,830,397,801

Statements of changes in net assets
Ivy Funds
	Nomura International Core Equity Fund		Nomura Large Cap Growth Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Capital Share Transactions (See Note 6) (continued):
Cost of shares redeemed:
Class A	$(96,781,497)	$(85,350,082)	$(621,865,516)	$(538,892,000)
Class C	(6,885,351)	(8,873,347)	(22,238,605)	(19,396,104)
Class R	(11,121,136)	(7,150,401)	(11,776,576)	(13,603,920)
Institutional Class[3]	(269,949,996)	(276,400,641)	(2,439,236,042)	(1,485,027,187)
Class R6	(147,650,942)	(109,140,924)	(119,464,507)	(161,363,855)
Class Y	(12,430,708)	(14,733,516)	(17,929,058)	(8,765,069)
	(544,819,630)	(501,648,911)	(3,232,510,304)	(2,227,048,135)
Increase (decrease) in net assets derived from capital share transactions	(216,715,795)	45,848,267	(1,613,010,296)	603,349,666
Net Increase (Decrease) in Net Assets	(232,574,712)	112,118,506	(1,870,945,020)	901,788,556

Net Assets:
Beginning of year	1,441,389,635	1,329,271,129	7,706,122,610	6,804,334,054
End of year	$1,208,814,923	$1,441,389,635	$5,835,177,590	$7,706,122,610
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[4]	See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

	Nomura Mid Cap Growth Fund		Nomura Mid Cap Income Opportunities Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(21,817,177)	$(26,004,192)	$12,995,142	$17,193,217
Net realized gain (loss)	515,915,714	742,235,343	88,570,703	127,510,840
Net change in unrealized appreciation (depreciation)	(187,701,439)	(1,433,147,247)	(16,965,885)	(132,660,067)
Net increase (decrease) in net assets resulting from operations	306,397,098	(716,916,096)	84,599,960	12,043,990

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(151,606,030)	(135,508,942)	(18,756,955)	(15,884,639)
Class C	(7,351,549)	(7,892,680)	(1,439,888)	(1,538,512)
Class R	(4,611,498)	(3,971,070)	(1,477,147)	(1,188,751)
Institutional Class[1]	(125,335,891)	(168,850,488)	(74,895,114)	(84,563,200)
Class R6	(52,446,692)	(69,127,950)	(9,100,009)	(9,471,480)
Class Y	(11,887,445)	(12,173,383)	(1,704,095)	(1,347,151)
	(353,239,105)	(397,524,513)	(107,373,208)	(113,993,733)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	45,587,374	62,581,778	9,800,672	10,900,284
Class C	1,849,244	5,374,726	239,425	789,799
Class R	3,796,607	5,184,735	2,267,193	1,581,672
Institutional Class[1]	243,826,289	528,665,889	79,939,248	158,489,110
Class R6	102,925,296	217,744,473	10,215,130	12,637,834
Class Y	12,977,307	30,378,092	1,436,050	1,174,280

Net assets from reorganization:[2]
Class A	—	643,330,310	—	—
Class C	—	32,772,506	—	—
Class R	—	7,649,278	—	—
Institutional Class[1]	—	353,505,893	—	—
Class R6	—	36,218,815	—	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	147,061,078	134,050,398	18,726,117	15,872,330
Class C	7,269,465	7,841,295	1,437,929	1,537,608
Class R	4,544,855	3,966,467	1,477,147	1,188,750
Institutional Class[1]	120,857,122	166,340,845	72,678,516	82,302,094
Class R6	51,247,014	68,916,553	8,689,672	9,073,487
Class Y	10,823,165	12,156,889	1,700,786	1,344,408
	752,764,816	2,316,678,942	208,607,885	296,891,656

Statements of changes in net assets
Ivy Funds
	Nomura Mid Cap Growth Fund		Nomura Mid Cap Income Opportunities Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Capital Share Transactions (See Note 6) (continued):
Cost of shares redeemed:
Class A	$(444,710,810)	$(423,223,872)	$(31,593,163)	$(34,161,411)
Class C	(26,918,258)	(36,347,914)	(5,214,207)	(5,711,716)
Class R	(16,842,773)	(16,556,152)	(3,637,578)	(4,126,890)
Institutional Class[1]	(1,388,352,765)	(1,461,209,081)	(309,534,978)	(359,066,701)
Class R6	(716,161,338)	(467,442,480)	(43,702,978)	(29,060,723)
Class Y	(86,440,176)	(76,614,434)	(2,868,428)	(3,708,984)
	(2,679,426,120)	(2,481,393,933)	(396,551,332)	(435,836,425)
Decrease in net assets derived from capital share transactions	(1,926,661,304)	(164,714,991)	(187,943,447)	(138,944,769)
Net Decrease in Net Assets	(1,973,503,311)	(1,279,155,600)	(210,716,695)	(240,894,512)

Net Assets:
Beginning of year	4,966,757,436	6,245,913,036	931,539,517	1,172,434,029
End of year	$2,993,254,125	$4,966,757,436	$720,822,822	$931,539,517
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[2]	See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

	Nomura Small Cap Growth Fund		Nomura Smid Cap Core Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$(8,231,665)	$(10,068,177)	$1,032,588	$1,028,657
Net realized gain (loss)	182,792,174	131,016,248[1]	13,571,964	4,963,432[1]
Net increase from payment by affiliates	—	63[2]	—	213[2]
Net change in unrealized appreciation (depreciation)	54,376,652	(206,234,091)	42,193,228	(4,423,653)
Net increase (decrease) in net assets resulting from operations	228,937,161	(85,285,957)	56,797,780	1,568,649

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(93,268,476)	(34,271,912)	(1,929,029)	(317,925)
Class C	(1,616,128)	(1,929,041)	(161,266)	(11,186)
Class R	(7,652,443)	(2,666,405)	(409,053)	(27,210)
Institutional Class[3]	(34,433,324)	(15,359,796)	(2,819,418)	(504,860)
Class R6	(8,849,229)	(4,161,858)	(690,937)	(155,266)
Class Y	(3,173,241)	(1,124,222)	(83,441)	(11,043)
	(148,992,841)	(59,513,234)	(6,093,144)	(1,027,490)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	17,629,623	24,676,263	6,844,561	11,497,050
Class C	1,202,625	1,798,804	648,634	1,076,321
Class R	2,225,887	3,067,937	5,593,344	3,085,234
Institutional Class[3]	62,986,163	95,499,301	72,659,939	56,516,094
Class R6	12,638,833	18,567,784	6,754,871	5,782,871
Class Y	6,360,328	3,135,837	915,852	598,916

Net assets from reorganization:[4]
Class A	—	19,820,021	—	—
Class C	—	4,221,604	—	—
Class R	—	1,475,192	—	—
Institutional Class[3]	—	64,499,652	—	—

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	92,685,841	34,141,794	1,889,182	316,563
Class C	1,517,937	1,922,282	160,131	11,186
Class R	7,650,865	2,666,405	408,690	27,210
Institutional Class[3]	33,350,247	15,203,093	2,799,225	497,724
Class R6	8,730,336	3,993,679	687,696	155,266
Class Y	2,954,986	1,124,097	64,523	11,027
	249,933,671	295,813,745	99,426,648	79,575,462

Statements of changes in net assets
Ivy Funds
	Nomura Small Cap Growth Fund		Nomura Smid Cap Core Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Capital Share Transactions (See Note 6) (continued):
Cost of shares redeemed:
Class A	$(137,257,309)	$(138,037,888)	$(22,843,309)	$(24,290,069)
Class C	(5,728,769)	(7,475,399)	(3,218,144)	(3,693,714)
Class R	(9,602,078)	(8,441,688)	(3,046,366)	(4,422,088)
Institutional Class[3]	(186,774,597)	(239,850,442)	(82,625,379)	(52,603,419)
Class R6	(37,754,821)	(91,025,463)	(10,319,099)	(10,353,142)
Class Y	(9,335,205)	(12,029,542)	(2,095,959)	(1,000,214)
	(386,452,779)	(496,860,422)	(124,148,256)	(96,362,646)
Decrease in net assets derived from capital share transactions	(136,519,108)	(201,046,677)	(24,721,608)	(16,787,184)
Net Increase (Decrease) in Net Assets	(56,574,788)	(345,845,868)	25,983,028	(16,246,025)

Net Assets:
Beginning of year	1,040,570,674	1,386,416,542	323,481,870	339,727,895
End of year	$983,995,886	$1,040,570,674	$349,464,898	$323,481,870
[1]	Excludes net increase from payment by affiliates.
[2]	See Note 2 in “Notes to financial statements.”
[3]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[4]	See Note 7 in “Notes to financial statements.”
See accompanying notes, which are an integral part of the financial statements.

	Nomura Systematic Emerging Markets Equity Fund
	Year ended
	3/31/26	3/31/25φ
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$14,714,182	$17,971,218
Net realized gain (loss)	100,499,982	34,380,248
Net change in unrealized appreciation (depreciation)	62,226,126	(19,544,652)
Net increase (decrease) in net assets resulting from operations	177,440,290	32,806,814

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(13,344,090)	(4,556,758)
Class C	(1,268,836)	(586,978)
Class R	(1,130,371)	(185,407)
Institutional Class[1]	(33,315,414)	(12,934,228)
Class R6	(7,796,578)	(3,499,420)
Class Y	(2,779,604)	(826,183)
	(59,634,893)	(22,588,974)

Capital Share Transactions (See Note 6):
Proceeds from shares sold:
Class A	11,395,674	12,334,270
Class C	2,123,691	3,978,117
Class R	6,892,376	990,699
Institutional Class[1]	55,604,248	87,322,698
Class R6	16,573,621	19,299,080
Class Y	11,025,776	6,249,361

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	12,889,884	4,505,238
Class C	1,265,281	586,655
Class R	1,104,881	184,915
Institutional Class[1]	28,034,021	11,831,001
Class R6	7,746,635	3,395,931
Class Y	380,609	826,151
	155,036,697	151,504,116

Statements of changes in net assets
Ivy Funds
	Nomura Systematic Emerging Markets Equity Fund
	Year ended
	3/31/26	3/31/25φ
Capital Share Transactions (See Note 6) (continued):
Cost of shares redeemed:
Class A	$(38,804,876)	$(42,664,345)
Class C	(7,887,309)	(7,621,248)
Class R	(2,216,145)	(1,299,744)
Institutional Class[1]	(198,672,698)	(153,778,389)
Class R6	(59,982,089)	(49,372,201)
Class Y	(12,477,229)	(7,519,844)
	(320,040,346)	(262,255,771)
Decrease in net assets derived from capital share transactions	(165,003,649)	(110,751,655)
Net Decrease in Net Assets	(47,198,252)	(100,533,815)

Net Assets:
Beginning of year	660,493,989	761,027,804
End of year	$613,295,737	$660,493,989
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
φ Consolidated statements of changes in net assets through November 27, 2024.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Core Equity Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$16.47	$17.11	$14.69	$18.10	$18.01

Income (loss) from investment operations:
Net investment income[1]	0.03	0.04	0.03	0.05	0.04
Net realized and unrealized gain (loss)	2.28	1.46	4.29	(1.36)	2.56
Total from investment operations	2.31	1.50	4.32	(1.31)	2.60

Less dividends and distributions from:
Net investment income	(0.04)	(0.03)	(0.06)	(0.08)	(0.09)
Net realized gain	(2.49)	(2.11)	(1.84)	(2.02)	(2.42)
Total dividends and distributions	(2.53)	(2.14)	(1.90)	(2.10)	(2.51)

Net asset value, end of period	$16.25	$16.47	$17.11	$14.69	$18.10

Total return[2]	13.27%[3]	7.94%[3]	31.18%[3]	(6.71%)[3]	13.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,536,732	$2,633,516	$2,846,374	$2,574,630	$3,424,139
Ratio of expenses to average net assets[4]	0.99%	0.99%	1.00%	1.00%	0.97%
Ratio of expenses to average net assets prior to fees waived[4]	1.01%	1.01%	1.00%	1.03%	0.97%
Ratio of net investment income to average net assets	0.15%	0.20%	0.18%	0.32%	0.19%
Ratio of net investment income to average net assets prior to fees waived	0.13%	0.18%	0.18%	0.29%	0.19%
Portfolio turnover	40%	24%	35%	37%	36%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Core Equity Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$11.26	$12.34	$11.09	$14.27	$14.65

Income (loss) from investment operations:
Net investment loss[1]	(0.07)[2]	(0.07)	(0.07)	(0.06)	(0.11)
Net realized and unrealized gain (loss)	1.59	1.10	3.17	(1.10)	2.10
Total from investment operations	1.52	1.03	3.10	(1.16)	1.99

Less dividends and distributions from:
Net investment income	—	—	(0.01)	—	(0.01)
Net realized gain	(2.49)	(2.11)	(1.84)	(2.02)	(2.36)
Total dividends and distributions	(2.49)	(2.11)	(1.85)	(2.02)	(2.37)

Net asset value, end of period	$10.29	$11.26	$12.34	$11.09	$14.27

Total return[3]	12.37%[4]	7.17%[4]	30.19%[4]	(7.48%)[4]	12.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,638	$17,523	$18,101	$17,253	$27,556
Ratio of expenses to average net assets[5]	1.74%	1.74%	1.75%	1.84%	1.85%
Ratio of expenses to average net assets prior to fees waived[5]	1.76%	1.76%	1.75%	1.99%	1.85%
Ratio of net investment loss to average net assets	(0.60%)	(0.55%)	(0.57%)	(0.52%)	(0.70%)
Ratio of net investment loss to average net assets prior to fees waived	(0.62%)	(0.57%)	(0.57%)	(0.67%)	(0.70%)
Portfolio turnover	40%	24%	35%	37%	36%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Core Equity Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$16.16	$16.84	$14.47	$17.88	$17.82

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)[2]	(0.01)	(0.01)	0.01	(0.04)
Net realized and unrealized gain (loss)	2.24	1.44	4.22	(1.35)	2.53
Total from investment operations	2.22	1.43	4.21	(1.34)	2.49

Less dividends and distributions from:
Net investment income	—	—[3]	—	(0.05)	(0.04)
Net realized gain	(2.49)	(2.11)	(1.84)	(2.02)	(2.39)
Total dividends and distributions	(2.49)	(2.11)	(1.84)	(2.07)	(2.43)

Net asset value, end of period	$15.89	$16.16	$16.84	$14.47	$17.88

Total return[4]	12.98%[5]	7.67%[5]	30.84%[5]	(6.98%)[5]	13.42%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$176	$172	$161	$231	$212
Ratio of expenses to average net assets[6]	1.24%	1.24%	1.25%	1.30%	1.39%
Ratio of expenses to average net assets prior to fees waived[6]	1.26%	1.26%	1.25%	1.31%	1.39%
Ratio of net investment income (loss) to average net assets	(0.09%)	(0.05%)	(0.07%)	0.03%	(0.22%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.11%)	(0.07%)	(0.07%)	0.02%	(0.22%)
Portfolio turnover	40%	24%	35%	37%	36%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Amount is less than $(0.005) per share.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Core Equity Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$20.77	$21.06	$17.67	$21.24	$20.77

Income (loss) from investment operations:
Net investment income[1]	0.09	0.10	0.08	0.10	0.08
Net realized and unrealized gain (loss)	2.84	1.78	5.22	(1.57)	2.93
Total from investment operations	2.93	1.88	5.30	(1.47)	3.01

Less dividends and distributions from:
Net investment income	(0.05)	(0.06)	(0.07)	(0.08)	(0.12)
Net realized gain	(2.49)	(2.11)	(1.84)	(2.02)	(2.42)
Total dividends and distributions	(2.54)	(2.17)	(1.91)	(2.10)	(2.54)

Net asset value, end of period	$21.16	$20.77	$21.06	$17.67	$21.24

Total return[2]	13.53%[3]	8.23%[3]	31.50%[3]	(6.46%)	14.00%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$787,518	$814,243	$764,906	$744,911	$1,070,912
Ratio of expenses to average net assets[4]	0.74%	0.74%	0.75%	0.78%	0.79%
Ratio of expenses to average net assets prior to fees waived[4]	0.76%	0.76%	0.75%	0.78%	0.79%
Ratio of net investment income to average net assets	0.40%	0.45%	0.43%	0.55%	0.37%
Ratio of net investment income to average net assets prior to fees waived	0.38%	0.43%	0.43%	0.55%	0.37%
Portfolio turnover	40%	24%	35%	37%	36%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Core Equity Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$20.84	$21.13	$17.73	$21.31	$20.82

Income (loss) from investment operations:
Net investment income[1]	0.12	0.12	0.09	0.12	0.12
Net realized and unrealized gain (loss)	2.83	1.78	5.24	(1.59)	2.94
Total from investment operations	2.95	1.90	5.33	(1.47)	3.06

Less dividends and distributions from:
Net investment income	—	(0.08)	(0.09)	(0.09)	(0.15)
Net realized gain	(2.49)	(2.11)	(1.84)	(2.02)	(2.42)
Total dividends and distributions	(2.49)	(2.19)	(1.93)	(2.11)	(2.57)

Net asset value, end of period	$21.30	$20.84	$21.13	$17.73	$21.31

Total return[2]	13.58%[3]	8.31%[3]	31.60%[3]	(6.44%)	14.23%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,693	$77,069	$70,743	$48,677	$91,633
Ratio of expenses to average net assets[4]	0.67%	0.67%	0.70%	0.69%	0.64%
Ratio of expenses to average net assets prior to fees waived[4]	0.69%	0.69%	0.70%	0.69%	0.64%
Ratio of net investment income to average net assets	0.55%	0.52%	0.48%	0.64%	0.52%
Ratio of net investment income to average net assets prior to fees waived	0.53%	0.50%	0.48%	0.64%	0.52%
Portfolio turnover	40%	24%	35%	37%	36%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Core Equity Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$19.50	$19.93	$16.83	$20.38	$20.01

Income (loss) from investment operations:
Net investment income[1]	0.03	0.04	0.03	0.07	0.07
Net realized and unrealized gain (loss)	2.68	1.70	4.95	(1.52)	2.83
Total from investment operations	2.71	1.74	4.98	(1.45)	2.90

Less dividends and distributions from:
Net investment income	—	(0.06)	(0.04)	(0.08)	(0.11)
Net realized gain	(2.49)	(2.11)	(1.84)	(2.02)	(2.42)
Total dividends and distributions	(2.49)	(2.17)	(1.88)	(2.10)	(2.53)

Net asset value, end of period	$19.72	$19.50	$19.93	$16.83	$20.38

Total return[2]	13.28%[3]	7.99%[3]	31.13%	(6.63%)[3]	13.99%[3]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,816	$28,491	$30,813	$25,065	$29,855
Ratio of expenses to average net assets[4]	0.99%	0.99%	1.00%	0.94%	0.84%
Ratio of expenses to average net assets prior to fees waived[4]	1.01%	1.01%	1.00%	0.97%	1.04%
Ratio of net investment income to average net assets	0.15%	0.21%	0.18%	0.39%	0.32%
Ratio of net investment income to average net assets prior to fees waived	0.13%	0.19%	0.18%	0.36%	0.12%
Portfolio turnover	40%	24%	35%	37%	36%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Global Bond Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$9.20	$9.15	$9.09	$9.57	$10.26

Income (loss) from investment operations:
Net investment income[1]	0.32	0.33	0.32	0.24	0.25
Net realized and unrealized gain (loss)	(0.04)	0.01	0.05	(0.44)	(0.69)
Total from investment operations	0.28	0.34	0.37	(0.20)	(0.44)

Less dividends and distributions from:
Net investment income	(0.32)	(0.29)	(0.31)	(0.28)	(0.25)
Total dividends and distributions	(0.32)	(0.29)	(0.31)	(0.28)	(0.25)

Net asset value, end of period	$9.16	$9.20	$9.15	$9.09	$9.57

Total return[2]	3.08%	3.82%	4.19%	(2.00%)	(4.39%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$80,031	$91,772	$96,400	$111,266	$150,133
Ratio of expenses to average net assets[3]	0.94%	0.96%[4]	0.97%[5]	0.96%	0.96%
Ratio of expenses to average net assets prior to fees waived[3]	1.15%	1.13%[4]	1.09%[5]	1.24%	1.19%
Ratio of net investment income to average net assets	3.48%	3.58%	3.58%	2.64%	2.46%
Ratio of net investment income to average net assets prior to fees waived	3.27%	3.41%	3.46%	2.36%	2.23%
Portfolio turnover	141%	226%	181%	124%	50%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[5]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 0.96% and 1.08%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Global Bond Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$9.19	$9.14	$9.09	$9.57	$10.25

Income (loss) from investment operations:
Net investment income[1]	0.25	0.26	0.25	0.17	0.17
Net realized and unrealized gain (loss)	(0.04)	0.01	0.05	(0.43)	(0.68)
Total from investment operations	0.21	0.27	0.30	(0.26)	(0.51)

Less dividends and distributions from:
Net investment income	(0.25)	(0.22)	(0.25)	(0.22)	(0.17)
Total dividends and distributions	(0.25)	(0.22)	(0.25)	(0.22)	(0.17)

Net asset value, end of period	$9.15	$9.19	$9.14	$9.09	$9.57

Total return[2]	2.31%	3.01%	3.36%	(2.68%)	(5.04%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,115	$1,185	$1,729	$2,675	$3,499
Ratio of expenses to average net assets[3]	1.69%	1.71%[4]	1.72%[5]	1.71%	1.72%
Ratio of expenses to average net assets prior to fees waived[3]	1.90%	1.88%[4]	1.84%[5]	2.06%	1.97%
Ratio of net investment income to average net assets	2.73%	2.83%	2.83%	1.91%	1.69%
Ratio of net investment income to average net assets prior to fees waived	2.52%	2.66%	2.71%	1.56%	1.44%
Portfolio turnover	141%	226%	181%	124%	50%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[5]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 1.71% and 1.83%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Nomura Global Bond Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$9.17	$9.13	$9.07	$9.55	$10.23

Income (loss) from investment operations:
Net investment income[1]	0.30	0.30	0.30	0.21	0.20
Net realized and unrealized gain (loss)	(0.04)	0.01	0.05	(0.43)	(0.68)
Total from investment operations	0.26	0.31	0.35	(0.22)	(0.48)

Less dividends and distributions from:
Net investment income	(0.30)	(0.27)	(0.29)	(0.26)	(0.20)
Total dividends and distributions	(0.30)	(0.27)	(0.29)	(0.26)	(0.20)

Net asset value, end of period	$9.13	$9.17	$9.13	$9.07	$9.55

Total return[2]	2.84%[3]	3.50%[3]	3.98%[3]	(2.31%)[3]	(4.77%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$847	$1,043	$342	$257	$260
Ratio of expenses to average net assets[4]	1.19%	1.21%[5]	1.22%[6]	1.29%	1.45%
Ratio of expenses to average net assets prior to fees waived[4]	1.40%	1.38%[5]	1.34%[6]	1.31%	1.45%
Ratio of net investment income to average net assets	3.22%	3.33%	3.33%	2.35%	1.96%
Ratio of net investment income to average net assets prior to fees waived	3.01%	3.16%	3.21%	2.33%	1.96%
Portfolio turnover	141%	226%	181%	124%	50%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[6]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 1.21% and 1.33%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Global Bond Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$9.18	$9.14	$9.09	$9.57	$10.25

Income (loss) from investment operations:
Net investment income[1]	0.34	0.35	0.34	0.26	0.27
Net realized and unrealized gain (loss)	(0.04)	0.01	0.05	(0.43)	(0.68)
Total from investment operations	0.30	0.36	0.39	(0.17)	(0.41)

Less dividends and distributions from:
Net investment income	(0.34)	(0.32)	(0.34)	(0.31)	(0.27)
Total dividends and distributions	(0.34)	(0.32)	(0.34)	(0.31)	(0.27)

Net asset value, end of period	$9.14	$9.18	$9.14	$9.09	$9.57

Total return[2]	3.35%	3.97%	4.44%	(1.76%)	(4.08%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$186,570	$207,714	$210,566	$179,446	$198,358
Ratio of expenses to average net assets[3]	0.69%	0.71%[4]	0.72%[5]	0.72%	0.74%
Ratio of expenses to average net assets prior to fees waived[3]	0.90%	0.88%[4]	0.84%[5]	0.75%	0.86%
Ratio of net investment income to average net assets	3.72%	3.83%	3.83%	2.91%	2.67%
Ratio of net investment income to average net assets prior to fees waived	3.51%	3.66%	3.71%	2.88%	2.55%
Portfolio turnover	141%	226%	181%	124%	50%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[5]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 0.71% and 0.83%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Nomura Global Bond Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$9.18	$9.13	$9.09	$9.57	$10.26

Income (loss) from investment operations:
Net investment income[1]	0.36	0.36	0.35	0.26	0.27
Net realized and unrealized gain (loss)	(0.04)	0.02	0.05	(0.43)	(0.68)
Total from investment operations	0.32	0.38	0.40	(0.17)	(0.41)

Less dividends and distributions from:
Net investment income	(0.36)	(0.33)	(0.36)	(0.31)	(0.28)
Total dividends and distributions	(0.36)	(0.33)	(0.36)	(0.31)	(0.28)

Net asset value, end of period	$9.14	$9.18	$9.13	$9.09	$9.57

Total return[2]	3.48%[3]	4.22%[3]	4.50%[3]	(1.75%)	(4.14%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$136,067	$180,146	$171,002	$132,679	$143,870
Ratio of expenses to average net assets[4]	0.56%	0.58%[5]	0.64%[6]	0.73%	0.70%
Ratio of expenses to average net assets prior to fees waived[4]	0.77%	0.75%[5]	0.74%[6]	0.73%	0.70%
Ratio of net investment income to average net assets	3.87%	3.95%	3.91%	2.90%	2.65%
Ratio of net investment income to average net assets prior to fees waived	3.66%	3.78%	3.81%	2.90%	2.65%
Portfolio turnover	141%	226%	181%	124%	50%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[6]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 0.63% and 0.73%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Global Bond Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$9.20	$9.15	$9.09	$9.58	$10.26

Income (loss) from investment operations:
Net investment income[1]	0.32	0.33	0.32	0.25	0.25
Net realized and unrealized gain (loss)	(0.04)	0.02	0.05	(0.45)	(0.68)
Total from investment operations	0.28	0.35	0.37	(0.20)	(0.43)

Less dividends and distributions from:
Net investment income	(0.32)	(0.30)	(0.31)	(0.29)	(0.25)
Total dividends and distributions	(0.32)	(0.30)	(0.31)	(0.29)	(0.25)

Net asset value, end of period	$9.16	$9.20	$9.15	$9.09	$9.58

Total return[2]	3.08%	3.84%	4.21%	(2.06%)	(4.29%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,782	$2,345	$1,999	$1,879	$881
Ratio of expenses to average net assets[3]	0.94%	0.96%[4]	0.97%[5]	0.96%	0.96%
Ratio of expenses to average net assets prior to fees waived[3]	1.15%	1.13%[4]	1.09%[5]	0.99%	1.11%
Ratio of net investment income to average net assets	3.48%	3.58%	3.58%	2.74%	2.42%
Ratio of net investment income to average net assets prior to fees waived	3.27%	3.41%	3.46%	2.71%	2.27%
Portfolio turnover	141%	226%	181%	124%	50%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[5]	The ratio of expenses to average net assets excluding interest expense and ratio of expenses to average net assets prior to fees waived excluding interest expense for the year ended March 31, 2024 were 0.96% and 1.08%, respectively.
See accompanying notes, which are an integral part of the financial statements.

Nomura Global Growth Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$35.09	$34.68	$29.35	$54.30	$56.56

Income (loss) from investment operations:
Net investment income[1]	0.08[2]	0.04	0.21[2]	0.22	0.08
Net realized and unrealized gain (loss)	4.69	1.73	7.03	(3.65)	1.81
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	4.77	1.77	7.24	(3.43)	1.89

Less dividends and distributions from:
Net investment income	—	(0.09)	(0.20)	—	(0.19)
Net realized gain	(3.39)	(1.27)	(1.71)	(21.52)	(3.96)
Total dividends and distributions	(3.39)	(1.36)	(1.91)	(21.52)	(4.15)

Net asset value, end of period	$36.47	$35.09	$34.68	$29.35	$54.30

Total return[4]	13.26%[2,5]	4.96%[3,5]	25.48%[2,5]	(4.48%)[5]	2.84%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$612,775	$631,961	$346,465	$333,400	$481,991
Ratio of expenses to average net assets[6]	1.09%	1.13%[7]	1.18%	1.28%	1.27%
Ratio of expenses to average net assets prior to fees waived[6]	1.29%	1.32%[7]	1.19%	1.39%	1.27%
Ratio of net investment income to average net assets	0.20%	0.12%	0.68%	0.53%	0.14%
Ratio of net investment income (loss) to average net assets prior to fees waived	—[8]	(0.07%)	0.67%	0.42%	0.14%
Portfolio turnover	46%	55%	47%	39%	45%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.02 and $0.05 and total return by 0.06% and 0.17% for the years ended March 31, 2026 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2025.
[8]	Amount is less than 0.005%.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Global Growth Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$20.33	$20.77	$18.40	$43.16	$45.65

Income (loss) from investment operations:
Net investment loss[1]	(0.12)[2,3]	(0.14)	(0.02)[2]	(0.10)	(0.40)
Net realized and unrealized gain (loss)	2.76	1.06	4.29	(3.14)	1.51
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.64	0.92	4.27	(3.24)	1.11

Less dividends and distributions from:
Net investment income	—	(0.09)	(0.19)	—	—
Net realized gain	(3.39)	(1.27)	(1.71)	(21.52)	(3.60)
Total dividends and distributions	(3.39)	(1.36)	(1.90)	(21.52)	(3.60)

Net asset value, end of period	$19.58	$20.33	$20.77	$18.40	$43.16

Total return[5]	12.37%[2,6]	4.17%[4,6]	24.49%[2,6]	(5.30%)[6]	1.88%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,889	$3,124	$2,164	$2,187	$3,530
Ratio of expenses to average net assets[7]	1.85%	1.89%[8]	1.94%	2.17%	2.22%
Ratio of expenses to average net assets prior to fees waived[7]	2.05%	2.08%[8]	1.95%	2.51%	2.22%
Ratio of net investment loss to average net assets	(0.55%)	(0.64%)	(0.08%)	(0.35%)	(0.84%)
Ratio of net investment loss to average net assets prior to fees waived	(0.75%)	(0.83%)	(0.09%)	(0.69%)	(0.84%)
Portfolio turnover	46%	55%	47%	39%	45%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income (loss) per share by $0.01 and $0.03 and total return by 0.05% and 0.16% for the years ended March 31, 2026 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[6]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Global Growth Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$33.88	$33.53	$28.46	$53.50	$55.69

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)[2,3]	(0.03)	0.12[2]	0.09	(0.15)
Net realized and unrealized gain (loss)	4.53	1.65	6.80	(3.61)	1.78
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	4.51	1.62	6.92	(3.52)	1.63

Less dividends and distributions from:
Net investment income	—	—	(0.14)	—	(0.01)
Net realized gain	(3.39)	(1.27)	(1.71)	(21.52)	(3.81)
Total dividends and distributions	(3.39)	(1.27)	(1.85)	(21.52)	(3.82)

Net asset value, end of period	$35.00	$33.88	$33.53	$28.46	$53.50

Total return[5]	12.96%[2,6]	4.69%[4,6]	25.13%[2,6]	(4.74%)[6]	2.46%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$977	$959	$772	$716	$835
Ratio of expenses to average net assets[7]	1.35%	1.39%[8]	1.44%	1.55%	1.66%
Ratio of expenses to average net assets prior to fees waived[7]	1.55%	1.58%[8]	1.45%	1.57%	1.66%
Ratio of net investment income (loss) to average net assets	(0.06%)	(0.10%)	0.41%	0.23%	(0.25%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.26%)	(0.29%)	0.40%	0.21%	(0.25%)
Portfolio turnover	46%	55%	47%	39%	45%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income (loss) per share by $0.02 and $0.04 and total return by 0.06% and 0.14% for the years ended March 31, 2026 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[6]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[8]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Global Growth Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$37.21	$36.64	$30.86	$55.82	$58.10

Income (loss) from investment operations:
Net investment income[1]	0.19[2]	0.16	0.31[2]	0.37	0.20
Net realized and unrealized gain (loss)	4.96	1.78	7.41	(3.75)	1.89
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	5.15	1.94	7.72	(3.38)	2.09

Less dividends and distributions from:
Net investment income	(0.04)	(0.10)	(0.23)	(0.06)	(0.41)
Net realized gain	(3.39)	(1.27)	(1.71)	(21.52)	(3.96)
Total dividends and distributions	(3.43)	(1.37)	(1.94)	(21.58)	(4.37)

Net asset value, end of period	$38.93	$37.21	$36.64	$30.86	$55.82

Total return[4]	13.52%[2]	5.17%[3]	25.81%[2]	(4.25%)	3.09%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$174,601	$203,757	$177,272	$196,155	$379,099
Ratio of expenses to average net assets[5]	0.85%	0.89%[6]	0.94%	1.01%	1.06%
Ratio of expenses to average net assets prior to fees waived[5]	1.05%	1.08%[6]	0.95%	1.03%	1.07%
Ratio of net investment income to average net assets	0.45%	0.42%	0.94%	0.85%	0.33%
Ratio of net investment income to average net assets prior to fees waived	0.25%	0.23%	0.93%	0.83%	0.32%
Portfolio turnover	46%	55%	47%	39%	45%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.02 and $0.05 and total return by 0.05% and 0.16% for the years ended March 31, 2026 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Global Growth Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$37.30	$36.74	$31.04	$56.21	$58.51

Income (loss) from investment operations:
Net investment income[1]	0.22[2]	0.20	0.29[2]	0.31	0.23
Net realized and unrealized gain (loss)	4.99	1.79	7.48	(3.70)	1.96
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	5.21	1.99	7.77	(3.39)	2.19

Less dividends and distributions from:
Net investment income	(0.09)	(0.16)	(0.36)	(0.26)	(0.53)
Net realized gain	(3.39)	(1.27)	(1.71)	(21.52)	(3.96)
Total dividends and distributions	(3.48)	(1.43)	(2.07)	(21.78)	(4.49)

Net asset value, end of period	$39.03	$37.30	$36.74	$31.04	$56.21

Total return[4]	13.64%[2,5]	5.28%[3,5]	25.87%[2,5]	(4.20%)[5]	3.22%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$16,413	$15,739	$14,681	$2,908	$2,633
Ratio of expenses to average net assets[6]	0.76%	0.79%[7]	0.85%	0.98%	0.91%
Ratio of expenses to average net assets prior to fees waived[6]	0.96%	1.00%[7]	0.92%	1.00%	0.91%
Ratio of net investment income to average net assets	0.53%	0.53%	0.87%	0.73%	0.37%
Ratio of net investment income to average net assets prior to fees waived	0.33%	0.32%	0.80%	0.71%	0.37%
Portfolio turnover	46%	55%	47%	39%	45%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.02 and $0.05 and total return by 0.05% and 0.16% for the years ended March 31, 2026 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Global Growth Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$35.45	$35.04	$29.66	$54.63	$56.88

Income (loss) from investment operations:
Net investment income[1]	0.08[2]	0.04	0.24[2]	0.21	0.07
Net realized and unrealized gain (loss)	4.74	1.73	7.08	(3.66)	1.83
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	4.82	1.77	7.32	(3.45)	1.90

Less dividends and distributions from:
Net investment income	—	(0.09)	(0.23)	—	(0.19)
Net realized gain	(3.39)	(1.27)	(1.71)	(21.52)	(3.96)
Total dividends and distributions	(3.39)	(1.36)	(1.94)	(21.52)	(4.15)

Net asset value, end of period	$36.88	$35.45	$35.04	$29.66	$54.63

Total return[4]	13.27%[2]	4.92%[3]	25.48%[2]	(4.50%)	2.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,453	$2,786	$1,860	$1,483	$1,962
Ratio of expenses to average net assets[5]	1.10%	1.14%[6]	1.19%	1.28%	1.28%
Ratio of expenses to average net assets prior to fees waived[5]	1.30%	1.33%[6]	1.20%	1.32%	1.32%
Ratio of net investment income to average net assets	0.21%	0.11%	0.64%	0.51%	0.11%
Ratio of net investment income (loss) to average net assets prior to fees waived	0.01%	(0.08%)	0.63%	0.47%	0.07%
Portfolio turnover	46%	55%	47%	39%	45%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.02 and $0.05 and total return by 0.06% and 0.17% for the years ended March 31, 2026 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura High Income Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26φ	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$5.83	$6.08	$5.87	$6.73	$7.10

Income (loss) from investment operations:
Net investment income[1]	0.38	0.38	0.43	0.44	0.46
Net realized and unrealized gain (loss)	(0.09)	(0.24)	0.21	(0.86)	(0.38)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.29	0.14	0.64	(0.42)	0.08

Less dividends and distributions from:
Net investment income	(0.37)	(0.39)	(0.43)	(0.44)	(0.45)
Total dividends and distributions	(0.37)	(0.39)	(0.43)	(0.44)	(0.45)

Net asset value, end of period	$5.75	$5.83	$6.08	$5.87	$6.73

Total return[3]	5.07%[2,4]	2.26%[2,4]	11.36%	(6.02%)[4]	1.09%[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,002,127	$1,207,774	$1,109,865	$1,196,375	$1,576,813
Ratio of expenses to average net assets[6]	0.88%	1.00%[7,8]	0.89%	1.00%	0.95%
Ratio of expenses to average net assets prior to fees waived[6]	1.00%	1.08%[7,8]	0.89%	1.02%	0.95%
Ratio of net investment income to average net assets	6.48%	6.32%	7.27%	7.38%	6.44%
Ratio of net investment income to average net assets prior to fees waived	6.36%	6.24%	7.27%	7.36%	6.44%
Portfolio turnover	34%	56%	30%	50%	48%
φ	Consolidated financial highlights from July 7, 2025.
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Payments by affiliates had no impact on net asset value and total return.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The impact of the tax expense on the ratio of expenses to average net assets is 0.11% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura High Income Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26φ	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$5.82	$6.08	$5.87	$6.73	$7.10

Income (loss) from investment operations:
Net investment income[1]	0.34	0.34	0.39	0.40	0.40
Net realized and unrealized gain (loss)	(0.09)	(0.26)	0.20	(0.86)	(0.37)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.25	0.08	0.59	(0.46)	0.03

Less dividends and distributions from:
Net investment income	(0.33)	(0.34)	(0.38)	(0.40)	(0.40)
Total dividends and distributions	(0.33)	(0.34)	(0.38)	(0.40)	(0.40)

Net asset value, end of period	$5.74	$5.82	$6.08	$5.87	$6.73

Total return[3]	4.28%[2,4]	1.32%[2,4]	10.53%	(6.70%)[4]	0.38%[4,5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$52,946	$76,913	$111,787	$141,497	$221,601
Ratio of expenses to average net assets[6]	1.63%	1.75%[7,8]	1.64%	1.71%	1.66%
Ratio of expenses to average net assets prior to fees waived[6]	1.75%	1.83%[7,8]	1.64%	1.81%	1.70%
Ratio of net investment income to average net assets	5.73%	5.54%	6.52%	6.64%	5.72%
Ratio of net investment income to average net assets prior to fees waived	5.61%	5.46%	6.52%	6.54%	5.68%
Portfolio turnover	34%	56%	30%	50%	48%
φ	Consolidated financial highlights from July 7, 2025.
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Payments by affiliates had no impact on net asset value and total return.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The impact of the tax expense on the ratio of expenses to average net assets is 0.11% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura High Income Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26φ	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$5.82	$6.08	$5.87	$6.73	$7.10

Income (loss) from investment operations:
Net investment income[1]	0.37	0.37	0.41	0.42	0.43
Net realized and unrealized gain (loss)	(0.08)	(0.26)	0.21	(0.85)	(0.37)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.29	0.11	0.62	(0.43)	0.06

Less dividends and distributions from:
Net investment income	(0.36)	(0.37)	(0.41)	(0.43)	(0.43)
Total dividends and distributions	(0.36)	(0.37)	(0.41)	(0.43)	(0.43)

Net asset value, end of period	$5.75	$5.82	$6.08	$5.87	$6.73

Total return[3]	4.98%[2,4]	1.83%[2,4]	11.08%	(6.29%)	0.71%[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$28,337	$31,504	$32,778	$34,322	$44,613
Ratio of expenses to average net assets[6]	1.13%	1.25%[7,8]	1.14%	1.28%	1.34%
Ratio of expenses to average net assets prior to fees waived[6]	1.25%	1.33%[7,8]	1.14%	1.28%	1.34%
Ratio of net investment income to average net assets	6.23%	6.07%	7.02%	7.09%	6.05%
Ratio of net investment income to average net assets prior to fees waived	6.11%	5.99%	7.02%	7.09%	6.05%
Portfolio turnover	34%	56%	30%	50%	48%
φ	Consolidated financial highlights from July 7, 2025.
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Payments by affiliates had no impact on net asset value and total return.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The impact of the tax expense on the ratio of expenses to average net assets is 0.11% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura High Income Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26φ	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$5.82	$6.08	$5.87	$6.73	$7.10

Income (loss) from investment operations:
Net investment income[1]	0.40	0.40	0.44	0.45	0.47
Net realized and unrealized gain (loss)	(0.08)	(0.26)	0.21	(0.85)	(0.37)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.32	0.14	0.65	(0.40)	0.10

Less dividends and distributions from:
Net investment income	(0.39)	(0.40)	(0.44)	(0.46)	(0.47)
Total dividends and distributions	(0.39)	(0.40)	(0.44)	(0.46)	(0.47)

Net asset value, end of period	$5.75	$5.82	$6.08	$5.87	$6.73

Total return[3]	5.51%[2,4]	2.34%[2,4]	11.63%	(5.79%)	1.31%[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$579,800	$912,237	$1,013,680	$1,035,891	$1,454,150
Ratio of expenses to average net assets[6]	0.63%	0.75%[7,8]	0.64%	0.75%	0.74%
Ratio of expenses to average net assets prior to fees waived[6]	0.75%	0.83%[7,8]	0.64%	0.75%	0.74%
Ratio of net investment income to average net assets	6.73%	6.57%	7.52%	7.61%	6.66%
Ratio of net investment income to average net assets prior to fees waived	6.61%	6.49%	7.52%	7.61%	6.66%
Portfolio turnover	34%	56%	30%	50%	48%
φ	Consolidated financial highlights from July 7, 2025.
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Payments by affiliates had no impact on net asset value and total return.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The impact of the tax expense on the ratio of expenses to average net assets is 0.11% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura High Income Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26φ	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$5.83	$6.08	$5.87	$6.73	$7.10

Income (loss) from investment operations:
Net investment income[1]	0.40	0.40	0.45	0.46	0.48
Net realized and unrealized gain (loss)	(0.09)	(0.24)	0.20	(0.86)	(0.37)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.31	0.16	0.65	(0.40)	0.11

Less dividends and distributions from:
Net investment income	(0.39)	(0.41)	(0.44)	(0.46)	(0.48)
Total dividends and distributions	(0.39)	(0.41)	(0.44)	(0.46)	(0.48)

Net asset value, end of period	$5.75	$5.83	$6.08	$5.87	$6.73

Total return[3]	5.42%[2,4]	2.60%[2,4]	11.64%	(5.68%)	1.45%[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$31,394	$97,070	$53,111	$59,659	$64,630
Ratio of expenses to average net assets[6]	0.54%	0.66%[7,8]	0.62%	0.64%	0.60%
Ratio of expenses to average net assets prior to fees waived[6]	0.66%	0.74%[7,8]	0.62%	0.64%	0.60%
Ratio of net investment income to average net assets	6.83%	6.68%	7.57%	7.78%	6.78%
Ratio of net investment income to average net assets prior to fees waived	6.71%	6.60%	7.57%	7.78%	6.78%
Portfolio turnover	34%	56%	30%	50%	48%
φ	Consolidated financial highlights from July 7, 2025.
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Payments by affiliates had no impact on net asset value and total return.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The impact of the tax expense on the ratio of expenses to average net assets is 0.11% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura High Income Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26φ	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$5.82	$6.08	$5.87	$6.73	$7.10

Income (loss) from investment operations:
Net investment income[1]	0.38	0.38	0.43	0.44	0.45
Net realized and unrealized gain (loss)	(0.09)	(0.25)	0.21	(0.86)	(0.37)
Payment by affiliates	—[2]	—[2]	—	—	—
Total from investment operations	0.29	0.13	0.64	(0.42)	0.08

Less dividends and distributions from:
Net investment income	(0.37)	(0.39)	(0.43)	(0.44)	(0.45)
Total dividends and distributions	(0.37)	(0.39)	(0.43)	(0.44)	(0.45)

Net asset value, end of period	$5.74	$5.82	$6.08	$5.87	$6.73

Total return[3]	5.07%[2,4]	2.08%[2,4]	11.35%	(6.02%)	1.09%[4,5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,282	$46,695	$56,376	$68,758	$99,847
Ratio of expenses to average net assets[6]	0.88%	1.00%[7,8]	0.89%	1.00%	0.96%
Ratio of expenses to average net assets prior to fees waived[6]	1.00%	1.08%[7,8]	0.89%	1.00%	0.99%
Ratio of net investment income to average net assets	6.47%	6.32%	7.27%	7.34%	6.37%
Ratio of net investment income to average net assets prior to fees waived	6.35%	6.24%	7.27%	7.34%	6.34%
Portfolio turnover	34%	56%	30%	50%	48%
φ	Consolidated financial highlights from July 7, 2025.
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Payments by affiliates had no impact on net asset value and total return.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[8]	The impact of the tax expense on the ratio of expenses to average net assets is 0.11% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura International Core Equity Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$21.84	$20.99	$18.83	$19.09	$19.82

Income (loss) from investment operations:
Net investment income[1]	0.18[2]	0.25[2]	0.39[2]	0.38	0.18
Net realized and unrealized gain (loss)	1.76	0.74	2.28[3]	(0.50)	(0.41)
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	1.94	0.99	2.67	(0.12)	(0.23)

Less dividends and distributions from:
Net investment income	(0.28)	(0.14)	(0.51)	(0.14)	(0.50)
Net realized gain	(2.44)	—	—	—	—
Total dividends and distributions	(2.72)	(0.14)	(0.51)	(0.14)	(0.50)

Net asset value, end of period	$21.06	$21.84	$20.99	$18.83	$19.09

Total return[5]	8.23%[2]	4.75%[2,4]	14.36%[2,3]	(0.55%)	(1.28%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$405,636	$431,680	$293,102	$278,607	$329,081
Ratio of expenses to average net assets[6]	1.02%	1.05%[7]	1.04%	1.11%	1.23%
Ratio of expenses to average net assets prior to fees waived[6]	1.30%	1.33%[7]	1.26%	1.42%	1.36%
Ratio of net investment income to average net assets	0.76%	1.16%	2.01%	2.20%	0.89%
Ratio of net investment income to average net assets prior to fees waived	0.48%	0.88%	1.79%	1.89%	0.76%
Portfolio turnover	108%	84%	42%	43%	71%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.04, $0.02 and $0.07 and total return by 0.18%, 0.10% and 0.37% for the years ended March 31, 2026, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.03% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura International Core Equity Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$18.96	$18.24	$16.39	$16.62	$17.33

Income (loss) from investment operations:
Net investment income[1]	0.01[2]	0.11[2]	0.23[2]	0.22	0.04
Net realized and unrealized gain (loss)	1.54	0.61	1.95[3]	(0.43)	(0.36)
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	1.55	0.72	2.18	(0.21)	(0.32)

Less dividends and distributions from:
Net investment income	(0.09)	—	(0.33)	(0.02)	(0.39)
Net realized gain	(2.44)	—	—	—	—
Total dividends and distributions	(2.53)	—	(0.33)	(0.02)	(0.39)

Net asset value, end of period	$17.98	$18.96	$18.24	$16.39	$16.62

Total return[5]	7.47%[2]	3.95%[2,4]	13.47%[2,3]	(1.23%)	(1.97%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,214	$13,597	$18,338	$28,549	$45,987
Ratio of expenses to average net assets[6]	1.77%	1.80%[7]	1.79%	1.84%	1.92%
Ratio of expenses to average net assets prior to fees waived[6]	2.05%	2.08%[7]	2.01%	2.20%	2.06%
Ratio of net investment income to average net assets	0.05%	0.62%	1.34%	1.46%	0.23%
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.23%)	0.34%	1.12%	1.10%	0.09%
Portfolio turnover	108%	84%	42%	43%	71%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03, $0.02 and $0.06 and total return by 0.16%, 0.11% and 0.37% for the years ended March 31, 2026, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.12%.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.03% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura International Core Equity Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$21.84	$20.97	$18.81	$19.07	$19.80

Income (loss) from investment operations:
Net investment income[1]	0.12[2]	0.23[2]	0.34[2]	0.33	0.12
Net realized and unrealized gain (loss)	1.77	0.70	2.27[3]	(0.49)	(0.41)
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	1.89	0.93	2.61	(0.16)	(0.29)

Less dividends and distributions from:
Net investment income	(0.19)	(0.06)	(0.45)	(0.10)	(0.44)
Net realized gain	(2.44)	—	—	—	—
Total dividends and distributions	(2.63)	(0.06)	(0.45)	(0.10)	(0.44)

Net asset value, end of period	$21.10	$21.84	$20.97	$18.81	$19.07

Total return[5]	8.04%[2]	4.44%[2,4]	14.06%[2,3]	(0.78%)	(1.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,513	$38,415	$40,627	$41,758	$47,807
Ratio of expenses to average net assets[6]	1.27%	1.30%[7]	1.29%	1.37%	1.53%
Ratio of expenses to average net assets prior to fees waived[6]	1.55%	1.58%[7]	1.51%	1.51%	1.63%
Ratio of net investment income to average net assets	0.52%	1.06%	1.77%	1.92%	0.58%
Ratio of net investment income to average net assets prior to fees waived	0.24%	0.78%	1.55%	1.78%	0.48%
Portfolio turnover	108%	84%	42%	43%	71%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.04, $0.02 and $0.07 and total return by 0.18%, 0.10% and 0.37% for the years ended March 31, 2026, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.03% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura International Core Equity Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$22.06	$21.18	$19.00	$19.24	$19.98

Income (loss) from investment operations:
Net investment income[1]	0.24[2]	0.32[2]	0.45[2]	0.45	0.28
Net realized and unrealized gain (loss)	1.79	0.73	2.28[3]	(0.50)	(0.42)
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.03	1.05	2.73	(0.05)	(0.14)

Less dividends and distributions from:
Net investment income	(0.33)	(0.17)	(0.55)	(0.19)	(0.60)
Net realized gain	(2.44)	—	—	—	—
Total dividends and distributions	(2.77)	(0.17)	(0.55)	(0.19)	(0.60)

Net asset value, end of period	$21.32	$22.06	$21.18	$19.00	$19.24

Total return[5]	8.56%[2]	5.00%[2,4]	14.59%[2,3]	(0.17%)	(0.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$631,096	$714,048	$693,391	$723,002	$1,024,716
Ratio of expenses to average net assets[6]	0.77%	0.80%[7]	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[6]	1.05%	1.08%[7]	1.01%	0.94%	1.02%
Ratio of net investment income to average net assets	1.01%	1.50%	2.27%	2.54%	1.34%
Ratio of net investment income to average net assets prior to fees waived	0.73%	1.22%	2.05%	2.39%	1.11%
Portfolio turnover	108%	84%	42%	43%	71%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.04, $0.02 and $0.07 and total return by 0.18%, 0.09% and 0.37% for the years ended March 31, 2026, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.03% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura International Core Equity Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$22.15	$21.24	$19.05	$19.30	$20.03

Income (loss) from investment operations:
Net investment income[1]	0.30[2]	0.38[2]	0.46[2]	0.45	0.29
Net realized and unrealized gain (loss)	1.77	0.71	2.29[3]	(0.51)	(0.42)
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.07	1.09	2.75	(0.06)	(0.13)

Less dividends and distributions from:
Net investment income	(0.27)	(0.18)	(0.56)	(0.19)	(0.60)
Net realized gain	(2.44)	—	—	—	—
Total dividends and distributions	(2.71)	(0.18)	(0.56)	(0.19)	(0.60)

Net asset value, end of period	$21.51	$22.15	$21.24	$19.05	$19.30

Total return[5]	8.71%[2]	5.14%[2,4]	14.69%[2,3]	(0.22%)	(0.83%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,568	$200,596	$244,996	$243,848	$347,008
Ratio of expenses to average net assets[6]	0.66%	0.68%[7]	0.71%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[6]	0.94%	0.97%[7]	0.93%	0.93%	0.88%
Ratio of net investment income to average net assets	1.23%	1.74%	2.36%	2.55%	1.37%
Ratio of net investment income to average net assets prior to fees waived	0.95%	1.45%	2.14%	2.41%	1.28%
Portfolio turnover	108%	84%	42%	43%	71%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.04, $0.02 and $0.07 and total return by 0.18%, 0.09% and 0.37% for the years ended March 31, 2026, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.10%.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.03% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura International Core Equity Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$22.01	$21.16	$18.99	$19.24	$19.98

Income (loss) from investment operations:
Net investment income[1]	0.18[2]	0.28[2]	0.40[2]	0.39	0.21
Net realized and unrealized gain (loss)	1.79	0.72	2.27[3]	(0.49)	(0.43)
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	1.97	1.00	2.67	(0.10)	(0.22)

Less dividends and distributions from:
Net investment income	(0.28)	(0.15)	(0.50)	(0.15)	(0.52)
Net realized gain	(2.44)	—	—	—	—
Total dividends and distributions	(2.72)	(0.15)	(0.50)	(0.15)	(0.52)

Net asset value, end of period	$21.26	$22.01	$21.16	$18.99	$19.24

Total return[5]	8.28%[2]	4.75%[2,4]	14.27%[2,3]	(0.46%)	(1.26%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$40,788	$43,054	$38,817	$41,120	$49,433
Ratio of expenses to average net assets[6]	1.02%	1.05%[7]	1.04%	1.09%	1.18%
Ratio of expenses to average net assets prior to fees waived[6]	1.30%	1.33%[7]	1.26%	1.24%	1.28%
Ratio of net investment income to average net assets	0.76%	1.30%	2.01%	2.20%	0.99%
Ratio of net investment income to average net assets prior to fees waived	0.48%	1.02%	1.79%	2.05%	0.89%
Portfolio turnover	108%	84%	42%	43%	71%
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.04, $0.02 and $0.07 and total return by 0.18%, 0.09% and 0.37% for the years ended March 31, 2026, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and total return by 0.11%.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.03% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Large Cap Growth Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$33.86	$32.68	$25.18	$31.11	$29.35

Income (loss) from investment operations:
Net investment loss[1]	(0.10)	(0.10)	(0.07)	(0.06)	(0.12)
Net realized and unrealized gain (loss)	1.18	1.88	8.48	(2.99)	5.20
Total from investment operations	1.08	1.78	8.41	(3.05)	5.08

Less dividends and distributions from:
Net realized gain	(3.07)	(0.60)	(0.91)	(2.88)	(3.32)
Total dividends and distributions	(3.07)	(0.60)	(0.91)	(2.88)	(3.32)

Net asset value, end of period	$31.87	$33.86	$32.68	$25.18	$31.11

Total return[2]	2.06%[3]	5.29%[3]	33.90%[3]	(9.24%)[3]	16.52%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,559,198	$3,002,357	$2,532,714	$2,127,513	$2,834,191
Ratio of expenses to average net assets[4]	0.89%	0.90%[5]	0.89%	0.93%	0.94%
Ratio of expenses to average net assets prior to fees waived[4]	0.98%	0.98%[5]	0.99%	1.00%	0.94%
Ratio of net investment loss to average net assets	(0.27%)	(0.27%)	(0.25%)	(0.22%)	(0.36%)
Ratio of net investment loss to average net assets prior to fees waived	(0.36%)	(0.35%)	(0.35%)	(0.29%)	(0.28%)
Portfolio turnover	24%	18%	9%	20%	12%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Large Cap Growth Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$22.62	$22.17	$17.46	$22.78	$22.15

Income (loss) from investment operations:
Net investment loss[1]	(0.25)	(0.24)	(0.20)	(0.19)	(0.30)
Net realized and unrealized gain (loss)	0.94	1.29	5.82	(2.25)	3.96
Total from investment operations	0.69	1.05	5.62	(2.44)	3.66

Less dividends and distributions from:
Net realized gain	(3.07)	(0.60)	(0.91)	(2.88)	(3.03)
Total dividends and distributions	(3.07)	(0.60)	(0.91)	(2.88)	(3.03)

Net asset value, end of period	$20.24	$22.62	$22.17	$17.46	$22.78

Total return[2]	1.33%[3]	4.50%[3]	32.90%[3]	(9.97%)[3]	15.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$44,882	$59,938	$61,156	$44,773	$63,666
Ratio of expenses to average net assets[4]	1.64%	1.65%[5]	1.64%	1.73%	1.80%
Ratio of expenses to average net assets prior to fees waived[4]	1.73%	1.73%[5]	1.74%	1.90%	1.80%
Ratio of net investment loss to average net assets	(1.03%)	(1.03%)	(1.00%)	(1.03%)	(1.23%)
Ratio of net investment loss to average net assets prior to fees waived	(1.12%)	(1.11%)	(1.10%)	(1.20%)	(1.23%)
Portfolio turnover	24%	18%	9%	20%	12%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Large Cap Growth Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$31.00	$30.03	$23.26	$29.09	$27.57

Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.17)	(0.13)	(0.12)	(0.24)
Net realized and unrealized gain (loss)	1.13	1.74	7.81	(2.83)	4.89
Total from investment operations	0.95	1.57	7.68	(2.95)	4.65

Less dividends and distributions from:
Net realized gain	(3.07)	(0.60)	(0.91)	(2.88)	(3.13)
Total dividends and distributions	(3.07)	(0.60)	(0.91)	(2.88)	(3.13)

Net asset value, end of period	$28.88	$31.00	$30.03	$23.26	$29.09

Total return[2]	1.82%[3]	5.06%[3]	33.56%[3]	(9.55%)[3]	16.07%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,752	$30,489	$34,190	$10,598	$12,298
Ratio of expenses to average net assets[4]	1.14%	1.15%[5]	1.14%	1.23%	1.37%
Ratio of expenses to average net assets prior to fees waived[4]	1.23%	1.23%[5]	1.24%	1.24%	1.37%
Ratio of net investment loss to average net assets	(0.53%)	(0.53%)	(0.50%)	(0.51%)	(0.79%)
Ratio of net investment loss to average net assets prior to fees waived	(0.62%)	(0.61%)	(0.60%)	(0.52%)	(0.79%)
Portfolio turnover	24%	18%	9%	20%	12%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Large Cap Growth Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$37.37	$35.92	$27.53	$33.61	$31.48

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)	(0.01)	—[2]	0.02	(0.02)
Net realized and unrealized gain (loss)	1.26	2.06	9.30	(3.22)	5.56
Total from investment operations	1.25	2.05	9.30	(3.20)	5.54

Less dividends and distributions from:
Net realized gain	(3.07)	(0.60)	(0.91)	(2.88)	(3.41)
Total dividends and distributions	(3.07)	(0.60)	(0.91)	(2.88)	(3.41)

Net asset value, end of period	$35.55	$37.37	$35.92	$27.53	$33.61

Total return[3]	2.32%	5.57%	34.24%	(8.99%)	16.87%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,040,685	$4,346,255	$3,830,418	$2,723,101	$2,626,992
Ratio of expenses to average net assets[4]	0.64%	0.65%[5]	0.64%	0.64%	0.64%
Ratio of expenses to average net assets prior to fees waived[4]	0.73%	0.73%[5]	0.74%	0.66%	0.77%
Ratio of net investment income (loss) to average net assets	(0.03%)	(0.02%)	—[6]	0.07%	(0.06%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.12%)	(0.10%)	(0.10%)	0.05%	(0.19%)
Portfolio turnover	24%	18%	9%	20%	12%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
[6]	Amount is less than 0.005%.
See accompanying notes, which are an integral part of the financial statements.

Nomura Large Cap Growth Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$37.77	$36.27	$27.78	$33.89	$31.71

Income (loss) from investment operations:
Net investment income (loss)[1]	0.02[2]	0.02	0.02	0.03	(0.02)
Net realized and unrealized gain (loss)	1.27	2.08	9.38	(3.26)	5.61
Total from investment operations	1.29	2.10	9.40	(3.23)	5.59

Less dividends and distributions from:
Net realized gain	(3.07)	(0.60)	(0.91)	(2.88)	(3.41)
Total dividends and distributions	(3.07)	(0.60)	(0.91)	(2.88)	(3.41)

Net asset value, end of period	$35.99	$37.77	$36.27	$27.78	$33.89

Total return[3]	2.41%[4]	5.65%[4]	34.29%[4]	(9.01%)[4]	16.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$139,093	$230,031	$313,272	$185,287	$166,623
Ratio of expenses to average net assets[5]	0.56%	0.57%[6]	0.58%	0.64%	0.64%
Ratio of expenses to average net assets prior to fees waived[5]	0.65%	0.64%[6]	0.65%	0.66%	0.64%
Ratio of net investment income (loss) to average net assets	0.05%	0.05%	0.06%	0.09%	(0.06%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.04%)	(0.02%)	(0.01%)	0.07%	(0.06%)
Portfolio turnover	24%	18%	9%	20%	12%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Large Cap Growth Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$35.36	$34.10	$26.24	$32.29	$30.36

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.10)	(0.07)	(0.06)	(0.13)
Net realized and unrealized gain (loss)	1.22	1.96	8.84	(3.11)	5.37
Total from investment operations	1.11	1.86	8.77	(3.17)	5.24

Less dividends and distributions from:
Net realized gain	(3.07)	(0.60)	(0.91)	(2.88)	(3.31)
Total dividends and distributions	(3.07)	(0.60)	(0.91)	(2.88)	(3.31)

Net asset value, end of period	$33.40	$35.36	$34.10	$26.24	$32.29

Total return[2]	2.06%	5.31%	33.90%	(9.28%)	16.51%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$25,568	$37,053	$32,584	$24,849	$35,926
Ratio of expenses to average net assets[3]	0.89%	0.90%[4]	0.89%	0.95%	0.95%
Ratio of expenses to average net assets prior to fees waived[3]	0.98%	0.98%[4]	0.99%	0.96%	1.02%
Ratio of net investment loss to average net assets	(0.28%)	(0.27%)	(0.25%)	(0.24%)	(0.37%)
Ratio of net investment loss to average net assets prior to fees waived	(0.37%)	(0.35%)	(0.35%)	(0.25%)	(0.44%)
Portfolio turnover	24%	18%	9%	20%	12%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Mid Cap Growth Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$22.94	$28.16	$26.14	$32.31	$37.42

Income (loss) from investment operations:
Net investment loss[1]	(0.16)	(0.16)	(0.13)	(0.16)	(0.29)
Net realized and unrealized gain (loss)	0.98	(3.14)	3.90	(3.20)	0.11
Total from investment operations	0.82	(3.30)	3.77	(3.36)	(0.18)

Less dividends and distributions from:
Net realized gain	(2.53)	(1.92)	(1.75)	(2.81)	(4.93)
Total dividends and distributions	(2.53)	(1.92)	(1.75)	(2.81)	(4.93)

Net asset value, end of period	$21.23	$22.94	$28.16	$26.14	$32.31

Total return[2]	2.63%[3]	(12.78%)[3]	15.44%[3]	(10.07%)[3]	(1.90%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,285,226	$1,616,500	$1,549,167	$1,582,726	$2,158,678
Ratio of expenses to average net assets[4]	1.04%	1.05%[5]	1.04%	1.09%	1.12%
Ratio of expenses to average net assets prior to fees waived[4]	1.24%	1.21%[5]	1.23%	1.21%	1.12%
Ratio of net investment loss to average net assets	(0.66%)	(0.59%)	(0.49%)	(0.59%)	(0.76%)
Ratio of net investment loss to average net assets prior to fees waived	(0.86%)	(0.75%)	(0.68%)	(0.71%)	(0.76%)
Portfolio turnover	43%	42%	27%	23%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Mid Cap Growth Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.65	$19.94	$19.16	$24.74	$29.76

Income (loss) from investment operations:
Net investment loss[1]	(0.23)	(0.25)	(0.23)	(0.28)	(0.48)
Net realized and unrealized gain (loss)	0.74	(2.12)	2.76	(2.49)	0.20
Total from investment operations	0.51	(2.37)	2.53	(2.77)	(0.28)

Less dividends and distributions from:
Net realized gain	(2.53)	(1.92)	(1.75)	(2.81)	(4.74)
Total dividends and distributions	(2.53)	(1.92)	(1.75)	(2.81)	(4.74)

Net asset value, end of period	$13.63	$15.65	$19.94	$19.16	$24.74

Total return[2]	1.83%[3]	(13.41%)[3]	14.56%[3]	(10.79%)[3]	(2.67%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,430	$61,560	$68,708	$75,826	$121,668
Ratio of expenses to average net assets[4]	1.79%	1.80%[5]	1.79%	1.88%	1.93%
Ratio of expenses to average net assets prior to fees waived[4]	1.99%	1.96%[5]	1.98%	2.06%	1.93%
Ratio of net investment loss to average net assets	(1.41%)	(1.34%)	(1.24%)	(1.38%)	(1.57%)
Ratio of net investment loss to average net assets prior to fees waived	(1.61%)	(1.50%)	(1.43%)	(1.56%)	(1.57%)
Portfolio turnover	43%	42%	27%	23%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Mid Cap Growth Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$21.38	$26.44	$24.71	$30.81	$35.92

Income (loss) from investment operations:
Net investment loss[1]	(0.21)	(0.21)	(0.18)	(0.22)	(0.44)
Net realized and unrealized gain (loss)	0.95	(2.93)	3.66	(3.07)	0.14
Total from investment operations	0.74	(3.14)	3.48	(3.29)	(0.30)

Less dividends and distributions from:
Net realized gain	(2.53)	(1.92)	(1.75)	(2.81)	(4.81)
Total dividends and distributions	(2.53)	(1.92)	(1.75)	(2.81)	(4.81)

Net asset value, end of period	$19.59	$21.38	$26.44	$24.71	$30.81

Total return[2]	2.44%	(13.02%)	15.15%	(10.34%)	(2.30%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$33,225	$44,288	$54,529	$58,839	$74,908
Ratio of expenses to average net assets[3]	1.29%	1.30%[4]	1.29%	1.38%	1.54%
Ratio of expenses to average net assets prior to fees waived[3]	1.49%	1.46%[4]	1.48%	1.42%	1.55%
Ratio of net investment loss to average net assets	(0.91%)	(0.84%)	(0.74%)	(0.87%)	(1.18%)
Ratio of net investment loss to average net assets prior to fees waived	(1.11%)	(1.00%)	(0.93%)	(0.91%)	(1.19%)
Portfolio turnover	43%	42%	27%	23%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Mid Cap Growth Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$26.81	$32.52	$29.84	$36.32	$41.48

Income (loss) from investment operations:
Net investment loss[1]	(0.12)	(0.10)	(0.07)	(0.09)	(0.18)
Net realized and unrealized gain (loss)	1.12	(3.69)	4.50	(3.58)	0.07
Total from investment operations	1.00	(3.79)	4.43	(3.67)	(0.11)

Less dividends and distributions from:
Net realized gain	(2.53)	(1.92)	(1.75)	(2.81)	(5.05)
Total dividends and distributions	(2.53)	(1.92)	(1.75)	(2.81)	(5.05)

Net asset value, end of period	$25.28	$26.81	$32.52	$29.84	$36.32

Total return[2]	2.93%	(12.57%)	15.74%	(9.80%)	(1.56%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,147,417	$2,149,899	$3,054,252	$2,887,695	$3,577,939
Ratio of expenses to average net assets[3]	0.79%	0.80%[4]	0.79%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[3]	0.99%	0.96%[4]	0.98%	0.84%	0.95%
Ratio of net investment loss to average net assets	(0.41%)	(0.34%)	(0.24%)	(0.28%)	(0.43%)
Ratio of net investment loss to average net assets prior to fees waived	(0.61%)	(0.50%)	(0.43%)	(0.33%)	(0.59%)
Portfolio turnover	43%	42%	27%	23%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Mid Cap Growth Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$27.23	$32.97	$30.21	$36.73	$41.89

Income (loss) from investment operations:
Net investment loss[1]	(0.09)	(0.07)	(0.05)	(0.08)	(0.18)
Net realized and unrealized gain (loss)	1.13	(3.75)	4.56	(3.63)	0.07
Total from investment operations	1.04	(3.82)	4.51	(3.71)	(0.11)

Less dividends and distributions from:
Net realized gain	(2.53)	(1.92)	(1.75)	(2.81)	(5.05)
Total dividends and distributions	(2.53)	(1.92)	(1.75)	(2.81)	(5.05)

Net asset value, end of period	$25.74	$27.23	$32.97	$30.21	$36.73

Total return[2]	3.03%	(12.49%)	15.82%	(9.80%)	(1.54%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$396,276	$938,480	$1,292,279	$1,048,374	$980,539
Ratio of expenses to average net assets[3]	0.68%	0.69%[4]	0.72%	0.79%	0.79%
Ratio of expenses to average net assets prior to fees waived[3]	0.88%	0.85%[4]	0.86%	0.83%	0.80%
Ratio of net investment loss to average net assets	(0.29%)	(0.23%)	(0.18%)	(0.28%)	(0.43%)
Ratio of net investment loss to average net assets prior to fees waived	(0.49%)	(0.39%)	(0.32%)	(0.32%)	(0.44%)
Portfolio turnover	43%	42%	27%	23%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Mid Cap Growth Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$24.86	$30.36	$28.04	$34.43	$39.57

Income (loss) from investment operations:
Net investment loss[1]	(0.18)	(0.17)	(0.14)	(0.17)	(0.31)
Net realized and unrealized gain (loss)	1.05	(3.41)	4.21	(3.41)	0.09
Total from investment operations	0.87	(3.58)	4.07	(3.58)	(0.22)

Less dividends and distributions from:
Net realized gain	(2.53)	(1.92)	(1.75)	(2.81)	(4.92)
Total dividends and distributions	(2.53)	(1.92)	(1.75)	(2.81)	(4.92)

Net asset value, end of period	$23.20	$24.86	$30.36	$28.04	$34.43

Total return[2]	2.62%	(12.78%)	15.46%	(10.09%)	(1.89%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$91,680	$156,030	$226,978	$223,692	$284,480
Ratio of expenses to average net assets[3]	1.04%	1.05%[4]	1.04%	1.09%	1.13%
Ratio of expenses to average net assets prior to fees waived[3]	1.24%	1.21%[4]	1.23%	1.13%	1.19%
Ratio of net investment loss to average net assets	(0.66%)	(0.59%)	(0.49%)	(0.59%)	(0.77%)
Ratio of net investment loss to average net assets prior to fees waived	(0.86%)	(0.75%)	(0.68%)	(0.63%)	(0.83%)
Portfolio turnover	43%	42%	27%	23%	27%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[4]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Mid Cap Income Opportunities Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$17.86	$19.66	$17.26	$18.81	$18.38

Income (loss) from investment operations:
Net investment income[1]	0.24	0.27	0.29	0.27	0.18
Net realized and unrealized gain (loss)	1.41	0.01	3.08	(1.15)	0.89
Total from investment operations	1.65	0.28	3.37	(0.88)	1.07

Less dividends and distributions from:
Net investment income	(0.43)	(0.29)	(0.33)	(0.27)	(0.18)
Net realized gain	(2.11)	(1.79)	(0.64)	(0.40)	(0.46)
Total dividends and distributions	(2.54)	(2.08)	(0.97)	(0.67)	(0.64)

Net asset value, end of period	$16.97	$17.86	$19.66	$17.26	$18.81

Total return[2]	9.30%	0.76%	20.24%	(4.73%)	5.71%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$133,700	$142,549	$164,478	$171,183	$188,631
Ratio of expenses to average net assets[3]	1.08%	1.08%	1.08%	1.12%	1.21%
Ratio of expenses to average net assets prior to fees waived[3]	1.29%	1.27%	1.25%	1.26%	1.26%
Ratio of net investment income to average net assets	1.33%	1.38%	1.63%	1.58%	0.95%
Ratio of net investment income to average net assets prior to fees waived	1.12%	1.19%	1.46%	1.44%	0.90%
Portfolio turnover	22%	27%	17%	29%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Mid Cap Income Opportunities Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$17.82	$19.62	$17.22	$18.71	$18.30

Income (loss) from investment operations:
Net investment income[1]	0.11	0.12	0.16	0.14	0.04
Net realized and unrealized gain (loss)	1.40	0.01	3.07	(1.14)	0.87
Total from investment operations	1.51	0.13	3.23	(1.00)	0.91

Less dividends and distributions from:
Net investment income	(0.28)	(0.14)	(0.19)	(0.09)	(0.04)
Net realized gain	(2.11)	(1.79)	(0.64)	(0.40)	(0.46)
Total dividends and distributions	(2.39)	(1.93)	(0.83)	(0.49)	(0.50)

Net asset value, end of period	$16.94	$17.82	$19.62	$17.22	$18.71

Total return[2]	8.49%	(0.02%)	19.36%	(5.42%)	4.85%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,987	$13,847	$18,742	$20,280	$27,245
Ratio of expenses to average net assets[3]	1.83%	1.83%	1.83%	1.88%	1.96%
Ratio of expenses to average net assets prior to fees waived[3]	2.04%	2.02%	2.00%	2.02%	2.01%
Ratio of net investment income to average net assets	0.59%	0.63%	0.88%	0.82%	0.21%
Ratio of net investment income to average net assets prior to fees waived	0.38%	0.44%	0.71%	0.68%	0.16%
Portfolio turnover	22%	27%	17%	29%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Mid Cap Income Opportunities Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$17.84	$19.65	$17.26	$18.77	$18.35

Income (loss) from investment operations:
Net investment income[1]	0.20	0.22	0.23	0.22	0.12
Net realized and unrealized gain (loss)	1.40	—[2]	3.10	(1.15)	0.87
Total from investment operations	1.60	0.22	3.33	(0.93)	0.99

Less dividends and distributions from:
Net investment income	(0.38)	(0.24)	(0.30)	(0.18)	(0.11)
Net realized gain	(2.11)	(1.79)	(0.64)	(0.40)	(0.46)
Total dividends and distributions	(2.49)	(2.03)	(0.94)	(0.58)	(0.57)

Net asset value, end of period	$16.95	$17.84	$19.65	$17.26	$18.77

Total return[3]	9.04%	0.45%	20.00%	(4.99%)	5.28%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,215	$10,634	$13,117	$1,131	$1,205
Ratio of expenses to average net assets[4]	1.33%	1.33%	1.33%	1.41%	1.58%
Ratio of expenses to average net assets prior to fees waived[4]	1.54%	1.52%	1.50%	1.47%	1.63%
Ratio of net investment income to average net assets	1.07%	1.12%	1.31%	1.29%	0.60%
Ratio of net investment income to average net assets prior to fees waived	0.86%	0.93%	1.14%	1.23%	0.55%
Portfolio turnover	22%	27%	17%	29%	20%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Mid Cap Income Opportunities Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$17.87	$19.68	$17.27	$18.84	$18.42

Income (loss) from investment operations:
Net investment income[1]	0.29	0.31	0.33	0.33	0.26
Net realized and unrealized gain (loss)	1.41	—[2]	3.09	(1.16)	0.88
Total from investment operations	1.70	0.31	3.42	(0.83)	1.14

Less dividends and distributions from:
Net investment income	(0.47)	(0.33)	(0.37)	(0.34)	(0.26)
Net realized gain	(2.11)	(1.79)	(0.64)	(0.40)	(0.46)
Total dividends and distributions	(2.58)	(2.12)	(1.01)	(0.74)	(0.72)

Net asset value, end of period	$16.99	$17.87	$19.68	$17.27	$18.84

Total return[3]	9.61%	0.94%	20.58%	(4.42%)	6.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$500,754	$672,059	$865,423	$996,722	$1,399,865
Ratio of expenses to average net assets[4]	0.83%	0.83%	0.83%	0.83%	0.83%
Ratio of expenses to average net assets prior to fees waived[4]	1.04%	1.02%	1.00%	0.89%	1.07%
Ratio of net investment income to average net assets	1.59%	1.63%	1.88%	1.87%	1.34%
Ratio of net investment income to average net assets prior to fees waived	1.38%	1.44%	1.71%	1.81%	1.10%
Portfolio turnover	22%	27%	17%	29%	20%
[1]	Calculated using average shares outstanding.
[2]	Amount is less than $0.005 per share.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Mid Cap Income Opportunities Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$17.87	$19.68	$17.28	$18.84	$18.42

Income (loss) from investment operations:
Net investment income[1]	0.31	0.33	0.35	0.33	0.26
Net realized and unrealized gain (loss)	1.41	0.01	3.08	(1.15)	0.88
Total from investment operations	1.72	0.34	3.43	(0.82)	1.14

Less dividends and distributions from:
Net investment income	(0.49)	(0.36)	(0.39)	(0.34)	(0.26)
Net realized gain	(2.11)	(1.79)	(0.64)	(0.40)	(0.46)
Total dividends and distributions	(2.60)	(2.15)	(1.03)	(0.74)	(0.72)

Net asset value, end of period	$16.99	$17.87	$19.68	$17.28	$18.84

Total return[2]	9.73%	1.06%	20.63%	(4.37%)	6.05%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,024	$80,036	$95,789	$89,010	$112,720
Ratio of expenses to average net assets[3]	0.73%	0.73%	0.76%	0.83%	0.83%
Ratio of expenses to average net assets prior to fees waived[3]	0.94%	0.92%	0.93%	0.89%	0.89%
Ratio of net investment income to average net assets	1.69%	1.73%	1.95%	1.87%	1.34%
Ratio of net investment income to average net assets prior to fees waived	1.48%	1.54%	1.78%	1.81%	1.28%
Portfolio turnover	22%	27%	17%	29%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Mid Cap Income Opportunities Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$17.97	$19.78	$17.37	$18.81	$18.39

Income (loss) from investment operations:
Net investment income[1]	0.25	0.27	0.29	0.27	0.18
Net realized and unrealized gain (loss)	1.42	(0.01)	3.10	(1.14)	0.88
Total from investment operations	1.67	0.26	3.39	(0.87)	1.06

Less dividends and distributions from:
Net investment income	(0.43)	(0.28)	(0.34)	(0.17)	(0.18)
Net realized gain	(2.11)	(1.79)	(0.64)	(0.40)	(0.46)
Total dividends and distributions	(2.54)	(2.07)	(0.98)	(0.57)	(0.64)

Net asset value, end of period	$17.10	$17.97	$19.78	$17.37	$18.81

Total return[2]	9.35%	0.70%	20.21%	(4.68%)	5.63%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,143	$12,415	$14,885	$11,656	$27,888
Ratio of expenses to average net assets[3]	1.08%	1.08%	1.08%	1.15%	1.22%
Ratio of expenses to average net assets prior to fees waived[3]	1.29%	1.27%	1.25%	1.22%	1.30%
Ratio of net investment income to average net assets	1.32%	1.37%	1.63%	1.52%	0.92%
Ratio of net investment income to average net assets prior to fees waived	1.11%	1.18%	1.46%	1.45%	0.84%
Portfolio turnover	22%	27%	17%	29%	20%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Small Cap Growth Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$11.30	$12.97	$11.67	$14.47	$22.28

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.11)	(0.09)	(0.07)	(0.16)
Net realized and unrealized gain (loss)	2.78	(0.80)	1.99[2]	(2.12)	(1.56)
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	2.67	(0.91)	1.90	(2.19)	(1.72)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.19)
Net realized gain	(2.42)	(0.76)	(0.60)	(0.61)	(5.90)
Total dividends and distributions	(2.42)	(0.76)	(0.60)	(0.61)	(6.09)

Net asset value, end of period	$11.55	$11.30	$12.97	$11.67	$14.47

Total return[4]	22.98%[5]	(7.79%)[3]	16.98%[2,5]	(14.90%)[5]	(8.23%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$504,200	$510,833	$647,245	$681,798	$1,030,905
Ratio of expenses to average net assets[6]	1.13%	1.14%[7]	1.14%	1.21%	1.24%
Ratio of expenses to average net assets prior to fees waived[6]	1.30%	1.30%[7]	1.25%	1.34%	1.24%
Ratio of net investment loss to average net assets	(0.86%)	(0.90%)	(0.80%)	(0.58%)	(0.81%)
Ratio of net investment loss to average net assets prior to fees waived	(1.03%)	(1.06%)	(0.91%)	(0.71%)	(0.81%)
Portfolio turnover	62%	76%	55%	51%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.09%.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Small Cap Growth Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26[1]	3/31/25[1]	3/31/24[1]	3/31/23[1]	3/31/22[1]
Net asset value, beginning of period	$17.40	$21.18	$20.01	$25.98	$47.88

Income (loss) from investment operations:
Net investment loss[2]	(0.16)	(0.33)	(0.30)	(0.27)	(0.66)
Net realized and unrealized gain (loss)	4.09	(1.17)	3.27	(3.87)	(3.21)
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	3.93	(1.50)	2.97	(4.14)	(3.87)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.33)
Net realized gain	(2.42)	(2.28)	(1.80)	(1.83)	(17.70)
Total dividends and distributions	(2.42)	(2.28)	(1.80)	(1.83)	(18.03)

Net asset value, end of period	$18.91	$17.40	$21.18	$20.01	$25.98

Total return[4]	22.13%[5]	(8.53%)[3]	16.04%[5]	(15.56%)[5]	(8.89%)[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,546	$14,197	$16,724	$20,607	$36,063
Ratio of expenses to average net assets[6]	1.88%	1.89%[7]	1.89%	1.95%	2.04%
Ratio of expenses to average net assets prior to fees waived[6]	2.05%	2.05%[7]	2.00%	2.28%	2.11%
Ratio of net investment loss to average net assets	(1.61%)	(1.64%)	(1.55%)	(1.33%)	(1.62%)
Ratio of net investment loss to average net assets prior to fees waived	(1.78%)	(1.80%)	(1.66%)	(1.66%)	(1.69%)
Portfolio turnover	62%	76%	55%	51%	40%
[1]	On September 26, 2025, the Fund declared a 3 for 1 reverse stock split. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Small Cap Growth Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$10.55	$12.18	$11.02	$13.75	$21.50

Income (loss) from investment operations:
Net investment loss[1]	(0.13)	(0.14)	(0.11)	(0.10)	(0.23)
Net realized and unrealized gain (loss)	2.60	(0.73)	1.87[2]	(2.02)	(1.49)
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	2.47	(0.87)	1.76	(2.12)	(1.72)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.13)
Net realized gain	(2.42)	(0.76)	(0.60)	(0.61)	(5.90)
Total dividends and distributions	(2.42)	(0.76)	(0.60)	(0.61)	(6.03)

Net asset value, end of period	$10.60	$10.55	$12.18	$11.02	$13.75

Total return[4]	22.71%[5]	(7.97%)[3]	16.70%[2,5]	(15.18%)[5]	(8.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$38,965	$37,847	$44,935	$43,146	$56,050
Ratio of expenses to average net assets[6]	1.38%	1.39%[7]	1.39%	1.48%	1.61%
Ratio of expenses to average net assets prior to fees waived[6]	1.55%	1.55%[7]	1.50%	1.50%	1.61%
Ratio of net investment loss to average net assets	(1.11%)	(1.15%)	(1.05%)	(0.84%)	(1.19%)
Ratio of net investment loss to average net assets prior to fees waived	(1.28%)	(1.31%)	(1.16%)	(0.86%)	(1.19%)
Portfolio turnover	62%	76%	55%	51%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents a class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.09%.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Small Cap Growth Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$19.73	$22.06	$19.39	$23.48	$32.06

Income (loss) from investment operations:
Net investment loss[1]	(0.14)	(0.14)	(0.11)	(0.05)	(0.14)
Net realized and unrealized gain (loss)	4.81	(1.43)	3.38[2]	(3.43)	(2.28)
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	4.67	(1.57)	3.27	(3.48)	(2.42)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.26)
Net realized gain	(2.42)	(0.76)	(0.60)	(0.61)	(5.90)
Total dividends and distributions	(2.42)	(0.76)	(0.60)	(0.61)	(6.16)

Net asset value, end of period	$21.98	$19.73	$22.06	$19.39	$23.48

Total return[4]	23.30%	(7.57%)[3]	17.29%[2]	(14.68%)	(7.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$313,193	$360,965	$468,025	$560,403	$904,112
Ratio of expenses to average net assets[5]	0.88%	0.89%[6]	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[5]	1.05%	1.05%[6]	1.00%	0.92%	1.02%
Ratio of net investment loss to average net assets	(0.61%)	(0.64%)	(0.55%)	(0.26%)	(0.46%)
Ratio of net investment loss to average net assets prior to fees waived	(0.78%)	(0.80%)	(0.66%)	(0.29%)	(0.59%)
Portfolio turnover	62%	76%	55%	51%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.05%.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Small Cap Growth Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$19.98	$22.30	$19.58	$23.70	$32.30

Income (loss) from investment operations:
Net investment loss[1]	(0.11)	(0.11)	(0.09)	(0.05)	(0.13)
Net realized and unrealized gain (loss)	4.87	(1.45)	3.41[2]	(3.46)	(2.30)
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	4.76	(1.56)	3.32	(3.51)	(2.43)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.27)
Net realized gain	(2.42)	(0.76)	(0.60)	(0.61)	(5.90)
Total dividends and distributions	(2.42)	(0.76)	(0.60)	(0.61)	(6.17)

Net asset value, end of period	$22.32	$19.98	$22.30	$19.58	$23.70

Total return[4]	23.47%[5]	(7.44%)[3]	17.38%[2,5]	(14.67%)[5]	(7.88%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$89,090	$93,491	$175,469	$157,251	$209,855
Ratio of expenses to average net assets[6]	0.76%	0.77%[7]	0.80%	0.89%	0.87%
Ratio of expenses to average net assets prior to fees waived[6]	0.93%	0.94%[7]	0.91%	0.91%	0.87%
Ratio of net investment loss to average net assets	(0.49%)	(0.52%)	(0.46%)	(0.25%)	(0.44%)
Ratio of net investment loss to average net assets prior to fees waived	(0.66%)	(0.69%)	(0.57%)	(0.27%)	(0.44%)
Portfolio turnover	62%	76%	55%	51%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.05%.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Small Cap Growth Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$17.38	$19.56	$17.31	$21.10	$29.47

Income (loss) from investment operations:
Net investment loss[1]	(0.17)	(0.17)	(0.14)	(0.10)	(0.22)
Net realized and unrealized gain (loss)	4.24	(1.25)	2.99[2]	(3.08)	(2.08)
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	4.07	(1.42)	2.85	(3.18)	(2.30)

Less dividends and distributions from:
Net investment income	—	—	—	—	(0.17)
Net realized gain	(2.42)	(0.76)	(0.60)	(0.61)	(5.90)
Total dividends and distributions	(2.42)	(0.76)	(0.60)	(0.61)	(6.07)

Net asset value, end of period	$19.03	$17.38	$19.56	$17.31	$21.10

Total return[4]	23.00%[5]	(7.77%)[3]	16.93%[2,5]	(14.91%)[5]	(8.19%)[5]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,002	$23,238	$34,019	$72,634	$99,698
Ratio of expenses to average net assets[6]	1.13%	1.14%[7]	1.14%	1.19%	1.23%
Ratio of expenses to average net assets prior to fees waived[6]	1.30%	1.30%[7]	1.25%	1.21%	1.26%
Ratio of net investment loss to average net assets	(0.86%)	(0.89%)	(0.80%)	(0.56%)	(0.81%)
Ratio of net investment loss to average net assets prior to fees waived	(1.03%)	(1.05%)	(0.91%)	(0.58%)	(0.84%)
Portfolio turnover	62%	76%	55%	51%	40%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.06%.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[5]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[7]	Includes non-recurring expenses of 0.01% for the year ended March 31, 2025.
See accompanying notes, which are an integral part of the financial statements.

Nomura Smid Cap Core Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.82	$15.82	$13.21	$18.43	$22.43

Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.03	0.04	0.05	(0.04)
Net realized and unrealized gain (loss)	2.72	0.02	2.69	(1.44)	(0.18)
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	2.75	0.05	2.73	(1.39)	(0.22)

Less dividends and distributions from:
Net investment income	(0.05)	(0.05)	(0.11)	(0.05)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.78)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.33)	(0.05)	(0.12)	(3.83)	(3.78)

Net asset value, end of period	$18.24	$15.82	$15.82	$13.21	$18.43

Total return[3]	17.39%	0.29%[2]	20.70%	(7.02%)	(1.21%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$104,521	$103,557	$115,867	$111,950	$151,380
Ratio of expenses to average net assets[4]	1.14%	1.14%	1.14%	1.23%	1.33%
Ratio of expenses to average net assets prior to fees waived[4]	1.37%	1.32%	1.27%	1.44%	1.36%
Ratio of net investment income (loss) to average net assets	0.16%	0.18%	0.29%	0.33%	(0.19%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.07%)	—[5]	0.16%	0.12%	(0.22%)
Portfolio turnover	22%	16%	13%	13%	122%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[5]	Amount is less than 0.005%.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Smid Cap Core Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$11.61	$11.68	$9.82	$14.84	$18.75

Income (loss) from investment operations:
Net investment loss[1]	(0.07)[2]	(0.07)	(0.05)	(0.05)	(0.17)
Net realized and unrealized gain (loss)	2.00	0.01	1.99	(1.18)	(0.14)
Payment by affiliates	—	—[3]	—	—	—
Total from investment operations	1.93	(0.06)	1.94	(1.23)	(0.31)

Less dividends and distributions from:
Net investment income	(0.01)	(0.01)	(0.07)	(0.01)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.60)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.29)	(0.01)	(0.08)	(3.79)	(3.60)

Net asset value, end of period	$13.25	$11.61	$11.68	$9.82	$14.84

Total return[4]	16.55%	(0.49%)[3]	19.77%	(7.71%)	(1.93%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$7,162	$8,533	$11,117	$12,188	$17,505
Ratio of expenses to average net assets[5]	1.89%	1.89%	1.89%	1.98%	2.07%
Ratio of expenses to average net assets prior to fees waived[5]	2.12%	2.07%	2.02%	2.18%	2.10%
Ratio of net investment loss to average net assets	(0.59%)	(0.56%)	(0.46%)	(0.42%)	(0.94%)
Ratio of net investment loss to average net assets prior to fees waived	(0.82%)	(0.74%)	(0.59%)	(0.62%)	(0.97%)
Portfolio turnover	22%	16%	13%	13%	122%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Smid Cap Core Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.55	$15.57	$13.01	$18.22	$22.20

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.01)[2]	(0.01)	—[3]	0.01	(0.11)
Net realized and unrealized gain (loss)	2.67	0.01	2.65	(1.42)	(0.19)
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.66	—	2.65	(1.41)	(0.30)

Less dividends and distributions from:
Net investment income	(0.02)	(0.02)	(0.08)	(0.02)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.68)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.30)	(0.02)	(0.09)	(3.80)	(3.68)

Net asset value, end of period	$17.91	$15.55	$15.57	$13.01	$18.22

Total return[5]	17.10%	—[4,6]	20.38%	(7.21%)	(1.57%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$26,399	$20,360	$21,641	$18,550	$22,950
Ratio of expenses to average net assets[7]	1.39%	1.39%	1.39%	1.48%	1.64%
Ratio of expenses to average net assets prior to fees waived[7]	1.62%	1.57%	1.52%	1.54%	1.67%
Ratio of net investment income (loss) to average net assets	(0.09%)	(0.06%)	0.04%	0.08%	(0.50%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.32%)	(0.24%)	(0.09%)	0.02%	(0.53%)
Portfolio turnover	22%	16%	13%	13%	122%
[1]	Calculated using average shares outstanding.
[2]	The per share amount of net investment income (loss) does not directly correlate to the amounts reported in the Statements of operations due to class specific expenses.
[3]	Amount is less than $0.005 per share.
[4]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[6]	Total return is less than 0.005%.
[7]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Smid Cap Core Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$18.38	$18.35	$15.28	$20.60	$24.68

Income (loss) from investment operations:
Net investment income[1]	0.08	0.08	0.09	0.12	0.06
Net realized and unrealized gain (loss)	3.17	0.01	3.11	(1.60)	(0.21)
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	3.25	0.09	3.20	(1.48)	(0.15)

Less dividends and distributions from:
Net investment income	(0.07)	(0.06)	(0.12)	(0.06)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.93)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.35)	(0.06)	(0.13)	(3.84)	(3.93)

Net asset value, end of period	$21.28	$18.38	$18.35	$15.28	$20.60

Total return[3]	17.67%	0.50%[2]	21.01%	(6.69%)	(0.79%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$166,756	$148,920	$144,334	$159,794	$316,727
Ratio of expenses to average net assets[4]	0.89%	0.89%	0.89%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	1.12%	1.07%	1.02%	0.97%	1.07%
Ratio of net investment income to average net assets	0.41%	0.43%	0.54%	0.68%	0.25%
Ratio of net investment income to average net assets prior to fees waived	0.18%	0.25%	0.41%	0.60%	0.07%
Portfolio turnover	22%	16%	13%	13%	122%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Smid Cap Core Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$18.64	$18.60	$15.48	$20.80	$24.88

Income (loss) from investment operations:
Net investment income[1]	0.11	0.11	0.10	0.12	0.06
Net realized and unrealized gain (loss)	3.20	0.01	3.16	(1.62)	(0.21)
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	3.31	0.12	3.26	(1.50)	(0.15)

Less dividends and distributions from:
Net investment income	(0.09)	(0.08)	(0.13)	(0.04)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.93)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.37)	(0.08)	(0.14)	(3.82)	(3.93)

Net asset value, end of period	$21.58	$18.64	$18.60	$15.48	$20.80

Total return[3]	17.78%	0.62%[2]	21.17%	(6.73%)	(0.79%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$39,539	$36,722	$40,997	$39,951	$82,144
Ratio of expenses to average net assets[4]	0.77%	0.77%	0.80%	0.89%	0.89%
Ratio of expenses to average net assets prior to fees waived[4]	1.00%	0.95%	0.99%	0.96%	0.94%
Ratio of net investment income to average net assets	0.53%	0.55%	0.63%	0.67%	0.25%
Ratio of net investment income to average net assets prior to fees waived	0.30%	0.37%	0.44%	0.60%	0.20%
Portfolio turnover	22%	16%	13%	13%	122%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Smid Cap Core Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$17.31	$17.30	$14.42	$19.71	$23.73

Income (loss) from investment operations:
Net investment income (loss)[1]	0.03	0.03	0.04	0.06	(0.04)
Net realized and unrealized gain (loss)	2.98	0.01	2.94	(1.53)	(0.19)
Payment by affiliates	—	—[2]	—	—	—
Total from investment operations	3.01	0.04	2.98	(1.47)	(0.23)

Less dividends and distributions from:
Net investment income	(0.03)	(0.03)	(0.09)	(0.04)	—
Net realized gain	(0.28)	—	—	(3.78)	(3.79)
Return of capital	—	—	(0.01)	—	—
Total dividends and distributions	(0.31)	(0.03)	(0.10)	(3.82)	(3.79)

Net asset value, end of period	$20.01	$17.31	$17.30	$14.42	$19.71

Total return[3]	17.37%	0.25%[2]	20.73%	(7.00%)	(1.19%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,088	$5,390	$5,772	$5,348	$8,110
Ratio of expenses to average net assets[4]	1.14%	1.14%	1.14%	1.20%	1.30%
Ratio of expenses to average net assets prior to fees waived[4]	1.37%	1.32%	1.27%	1.27%	1.33%
Ratio of net investment income (loss) to average net assets	0.16%	0.19%	0.29%	0.35%	(0.17%)
Ratio of net investment income (loss) to average net assets prior to fees waived	(0.07%)	0.01%	0.16%	0.28%	(0.20%)
Portfolio turnover	22%	16%	13%	13%	122%
[1]	Calculated using average shares outstanding.
[2]	Payment by affiliates is less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Systematic Emerging Markets Equity Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25φ	3/31/24φ	3/31/23φ	3/31/22φ
Net asset value, beginning of period	$18.73	$18.55	$17.37	$22.54	$28.07

Income (loss) from investment operations:
Net investment income[1]	0.43	0.45	0.45	0.68	0.15
Net realized and unrealized gain (loss)	4.99	0.35	1.30	(3.40)	(5.54)
Total from investment operations	5.42	0.80	1.75	(2.72)	(5.39)

Less dividends and distributions from:
Net investment income	(0.48)	(0.62)	(0.57)	(0.20)	(0.14)
Net realized gain	(1.64)	—	—	(2.25)	—
Total dividends and distributions	(2.12)	(0.62)	(0.57)	(2.45)	(0.14)

Net asset value, end of period	$22.03	$18.73	$18.55	$17.37	$22.54

Total return[2]	29.70%	4.26%	10.31%	(11.42%)	(19.25%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$143,698	$134,588	$158,396	$179,755	$263,968
Ratio of expenses to average net assets[3]	1.05%	1.05%	1.09%	1.15%	1.35%
Ratio of expenses to average net assets prior to fees waived[3]	1.50%	1.49%	1.51%	1.57%	1.37%
Ratio of net investment income to average net assets	2.00%	2.35%	2.54%	3.59%	0.55%
Ratio of net investment income to average net assets prior to fees waived	1.55%	1.91%	2.12%	3.17%	0.53%
Portfolio turnover	39%	28%	30%	65%	38%
φ	Consolidated financial highlights through November 27, 2024.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Systematic Emerging Markets Equity Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25φ	3/31/24φ	3/31/23φ	3/31/22φ
Net asset value, beginning of period	$15.08	$15.11	$14.26	$19.07	$23.86

Income (loss) from investment operations:
Net investment income (loss)[1]	0.22	0.25	0.27	0.47	(0.04)
Net realized and unrealized gain (loss)	3.99	0.29	1.05	(2.90)	(4.68)
Total from investment operations	4.21	0.54	1.32	(2.43)	(4.72)

Less dividends and distributions from:
Net investment income	(0.35)	(0.57)	(0.47)	(0.13)	(0.07)
Net realized gain	(1.64)	—	—	(2.25)	—
Total dividends and distributions	(1.99)	(0.57)	(0.47)	(2.38)	(0.07)

Net asset value, end of period	$17.30	$15.08	$15.11	$14.26	$19.07

Total return[2]	28.77%	3.49%	9.48%	(12.02%)	(19.83%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,840	$13,481	$16,558	$23,136	$39,227
Ratio of expenses to average net assets[3]	1.80%	1.80%	1.80%	1.84%	2.07%
Ratio of expenses to average net assets prior to fees waived[3]	2.25%	2.24%	2.26%	2.29%	2.09%
Ratio of net investment income (loss) to average net assets	1.28%	1.62%	1.88%	2.95%	(0.17%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.83%	1.18%	1.42%	2.50%	(0.19%)
Portfolio turnover	39%	28%	30%	65%	38%
φ	Consolidated financial highlights through November 27, 2024.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Systematic Emerging Markets Equity Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25φ	3/31/24φ	3/31/23φ	3/31/22φ
Net asset value, beginning of period	$18.39	$18.25	$17.12	$22.26	$27.75

Income (loss) from investment operations:
Net investment income[1]	0.32	0.40	0.40	0.61	0.06
Net realized and unrealized gain (loss)	4.95	0.33	1.27	(3.33)	(5.46)
Total from investment operations	5.27	0.73	1.67	(2.72)	(5.40)

Less dividends and distributions from:
Net investment income	(0.52)	(0.59)	(0.54)	(0.17)	(0.09)
Net realized gain	(1.64)	—	—	(2.25)	—
Total dividends and distributions	(2.16)	(0.59)	(0.54)	(2.42)	(0.09)

Net asset value, end of period	$21.50	$18.39	$18.25	$17.12	$22.26

Total return[2]	29.45%	3.97%	9.99%	(11.57%)	(19.51%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,754	$5,808	$5,880	$6,070	$7,540
Ratio of expenses to average net assets[3]	1.30%	1.30%	1.30%	1.37%	1.67%
Ratio of expenses to average net assets prior to fees waived[3]	1.75%	1.74%	1.76%	1.64%	1.68%
Ratio of net investment income to average net assets	1.50%	2.10%	2.32%	3.30%	0.22%
Ratio of net investment income to average net assets prior to fees waived	1.05%	1.66%	1.86%	3.03%	0.21%
Portfolio turnover	39%	28%	30%	65%	38%
φ	Consolidated financial highlights through November 27, 2024.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Systematic Emerging Markets Equity Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25φ	3/31/24φ	3/31/23φ	3/31/22φ
Net asset value, beginning of period	$19.59	$19.37	$18.12	$23.33	$29.05

Income (loss) from investment operations:
Net investment income[1]	0.51	0.52	0.52	0.79	0.26
Net realized and unrealized gain (loss)	5.23	0.37	1.35	(3.53)	(5.74)
Total from investment operations	5.74	0.89	1.87	(2.74)	(5.48)

Less dividends and distributions from:
Net investment income	(0.51)	(0.67)	(0.62)	(0.22)	(0.24)
Net realized gain	(1.64)	—	—	(2.25)	—
Total dividends and distributions	(2.15)	(0.67)	(0.62)	(2.47)	(0.24)

Net asset value, end of period	$23.18	$19.59	$19.37	$18.12	$23.33

Total return[2]	30.08%	4.53%	10.55%	(11.08%)	(18.96%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$337,924	$384,443	$432,708	$532,766	$912,326
Ratio of expenses to average net assets[3]	0.80%	0.80%	0.80%	0.81%	0.98%
Ratio of expenses to average net assets prior to fees waived[3]	1.25%	1.24%	1.26%	1.08%	1.08%
Ratio of net investment income to average net assets	2.27%	2.61%	2.85%	4.00%	0.93%
Ratio of net investment income to average net assets prior to fees waived	1.82%	2.17%	2.39%	3.73%	0.83%
Portfolio turnover	39%	28%	30%	65%	38%
φ	Consolidated financial highlights through November 27, 2024.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Nomura Systematic Emerging Markets Equity Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25φ	3/31/24φ	3/31/23φ	3/31/22φ
Net asset value, beginning of period	$19.71	$19.49	$18.22	$23.46	$29.21

Income (loss) from investment operations:
Net investment income[1]	0.55	0.55	0.54	0.78	0.28
Net realized and unrealized gain (loss)	5.26	0.37	1.37	(3.53)	(5.77)
Total from investment operations	5.81	0.92	1.91	(2.75)	(5.49)

Less dividends and distributions from:
Net investment income	(0.54)	(0.70)	(0.64)	(0.24)	(0.26)
Net realized gain	(1.64)	—	—	(2.25)	—
Total dividends and distributions	(2.18)	(0.70)	(0.64)	(2.49)	(0.26)

Net asset value, end of period	$23.34	$19.71	$19.49	$18.22	$23.46

Total return[2]	30.24%	4.65%	10.74%	(11.06%)	(18.89%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$77,268	$95,319	$120,493	$144,999	$254,340
Ratio of expenses to average net assets[3]	0.64%	0.65%	0.69%	0.76%	0.92%
Ratio of expenses to average net assets prior to fees waived[3]	1.09%	1.09%	1.11%	1.05%	0.93%
Ratio of net investment income to average net assets	2.46%	2.74%	2.92%	3.94%	0.98%
Ratio of net investment income to average net assets prior to fees waived	2.01%	2.30%	2.50%	3.65%	0.97%
Portfolio turnover	39%	28%	30%	65%	38%
φ	Consolidated financial highlights through November 27, 2024.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Financial highlights
Nomura Systematic Emerging Markets Equity Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25φ	3/31/24φ	3/31/23φ	3/31/22φ
Net asset value, beginning of period	$19.19	$19.00	$17.79	$23.01	$28.65

Income (loss) from investment operations:
Net investment income[1]	0.44	0.46	0.46	0.67	0.16
Net realized and unrealized gain (loss)	5.12	0.36	1.32	(3.44)	(5.65)
Total from investment operations	5.56	0.82	1.78	(2.77)	(5.49)

Less dividends and distributions from:
Net investment income	(0.48)	(0.63)	(0.57)	(0.20)	(0.15)
Net realized gain	(1.64)	—	—	(2.25)	—
Total dividends and distributions	(2.12)	(0.63)	(0.57)	(2.45)	(0.15)

Net asset value, end of period	$22.63	$19.19	$19.00	$17.79	$23.01

Total return[2]	29.72%	4.26%	10.25%	(11.38%)	(19.23%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,812	$26,855	$26,993	$27,664	$29,380
Ratio of expenses to average net assets[3]	1.05%	1.05%	1.09%	1.14%	1.31%
Ratio of expenses to average net assets prior to fees waived[3]	1.50%	1.49%	1.51%	1.41%	1.32%
Ratio of net investment income to average net assets	1.98%	2.34%	2.55%	3.50%	0.59%
Ratio of net investment income to average net assets prior to fees waived	1.53%	1.90%	2.13%	3.23%	0.58%
Portfolio turnover	39%	28%	30%	65%	38%
φ	Consolidated financial highlights through November 27, 2024.
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[3]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.

Notes to financial statements
Ivy Funds
March 31, 2026
Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 17 series. These financial statements and the related notes pertain to 11 series: Nomura Core Equity Fund (formerly, Macquarie Core Equity Fund through November 30, 2025), Nomura Global Bond Fund (formerly, Macquarie Global Bond Fund through November 30, 2025), Nomura Global Growth Fund, (formerly, Macquarie Global Growth Fund through November 30, 2025), Nomura High Income Fund (formerly, Macquarie High Income Fund through November 30, 2025), Nomura International Core Equity Fund (formerly, Macquarie International Core Equity Fund through November 30, 2025), Nomura Large Cap Growth Fund (formerly, Macquarie Large Cap Growth Fund through November 30, 2025), Nomura Mid Cap Growth Fund (formerly, Macquarie Mid Cap Growth Fund through November 30, 2025), Nomura Mid Cap Income Opportunities Fund (formerly, Macquarie Mid Cap Income Opportunities Fund through November 30, 2025), Nomura Small Cap Growth Fund (formerly, Macquarie Small Cap Growth Fund through November 30, 2025), Nomura Smid Cap Core Fund (formerly, Macquarie Smid Cap Core Fund through November 30, 2025), and Nomura Systematic Emerging Markets Equity Fund (formerly, Macquarie Systematic Emerging Markets Equity Fund through November 30, 2025), (each a Fund, or collectively, the Funds). The Trust is an open-end investment company. The Funds, except for Nomura Large Cap Growth Fund, are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Nomura Large Cap Growth Fund is considered nondiversified.
Each Fund offers Class A, Class C, Class R, Institutional Class (formerly, Class I), Class R6, and Class Y shares. Class A shares are subject to an initial sales charge. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, Class R6, and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.
1. Significant Accounting Policies
Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.
Basis of Consolidation —  Delaware Ivy EME, Ltd. (referred to as the Subsidiary in this subsection), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Nomura Systematic Emerging Markets Equity Fund (referred to as the Fund in this subsection). The Subsidiary acted as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio was consolidated and included the portfolio holdings of the Fund and its Subsidiary. The consolidated financial statements included the accounts of the Fund and its Subsidiary. All inter-company transactions and balances were eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary conferred upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and conferred upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary. The date of incorporation of the Subsidiary was January 31, 2013. On August 22, 2023, the Subsidiary was dissolved. Activity associated with the dissolution of the Subsidiary was incurred through November 27, 2024 at which point the accounts of the Subsidiary were closed and no longer held by the Fund.
NC Macau I Ltd. (referred to as the Subsidiary in this subsection), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Nomura High Income Fund (referred to as the Fund in this subsection). The Subsidiary acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and its Subsidiary. The consolidated financial statements include the accounts of the Fund and its Subsidiary. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and its Subsidiary comprising the entire issued share capital of the Subsidiary with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary conferred upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and conferred upon the shareholder rights in a winding-up or repayment of capital and

Notes to financial statements
Ivy Funds
1. Significant Accounting Policies (continued)
the right to participate in the profits or assets of the Subsidiary. The date of incorporation of the Subsidiary was July 7, 2025. As of March 31, 2026, the total net assets held by the Subsidiary is $17,150 or approximately 0.00%, of the Fund's net assets.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities, credit default swap (CDS) contracts, and interest rate swap (IRS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (Policy). Fixed income security, CDS contracts, and IRS contracts valuations are then reviewed by DMC as part of its duties as each Fund’s valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. An adjustment factor may be applied to the daily vendor provided price for certain security/instrument types to arrive at a fair value for the applicable positions. The adjustment factor is determined by comparing the prices of trades with vendor prices over a time period deemed reasonable by DMC, calculating the weighted average differences, and using that difference to adjust vendor prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Forward foreign currency exchange contracts are valued at the mean between the bid and the ask prices, which approximates fair value. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available. Futures contracts and options on futures contracts are valued at the daily quoted settlement prices. Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and the ask prices, which approximates fair value. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Fund investments. DMC has established a pricing committee (Pricing Committee) to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Funds may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2026, and for all open tax years (years ended March 31, 2023–March 31, 2025), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statements of operations.” During the year ended March 31, 2026, the Funds did not incur any interest or tax penalties.
As a result of several court cases, in certain countries across the European Union, certain Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU tax reclaims). Income recognized, if any, for EU reclaims is reflected as “Foreign withholding tax claims" on the “Statements of operations.” Any fees associated with these filings are included on the “Statements of operations” under "Foreign withholding tax claims." Generally unless fund management believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund's net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a US federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as a foreign tax credits to its US taxable shareholders, a Fund may enter into a closing agreement with the US Internal Revenue Service (the IRS). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, it is expected that Nomura Global Growth Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges for Nomura Global Growth Fund's closing agreements are presented as "IRS compliance fee for foreign withholding tax claims” in the "Statements of operations." Nomura Global Growth Fund's estimated closing agreement liability is presented as “IRS compliance fee for foreign withholding tax claims” in the “Statements of assets and liabilities.”
The Funds have adopted the FASB Accounting Standards Update (ASU), ASU 2023-09, Income Taxes (Topic 240) - Improvements to Income Tax Disclosures. The following fund paid income taxes as follows as of March 31, 2026:
Nomura Systematic Emerging Markets Equity Fund
Foreign	$6,227,776
Cash paid for foreign taxes (net of refunds) exceeds 5% of total income taxes paid (net of refunds) in the following jurisdictions:
Income tax by jurisdiction:
China	$395,354
India	3,666,643
South Korea	477,216
Taiwan	1,015,253
$5,554,466
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Underlying Funds — Each Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Fund may invest include ETFs. Each Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.

Notes to financial statements
Ivy Funds
1. Significant Accounting Policies (continued)
Derivative Financial Instruments — Each Fund may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, each Fund intends to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, each Fund may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other — Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which each Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. When a loan agreement is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Funds may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction's applicable laws, payment history and market convention. The “Statements of operations” include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. Nomura High Income Fund declares daily and pays dividends monthly. Nomura Mid Cap Income Opportunities Fund and Nomura Smid Cap Core Fund declare and pay dividends quarterly. Nomura Core Equity Fund, Nomura Systematic Emerging Markets Equity Fund, Nomura Global Growth Fund, Nomura International Core Equity Fund, Nomura Large Cap Growth Fund, Nomura Mid Cap Growth Fund, and Nomura Small Cap Growth Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Each Fund may from time to time pay out less than all of its net investment income or pay out undistributed income from prior months (with any potential remaining deficiencies characterized as a return of capital at year end). Dividends and distributions, if any, are recorded on the ex-dividend date.

Segment Reporting  — In November 2023, FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment's profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity's segments impact overall performance. Each Fund’s Chief Executive Officer and Chief Financial Officer act as each Fund’s chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that each Fund has a single operating segment since each Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on each Fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in each Fund’s financial statements.
Recent Accounting Standard — Each Fund adopted FASB ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of March 31, 2026. ASU 2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. During the year ended March 31, 2026, certain Funds did not pay a material amount of foreign or US federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements. Information for Nomura Systematic Emerging Markets Equity Fund is disclosed under this Note 1.
Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2026, each Fund earned the following amounts under this arrangement:
Fund	Custody Credits
Nomura Core Equity Fund	$—
Nomura Global Bond Fund	29,836
Nomura Global Growth Fund	—
Nomura High Income Fund	25,911
Nomura International Core Equity Fund	—
Nomura Large Cap Growth Fund	67,202
Nomura Mid Cap Growth Fund	—
Nomura Mid Cap Income Opportunities Fund	—
Nomura Small Cap Growth Fund	—
Nomura Smid Cap Core Fund	68
Nomura Systematic Emerging Markets Equity Fund	—
Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2026, each Fund earned the following amounts under this arrangement:
Fund	Earnings Credits
Nomura Core Equity Fund	$1,846
Nomura Global Bond Fund	296
Nomura Global Growth Fund	2,992
Nomura High Income Fund	4,579
Nomura International Core Equity Fund	2,709
Nomura Large Cap Growth Fund	4,611
Nomura Mid Cap Growth Fund	11,378
Nomura Mid Cap Income Opportunities Fund	795
Nomura Small Cap Growth Fund	1,410
Nomura Smid Cap Core Fund	450
Nomura Systematic Emerging Markets Equity Fund	814

Notes to financial statements
Ivy Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund's average daily net assets as follows:
Fund	Management Fee (annual rate as a percentage of average daily net assets)
Nomura Core Equity Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.525% of net assets over $5 billion and up to $6 billion;
0.50% of net assets over $6 billion and up to $10 billion;
0.49% of net assets over $10 billion.

Nomura Global Bond Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $5 billion;
0.49% of net assets over $5 billion and up to $10 billion;
0.48% of net assets over $10 billion.

Nomura Global Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.70% of net assets over $3 billion and up to $5 billion;
0.695% of net assets over $5 billion and up to $10 billion;
0.69% of net assets over $10 billion.

Nomura High Income Fund	0.625% of net assets up to $500 million;
0.60% of net assets over $500 million and up to $1 billion;
0.55% of net assets over $1 billion and up to $1.5 billion;
0.50% of net assets over $1.5 billion and up to $10 billion;
0.49% of net assets over $10 billion and up to $20 billion;
0.48% of net assets over $20 billion.

Nomura International Core Equity Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.70% of net assets over $3 billion and up to $5 billion;
0.69% of net assets over $5 billion and up to $10 billion;
0.68% of net assets over $10 billion.

Nomura Large Cap Growth Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.545% of net assets over $5 billion and up to $10 billion;
0.54% of net assets over $10 billion.

Fund	Management Fee (annual rate as a percentage of average daily net assets)
Nomura Mid Cap Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion and up to $15 billion;
0.67% of net assets over $15 billion.

Nomura Mid Cap Income Opportunities Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion and up to $15 billion;
0.67% of net assets over $15 billion.

Nomura Small Cap Growth Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Nomura Smid Cap Core Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Nomura Systematic Emerging Markets Equity Fund	1.00% of net assets up to $500 million;
0.85% of net assets over $500 million and up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.755% of net assets over $5 billion and up to $10 billion;
0.75% of net assets over $10 billion.

Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust.
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management's US and European public investments business. The closing of this transaction resulted in the automatic termination of each Fund's investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on October 16, 2025 for Nomura Core Equity Fund, Nomura Global Bond Fund, Nomura Global Growth Fund, Nomura High Income Fund and Nomura International Core Equity Fund, October 23, 2025 for Nomura Large Cap Growth Fund, October 24, 2025 for Nomura Mid Cap Growth Fund, October 31, 2025 for Nomura Small Cap Growth Fund and Nomura Smid Cap Core Fund, November 7, 2025 for Nomura Mid Cap Income Opportunities Fund and November 13, 2025 for Nomura Systematic Emerging Markets Equity Fund, Fund shareholders approved a new investment advisory agreement

Notes to financial statements
Ivy Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
for each Fund. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and each Fund's name changes reflected below went effective.
Fund Name Prior to December 1, 2025	Fund Name Effective December 1, 2025
Macquarie Core Equity Fund	Nomura Core Equity Fund
Macquarie Global Bond Fund	Nomura Global Bond Fund
Macquarie Global Growth Fund	Nomura Global Growth Fund
Macquarie High Income Fund	Nomura High Income Fund
Macquarie International Core Equity Fund	Nomura International Core Equity Fund
Macquarie Large Cap Growth Fund	Nomura Large Cap Growth Fund
Macquarie Mid Cap Growth Fund	Nomura Mid Cap Growth Fund
Macquarie Mid Cap Income Opportunities Fund	Nomura Mid Cap Income Opportunities Fund
Macquarie Small Cap Growth Fund	Nomura Small Cap Growth Fund
Macquarie Smid Cap Core Fund	Nomura Smid Cap Core Fund
Macquarie Systematic Emerging Markets Equity Fund	Nomura Systematic Emerging Markets Equity Fund
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any distribution and service (12b-1) fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from April 1, 2025 (except as noted) through July 30, 2026. These waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.
Fund	Operating expense limitation as a percentage of average daily net assets all share classes other than Class R6	Operating expense limitation as a percentage of average daily net assets Class R6
Nomura Core Equity Fund	0.74%	0.67%
Nomura Global Bond Fund	0.69%*	0.56%*
Nomura Global Growth Fund	0.85%	0.76%**
Nomura High Income Fund	0.63%	0.54%
Nomura International Core Equity Fund	0.77%	0.66%***
Nomura Large Cap Growth Fund	0.64%	0.56%
Nomura Mid Cap Growth Fund	0.79%	0.68%
Nomura Mid Cap Income Opportunities Fund	0.83%	0.73%
Nomura Small Cap Growth Fund	0.88%	0.76%
Nomura Smid Cap Core Fund	0.89%	0.77%
Nomura Systematic Emerging Markets Equity Fund	0.80%	0.64%***
*	Effective July 31, 2025. Prior to July 31, 2025, these amounts for classes other than R6 and Class R6 were 0.70% and 0.57%, respectively.
**	Effective July 31, 2025. Prior to July 31, 2025, the amount for Class R6 was 0.75%.
***	Effective July 31, 2025. Prior to July 31, 2025, the amount for Class R6 was 0.65%.

After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses), the class level operating expense limitation as a percentage of average daily net assets from April 1, 2025 (except as noted) through July 30, 2026, unless terminated by agreement of DMC and the Funds, is as follows:
	Operating expense limitation as a percentage of average daily net assets
Fund	Class A	Class C	Class R	Institutional Class	Class R6	Class Y
Nomura Core Equity Fund	0.99%	1.74%	1.24%	0.74%	0.67%	0.99%
Nomura Global Bond Fund	0.94%*	1.69%*	1.19%*	0.69%*	0.56%*	0.94%*
Nomura Global Growth Fund	1.10%	1.85%	1.35%	0.85%	0.76%**	1.10%
Nomura High Income Fund	0.88%	1.63%	1.13%	0.63%	0.54%	0.88%
Nomura International Core Equity Fund	1.02%	1.77%	1.27%	0.77%	0.66%***	1.02%
Nomura Large Cap Growth Fund	0.89%	1.64%	1.14%	0.64%	0.56%	0.89%
Nomura Mid Cap Growth Fund	1.04%	1.79%	1.29%	0.79%	0.68%	1.04%
Nomura Mid Cap Income Opportunities Fund	1.08%	1.83%	1.33%	0.83%	0.73%	1.08%
Nomura Small Cap Growth Fund	1.13%	1.88%	1.38%	0.88%	0.76%	1.13%
Nomura Smid Cap Core Fund	1.14%	1.89%	1.39%	0.89%	0.77%	1.14%
Nomura Systematic Emerging Markets Equity Fund	1.05%	1.80%	1.30%	0.80%	0.64%***	1.05%
*	Effective July 31, 2025. Prior to July 31, 2025, these amounts for Class A, Class C, Class R, Institutional Class, Class R6, and Class Y were 0.95%, 1.70%, 1.20%, 0.70%, 0.57%, and 0.95%, respectively.
**	Effective July 31, 2025. Prior to July 31, 2025, the amount for Class R6 was 0.75%.
***	Effective July 31, 2025. Prior to July 31, 2025, the amount for Class R6 was 0.65%.
With respect to Nomura Global Bond Fund and Nomura High Income Fund:
Prior to the Closing Date, DMC had entered into sub-advisory agreements on behalf of the Funds with Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), Macquarie Investment Management Europe Limited (MIMEL), and Macquarie Investment Management Global Limited (MIMGL) whereby DMC could seek fixed income investment advice, recommendations, discretionary investment advice and trading from such entities. As of the Closing Date, MIMAK, MIMEL and MIMGL no longer serve as sub-advisors to the Funds.
With respect to Nomura Core Equity Fund, Nomura Global Growth Fund, Nomura International Core Equity Fund, Nomura Large Cap Growth Fund, Nomura Mid Cap Growth Fund, Nomura Mid Cap Income Opportunities Fund, Nomura Small Cap Growth Fund, and Nomura Smid Cap Core Fund:
Prior to the Closing Date, MIMGL had served as a sub-advisor to the Funds to execute security trades on behalf of DMC as well as to provide quantitative support. As of the Closing Date, MIMGL no longer serves as a sub-advisor to the Funds.
With respect to Nomura Systematic Emerging Markets Equity Fund:
Prior to the Closing Date, MIMGL had served as a sub-advisor responsible for the day-to-day management of the Fund as an affiliated sub-advisor. As of the Closing Date, MIMGL continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor.
Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each sub-advisor.

Notes to financial statements
Ivy Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2026, each Fund paid for these services as follows:
Fund	Fees
Nomura Core Equity Fund	$177,701
Nomura Global Bond Fund	24,401
Nomura Global Growth Fund	45,037
Nomura High Income Fund	102,786
Nomura International Core Equity Fund	70,669
Nomura Large Cap Growth Fund	362,717
Nomura Mid Cap Growth Fund	204,184
Nomura Mid Cap Income Opportunities Fund	43,223
Nomura Small Cap Growth Fund	53,894
Nomura Smid Cap Core Fund	20,228
Nomura Systematic Emerging Markets Equity Fund	34,770
DIFSC is also the transfer agent and dividend disbursing agent of each Fund. For these services, DIFSC's fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Nomura Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Nomura Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended March 31, 2026, each Fund paid for these services as follows:
Fund	Fees
Nomura Core Equity Fund	$265,022
Nomura Global Bond Fund	31,105
Nomura Global Growth Fund	62,579
Nomura High Income Fund	150,801
Nomura International Core Equity Fund	101,708
Nomura Large Cap Growth Fund	547,460
Nomura Mid Cap Growth Fund	305,593
Nomura Mid Cap Income Opportunities Fund	59,827
Nomura Small Cap Growth Fund	76,100
Nomura Smid Cap Core Fund	24,712
Nomura Systematic Emerging Markets Equity Fund	46,909
Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by the Funds and are also included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, 0.50%, and 0.25% of the average daily net assets of the Class A, Class C, Class R, and Class Y shares, respectively. Certain shares in accounts that established positions in Class A shares of Nomura Global Growth Fund prior to January 1, 1992 are not subject to an ongoing 12b-1 fee. This arrangement may result in an effective 12b-1 fee rate that is lower than 0.25% of the net assets attributable to outstanding Class A shares of the Fund. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.

As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to the Funds. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2026, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:
Fund	Fees
Nomura Core Equity Fund	$65,158
Nomura Global Bond Fund	8,205
Nomura Global Growth Fund	15,447
Nomura High Income Fund	51,001
Nomura International Core Equity Fund	25,578
Nomura Large Cap Growth Fund	136,366
Nomura Mid Cap Growth Fund	81,235
Nomura Mid Cap Income Opportunities Fund	15,474
Nomura Small Cap Growth Fund	22,045
Nomura Smid Cap Core Fund	5,950
Nomura Systematic Emerging Markets Equity Fund	11,603
For the year ended March 31, 2026, DDLP earned commissions on sales of Class A shares for each Fund as follows:
Fund	Class A
Nomura Core Equity Fund	$104,516
Nomura Global Bond Fund	2,780
Nomura Global Growth Fund	24,764
Nomura High Income Fund	33,809
Nomura International Core Equity Fund	27,647
Nomura Large Cap Growth Fund	163,022
Nomura Mid Cap Growth Fund	58,420
Nomura Mid Cap Income Opportunities Fund	15,558
Nomura Small Cap Growth Fund	32,757
Nomura Smid Cap Core Fund	6,954
Nomura Systematic Emerging Markets Equity Fund	6,105
For the year ended March 31, 2026, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares, and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:
Fund	Class A	Class C
Nomura Core Equity Fund	$11,413	$2,370
Nomura Global Bond Fund	1,533	158
Nomura Global Growth Fund	490	104
Nomura High Income Fund	5,045	2,200
Nomura International Core Equity Fund	411	268
Nomura Large Cap Growth Fund	7,120	5,413
Nomura Mid Cap Growth Fund	2,583	1,843
Nomura Mid Cap Income Opportunities Fund	58	722
Nomura Small Cap Growth Fund	2,803	960
Nomura Smid Cap Core Fund	489	961
Nomura Systematic Emerging Markets Equity Fund	200	674
Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.

Notes to financial statements
Ivy Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
During the year ended March 31, 2026, DMC reimbursed Nomura High Income Fund $5,370 in connection with trade errors. These amounts are included in “Net increase from payment by affiliates” in the "Consolidated statement of operations." Payment by affiliates had no impact on total return.
During the year ended March 31, 2025, DMC reimbursed Nomura Global Growth Fund $2,311, Nomura High Income Fund $225,710, Nomura International Core Equity Fund $1,025, Nomura Small Cap Growth Fund $63, and Nomura Smid Cap Core Fund $213 in connection with trade errors. These amounts are included in “Net increase from payment by affiliates” in the “Statements of changes in net assets.” Payment by affiliates had no impact on total return.
An affiliated issuer includes any company in which a Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or sub-advisor to a Fund is deemed to exercise, directly or indirectly, a certain level of control over the company. A summary of the transactions in affiliated companies during the year ended March 31, 2026 was as follows:
	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments	Value, end of period	Shares	Income distributions
Nomura High Income Fund
Common Stocks—0.01%
BIS Industries Holdings
	$—	$—	$—	$—	$96,623	$96,623	19,682,813	$—
Foresight Energy
	5,687,636	—	(2,723,696)	(19,193,668)	16,229,728	—	—	—
New Cotai
	8,725,584	—	—	—	(8,725,584)	—	20,316,462	—
	14,413,220	—	(2,723,696)	(19,193,668)	7,600,767	96,623		—
Convertible Bond—1.40%
New Cotai PIK
	27,283,296	1,496,164	—	—	(4,528,073)	24,251,387	26,714,824	1,494,559
Loan Agreements—0.00%
Foresight Energy Operating Tranche A
	6,734,683	—	(5,180,526)	(2,220,225)	666,068	—	—	—
Total	$48,431,199	$1,496,164	$(7,904,222)	$(21,413,893)	$3,738,762	$24,348,010		$1,494,559

3. Investments
For the year ended March 31, 2026, each Fund made purchases and sales of investment securities other than short-term investments as follows:
Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Nomura Core Equity Fund	$1,470,843,146	$—	$1,958,480,207	$—
Nomura Global Bond Fund	311,675,642	290,764,494	342,992,328	340,143,675
Nomura Global Growth Fund	406,593,210	—	568,268,320	—
Nomura High Income Fund	708,239,379	—	1,379,526,737	—
Nomura International Core Equity Fund	1,508,587,754	—	1,879,287,965	—
Nomura Large Cap Growth Fund	1,803,906,046	—	4,002,847,787	—
Nomura Mid Cap Growth Fund	1,817,802,037	—	4,114,405,255	—
Nomura Mid Cap Income Opportunities Fund	183,056,018	—	464,202,411	—
Nomura Small Cap Growth Fund	656,483,278	—	967,315,256	—
Nomura Smid Cap Core Fund	74,061,521	—	106,336,365	—
Nomura Systematic Emerging Markets Equity Fund	259,646,970	—	462,984,880	—
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2026, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:
Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Nomura Core Equity Fund	$1,919,043,308	$1,531,888,913	$(60,365,006)	$1,471,523,907
Nomura Global Bond Fund	400,006,912	12,213,717	(16,739,296)	(4,525,579)
Nomura Global Growth Fund	559,886,989	272,231,914	(25,122,409)	247,109,505
Nomura High Income Fund	1,942,168,800	217,507,009	(469,650,379)	(252,143,370)
Nomura International Core Equity Fund	1,006,266,769	250,754,533	(94,811,627)	155,942,906
Nomura Large Cap Growth Fund	2,354,029,746	3,546,217,094	(69,990,224)	3,476,226,870
Nomura Mid Cap Growth Fund	2,542,596,511	743,834,685	(290,560,978)	453,273,707
Nomura Mid Cap Income Opportunities Fund	485,163,791	277,318,297	(43,359,799)	233,958,498
Nomura Small Cap Growth Fund	803,430,340	246,651,051	(68,642,443)	178,008,608
Nomura Smid Cap Core Fund	255,662,702	116,390,910	(22,338,225)	94,052,685
Nomura Systematic Emerging Markets Equity Fund	429,154,247	240,448,466	(57,523,005)	182,925,461
US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the

Notes to financial statements
Ivy Funds
3. Investments (continued)
asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2026:
Nomura Core Equity Fund
Level 1
Securities
Assets:
Common Stocks	$3,264,281,373
Short-Term Investments	126,285,842
Total Value of Securities	$3,390,567,215
	Nomura Global Bond Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Mortgage-Backed Securities	$—	$51,165,553	$—	$51,165,553
Common Stock	—	—	67,462	67,462
Corporate Bonds	—	140,473,510	—	140,473,510
Government Agency Obligations	—	6,813,643	—	6,813,643
Municipal Bonds	—	1,059,188	—	1,059,188
Non-Agency Collateralized Mortgage Obligations	—	1,247,656	—	1,247,656
Preferred Stock	—	599,130	—	599,130
Sovereign Bonds	—	118,835,585	—	118,835,585
Supranational Banks	—	35,537,369	—	35,537,369

	Nomura Global Bond Fund
	Level 1	Level 2	Level 3	Total
US Treasury Obligations	$—	$35,552,585	$—	$35,552,585
Total Value of Securities	$—	$391,284,219	$67,462	$391,351,681

Derivatives[1]
Assets:
Forward Foreign Currency Exchange Contracts	$—	$4,022,520	$—	$4,022,520
Futures Contracts	3,422,206	—	—	3,422,206

Liabilities:
Forward Foreign Currency Exchange Contracts	$—	$(54,555)	$—	$(54,555)
Futures Contracts	(3,241,780)	—	—	(3,241,780)

[1]Forward foreign currency exchange contracts and futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Nomura Global Growth Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Brazil	$14,069,987	$—	$14,069,987
Canada	16,364,989	—	16,364,989
Denmark	14,656,790	—	14,656,790
Finland	14,677,415	—	14,677,415
France	—	20,479,260	20,479,260
Germany	—	19,488,550	19,488,550
India	—	27,241,522	27,241,522
Italy	—	10,696,897	10,696,897
Japan	—	24,069,756	24,069,756
Mexico	8,622,431	—	8,622,431
Netherlands	—	15,688,633	15,688,633
Norway	—	8,147,342	8,147,342
Singapore	7,790,848	—	7,790,848
South Korea	—	9,152,734	9,152,734
Spain	—	17,115,412	17,115,412
Taiwan	—	40,310,664	40,310,664
United Kingdom	—	26,274,162	26,274,162
United States	484,203,539	21,165,178	505,368,717
Short-Term Investments	6,780,385	—	6,780,385
Total Value of Securities	$567,166,384	$239,830,110	$806,996,494

Notes to financial statements
Ivy Funds
3. Investments (continued)
	Nomura High Income Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Collateralized Loan Obligations	$—	$61,221,446	$—	$61,221,446
Common Stocks
Consumer Discretionary	13,773,529	—	—[1]	13,773,529
Energy	—	—	657,184	657,184
Financials	—	—	—[1]	—
Convertible Bond	—	—	24,251,387	24,251,387
Corporate Bonds	—	1,405,719,064	—	1,405,719,064
Loan Agreements	—	128,538,255	—	128,538,255
Short-Term Investments	55,864,565	—	—	55,864,565
Total Value of Securities	$69,638,094	$1,595,478,765	$24,908,571	$1,690,025,430

[1]The security that has been valued at zero on the “Consolidated schedule of investments” is considered to be a Level 3 investment in this table.
	Nomura International Core Equity Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Brazil	$85,564,058	$—	$85,564,058
Canada	67,909,375	—	67,909,375
China	—	92,881,596	92,881,596
Denmark	21,995,363	—	21,995,363
Finland	20,796,255	—	20,796,255
France	—	20,444,838	20,444,838
Germany	12,256,197	25,090,454	37,346,651
India	—	47,196,839	47,196,839
Ireland	—	18,564,445	18,564,445
Japan	—	113,372,151	113,372,151
Luxembourg	—	25,504,205	25,504,205
Mexico	19,525,666	—	19,525,666
Netherlands	26,052,399	101,503,895	127,556,294
Singapore	32,040,884	—	32,040,884
South Korea	—	62,262,947	62,262,947
Spain	—	30,679,941	30,679,941
Taiwan	—	97,335,505	97,335,505
United Kingdom	11,668,381	72,335,292	84,003,673
United States	125,793,337	—	125,793,337
Preferred Stock	—	23,786,180	23,786,180
Short-Term Investments	7,649,472	—	7,649,472
Total Value of Securities	$431,251,387	$730,958,288	$1,162,209,675

Nomura Large Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$5,830,256,616
Nomura Mid Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$2,995,870,218
Nomura Mid Cap Income Opportunities Fund
Level 1
Securities
Assets:
Common Stocks	$711,179,687
Short-Term Investments	7,942,602
Total Value of Securities	$719,122,289
Nomura Small Cap Growth Fund
Level 1
Securities
Assets:
Common Stocks	$964,699,126
Short-Term Investments	16,739,822
Total Value of Securities	$981,438,948
	Nomura Smid Cap Core Fund
	Level 1	Level 3	Total
Securities
Assets:
Common Stocks
Communication Services	$8,914,891	$—	$8,914,891
Consumer Discretionary	30,687,601	—	30,687,601
Consumer Staples	12,399,346	—	12,399,346
Energy	17,991,918	—	17,991,918
Financials	56,780,122	—	56,780,122

Notes to financial statements
Ivy Funds
3. Investments (continued)
	Nomura Smid Cap Core Fund
	Level 1	Level 3	Total
Healthcare	$41,135,593	$—[1]	$41,135,593
Industrials	87,604,487	—	87,604,487
Information Technology	48,541,708	—	48,541,708
Materials	11,965,957	—	11,965,957
Real Estate	20,236,486	—	20,236,486
Utilities	7,535,841	—	7,535,841
Short-Term Investments	5,921,437	—	5,921,437
Total Value of Securities	$349,715,387	$—	$349,715,387

[1]The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.
	Nomura Systematic Emerging Markets Equity Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Brazil	$18,308,735	$—	$—	$18,308,735
Chile	1,025,015	—	—	1,025,015
China	23,119,092	140,458,357	—	163,577,449
Hungary	—	5,770,323	—	5,770,323
India	7,706,449	42,763,556	—	50,470,005
Indonesia	1,607,266	2,247,427	—	3,854,693
Poland	3,418,769	21,192,235	—	24,611,004
Qatar	—	1,646,464	—	1,646,464
Russia	—	—	—[1,2]	—
Saudi Arabia	—	1,354,660	—	1,354,660
South Africa	—	32,105,080	—	32,105,080
South Korea	—	109,702,666	—	109,702,666
Taiwan	—	139,645,124	—	139,645,124
Türkiye	—	7,924,598	—	7,924,598
United Arab Emirates	—	19,581,869	—	19,581,869
Preferred Stocks	27,556,180	—	—	27,556,180
Short-Term Investments	4,945,843	—	—	4,945,843
Total Value of Securities	$87,687,349	$524,392,359	$—	$612,079,708

[1]The value represents valuations of Russian Common Stocks for which Management has determined include significant unobservable inputs as of March 31, 2026.
[2]The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.
As a result of utilizing international fair value pricing at March 31, 2026, a majority of Nomura International Core Equity Fund and Nomura Systematic Emerging Markets Equity Fund and a portion of Nomura Global Growth Fund's common stock investments were categorized as Level 2.

During the year ended March 31, 2026, the Funds (except for Nomura High Income Fund) had no transfers into or out of Level 3 investments. During the year ended March 31, 2026, Nomura High Income Fund had transfers out of Level 3 investments. Each Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting year.
A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3 investments were not considered significant to Nomura Global Bond Fund, Nomura Smid Cap Core Fund and Nomura Systematic Emerging Markets Equity Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Nomura Global Bond Fund, Nomura Smid Cap Core Fund and Nomura Systematic Emerging Markets Equity Fund’s net assets at the end of the period. As of March 31, 2026, Nomura Core Equity Fund, Nomura Global Growth Fund, Nomura International Core Equity Fund, Nomura Large Cap Growth Fund, Nomura Mid Cap Growth Fund, Nomura Mid Cap Income Opportunities Fund, and Nomura Small Cap Growth Fund had no level 3 investments.
The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value for Nomura High Income Fund:
	Convertible Bond	Common Stocks	Total
Balance as of 3/31/25	$27,283,296	$15,701,074	$42,984,370
Purchases	1,304,487*	—	1,304,487
Sales	—	(2,723,696)	(2,723,696)
Net realized gain (loss)	—	(19,193,668)	(19,193,668)
Amortization	191,677	—	191,677
Transfer out	—	(720,970)	(720,970)
Net change in unrealized appreciation (depreciation)	(4,528,073)	7,594,444	3,066,371
Balance as of 3/31/26	$24,251,387	$657,184	$24,908,571
Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 3/31/26	$(4,528,073)	$(8,635,284)	$(13,163,357)
* The amount shown included payment-in-kind.
A significant change to the inputs may result in a significant change to the valuation. Quantitative information about Level 3 fair value measurements for Nomura High Income Fund is as follows:
		Valuation	Unobservable	Input
Assets	Value	Techniques	Inputs	Value
Common Stocks	$96,623	Market approach	EV/EBITDA multiple	4.89x
Common Stocks	550,711	Net asset value/liquidation	Adjusted net asset value	$9.1 million
Common Stocks	6,671	Net asset value/liquidation	Adjusted net asset value	$14.1 million
Convertible Bond	24,251,387	Net asset value/liquidation	Total other liabilities and assets	$1.6 million
Fair valued securities currently priced at zero on the “Consolidated schedule of investments” are excluded from the table above.
Level 3 securities with a total value of $3,179 on the “Consolidated schedule of investments” have been valued using third party pricing information without adjustment and are excluded from the table above.
When market quotations are not readily available for one or more portfolio securities, the Fund's NAV shall be calculated by using the “fair value” of the securities as determined by the Pricing Committee. Such “fair value” is the amount that the Fund might reasonably expect to receive for the security (or asset) upon its current sale. Each such determination should be based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to: (i) the type of security, (ii) the size of the holding, (iii) the initial cost of the security, (iv) the existence of any contractual restrictions of the security’s disposition, (v) the price and extent of public trading in similar securities of the issuer or of comparable companies, (vi) quotations or evaluated prices from broker/dealers and/or pricing services, (vii) information obtained from the issuer, analysts, and/or appropriate stock exchange (for exchange-traded

Notes to financial statements
Ivy Funds
3. Investments (continued)
securities), (viii) an analysis of the company’s financial statements, and (ix) an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.
The Pricing Committee, or its delegate, employs various methods for calibrating these valuation approaches, including due diligence of the Fund’s pricing vendors and periodic back-testing of the prices that are fair valued under these procedures and reviews of any market related activity. The pricing of all securities fair valued by the Pricing Committee is subsequently reported to and approved by the Board on a quarterly basis.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2026 and 2025 were as follows:
	Ordinary income	Long-term capital gains	Total
Year ended March 31, 2026:
Nomura Core Equity Fund	$8,663,016	$454,835,231	$463,498,247
Nomura Global Bond Fund	16,139,866	—	16,139,866
Nomura Global Growth Fund	3,446,215	68,563,277	72,009,492
Nomura High Income Fund	136,974,737	—	136,974,737
Nomura International Core Equity Fund	16,640,522	133,757,391	150,397,913
Nomura Large Cap Growth Fund	—	582,032,168	582,032,168
Nomura Mid Cap Growth Fund	—	353,239,105	353,239,105
Nomura Mid Cap Income Opportunities Fund	20,085,683	87,287,525	107,373,208
Nomura Small Cap Growth Fund	—	148,992,841	148,992,841
Nomura Smid Cap Core Fund	1,085,005	5,008,139	6,093,144
Nomura Systematic Emerging Markets Equity Fund	14,716,116	44,918,777	59,634,893
Year ended March 31, 2025:
Nomura Core Equity Fund	57,857,828	355,893,311	413,751,139
Nomura Global Bond Fund	16,955,536	—	16,955,536
Nomura Global Growth Fund	10,509,514	22,830,557	33,340,071
Nomura High Income Fund	171,907,033	—	171,907,033
Nomura International Core Equity Fund	11,058,426	—	11,058,426
Nomura Large Cap Growth Fund	2,584,546	130,186,942	132,771,488
Nomura Mid Cap Growth Fund	—	397,524,513	397,524,513
Nomura Mid Cap Income Opportunities Fund	19,460,939	94,532,794	113,993,733
Nomura Small Cap Growth Fund	3,754,451	55,758,783	59,513,234
Nomura Smid Cap Core Fund	1,027,490	—	1,027,490
Nomura Systematic Emerging Markets Equity Fund	22,588,974	—	22,588,974

5. Components of Net Assets on a Tax Basis
As of March 31, 2026, the components of net assets on a tax basis were as follows:
	Nomura Core Equity Fund	Nomura Global Bond Fund	Nomura Global Growth Fund	Nomura High Income Fund
Paid-in capital	$1,673,107,012	$527,243,549	$516,090,263	$4,026,222,752
Undistributed ordinary income	3,066,589	976,496	435,915	—
Undistributed long-term capital gains	237,279,331	—	46,505,055	—
Dividends payable	—	—	—	(216,088)
Capital loss carryforwards	—	(117,094,783)*	—	(2,045,136,780)*
Deferral of tax loss from transfer to CFC	—	—	—	(156,686,916)
Other temporary differences	—	(7,354)	—	—
Deferred directors fees	(403,735)	(57,906)	(155,813)	(219,770)
Tax loss from transfer to CFC	—	—	—	156,686,916
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	1,471,523,907	(4,647,806)	247,232,344	(251,764,410)
Net assets	$3,384,573,104	$406,412,196	$810,107,764	$1,728,885,704
	Nomura International Core Equity Fund	Nomura Large Cap Growth Fund	Nomura Mid Cap Growth Fund	Nomura Mid Cap Income Opportunities Fund
Paid-in capital	$970,635,702	$1,725,697,676	$2,817,826,976	$443,148,449
Undistributed ordinary income	262,342	—	58,906,084	4,983,942
Undistributed long-term capital gains	98,233,969	763,795,920	375,843,884	38,744,219
Qualified late year loss deferrals	—	(3,524,486)	—	—
Capital loss carryforwards	(16,717,685)*	(126,629,082)*	(712,401,900)*	—
Other temporary differences	—	—	—	(5,836)
Deferred directors fees	(131,617)	(389,563)	(194,626)	(6,450)
Unrealized appreciation of investments and foreign currencies	156,532,212	3,476,227,125	453,273,707	233,958,498
Net assets	$1,208,814,923	$5,835,177,590	$2,993,254,125	$720,822,822
	Nomura Small Cap Growth Fund	Nomura Smid Cap Core Fund	Nomura Systematic Emerging Markets Equity Fund
Paid-in capital	$728,014,669	$247,471,800	$381,672,598
Undistributed ordinary income	—	415,762	6,980,745
Undistributed long-term capital gains	132,209,575	7,539,653	41,775,703
Qualified late year loss deferrals	(1,787,052)	—	—
Capital loss carryforwards	(52,313,699)*	—	—
Deferred directors fees	(136,215)	(15,002)	(37,068)
Unrealized appreciation of investments and foreign currencies	178,008,608	94,052,685	182,903,759
Net assets	$983,995,886	$349,464,898	$613,295,737
*	The Fund’s capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.
Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currencies and foreign capital gains taxes.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral of losses on straddles, mark-to-market of forward foreign currency exchange contracts, mark-to-market of futures contracts, tax

Notes to financial statements
Ivy Funds
5. Components of Net Assets on a Tax Basis (continued)
recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, partnership interest, amortization of market discount, deferral of deduction of tax payment and treatment of the transfer of one of the Fund's investments to the wholly owned foreign subsidiary.
Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2026 through March 31, 2026 and November 1, 2025 through March 31, 2026, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to reorganization-related adjustments, write-off of net operating losses, tax treatment of partnerships, gain (loss) on foreign currency transactions, fund level over distributions, swap contracts, earnings and profits distributed to shareholders on the redemption of shares, paydown gains (losses) of asset- and mortgage-backed securities, realized gain on passive foreign investment companies, foreign capital gains taxes and non-deductible tax liabilities. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2026, certain Funds recorded the following reclassifications:
	Paid-in capital	Total distributable earnings (loss)
Nomura Core Equity Fund	$105,550,634	$(105,550,634)
Nomura Global Bond Fund	1	(1)
Nomura High Income Fund	(647,575)	647,575
Nomura International Core Equity Fund	519,011	(519,011)
Nomura Large Cap Growth Fund	1,400,376	(1,400,376)
Nomura Mid Cap Income Opportunities Fund	5,657,970	(5,657,970)
Nomura Small Cap Growth Fund	(315,738)	315,738
Nomura Systematic Emerging Markets Equity Fund	7,208,957	(7,208,957)
Nomura Global Growth Fund, Nomura Mid Cap Growth Fund, and Nomura Smid Cap Core Fund did not have any reclassifications for the year ended March 31, 2026.
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2026, capital loss carryforwards available to offset future realized capital gains are as follows:
	Loss carryforward character
	Short-term	Long-term	Total
Nomura Global Bond Fund	$ 59,313,819	$57,780,964	$ 117,094,783
Nomura High Income Fund	278,620,972	1,766,515,808	2,045,136,780
Nomura International Core Equity Fund	6,148,256	10,569,429	16,717,685
Nomura Large Cap Growth Fund	110,943,048	15,686,034	126,629,082
Nomura Mid Cap Growth Fund	435,200,706	277,201,194	712,401,900
Nomura Small Cap Growth Fund	48,860,979	3,452,720	52,313,699

6. Capital Shares
Transactions in capital shares were as follows:
	Nomura Core Equity Fund		Nomura Global Bond Fund		Nomura Global Growth Fund
	Year ended		Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25	3/31/26	3/31/25
Shares sold:
Class A	3,196,602	4,215,531	1,117,527	1,176,955	384,927	421,300
Class C	344,666	398,037	23,616	24,817	25,541	20,146
Class R	512	324	6,391	101,407	1,643	1,499
Institutional Class[1]	6,942,935	11,720,259	9,549,760	8,648,216	506,706	903,912
Class R6	4,388,655	820,369	4,523,780	4,430,623	80,872	31,979
Class Y	43,170	654,640	26,996	77,267	6,020	3,014

Shares from reorganization:[2]
Class A	—	—	—	584,984	—	9,904,101
Class C	—	—	—	20,015	—	82,030
Class R	—	—	—	—	—	7,348
Institutional Class[1]	—	—	—	1,925,479	—	2,057,656
Class R6	—	—	—	4,550	—	38,335
Class Y	—	—	—	—	—	32,857

Shares issued upon reinvestment of dividends and distributions:
Class A	21,031,177	18,046,089	313,048	330,443	1,425,966	670,656
Class C	324,607	240,863	3,251	3,910	22,533	10,351
Class R	1,404	1,006	3,247	3,200	2,025	810
Institutional Class[1]	4,103,151	3,482,490	802,839	796,126	376,448	198,989
Class R6	86,314	331,726	617,975	709,041	32,211	13,718
Class Y	152,922	199,584	8,047	7,062	5,449	3,063
	40,616,115	40,110,918	16,996,477	18,844,095	2,870,341	14,401,764

Shares redeemed:
Class A	(28,024,618)	(28,746,723)	(2,669,250)	(2,653,001)	(3,017,391)	(2,975,422)
Class C	(609,401)	(549,280)	(33,956)	(108,970)	(54,214)	(63,015)
Class R	(1,484)	(241)	(30,682)	(28,321)	(4,055)	(4,381)
Institutional Class[1]	(13,039,793)	(12,319,800)	(12,564,330)	(11,792,955)	(1,874,532)	(2,522,971)
Class R6	(7,249,386)	(801,995)	(9,878,066)	(4,249,290)	(114,482)	(61,698)
Class Y	(449,365)	(938,858)	(95,436)	(47,794)	(23,511)	(13,455)
	(49,374,047)	(43,356,897)	(25,271,720)	(18,880,331)	(5,088,185)	(5,640,942)
Net increase (decrease)	(8,757,932)	(3,245,979)	(8,275,243)	(36,236)	(2,217,844)	8,760,822

Notes to financial statements
Ivy Funds
6. Capital Shares (continued)
	Nomura High Income Fund		Nomura International Core Equity Fund		Nomura Large Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25	3/31/26	3/31/25
Shares sold:
Class A	6,864,586	12,286,572	1,489,256	1,482,061	2,109,090	4,664,405
Class C	315,479	971,704	65,944	42,551	222,774	468,390
Class R	212,098	380,972	81,116	90,153	179,312	222,033
Institutional Class[1]	42,778,600	37,481,002	5,303,573	6,143,644	23,171,755	43,833,711
Class R6	1,165,469	3,505,979	780,269	2,381,690	533,105	1,475,240
Class Y	1,592,865	2,325,970	309,980	772,619	117,422	312,256

Shares from reorganization:[2]
Class A	—	50,917,870	—	8,196,383	—	20,383,763
Class C	—	393,307	—	148,964	—	183,650
Class R	—	363,928	—	60,957	—	25,317
Institutional Class[1]	—	15,494,063	—	6,027,488	—	2,481,780
Class R6	—	8,707,578	—	136,975	—	—
Class Y	—	—	—	22,062	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	11,636,629	13,449,120	2,115,617	135,235	6,577,450	1,469,040
Class C	609,741	913,301	68,252	—	296,729	64,285
Class R	311,014	345,892	171,277	5,179	84,638	18,588
Institutional Class[1]	9,287,435	11,595,320	3,276,888	275,705	7,578,539	1,716,195
Class R6	425,931	1,051,884	457,341	76,602	304,778	88,977
Class Y	417,370	526,707	172,143	14,146	75,800	17,167
	75,617,217	160,711,169	14,291,656	26,012,414	41,251,392	77,424,797

Shares redeemed:
Class A	(51,324,541)	(51,992,986)	(4,117,777)	(4,010,367)	(17,071,504)	(15,347,054)
Class C	(4,920,580)	(7,451,502)	(338,913)	(479,893)	(951,494)	(825,318)
Class R	(1,002,262)	(1,071,872)	(470,004)	(335,384)	(355,794)	(420,760)
Institutional Class[1]	(107,838,228)	(74,654,313)	(11,345,278)	(12,819,600)	(61,527,879)	(38,362,081)
Class R6	(12,792,976)	(5,338,827)	(6,127,489)	(5,072,537)	(3,063,554)	(4,110,550)
Class Y	(4,064,629)	(4,102,713)	(519,583)	(687,091)	(475,771)	(237,029)
	(181,943,216)	(144,612,213)	(22,919,044)	(23,404,872)	(83,445,996)	(59,302,792)
Net increase (decrease)	(106,325,999)	16,098,956	(8,627,388)	2,607,542	(42,194,604)	18,122,005

	Nomura Mid Cap Growth Fund		Nomura Mid Cap Income Opportunities Fund		Nomura Small Cap Growth Fund
	Year ended		Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25	3/31/26	3/31/25
Shares sold:
Class A	1,898,993	2,372,056	533,519	571,665	1,403,824	1,933,784
Class C	113,716	287,527	12,999	40,636	120,969	265,232
Class R	168,323	209,630	121,403	82,866	191,389	258,104
Institutional Class[1]	8,607,474	17,126,787	4,375,040	8,196,695	2,804,642	4,353,861
Class R6	3,536,620	6,981,096	556,641	653,846	550,682	845,062
Class Y	494,211	1,053,883	78,883	61,552	344,724	163,514

Shares from reorganization:[2]
Class A	—	24,121,871	—	—	—	1,624,592
Class C	—	1,737,673	—	—	—	636,743
Class R	—	305,604	—	—	—	128,838
Institutional Class[1]	—	11,473,739	—	—	—	3,106,920
Class R6	—	1,159,373	—	—	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	6,319,771	4,928,324	1,099,329	825,188	7,782,186	2,616,229
Class C	485,278	421,575	84,767	80,009	77,684	286,054
Class R	211,585	156,283	86,934	61,816	699,988	218,737
Institutional Class[1]	4,366,226	5,237,432	4,254,503	4,275,169	1,472,417	667,681
Class R6	1,819,205	2,136,947	508,736	471,523	379,745	173,262
Class Y	425,606	412,517	99,098	69,433	150,611	56,009
	28,447,008	80,122,317	11,811,852	15,390,398	15,978,861	17,334,622

Shares from reverse stock split:
Class C	—	—	—	—	(1,401,673)[3]	—

Shares redeemed:
Class A	(18,169,386)	(15,958,299)	(1,737,913)	(1,777,782)	(10,757,944)	(10,866,377)
Class C	(1,641,691)	(1,957,372)	(285,437)	(298,666)	(580,539)	(1,109,733)
Class R	(754,684)	(662,636)	(201,866)	(216,218)	(803,277)	(704,928)
Institutional Class[1]	(47,772,481)	(47,570,371)	(16,762,711)	(18,850,209)	(8,327,304)	(11,050,691)
Class R6	(24,424,644)	(15,013,343)	(2,363,943)	(1,514,329)	(1,618,663)	(4,206,296)
Class Y	(3,246,056)	(2,665,483)	(158,550)	(192,830)	(466,346)	(621,157)
	(96,008,942)	(83,827,504)	(21,510,420)	(22,850,034)	(22,554,073)	(28,559,182)
Net decrease	(67,561,934)	(3,705,187)	(9,698,568)	(7,459,636)	(7,976,885)	(11,224,560)

Notes to financial statements
Ivy Funds
6. Capital Shares (continued)
	Nomura Smid Cap Core Fund		Nomura Systematic Emerging Markets Equity Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Shares sold:
Class A	397,442	689,504	532,476	647,049
Class C	51,025	87,287	120,324	253,564
Class R	320,866	191,943	326,624	52,906
Institutional Class[1]	3,717,824	2,980,869	2,476,251	4,389,060
Class R6	331,635	295,821	726,567	954,184
Class Y	48,446	33,535	506,672	320,518

Shares issued upon reinvestment of dividends and distributions:
Class A	104,253	19,786	625,115	237,493
Class C	12,064	939	77,959	38,318
Class R	22,838	1,719	54,860	9,915
Institutional Class[1]	132,661	26,819	1,293,082	596,621
Class R6	32,234	8,259	355,025	170,222
Class Y	3,245	628	17,962	42,497
	5,174,533	4,337,109	7,112,917	7,712,347

Shares redeemed:
Class A	(1,317,197)	(1,484,452)	(1,822,093)	(2,237,933)
Class C	(257,253)	(304,949)	(465,539)	(493,633)
Class R	(178,934)	(274,180)	(103,992)	(69,308)
Institutional Class[1]	(4,117,038)	(2,771,055)	(8,813,504)	(7,697,932)
Class R6	(502,348)	(538,301)	(2,607,352)	(2,472,031)
Class Y	(108,799)	(56,438)	(562,599)	(384,233)
	(6,481,569)	(5,429,375)	(14,375,079)	(13,355,070)
Net decrease	(1,307,036)	(1,092,266)	(7,262,162)	(5,642,723)
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[2]	See Note 7.
[3]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 26, 2025.
Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed in the tables above and on the previous pages and on the “Statements of changes in net assets.” For the years ended March 31, 2026 and 2025, each Fund had the following exchange transactions:
	Year ended March 31, 2026			Year ended March 31, 2025
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Nomura Core Equity Fund			$928,059			$3,523,804
Class A	16,762	34,476		162,253	28,925
Class C	46,572	—		41,078	—

	Year ended March 31, 2026			Year ended March 31, 2025
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Institutional Class[1]	2,989	11,991		4,462	112,179
Class R6	711	2,027		—	23,894
Nomura Global Bond Fund			$669,060			$129,102
Class A	70,826	742		8,696	4,272
Class C	742	—		5,318	—
Institutional Class[1]	—	303		—	9,754
Class R6	—	70,599		—	—
Nomura Global Growth Fund			$371,663			$415,159
Class A	4,997	4,998		6,866	4,475
Class C	9,164	—		4,468	—
Institutional Class[1]	—	4,683		1,408	6,369
Class R6	—	—		—	127
Class Y	—	—		—	376
Nomura High Income Fund			$928,882			$5,720,992
Class A	73,098	50,283		574,939	181,699
Class C	70,797	—		221,936	—
Institutional Class[1]	13,049	97,862		20,899	761,275
Class R6	—	8,781		—	1,418
Class Y	—	—		126,422	—
Nomura International Core Equity Fund			$649,816			$967,673
Class A	8,595	13,675		14,930	9,362
Class C	21,524	—		21,278	—
Institutional Class[1]	990	13,270		5,928	32,915
Class R6	—	964		—	3,187
Class Y	—	—		6,404	—
Nomura Large Cap Growth Fund			$1,843,450			$7,740,731
Class A	23,685	13,667		168,950	47,650
Class C	20,123	—		40,670	—
Institutional Class[1]	5,574	17,110		21,346	139,392
Class R6	6,206	15,579		1,343	17,290
Class Y	—	—		—	1,045
Nomura Mid Cap Growth Fund			$1,021,142			$5,375,176
Class A	8,666	17,317		73,770	39,983
Class C	19,067	—		46,799	—
Institutional Class[1]	14,994	10,059		15,391	132,521
Class R6	2,274	10,632		60,385	4,920
Class Y	—	—		2,133	—
Nomura Mid Cap Income Opportunities Fund			$428,489			$3,089,872
Class A	3,155	18,439		72,898	43,257
Class C	17,750	—		34,873	—
Institutional Class[1]	1,157	3,107		11,424	118,843
Class R6	—	570		—	544
Class Y	111	—		43,388	—
Nomura Small Cap Growth Fund			$277,229			$1,637,758
Class A	11,942	6,303		91,328	18,515
Class C	16,117	—		62,376	—
Institutional Class[1]	—	8,620		94	37,991
Class R6	—	356		—	25,165
Class Y	—	—		2,060	—

Notes to financial statements
Ivy Funds
6. Capital Shares (continued)
	Year ended March 31, 2026			Year ended March 31, 2025
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Nomura Smid Cap Core Fund			$282,024			$368,109
Class A	283	16,097		11,911	5,809
Class C	4,749	—		13,633	—
Institutional Class[1]	10,858	243		622	12,262
Class R6	—	—		—	2,229
Nomura Systematic Emerging Markets Equity Fund			$319,624			$1,012,462
Class A	4,080	9,327		18,444	9,788
Class C	7,029	—		8,876	—
Institutional Class[1]	5,616	5,380		17,640	30,913
Class R6	—	599		—	10,203
Class Y	—	—		8,530	—
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
7. Reorganizations
The following reorganizations occurred in a prior reporting period, as noted on the "Statements of changes in net assets." On January 16, 2024, the Board and the applicable corresponding board of trustees approved the reorganizations of the following acquired funds with and into the following acquiring funds (each a "Reorganization" and together the "Reorganizations"):
Acquired Fund(s)	Acquiring Fund
Delaware Ivy High Yield Fund (Acquired Fund I), a series of the Trust Delaware High-Yield Opportunities Fund (Acquired Fund II), a series of Delaware Group Income Funds	Macquarie High Income Fund (now known as Nomura High Income Fund) (Acquiring Fund I), a series of the Trust
Delaware Ivy Total Return Bond Fund (Acquired Fund III), a series of the Trust	Macquarie Global Bond Fund (now known as Nomura Global Bond Fund) (Acquiring Fund II), a series of the Trust
Delaware International Equity Fund (Acquired Fund IV), a series of Delaware Group Global & International Funds Delaware International Equity Fund II (Acquired Fund V), a series of the Trust	Macquarie International Core Equity (now known as Nomura International Core Equity Fund) Fund (Acquiring Fund III), a series of the Trust
Delaware Global Equity Fund (Acquired Fund VI), a series of Delaware Global Equity Funds IV Delaware Global Equity Fund II (Acquired Fund XI), a series of the Trust	Macquarie Global Growth Fund (now known as Nomura Global Growth Fund) (Acquiring Fund IV), a series of the Trust

Acquired Fund(s)	Acquiring Fund
Delaware Ivy Accumulative Fund (Acquired Fund VII), a series of the Trust Delaware Select Growth Fund (Acquired Fund VIII), a series of Voyageur Mutual Funds III	Macquarie Large Cap Growth Fund (now known as Nomura Large Cap Growth Fund) (Acquiring Fund V), a series of the Trust
Delaware Mid Cap Growth Equity Fund (Acquired Fund IX), a series of Delaware Group Equity Funds IV	Macquarie Mid Cap Growth Fund (now known as Nomura Mid Cap Growth Fund) (Acquiring Fund VI), a series of the Trust
Delaware Small Cap Growth Fund (Acquired Fund X), a series of Delaware Group Equity Funds IV	Macquarie Small Cap Growth Fund (now known as Nomura Small Cap Growth Fund) (Acquiring Fund VII), a series of the Trust
In approving the Reorganizations, the Board and the applicable corresponding board of trustees considered various factors, including that the applicable Acquiring Fund and the applicable Acquired Fund shared substantially similar or identical investment objectives, similar principal investment strategies and principal risks, and materially similar or identical fundamental investment restrictions and that the applicable Acquiring Fund's overall total expense ratio was equal to or lower than the corresponding Acquired Fund's total expense ratio following the applicable Reorganization taking into account applicable expense limitation arrangements.
The applicable Acquired Fund shareholders approved each Reorganization on the following dates:
Acquired Fund	Shareholder Approval Date
Acquired Fund II Acquired Fund IV Acquired Fund V Acquired Fund VI	March 25, 2024
Acquired Fund VII Acquired Fund VIII	April 30, 2024
Acquired Fund IX Acquired Fund X	May 6, 2024
Acquired Fund XI	June 6, 2024
No shareholder approval was required for the Acquired Fund I Reorganization and Acquired Fund III Reorganization.
Pursuant to an Agreement and Plan of Reorganization (the Plan): (i) all of the property, and assets of each Acquired Fund were acquired by the applicable Acquiring Fund and (ii) the applicable trust, on behalf of the applicable Acquiring Fund, assumed the liabilities of the applicable Acquired Fund, in exchange for shares of the applicable Acquiring Fund. In accordance with the Plan, each Acquired Fund liquidated and dissolved following the applicable Reorganization. The Reorganizations were accomplished by a tax-free exchange of shares on the following dates:
Acquired Fund	Reorganization Date
Acquired Fund I Acquired Fund II Acquired Fund III	April 26, 2024
Acquired Fund IV Acquired Fund V Acquired Fund VI	May 3, 2024

Notes to financial statements
Ivy Funds
7. Reorganizations (continued)
Acquired Fund VII Acquired Fund VIII Acquired Fund IX Acquired Fund X	June 7, 2024
Acquired Fund XI	July 26, 2024
For financial reporting purposes, assets received and shares issued by each Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the applicable Acquired Funds was carried forward to align ongoing reporting of the applicable Acquiring Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The share transactions associated with the Acquired Fund I, the Acquired Fund II and the Acquiring Fund I Reorganization were as follows:
	Acquired Fund I Net Assets	Acquired Fund I Shares Outstanding	Shares Converted to Acquiring Fund I	Acquiring Fund I Net Assets	Conversion Ratio
Class A	$6,548,465	776,805	1,091,411	$1,081,506,264	1.4050
Class C	—	—	—	106,974,966	—
Class I	19,011,243	2,255,189	3,168,541	992,606,874	1.4050
Class R	—	—	—	32,247,080	—
Class R6	15,945	1,878	2,657	52,045,106	1.4148
Class Y	—	—	—	54,109,954	—
	Acquired Fund II Net Assets	Acquired Fund II Shares Outstanding	Shares Converted to Acquiring Fund I	Acquiring Fund I Net Assets	Conversion Ratio
Class A	$298,958,478	88,188,342	49,826,459	$1,081,506,264	0.5650
Class C	2,359,840	696,118	393,307	106,974,966	0.5650
Class I/Institutional Class*	73,953,134	21,879,625	12,325,522	992,606,874	0.5633
Class R	2,183,570	642,227	363,928	32,247,080	0.5667
Class R6	52,229,524	15,452,522	8,704,921	52,045,106	0.5633
Class Y	—	—	—	54,109,954	—
* Acquired Fund II Institutional Class shares are named Class I for the Acquiring Fund I.
The net assets of the Acquired Fund I and Acquired Fund II before the Acquired Fund I and Acquired Fund II Reorganization were $25,666,340 and $430,065,117, respectively. The Acquired Fund I and Acquired Fund II net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Acquired Fund I and Acquired Fund II Reorganization. The net assets of the Acquiring Fund I immediately following the Acquired Fund I and Acquired Fund II Reorganization were $2,774,750,443.

The share transactions associated with the Acquired Fund III and the Acquiring Fund II Reorganization were as follows:
	Acquired Fund III Net Assets	Acquired Fund III Shares Outstanding	Shares Converted to Acquiring Fund II	Acquiring Fund II Net Assets	Conversion Ratio
Class A	$5,241,459	636,099	584,984	$93,345,887	0.9196
Class C	179,136	22,007	20,015	1,666,314	0.9095
Class I	17,233,034	2,073,771	1,925,479	210,589,902	0.9285
Class R	—	—	—	336,493	—
Class R6	40,681	4,797	4,550	163,561,879	0.9485
Class Y	—	—	—	1,968,354	—
The net assets of the Acquired Fund III before the Acquired Fund III Reorganization were $22,789,377. The Acquired Fund III net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Acquired Fund III Reorganization. The net assets of the Acquiring Fund II immediately following the Acquired Fund III Reorganization were $494,163,139.
The share transactions associated with the Acquired Fund IV, the Acquired Fund V and the Acquiring Fund III Reorganization were as follows:
	Acquired Fund IV Net Assets	Acquired Fund IV Shares Outstanding	Shares Converted to Acquiring Fund III	Acquiring Fund III Net Assets	Conversion Ratio
Class A	$135,708,949	9,728,240	6,537,040	$291,262,715	0.6720
Class C	2,389,837	172,054	132,548	17,357,490	0.7704
Class I/Institutional Class*	108,872,439	7,765,509	5,194,296	676,850,654	0.6689
Class R	904,221	64,680	43,598	39,156,771	0.6741
Class R6	2,480,656	176,559	118,014	247,563,186	0.6684
Class Y	—	—	—	38,282,983	—
	Acquired Fund V Net Assets	Acquired Fund V Shares Outstanding	Shares Converted to Acquiring Fund III	Acquiring Fund III Net Assets	Conversion Ratio
Class A	$34,447,967	2,322,857	1,659,343	$291,262,715	0.7144
Class C	295,989	22,056	16,416	17,357,490	0.7443
Class I	17,463,716	1,131,070	833,192	676,850,654	0.7366
Class R	360,018	24,642	17,359	39,156,771	0.7044
Class R6	398,554	25,003	18,961	247,563,186	0.7583
Class Y	461,972	30,473	22,062	38,282,983	0.7240
* Acquired Fund IV Institutional Class shares are named Class I for the Acquiring Fund III.
The net assets of the Acquired Fund IV and Acquired Fund V before the Acquired Fund IV and Acquired Fund V Reorganization were $250,915,360 and $55,086,825, respectively. The Acquired Fund IV and Acquired Fund V net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Acquired Fund IV and Acquired Fund V Reorganization. The net assets of the Acquiring Fund III immediately following the Acquired Fund IV and Acquired Fund V Reorganization were $1,614,258,117.

Notes to financial statements
Ivy Funds
7. Reorganizations (continued)
The share transactions associated with the Acquired Fund VI and the Acquiring Fund IV Reorganization were as follows:
	Acquired Fund VI Net Assets	Acquired Fund VI Shares Outstanding	Shares Converted to Acquiring Fund IV	Acquiring Fund IV Net Assets	Conversion Ratio
Class A	$179,284,431	27,329,944	5,236,111	$337,173,127	0.1916
Class C	—	—	—	2,107,600	—
Class I/Institutional Class*	3,050,836	433,974	84,324	175,334,869	0.1943
Class R	—	—	—	758,475	—
Class R6	105,652	14,776	2,912	14,386,544	0.1971
Class Y	—	—	—	1,816,818	—
* Acquired Fund VI Institutional Class shares are named Class I for the Acquiring Fund IV.
The net assets of the Acquired Fund VI before the Acquired Fund VI Reorganization were $182,637,841. The Acquired Fund VI net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Acquired Fund VI Reorganization. The net assets of the Acquiring Fund IV immediately following the Acquired Fund VI Reorganization were $714,018,352.
The share transactions associated with the Acquired Fund VII, the Acquired Fund VIII and the Acquiring Fund V Reorganization were as follows:
	Acquired Fund VII Net Assets	Acquired Fund VII Shares Outstanding	Shares Converted to Acquiring Fund V	Acquiring Fund V Net Assets	Conversion Ratio
Class A	$496,817,294	81,445,458	14,852,535	$2,577,336,834	0.1824
Class C	1,403,074	393,018	61,918	60,906,353	0.1575
Class I	64,773,215	10,281,463	1,760,620	4,211,398,600	0.1712
Class R	—	—	—	33,923,702	—
Class R6	—	—	—	308,859,780	—
Class Y	—	—	—	34,960,874	—
	Acquired Fund VIII Net Assets	Acquired Fund VIII Shares Outstanding	Shares Converted to Acquiring Fund V	Acquiring Fund V Net Assets	Conversion Ratio
Class A	$185,019,574	6,755,005	5,531,228	$2,577,336,834	0.8188
Class C	2,758,443	254,704	121,732	60,906,353	0.4779
Class I/Institutional Class*	26,531,473	810,369	721,160	4,211,398,600	0.8899
Class R	777,982	32,840	25,317	33,923,702	0.7709
Class R6	—	—	—	308,859,780	—
Class Y	—	—	—	34,960,874	—
* Acquired Fund VIII Institutional Class shares are named Class I for the Acquiring Fund V.
The net assets of the Acquired Fund VII and Acquired Fund VIII before the Acquired Fund VII and Acquired Fund VIII Reorganizations were $563,069,889 and $215,107,483, respectively. The Acquired Fund VII and Acquired Fund VIII net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Acquired Fund VII and Acquired Fund VIII Reorganization. The net assets of the Acquiring Fund V immediately following the Acquired Fund VII and Acquired Fund VIII Reorganization were $8,005,467,198.

The share transactions associated with the Acquired Fund IX and the Acquiring Fund VI Reorganization were as follows:
	Acquired Fund IX Net Assets	Acquired Fund IX Shares Outstanding	Shares Converted to Acquiring Fund VI	Acquiring Fund VI Net Assets	Conversion Ratio
Class A	$643,330,310	40,008,104	24,121,871	$1,420,384,857	0.6029
Class C	32,772,506	1,713,147	1,737,673	62,385,230	1.0143
Class I/Institutional Class*	353,505,893	12,317,278	11,473,739	2,868,013,709	0.9315
Class R	7,649,278	590,678	305,604	50,264,343	0.5174
Class R6	36,218,815	1,252,380	1,159,373	1,185,239,557	0.9257
Class Y	—	—	—	214,893,557	—
* Acquired Fund IX Institutional Class shares are named Class I for the Acquiring Fund VI.
The net assets of the Acquired Fund IX before the Acquired Fund IX Reorganization were $1,074,266,205. The Acquired Fund IX net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Acquired Fund IX Reorganization. The net assets of the Acquiring Fund VI immediately following the Acquired Fund IX Reorganization were $6,874,658,055.
The share transactions associated with the Acquired Fund X and the Acquiring Fund VII Reorganization were as follows:
	Acquired Fund X Net Assets	Acquired Fund X Shares Outstanding	Shares Converted to Acquiring Fund VII	Acquiring Fund VII Net Assets	Conversion Ratio
Class A	$19,820,021	1,939,337	1,624,592	$585,855,428	0.8377
Class C	4,221,604	451,026	636,743	14,797,607	1.4118
Class I/Institutional Class*	64,499,652	6,154,547	3,106,920	404,141,184	0.5048
Class R	1,475,192	148,859	128,838	41,445,732	0.8655
Class R6	—	—	—	161,923,550	—
Class Y	—	—	—	31,021,579	—
* Acquired Fund X Institutional Class shares are named Class I for the Acquiring Fund VII.
The net assets of the Acquired Fund X before the Acquired Fund X Reorganization were $90,069,019. The Acquired Fund X net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Acquired Fund X Reorganization. The net assets of the Acquiring Fund VII immediately following the Acquired Fund X Reorganization were $1,329,201,549.
The share transactions associated with the Acquired Fund XI and the Acquiring Fund IV Reorganization were as follows:
	Acquired Fund XI Net Assets	Acquired Fund XI Shares Outstanding	Shares Converted to Acquiring Fund IV	Acquiring Fund IV Net Assets	Conversion Ratio
Class A	$167,347,443	18,170,189	4,667,990	$525,834,105	0.2569
Class C	1,756,259	192,784	82,030	2,039,206	0.4255
Class I	74,769,538	8,074,464	1,973,332	177,898,628	0.2444
Class R	254,446	27,687	7,348	769,281	0.2654
Class R6	1,346,433	145,090	35,423	14,928,737	0.2441
Class Y	1,189,737	129,179	32,857	1,884,175	0.2544
The net assets of the Acquired Fund XI before the Acquired Fund XI Reorganization were $246,923,040. The Acquired Fund XI net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Acquired Fund XI Reorganization. The net assets of the Acquiring Fund IV immediately following the Acquired Fund XI Reorganization were $970,017,988.

Notes to financial statements
Ivy Funds
7. Reorganizations (continued)
Assuming the Reorganizations had been completed on April 1, 2024, the Acquiring Fund's pro forma results of operations for year ended March 31, 2025 would have been as follows:
	Acquiring Fund I	Acquiring Fund II	Acquiring Fund III	Acquiring Fund IV
Net investment income (loss)	$ 171,370,304	$ 18,886,670	$ 23,215,715	$ 3,455,080
Net realized gain (loss) on investments	(114,829,838)	2,921,068	129,259,934	64,929,118
Net change in unrealized appreciation (depreciation)	10,544,909	(2,305,694)	(81,132,449)	(17,856,386)
Net increase in net assets resulting from operations	$67,085,375	$19,502,044	$71,343,200	$50,527,812
	Acquiring Fund V	Acquiring Fund VI	Acquiring Fund VII
Net investment income (loss)	$ (11,414,350)	$ (27,148,156)	$ (10,220,129)
Net realized gain (loss) on investments	568,582,796	770,290,790	133,771,838
Net change in unrealized appreciation (depreciation)	(111,271,771)	(1,527,577,513)	(214,934,225)
Net increase in net assets resulting from operations	$445,896,675	$(784,434,879)	$(91,382,516)
8. Line of Credit
Each Fund, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
Each Fund had no amounts outstanding as of March 31, 2026, or at any time during the year then ended.
9. Interfund Lending Program
Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 9) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2026.
10. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Forward Foreign Currency Exchange Contracts  —  Each Fund may enter into forward foreign currency exchange contracts as a way of managing foreign exchange rate risk. Each Fund may enter into these contracts to fix the US dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is delivered and paid for. Each Fund may also enter into these contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies. In addition, each Fund may enter into these contracts to facilitate or expedite the settlement of portfolio transactions. The change in value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities, but does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, each Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund’s maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. The risk is generally mitigated by having a netting arrangement between each Fund and the counterparty and by the posting of collateral by the counterparty to the Funds to cover each Fund’s exposure to the counterparty. Open forward foreign currency exchange contracts, if any, are disclosed on the “Schedules of investments.” At March 31, 2026, Nomura Global Bond Fund received $5,059,345 in cash as collateral for open forward foreign currency exchange contracts, which is included in “Cash collateral due to brokers” on the “Statements of assets and liabilities.”
During the year ended March 31, 2026, Nomura Global Bond Fund used forward foreign currency exchange contracts to hedge the US dollar value of securities it already owns that are denominated in foreign currencies to decrease exposure to foreign currencies and to gain exposure to currency.
Futures Contracts — A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures contracts in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At March 31, 2026, Nomura Global Bond Fund posted $2,335,072 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Schedules of investments.”
During the year ended March 31, 2026, Nomura Global Bond Fund invested in futures contracts to hedge the Fund’s existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts — Each Fund may enter into options contracts in the normal course of pursuing its investment objective. Each Fund may buy or write options contracts for any number of reasons, including without limitation: to manage each Fund’s exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting each Fund’s overall exposure to certain markets; to protect the value of portfolio securities; and as a cash management tool. Each Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When each Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When each Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by each Fund on the expiration date as realized gains. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether each Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by each Fund. Each Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, each Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. Open option contracts, if any, are disclosed on the “Schedules of investments.”
During the year ended March 31, 2026, Nomura Global Bond Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions.

Notes to financial statements
Ivy Funds
10. Derivatives (continued)
Swap Contracts — Each Fund may enter into CDS and IRS contracts in the normal course of pursuing its investment objective. Each Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap contracts are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended March 31, 2026, Nomura Global Bond Fund entered into CDS contracts as a purchaser and seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty.
CDS contracts may involve greater risks than if Nomura Global Bond Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended March 31, 2026, Nomura Global Bond Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Interest Rate Swaps. An IRS contract is an exchange of interest rates between counterparties. In one instance, an IRS involves payments received by Nomura Global Bond Fund from another party based on a variable or floating interest rate, in return for making payments based on a fixed interest rate. An IRS can also work in reverse with the Fund receiving payments based on a fixed interest rate and making payments based on a variable or floating interest rate. IRS may be used to adjust the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation (depreciation) on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the IRS contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty.
During the year ended March 31, 2026, Nomura Global Bond Fund used IRS contracts to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates.

Fair values of derivative instruments as of March 31, 2026 were as follows:
	Nomura Global Bond Fund
	Asset Derivatives Fair Value
Statements of assets and liabilities location	Currency Contracts	Interest Rate Contracts	Total
Unrealized appreciation on forward foreign currency exchange contracts	$4,022,520	$—	$4,022,520
Variation margin due to broker on futures contracts*	—	3,422,206	3,422,206
Total	$4,022,520	$3,422,206	$7,444,726
	Nomura Global Bond Fund
	Liability Derivatives Fair Value
Statements of assets and liabilities location	Currency Contracts	Interest Rate Contracts	Total
Unrealized depreciation on forward foreign currency exchange contracts	$(54,555)	$—	$(54,555)
Variation margin due to broker on futures contracts*	—	(3,241,780)	(3,241,780)
Total	$(54,555)	$(3,241,780)	$(3,296,335)
*Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared IRS contracts from the date the contracts were opened through March 31, 2026. Only current day variation margin is reported on the Fund's “Statements of assets and liabilities.”
The effect of derivative instruments on the “Statements of operations” for the year ended March 31, 2026 was as follows:
	Nomura Global Bond Fund
	Net Realized Gain (Loss) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$(17,057,917)	$(672,314)	$(192,396)	$72,986	$—	$(17,849,641)
Interest rate contracts	—	(2,291,947)	(444,601)	288,357	3,244,722	796,531
Credit contracts	—	66,453	—	—	104	66,557
Total	$(17,057,917)	$(2,897,808)	$(636,997)	$361,343	$3,244,826	$(16,986,553)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Forward Foreign Currency Exchange Contracts	Futures Contracts	Options Purchased	Options Written	Swap Contracts	Total
Currency contracts	$10,404,570	$—	$—	$—	$—	$10,404,570
Interest rate contracts	—	87,027	157,882	(83,619)	(2,078,074)	(1,916,784)
Credit contracts	—	—	—	—	289,955	289,955
Total	$10,404,570	$87,027	$157,882	$(83,619)	$(1,788,119)	$8,777,741

Notes to financial statements
Ivy Funds
10. Derivatives (continued)
The tables below summarize the average daily balance of derivative holdings by certain Fund during the year ended March 31, 2026:
	Long Derivative Volume
	Nomura Global Bond Fund
Forward foreign currency exchange contracts (average contract amount)		$214,447,828
Futures contracts (average notional amount)		254,067,166
Options contracts (average value)*		50,450
CDS contracts (average notional amount)**		4,097,365
Interest rate swap contracts (average notional amount)	CAD	9,523,810
Interest rate swap contracts (average notional amount)	EUR	1,238,810
Interest rate swap contracts (average notional amount)	GBP	51,042,460
Interest rate swap contracts (average notional amount)	JPY	146,825,397
Interest rate swap contracts (average notional amount)	NOK	79,750,000
Interest rate swap contracts (average notional amount)	NZD	10,476,190
Interest rate swap contracts (average notional amount)	SEK	72,285,714
Interest rate swap contracts (average notional amount)		18,201,825
Short Derivative Volume
Nomura Global Bond Fund
Forward foreign currency exchange contracts (average contract amount)	$18,286,079
Futures contracts (average notional amount)	222,358,364
Options contracts (average value)*	20,944
CDS contracts (average notional amount)**	2,675,714
* Long represents purchased options and short represents written options.
** Long represents buying protection and short represents selling protection.
11. Offsetting
Certain Funds entered into an International Swaps and Derivatives Association, Inc. Master Agreement (ISDA Master Agreement) or a similar agreement with certain of its derivative contract counterparties in order to better define its contractual rights and to secure rights that will help certain Funds mitigate its counterparty risk. An ISDA Master Agreement is a bilateral agreement between certain Funds and a counterparty that governs over-the-counter derivatives and forward foreign exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, certain Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out), including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency, or other events.
For financial reporting purposes, certain Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements on the “Statements of assets and liabilities.”

At March 31, 2026, certain Funds had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities

Nomura Global Bond Fund
Counterparty	Gross Value of Derivative Asset	Gross Value of Derivative Liability	Net Position
Citigroup	$876,956	$—	$876,956
JPMorgan Chase Bank	—	(39,271)	(39,271)
TD Bank	3,145,564	(15,284)	3,130,280
Total	$4,022,520	$(54,555)	$3,967,965
Counterparty	Net Position	Fair Value of Non-Cash Collateral Received	Cash Collateral Received(a)	Fair Value of Non-Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure(b)
Citigroup	$876,956	$—	$(876,956)	$—	$—	$—
JPMorgan Chase Bank	(39,271)	—	—	—	—	(39,271)
TD Bank	3,130,280	—	(3,130,280)	—	—	—
Total	$3,967,965	—	$(4,007,236)	—	—	$(39,271)
(a) The value of the related collateral exceeded the value of the derivatives as of March 31, 2026, as applicable.
(b) Net exposure represents the receivable (payable) that would be due from (to) the counterparty in the event of default.
12. Securities Lending
Each Fund, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable,

Notes to financial statements
Ivy Funds
12. Securities Lending (continued)
on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.
Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.
During the year ended March 31, 2026, each Fund had no securities out on loan.
13. Credit and Market Risks
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or armed conflict in a geographic region has the potential to adversely impact the Funds' investments. Such conflicts and other corresponding events could result in increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors or in markets for certain securities and commodities. Such conflicts also may result in a negative impact on the Funds' investments, even beyond any direct investment exposure a Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Fund invests will cause the NAV of each Fund to fluctuate.
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds. In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
Certain Funds invest a portion of their assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor's Financial Services LLC and Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
Certain Funds invest in fixed income securities whose value is derived from an underlying pool of mortgages or consumer loans. The value of these securities is sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are CMOs. CMOs are debt securities issued by US government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories.
Certain Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause a Fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a Fund could sustain a loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a Fund’s investments in CMOs, real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause a Fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.
Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.
As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds' rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds.

Notes to financial statements
Ivy Funds
13. Credit and Market Risks (continued)
Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2026. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Fund may not realize the intended benefits. Derivatives contracts are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the “Schedules of investments.”
At times, certain Funds may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Individual sectors may be more volatile, and may perform differently, than the broader market. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.
14. Contractual Obligations
Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund’s existing contracts and expects the risk of loss to be remote.
15. In-Kind Redemptions
During the year ended March 31, 2026, Nomura Core Equity Fund satisfied withdrawal requests with transfers of securities of $143,610,343, resulting in net realized gains of $77,814,381, and cash of $247.
16. Subsequent Events
Effective April 30, 2026, Nomura Corporate Research and Asset Management Inc. became a sub-advisor of Nomura High Income Fund.

Management has determined that no other material events or transactions occurred subsequent to March 31, 2026, that would require recognition or disclosure in the Funds’ financial statements.

Report of independent registered public accounting firm
To the Board of Trustees of Ivy Funds and Shareholders of each of the eleven funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (eleven of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2026, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2026, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Nomura Core Equity Fund(1) Nomura Large Cap Growth Fund(1) Nomura Mid Cap Growth Fund(1) Nomura Mid Cap Income Opportunities Fund(1) Nomura Small Cap Growth Fund(1) Nomura Smid Cap Core Fund(1)	Nomura Global Bond Fund(1) Nomura High Income Fund(1)* Nomura Global Growth Fund(1) Nomura International Core Equity Fund(1) Nomura Systematic Emerging Markets Equity Fund(1)**
* The financial statements for Nomura High Income Fund and its subsidiary are presented on a consolidated basis as of and for the year ended March 31, 2026 and for Nomura High Income Fund on a stand-alone basis for prior periods.
** The financial statements for Nomura Systematic Emerging Markets Equity Fund are presented on a stand-alone basis as of and for the year ended March 31, 2026 and for Nomura Systematic Emerging Markets Equity Fund and its subsidiary on a consolidated basis for prior periods.
(1) Statement of operations for the year ended March 31, 2026, statement of changes in net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the five years in the period ended March 31, 2026.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, transfer agents, portfolio companies, agent banks and brokers; when replies were not received from agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 29, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.

Other Fund information (Unaudited)
Ivy Funds
Tax Information
The information set forth below is for the Funds' fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of the Funds. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended March 31, 2026, each Fund reports distributions paid during the year as follows:
	(A) Ordinary Income Distributions* (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Nomura Core Equity Fund	1.87%	98.13%	100.00%	100.00%
Nomura Global Bond Fund	100.00%	—	100.00%	0.09%
Nomura Global Growth Fund	4.79%	95.21%	100.00%	100.00%
Nomura High Income Fund	100.00%	—	100.00%	—
Nomura International Core Equity Fund	11.06%	88.94%	100.00%	0.41%
Nomura Large Cap Growth Fund	—	100.00%	100.00%	—
Nomura Mid Cap Growth Fund	—	100.00%	100.00%	—
Nomura Mid Cap Income Opportunities Fund	18.71%	81.29%	100.00%	85.99%
Nomura Small Cap Growth Fund	—	100.00%	100.00%	—
Nomura Smid Cap Core Fund	17.81%	82.19%	100.00%	100.00%
Nomura Systematic Emerging Markets Equity Fund	24.68%	75.32%	100.00%	—

(A) and (B) are based on a percentage of each Fund’s total distributions.
(C) is based on each Fund's ordinary income distributions.
1 Qualified dividends represent dividends which qualify for corporate dividends received deduction.
*For the fiscal year ended March 31, 2026, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are reported in the following table. Complete information will be computed and reported in conjunction with your 2026 Form 1099-DIV.
Percentage
Nomura Core Equity Fund	100.00%
Nomura Global Bond Fund	0.09%
Nomura Global Growth Fund	100.00%
Nomura High Income Fund	—
Nomura International Core Equity Fund	100.00%
Nomura Large Cap Growth Fund	—
Nomura Mid Cap Growth Fund	—
Nomura Mid Cap Income Opportunities Fund	92.98%
Nomura Small Cap Growth Fund	—
Nomura Smid Cap Core Fund	100.00%
Nomura Systematic Emerging Markets Equity Fund	81.68%
For the fiscal year ended March 31, 2026, certain distributions paid by the Funds, determined to be Qualified Interest Income or Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004; the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer

Other Fund information (Unaudited)
Ivy Funds
Tax Information (continued)
Relief Act of 2012. For the fiscal year ended March 31, 2026, certain Funds have reported maximum Qualified Interest Income and Qualified Short-Term Capital Gains distributions as follows:
	Qualified Interest Income	Qualified Short-Term Capital Gains
Nomura Global Bond Fund	$7,975,466	$—
Nomura Global Growth Fund	—	193,004
Nomura International Core Equity Fund	—	3,865,932
Nomura Mid Cap Growth Fund	—	52,583,227
Nomura Smid Cap Core Fund	—	464,968
Nomura Systematic Emerging Markets Equity Fund	—	1,431,928
Certain Funds intend to pass through foreign tax credits. The gross foreign source income earned during the fiscal year ended March 31, 2026 is as follows:
	Foreign Tax Credits	Gross Foreign Source Income Earned
Nomura International Core Equity Fund	$5,001,906	$24,557,806
Nomura Systematic Emerging Markets Equity Fund	4,820,480	23,572,188
The percentage of the ordinary dividends reported is treated as a Section 163(j) interest dividend and thus is eligible to be treated as interest income for purposes of Section 163(j) and the regulations thereunder is as follows:
Percentage
Nomura Global Bond Fund	97.90%
Nomura High Income Fund	100.00%
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Change in Independent Registered Public Accounting Firm
At a meeting held on May 20, 2026, the Board of Trustees (Board), upon recommendation of the Audit Committee, approved the dismissal of PricewaterhouseCoopers LLP (PwC) upon completion of services currently being performed by PwC related to the audits of the Nomura Core Equity Fund (formerly, Macquarie Core Equity Fund), Nomura Global Bond Fund (formerly, Macquarie Global Bond Fund), Nomura Global Growth Fund (formerly, Macquarie Global Growth Fund), Nomura High Income Fund (formerly, Macquarie High Income Fund), Nomura International Core Equity Fund (formerly, Macquarie International Core Equity Fund), Nomura Large Cap Growth Fund (formerly, Macquarie Large Cap Growth Fund), Nomura Mid Cap Growth Fund (formerly, Macquarie Mid Cap Growth Fund), Nomura Mid Cap Income Opportunities Fund (formerly, Macquarie Mid Cap Income Opportunities Fund), Nomura Small Cap Growth Fund (formerly, Macquarie Small Cap Growth Fund), Nomura Smid Cap Core Fund (formerly, Macquarie Smid Cap Core Fund), and Nomura Systematic Emerging Markets Equity Fund (formerly, Macquarie Systematic Emerging Markets Equity Fund), (the "Funds")’s March 31, 2026 financial statements, and approved the appointment of Ernst & Young LLP (E&Y) to serve as the independent registered public accounting firm for the Funds, beginning with the fiscal year ending  March 31, 2027.
PwC’s reports on the financial statements for the fiscal years ended March 31, 2025 and March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
In addition, during the fiscal years ended March 31, 2025 and March 31, 2026 and during the subsequent interim period through May 29, 2026, (i) there were no disagreements between the Funds and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the fiscal years ended March 31, 2025 and March 31, 2026 and during the subsequent interim period through May 29, 2026, neither the Board nor anyone on its behalf has consulted with E&Y at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

The Funds have provided PwC with a copy of this Form N-CSR and requested that PwC furnish the Funds with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated June 8, 2026, is attached as Exhibit 99 to this N-CSR.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Considerations in Approving the Proposed New Investment Advisory Agreements at a Meeting Held on June 18, 2025
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:

Other Fund information (Unaudited)
Ivy Funds
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements at a Meeting Held on June 18, 2025
(continued)
• They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
• No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
• Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
• Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement (“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would not be any “unfair burden”  imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the  existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that

Other Fund information (Unaudited)
Ivy Funds
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements at a Meeting Held on June 18, 2025
(continued)
meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
Nomura Funds
P.O. Box 534437
Pittsburgh, PA 15253-4437
Overnight courier service
Nomura Funds
Attention: 534437
1350 Penn Avenue, Suite 102
Pittsburgh, PA 15222
Nomura Asset Management • 610 Market Street • Philadelphia, PA 19106-2354
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.
(5422381)
ANN-IVYFUNDS-0526
This page is not part of the financial statements and other information.

Alternative / specialty funds
Nomura Climate Solutions Fund
(formerly, Macquarie Climate Solutions Fund)
Nomura Natural Resources Fund
(formerly, Macquarie Natural Resources Fund)
Nomura Real Estate Securities Fund
(formerly, Macquarie Real Estate Securities Fund)
Nomura Science and Technology Fund
(formerly, Macquarie Science and Technology Fund)
Multi-asset funds
Nomura Asset Strategy Fund
(formerly, Macquarie Asset Strategy Fund)
Nomura Balanced Fund
(formerly, Macquarie Balanced Fund)
Financial statements and other information
For the year ended March 31, 2026

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Funds. This report is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective prospectus.
Form N-PORT and proxy voting information
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-PORT. Each Fund’s Form N-PORT, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities, are available without charge (i) upon request, by calling 800 523-1918; and (ii) on the SEC’s website at sec.gov. In addition, a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities and the Schedule of Investments included in the Funds’ most recent Form N-PORT are available without charge on the Funds’ website at nomuraassetmanagement.com/literature.
Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available without charge (i) through the Funds’ website at nomuraassetmanagement.com/proxy; and (ii) on the SEC’s website at sec.gov.

Consolidated schedules of investments
Nomura Asset Strategy Fund
March 31, 2026
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.22%
Fannie Mae REMICs
Series 2015-18 NS 2.344% (6.01% minus SOFR, Cap 6.12%) 4/25/45 Σ, =, •	2,789,475	$ 283,618
Series 2015-37 SB 1.844% (5.51% minus SOFR, Cap 5.62%) 6/25/45 Σ, =, •	5,663,635	462,854
Series 2016-48 US 2.324% (5.99% minus SOFR, Cap 6.10%) 8/25/46 Σ, =, •	5,441,255	323,462
Series 2017-33 AI 4.50% 5/25/47 Σ, =	2,151,916	253,081
Series 2019-13 IP 5.00% 3/25/49 Σ, =	1,784,557	376,074

Freddie Mac REMICs Series 4740 SB 2.363% (6.04% minus SOFR, Cap 6.15%) 11/15/47 Σ, =, •	2,808,093	312,262
GNMA Series 2021-162 IN 3.00% 9/20/51 Σ, =	12,587,411	1,803,848
Total Agency Collateralized Mortgage Obligations (cost $5,360,027)		3,815,199

Agency Commercial Mortgage-Backed Securities — 0.05%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K144 A2 2.45% 4/25/32 ♦	700,000	629,790
Series K150 A2 3.71% 9/25/32 ♦, •	180,000	172,842
Series K753 A2 4.40% 10/25/30 ♦	120,000	120,587
Total Agency Commercial Mortgage-Backed Securities (cost $926,649)		923,219

Agency Mortgage-Backed Securities — 4.35%
Fannie Mae S.F. 15 yr
2.00% 7/1/36	1,949,726	1,794,965
2.00% 8/1/36	1,053,211	969,950
2.50% 6/1/37	851,173	804,695
3.00% 11/1/33	214,815	208,532
3.00% 9/1/37	269,615	258,057
Fannie Mae S.F. 30 yr
2.00% 6/1/50	85,683	69,855
2.00% 2/1/51	5,852,106	4,724,044
2.00% 4/1/51	7,175,210	5,829,949
2.00% 9/1/51	1,171,736	950,212
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.50% 3/1/51	1,693,692	$ 1,439,813
2.50% 11/1/51	84,345	72,390
2.50% 3/1/52	4,031,927	3,412,006
2.50% 4/1/52	102,329	87,218
3.00% 7/1/52	3,351,359	2,949,903
3.00% 8/1/52	1,986,520	1,746,783
3.50% 5/1/52	1,348,314	1,237,562
3.50% 9/1/52	2,098,560	1,951,410
4.00% 1/1/55	1,737,273	1,640,025
4.00% 1/1/56	935,480	883,109
5.00% 2/1/53	732,298	725,775
5.00% 8/1/53	258,763	256,099
5.00% 3/1/56	2,594,240	2,559,614
5.50% 9/1/54	1,636,033	1,644,703
5.50% 9/1/55	2,182,525	2,193,523
6.00% 8/1/54	647,157	660,240
6.00% 9/1/55	3,148,369	3,209,344
6.50% 3/1/55	1,363,015	1,409,135
6.50% 9/1/55	797,829	825,136
7.00% 8/1/55	404,833	425,371

Freddie Mac S.F. 15 yr 2.00% 8/1/36	870,466	801,304
Freddie Mac S.F. 30 yr
2.00% 3/1/52	2,422,404	1,962,247
2.50% 11/1/50	49,245	42,234
2.50% 1/1/52	2,449,625	2,089,111
2.50% 5/1/52	3,724,727	3,150,865
3.00% 12/1/46	788,463	710,354
3.50% 4/1/52	420,485	387,745
4.00% 9/1/52	520,958	492,143
4.50% 10/1/52	2,491,820	2,415,213
5.00% 9/1/52	1,043,304	1,041,542
5.00% 1/1/55	990,324	977,412
GNMA II S.F. 30 yr
2.00% 10/20/50	3,549,550	2,935,633
2.50% 7/20/51	3,027,683	2,606,375
3.00% 4/20/52	2,272,678	2,030,407
3.50% 9/20/55	2,273,494	2,086,158
4.00% 4/20/55	872,218	817,645
4.50% 8/20/55	1,382,322	1,336,328
5.00% 9/20/52	402,969	401,265
5.00% 12/20/54	723,654	717,597
5.50% 5/20/53	569,072	577,430
5.50% 2/20/54	208,359	211,356
5.50% 2/20/55	1,283,467	1,293,365
6.00% 3/20/55	848,745	864,216
6.50% 4/20/55	340,760	354,125
Total Agency Mortgage-Backed Securities (cost $75,417,833)		75,241,488

    1

Consolidated schedules of investments
Nomura Asset Strategy Fund
	Principal amount°	Value (US $)

Collateralized Loan Obligations — 0.13%
AIMCO CLO 17 Series 2022-17A CR 144A 5.569% (TSFR03M + 1.90%, Floor 1.90%) 7/20/37 #, •	650,000	$ 648,781
Barings CLO Series 2018-2A CR 144A 5.772% (TSFR03M + 2.10%, Floor 1.95%) 7/15/36 #, •	600,000	599,666
Magnetite LI Series 2025-51A A1 144A 5.092% (TSFR03M + 1.20%, Floor 1.20%) 10/25/38 #, •	450,000	448,865
OHA Credit Funding Series 2022-11A CR 144A 5.568% (TSFR03M + 1.90%, Floor 1.90%) 7/19/37 #, •	600,000	598,521
Total Collateralized Loan Obligations (cost $2,300,000)		2,295,833

Convertible Bond — 0.13%
New Cotai PIK 5.00% exercise price $0.40, maturity date 2/2/27 =, >>, π	2,368,126	2,149,756
Total Convertible Bond (cost $2,353,184)		2,149,756

Corporate Bonds — 13.97%
Banking — 2.08%
Akbank TAS 144A 7.95% 2/19/31 #, μ, ψ	520,000	496,119
Banco Santander
4.551% 11/6/30	200,000	197,221
5.365% 7/15/28 μ	800,000	808,770

Bancolombia 8.625% 12/24/34 μ	690,000	724,221
Bank of America
4.456% 2/6/32 μ	775,000	765,465
5.518% 10/25/35 μ	618,000	618,203
5.819% 9/15/29 μ	220,000	226,978
5.872% 9/15/34 μ	185,000	193,783
6.204% 11/10/28 μ	470,000	482,968
6.25% 7/26/30 μ, ψ	625,000	629,124
6.625% 5/1/30 μ, ψ	255,000	261,606

Bank of Montreal 4.439% 1/14/32 μ	265,000	261,011
Banque Federative du Credit Mutuel 144A 4.541% 1/15/31 #	335,000	330,516
Barclays 5.207% 2/24/37 μ	525,000	508,300
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)
BPCE
144A 5.417% 1/13/37 #, μ	490,000	$ 477,940
144A 6.347% 1/13/47 #, μ	250,000	239,431
Citigroup
3.07% 2/24/28 μ	711,000	702,521
4.503% 9/11/31 μ	555,000	548,823
6.02% 1/24/36 μ	320,000	326,863
6.625% 2/15/31 μ, ψ	1,150,000	1,151,645
6.75% 2/15/30 μ, ψ	295,000	295,026
6.875% 8/15/30 μ, ψ	130,000	131,002
7.00% 8/15/34 μ, ψ	285,000	293,482
Deutsche Bank
4.95% 8/4/31 μ	494,000	492,278
5.297% 5/9/31 μ	325,000	328,445
6.819% 11/20/29 μ	490,000	514,574
7.146% 7/13/27 μ	355,000	357,416
Goldman Sachs Group
1.542% 9/10/27 μ	2,520,000	2,487,525
4.369% 10/21/31 μ	565,000	554,110
5.049% 7/23/30 μ	1,160,000	1,174,160
5.065% 1/21/37 μ	635,000	621,058
5.218% 4/23/31 μ	500,000	508,551
5.387% 2/2/41 μ	560,000	541,249
6.484% 10/24/29 μ	555,000	580,693
HSBC Holdings
6.75% 3/24/31 μ, ψ	200,000	197,920
7.00% 9/24/35 μ, ψ	200,000	198,120
Huntington Bancshares
4.623% 1/28/32 μ	615,000	606,212
5.605% 1/28/41 μ	245,000	239,212
JPMorgan Chase & Co.
5.103% 4/22/31 μ	420,000	427,705
5.14% 1/24/31 μ	116,000	118,149
5.193% 2/5/37 μ	1,240,000	1,218,969
5.571% 4/22/28 μ	250,000	253,101
5.572% 4/22/36 μ	242,000	249,472
6.254% 10/23/34 μ	776,000	834,618
Morgan Stanley
2.484% 9/16/36 μ	575,000	494,941
4.493% 1/16/32 μ	340,000	334,382
5.164% 4/20/29 μ	780,000	789,108
5.831% 4/19/35 μ	593,000	615,843
5.90% 3/13/47 μ	300,000	298,781
6.296% 10/18/28 μ	575,000	590,199
6.407% 11/1/29 μ	530,000	553,240

NatWest Markets 144A 5.022% 3/21/30 #	1,005,000	1,016,718

2

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Banking (continued)

Nordea Bank 144A 6.75% 11/10/33 #, μ, ψ	1,870,000	$ 1,865,569
Northern Trust 5.117% 11/19/40 μ	645,000	628,293
PNC Financial Services Group
4.899% 5/13/31 μ	210,000	211,337
5.423% 1/25/41 μ	180,000	176,415
5.575% 1/29/36 μ	525,000	536,161
5.676% 1/22/35 μ	235,000	241,823
6.875% 10/20/34 μ	445,000	491,769

Royal Bank of Canada 6.50% 11/24/85 μ	415,000	401,303
Societe Generale 144A 5.439% 10/3/36 #, μ	250,000	244,740
UBS Group
144A 5.01% 3/23/37 #, μ	295,000	285,396
144A 6.85% 9/10/29 #, μ, ψ	615,000	609,849
144A 7.00% 2/10/30 #, μ, ψ	485,000	480,719
US Bancorp
4.653% 2/1/29 μ	411,000	413,022
6.787% 10/26/27 μ	220,000	222,952

US Bank 4.73% 5/15/28 μ	375,000	376,446
Wells Fargo & Co.
4.96% 1/23/37 μ	341,000	332,310
6.491% 10/23/34 μ	529,000	572,949
		35,958,820
Basic Industry — 0.09%
Anglo American Capital 144A 5.25% 3/19/36 #	710,000	694,535
BHP Billiton Finance USA 4.75% 2/28/28	915,000	923,873
		1,618,408
Brokerage — 0.37%
Apollo Global Management 4.60% 1/15/31	265,000	262,708
Blackstone Reg Finance 5.00% 12/6/34	1,335,000	1,307,537
Brookfield Asset Management 4.653% 11/15/30	495,000	490,872
Brookfield Finance 5.33% 1/15/36	920,000	901,223
Jefferies Financial Group
2.625% 10/15/31	1,730,000	1,506,493
6.20% 4/14/34	205,000	209,174

KKR & Co. 5.10% 8/7/35	1,255,000	1,214,631
Raymond James Financial 5.65% 9/11/55	378,000	358,156
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Brokerage (continued)

TPG Operating Group II 4.875% 5/15/31	240,000	$ 235,504
		6,486,298
Capital Goods — 0.26%
Boeing
6.259% 5/1/27	420,000	427,370
6.388% 5/1/31	130,000	138,680
6.858% 5/1/54	1,005,000	1,106,983

Caterpillar Financial Services 4.15% 1/8/31	200,000	198,211
Eaton 4.80% 3/6/36	655,000	646,929
Honeywell Aerospace 144A 4.95% 3/16/36 #	450,000	446,665
Northrop Grumman
4.03% 10/15/47	855,000	673,644
5.20% 6/1/54	530,000	488,789

RTX 4.625% 11/16/48	440,000	374,857
		4,502,128
Communication Services — 1.03%
Advantage Sales & Marketing 144A 9.00% 11/15/30 #	1,060,383	789,985
Arches Buyer 144A 6.125% 12/1/28 #	350,000	335,486
CCO Holdings
144A 4.50% 8/15/30 #	1,858,000	1,737,413
144A 7.00% 2/1/33 #	523,000	524,961

Comcast 6.05% 5/15/55	285,000	282,256
Connect Finco 144A 9.00% 9/15/29 #	1,340,000	1,409,399
Gray Media 144A 7.25% 8/15/33 #	379,000	382,197
Iliad Holding 144A 8.50% 4/15/31 #	725,000	759,186
Lindblad Expeditions 144A 7.00% 9/15/30 #	395,000	403,530
McGraw-Hill Education 144A 8.00% 8/1/29 #	670,000	669,482
Midcontinent Communications 144A 8.00% 8/15/32 #	1,535,000	1,431,594
Nexstar Media 144A 6.50% 9/15/33 #	449,000	452,693
OAK-Eagle Acquireco 144A 7.25% 7/1/33 #	454,585	471,289
Rogers Communications 7.125% 4/15/55 μ	530,000	542,682
Sable International Finance 144A 7.125% 10/15/32 #	1,752,000	1,732,314
Sirius XM Radio 144A 4.125% 7/1/30 #	2,055,000	1,925,498
Stagwell Global 144A 5.625% 8/15/29 #	360,000	343,047
    3

Consolidated schedules of investments
Nomura Asset Strategy Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Communication Services (continued)

Uniti Services 144A 7.50% 10/15/33 #	800,000	$ 832,293
Univision Communications 144A 7.375% 6/30/30 #	1,600,000	1,568,952
Versant Media Group 144A 7.25% 1/30/31 #	153,000	156,706
Vmed O2 UK Financing I 144A 4.75% 7/15/31 #	600,000	516,859
VZ Secured Financing 144A 5.00% 1/15/32 #	635,000	544,939
		17,812,761
Communications — 0.66%
AT&T
5.55% 11/1/45	285,000	270,001
5.70% 11/1/54	385,000	360,760
6.00% 4/30/56	340,000	332,887
6.30% 1/15/38	270,000	287,578

IHS Holding 144A 8.25% 11/29/31 #	725,000	744,399
Orange
144A 4.25% 1/13/31 #	330,000	323,820
144A 4.75% 1/13/33 #	275,000	272,025
144A 5.00% 1/13/36 #	695,000	682,909

Rogers Communications 5.30% 2/15/34	1,240,000	1,235,048
SoftBank
144A 4.699% 7/9/30 #	645,000	641,456
144A 5.332% 7/9/35 #	775,000	763,435

Time Warner Cable 6.55% 5/1/37	1,705,000	1,720,304
T-Mobile USA
5.125% 5/15/32	145,000	147,131
5.875% 11/15/55	555,000	541,584
Verizon Communications
2.10% 3/22/28	705,000	677,210
4.75% 1/15/33	1,770,000	1,748,746
5.00% 1/15/36	385,000	377,171
5.875% 11/30/55	255,000	248,213
		11,374,677
Consumer Cyclical — 0.57%
Amazon.com
4.10% 11/20/30	320,000	316,382
4.875% 3/13/36	225,000	223,036
5.80% 3/13/56	240,000	239,977
Ford Motor Credit
5.869% 10/31/35	200,000	192,110
6.532% 3/19/32	435,000	446,621
General Motors Financial
2.35% 2/26/27	660,000	647,521
5.60% 6/18/31	498,000	509,846
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Cyclical (continued)
General Motors Financial
5.625% 4/4/32	195,000	$ 199,606

Gildan Activewear 144A 4.70% 10/7/30 #	1,350,000	1,336,232
GLP Capital 5.625% 3/1/36	570,000	554,908
Hyundai Capital America 144A 4.50% 9/18/30 #	1,155,000	1,136,200
Lowe's 4.25% 3/15/31	355,000	348,580
Marriott International
4.50% 5/1/33	125,000	120,828
5.10% 5/1/38	540,000	513,600
Royal Caribbean Cruises
4.75% 5/15/33	360,000	347,705
144A 6.00% 2/1/33 #	1,095,000	1,106,210
VICI Properties
4.95% 2/15/30	1,370,000	1,368,333
5.625% 4/1/35	180,000	179,243
		9,786,938
Consumer Discretionary — 0.92%
American Axle & Manufacturing 144A 6.375% 10/15/32 #	560,000	554,707
Bath & Body Works 6.875% 11/1/35	2,795,000	2,752,577
Caesars Entertainment
144A 6.00% 10/15/32 #	1,225,000	1,128,505
144A 6.50% 2/15/32 #	385,000	380,826

Carnival 144A 5.875% 6/15/31 #	958,000	970,378
Clarios Global 144A 6.75% 9/15/32 #	1,205,000	1,215,399
Cyprium 144A 6.125% 4/15/31 #	672,000	664,149
Garrett Motion Holdings 144A 7.75% 5/31/32 #	1,205,000	1,248,482
Life Time 144A 6.00% 11/15/31 #	1,746,000	1,760,768
Light & Wonder International 144A 7.25% 11/15/29 #	1,610,000	1,641,999
Michaels
144A 8.50% 3/15/33 #	805,000	784,512
144A 11.00% 3/15/34 #	209,000	194,858

Six Flags Entertainment 144A 8.625% 1/15/32 #	140,000	140,322
Staples 144A 10.75% 9/1/29 #	730,000	675,680
Victra Holdings 144A 8.75% 9/15/29 #	1,754,000	1,821,832
		15,934,994

4

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Consumer Non-Cyclical — 0.80%
Abbott Laboratories
4.30% 3/15/33	305,000	$ 298,579
4.65% 3/15/36	620,000	606,511
AbbVie
4.125% 3/15/31	425,000	418,926
4.75% 3/15/36	295,000	289,543

Amgen 4.85% 2/19/36	650,000	638,893
Bunge Limited Finance
2.75% 5/14/31	5,000	4,554
4.20% 9/17/29	935,000	926,353

Cargill 144A 4.125% 10/23/30 #	305,000	300,673
CVS Health
5.00% 9/15/32	375,000	375,453
5.05% 3/25/48	345,000	296,206
5.45% 9/15/35	385,000	386,636
Eli Lilly & Co.
4.55% 10/15/32	158,000	158,119
4.90% 10/15/35	285,000	284,970
5.55% 10/15/55	465,000	459,348
5.60% 2/12/65	490,000	479,922

Hasbro 4.65% 3/12/31	120,000	118,545
HCA 5.45% 9/15/34	1,255,000	1,267,166
JBS
3.625% 1/15/32	2,000,000	1,854,960
144A 5.625% 3/10/37 #	305,000	306,145
6.25% 3/1/56	610,000	598,746
Merck & Co.
3.85% 3/15/29	220,000	218,447
4.15% 3/15/31	385,000	380,824
4.45% 12/4/32	152,000	151,012
Novartis Capital
4.40% 3/18/31	240,000	240,001
4.60% 3/18/33	230,000	229,090
4.90% 3/18/36	415,000	414,169
5.70% 3/18/56	55,000	55,432
Pfizer
4.20% 11/15/30	200,000	198,666
4.875% 11/15/35	305,000	302,069
Sysco
5.10% 9/23/30	740,000	746,081
5.40% 3/23/35	850,000	844,279
		13,850,318
Consumer Staples — 0.13%
Cerdia Finanz 144A 9.375% 10/3/31 #	1,710,000	1,702,356
William Carter 144A 7.375% 2/15/31 #	525,000	536,133
		2,238,489
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Electric — 0.29%
American Electric Power 6.05% 3/15/56 μ	255,000	$ 252,834
Black Hills 4.55% 1/31/31	285,000	282,085
Constellation Energy Generation 5.875% 1/15/66	215,000	206,567
Dominion Energy
6.20% 2/15/56 μ	250,000	247,893
Series A 6.875% 2/1/55 μ	835,000	859,950
NRG Energy
144A 4.734% 10/15/30 #	460,000	455,987
144A 5.407% 10/15/35 #	365,000	358,262

Oglethorpe Power 4.50% 4/1/47	1,360,000	1,116,346
San Diego Gas & Electric 5.20% 3/15/36	125,000	124,724
Union Electric
4.80% 3/15/36	135,000	131,864
5.55% 3/15/56	195,000	188,332
Vistra Operations
144A 4.70% 1/31/31 #	525,000	516,844
144A 5.35% 1/31/36 #	340,000	332,814
		5,074,502
Energy — 1.27%
Archrock Partners 144A 6.625% 9/1/32 #	770,000	785,569
Bristow Group 144A 6.75% 2/1/33 #	333,000	336,814
Cheniere Energy 144A 5.20% 7/30/36 #	200,000	198,035
Diamondback Energy 5.55% 4/1/35	709,000	723,811
Enbridge
4.90% 6/20/30	230,000	232,497
5.25% 4/5/27	445,000	448,843
5.55% 6/20/35	360,000	368,165
5.75% 7/15/80 μ	735,000	734,049
Energy Transfer
5.75% 2/15/33	1,315,000	1,368,117
6.30% 1/15/56	175,000	172,483
6.50% 2/15/56 μ	645,000	637,656

Enterprise Products Operating 3.30% 2/15/53	1,425,000	942,528
Galaxy Pipeline Assets Bidco 144A 2.16% 3/31/34 #	709,360	667,475
Genesis Energy 6.75% 3/15/34	501,000	498,976
Greensaif Pipelines Bidco 144A 6.51% 2/23/42 #	675,000	699,793
Hilcorp Energy I 144A 6.00% 2/1/31 #	2,515,000	2,446,156
    5

Consolidated schedules of investments
Nomura Asset Strategy Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Energy (continued)

Matador Resources 144A 6.25% 4/15/33 #	795,000	$ 796,252
Murphy Oil 6.00% 10/1/32	820,000	815,031
Nabors Industries 144A 7.625% 11/15/32 #	799,000	818,406
ONEOK 5.70% 11/1/54	820,000	748,758
Ovintiv 6.625% 8/15/37	590,000	629,204
SM Energy
144A 6.625% 4/15/34 #	332,000	331,328
144A 8.625% 11/1/30 #	770,000	812,874

Targa Resources Partners 5.00% 1/15/28	1,500,000	1,499,784
Transocean International 144A 7.875% 10/15/32 #	733,000	783,716
USA Compression Partners 144A 7.125% 3/15/29 #	765,000	783,181
Valero Energy 5.15% 3/10/36	1,425,000	1,405,265
Woodside Finance 5.70% 5/19/32	1,225,000	1,270,611
		21,955,377
Financials — 1.39%
AerCap Ireland Capital DAC 4.75% 1/15/33	650,000	632,007
Aldar Properties PJSC 144A 5.875% 4/14/56 #, μ	510,000	469,215
Amynta Agency Borrower and Amynta Warranty Borrower 144A 7.50% 7/15/33 #	775,000	735,795
Apollo Debt Solutions 6.70% 7/29/31	1,265,000	1,280,513
Ares Capital 5.10% 1/15/31	655,000	630,180
Aviation Capital Group 144A 4.875% 1/28/33 #	270,000	260,883
Avolon Holdings Funding 144A 4.85% 4/1/33 #	290,000	277,953
Azorra Finance 144A 7.75% 4/15/30 #	1,751,000	1,804,959
Banco Santander 8.00% 2/1/34 μ, ψ	1,600,000	1,687,933
Bank of Montreal 7.70% 5/26/84 μ	1,510,000	1,551,759
Barclays 7.625% 3/15/35 μ, ψ	1,640,000	1,656,655
Blackstone Private Credit Fund
5.05% 9/10/30	285,000	268,871
5.35% 3/12/31	190,000	180,603
5.60% 11/22/29	725,000	705,606

Block 144A 6.00% 8/15/33 #	800,000	787,611
Blue Owl Credit Income
5.80% 3/15/30	726,000	700,410
6.60% 9/15/29	310,000	308,975

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Financials (continued)

CrossCountry Intermediate HoldCo 144A 6.50% 10/1/30 #	1,196,000	$ 1,141,449
Goldman Sachs Group 5.561% 11/19/45 μ	215,000	206,998
Howden UK Refinance 144A 8.125% 2/15/32 #	350,000	328,253
HUB International 144A 7.375% 1/31/32 #	1,600,000	1,632,941
Jefferies Finance 144A 6.625% 10/15/31 #	1,160,000	1,107,027
Jones Deslauriers Insurance Management 144A 8.50% 3/15/30 #	1,500,000	1,525,917
KeyBank National Association 5.00% 1/26/33	710,000	700,147
OneMain Finance 6.75% 9/15/33	1,150,000	1,104,118
PennyMac Financial Services 144A 6.75% 2/15/34 #	800,000	749,499
SMBC Aviation Capital Finance DAC 144A 5.25% 11/26/35 #	510,000	498,269
Starwood Property Trust 144A 6.50% 7/1/30 #	770,000	786,808
Takeoff Merger Sub
144A 4.85% 3/24/31 #	195,000	192,637
144A 5.50% 3/24/36 #	95,000	93,632
		24,007,623
Healthcare — 0.41%
Acadia Healthcare 144A 7.375% 3/15/33 #	1,022,000	1,047,626
CHS 144A 5.25% 5/15/30 #	1,918,000	1,808,909
GENMAB 144A 6.25% 12/15/32 #	775,000	795,117
Global Medical Response 144A 7.375% 10/1/32 #	1,579,000	1,641,047
Molina Healthcare 144A 6.50% 2/15/31 #	550,000	541,395
Tenet Healthcare 144A 5.50% 11/15/32 #	1,340,000	1,328,565
		7,162,659
Industrials — 0.77%
Albion Financing 1 144A 7.00% 5/21/30 #	800,000	818,222
AMN Healthcare 144A 6.50% 1/15/31 #	799,000	783,597
Arcosa 144A 6.875% 8/15/32 #	754,000	773,161
Bombardier 144A 8.75% 11/15/30 #	1,495,000	1,591,864

6

	Principal amount°	Value (US $)

Corporate Bonds (continued)
Industrials (continued)
CACI International 144A 6.375% 6/15/33 #	773,000	$ 787,390
Carpenter Technology 144A 5.625% 3/1/34 #	738,000	732,125
Enpro 144A 6.125% 6/1/33 #	783,000	793,935
Goat Holdco 144A 6.75% 2/1/32 #	792,000	797,539
Herc Holdings 144A 6.00% 3/15/34 #	779,000	753,904
Lsf12 Helix Parent 144A 7.125% 2/1/33 #	477,000	460,260
Manitowoc 144A 9.25% 10/1/31 #	733,000	766,372
Moog 144A 5.50% 10/15/34 #	664,000	667,746
Synergy Infrastructure Holdings 144A 7.875% 12/1/30 #	312,000	318,809
Terex 144A 6.25% 10/15/32 #	1,539,000	1,550,455
TransDigm
144A 6.125% 7/31/34 #	332,000	326,951
144A 6.625% 3/1/32 #	800,000	816,896

United Airlines Holdings 5.375% 3/1/31	166,000	162,774
WESCO Distribution 144A 5.25% 4/15/31 #	416,000	414,557
		13,316,557
Information Technology — 0.23%
Black Pearl Compute 144A 6.125% 2/15/31 #	332,000	338,324
Capstone Borrower 144A 8.00% 6/15/30 #	378,000	361,527
Cipher Compute 144A 7.125% 11/15/30 #	234,000	242,723
Cloud Software Group 144A 6.50% 3/31/29 #	1,003,000	979,485
ION Platform Finance US 144A 7.875% 9/30/32 #	800,000	620,221
Seagate Data Storage Technology 144A 5.75% 12/1/34 #	815,000	813,981
Workday
3.50% 4/1/27	55,000	54,531
3.70% 4/1/29	110,000	107,167
3.80% 4/1/32	110,000	102,154

WULF Compute 144A 7.75% 10/15/30 #	302,000	319,309
		3,939,422
Insurance — 0.38%
Athene Holding 6.875% 6/28/55 μ	340,000	318,056
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Insurance (continued)
Fortitude Global Funding 144A 4.625% 10/6/28 #	1,025,000	$ 1,015,027
Henneman Trust 144A 6.58% 5/15/55 #	610,000	613,494
Metropolitan Life Global Funding I 144A 4.90% 1/9/30 #	1,820,000	1,836,630
Pine Street Trust III 144A 6.223% 5/15/54 #	1,565,000	1,564,266
Prudential Financial 5.20% 3/14/35	1,225,000	1,235,074
		6,582,547
Materials — 1.11%
Amsted Industries 144A 6.375% 3/15/33 #	769,000	773,449
Ardagh Metal Packaging Finance USA 144A 6.25% 1/30/31 #	525,000	520,914
Arsenal AIC Parent 144A 8.00% 10/1/30 #	1,661,000	1,731,455
Celanese US Holdings 7.375% 2/15/34	779,000	798,778
Chemours 144A 7.875% 3/15/34 #	340,000	340,238
Cleveland-Cliffs 144A 7.00% 3/15/32 #	1,747,000	1,692,498
Clydesdale Acquisition Holdings 144A 8.75% 4/15/30 #	1,104,000	1,031,085
Commercial Metals 144A 6.00% 12/15/35 #	1,141,000	1,126,025
Constellium 144A 6.375% 8/15/32 #	1,215,000	1,229,094
Magnera 144A 7.25% 11/15/31 #	1,390,000	1,288,120
Mauser Packaging Solutions Holding
144A 7.875% 4/15/30 #	395,000	395,282
144A 9.25% 4/15/30 #	1,302,000	1,210,831

NOVA Chemicals 144A 8.50% 11/15/28 #	3,195,000	3,324,611
Olympus Water US Holding 144A 7.25% 2/15/33 #	825,000	787,864
Sealed Air 144A 7.25% 2/15/31 #	760,000	797,430
Trivium Packaging Finance
144A 8.25% 7/15/30 #	458,000	479,550
144A 12.25% 1/15/31 #	355,000	384,639

White Cap Supply Holdings 144A 7.375% 11/15/30 #	1,377,000	1,336,720
		19,248,583
    7

Consolidated schedules of investments
Nomura Asset Strategy Fund
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Real Estate — 0.12%
Forestar Group 144A 6.50% 3/15/33 #	540,000	$ 534,344
Millrose Properties 144A 6.375% 8/1/30 #	795,000	795,289
RHP Hotel Properties 144A 6.50% 6/15/33 #	775,000	789,714
		2,119,347
Real Estate Investment Trusts — 0.08%
Extra Space Storage 5.40% 2/1/34	725,000	731,251
Simon Property Group 2.65% 2/1/32	630,000	562,185
		1,293,436
Technology — 0.48%
Accenture Capital 4.05% 10/4/29	950,000	943,882
Broadcom
4.20% 10/15/30	180,000	177,969
4.90% 7/15/32	240,000	242,186
5.05% 7/12/29	670,000	683,971

CDW 3.276% 12/1/28	1,035,000	994,855
Entegris 144A 4.75% 4/15/29 #	385,000	380,840
Foundry JV Holdco
144A 6.10% 1/25/36 #	725,000	747,649
144A 6.15% 1/25/32 #	285,000	297,748
Leidos
5.00% 3/15/36	1,470,000	1,421,755
5.40% 3/15/32	260,000	265,415
Oracle
4.70% 9/27/34	420,000	383,490
5.70% 2/4/36	495,000	476,151
5.875% 9/26/45	580,000	500,762
6.70% 2/4/56	255,000	236,851

Salesforce 4.90% 9/15/31	550,000	549,351
		8,302,875
Transportation — 0.09%
Canadian Pacific Railway 5.50% 3/15/56	240,000	229,910
FedEx 3.25% 5/15/41	375,000	282,814
Fedex Freight Holding
144A 4.95% 3/15/33 #	525,000	512,224
144A 5.25% 3/15/36 #	620,000	600,076
		1,625,024
Utilities — 0.44%
NRG Energy 144A 6.00% 1/15/36 #	827,000	819,972
Venture Global LNG 144A 8.375% 6/1/31 #	3,265,000	3,397,217
	Principal amount°	Value (US $)

Corporate Bonds (continued)
Utilities (continued)
Venture Global Plaquemines LNG 144A 6.125% 12/15/30 #	780,000	$ 802,602
Vistra 144A 8.00% 10/15/26 #, μ, ψ	2,600,000	2,629,159
		7,648,950
Total Corporate Bonds (cost $243,035,518)		241,840,733

Government Agency Obligations — 0.29%
AL Jawaher Assets 144A 4.662% 10/29/30 #	945,000	919,451
Chile Electricity Lux MPC II 144A 5.58% 10/20/35 #	708,691	712,796
Comision Federal de Electricidad
144A 6.045% 1/28/34 #	760,000	737,466
144A 6.50% 1/28/51 #	255,000	246,075

Dhafrah Pv2 Energy 144A 5.794% 6/30/53 #	645,000	627,082
Freeport Indonesia 144A 5.315% 4/14/32 #	725,000	721,632
Petroleos Mexicanos 6.70% 2/16/32	1,130,000	1,106,847
Total Government Agency Obligations (cost $5,155,467)		5,071,349

Municipal Bonds — 0.09%
Texas Water Development Board Revenue
(Master Trust) 4.75% 10/15/55	825,000	817,385
Wisconsin Public Finance Authority Senior Lien Toll Revenue
(Georgia SR 400 Express Lanes Project) 6.50% 12/31/65 (AMT)	650,000	709,787
Total Municipal Bonds (cost $1,491,732)		1,527,172

Non-Agency Asset-Backed Securities — 0.05%
Ford Credit Auto Owner Trust Series 2024-B A3 5.10% 4/15/29	482,169	485,914
Santander Drive Auto Receivables Trust Series 2025-1 D 5.43% 3/17/31	300,000	303,215
Total Non-Agency Asset-Backed Securities (cost $782,152)		789,129

8

	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations — 0.46%
Connecticut Avenue Securities Trust
Series 2023-R06 1M2 144A 6.362% (SOFR + 2.70%) 7/25/43 #, •	2,700,000	$ 2,758,996
Series 2023-R08 1M1 144A 5.162% (SOFR + 1.50%) 10/25/43 #, •	404,710	404,835
Series 2025-R03 2M1 144A 5.262% (SOFR + 1.60%) 3/25/45 #, •	172,622	173,036
Series 2025-R04 1M2 144A 5.162% (SOFR + 1.50%) 5/25/45 #, •	795,000	797,492
Series 2025-R05 2M2 144A 5.262% (SOFR + 1.60%) 7/25/45 #, •	350,000	351,081
Series 2026-R01 2M2 144A 5.012% (SOFR + 1.35%) 1/25/46 #, •	810,000	809,977
Series 2026-R02 1M2 144A 5.162% (SOFR + 1.50%) 2/25/46 #, •	440,000	441,924
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2023-HQA3 A1 144A 5.512% (SOFR + 1.85%) 11/25/43 #, •	427,469	430,452
Series 2025-DNA2 M2 144A 5.162% (SOFR + 1.50%) 5/25/45 #, •	280,000	280,176
Series 2025-DNA3 M2 144A 5.162% (SOFR + 1.50%) 9/25/45 #, •	350,000	350,804
Series 2026-DNA2 B1 144A 5.772% (SOFR + 2.10%) 3/25/46 #, •	790,000	788,519

Structured Agency Credit Risk Series 2026-DNA1 M2 144A 4.962% (SOFR + 1.30%) 2/25/46 #, •	330,000	330,364
Total Non-Agency Collateralized Mortgage Obligations (cost $7,945,903)		7,917,656

Non-Agency Commercial Mortgage-Backed Securities — 1.33%
1301 Trust Series 2025-1301 A 144A 5.059% 8/11/42 #, •	2,385,000	2,390,658
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
BANK Series 2020-BN26 A4 2.403% 3/15/63	1,000,000	$ 914,331
BBCMS Mortgage Trust Series 2020-C7 A5 2.037% 4/15/53	1,250,000	1,124,365
Benchmark Mortgage Trust
Series 2020-B18 A5 1.925% 7/15/53	1,415,000	1,253,678
Series 2020-B20 A5 2.034% 10/15/53	2,000,000	1,766,210
Series 2021-B24 A5 2.584% 3/15/54	2,250,000	2,016,986
Series 2022-B32 B 3.202% 1/15/55 •	800,000	668,390
Series 2022-B36 A5 4.47% 7/15/55 •	1,200,000	1,161,225

BFLD Commercial Mortgage Trust Series 2025-660F A 144A 5.173% (TSFR01M + 1.50%, Floor 1.50%) 11/15/42 #, •	785,000	784,021
Citigroup Commercial Mortgage Trust Series 2020-555 A 144A 2.647% 12/10/41 #	2,000,000	1,810,667
FREMF Mortgage Trust Series 2019-K101 B 144A 3.528% 10/25/52 #, •	2,250,000	2,149,116
Grace Trust Series 2020-GRCE A 144A 2.347% 12/10/40 #	225,000	201,013
Hudson Yards Mortgage Trust Series 2025-SPRL A 144A 5.467% 1/13/40 #, •	3,335,000	3,412,597
LBTY Commercial Mortgage Trust Series 2026-225L A 144A 4.593% 2/10/43 #, •	1,100,000	1,085,661
LEX Trust Series 2026-450 A 144A 5.023% (TSFR01M + 1.35%, Floor 1.35%) 3/15/43 #, •	1,275,000	1,269,422
MAD Commercial Mortgage Trust Series 2025-11MD A 144A 4.437% 10/15/42 #, •	1,000,000	995,444
Total Non-Agency Commercial Mortgage-Backed Securities (cost $22,873,830)		23,003,784

    9

Consolidated schedules of investments
Nomura Asset Strategy Fund
	Principal amount°	Value (US $)

Loan Agreements — 0.33%
Healthcare — 0.11%
Heartland Dental 7.418% (SOFR01M + 3.75%) 8/25/32 •	1,985,000	$ 1,981,842
		1,981,842
Industrials — 0.22%
White Cap Supply Holdings Tranche C 6.918% (SOFR01M + 3.25%) 10/19/29 •	3,937,193	3,793,485
		3,793,485
Total Loan Agreements (cost $5,787,592)		5,775,327

Sovereign Bonds — 0.08%Δ
Ecuador — 0.04%
Ecuador Government International Bonds
144A 8.75% 1/29/34 #	200,000	196,500
144A 9.25% 1/29/39 #	430,000	422,475
		618,975
Paraguay — 0.04%
Paraguay Government International Bond 144A 2.739% 1/29/33 #	760,000	669,370
		669,370
Total Sovereign Bonds (cost $1,278,070)		1,288,345

US Treasury Obligations — 0.36%
US Treasury Notes
3.75% 1/31/31	25,000	24,789
3.875% 8/31/32	290,000	286,403
3.875% 8/15/34	245,000	238,803
4.125% 2/15/36	5,835,000	5,744,284
Total US Treasury Obligations (cost $6,399,034)		6,294,279
	Number of shares
Common Stocks — 58.62%♣
Communication Services — 5.30%
Alphabet Class A	84,328	24,249,360
Bharti Airtel	799,745	15,197,869
Meta Platforms Class A	24,486	14,009,175
Netflix †	203,993	19,613,927
Spotify Technology †	38,672	18,752,439
		91,822,770
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Consumer Discretionary — 5.80%
Amazon.com †	108,479	$ 22,592,921
Amer Sports †	564,823	18,593,973
Ferrari	40,028	13,581,659
Hilton Worldwide Holdings	62,081	18,877,591
Home Depot	48,436	15,930,116
Sea ADR †	119,583	9,902,668
Studio City International Holdings ADR †	345,208	838,856
		100,317,784
Consumer Staples — 4.01%
Alimentation Couche-Tard	365,890	20,739,290
BJ's Wholesale Club Holdings †	197,145	19,403,011
Casey's General Stores	25,951	18,888,695
Orkla	821,703	10,340,831
		69,371,827
Energy — 1.37%
ConocoPhillips	82,077	10,834,164
SLB	251,474	12,923,249
		23,757,413
Financials — 9.10%
Aon Class A	52,279	16,874,616
Banco Bilbao Vizcaya Argentaria	994,139	21,472,974
Barclays	2,443,587	12,788,474
Capital One Financial	74,333	13,560,569
ING Groep	765,428	19,867,970
Intercontinental Exchange	106,365	16,729,087
Mastercard Class A	37,045	18,509,905
MNSN Holdings =, †	345	20,930
Morgan Stanley	125,690	20,684,803
New Cotai =, †, π	1,819,823	0
PNC Financial Services Group	82,099	17,083,981
		157,593,309
Healthcare — 6.02%
AbbVie	49,677	10,804,251
Ascendis Pharma ADR †	81,446	18,629,144
Eli Lilly & Co.	19,802	18,213,285
EssilorLuxottica	40,008	9,322,868
Fresenius & Co.	245,322	12,731,172
Hoya	96,400	16,711,946
Rede D'Or Sao Luiz 144A #	2,373,919	17,836,989
		104,249,655
Industrials — 8.38%
Airbus	87,930	16,625,186
BAE Systems	698,758	20,486,541
Carrier Global	251,033	14,135,668

10

	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
Howmet Aerospace	95,102	$ 21,917,207
Ingersoll Rand	164,932	13,214,352
Saia †	51,645	18,141,856
Schneider Electric	53,230	14,498,873
SMC	35,100	13,804,771
Sunbelt Rentals Holdings	192,742	12,295,273
		145,119,727
Information Technology — 15.65%
Apple	135,594	34,412,401
Broadcom	54,377	16,830,225
KLA	15,973	23,518,805
Microsoft	103,554	38,332,584
NVIDIA	347,936	60,680,109
Salesforce	66,403	12,395,448
SAP	70,223	11,971,803
Seagate Technology Holdings	25,798	10,106,625
SK Hynix	20,433	11,592,972
Taiwan Semiconductor Manufacturing	883,550	51,099,694
		270,940,666
Materials — 1.88%
Cemex ADR	955,172	10,927,167
Sherwin-Williams	45,796	14,679,908
Vulcan Materials	25,233	6,870,946
		32,478,021
Utilities — 1.11%
NTPC	4,867,275	19,170,196
		19,170,196
Total Common Stocks (cost $692,843,107)		1,014,821,368

Preferred Stock — 0.01%♣
Financials — 0.01%
SVB Financial Trust 11/7/32 †	393	185,693
Total Preferred Stock (cost $176,276)		185,693

Exchange-Traded Funds — 10.10%
iShares Core MSCI EAFE ETF	382,249	34,605,002
iShares Core MSCI Emerging Markets ETF	313,543	21,869,624
Vanguard S&P 500 ETF	198,133	118,394,374
Total Exchange-Traded Funds (cost $177,720,073)		174,869,000

	Principal amount°	Value (US $)
Limited Liability Corporation — 0.04%
Media Group Holdings Series H <<, =, †, ∞	640,301	$ 755,235
Total Limited Liability Corporation (cost $442,631,494)		755,235
	Troy Ounces
Bullion — 7.90%
Gold ∞	29,199	136,777,049
Total Bullion (cost $34,141,850)		136,777,049
	Number of shares
Short-Term Investments — 0.48%
Money Market Mutual Funds — 0.48%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	2,075,000	2,075,000
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	2,075,000	2,075,000
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	2,075,000	2,075,000
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	2,075,000	2,075,000
Total Short-Term Investments (cost $8,300,000)		8,300,000

Total Value of Securities—98.99% (cost $1,736,919,791)		1,713,641,614
Receivables and Other Assets Net of Liabilities—1.01%		17,456,653
Net Assets Applicable to 78,158,003 Shares Outstanding—100.00%		$1,731,098,267
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
    11

Consolidated schedules of investments
Nomura Asset Strategy Fund
Σ	Interest only security. An interest only security is the interest only portion of a fixed income security, which is separated and sold individually from the principal portion of the security.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2026, the aggregate value of Rule 144A securities was $177,906,776, which represents 10.28% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
>>	PIK. 100% of the income received was in the form of principal.
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2026, the aggregate value of restricted securities was $2,149,756, which represented 0.12% of the Fund’s net assets. See Note 13 in "Notes to financial statements" and table below for additional details on restricted securities.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2026. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
Δ	Securities have been classified by country of risk.
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
∞	Represents a position held in the Subsidiary.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
New Cotai	9/29/20	$12,323,959	$0
New Cotai PIK	2/7/22	2,353,184	2,149,756
Total		$14,677,143	$2,149,756

The following futures contracts were outstanding at March 31, 2026:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 2 yr Notes
98	$20,329,641	$20,474,741	6/30/26	$—	$(145,100)	$7,656
US Treasury 5 yr Notes
31	3,353,570	3,396,261	6/30/26	—	(42,691)	4,360
US Treasury Long Bonds
280	31,885,000	32,755,660	6/18/26	—	(870,660)	105,000
		56,626,662		—	(1,058,451)	117,016
12

Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Short Contracts:
US Treasury 10 yr Notes
(19)	$(2,109,891)	$(2,144,726)	6/18/26	$34,835	$—	$(4,453)
US Treasury 10 yr Ultra Notes
(390)	(44,271,096)	(44,987,504)	6/18/26	716,408	—	(124,144)
US Treasury Ultra Bonds
(40)	(4,662,500)	(4,793,643)	6/18/26	131,143	—	(8,750)
		(51,925,873)		882,386	—	(137,347)
Total Futures Contracts		$4,700,789		$882,386	$(1,058,451)	$(20,331)
The use of futures contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the variation margin is reflected in the Fund’s net assets.
[1]	See Note 11 in “Notes to financial statements.”
Summary of abbreviations:
ADR – American Depositary Receipt
AMT – Subject to Alternative Minimum Tax
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
EAFE – Europe, Australasia, and Far East
ETF – Exchange-Traded Fund
FREMF – Freddie Mac Multifamily
GNMA – Government National Mortgage Association
LNG – Liquefied Natural Gas
MSCI – Morgan Stanley Capital International
PIK – Payment-in-kind
PJSC – Private Joint Stock Company
REMIC – Real Estate Mortgage Investment Conduit
S&P – Standard & Poor’s Financial Services LLC
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month
TAS – Turk Anonim Sirketi
TSFR01M – 1 Month Term Secured Overnight Financing Rate
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
yr – Year
See accompanying notes, which are an integral part of the financial statements.

    13

Consolidated schedules of investments
Nomura Balanced Fund
March 31, 2026
	Principal amount°	Value (US $)
Agency Collateralized Mortgage Obligations — 0.34%
Fannie Mae REMICs
Series 2016-36 VB 3.50% 6/25/29	1,325,573	$ 1,321,921
Series 2016-71 NB 3.00% 10/25/46	3,494,790	3,263,315

Freddie Mac REMICs Series 4616 HW 3.00% 6/15/45	1,772,746	1,703,037
Total Agency Collateralized Mortgage Obligations (cost $6,770,645)		6,288,273

Agency Commercial Mortgage-Backed Securities — 0.22%
Freddie Mac Multifamily Structured Pass Through Certificates
Series K144 A2 2.45% 4/25/32 ♦	2,525,000	2,271,741
Series K150 A2 3.71% 9/25/32 ♦, •	1,110,000	1,065,862
Series K753 A2 4.40% 10/25/30 ♦	650,000	653,177
Series X3FX A2FX 3.00% 6/25/27 ♦	98,787	97,858
Total Agency Commercial Mortgage-Backed Securities (cost $4,098,170)		4,088,638

Agency Mortgage-Backed Securities — 8.02%
Fannie Mae 2.50% 11/1/27	887	876
Fannie Mae S.F. 15 yr
2.00% 8/1/36	2,048,182	1,886,264
2.50% 7/1/36	242,293	229,114
2.50% 8/1/36	1,855,595	1,754,672
3.00% 11/1/33	506,584	491,768
3.00% 9/1/37	1,117,533	1,069,626
Fannie Mae S.F. 30 yr
2.00% 6/1/50	848,622	691,854
2.00% 11/1/50	210,473	172,905
2.00% 12/1/50	59,084	48,525
2.00% 1/1/51	57,733	47,605
2.00% 2/1/51	154,182	126,841
2.00% 3/1/51	1,993,944	1,621,037
2.00% 4/1/51	25,409,877	20,645,848
2.00% 7/1/51	1,338,075	1,087,830
2.00% 8/1/51	80,267	65,810
2.00% 9/1/51	1,900,517	1,541,213
2.00% 1/1/52	199,877	164,260
2.50% 8/1/50	1,727,398	1,484,838
2.50% 3/1/51	636,944	541,468
2.50% 6/1/51	210,142	181,083
	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
Fannie Mae S.F. 30 yr
2.50% 8/1/51	387,602	$ 332,890
2.50% 11/1/51	515,910	442,786
2.50% 12/1/51	106,435	89,991
2.50% 1/1/52	142,735	120,791
2.50% 2/1/52	1,892,417	1,612,563
2.50% 3/1/52	2,656,976	2,248,458
2.50% 4/1/52	1,714,397	1,461,229
3.00% 9/1/42	13,489	12,360
3.00% 12/1/51	2,487,386	2,209,572
3.00% 6/1/52	1,935,756	1,721,613
3.50% 6/1/52	4,319,476	4,001,120
3.50% 9/1/52	4,875,014	4,533,181
4.00% 6/1/52	1,211,813	1,148,531
5.00% 8/1/53	853,406	850,962
5.00% 3/1/56	5,363,093	5,291,509
5.50% 9/1/55	4,159,151	4,180,111
6.00% 9/1/55	7,830,449	7,982,103
6.50% 3/1/55	4,037,781	4,174,407
7.50% 5/1/31	42	43
Freddie Mac S.F. 15 yr
2.00% 8/1/36	4,087,154	3,762,417
2.00% 1/1/37	270,949	249,962
Freddie Mac S.F. 30 yr
2.50% 7/1/50	237,513	203,411
2.50% 11/1/50	299,899	257,200
2.50% 10/1/51	381,188	327,153
2.50% 12/1/51	1,372,437	1,181,699
2.50% 1/1/52	9,001,994	7,702,726
2.50% 5/1/52	2,147,130	1,816,326
3.00% 1/1/52	6,340,794	5,574,204
4.00% 9/1/49	826,398	791,481
4.00% 8/1/52	3,525,997	3,343,777
4.50% 9/1/52	2,597,182	2,522,189
4.50% 10/1/52	2,234,607	2,165,907
5.00% 9/1/34	2	2
5.00% 7/1/52	1,714,042	1,721,019
5.00% 9/1/52	2,537,010	2,532,724
5.50% 9/1/52	1,211,551	1,238,081
5.50% 1/1/55	2,495,325	2,507,899
GNMA I S.F. 30 yr
3.00% 3/15/45	17,681	15,883
3.00% 3/15/50	21,486	19,180
4.00% 1/15/41	3,343	3,216
4.00% 10/15/41	2,103	2,019
4.50% 6/15/40	2,409	2,387
5.00% 12/15/35	1,180	1,181
5.50% 10/15/42	97,839	101,713
GNMA II
3.25% 11/20/35	6,185	5,905
4.00% 8/20/31	3,018	2,992
    14

	Principal amount°	Value (US $)

Agency Mortgage-Backed Securities (continued)
GNMA II
4.00% 6/20/36	6,521	$ 6,312
GNMA II S.F. 30 yr
2.00% 10/20/50	5,795,516	4,793,146
2.50% 7/20/51	6,179,530	5,319,636
3.00% 4/20/52	4,261,272	3,807,014
3.50% 9/20/55	3,672,187	3,369,599
4.00% 12/20/40	3,474	3,310
4.00% 12/20/44	2,578	2,475
4.00% 4/20/55	2,959,661	2,774,481
4.50% 8/20/55	2,873,255	2,777,654
5.00% 9/20/52	1,295,208	1,289,729
5.00% 12/20/54	2,693,091	2,670,552
5.50% 2/20/54	518,458	525,916
5.50% 2/20/55	1,516,119	1,527,812
6.00% 3/20/55	2,247,943	2,288,919
6.50% 4/20/55	1,049,419	1,090,579
Total Agency Mortgage-Backed Securities (cost $148,889,690)		146,567,444

Collateralized Loan Obligations — 0.63%
AGL CLO 17 Series 2022-17A AR 144A 4.62% (TSFR03M + 0.95%, Floor 0.95%) 1/21/35 #, •	950,000	948,443
AIMCO CLO 15 Series 2021-15A D1R 144A 6.418% (TSFR03M + 2.75%, Floor 2.75%) 4/17/38 #, •	290,000	286,684
Ballyrock CLO 18 Series 2021-18A C1R 144A 6.522% (TSFR03M + 2.85%, Floor 2.85%) 4/15/38 #, •	300,000	292,571
Canyon Capital CLO Series 2019-2A AR2 144A 4.682% (TSFR03M + 1.01%, Floor 1.01%) 10/15/34 #, •	500,000	499,020
Canyon CLO Series 2020-2A AR2 144A 4.702% (TSFR03M + 1.03%, Floor 1.03%) 10/15/34 #, •	700,000	698,064
	Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)
CIFC Funding Series 2025-1A D1 144A 6.171% (TSFR03M + 2.50%, Floor 2.50%) 4/23/38 #, •	350,000	$ 342,644
Dryden 109 CLO Series 2022-109A DR 144A 6.372% (TSFR03M + 2.70%, Floor 2.70%) 4/15/38 #, •	350,000	337,759
Elmwood CLO 22 Series 2023-1A D1R 144A 6.468% (TSFR03M + 2.80%, Floor 2.80%) 4/17/38 #, •	290,000	287,613
Madison Park Funding XXVII Series 2018-27A D1R 144A 6.518% (TSFR03M + 2.85%, Floor 2.85%) 4/20/38 #, •	350,000	338,585
Magnetite LI Series 2025-51A A1 144A 5.092% (TSFR03M + 1.20%, Floor 1.20%) 10/25/38 #, •	4,750,000	4,738,016
Magnetite XlV Series 2025-45A D1 144A 6.172% (TSFR03M + 2.50%, Floor 2.50%) 4/15/38 #, •	290,000	285,770
Oaktree CLO Series 2020-1A D1RR 144A 6.272% (TSFR03M + 2.60%, Floor 2.60%) 1/15/38 #, •	300,000	291,165
OHA Credit Partners VII Series 2012-7A D1R4 144A 6.156% (TSFR03M + 2.50%, Floor 2.50%) 2/20/38 #, •	350,000	343,796
TCW CLO Series 2019-2A D1R2 144A 6.668% (TSFR03M + 3.00%, Floor 3.00%) 1/20/38 #, •	350,000	334,808
    15

Consolidated schedules of investments
Nomura Balanced Fund
	Principal amount°	Value (US $)

Collateralized Loan Obligations (continued)
Zais CLO 16 Series 2020-16A A1R2 144A 4.798% (TSFR03M + 1.13%, Floor 1.13%) 10/20/34 #, •	1,450,000	$ 1,448,440
Total Collateralized Loan Obligations (cost $11,570,000)		11,473,378

Convertible Bond — 0.02%
New Cotai PIK 5.00% exercise price $0.40, maturity date 2/2/27 =, >>, π	413,389	375,269
Total Convertible Bond (cost $410,782)		375,269

Corporate Bonds — 9.52%
Banking — 2.66%
Banco Santander 4.551% 11/6/30	400,000	394,442
Bank of America
1.734% 7/22/27 μ	2,050,000	2,032,972
4.456% 2/6/32 μ	820,000	809,912
5.518% 10/25/35 μ	1,813,000	1,813,595
5.819% 9/15/29 μ	881,000	908,945
6.204% 11/10/28 μ	2,921,000	3,001,595
6.25% 7/26/30 μ, ψ	1,495,000	1,504,864
6.625% 5/1/30 μ, ψ	438,000	449,346

Bank of Montreal 4.439% 1/14/32 μ	555,000	546,646
Barclays 7.625% 3/15/35 μ, ψ	200,000	202,031
BPCE 144A 6.347% 1/13/47 #, μ	210,000	201,122
Citibank 5.57% 4/30/34	1,195,000	1,238,619
Citigroup
4.503% 9/11/31 μ	865,000	855,373
6.02% 1/24/36 μ	549,000	560,774
6.625% 2/15/31 μ, ψ	375,000	375,536
6.75% 2/15/30 μ, ψ	451,000	451,040
7.00% 8/15/34 μ, ψ	397,000	408,816
Deutsche Bank
5.297% 5/9/31 μ	490,000	495,194
6.819% 11/20/29 μ	517,000	542,928
7.146% 7/13/27 μ	420,000	422,859
Goldman Sachs Group
4.369% 10/21/31 μ	880,000	863,039
5.049% 7/23/30 μ	2,580,000	2,611,493
5.065% 1/21/37 μ	1,405,000	1,374,153
		Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Goldman Sachs Group
5.218% 4/23/31 μ		854,000	$ 868,605
5.387% 2/2/41 μ		1,230,000	1,188,816
6.484% 10/24/29 μ		2,437,000	2,549,818
HSBC Holdings
6.75% 3/24/31 μ, ψ		395,000	390,892
7.00% 9/24/35 μ, ψ		395,000	391,287
Huntington Bancshares
4.623% 1/28/32 μ		390,000	384,427
5.605% 1/28/41 μ		535,000	522,360
JPMorgan Chase & Co.
1.47% 9/22/27 μ		2,870,000	2,830,948
4.898% 1/22/37 μ		270,000	264,299
5.103% 4/22/31 μ		728,000	741,354
5.14% 1/24/31 μ		195,000	198,612
5.193% 2/5/37 μ		1,330,000	1,307,443
5.571% 4/22/28 μ		705,000	713,744
6.254% 10/23/34 μ		1,156,000	1,243,323
Morgan Stanley
0.495% 10/26/29 μ	EUR	125,000	134,012
4.493% 1/16/32 μ		755,000	742,524
5.192% 4/17/31 μ		94,000	95,423
5.90% 3/13/47 μ		645,000	642,380
6.296% 10/18/28 μ		881,000	904,288
6.407% 11/1/29 μ		808,000	843,429
6.627% 11/1/34 μ		153,000	166,544

Nordea Bank 144A 6.75% 11/10/33 #, μ, ψ		420,000	419,005
PNC Financial Services Group
5.423% 1/25/41 μ		395,000	387,134
5.575% 1/29/36 μ		441,000	450,375
5.676% 1/22/35 μ		35,000	36,016

Popular 7.25% 3/13/28		803,000	832,432
Royal Bank of Canada 6.50% 11/24/85 μ		645,000	623,712
Societe Generale 144A 5.439% 10/3/36 #, μ		770,000	753,799
UBS Group
144A 4.844% 11/6/33 #, μ		780,000	767,479
144A 5.01% 3/23/37 #, μ		770,000	744,932
144A 7.00% 2/10/30 #, μ, ψ		875,000	867,277
US Bancorp
2.491% 11/3/36 μ		253,000	218,822
3.10% 4/27/26		1,320,000	1,318,994
6.787% 10/26/27 μ		320,000	324,293

US Bank 4.73% 5/15/28 μ		570,000	572,198

16

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Banking (continued)
Wells Fargo & Co.
4.96% 1/23/37 μ	408,000	$ 397,602
5.15% 4/23/31 μ	56,000	56,967
6.491% 10/23/34 μ	635,000	687,755
		48,648,614
Basic Industry — 0.34%
Anglo American Capital 144A 5.25% 3/19/36 #	1,640,000	1,604,278
AngloGold Ashanti Holdings 6.50% 4/15/40	20,000	21,245
Celanese US Holdings
6.50% 4/15/30	72,000	73,524
6.75% 4/15/33	606,000	622,115

Cleveland-Cliffs 144A 7.00% 3/15/32 #	1,287,000	1,246,849
Magnera 144A 7.25% 11/15/31 #	653,000	605,138
Novelis 144A 4.75% 1/30/30 #	839,000	794,334
Olin 144A 6.625% 4/1/33 #	1,358,000	1,330,128
		6,297,611
Brokerage — 0.26%
Apollo Global Management 4.60% 1/15/31	420,000	416,367
Brookfield Asset Management 4.653% 11/15/30	815,000	808,203
Brookfield Finance 5.33% 1/15/36	635,000	622,040
Jefferies Financial Group
2.625% 10/15/31	122,000	106,238
6.20% 4/14/34	455,000	464,264
6.50% 1/20/43	48,000	46,822

KKR & Co. 5.10% 8/7/35	1,796,000	1,738,228
TPG Operating Group II 4.875% 5/15/31	515,000	505,353
		4,707,515
Capital Goods — 0.57%
Boeing
6.259% 5/1/27	985,000	1,002,284
6.388% 5/1/31	205,000	218,687
6.858% 5/1/54	2,112,000	2,326,316

Caterpillar Financial Services 4.15% 1/8/31	415,000	411,287
Eaton
4.50% 3/6/33	200,000	197,316
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Capital Goods (continued)
Eaton
4.80% 3/6/36	335,000	$ 330,872
Herc Holdings
144A 7.00% 6/15/30 #	250,000	256,521
144A 7.25% 6/15/33 #	182,000	186,658

Honeywell Aerospace 144A 4.95% 3/16/36 #	965,000	957,848
Mauser Packaging Solutions Holding 144A 7.875% 4/15/30 #	834,000	834,596
Northrop Grumman
4.75% 6/1/43	190,000	171,701
5.20% 6/1/54	814,000	750,707

QXO Building Products 144A 6.75% 4/30/32 #	279,000	284,822
Resideo Funding 144A 6.50% 7/15/32 #	1,162,000	1,146,344
RTX 4.625% 11/16/48	345,000	293,922
Standard Industries
144A 3.375% 1/15/31 #	110,000	98,671
144A 4.375% 7/15/30 #	913,000	861,119
		10,329,671
Communications — 1.20%
AT&T
5.55% 11/1/45	445,000	421,580
5.70% 11/1/54	15,000	14,056
6.00% 4/30/56	1,490,000	1,458,829
6.30% 1/15/38	407,000	433,497
CCO Holdings
144A 4.25% 1/15/34 #	1,822,000	1,560,404
144A 6.375% 9/1/29 #	1,107,000	1,111,106

Charter Communications Operating 3.85% 4/1/61	115,000	67,223
Iliad Holding 144A 8.50% 4/15/31 #	785,000	822,015
Midcontinent Communications 144A 8.00% 8/15/32 #	1,255,000	1,170,457
Orange
144A 4.25% 1/13/31 #	680,000	667,265
144A 4.75% 1/13/33 #	565,000	558,888
144A 5.00% 1/13/36 #	1,095,000	1,075,950
Rogers Communications
5.30% 2/15/34	1,421,000	1,415,325
7.125% 4/15/55 μ	728,000	745,420

Sirius XM Radio 144A 4.125% 7/1/30 #	756,000	708,359
SoftBank
144A 4.699% 7/9/30 #	910,000	905,000
    17

Consolidated schedules of investments
Nomura Balanced Fund
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Communications (continued)
SoftBank
144A 5.332% 7/9/35 #	1,095,000	$ 1,078,660

Sprint Capital 6.875% 11/15/28	936,000	989,833
Time Warner Cable
6.55% 5/1/37	2,260,000	2,280,286
7.30% 7/1/38	275,000	287,954
T-Mobile USA
3.75% 4/15/27	157,000	156,058
3.875% 4/15/30	2,280,000	2,221,044
5.875% 11/15/55	375,000	365,935
Verizon Communications
4.75% 1/15/33	735,000	726,174
5.00% 1/15/36	790,000	773,936
		22,015,254
Consumer Cyclical — 0.82%
Amazon.com
4.10% 11/20/30	525,000	519,065
4.875% 3/13/36	465,000	460,942
5.80% 3/13/56	515,000	514,950

Bath & Body Works 6.875% 11/1/35	1,311,000	1,291,101
Caesars Entertainment 144A 7.00% 2/15/30 #	1,892,000	1,916,284
Carnival 144A 4.00% 8/1/28 #	502,000	490,398
Cyprium 144A 6.125% 4/15/31 #	1,354,000	1,338,182
Ford Motor Credit
6.532% 3/19/32	714,000	733,074
6.80% 5/12/28	585,000	602,749
6.95% 6/10/26	425,000	426,015
General Motors Financial
2.35% 2/26/27	825,000	809,401
5.60% 6/18/31	226,000	231,376

Gildan Activewear 144A 4.70% 10/7/30 #	1,435,000	1,420,366
Lowe's 4.25% 3/15/31	560,000	549,872
Marriott International
4.50% 5/1/33	275,000	265,822
5.10% 5/1/38	385,000	366,177

Royal Caribbean Cruises 4.75% 5/15/33	780,000	753,361
VICI Properties
4.95% 2/15/30	2,009,000	2,006,556
5.625% 4/1/35	309,000	307,701
		15,003,392
Consumer Non-Cyclical — 0.77%
Abbott Laboratories
4.30% 3/15/33	655,000	641,210
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Consumer Non-Cyclical (continued)
Abbott Laboratories
4.65% 3/15/36	1,330,000	$ 1,301,063
AbbVie
4.125% 3/15/31	915,000	901,922
4.75% 3/15/36	635,000	623,254

Amgen 4.85% 2/19/36	665,000	653,636
Bunge Limited Finance 4.20% 9/17/29	793,000	785,666
CVS Health
5.05% 3/25/48	551,000	473,071
5.45% 9/15/35	613,000	615,604
DaVita
144A 3.75% 2/15/31 #	46,000	42,206
144A 4.625% 6/1/30 #	42,000	40,408
144A 6.75% 7/15/33 #	636,000	647,523
Eli Lilly & Co.
5.55% 10/15/55	425,000	419,835
5.60% 2/12/65	675,000	661,118

Global Medical Response 144A 7.375% 10/1/32 #	815,000	847,026
Hasbro 4.65% 3/12/31	260,000	256,848
HCA
5.125% 6/15/39	20,000	18,859
5.45% 9/15/34	207,000	209,007
JBS
144A 5.625% 3/10/37 #	660,000	662,478
6.25% 3/1/56	375,000	368,082

Merck & Co. 3.85% 3/15/29	365,000	362,424
New York and Presbyterian Hospital
2.256% 8/1/40	66,000	45,464
2.606% 8/1/60	43,000	23,896
4.063% 8/1/56	3,000	2,335
Novartis Capital
4.40% 3/18/31	515,000	515,003
4.60% 3/18/33	495,000	493,042
4.90% 3/18/36	890,000	888,217
5.70% 3/18/56	365,000	367,866

NYU Langone Hospitals 3.38% 7/1/55	39,000	26,572
Pfizer
4.20% 11/15/30	335,000	332,765
4.875% 11/15/35	505,000	500,148

Sysco 5.10% 9/23/30	406,000	409,336
		14,135,884
Electric — 0.42%
American Electric Power 6.05% 3/15/56 μ	535,000	530,455
Black Hills 4.55% 1/31/31	445,000	440,448

18

	Principal amount°	Value (US $)
Corporate Bonds (continued)
Electric (continued)
Constellation Energy Generation
3.90% 1/8/28	340,000	$ 337,427
5.875% 1/15/66	445,000	427,546
Dominion Energy
6.20% 2/15/56 μ	390,000	386,714
Series A 6.875% 2/1/55 μ	620,000	638,526

DTE Energy 5.10% 3/1/29	45,000	45,764
NextEra Energy Capital Holdings
5.55% 3/15/54	56,000	52,682
6.50% 8/15/55 μ	37,000	38,196
NRG Energy
144A 4.734% 10/15/30 #	720,000	713,719
144A 5.407% 10/15/35 #	575,000	564,385
144A 6.25% 11/1/34 #	105,000	105,923

Pacific Gas & Electric 3.30% 8/1/40	5,000	3,743
San Diego Gas & Electric 5.20% 3/15/36	265,000	264,416
Union Electric
4.80% 3/15/36	295,000	288,146
5.55% 3/15/56	420,000	405,639

Vistra 144A 7.00% 12/15/26 #, μ, ψ	1,150,000	1,152,279
Vistra Operations
144A 4.70% 1/31/31 #	435,000	428,242
144A 5.35% 1/31/36 #	750,000	734,148
144A 6.00% 4/15/34 #	74,000	76,127
		7,634,525
Energy — 0.75%
Archrock Partners 144A 6.625% 9/1/32 #	105,000	107,123
Cheniere Energy 144A 5.20% 7/30/36 #	425,000	420,825
Diamondback Energy 5.55% 4/1/35	1,140,000	1,163,815
El Paso Natural Gas 8.375% 6/15/32	19,000	22,290
Enbridge
4.90% 6/20/30	369,000	373,006
5.25% 4/5/27	356,000	359,074
5.55% 6/20/35	573,000	585,995
5.70% 3/8/33	880,000	911,911
Energy Transfer
6.30% 1/15/56	1,365,000	1,345,364
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Energy (continued)
Energy Transfer
6.50% 2/15/56 μ	1,027,000	$ 1,015,306
6.75% 2/15/56 μ	1,120,000	1,118,305
Enterprise Products Operating
5.35% 1/31/33	17,000	17,543
5.55% 2/16/55	57,000	54,871
6.706% 6/1/67 •	26,000	25,780
Hilcorp Energy I
144A 6.00% 2/1/31 #	47,000	45,713
144A 6.25% 4/15/32 #	1,304,000	1,262,974

NGL Energy Operating 144A 8.375% 2/15/32 #	589,000	607,420
Tennessee Gas Pipeline 8.375% 6/15/32	19,000	22,315
USA Compression Partners 144A 7.125% 3/15/29 #	814,000	833,346
Valero Energy 5.15% 3/10/36	1,970,000	1,942,717
Venture Global Calcasieu Pass 144A 3.875% 11/1/33 #	1,696,000	1,503,761
		13,739,454
Finance Companies — 0.68%
AerCap Ireland Capital DAC 4.75% 1/15/33	510,000	495,882
Air Lease
4.125% 12/15/26 μ, ψ	36,000	35,166
4.65% 6/15/26 μ, ψ	130,000	129,764
5.20% 7/15/31	13,000	13,033

American Tower Trust #1 144A 3.652% 3/15/48 #	2,000,000	1,978,312
Apollo Debt Solutions 6.70% 7/29/31	597,000	604,321
Aviation Capital Group 144A 4.875% 1/28/33 #	600,000	579,740
Avolon Holdings Funding
144A 4.85% 4/1/33 #	630,000	603,830
144A 5.375% 5/30/30 #	171,000	172,938
Blackstone Private Credit Fund
5.05% 9/10/30	445,000	419,817
5.35% 3/12/31	390,000	370,712
5.60% 11/22/29	1,134,000	1,103,665
Blue Owl Credit Income
5.80% 3/15/30	352,000	339,593
6.60% 9/15/29	1,414,000	1,409,323

OneMain Finance 7.125% 9/15/32	1,175,000	1,158,675
    19

Consolidated schedules of investments
Nomura Balanced Fund
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Finance Companies (continued)

PennyMac Financial Services 144A 6.875% 5/15/32 #	1,193,000	$ 1,152,459
SMBC Aviation Capital Finance DAC 144A 5.25% 11/26/35 #	840,000	820,678
Takeoff Merger Sub
144A 4.85% 3/24/31 #	415,000	409,971
144A 5.50% 3/24/36 #	200,000	197,121

UWM Holdings 144A 6.25% 3/15/31 #	392,000	357,318
		12,352,318
Insurance — 0.13%
Aon 2.90% 8/23/51	25,000	15,245
Athene Holding 6.875% 6/28/55 μ	545,000	509,824
Henneman Trust 144A 6.58% 5/15/55 #	551,000	554,156
Howden UK Refinance 144A 7.25% 2/15/31 #	1,063,000	1,072,776
New York Life Global Funding 144A 5.45% 9/18/26 #	183,000	184,103
		2,336,104
Real Estate Investment Trusts — 0.06%
Extra Space Storage 5.40% 2/1/34	223,000	224,923
Simon Property Group 2.65% 2/1/32	1,005,000	896,818
		1,121,741
Technology — 0.75%
Broadcom
4.20% 10/15/30	180,000	177,969
4.90% 7/15/32	40,000	40,364
5.05% 7/12/29	131,000	133,732

CoStar Group 144A 2.80% 7/15/30 #	2,650,000	2,397,413
Entegris 144A 4.75% 4/15/29 #	692,000	684,524
Foundry JV Holdco
144A 6.10% 1/25/36 #	595,000	613,588
144A 6.15% 1/25/32 #	440,000	459,682
Leidos
5.00% 3/15/36	920,000	889,806
5.40% 3/15/32	51,000	52,062
Oracle
4.70% 9/27/34	225,000	205,441
5.70% 2/4/36	990,000	952,302
5.875% 9/26/45	1,475,000	1,273,488
	Principal amount°	Value (US $)
Corporate Bonds (continued)
Technology (continued)
Oracle
6.70% 2/4/56	410,000	$ 380,819

Salesforce 4.90% 9/15/31	1,170,000	1,168,620
TSMC Global 144A 1.75% 4/23/28 #	4,400,000	4,192,776
		13,622,586
Transportation — 0.11%
Canadian Pacific Railway 5.50% 3/15/56	515,000	493,348
FedEx 3.25% 5/15/41	700,000	527,919
Fedex Freight Holding
144A 4.95% 3/15/33 #	595,000	580,521
144A 5.25% 3/15/36 #	465,000	450,057
		2,051,845
Total Corporate Bonds (cost $176,018,133)		173,996,514

Municipal Bonds — 0.15%
City of Houston, First Lien Texas Hotel Occupancy Tax & Special Revenue
Series C 5.50% 9/1/58	125,000	131,721
Series C 5.50% 9/1/58 (AG)	175,000	185,883

Municipal Electric Authority of Georgia (Build America Bonds Plant Vogtle Units 3 & 4 Project) 6.655% 4/1/57	65,000	70,210
Texas Water Development Board Revenue (Master Trust) 4.75% 10/15/55	1,230,000	1,218,647
Wisconsin Public Finance Authority Senior Lien Toll Revenue (Georgia SR 400 Express Lanes Project) 6.50% 12/31/65 (AMT)	1,005,000	1,097,440
Total Municipal Bonds (cost $2,651,853)		2,703,901

20

	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities — 1.16%
CyrusOne Data Centers Issuer I Series 2024-2A A2 144A 4.50% 5/20/49 #	2,945,000	$ 2,862,724
Diamond Infrastructure Funding Series 2021-1A A 144A 1.76% 4/15/49 #	375,000	366,592
Domino's Pizza Master Issuer Series 2021-1A A2I 144A 2.662% 4/25/51 #	316,062	299,067
FirstKey Homes Trust
Series 2021-SFR1 B 144A 1.788% 8/17/38 #	130,000	128,536
Series 2021-SFR2 D 144A 2.058% 9/17/38 #	120,000	118,507

Ford Credit Auto Owner Trust Series 2024-B A3 5.10% 4/15/29	1,099,346	1,107,884
Ford Credit Floorplan Master Owner Trust Series 2024-1 A1 144A 5.29% 4/15/29 #	470,000	475,439
GMF Floorplan Owner Revolving Trust Series 2024-1A A1 144A 5.13% 3/15/29 #	2,500,000	2,521,859
Hyundai Auto Lease Securitization Trust Series 2024-C A3 144A 4.62% 4/17/28 #	1,300,000	1,303,906
Mercedes-Benz Auto Lease Trust Series 2026-A A2A 3.83% 7/17/28	100,000	99,792
Nissan Master Owner Trust Receivables Series 2024-B A 144A 5.05% 2/15/29 #	3,000,000	3,020,567
Porsche Innovative Lease Owner Trust Series 2024-1A A3 144A 4.67% 11/22/27 #	1,365,211	1,367,703
Santander Drive Auto Receivables Trust
Series 2025-1 D 5.43% 3/17/31	550,000	555,895
Series 2025-4 D 4.95% 1/15/32	600,000	595,673

Toyota Auto Receivables Owner Trust Series 2024-B A3 5.33% 1/16/29	1,468,651	1,481,561
	Principal amount°	Value (US $)

Non-Agency Asset-Backed Securities (continued)

Verizon Master Trust Series 2024-3 A1A 5.34% 4/22/30	2,700,000	$ 2,735,600
Volkswagen Auto Lease Trust Series 2024-A A3 5.21% 6/21/27	2,176,689	2,183,457
Total Non-Agency Asset-Backed Securities (cost $21,100,456)		21,224,762

Non-Agency Collateralized Mortgage Obligations — 1.11%
Connecticut Avenue Securities Trust
Series 2022-R01 1M2 144A 5.562% (SOFR + 1.90%) 12/25/41 #, •	1,750,000	1,755,970
Series 2023-R08 1M1 144A 5.162% (SOFR + 1.50%) 10/25/43 #, •	1,163,541	1,163,901
Series 2025-R04 1M2 144A 5.162% (SOFR + 1.50%) 5/25/45 #, •	1,025,000	1,028,213
Series 2025-R05 2M2 144A 5.262% (SOFR + 1.60%) 7/25/45 #, •	480,000	481,483
Series 2026-R01 2M2 144A 5.012% (SOFR + 1.35%) 1/25/46 #, •	1,740,000	1,739,950
Series 2026-R02 1M2 144A 5.162% (SOFR + 1.50%) 2/25/46 #, •	900,000	903,936
Freddie Mac Structured Agency Credit Risk REMIC Trust
Series 2021-HQA2 M2 144A 5.712% (SOFR + 2.05%) 12/25/33 #, •	3,237,377	3,285,637
Series 2023-HQA3 A1 144A 5.512% (SOFR + 1.85%) 11/25/43 #, •	940,431	946,994
Series 2025-DNA2 M2 144A 5.162% (SOFR + 1.50%) 5/25/45 #, •	375,000	375,236
Series 2025-DNA3 M2 144A 5.162% (SOFR + 1.50%) 9/25/45 #, •	530,000	531,217
Series 2025-DNA4 M2 144A 5.212% (SOFR + 1.55%) 10/25/45 #, •	3,000,000	2,998,140
Series 2026-DNA2 B1 144A 5.772% (SOFR + 2.10%) 3/25/46 #, •	1,630,000	1,626,944

    21

Consolidated schedules of investments
Nomura Balanced Fund
	Principal amount°	Value (US $)

Non-Agency Collateralized Mortgage Obligations (continued)

PRPM Series 2024-RPL1 A1 144A 4.20% 12/25/64 #, ~	2,804,328	$ 2,761,960
Structured Agency Credit Risk Series 2026-DNA1 M2 144A 4.962% (SOFR + 1.30%) 2/25/46 #, •	710,000	710,783
Total Non-Agency Collateralized Mortgage Obligations (cost $20,055,299)		20,310,364

Non-Agency Commercial Mortgage-Backed Securities — 3.24%
1301 Trust Series 2025-1301 A 144A 5.059% 8/11/42 #, •	1,220,000	1,222,894
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	180,000	177,848
Series 2019-BN20 A3 3.011% 9/15/62	170,000	160,589
Series 2019-BN23 A3 2.92% 12/15/52	230,000	216,790
Series 2020-BN26 A4 2.403% 3/15/63	220,000	201,153
Series 2020-BN29 A4 1.997% 11/15/53	145,000	127,599
Series 2021-BN32 A5 2.643% 4/15/54 •	7,310,000	6,641,536
Series 2021-BN36 A5 2.47% 9/15/64	7,696,000	6,842,964
Series 2022-BNK39 B 3.237% 2/15/55 •	588,000	515,279
Series 2022-BNK39 C 3.268% 2/15/55 •	432,000	368,585
Series 2022-BNK40 A4 3.389% 3/15/64 •	8,150,000	7,563,498
Series 2022-BNK40 B 3.389% 3/15/64 •	1,120,000	978,201
Benchmark Mortgage Trust
Series 2020-B17 A5 2.289% 3/15/53	495,000	446,883
Series 2021-B25 A5 2.577% 4/15/54	135,000	121,238
Series 2022-B32 A5 3.002% 1/15/55 •	9,130,000	8,113,066
Series 2022-B32 B 3.202% 1/15/55 •	2,345,000	1,959,220
Series 2022-B32 C 3.452% 1/15/55 •	1,346,000	1,019,343
	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)
Benchmark Mortgage Trust
Series 2022-B33 A5 3.458% 3/15/55 •	8,325,000	$ 7,702,775
Series 2022-B33 B 3.614% 3/15/55 •	500,000	432,561
Series 2022-B33 C 3.614% 3/15/55 •	500,000	395,819
Series 2022-B34 A5 3.786% 4/15/55 •	165,000	152,415
Series 2022-B35 A5 4.442% 5/15/55 •	330,000	319,055

BFLD Commercial Mortgage Trust Series 2025-660F A 144A 5.173% (TSFR01M + 1.50%, Floor 1.50%) 11/15/42 #, •	1,890,000	1,887,642
BMO Mortgage Trust Series 2022-C1 A5 3.374% 2/15/55 •	4,500,000	4,154,656
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.786% 5/15/52	215,000	209,552
Series 2019-CF2 A5 2.874% 11/15/52	160,000	150,830

CD Mortgage Trust Series 2016-CD2 A3 3.248% 11/10/49	119,015	118,464
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.839% 12/10/54	270,000	268,378
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.674% 3/10/50	190,000	188,075
Series 2019-GC39 A4 3.567% 5/10/52	195,000	187,753
Series 2019-GC42 A4 3.001% 9/10/52	145,000	136,847

Hudson Yards Mortgage Trust Series 2025-SPRL A 144A 5.467% 1/13/40 #, •	165,000	168,839
JPMorgan Chase Commercial Mortgage Securities Trust Series 2015-JP1 A5 3.914% 1/15/49	9,621	9,586

22

	Principal amount°	Value (US $)

Non-Agency Commercial Mortgage-Backed Securities (continued)

LBTY Commercial Mortgage Trust Series 2026-225L A 144A 4.593% 2/10/43 #, •	2,350,000	$ 2,319,367
LEX Trust Series 2026-450 A 144A 5.023% (TSFR01M + 1.35%, Floor 1.35%) 3/15/43 #, •	2,600,000	2,588,625
MAD Commercial Mortgage Trust Series 2025-11MD A 144A 4.437% 10/15/42 #, •	750,000	746,583
Morgan Stanley Capital I Trust
Series 2019-L3 A4 3.127% 11/15/52	110,000	104,261
Series 2020-HR8 A4 2.041% 7/15/53	180,000	162,266

Wells Fargo Commercial Mortgage Trust Series 2016-BNK1 A3 2.652% 8/15/49	160,000	159,079
Total Non-Agency Commercial Mortgage-Backed Securities (cost $64,957,892)		59,240,114

US Treasury Obligations — 3.94%
US Treasury Bonds
2.25% 8/15/46	2,000	1,304
4.125% 8/15/44	3,000	2,723
4.625% 5/15/54	4,000	3,815
US Treasury Notes
3.75% 1/31/31	6,300,000	6,246,844
3.875% 8/31/32	13,830,000	13,658,476
4.125% 2/15/36	52,870,000	52,048,035
Total US Treasury Obligations (cost $72,954,535)		71,961,197
	Number of shares
Common Stocks — 57.81%♣
Communication Services — 5.85%
Alphabet Class A	139,989	40,255,237
Alphabet Class C	99,197	28,455,651
AT&T	501,173	14,529,005
Meta Platforms Class A	29,558	16,911,019
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Communication Services (continued)
Netflix †	70,859	$ 6,813,093
		106,964,005
Consumer Discretionary — 3.19%
Amazon.com †	150,240	31,290,485
AutoZone †	6,323	21,357,703
Booking Holdings	1,289	5,427,102
Studio City International Holdings ADR †	88,220	214,375
		58,289,665
Consumer Staples — 1.57%
Costco Wholesale	28,881	28,777,895
		28,777,895
Energy — 0.00%
Westmoreland Coal =, †, π	146	109
		109
Financials — 9.62%
Ally Financial	415,483	16,299,398
American Express	47,487	14,363,868
Aon Class A	46,427	14,985,707
Blackstone	81,621	9,385,599
Cboe Global Markets	63,029	17,715,561
CME Group	91,836	27,123,763
JPMorgan Chase & Co.	73,102	21,503,684
Mastercard Class A	40,303	20,137,797
MNSN Holdings =, †	1,315	79,777
Morgan Stanley	98,451	16,202,081
New Cotai =, †, π	318,315	0
PNC Financial Services Group	87,461	18,199,759
		175,996,994
Healthcare — 4.85%
Abbott Laboratories	109,049	11,196,061
AbbVie	37,676	8,194,153
Danaher	106,755	20,240,748
Gilead Sciences	119,517	16,657,085
HCA Healthcare	12,822	6,067,883
Thermo Fisher Scientific	34,524	16,969,582
Vertex Pharmaceuticals †	21,078	9,412,170
		88,737,682
Industrials — 9.95%
Airbus ADR	448,675	21,199,894
BAE Systems ADR	186,337	21,708,260
Carrier Global	311,559	17,543,887
Cummins	49,667	26,721,839
Eaton	80,383	28,750,588
Ferguson Enterprises	74,057	17,274,536
    23

Consolidated schedules of investments
Nomura Balanced Fund
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Industrials (continued)
Howmet Aerospace	164,048	$ 37,806,502
Parker-Hannifin	12,116	10,846,728
		181,852,234
Information Technology — 19.48%
Accenture Class A	66,894	13,264,411
Advanced Micro Devices †	52,505	10,681,092
Apple	209,902	53,271,029
Applied Materials	100,807	34,454,824
Broadcom	87,668	27,134,123
Intuit	36,795	15,909,422
Microsoft	100,473	37,192,090
NVIDIA	466,464	81,356,913
Seagate Technology Holdings	68,490	26,831,642
Taiwan Semiconductor Manufacturing ADR	139,922	47,286,640
TE Connectivity	42,681	8,921,183
		356,303,369
Materials — 1.24%
Crown Holdings	128,980	12,930,245
Vulcan Materials	35,706	9,722,744
		22,652,989
Utilities — 2.06%
Entergy	167,016	18,765,918
NextEra Energy	203,294	18,881,946
		37,647,864
Total Common Stocks (cost $736,445,513)		1,057,222,806

Preferred Stock — 0.04%♣
Financials — 0.04%
SVB Financial Trust 11/7/32 †	1,500	708,750
Total Preferred Stock (cost $672,647)		708,750

Exchange-Traded Funds — 11.63%
iShares Core US Aggregate Bond ETF	608,443	60,400,136
iShares US Treasury Bond ETF	2,382,871	54,591,575
Vanguard S&P 500 ETF	163,578	97,746,034
Total Exchange-Traded Funds (cost $212,435,345)		212,737,745

	Principal amount°	Value (US $)
Limited Liability Corporation — 0.00%
Media Group Holdings Series H <<, =, †, ∞	72,709	$ 85,760
Total Limited Liability Corporation (cost $50,262,511)		85,760
	Number of shares
Short-Term Investments — 1.64%
Money Market Mutual Funds — 1.64%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	7,475,000	7,475,000
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	7,475,000	7,475,000
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	7,475,000	7,475,000
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	7,475,000	7,475,000
Total Short-Term Investments (cost $29,900,000)		29,900,000

Total Value of Securities—99.47% (cost $1,559,193,471)		1,818,884,915
Receivables and Other Assets Net of Liabilities—0.53%		9,761,334
Net Assets Applicable to 74,105,315 Shares Outstanding—100.00%		$1,828,646,249
°	Principal amount shown is stated in USD unless noted that the security is denominated in another currency.
♦	Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

24

•	Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at March 31, 2026. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their descriptions. The reference rate descriptions (i.e. SOFR01M, SOFR03M, etc.) used in this report are identical for different securities, but the underlying reference rates may differ due to the timing of the reset period. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
#	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. At March 31, 2026, the aggregate value of Rule 144A securities was $110,224,435, which represents 6.03% of the Fund’s net assets. See Note 13 in “Notes to financial statements.”
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
>>	PIK. 100% of the income received was in the form of principal.
π	Restricted security. These investments are in securities not registered under the Securities Act of 1933, as amended, and have certain restrictions on resale which may limit their liquidity. At March 31, 2026, the aggregate value of restricted securities was $375,378, which represented 0.02% of the Fund’s net assets. See Note 13 in "Notes to financial statements" and table on the next column for additional details on restricted securities.
μ	Fixed to variable rate investment. The rate shown reflects the fixed rate in effect at March 31, 2026. Rate will reset at a future date.
ψ	Perpetual security. Maturity date represents next call date.
~	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Stated rate in effect at March 31, 2026.
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
<<	Affiliated company. See Note 2 in “Notes to financial statements.”
∞	Represents a position held in the Subsidiary.
Restricted Securities
Investments	Date of Acquisition	Cost	Value
New Cotai	9/29/20	$2,791,169	$0
New Cotai PIK	2/7/22	410,783	375,269
Westmoreland Coal	3/15/19	109	109
Total		$3,202,061	$375,378
The following futures contracts and swap contracts were outstanding at March 31, 2026:1
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Long Contracts:
US Treasury 2 yr Notes
517	$107,249,227	$108,014,702	6/30/26	$—	$(765,475)	$40,391
US Treasury 10 yr Notes
41	4,552,922	4,628,616	6/18/26	—	(75,694)	9,610
US Treasury Long Bonds
526	59,898,250	61,533,847	6/18/26	—	(1,635,597)	197,250
US Treasury Ultra Bonds
131	15,269,687	15,699,809	6/18/26	—	(430,122)	28,656
		189,876,974		—	(2,906,888)	275,907
    25

Consolidated schedules of investments
Nomura Balanced Fund
Futures Contracts Exchange-Traded
Contracts to Buy (Sell)	Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation	Value/ Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Short Contracts:
US Treasury 5 yr Notes
(428)	$(46,300,907)	$(46,885,050)	6/30/26	$584,143	$—	$(60,190)
US Treasury 10 yr Ultra Notes
(845)	(95,920,707)	(97,522,437)	6/18/26	1,601,730	—	(253,504)
		(144,407,487)		2,185,873	—	(313,694)
Total Futures Contracts		$45,469,487		$2,185,873	$(2,906,888)	$(37,787)
Swap Contracts
CDS Contracts[2]
Counterparty/ Reference Obligation/ Termination Date/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Value	Amortized Upfront Payments Paid (Received)	Unrealized Depreciation	Variation Margin Due from (Due to) Brokers
Centrally Cleared:
Protection Sold/Moody's Ratings:
CDX.NA.HY.45.V2[4] 12/20/30-Quarterly	3,910,500	5.000%	$212,450	$271,437	$(58,987)	$33,227
The use of futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts disclosed in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) and variation margin are reflected in the Fund’s net assets.
[1]	See Note 11 in “Notes to financial statements.”
[2]	A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the CDS agreement.
[3]	Notional amount shown is stated in USD unless noted that the swap is denominated in another currency.
[4]	Markit’s North America High Yield Index, or the CDX.NA.HY Index, is composed of 100 liquid North American entities with high yield credit ratings that trade in the CDS market.

Summary of abbreviations:
ADR – American Depositary Receipt
AG – Insured by Assured Guaranty Inc.
AMT – Subject to Alternative Minimum Tax
CD – Certificate of Deposit
CLO – Collateralized Loan Obligation
DAC – Designated Activity Company
ETF – Exchange-Traded Fund
GNMA – Government National Mortgage Association
GS – Goldman Sachs
PIK – Payment-in-kind
REMIC – Real Estate Mortgage Investment Conduit
S&P – Standard & Poor’s Financial Services LLC
S.F. – Single Family
SOFR – Secured Overnight Financing Rate
SOFR01M – Secured Overnight Financing Rate 1 Month
SOFR03M – Secured Overnight Financing Rate 3 Month

26

Summary of abbreviations: (continued)
TSFR01M – 1 Month Term Secured Overnight Financing Rate
TSFR03M – 3 Month Term Secured Overnight Financing Rate
USD – US Dollar
yr – Year
Summary of currencies:
EUR – European Monetary Unit
See accompanying notes, which are an integral part of the financial statements.
    27

Schedules of investments
Nomura Climate Solutions Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 99.74%♣
Consumer Discretionary — 2.49%
Amazon.com †	13,350	$ 2,780,405
		2,780,405
Consumer Staples — 7.24%
Darling Ingredients †	73,960	4,574,426
JBS Class A †	196,600	3,530,936
		8,105,362
Energy — 14.47%
Neste	138,965	4,516,022
Shell ADR	42,213	3,925,809
SLB	68,168	3,503,154
Valero Energy	17,169	4,242,116
		16,187,101
Industrials — 16.37%
Contemporary Amperex Technology Class H	51,100	4,073,088
Cummins	6,402	3,444,404
Kingspan Group	43,896	3,753,542
Schneider Electric	13,711	3,734,624
Waste Management	14,424	3,314,491
		18,320,149
Information Technology — 4.81%
First Solar †	12,928	2,550,177
Itron †	31,620	2,834,101
		5,384,278
Materials — 20.12%
Alcoa	51,742	3,432,047
Anglo American	68,617	2,946,112
CF Industries Holdings	27,376	3,554,500
Holcim	40,352	3,335,575
Nutrien	42,425	3,201,390
Steel Dynamics	16,941	3,049,380
West Fraser Timber	45,750	2,988,171
		22,507,175
Real Estate — 2.89%
Weyerhaeuser	132,494	3,236,828
		3,236,828
Utilities — 31.35%
Ameren	38,538	4,236,097
CLP Holdings	352,500	3,318,748
CMS Energy	52,294	4,056,969
EDP Renovaveis	254,248	4,075,054
NextEra Energy	42,408	3,938,855
NiSource	85,441	3,986,677
RWE	57,566	3,872,974
SSE	104,567	3,614,735
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Utilities (continued)
Xcel Energy	50,016	$ 3,973,271
		35,073,380
Total Common Stocks (cost $79,453,695)		111,594,678

Short-Term Investments — 0.29%
Money Market Mutual Funds — 0.29%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	81,127	81,127
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	81,127	81,127
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	81,127	81,127
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	81,126	81,126
Total Short-Term Investments (cost $324,507)		324,507

Total Value of Securities—100.03% (cost $79,778,202)		111,919,185
Liabilities Net of Receivables and Other Assets—(0.03%)		(28,964)
Net Assets Applicable to 8,951,493 Shares Outstanding—100.00%		$111,890,221
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
    28

Schedules of investments
Nomura Natural Resources Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 97.01%♣
Agricultural Products — 2.41%
Bunge Global	47,484	$ 6,039,965
		6,039,965
Aluminum — 2.63%
Alcoa	99,429	6,595,125
		6,595,125
Coal & Consumable Fuels — 5.49%
Core Natural Resources	80,720	8,453,806
Peabody Energy	161,759	5,329,959
		13,783,765
Construction & Engineering — 1.92%
Arcosa	45,404	4,819,180
		4,819,180
Construction Materials — 3.31%
CRH	57,666	6,033,047
Titan	43,323	2,271,403
		8,304,450
Diversified Metals & Mining — 10.42%
Anglo American	163,713	7,029,115
China Metal Recycling Holdings =, †	30,000,000	0
Glencore	1,059,720	8,026,185
Hudbay Minerals	319,967	6,687,310
Teck Resources Class B	84,989	4,404,937
		26,147,547
Fertilizers & Agricultural Chemicals — 8.28%
CF Industries Holdings	39,772	5,163,996
Corteva	69,111	5,785,282
Nutrien	130,323	9,834,174
		20,783,452
Forest Products — 3.40%
Louisiana-Pacific	35,843	2,607,578
West Fraser Timber	90,841	5,933,300
		8,540,878
Gold — 11.64%
Agnico Eagle Mines	35,970	7,301,191
Barrick Mining	91,980	3,751,864
Coeur Mining †	311,865	5,853,706
Eldorado Gold	90,210	3,096,909
Newmont	85,195	9,222,359
		29,226,029
Integrated Oil & Gas — 7.96%
BP ADR	200,290	9,413,630
Shell	161,139	7,463,159
Unit	89,447	3,090,394
		19,967,183
Oil & Gas Drilling — 1.91%
Helmerich & Payne	133,099	4,795,557
		4,795,557
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Oil & Gas Equipment & Services — 3.01%
SLB	85,060	$ 4,371,233
Weatherford International	33,720	3,189,238
		7,560,471
Oil & Gas Exploration & Production — 22.12%
ARC Resources	287,901	5,991,470
Canadian Natural Resources	151,060	7,368,939
Chord Energy	29,805	4,237,675
ConocoPhillips	62,390	8,235,480
Diamondback Energy	49,512	9,792,978
Expand Energy	36,161	3,969,755
Kimbell Royalty Partners	361,972	5,237,735
Ovintiv	79,830	4,738,709
Permian Resources Class A	278,774	5,943,462
		55,516,203
Oil & Gas Refining & Marketing — 2.34%
Valero Energy	23,790	5,878,033
		5,878,033
Packaged Foods & Meats — 1.70%
JBS Class A †	238,250	4,278,970
		4,278,970
Paper Packaging — 4.44%
International Paper	176,484	6,300,479
Smurfit Westrock	121,570	4,844,564
		11,145,043
Steel — 4.03%
Steel Dynamics	56,173	10,111,140
		10,111,140
Total Common Stocks (cost $219,452,549)		243,492,991

Short-Term Investments — 4.12%
Money Market Mutual Funds — 4.12%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	2,581,955	2,581,955
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	2,581,954	2,581,954
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	2,581,954	2,581,954
    29

Schedules of investments
Nomura Natural Resources Fund
	Number of shares	Value (US $)
Short-Term Investments (continued)
Money Market Mutual Funds (continued)
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	2,581,955	$ 2,581,955
Total Short-Term Investments (cost $10,327,818)		10,327,818

Total Value of Securities—101.13% (cost $229,780,367)		253,820,809
Liabilities Net of Receivables and Other Assets—(1.13%)		(2,834,396)
Net Assets Applicable to 10,124,245 Shares Outstanding—100.00%		$250,986,413
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
=	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in “Notes to financial statements.”
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
30

Schedules of investments
Nomura Real Estate Securities Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 97.04%♣
Internet Services & Infrastructure — 1.63%
NEXTDC †	170,807	$ 1,365,598
		1,365,598
REIT Data Center — 12.98%
Equinix	11,067	10,848,316
		10,848,316
REIT Healthcare — 22.18%
American Healthcare REIT	72,010	3,395,992
Healthpeak Properties	76,847	1,262,596
Ventas	47,424	3,878,335
Welltower	50,620	10,008,080
		18,545,003
REIT Hotel — 3.25%
Hyatt Hotels Class A	2,361	339,488
Ryman Hospitality Properties	14,142	1,304,882
Wyndham Hotels & Resorts	13,232	1,074,836
		2,719,206
REIT Industrial — 14.40%
First Industrial Realty Trust	58,542	3,386,655
Goodman Group	64,727	1,162,076
LXP Industrial Trust	19,698	911,230
Prologis	29,541	3,904,729
Rexford Industrial Realty	63,375	2,074,264
UI Boustead REIT †	958,700	600,259
		12,039,213
REIT Multifamily — 5.82%
AvalonBay Communities	17,998	2,939,973
Essex Property Trust	7,973	1,929,466
		4,869,439
REIT Office — 1.77%
Kilroy Realty	52,417	1,478,683
		1,478,683
REIT Retail — 16.60%
Agree Realty	37,577	2,832,554
InvenTrust Properties	46,325	1,411,060
Macerich	115,206	2,177,393
NETSTREIT	127,372	2,398,415
Realty Income	20,208	1,236,326
Simon Property Group	20,512	3,826,103
		13,881,851
REIT Self-Storage — 5.42%
Extra Space Storage	8,345	1,094,280
Public Storage	12,695	3,438,821
		4,533,101
REIT Single Family — 2.79%
Invitation Homes	93,980	2,335,403
		2,335,403
REIT Specialty — 8.39%
Iron Mountain	36,806	3,759,365
VICI Properties	119,137	3,254,823
		7,014,188
	Number of shares	Value (US $)
Common Stocks♣ (continued)
REIT Telecom Tower — 1.81%
American Tower	8,759	$ 1,511,628
		1,511,628
Total Common Stocks (cost $51,518,946)		81,141,629

Short-Term Investments — 2.73%
Money Market Mutual Funds — 2.73%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	571,371	571,371
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	571,371	571,371
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	571,371	571,371
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	571,370	571,370
Total Short-Term Investments (cost $2,285,483)		2,285,483

Total Value of Securities—99.77% (cost $53,804,429)		83,427,112
Receivables and Other Assets Net of Liabilities—0.23%		190,619
Net Assets Applicable to 6,282,929 Shares Outstanding—100.00%		$83,617,731
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
REIT – Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
    31

Schedules of investments
Nomura Science and Technology Fund
March 31, 2026
	Number of shares	Value (US $)
Common Stocks — 98.92%♣
Communication Services — 13.67%
Alphabet Class A	606,226	$ 174,326,348
Meta Platforms Class A	488,906	279,717,790
Netflix †	2,034,393	195,606,887
Spotify Technology †	187,000	90,678,170
Take-Two Interactive Software †	538,796	106,412,210
		846,741,405
Consumer Discretionary — 10.29%
Amazon.com †	1,263,451	263,138,940
Booking Holdings	21,143	89,018,796
DoorDash Class A †	585,970	87,983,395
MercadoLibre †	38,599	66,738,443
SharkNinja †	1,233,852	130,664,927
		637,544,501
Healthcare — 4.78%
Gilead Sciences	854,881	119,144,765
Insmed †	360,078	58,879,955
Intuitive Surgical †	255,562	117,811,526
		295,836,246
Industrials — 5.32%
Howmet Aerospace	616,064	141,978,109
Kratos Defense & Security Solutions †	1,518,533	107,071,762
Uber Technologies †	1,119,060	80,493,986
		329,543,857
Information Technology — 64.86%
Advanced Micro Devices †	1,183,685	240,797,040
Amphenol Class A	734,937	92,859,290
ASML Holding	163,616	216,108,921
Broadcom	829,255	256,662,715
Cadence Design Systems †	383,451	106,549,529
Celestica †	323,964	91,254,179
Intuit	265,310	114,714,738
Lam Research	1,479,172	316,039,889
Micron Technology	537,702	181,657,244
Microsoft	674,884	249,821,810
NVIDIA	2,868,737	500,307,733
Samsung Electronics	1,779,460	208,128,118
Seagate Technology Holdings	1,154,496	452,285,353
ServiceNow †	826,663	86,427,617
Shopify Class A †	843,466	100,051,937
Taiwan Semiconductor Manufacturing ADR	1,098,482	371,231,992
Texas Instruments	1,136,229	220,587,498
	Number of shares	Value (US $)
Common Stocks♣ (continued)
Information Technology (continued)
Western Digital	785,210	$ 212,391,453
		4,017,877,056
Total Common Stocks (cost $3,323,783,743)		6,127,543,065

Short-Term Investments — 1.21%
Money Market Mutual Funds — 1.21%
BlackRock Liquidity FedFund – Institutional Shares (seven-day effective yield 3.55%)	18,716,260	18,716,260
Fidelity Investments Money Market Government Portfolio – Class I (seven-day effective yield 3.53%)	18,716,261	18,716,261
Goldman Sachs Financial Square Government Fund – Institutional Shares (seven-day effective yield 3.59%)	18,716,261	18,716,261
Morgan Stanley Institutional Liquidity Funds Government Portfolio – Institutional Class (seven-day effective yield 3.57%)	18,716,260	18,716,260
Total Short-Term Investments (cost $74,865,042)		74,865,042

Total Value of Securities—100.13% (cost $3,398,648,785)		6,202,408,107
Liabilities Net of Receivables and Other Assets—(0.13%)		(8,010,020)
Net Assets Applicable to 98,600,993 Shares Outstanding—100.00%		$6,194,398,087
♣	Categorizations used for financial reporting purposes may differ from categorizations used for regulatory compliance and/or internal classification purposes.
†	Non-income producing security.
Summary of abbreviations:
ADR – American Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
    32

Statements of assets and liabilities
Ivy Funds
March 31, 2026
	Nomura Asset Strategy Fundφ	Nomura Balanced Fundφ	Nomura Climate Solutions Fund	Nomura Natural Resources Fund	Nomura Real Estate Securities Fund	Nomura Science and Technology Fund
Assets:
Investments, at value*	$1,576,109,330	$1,818,799,155	$111,919,185	$253,820,809	$83,427,112	$6,202,408,107
Investments of affiliated issuers, at value**	755,235	85,760	—	—	—	—
Bullion, at value‡	136,777,049	—	—	—	—	—
Foreign currencies, at valueΔ	10,460,418	29,030	37,616	89,751	—	—
Cash	2,271,022	14,135,473	943	118,000	2,122	107,252
Cash collateral due from brokers	605,440	1,843,093	—	—	—	—
Dividends and interest receivable	5,298,021	3,886,964	122,745	275,065	354,523	3,231,381
Receivable for securities sold	3,573,637	2,889,402	—	—	—	—
Receivable for fund shares sold	1,167,291	1,660,131	86,103	451,127	55,419	4,581,650
Foreign tax reclaims receivable	1,014,342	267,191	154,377	91,264	—	1,211,946
Prepaid expenses	101,575	146,325	65,853	59,751	61,981	191,050
Variation margin due from broker on centrally cleared credit default swap contracts	—	33,227	—	—	—	—
Due from brokers on centrally cleared derivatives	—	4,254	—	—	—	—
Other assets	—	34,925	—	—	—	8,457
Total Assets	1,738,133,360	1,843,814,930	112,386,822	254,905,767	83,901,157	6,211,739,843
    33

Statements of assets and liabilities
Ivy Funds
	Nomura Asset Strategy Fundφ	Nomura Balanced Fundφ	Nomura Climate Solutions Fund	Nomura Natural Resources Fund	Nomura Real Estate Securities Fund	Nomura Science and Technology Fund
Liabilities:
Payable for securities purchased	$2,464,513	$3,973,047	$—	$3,139,861	$—	$—
Payable for fund shares redeemed	2,106,458	9,151,103	275,281	288,525	80,815	9,809,414
Investment management fees payable to affiliates	1,001,695	771,270	32,196	100,121	14,527	4,375,061
Trustees' fees payable to non-affiliates	398,708	364,776	20,234	163,515	27,162	375,444
Distribution fees payable to affiliates	315,934	329,170	19,996	39,387	12,979	1,057,038
Sub-transfer agent fees and expenses payable	294,019	262,833	59,004	85,054	58,487	881,526
Accounting and administration expenses payable to non-affiliates	169,853	169,865	69,129	73,965	68,696	433,079
Other accrued expenses	156,512	86,497	19,218	26,219	19,473	334,719
IRS compliance fee for foreign withholding tax claims (see Note 1)	85,750	—	—	—	—	—
Variation margin due to broker on futures contracts	20,331	37,787	—	—	—	—
Dividend disbursing and transfer agent fees and expenses payable to affiliates	10,812	11,796	617	1,252	490	39,917
Accounting and administration expenses payable to affiliates	7,415	8,058	744	1,159	661	26,460
Legal fees payable to affiliates	3,093	2,479	182	296	136	9,098
Total Liabilities	7,035,093	15,168,681	496,601	3,919,354	283,426	17,341,756
Total Net Assets	$1,731,098,267	$1,828,646,249	$111,890,221	$250,986,413	$83,617,731	$6,194,398,087

Net Assets Consist of:
Paid-in capital	$1,918,555,994	$1,489,203,374	$246,431,640	$781,489,250	$51,425,978	$2,805,554,170
Total distributable earnings (loss)	(187,457,727)	339,442,875	(134,541,419)	(530,502,837)	32,191,753	3,388,843,917
Total Net Assets	$1,731,098,267	$1,828,646,249	$111,890,221	$250,986,413	$83,617,731	$6,194,398,087

    34

	Nomura Asset Strategy Fundφ	Nomura Balanced Fundφ	Nomura Climate Solutions Fund	Nomura Natural Resources Fund	Nomura Real Estate Securities Fund	Nomura Science and Technology Fund
Net Asset Value

Class A:
Net assets	$1,217,397,512	$1,372,413,148	$45,472,999	$146,542,769	$53,273,920	$3,952,581,804
Shares of beneficial interest outstanding, unlimited authorization, no par	55,177,831	55,617,523	3,691,768	6,005,331	4,039,771	69,674,268
Net asset value per share	$22.06	$24.68	$12.32	$24.40	$13.19	$56.73
Sales charge	5.75%	5.75%	5.75%	5.75%	5.75%	5.75%
Offering price per share, equal to net asset value per share / (1 - sales charge)	$23.41	$26.19	$13.07	$25.89	$13.99	$60.19

Class C:
Net assets	$29,874,181	$30,026,639	$3,119,220	$2,396,770	$446,310	$66,820,779
Shares of beneficial interest outstanding, unlimited authorization, no par	1,534,937	1,243,231	276,531	124,999	36,940	860,311
Net asset value per share	$19.46	$24.15	$11.28	$19.17	$12.08	$77.67

Class R:
Net assets	$19,722,906	$6,950,705	$17,087,033	$9,876,592	$876,003	$105,143,120
Shares of beneficial interest outstanding, unlimited authorization, no par	916,314	282,641	1,406,586	410,789	67,044	2,189,442
Net asset value per share	$21.52	$24.59	$12.15	$24.04	$13.07	$48.02

Institutional Class:
Net assets	$373,049,850	$402,285,669	$41,771,028	$73,798,993	$21,962,287	$1,535,264,675
Shares of beneficial interest outstanding, unlimited authorization, no par	16,446,341	16,276,335	3,228,563	2,858,952	1,618,084	18,712,105
Net asset value per share	$22.68	$24.72	$12.94	$25.81	$13.57	$82.05

Class R6:
Net assets	$18,092,099	$10,023,301	$1,599,085	$5,477,459	$4,739,883	$208,283,991
Shares of beneficial interest outstanding, unlimited authorization, no par	794,832	404,366	123,121	212,092	348,341	2,467,410
Net asset value per share	$22.76	$24.79	$12.99	$25.83	$13.61	$84.41

Class Y:
Net assets	$72,961,719	$6,946,787	$2,840,856	$12,893,830	$2,319,328	$326,303,718
Shares of beneficial interest outstanding, unlimited authorization, no par	3,287,748	281,219	224,924	512,082	172,749	4,697,457
Net asset value per share	$22.19	$24.70	$12.63	$25.18	$13.43	$69.46
    35

Statements of assets and liabilities
Ivy Funds
	Nomura Asset Strategy Fundφ	Nomura Balanced Fundφ	Nomura Climate Solutions Fund	Nomura Natural Resources Fund	Nomura Real Estate Securities Fund	Nomura Science and Technology Fund
*Investments, at cost	$1,260,146,447	$1,508,930,960	$79,778,202	$229,780,367	$53,804,429	$3,398,648,785
**Investments of affiliated issuers, at cost	442,631,494	50,262,511	—	—	—	—
‡Bullion, at cost	34,141,850	—	—	—	—	—
ΔForeign currencies, at cost	10,589,239	29,095	37,294	90,312	—	—
φConsolidated statements of assets and liabilities.
See accompanying notes, which are an integral part of the financial statements.
    36

Statements of operations
Ivy Funds
Year ended March 31, 2026
	Nomura Asset Strategy Fundφ	Nomura Balanced Fundα	Nomura Climate Solutions Fund	Nomura Natural Resources Fund	Nomura Real Estate Securities Fund	Nomura Science and Technology Fund
Investment Income:
Interest	$26,576,367	$25,039,550	$—	$—	$—	$—
Dividends	17,865,749	17,859,357	2,714,027	5,342,824	2,471,649	31,418,929
Dividends from affiliated investments	753,069	—	—	—	—	—
Foreign withholding tax claims	—	—	—	—	—	1,898,930
IRS compliance fee for foreign withholding tax claims (see Note 1)	(6,790)	—	—	—	—	—
Foreign tax withheld	(999,806)	(174,734)	(54,582)	(153,319)	(6,995)	(1,582,890)
	44,188,589	42,724,173	2,659,445	5,189,505	2,464,654	31,734,969

Expenses:
Management fees	12,202,359	12,285,039	862,388	1,649,206	794,928	49,962,874
Distribution expenses — Class A	3,208,871	3,352,672	105,792	299,306	141,551	10,085,111
Distribution expenses — Class C	321,540	345,554	30,590	19,822	4,071	740,288
Distribution expenses — Class R	106,679	46,969	75,184	37,131	3,683	559,083
Distribution expenses — Class Y	192,533	21,791	6,301	25,459	5,964	809,272
Dividend disbursing, transfer agent and sub-transfer agent fees and expenses	2,059,040	1,746,086	187,023	348,791	144,928	5,664,972
Accounting and administration expenses	242,272	254,822	73,784	83,668	74,613	742,180
Reports and statements to shareholders expenses	230,623	182,064	39,654	64,405	38,405	423,610
Registration fees	200,846	236,209	153,590	173,077	179,784	347,283
Audit and tax fees	151,155	73,530	37,841	30,091	27,962	32,302
Custodian fees	106,466	31,236	675	10	5,702	45,329
Trustees’ fees	92,938	92,003	5,193	9,687	4,626	320,672
Legal fees	91,743	119,551	11,349	19,800	4,828	326,363
Investment interest expense	172	156	—	—	—	—
Other	168,924	540,016	13,336	34,183	13,456	226,746
	19,376,161	19,327,698	1,602,700	2,794,636	1,444,501	70,286,085
Less expenses waived	(90,557)	(2,143,249)	(382,647)	(431,055)	(456,399)	—
Less expenses paid indirectly	(12,961)	(31,173)	(406)	(751)	(332)	(3,727)
Total operating expenses	19,272,643	17,153,276	1,219,647	2,362,830	987,770	70,282,358
Net Investment Income (Loss)	24,915,946	25,570,897	1,439,798	2,826,675	1,476,884	(38,547,389)
    37

Statements of operations
Ivy Funds
	Nomura Asset Strategy Fundφ	Nomura Balanced Fundα	Nomura Climate Solutions Fund	Nomura Natural Resources Fund	Nomura Real Estate Securities Fund	Nomura Science and Technology Fund
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments*, 1	$135,180,747	$103,604,916	$5,095,931	$45,219,597	$12,698,072	$1,023,507,181
Affiliated investments	(165,602,879)	(19,105,718)	—	—	—	—
Foreign currencies	(138,288)	3,917	(17,858)	(16,646)	(7,627)	(323,161)
Futures contracts	(295,527)	(1,902,084)	—	—	—	—
Swap contracts	—	313,766	—	—	—	—
Net realized gain (loss)	(30,855,947)	82,914,797	5,078,073	45,202,951	12,690,445	1,023,184,020

Net change in unrealized appreciation (depreciation) on:
Investments[2]	57,858,988	87,901,999	30,663,791	47,377,369	(6,055,520)	1,190,231,192
Affiliated investments	168,844,843	(50,176,751)	—	—	—	—
Foreign currencies	(40,542)	4,341	5,981	(409)	116	(1,084)
Futures contracts	(198,408)	(363,808)	—	—	—	—
Swap contracts	—	(10,845)	—	—	—	—
Net change in unrealized appreciation (depreciation)	226,464,881	37,354,936	30,669,772	47,376,960	(6,055,404)	1,190,230,108
Net Realized and Unrealized Gain (Loss)	195,608,934	120,269,733	35,747,845	92,579,911	6,635,041	2,213,414,128
Net Increase (Decrease) in Net Assets Resulting from Operations	$220,524,880	$145,840,630	$37,187,643	$95,406,586	$8,111,925	$2,174,866,739
φ	Consolidated statement of operations.
α	Consolidated statement of operations from August 22, 2025.
*	Includes $4,631,017 in proceeds received from the settlement of class action litigation for Nomura Asset Strategy Fund.
[1]	Includes $(1,844,421) capital gains taxes paid for Nomura Asset Strategy Fund.
[2]	Includes net change of $1,769,475 on capital gains taxes accrued for Nomura Asset Strategy Fund.
See accompanying notes, which are an integral part of the financial statements.
    38

Statements of changes in net assets
Ivy Funds
	Nomura Asset Strategy Fundφ		Nomura Balance Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26α	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$24,915,946	$29,778,784 [1]	$25,570,897	$22,299,615
Net realized gain (loss)	(30,855,947)	142,332,783 [2]	82,914,797	115,860,960
Payment by affiliates	—	(19,553) [3]	—	—
Net increase from payment by affiliates	—	4,454 [3]	—	—
Net change in unrealized appreciation (depreciation)	226,464,881	(57,452,229)	37,354,936	(38,748,453)
Net increase (decrease) in net assets resulting from operations	220,524,880	114,644,239	145,840,630	99,412,122

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(116,513,092)	(92,175,091)	(38,574,637)	(11,389,226)
Class C	(3,027,248)	(2,518,996)	(672,484)	(169,057)
Class R	(1,978,684)	(1,530,396)	(186,010)	(83,611)
Institutional Class[4]	(33,539,588)	(24,861,015)	(12,611,257)	(4,091,219)
Class R6	(1,644,831)	(1,530,200)	(306,111)	(118,714)
Class Y	(6,927,031)	(5,709,664)	(221,952)	(101,038)
	(163,630,474)	(128,325,362)	(52,572,451)	(15,952,865)

Capital Share Transactions (See Note 7):
Proceeds from shares sold:
Class A	37,111,822	33,631,437[5]	134,754,746	71,882,899
Class C	4,362,138	3,817,077[5]	3,919,234	4,920,594
Class R	2,045,166	2,340,415[5]	868,515	1,045,113
Institutional Class[4]	78,291,820	58,278,808[5]	79,869,643	67,538,672
Class R6	3,174,195	3,248,769[5]	2,172,767	1,127,089
Class Y	3,082,552	3,427,278[5]	544,380	1,098,302

Net assets from reorganization:[6]
Class A	—	—	318,367,122	—
Class C	—	—	3,234,346	—
Institutional Class	—	—	91,832,430	—
Class R6	—	—	880,928	—
Class Y	—	—	53,429	—
    39

Statements of changes in net assets
Ivy Funds
	Nomura Asset Strategy Fundφ		Nomura Balance Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26α	3/31/25
Capital Share Transactions (See Note 7) (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$109,239,765	$90,758,925	$37,845,103	$11,293,680
Class C	3,023,533	2,513,428	671,384	169,027
Class R	1,951,755	1,530,396	185,870	83,581
Institutional Class[4]	32,676,347	24,657,046	12,540,879	4,069,059
Class R6	1,588,560	1,483,471	298,277	114,746
Class Y	6,679,549	5,671,032	189,789	100,778
	283,227,202	231,358,082	688,228,842	163,443,540
Cost of shares redeemed:
Class A	(203,316,857)	(208,789,425)	(265,883,501)	(203,398,302)
Class C	(9,714,809)	(12,065,800)	(14,443,295)	(16,089,844)
Class R	(5,502,461)	(4,819,141)	(4,715,338)	(1,352,896)
Institutional Class[4]	(89,555,942)	(98,480,579)	(132,167,316)	(137,592,457)
Class R6	(3,279,662)	(9,314,775)	(2,606,982)	(3,037,166)
Class Y	(14,491,733)	(14,680,873)	(3,676,445)	(3,072,535)
	(325,861,464)	(348,150,593)	(423,492,877)	(364,543,200)
Increase (decrease) in net assets derived from capital share transactions	(42,634,262)	(116,792,511)	264,735,965	(201,099,660)
Net Increase (Decrease) in Net Assets	14,260,144	(130,473,634)	358,004,144	(117,640,403)

Net Assets:
Beginning of year	1,716,838,123	1,847,311,757	1,470,642,105	1,588,282,508
End of year	$1,731,098,267	$1,716,838,123	$1,828,646,249	$1,470,642,105
[1]	Excludes payment by affiliates.
[2]	Excludes net increase from payment by affiliates.
[3]	See Note 2 in “Notes to financial statements.”
[4]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[5]	Amount includes capital contribution by affiliates. See Note 2 in “Notes to financial statements.”
[6]	See Note 8 in “Notes to financial statements.”
φ Consolidated statements of changes in net assets.
α Consolidated statement of changes in net assets from August 22, 2025.
See accompanying notes, which are an integral part of the financial statements.
    40

	Nomura Climate Solutions Fund		Nomura Natural Resources Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,439,798	$1,351,609	$2,826,675	$1,727,343
Net realized gain (loss)	5,078,073	(10,436,371)	45,202,951	(4,454,439)
Net change in unrealized appreciation (depreciation)	30,669,772	3,980,084	47,376,960	93,715
Net increase (decrease) in net assets resulting from operations	37,187,643	(5,104,678)	95,406,586	(2,633,381)

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(407,408)	(553,956)	—	(5,008,256)
Class C	(6,359)	(17,850)	—	(103,853)
Class R	(115,746)	(145,887)	—	(261,292)
Institutional Class[1]	(375,943)	(520,196)	—	(1,900,818)
Class R6	(21,566)	(25,243)	—	(217,057)
Class Y	(22,304)	(24,485)	—	(379,258)

Return of capital:
Class A	—	—	—	(920,612)
Class C	—	—	—	(17,427)
Class R	—	—	—	(61,026)
Institutional Class[1]	—	—	—	(372,775)
Class R6	—	—	—	(41,853)
Class Y	—	—	—	(78,530)
	(949,326)	(1,287,617)	—	(9,362,757)

Capital Share Transactions (See Note 7):
Proceeds from shares sold:
Class A	1,410,792	1,946,092	8,035,277	10,394,117
Class C	42,726	74,580	213,693	318,845
Class R	1,493,192	1,460,714	1,709,211	921,101
Institutional Class[1]	6,048,928	6,957,678	20,026,163	7,424,689
Class R6	380,599	321,724	1,351,257	1,367,688
Class Y	271,530	296,232	2,316,643	1,122,867
    41

Statements of changes in net assets
Ivy Funds
	Nomura Climate Solutions Fund		Nomura Natural Resources Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Capital Share Transactions (See Note 7) (continued):
Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	$402,917	$551,238	$—	$5,842,905
Class C	6,345	17,764	—	121,266
Class R	115,740	145,887	—	322,318
Institutional Class[1]	360,454	511,578	—	2,260,305
Class R6	21,495	25,177	—	191,127
Class Y	21,043	24,158	—	457,303
	10,575,761	12,332,822	33,652,244	30,744,531
Cost of shares redeemed:
Class A	(12,322,970)	(19,737,362)	(23,308,031)	(29,201,965)
Class C	(1,174,392)	(1,610,955)	(643,828)	(796,846)
Class R	(3,965,570)	(6,197,732)	(1,766,981)	(3,591,430)
Institutional Class[1]	(14,464,706)	(23,746,750)	(13,007,939)	(16,578,963)
Class R6	(782,985)	(1,687,383)	(2,778,855)	(1,917,989)
Class Y	(740,745)	(2,255,231)	(3,194,350)	(2,685,356)
	(33,451,368)	(55,235,413)	(44,699,984)	(54,772,549)
Decrease in net assets derived from capital share transactions	(22,875,607)	(42,902,591)	(11,047,740)	(24,028,018)
Net Increase (Decrease) in Net Assets	13,362,710	(49,294,886)	84,358,846	(36,024,156)

Net Assets:
Beginning of year	98,527,511	147,822,397	166,627,567	202,651,723
End of year	$111,890,221	$98,527,511	$250,986,413	$166,627,567
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
See accompanying notes, which are an integral part of the financial statements.
    42

	Nomura Real Estate Securities Fund		Nomura Science and Technology Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Increase (Decrease) in Net Assets from Operations:
Net investment income (loss)	$1,476,884	$1,657,693	$(38,547,389)	$(33,361,058)
Net realized gain (loss)	12,690,445	21,636,594	1,023,184,020	1,204,678,718
Net change in unrealized appreciation (depreciation)	(6,055,404)	(13,832,570)	1,190,230,108	(937,796,843)
Net increase (decrease) in net assets resulting from operations	8,111,925	9,461,717	2,174,866,739	233,520,817

Dividends and Distributions to Shareholders from:
Distributable earnings:
Class A	(10,823,839)	(8,551,816)	(663,409,877)	(582,131,194)
Class C	(78,949)	(57,363)	(9,095,325)	(23,329,935)
Class R	(151,518)	(77,972)	(21,266,412)	(18,547,939)
Institutional Class[1]	(4,260,873)	(4,353,447)	(187,713,315)	(169,976,670)
Class R6	(773,709)	(471,494)	(23,112,407)	(19,798,380)
Class Y	(453,405)	(386,511)	(45,497,790)	(39,121,322)
	(16,542,293)	(13,898,603)	(950,095,126)	(852,905,440)

Capital Share Transactions (See Note 7):
Proceeds from shares sold:
Class A	1,695,103	2,196,186	114,297,114	102,330,044
Class C	193,099	38,854	6,603,030	6,285,131
Class R	429,199	291,452	14,416,930	15,859,535
Institutional Class[1]	5,708,657	6,676,645	272,703,140	225,619,311
Class R6	3,535,731	1,856,846	63,895,341	40,950,556
Class Y	241,321	262,470	61,231,968	51,276,586

Net asset value of shares issued upon reinvestment of dividends and distributions:
Class A	10,705,481	8,508,903	651,413,931	578,353,136
Class C	78,949	57,363	9,091,047	23,301,928
Class R	151,416	77,972	21,219,369	18,544,760
Institutional Class[1]	4,256,668	4,350,002	185,179,586	169,146,364
Class R6	758,572	277,165	22,543,660	19,201,734
Class Y	443,608	386,511	42,374,621	39,011,904
	28,197,804	24,980,369	1,464,969,737	1,289,880,989
    43

Statements of changes in net assets
Ivy Funds
	Nomura Real Estate Securities Fund		Nomura Science and Technology Fund
	Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25
Capital Share Transactions (See Note 7) (continued):
Cost of shares redeemed:
Class A	$(13,448,603)	$(18,231,348)	$(784,253,486)	$(750,542,261)
Class C	(161,644)	(269,916)	(30,568,555)	(34,123,626)
Class R	(241,696)	(195,437)	(38,133,829)	(39,866,893)
Institutional Class[1]	(15,042,062)	(20,942,173)	(530,949,235)	(434,166,523)
Class R6	(2,578,824)	(572,473)	(62,697,527)	(59,195,289)
Class Y	(534,693)	(1,088,902)	(99,317,477)	(87,738,455)
	(32,007,522)	(41,300,249)	(1,545,920,109)	(1,405,633,047)
Decrease in net assets derived from capital share transactions	(3,809,718)	(16,319,880)	(80,950,372)	(115,752,058)
Net Increase (Decrease) in Net Assets	(12,240,086)	(20,756,766)	1,143,821,241	(735,136,681)

Net Assets:
Beginning of year	95,857,817	116,614,583	5,050,576,846	5,785,713,527
End of year	$83,617,731	$95,857,817	$6,194,398,087	$5,050,576,846
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
See accompanying notes, which are an integral part of the financial statements.
    44

Financial highlights
Nomura Asset Strategy Fund Class Aφ
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$21.44	$21.66	$18.60	$23.05	$24.45

Income (loss) from investment operations:
Net investment income[1]	0.31	0.36[2]	0.45[2]	0.32	0.29
Net realized and unrealized gain (loss)	2.51[3]	1.04	3.23	(1.53)	1.12
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.82	1.40	3.68	(1.21)	1.41

Less dividends and distributions from:
Net investment income	(0.27)	(0.34)	(0.62)	(0.27)	(0.55)
Net realized gain	(1.93)	(1.28)	—	(2.97)	(2.26)
Total dividends and distributions	(2.20)	(1.62)	(0.62)	(3.24)	(2.81)

Capital contribution by affiliates	—	—[4]	—	—	—

Net asset value, end of period	$22.06	$21.44	$21.66	$18.60	$23.05

Total return[5]	13.03%[3,6]	6.41%[2,4]	20.14%[2]	(4.79%)	5.33%[7]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,217,397	$1,232,911	$1,327,361	$1,259,211	$1,531,209
Ratio of expenses to average net assets[8]	1.11%	1.11%	1.05%	1.15%	1.11%
Ratio of expenses to average net assets prior to fees waived[8]	1.11%	1.11%	1.05%	1.15%	1.11%
Ratio of net investment income to average net assets	1.35%	1.61%	2.29%	1.61%	1.16%
Ratio of net investment income to average net assets prior to fees waived	1.35%	1.61%	2.29%	1.61%	1.16%
Portfolio turnover	76%	67%	54%	74%	33%
φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and $0.07 and total return by 0.14% and 0.38% for the years ended March 31, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.06 and total return by 0.28%.
[4]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[6]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[7]	Payments by affiliates had no impact on net asset value and total return.
[8]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    45

Financial highlights
Nomura Asset Strategy Fund Class Cφ
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$19.17	$19.54	$16.84	$21.25	$22.75

Income (loss) from investment operations:
Net investment income[1]	0.12	0.17[2]	0.28[2]	0.11	0.08
Net realized and unrealized gain (loss)	2.23[3]	0.95	2.91	(1.44)	1.05
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.35	1.12	3.19	(1.33)	1.13

Less dividends and distributions from:
Net investment income	(0.13)	(0.21)	(0.49)	(0.11)	(0.37)
Net realized gain	(1.93)	(1.28)	—	(2.97)	(2.26)
Total dividends and distributions	(2.06)	(1.49)	(0.49)	(3.08)	(2.63)

Capital contribution by affiliates	—	—[4]	—	—	—

Net asset value, end of period	$19.46	$19.17	$19.54	$16.84	$21.25

Total return[5]	12.13%[3,6]	5.65%[2,4]	19.26%[2]	(5.80%)	4.49%[7]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$29,874	$31,469	$37,710	$48,216	$89,955
Ratio of expenses to average net assets[8]	1.86%	1.86%	1.80%	2.18%	1.92%
Ratio of expenses to average net assets prior to fees waived[8]	1.86%	1.86%	1.80%	2.18%	1.92%
Ratio of net investment income to average net assets	0.60%	0.87%	1.58%	0.58%	0.35%
Ratio of net investment income to average net assets prior to fees waived	0.60%	0.87%	1.58%	0.58%	0.35%
Portfolio turnover	76%	67%	54%	74%	33%
φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and $0.06 and total return by 0.15% and 0.36% for the years ended March 31, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.05 and total return by 0.26%.
[4]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[6]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[7]	Payments by affiliates had no impact on net asset value and total return.
[8]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
46

Nomura Asset Strategy Fund Class Rφ
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$20.98	$21.23	$18.24	$22.68	$24.09

Income (loss) from investment operations:
Net investment income[1]	0.25	0.29[2]	0.39[2]	0.25	0.20
Net realized and unrealized gain (loss)	2.44[3]	1.03	3.18	(1.51)	1.11
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.69	1.32	3.57	(1.26)	1.31

Less dividends and distributions from:
Net investment income	(0.22)	(0.29)	(0.58)	(0.21)	(0.46)
Net realized gain	(1.93)	(1.28)	—	(2.97)	(2.26)
Total dividends and distributions	(2.15)	(1.57)	(0.58)	(3.18)	(2.72)

Capital contribution by affiliates	—	—[4]	—	—	—

Net asset value, end of period	$21.52	$20.98	$21.23	$18.24	$22.68

Total return[5]	12.68%[3,6]	6.16%[2,4]	19.88%[2]	(5.10%)	4.98%[7]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$19,723	$20,596	$21,732	$20,073	$23,787
Ratio of expenses to average net assets[8]	1.36%	1.36%	1.30%	1.47%	1.46%
Ratio of expenses to average net assets prior to fees waived[8]	1.36%	1.36%	1.30%	1.47%	1.46%
Ratio of net investment income to average net assets	1.10%	1.36%	2.04%	1.29%	0.81%
Ratio of net investment income to average net assets prior to fees waived	1.10%	1.36%	2.04%	1.29%	0.81%
Portfolio turnover	76%	67%	54%	74%	33%
φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and $0.07 and total return by 0.14% and 0.38% for the years ended March 31, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.06 and total return by 0.29%.
[4]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[6]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[7]	Payments by affiliates had no impact on net asset value and total return.
[8]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    47

Financial highlights
Nomura Asset Strategy Fund Institutional Classφ
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$21.99	$22.17	$19.01	$23.48	$24.85

Income (loss) from investment operations:
Net investment income[1]	0.38	0.42[2]	0.51[2]	0.38	0.36
Net realized and unrealized gain (loss)	2.56[3]	1.08	3.31	(1.57)	1.14
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.94	1.50	3.82	(1.19)	1.50

Less dividends and distributions from:
Net investment income	(0.32)	(0.40)	(0.66)	(0.31)	(0.61)
Net realized gain	(1.93)	(1.28)	—	(2.97)	(2.26)
Total dividends and distributions	(2.25)	(1.68)	(0.66)	(3.28)	(2.87)

Capital contribution by affiliates	—	—[4]	—	—	—

Net asset value, end of period	$22.68	$21.99	$22.17	$19.01	$23.48

Total return[5]	13.28%[3,6]	6.69%[2,4]	20.49%[2]	(4.58%)	5.59%[7]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$373,050	$340,532	$358,336	$393,751	$597,362
Ratio of expenses to average net assets[8]	0.86%	0.86%	0.80%	0.90%	0.88%
Ratio of expenses to average net assets prior to fees waived[8]	0.86%	0.86%	0.80%	0.90%	0.88%
Ratio of net investment income to average net assets	1.59%	1.86%	2.56%	1.86%	1.39%
Ratio of net investment income to average net assets prior to fees waived	1.59%	1.86%	2.56%	1.86%	1.39%
Portfolio turnover	76%	67%	54%	74%	33%
φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and $0.07 and total return by 0.14% and 0.37% for the years ended March 31, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.06 and total return by 0.27%.
[4]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[6]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[7]	Payments by affiliates had no impact on net asset value and total return.
[8]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
48

Nomura Asset Strategy Fund Class R6φ
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$22.06	$22.23	$19.08	$23.55	$24.92

Income (loss) from investment operations:
Net investment income[1]	0.40	0.45[2]	0.51[2]	0.41	0.40
Net realized and unrealized gain (loss)	2.57[3]	1.08	3.32	(1.56)	1.14
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.97	1.53	3.83	(1.15)	1.54

Less dividends and distributions from:
Net investment income	(0.34)	(0.42)	(0.68)	(0.35)	(0.65)
Net realized gain	(1.93)	(1.28)	—	(2.97)	(2.26)
Total dividends and distributions	(2.27)	(1.70)	(0.68)	(3.32)	(2.91)

Capital contribution by affiliates	—	—[4]	—	—	—

Net asset value, end of period	$22.76	$22.06	$22.23	$19.08	$23.55

Total return[5]	13.40%[3,6]	6.80%[2,4]	20.45%[2]	(4.39%)	5.73%[7]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$18,092	$16,142	$20,788	$17,914	$16,520
Ratio of expenses to average net assets[8]	0.76%	0.76%	0.77%	0.77%	0.72%
Ratio of expenses to average net assets prior to fees waived[8]	0.76%	0.76%	0.77%	0.77%	0.72%
Ratio of net investment income to average net assets	1.69%	1.96%	2.56%	1.99%	1.56%
Ratio of net investment income to average net assets prior to fees waived	1.69%	1.96%	2.56%	1.99%	1.56%
Portfolio turnover	76%	67%	54%	74%	33%
φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and $0.07 and total return by 0.13% and 0.37% for the years ended March 31, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.06 and total return by 0.27%.
[4]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[6]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[7]	Payments by affiliates had no impact on net asset value and total return.
[8]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    49

Financial highlights
Nomura Asset Strategy Fund Class Yφ
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$21.56	$21.77	$18.69	$23.14	$24.53

Income (loss) from investment operations:
Net investment income[1]	0.31	0.36[2]	0.45[2]	0.33	0.30
Net realized and unrealized gain (loss)	2.51[3]	1.05	3.25	(1.53)	1.12
Payment by affiliates	—	—[4]	—	—	—
Total from investment operations	2.82	1.41	3.70	(1.20)	1.42

Less dividends and distributions from:
Net investment income	(0.26)	(0.34)	(0.62)	(0.28)	(0.55)
Net realized gain	(1.93)	(1.28)	—	(2.97)	(2.26)
Total dividends and distributions	(2.19)	(1.62)	(0.62)	(3.25)	(2.81)

Capital contributions	—	—[4]	—	—	—

Net asset value, end of period	$22.19	$21.56	$21.77	$18.69	$23.14

Total return[5]	13.00%[3,6]	6.42%[2,4]	20.15%[2]	(4.72%)	5.35%[6,7]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$72,962	$75,188	$81,385	$78,829	$96,913
Ratio of expenses to average net assets[8]	1.11%	1.11%	1.05%	1.11%	1.09%
Ratio of expenses to average net assets prior to fees waived[8]	1.11%	1.11%	1.05%	1.11%	1.11%
Ratio of net investment income to average net assets	1.35%	1.61%	2.30%	1.65%	1.17%
Ratio of net investment income to average net assets prior to fees waived	1.35%	1.61%	2.30%	1.65%	1.15%
Portfolio turnover	76%	67%	54%	74%	33%
φ	Consolidated financial highlights.
[1]	Calculated using average shares outstanding.
[2]	Amount includes the refunded European tax reclaims. These reclaims impacted the net investment income per share by $0.03 and $0.07 and total return by 0.14% and 0.37% for the years ended March 31, 2025 and 2024, respectively. See Note 1 in “Notes to financial statements.”
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.06 and total return by 0.28%.
[4]	Payment by affiliates and capital contribution by affiliates are less than $0.005 per share and 0.005% on total return. See Note 2 in "Notes to financial statements."
[5]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[6]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[7]	Payments by affiliates had no impact on net asset value and total return.
[8]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
50

Nomura Balanced Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26α	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$23.21	$22.02	$18.85	$25.53	$27.29

Income (loss) from investment operations:
Net investment income[1]	0.34	0.32	0.26	0.21	0.12
Net realized and unrealized gain (loss)	1.82	1.10	3.36[2]	(2.06)	1.28
Total from investment operations	2.16	1.42	3.62	(1.85)	1.40

Less dividends and distributions from:
Net investment income	(0.31)	(0.23)	(0.45)	(0.15)	(0.12)
Net realized gain	(0.38)	—	—	(4.68)	(3.04)
Total dividends and distributions	(0.69)	(0.23)	(0.45)	(4.83)	(3.16)

Net asset value, end of period	$24.68	$23.21	$22.02	$18.85	$25.53

Total return[3]	9.27%[4]	6.48%[4]	19.36%[2,4]	(6.71%)	4.57%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,372,413	$1,080,933	$1,140,285	$1,102,496	$1,485,004
Ratio of expenses to average net assets[5]	0.99%[6]	1.05%	1.06%	1.10%	1.04%
Ratio of expenses to average net assets prior to fees waived[5]	1.11%[6]	1.08%	1.07%	1.10%	1.04%
Ratio of net investment income to average net assets	1.37%	1.40%	1.30%	0.97%	0.44%
Ratio of net investment income to average net assets prior to fees waived	1.25%	1.37%	1.29%	0.97%	0.44%
Portfolio turnover	80%	76%	73%	82%	94%
α	Consolidated financial highlights from August 22, 2025.
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2026.
See accompanying notes, which are an integral part of the financial statements.
    51

Financial highlights
Nomura Balanced Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26α	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$22.72	$21.60	$18.49	$25.21	$26.98

Income (loss) from investment operations:
Net investment income (loss)[1]	0.16	0.15	0.11	0.01	(0.09)
Net realized and unrealized gain (loss)	1.77	1.07	3.29[2]	(2.03)	1.25
Total from investment operations	1.93	1.22	3.40	(2.02)	1.16

Less dividends and distributions from:
Net investment income	(0.12)	(0.10)	(0.29)	(0.02)	—
Net realized gain	(0.38)	—	—	(4.68)	(2.93)
Total dividends and distributions	(0.50)	(0.10)	(0.29)	(4.70)	(2.93)

Net asset value, end of period	$24.15	$22.72	$21.60	$18.49	$25.21

Total return[3]	8.44%[4]	5.66%[4]	18.44%[2,4]	(7.53%)	3.77%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$30,026	$34,221	$43,118	$63,537	$117,058
Ratio of expenses to average net assets[5]	1.74%[6]	1.80%	1.81%	1.98%	1.82%
Ratio of expenses to average net assets prior to fees waived[5]	1.86%[6]	1.83%	1.82%	1.98%	1.82%
Ratio of net investment income (loss) to average net assets	0.64%	0.65%	0.55%	0.06%	(0.34%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.52%	0.62%	0.54%	0.06%	(0.34%)
Portfolio turnover	80%	76%	73%	82%	94%
α	Consolidated financial highlights from August 22, 2025.
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2026.
See accompanying notes, which are an integral part of the financial statements.
52

Nomura Balanced Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26α	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$23.10	$21.93	$18.78	$25.46	$27.22

Income (loss) from investment operations:
Net investment income[1]	0.28	0.27	0.21	0.15	0.01
Net realized and unrealized gain (loss)	1.80	1.09	3.35[2]	(2.05)	1.26
Total from investment operations	2.08	1.36	3.56	(1.90)	1.27

Less dividends and distributions from:
Net investment income	(0.21)	(0.19)	(0.41)	(0.10)	(0.01)
Net realized gain	(0.38)	—	—	(4.68)	(3.02)
Total dividends and distributions	(0.59)	(0.19)	(0.41)	(4.78)	(3.03)

Net asset value, end of period	$24.59	$23.10	$21.93	$18.78	$25.46

Total return[3]	8.97%[4]	6.23%[4]	19.04%[2,4]	(6.97%)	4.15%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,951	$9,794	$9,503	$8,650	$10,852
Ratio of expenses to average net assets[5]	1.24%[6]	1.30%	1.31%	1.38%	1.44%
Ratio of expenses to average net assets prior to fees waived[5]	1.36%[6]	1.33%	1.32%	1.38%	1.44%
Ratio of net investment income to average net assets	1.14%	1.15%	1.05%	0.70%	0.04%
Ratio of net investment income to average net assets prior to fees waived	1.02%	1.12%	1.04%	0.70%	0.04%
Portfolio turnover	80%	76%	73%	82%	94%
α	Consolidated financial highlights from August 22, 2025.
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2026.
See accompanying notes, which are an integral part of the financial statements.
    53

Financial highlights
Nomura Balanced Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26α	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$23.24	$22.03	$18.86	$25.54	$27.29

Income (loss) from investment operations:
Net investment income[1]	0.41	0.38	0.31	0.26	0.18
Net realized and unrealized gain (loss)	1.82	1.11	3.36[2]	(2.06)	1.28
Total from investment operations	2.23	1.49	3.67	(1.80)	1.46

Less dividends and distributions from:
Net investment income	(0.37)	(0.28)	(0.50)	(0.20)	(0.17)
Net realized gain	(0.38)	—	—	(4.68)	(3.04)
Total dividends and distributions	(0.75)	(0.28)	(0.50)	(4.88)	(3.21)

Net asset value, end of period	$24.72	$23.24	$22.03	$18.86	$25.54

Total return[3]	9.56%[4]	6.76%[4]	19.63%[2,4]	(6.52%)	4.82%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$402,286	$327,848	$375,021	$406,338	$745,878
Ratio of expenses to average net assets[5]	0.74%[6]	0.80%	0.81%	0.88%	0.84%
Ratio of expenses to average net assets prior to fees waived[5]	0.86%[6]	0.83%	0.82%	0.88%	0.84%
Ratio of net investment income to average net assets	1.62%	1.65%	1.55%	1.17%	0.64%
Ratio of net investment income to average net assets prior to fees waived	1.50%	1.62%	1.54%	1.17%	0.64%
Portfolio turnover	80%	76%	73%	82%	94%
α	Consolidated financial highlights from August 22, 2025.
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2026.
See accompanying notes, which are an integral part of the financial statements.
54

Nomura Balanced Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26α	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$23.31	$22.09	$18.91	$25.60	$27.36

Income (loss) from investment operations:
Net investment income[1]	0.43	0.40	0.32	0.29	0.22
Net realized and unrealized gain (loss)	1.82	1.11	3.38[2]	(2.07)	1.27
Total from investment operations	2.25	1.51	3.70	(1.78)	1.49

Less dividends and distributions from:
Net investment income	(0.39)	(0.29)	(0.52)	(0.23)	(0.21)
Net realized gain	(0.38)	—	—	(4.68)	(3.04)
Total dividends and distributions	(0.77)	(0.29)	(0.52)	(4.91)	(3.25)

Net asset value, end of period	$24.79	$23.31	$22.09	$18.91	$25.60

Total return[3]	9.61%[4]	6.86%[4]	19.72%[2,4]	(6.39%)	4.93%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10,023	$8,678	$9,906	$9,291	$10,232
Ratio of expenses to average net assets[5]	0.66%[6]	0.71%	0.76%	0.75%	0.70%
Ratio of expenses to average net assets prior to fees waived[5]	0.78%[6]	0.74%	0.77%	0.75%	0.70%
Ratio of net investment income to average net assets	1.71%	1.74%	1.61%	1.33%	0.78%
Ratio of net investment income to average net assets prior to fees waived	1.59%	1.71%	1.60%	1.33%	0.78%
Portfolio turnover	80%	76%	73%	82%	94%
α	Consolidated financial highlights from August 22, 2025.
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2026.
See accompanying notes, which are an integral part of the financial statements.
    55

Financial highlights
Nomura Balanced Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26α	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$23.22	$22.02	$18.85	$25.54	$27.29

Income (loss) from investment operations:
Net investment income[1]	0.35	0.32	0.26	0.22	0.12
Net realized and unrealized gain (loss)	1.80	1.11	3.36[2]	(2.07)	1.28
Total from investment operations	2.15	1.43	3.62	(1.85)	1.40

Less dividends and distributions from:
Net investment income	(0.29)	(0.23)	(0.45)	(0.16)	(0.11)
Net realized gain	(0.38)	—	—	(4.68)	(3.04)
Total dividends and distributions	(0.67)	(0.23)	(0.45)	(4.84)	(3.15)

Net asset value, end of period	$24.70	$23.22	$22.02	$18.85	$25.54

Total return[3]	9.24%[4]	6.51%[4]	19.35%[2,4]	(6.71%)	4.59%[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,947	$9,168	$10,450	$10,194	$12,699
Ratio of expenses to average net assets[5]	0.99%[6]	1.05%	1.06%	1.07%	1.04%
Ratio of expenses to average net assets prior to fees waived[5]	1.11%[6]	1.08%	1.07%	1.07%	1.08%
Ratio of net investment income to average net assets	1.39%	1.40%	1.31%	1.01%	0.44%
Ratio of net investment income to average net assets prior to fees waived	1.27%	1.37%	1.30%	1.01%	0.40%
Portfolio turnover	80%	76%	73%	82%	94%
α	Consolidated financial highlights from August 22, 2025.
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.03 and total return by 0.16%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
[6]	Includes non-recurring expenses of 0.02% for the year ended March 31, 2026.
See accompanying notes, which are an integral part of the financial statements.
56

Nomura Climate Solutions Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$8.64	$9.25	$9.88	$9.69	$6.18

Income (loss) from investment operations:
Net investment income[1]	0.14	0.10	0.09	0.18	0.11
Net realized and unrealized gain (loss)	3.64	(0.60)	(0.48)[2]	0.18	3.51
Total from investment operations	3.78	(0.50)	(0.39)	0.36	3.62

Less dividends and distributions from:
Net investment income	(0.10)	(0.11)	(0.24)	(0.17)	(0.11)
Total dividends and distributions	(0.10)	(0.11)	(0.24)	(0.17)	(0.11)

Net asset value, end of period	$12.32	$8.64	$9.25	$9.88	$9.69

Total return[3]	43.94%	(5.52%)	(3.92%)[2]	3.68%	59.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$45,473	$40,972	$60,980	$91,379	$104,280
Ratio of expenses to average net assets[4]	1.24%	1.24%	1.24%	1.28%	1.35%
Ratio of expenses to average net assets prior to fees waived[4]	1.62%	1.50%	1.43%	1.48%	1.72%
Ratio of net investment income to average net assets	1.39%	1.04%	1.00%	1.80%	1.60%
Ratio of net investment income to average net assets prior to fees waived	1.01%	0.78%	0.81%	1.60%	1.23%
Portfolio turnover	29%	20%	13%	108%	113%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    57

Financial highlights
Nomura Climate Solutions Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$7.91	$8.48	$9.03	$8.88	$5.68

Income (loss) from investment operations:
Net investment income[1]	0.06	0.02	0.03	0.09	0.06
Net realized and unrealized gain (loss)	3.33	(0.55)	(0.44)[2]	0.17	3.21
Total from investment operations	3.39	(0.53)	(0.41)	0.26	3.27

Less dividends and distributions from:
Net investment income	(0.02)	(0.04)	(0.14)	(0.11)	(0.07)
Total dividends and distributions	(0.02)	(0.04)	(0.14)	(0.11)	(0.07)

Net asset value, end of period	$11.28	$7.91	$8.48	$9.03	$8.88

Total return[3]	42.91%	(6.29%)	(4.57%)[2]	2.88%	57.97%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,119	$3,164	$4,902	$9,909	$13,503
Ratio of expenses to average net assets[4]	1.99%	1.99%	1.99%	2.03%	2.09%
Ratio of expenses to average net assets prior to fees waived[4]	2.37%	2.25%	2.18%	2.17%	2.34%
Ratio of net investment income to average net assets	0.68%	0.29%	0.32%	1.00%	0.87%
Ratio of net investment income to average net assets prior to fees waived	0.30%	0.03%	0.13%	0.86%	0.62%
Portfolio turnover	29%	20%	13%	108%	113%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.11%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
58

Nomura Climate Solutions Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$8.53	$9.13	$9.74	$9.57	$6.10

Income (loss) from investment operations:
Net investment income[1]	0.11	0.07	0.07	0.15	0.09
Net realized and unrealized gain (loss)	3.59	(0.59)	(0.48)[2]	0.17	3.46
Total from investment operations	3.70	(0.52)	(0.41)	0.32	3.55

Less dividends and distributions from:
Net investment income	(0.08)	(0.08)	(0.20)	(0.15)	(0.08)
Total dividends and distributions	(0.08)	(0.08)	(0.20)	(0.15)	(0.08)

Net asset value, end of period	$12.15	$8.53	$9.13	$9.74	$9.57

Total return[3]	43.52%[4]	(5.72%)[4]	(4.14%)[2,4]	3.31%[4]	58.80%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$17,087	$14,060	$19,602	$33,606	$36,368
Ratio of expenses to average net assets[5]	1.49%	1.49%	1.49%	1.56%	1.73%
Ratio of expenses to average net assets prior to fees waived[5]	1.87%	1.75%	1.68%	1.57%	1.73%
Ratio of net investment income to average net assets	1.11%	0.77%	0.77%	1.49%	1.23%
Ratio of net investment income to average net assets prior to fees waived	0.73%	0.51%	0.58%	1.48%	1.23%
Portfolio turnover	29%	20%	13%	108%	113%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    59

Financial highlights
Nomura Climate Solutions Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$9.06	$9.69	$10.34	$10.13	$6.45

Income (loss) from investment operations:
Net investment income[1]	0.17	0.13	0.13	0.22	0.14
Net realized and unrealized gain (loss)	3.83	(0.64)	(0.51)[2]	0.18	3.67
Total from investment operations	4.00	(0.51)	(0.38)	0.40	3.81

Less dividends and distributions from:
Net investment income	(0.12)	(0.12)	(0.27)	(0.19)	(0.13)
Total dividends and distributions	(0.12)	(0.12)	(0.27)	(0.19)	(0.13)

Net asset value, end of period	$12.94	$9.06	$9.69	$10.34	$10.13

Total return[3]	44.33%	(5.32%)	(3.69%)[2]	3.97%	59.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$41,771	$36,515	$55,024	$97,636	$110,841
Ratio of expenses to average net assets[4]	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of expenses to average net assets prior to fees waived[4]	1.37%	1.25%	1.18%	1.00%	1.14%
Ratio of net investment income to average net assets	1.63%	1.29%	1.32%	2.09%	1.93%
Ratio of net investment income to average net assets prior to fees waived	1.25%	1.03%	1.13%	2.08%	1.78%
Portfolio turnover	29%	20%	13%	108%	113%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
60

Nomura Climate Solutions Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$9.10	$9.73	$10.39	$10.18	$6.49

Income (loss) from investment operations:
Net investment income[1]	0.19	0.15	0.13	0.22	0.16
Net realized and unrealized gain (loss)	3.84	(0.65)	(0.51)[2]	0.19	3.66
Total from investment operations	4.03	(0.50)	(0.38)	0.41	3.82

Less dividends and distributions from:
Net investment income	(0.14)	(0.13)	(0.28)	(0.20)	(0.13)
Total dividends and distributions	(0.14)	(0.13)	(0.28)	(0.20)	(0.13)

Net asset value, end of period	$12.99	$9.10	$9.73	$10.39	$10.18

Total return[3]	44.59%	(5.17%)	(3.58%)[2]	4.03%	59.68%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,599	$1,431	$2,879	$3,411	$6,610
Ratio of expenses to average net assets[4]	0.82%	0.82%	0.88%	0.96%	0.98%
Ratio of expenses to average net assets prior to fees waived[4]	1.20%	1.08%	1.07%	0.97%	0.99%
Ratio of net investment income to average net assets	1.78%	1.52%	1.35%	2.09%	2.07%
Ratio of net investment income to average net assets prior to fees waived	1.40%	1.26%	1.16%	2.08%	2.06%
Portfolio turnover	29%	20%	13%	108%	113%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    61

Financial highlights
Nomura Climate Solutions Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$8.85	$9.46	$10.08	$9.85	$6.28

Income (loss) from investment operations:
Net investment income[1]	0.14	0.10	0.10	0.18	0.12
Net realized and unrealized gain (loss)	3.74	(0.63)	(0.49)[2]	0.19	3.56
Total from investment operations	3.88	(0.53)	(0.39)	0.37	3.68

Less dividends and distributions from:
Net investment income	(0.10)	(0.08)	(0.23)	(0.14)	(0.11)
Total dividends and distributions	(0.10)	(0.08)	(0.23)	(0.14)	(0.11)

Net asset value, end of period	$12.63	$8.85	$9.46	$10.08	$9.85

Total return[3]	43.97%	(5.63%)	(3.89%)[2]	3.69%	59.24%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,841	$2,386	$4,435	$7,290	$11,467
Ratio of expenses to average net assets[4]	1.24%	1.24%	1.24%	1.28%	1.35%
Ratio of expenses to average net assets prior to fees waived[4]	1.62%	1.50%	1.43%	1.29%	1.38%
Ratio of net investment income to average net assets	1.38%	1.07%	1.03%	1.81%	1.61%
Ratio of net investment income to average net assets prior to fees waived	1.00%	0.81%	0.84%	1.80%	1.58%
Portfolio turnover	29%	20%	13%	108%	113%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlement received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.01 and total return by 0.10%.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
62

Nomura Natural Resources Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.05	$16.16	$15.75	$16.92	$12.42

Income (loss) from investment operations:
Net investment income[1]	0.26	0.14	0.39	0.35	0.21
Net realized and unrealized gain (loss)	9.09	(0.40)	0.33	(1.20)	4.61
Total from investment operations	9.35	(0.26)	0.72	(0.85)	4.82

Less dividends and distributions from:
Net investment income	—	(0.72)	(0.31)	(0.32)	(0.32)
Return of capital	—	(0.13)	—	—	—
Total dividends and distributions	—	(0.85)	(0.31)	(0.32)	(0.32)

Net asset value, end of period	$24.40	$15.05	$16.16	$15.75	$16.92

Total return[2]	62.13%[3]	(1.80%)[3]	4.63%	(5.03%)[3]	39.47%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$146,543	$102,747	$123,472	$150,383	$170,746
Ratio of expenses to average net assets[4]	1.28%	1.39%	1.20%	1.44%	1.82%
Ratio of expenses to average net assets prior to fees waived[4]	1.50%	1.46%	1.20%	1.65%	1.82%
Ratio of net investment income to average net assets	1.41%	0.86%	2.54%	2.20%	1.57%
Ratio of net investment income to average net assets prior to fees waived	1.19%	0.79%	2.54%	1.99%	1.57%
Portfolio turnover	65%	47%	37%	48%	116%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    63

Financial highlights
Nomura Natural Resources Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$11.92	$12.99	$12.71	$13.81	$10.22

Income (loss) from investment operations:
Net investment income[1]	0.10	0.01	0.21	0.19	0.09
Net realized and unrealized gain (loss)	7.15	(0.31)	0.28	(0.98)	3.77
Total from investment operations	7.25	(0.30)	0.49	(0.79)	3.86

Less dividends and distributions from:
Net investment income	—	(0.64)	(0.21)	(0.31)	(0.27)
Return of capital	—	(0.13)	—	—	—
Total dividends and distributions	—	(0.77)	(0.21)	(0.31)	(0.27)

Net asset value, end of period	$19.17	$11.92	$12.99	$12.71	$13.81

Total return[2]	60.82%[3]	(2.52%)[3]	3.89%	(5.76%)[3]	38.45%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,397	$1,874	$2,394	$3,846	$3,460
Ratio of expenses to average net assets[4]	2.03%	2.14%	1.95%	2.20%	2.52%
Ratio of expenses to average net assets prior to fees waived[4]	2.25%	2.21%	1.95%	2.42%	2.52%
Ratio of net investment income to average net assets	0.66%	0.10%	1.72%	1.46%	0.84%
Ratio of net investment income to average net assets prior to fees waived	0.44%	0.03%	1.72%	1.24%	0.84%
Portfolio turnover	65%	47%	37%	48%	116%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
64

Nomura Natural Resources Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$14.87	$15.93	$15.52	$16.69	$12.25

Income (loss) from investment operations:
Net investment income[1]	0.21	0.10	0.35	0.32	0.22
Net realized and unrealized gain (loss)	8.96	(0.39)	0.31	(1.19)	4.54
Total from investment operations	9.17	(0.29)	0.66	(0.87)	4.76

Less dividends and distributions from:
Net investment income	—	(0.64)	(0.25)	(0.30)	(0.32)
Return of capital	—	(0.13)	—	—	—
Total dividends and distributions	—	(0.77)	(0.25)	(0.30)	(0.32)

Net asset value, end of period	$24.04	$14.87	$15.93	$15.52	$16.69

Total return[2]	61.67%[3]	(2.00%)[3]	4.33%	(5.21%)[3]	39.60%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$9,876	$6,305	$9,011	$12,202	$14,145
Ratio of expenses to average net assets[4]	1.53%	1.64%	1.45%	1.64%	1.78%
Ratio of expenses to average net assets prior to fees waived[4]	1.75%	1.71%	1.45%	1.66%	1.78%
Ratio of net investment income to average net assets	1.14%	0.60%	2.28%	2.03%	1.60%
Ratio of net investment income to average net assets prior to fees waived	0.92%	0.53%	2.28%	2.01%	1.60%
Portfolio turnover	65%	47%	37%	48%	116%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    65

Financial highlights
Nomura Natural Resources Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.88	$16.99	$16.52	$17.72	$12.99

Income (loss) from investment operations:
Net investment income[1]	0.32	0.19	0.45	0.42	0.31
Net realized and unrealized gain (loss)	9.61	(0.43)	0.35	(1.25)	4.82
Total from investment operations	9.93	(0.24)	0.80	(0.83)	5.13

Less dividends and distributions from:
Net investment income	—	(0.74)	(0.33)	(0.37)	(0.40)
Return of capital	—	(0.13)	—	—	—
Total dividends and distributions	—	(0.87)	(0.33)	(0.37)	(0.40)

Net asset value, end of period	$25.81	$15.88	$16.99	$16.52	$17.72

Total return[2]	62.53%[3]	(1.57%)[3]	4.93%	(4.73%)[3]	40.30%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$73,799	$42,165	$51,824	$76,474	$84,343
Ratio of expenses to average net assets[4]	1.03%	1.14%	0.95%	1.11%	1.21%
Ratio of expenses to average net assets prior to fees waived[4]	1.25%	1.21%	0.95%	1.14%	1.21%
Ratio of net investment income to average net assets	1.62%	1.12%	2.78%	2.52%	2.17%
Ratio of net investment income to average net assets prior to fees waived	1.40%	1.05%	2.78%	2.49%	2.17%
Portfolio turnover	65%	47%	37%	48%	116%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
66

Nomura Natural Resources Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.86	$16.96	$16.56	$17.79	$13.03

Income (loss) from investment operations:
Net investment income[1]	0.37	0.22	0.48	0.42	0.36
Net realized and unrealized gain (loss)	9.60	(0.43)	0.31	(1.24)	4.82
Total from investment operations	9.97	(0.21)	0.79	(0.82)	5.18

Less dividends and distributions from:
Net investment income	—	(0.76)	(0.39)	(0.41)	(0.42)
Return of capital	—	(0.13)	—	—	—
Total dividends and distributions	—	(0.89)	(0.39)	(0.41)	(0.42)

Net asset value, end of period	$25.83	$15.86	$16.96	$16.56	$17.79

Total return[2]	62.86%[3]	(1.41%)[3]	4.89%	(4.63%)[3]	40.61%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,477	$4,730	$5,446	$4,213	$2,228
Ratio of expenses to average net assets[4]	0.86%	0.98%	0.92%	1.03%	1.04%
Ratio of expenses to average net assets prior to fees waived[4]	1.08%	1.05%	0.92%	1.07%	1.04%
Ratio of net investment income to average net assets	1.89%	1.26%	2.93%	2.49%	2.46%
Ratio of net investment income to average net assets prior to fees waived	1.67%	1.19%	2.93%	2.45%	2.46%
Portfolio turnover	65%	47%	37%	48%	116%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    67

Financial highlights
Nomura Natural Resources Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.53	$16.63	$16.19	$17.38	$12.74

Income (loss) from investment operations:
Net investment income[1]	0.27	0.14	0.40	0.38	0.28
Net realized and unrealized gain (loss)	9.38	(0.41)	0.33	(1.24)	4.73
Total from investment operations	9.65	(0.27)	0.73	(0.86)	5.01

Less dividends and distributions from:
Net investment income	—	(0.70)	(0.29)	(0.33)	(0.37)
Return of capital	—	(0.13)	—	—	—
Total dividends and distributions	—	(0.83)	(0.29)	(0.33)	(0.37)

Net asset value, end of period	$25.18	$15.53	$16.63	$16.19	$17.38

Total return[2]	62.14%[3]	(1.79%)[3]	4.60%	(4.95%)[3]	40.08%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12,894	$8,807	$10,505	$12,632	$14,348
Ratio of expenses to average net assets[4]	1.28%	1.39%	1.20%	1.35%	1.42%
Ratio of expenses to average net assets prior to fees waived[4]	1.50%	1.46%	1.20%	1.38%	1.42%
Ratio of net investment income to average net assets	1.40%	0.86%	2.54%	2.27%	1.97%
Ratio of net investment income to average net assets prior to fees waived	1.18%	0.79%	2.54%	2.24%	1.97%
Portfolio turnover	65%	47%	37%	48%	116%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
68

Nomura Real Estate Securities Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$14.92	$15.74	$16.43	$27.72	$24.82

Income (loss) from investment operations:
Net investment income[1]	0.23	0.23	0.26	0.30	0.21
Net realized and unrealized gain (loss)	1.10	1.21	0.79	(5.87)	6.44
Total from investment operations	1.33	1.44	1.05	(5.57)	6.65

Less dividends and distributions from:
Net investment income	(0.32)	(0.26)	(0.55)	(0.40)	(0.14)
Net realized gain	(2.74)	(2.00)	(1.19)	(5.32)	(3.61)
Total dividends and distributions	(3.06)	(2.26)	(1.74)	(5.72)	(3.75)

Net asset value, end of period	$13.19	$14.92	$15.74	$16.43	$27.72

Total return[2]	9.70%[3]	8.89%[3]	6.55%[3]	(20.26%)[3]	26.90%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$53,274	$59,981	$70,391	$86,795	$143,562
Ratio of expenses to average net assets[4]	1.20%	1.20%	1.20%	1.29%	1.38%
Ratio of expenses to average net assets prior to fees waived[4]	1.72%	1.54%	1.39%	1.57%	1.38%
Ratio of net investment income to average net assets	1.60%	1.46%	1.62%	1.39%	0.74%
Ratio of net investment income to average net assets prior to fees waived	1.08%	1.12%	1.43%	1.11%	0.74%
Portfolio turnover	37%	45%	36%	57%	43%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    69

Financial highlights
Nomura Real Estate Securities Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$13.93	$14.86	$15.60	$26.73	$24.11

Income (loss) from investment operations:
Net investment income (loss)[1]	0.11	0.11	0.13	0.10	(0.07)
Net realized and unrealized gain (loss)	1.02	1.13	0.76	(5.66)	6.27
Total from investment operations	1.13	1.24	0.89	(5.56)	6.20

Less dividends and distributions from:
Net investment income	(0.24)	(0.17)	(0.44)	(0.25)	—
Net realized gain	(2.74)	(2.00)	(1.19)	(5.32)	(3.58)
Total dividends and distributions	(2.98)	(2.17)	(1.63)	(5.57)	(3.58)

Net asset value, end of period	$12.08	$13.93	$14.86	$15.60	$26.73

Total return[2]	8.86%[3]	8.07%[3]	5.79%[3]	(21.00%)[3]	25.74%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$446	$380	$577	$815	$1,707
Ratio of expenses to average net assets[4]	1.95%	1.95%	1.95%	2.19%	2.33%
Ratio of expenses to average net assets prior to fees waived[4]	2.47%	2.29%	2.14%	2.76%	2.33%
Ratio of net investment income (loss) to average net assets	0.82%	0.72%	0.83%	0.49%	(0.24%)
Ratio of net investment income (loss) to average net assets prior to fees waived	0.30%	0.38%	0.64%	(0.08%)	(0.24%)
Portfolio turnover	37%	45%	36%	57%	43%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
70

Nomura Real Estate Securities Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$14.83	$15.67	$16.36	$27.66	$24.78

Income (loss) from investment operations:
Net investment income[1]	0.19	0.18	0.19	0.20	0.12
Net realized and unrealized gain (loss)	1.09	1.22	0.82	(5.82)	6.44
Total from investment operations	1.28	1.40	1.01	(5.62)	6.56

Less dividends and distributions from:
Net investment income	(0.30)	(0.24)	(0.51)	(0.36)	(0.07)
Net realized gain	(2.74)	(2.00)	(1.19)	(5.32)	(3.61)
Total dividends and distributions	(3.04)	(2.24)	(1.70)	(5.68)	(3.68)

Net asset value, end of period	$13.07	$14.83	$15.67	$16.36	$27.66

Total return[2]	9.38%[3]	8.67%[3]	6.33%[3]	(20.50%)[3]	26.55%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$876	$618	$477	$497	$555
Ratio of expenses to average net assets[4]	1.45%	1.45%	1.45%	1.54%	1.69%
Ratio of expenses to average net assets prior to fees waived[4]	1.97%	1.79%	1.64%	1.65%	1.69%
Ratio of net investment income to average net assets	1.33%	1.12%	1.22%	0.93%	0.42%
Ratio of net investment income to average net assets prior to fees waived	0.81%	0.78%	1.03%	0.82%	0.42%
Portfolio turnover	37%	45%	36%	57%	43%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    71

Financial highlights
Nomura Real Estate Securities Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.27	$16.04	$16.70	$28.05	$25.05

Income (loss) from investment operations:
Net investment income[1]	0.27	0.28	0.32	0.38	0.29
Net realized and unrealized gain (loss)	1.13	1.23	0.79	(5.97)	6.52
Total from investment operations	1.40	1.51	1.11	(5.59)	6.81

Less dividends and distributions from:
Net investment income	(0.36)	(0.28)	(0.58)	(0.44)	(0.20)
Net realized gain	(2.74)	(2.00)	(1.19)	(5.32)	(3.61)
Total dividends and distributions	(3.10)	(2.28)	(1.77)	(5.76)	(3.81)

Net asset value, end of period	$13.57	$15.27	$16.04	$16.70	$28.05

Total return[2]	9.90%[3]	9.22%[3]	6.84%[3]	(20.07%)[3]	27.32%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$21,962	$29,108	$40,263	$64,516	$133,161
Ratio of expenses to average net assets[4]	0.95%	0.95%	0.95%	1.00%	1.09%
Ratio of expenses to average net assets prior to fees waived[4]	1.47%	1.29%	1.14%	1.09%	1.09%
Ratio of net investment income to average net assets	1.83%	1.74%	1.94%	1.74%	1.01%
Ratio of net investment income to average net assets prior to fees waived	1.31%	1.40%	1.75%	1.65%	1.01%
Portfolio turnover	37%	45%	36%	57%	43%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
72

Nomura Real Estate Securities Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.30	$16.07	$16.74	$28.10	$25.09

Income (loss) from investment operations:
Net investment income[1]	0.30	0.28	0.31	0.28	0.36
Net realized and unrealized gain (loss)	1.13	1.26	0.82	(5.86)	6.50
Total from investment operations	1.43	1.54	1.13	(5.58)	6.86

Less dividends and distributions from:
Net investment income	(0.38)	(0.31)	(0.61)	(0.46)	(0.24)
Net realized gain	(2.74)	(2.00)	(1.19)	(5.32)	(3.61)
Total dividends and distributions	(3.12)	(2.31)	(1.80)	(5.78)	(3.85)

Net asset value, end of period	$13.61	$15.30	$16.07	$16.74	$28.10

Total return[2]	10.11%[3]	9.36%[3]	6.94%[3]	(19.99%)[3]	27.48%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,740	$3,373	$1,938	$1,973	$1,112
Ratio of expenses to average net assets[4]	0.80%	0.80%	0.85%	0.99%	0.93%
Ratio of expenses to average net assets prior to fees waived[4]	1.32%	1.14%	1.09%	1.06%	0.93%
Ratio of net investment income to average net assets	1.97%	1.73%	1.90%	1.38%	1.26%
Ratio of net investment income to average net assets prior to fees waived	1.45%	1.39%	1.66%	1.31%	1.26%
Portfolio turnover	37%	45%	36%	57%	43%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager. Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    73

Financial highlights
Nomura Real Estate Securities Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$15.14	$15.93	$16.60	$27.79	$24.87

Income (loss) from investment operations:
Net investment income[1]	0.23	0.24	0.25	0.43	0.23
Net realized and unrealized gain (loss)	1.12	1.22	0.81	(6.02)	6.45
Total from investment operations	1.35	1.46	1.06	(5.59)	6.68

Less dividends and distributions from:
Net investment income	(0.32)	(0.25)	(0.54)	(0.28)	(0.15)
Net realized gain	(2.74)	(2.00)	(1.19)	(5.32)	(3.61)
Total dividends and distributions	(3.06)	(2.25)	(1.73)	(5.60)	(3.76)

Net asset value, end of period	$13.43	$15.14	$15.93	$16.60	$27.79

Total return[2]	9.69%[3]	8.93%[3]	6.57%[3]	(20.27%)[3]	26.98%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,320	$2,398	$2,969	$3,481	$90,376
Ratio of expenses to average net assets[4]	1.20%	1.20%	1.20%	1.25%	1.31%
Ratio of expenses to average net assets prior to fees waived[4]	1.72%	1.54%	1.39%	1.29%	1.31%
Ratio of net investment income to average net assets	1.59%	1.51%	1.52%	1.79%	0.82%
Ratio of net investment income to average net assets prior to fees waived	1.07%	1.17%	1.33%	1.75%	0.82%
Portfolio turnover	37%	45%	36%	57%	43%
[1]	Calculated using average shares outstanding.
[2]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[3]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
74

Nomura Science and Technology Fund Class A
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$46.51	$53.07	$42.38	$63.48	$92.04

Income (loss) from investment operations:
Net investment loss[1]	(0.40)	(0.34)	(0.23)	(0.24)	(0.66)
Net realized and unrealized gain (loss)	21.22	3.02[2]	16.25[2]	(8.49)	2.73
Total from investment operations	20.82	2.68	16.02	(8.73)	2.07

Less dividends and distributions from:
Net realized gain	(10.60)	(9.24)	(5.33)	(12.37)	(30.63)
Total dividends and distributions	(10.60)	(9.24)	(5.33)	(12.37)	(30.63)

Net asset value, end of period	$56.73	$46.51	$53.07	$42.38	$63.48

Total return[3]	44.46%	3.05%[2]	40.88%[2]	(12.32%)	(0.21%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,952,582	$3,241,372	$3,743,633	$3,186,208	$4,958,005
Ratio of expenses to average net assets[4]	1.17%	1.18%	1.16%	1.21%	1.13%
Ratio of expenses to average net assets prior to fees waived[4]	1.17%	1.18%	1.16%	1.21%	1.13%
Ratio of net investment loss to average net assets	(0.67%)	(0.63%)	(0.50%)	(0.51%)	(0.76%)
Ratio of net investment loss to average net assets prior to fees waived	(0.67%)	(0.63%)	(0.50%)	(0.51%)	(0.76%)
Portfolio turnover	58%	45%	29%	51%	53%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.05 and $0.04 and total return by 0.09% and 0.09% for the years ended March 31, 2025 and 2024, respectively.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    75

Financial highlights
Nomura Science and Technology Fund Class C
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26[1]	3/31/25[1]	3/31/24[1]	3/31/23[1]	3/31/22[1]
Net asset value, beginning of period	$61.44	$84.00	$74.28	$131.25	$217.32

Income (loss) from investment operations:
Net investment loss[2]	(1.13)	(1.14)	(0.96)	(1.38)	(3.12)
Net realized and unrealized gain (loss)	27.96	6.30[3]	26.67[3]	(18.48)	7.86
Total from investment operations	26.83	5.16	25.71	(19.86)	4.74

Less dividends and distributions from:
Net realized gain	(10.60)	(27.72)	(15.99)	(37.11)	(90.81)
Total dividends and distributions	(10.60)	(27.72)	(15.99)	(37.11)	(90.81)

Net asset value, end of period	$77.67	$61.44	$84.00	$74.28	$131.25

Total return[4]	43.39%	2.27%[3]	39.82%[3]	(13.14%)	(1.00%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$66,821	$64,680	$88,952	$109,544	$237,610
Ratio of expenses to average net assets[5]	1.92%	1.93%	1.91%	2.14%	1.92%
Ratio of expenses to average net assets prior to fees waived[5]	1.92%	1.93%	1.91%	2.14%	1.92%
Ratio of net investment loss to average net assets	(1.42%)	(1.38%)	(1.25%)	(1.45%)	(1.56%)
Ratio of net investment loss to average net assets prior to fees waived	(1.42%)	(1.38%)	(1.25%)	(1.45%)	(1.56%)
Portfolio turnover	58%	45%	29%	51%	53%
[1]	On September 26, 2025, the Fund declared a 3 for 1 reverse stock split. All historical per share information has been retroactively adjusted to reflect this reverse stock split.
[2]	Calculated using average shares outstanding.
[3]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.02 and $0.02 and total return by 0.07% and 0.08% for the years ended March 31, 2025 and 2024, respectively.
[4]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
76

Nomura Science and Technology Fund Class R
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$40.58	$47.42	$38.46	$59.21	$87.86

Income (loss) from investment operations:
Net investment loss[1]	(0.47)	(0.43)	(0.31)	(0.38)	(0.97)
Net realized and unrealized gain (loss)	18.51	2.83[2]	14.60[2]	(8.00)	2.69
Total from investment operations	18.04	2.40	14.29	(8.38)	1.72

Less dividends and distributions from:
Net realized gain	(10.60)	(9.24)	(5.33)	(12.37)	(30.37)
Total dividends and distributions	(10.60)	(9.24)	(5.33)	(12.37)	(30.37)

Net asset value, end of period	$48.02	$40.58	$47.42	$38.46	$59.21

Total return[3]	44.08%	2.80%[2]	40.53%[2]	(12.65%)	(0.63%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$105,143	$90,043	$109,957	$94,005	$120,945
Ratio of expenses to average net assets[4]	1.42%	1.43%	1.41%	1.57%	1.55%
Ratio of expenses to average net assets prior to fees waived[4]	1.42%	1.43%	1.41%	1.57%	1.55%
Ratio of net investment loss to average net assets	(0.92%)	(0.88%)	(0.75%)	(0.86%)	(1.18%)
Ratio of net investment loss to average net assets prior to fees waived	(0.92%)	(0.88%)	(0.75%)	(0.86%)	(1.18%)
Portfolio turnover	58%	45%	29%	51%	53%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.04 and $0.04 and total return by 0.08% and 0.10% for the years ended March 31, 2025 and 2024, respectively.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    77

Financial highlights
Nomura Science and Technology Fund Institutional Class
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$63.88	$69.75	$54.09	$76.68	$105.32

Income (loss) from investment operations:
Net investment loss[1]	(0.35)	(0.28)	(0.15)	(0.17)	(0.60)
Net realized and unrealized gain (loss)	29.12	3.65[2]	21.14[2]	(10.05)	2.83
Total from investment operations	28.77	3.37	20.99	(10.22)	2.23

Less dividends and distributions from:
Net realized gain	(10.60)	(9.24)	(5.33)	(12.37)	(30.87)
Total dividends and distributions	(10.60)	(9.24)	(5.33)	(12.37)	(30.87)

Net asset value, end of period	$82.05	$63.88	$69.75	$54.09	$76.68

Total return[3]	44.83%	3.32%[2]	41.23%[2]	(12.14%)	(0.04%)

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,535,264	$1,253,021	$1,403,120	$1,281,422	$2,354,813
Ratio of expenses to average net assets[4]	0.92%	0.93%	0.91%	0.99%	0.96%
Ratio of expenses to average net assets prior to fees waived[4]	0.92%	0.93%	0.91%	0.99%	0.96%
Ratio of net investment loss to average net assets	(0.42%)	(0.38%)	(0.25%)	(0.29%)	(0.59%)
Ratio of net investment loss to average net assets prior to fees waived	(0.42%)	(0.38%)	(0.25%)	(0.29%)	(0.59%)
Portfolio turnover	58%	45%	29%	51%	53%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.07 and $0.05 and total return by 0.10% and 0.09% for the years ended March 31, 2025 and 2024, respectively.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
78

Nomura Science and Technology Fund Class R6
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$65.47	$71.23	$55.11	$77.75	$106.48

Income (loss) from investment operations:
Net investment loss[1]	(0.29)	(0.22)	(0.11)	(0.09)	(0.45)
Net realized and unrealized gain (loss)	29.83	3.70[2]	21.56[2]	(10.18)	2.84
Total from investment operations	29.54	3.48	21.45	(10.27)	2.39

Less dividends and distributions from:
Net realized gain	(10.60)	(9.24)	(5.33)	(12.37)	(31.12)
Total dividends and distributions	(10.60)	(9.24)	(5.33)	(12.37)	(31.12)

Net asset value, end of period	$84.41	$65.47	$71.23	$55.11	$77.75

Total return[3]	44.92%	3.40%[2]	41.31%[2]	(12.02%)	0.10%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$208,284	$143,735	$155,573	$108,424	$173,276
Ratio of expenses to average net assets[4]	0.84%	0.85%	0.84%	0.86%	0.81%
Ratio of expenses to average net assets prior to fees waived[4]	0.84%	0.85%	0.84%	0.86%	0.81%
Ratio of net investment loss to average net assets	(0.34%)	(0.30%)	(0.18%)	(0.15%)	(0.44%)
Ratio of net investment loss to average net assets prior to fees waived	(0.34%)	(0.30%)	(0.18%)	(0.15%)	(0.44%)
Portfolio turnover	58%	45%	29%	51%	53%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.07 and $0.05 and total return by 0.10% and 0.09% for the years ended March 31, 2025 and 2024, respectively.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
    79

Financial highlights
Nomura Science and Technology Fund Class Y
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Year ended
	3/31/26	3/31/25	3/31/24	3/31/23	3/31/22
Net asset value, beginning of period	$55.33	$61.62	$48.45	$70.42	$98.99

Income (loss) from investment operations:
Net investment loss[1]	(0.48)	(0.40)	(0.26)	(0.28)	(0.74)
Net realized and unrealized gain (loss)	25.21	3.35[2]	18.76[2]	(9.32)	2.79
Total from investment operations	24.73	2.95	18.50	(9.60)	2.05

Less dividends and distributions from:
Net realized gain	(10.60)	(9.24)	(5.33)	(12.37)	(30.62)
Total dividends and distributions	(10.60)	(9.24)	(5.33)	(12.37)	(30.62)

Net asset value, end of period	$69.46	$55.33	$61.62	$48.45	$70.42

Total return[3]	44.44%	3.06%[2]	40.88%[2]	(12.34%)	(0.22%)[4]

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$326,304	$257,726	$284,479	$229,962	$351,136
Ratio of expenses to average net assets[5]	1.17%	1.18%	1.16%	1.23%	1.14%
Ratio of expenses to average net assets prior to fees waived[5]	1.17%	1.18%	1.16%	1.23%	1.20%
Ratio of net investment loss to average net assets	(0.67%)	(0.63%)	(0.50%)	(0.53%)	(0.78%)
Ratio of net investment loss to average net assets prior to fees waived	(0.67%)	(0.63%)	(0.50%)	(0.53%)	(0.84%)
Portfolio turnover	58%	45%	29%	51%	53%
[1]	Calculated using average shares outstanding.
[2]	Amount includes non-recurring payment for litigation proceeds, which represents class action settlements received by the Fund. The litigation proceeds impact the realized and unrealized gain (loss) per share by $0.06 and $0.05 and total return by 0.10% and 0.10% for the years ended March 31, 2025 and 2024, respectively.
[3]	Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value.
[4]	Total return during the period presented reflects waivers by the manager and/or distributor (as applicable). Performance would have been lower had the waivers not been in effect.
[5]	Expense ratios do not include expenses of any investment companies in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
80

Notes to financial statements
Ivy Funds
March 31, 2026
Ivy Funds (Trust) is organized as a Delaware statutory trust and offers 17 series. These financial statements and the related notes pertain to 6 series: Nomura Asset Strategy Fund (formerly, Macquarie Asset Strategy Fund through November 30, 2025), Nomura Balanced Fund (formerly, Macquarie Balanced Fund through November 30, 2025), Nomura Climate Solutions Fund (formerly, Macquarie Climate Solutions Fund through November 30, 2025), Nomura Natural Resources Fund (formerly, Macquarie Natural Resources Fund through November 30, 2025), Nomura Real Estate Securities Fund (formerly, Macquarie Real Estate Securities Fund through November 30, 2025), and Nomura Science and Technology Fund (formerly, Macquarie Science and Technology Fund through November 30, 2025), (each, a Fund or collectively, the Funds). The Trust is an open-end investment company. Nomura Asset Strategy Fund, Nomura Balanced Fund, Nomura Natural Resources Fund, and Nomura Real Estate Securities Fund are considered diversified under the Investment Company Act of 1940, as amended (1940 Act). Nomura Climate Solutions Fund and Nomura Science and Technology Fund are considered nondiversified.
Each Fund offers Class A, Class C, Class R, Institutional Class (formerly, Class I), Class R6, and Class Y shares. Class A shares are subject to an initial sales charge. There is no front-end sales charge when you purchase $1 million or more of Class A shares. However, if Delaware Distributors, L.P. (DDLP) paid your financial intermediary a commission on your purchase of $1 million or more of Class A shares, you will have to pay a limited contingent deferred sales charge (Limited CDSC) of 1.00% if you redeem these shares within the first 18 months after your purchase, unless a specific waiver of the Limited CDSC applies. Class C shares have no upfront sales charge, but are sold with a contingent deferred sales charge (CDSC) of 1.00%, which will be incurred if redeemed during the first 12 months. Class R, Institutional Class, Class R6, and Class Y shares are not subject to a sales charge and are offered for sale exclusively to certain eligible investors. In addition, Class R6 shares do not pay any service fees, sub-accounting fees, and/or sub-transfer agency fees to any brokers, dealers, or other financial intermediaries.
1. Significant Accounting Policies
Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946, Financial Services — Investment Companies. The following accounting policies are in accordance with US generally accepted accounting principles (US GAAP) and are consistently followed by the Funds.
Basis of Consolidation — Ivy ASF II, Ltd. (the Subsidiary), a Cayman Islands exempted company, was incorporated as a wholly owned subsidiary acting as an investment vehicle for Nomura Asset Strategy Fund (referred to as the Fund in this subsection). Ivy ASF III (SBP), LLC (Company I), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for the Fund. The Subsidiary and Company I act as investment vehicles for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund, its Subsidiary and Company I. The consolidated financial statements include the accounts of the Fund and its Subsidiary and Company I. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund, its Subsidiary and Company I comprising the entire issued share capital of the Subsidiary and Company I with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by the Subsidiary and Company I confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of the Subsidiary and Company I and shall confer upon the shareholder rights in a winding-up or repayment of capital and the right to participate in the profits or assets of the Subsidiary and Company I. The date of incorporation of the Subsidiary and Company I was January 31, 2013 and April 16, 2013, respectively. As of March 31, 2026, the total net assets held by the Subsidiary is $136,979,914, or approximately 7.91% of the Fund's net assets and the total net assets held by Company I is $792,473, or approximately 0.05% of the Fund's net assets.
Ivy WGA III (SBP), LLC (Company II), a Delaware limited liability company, was incorporated as a wholly owned company acting as an investment vehicle for Nomura Balanced Fund (referred to as the Fund in this subsection) in connection with the reorganization of the Macquarie Global Allocation Fund (see Note 8). Company II acts as an investment vehicle for the Fund, in order to affect certain investments for the Fund consistent with the Fund’s investment objectives and policies as specified in its prospectus and statement of additional information. The Fund’s investment portfolio has been consolidated and includes the portfolio holdings of the Fund and Company II. The consolidated financial statements include the accounts of the Fund and Company II. All inter-company transactions and balances have been eliminated. A subscription agreement was entered into between the Fund and Company II comprising the entire issued share capital of Company II with the intent that the Fund will remain the sole shareholder and retain all rights. Under the Articles of Association, shares issued by Company II confer upon a shareholder the right to receive notice of, to attend and to vote at general meetings of Company II and shall confer upon the shareholder
    81

Notes to financial statements
Ivy Funds
1. Significant Accounting Policies (continued)
rights in a winding-up or repayment of capital and the right to participate in the profits or assets of Company II. The date of incorporation of Company II was April 9, 2013. As of March 31, 2026, the total net assets held by Company II are $112,760, or approximately 0.01% of the Fund’s net assets.
Security Valuation —  Equity securities and exchange-traded funds (ETFs), except those traded on the Nasdaq Stock Market LLC (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If, on a particular day, an equity security or ETF does not trade, the mean between the bid and the ask prices will be used, which approximates fair value. Equity securities listed on a foreign exchange are normally valued at the last quoted sales price on the valuation date. The fair value of bullion is at the last traded price at the end of each day on the board of trade or exchange upon which they are traded. US government and agency securities are valued at the mean between the bid and the ask prices, which approximates fair value. Open-end investment companies, other than ETFs, are valued at their published net asset value (NAV). Fixed income securities and credit default swap (CDS) contracts are generally priced based upon valuations provided by an independent pricing service or broker/counterparty in accordance with methodologies included within Delaware Management Company (DMC)’s Pricing Policy (Policy). Fixed income security and CDS contracts valuations are then reviewed by DMC as part of its duties as each Fund’s valuation designee (Valuation Designee) and, to the extent required by the Policy and applicable regulation, fair valued consistent with the Policy. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Valuations for fixed income securities utilize matrix systems, which reflect such factors as security prices, yields, maturities, and ratings, and are supplemented by dealer and exchange quotations. For asset-backed securities, collateralized mortgage obligations (CMOs), commercial mortgage securities, and certain US government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity, and type as well as broker/dealer-supplied prices. An adjustment factor may be applied to the daily vendor provided price for certain security/instrument types to arrive at a fair value for the applicable positions. The adjustment factor is determined by comparing the prices of trades with vendor prices over a time period deemed reasonable by DMC, calculating the weighted average differences, and using that difference to adjust vendor prices. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades, and values of the underlying reference instruments. Futures contracts are valued at the daily quoted settlement prices. Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the 1940 Act (Rule 2a-5). As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees (Board) has designated DMC to perform the fair value determination relating to all applicable Fund investments. DMC has established a Pricing Committee (Pricing Committee) to assist with its designated responsibilities as Valuation Designee, and DMC may carry out its designated responsibilities as Valuation Designee through the Pricing Committee and other teams and committees, which operate under policies and procedures approved by the Board and subject to the Board's oversight. Fair value pricing may be used more frequently for securities traded primarily in non-US markets. If a foreign (non-US) equity security's value has materially changed after the close of the security's primary exchange or principal market but before the close of the NYSE, the security may be valued at fair value. With respect to foreign (non-US) equity securities, the Funds may determine the fair value of investments based on information provided by pricing vendors, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of US securities or securities indexes) that occur after the close of the relevant market and before the close of the NYSE. The Valuation Designee may utilize modeling tools provided by third-party vendors to determine fair values of non-US securities.
Federal and Foreign Income Taxes — No provision for federal income taxes has been made as each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to shareholders. Each Fund evaluates tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax benefit or expense in the current year. Management has analyzed each Fund’s tax positions taken or expected to be taken on each Fund’s federal income tax returns through the year ended March 31, 2026, and for all open tax years (years ended March 31, 2023–March 31, 2025), and has concluded that no provision for federal income tax is required in each Fund’s financial statements. In regard to foreign taxes only, each Fund has open tax years in certain foreign
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countries in which it invests that may date back to the inception of each Fund. If applicable, each Fund recognizes interest and tax penalties on unrecognized tax benefits in “Interest and tax penalties” on the “Statements of operations.” During the year ended March 31, 2026, the Funds did not incur any interest or tax penalties.
As a result of several court cases, in certain countries across the European Union, certain Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU tax reclaims). Income recognized, if any, for EU reclaims is reflected as “Foreign withholding tax claims" on the “Statements of operations.” Any fees associated with these filings are included on the “Statements of operations” under “Foreign withholding tax claims." Generally unless fund management believes that recovery amounts are collectible and free from significant contingencies, recoveries will not be reflected in a Fund's net asset value. EU tax reclaims and related interest entitlements recognized by a Fund, if any, reduce the amount of foreign taxes, if any, that a Fund may elect to pass-through to its shareholders from a US federal tax perspective. In certain circumstances and to the extent that EU tax reclaims recognized by a Fund were previously passed-through as a foreign tax credits to its US taxable shareholders, a Fund may enter into a closing agreement with the US Internal Revenue Service (the IRS). Doing so will enable a Fund to quantify and remit its tax liability related to any recoveries (on behalf of its shareholders). Based on current guidance from the IRS, it is expected that Nomura Asset Strategy Fund will enter into a closing agreement with the IRS. Accordingly, estimated charges to Nomura Asset Strategy Fund's closing agreement liability is presented as a reduction of "IRS compliance fee for foreign withholding tax claims (see Note 1)" in the "Statements of operations" and its estimated closing agreement liability is presented as "IRS compliance fee for foreign withholding tax claims (see Note 1)" in the “Statements of assets and liabilities.”
Class Accounting — Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the various classes of each Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class. Class R6 shares will not be allocated any expenses related to service fees, sub-accounting fees, and/or sub-transfer agency fees paid to brokers, dealers, or other financial intermediaries.
Underlying Funds — Each Fund may invest in other investment companies (Underlying Funds) to the extent permitted by the 1940 Act. The Underlying Funds in which each Fund may invest include ETFs. Each Fund will indirectly bear the investment management fees and other expenses of the Underlying Funds.
To Be Announced (TBA) Trades  — Nomura Asset Strategy Fund and Nomura Balanced Fund may contract to purchase or sell securities for a fixed price at a transaction date beyond the customary settlement period (examples: when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund’s ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered or the transaction is completed; however, the market value may change prior to delivery. No TBA trades were outstanding at March 31, 2026.
Foreign Currency Transactions — Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the valuation date. The value of all assets and liabilities denominated in foreign currencies is translated daily into US dollars at the exchange rate of such currencies against the US dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Each Fund generally bifurcates that portion of realized gains and losses on investments in debt securities which is due to changes in foreign exchange rates from that which is due to changes in market prices of debt securities. That portion of realized gains (losses), attributable to changes in foreign exchange rates, is included on the “Statements of operations” under “Net realized gain (loss) on foreign currencies.” For foreign equity securities, the realized gains and losses are included on the “Statements of operations” under “Net realized gain (loss) on investments.” Each Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
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Notes to financial statements
Ivy Funds
1. Significant Accounting Policies (continued)
Derivative Financial Instruments — The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, forward foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Funds intend to either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk.
Segregation and Collateralization — In certain cases, based on requirements and agreements with certain exchanges and third-party broker-dealers, the Funds may deliver or receive collateral in connection with certain investments (e.g., futures contracts, forward foreign currency exchange contracts, options written, securities with extended settlement periods, and swaps). Certain countries require that cash reserves be held while investing in companies incorporated in that country. Cash collateral that has been pledged/received to cover obligations of the Funds under derivative contracts, if any, will be reported separately on the “Statements of assets and liabilities” as cash collateral due to/from broker. Securities collateral pledged for the same purpose, if any, is noted on the “Schedules of investments.”
Use of Estimates — The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other —  Expenses directly attributable to a Fund are charged directly to that Fund. Other expenses common to various funds within the Nomura Funds (formerly, Macquarie Funds) are generally allocated among such funds on the basis of average net assets. Management fees and certain other expenses are paid monthly. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and capital gain distributions from any Underlying Funds in which each Fund invests are recorded on the ex-dividend date. Discounts and premiums on debt securities are accreted or amortized to interest income, respectively, over the lives of the respective securities using the effective interest method. Premiums on callable debt securities are amortized to interest income to the earliest call date using the effective interest method. Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income. When a loan agreement is purchased, a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan agreement. Prepayment penalty fees are received upon the prepayment of a loan agreement by the borrower. Prepayment penalty, facility, commitment, consent, and amendment fees are recorded to income as earned or paid. Distributions received from investments in real estate investment trusts (REITs) are recorded as dividend income on the ex-dividend date, which are estimated, subject to reclassification upon notice of the character of such distributions by the issuer. Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Funds are aware of such dividends, net of all tax withholdings, a portion of which may be reclaimable. Withholding taxes and reclaims on foreign dividends and interest have been recorded in accordance with the Funds’ understanding of the applicable country's tax rules and rates. Certain Funds file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Each Fund may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The “Statements of operations” include tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes. Each Fund may pay foreign capital gains taxes on certain foreign securities held, which are reported as components of realized losses for financial reporting purposes, whereas such components are treated as ordinary loss for federal income tax purposes. Each Fund will accrue such taxes as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests. Nomura Asset Strategy Fund, Nomura Balanced Fund, and Nomura Real Estate Securities Fund declare and pay dividends quarterly. Nomura Climate Solutions Fund, Nomura Natural Resources Fund, and Nomura Science and Technology Fund declare and pay dividends annually. Each Fund declares and pays distributions from net realized gain on investments, if any, at least annually. Each Fund may distribute more frequently, if necessary for tax purposes. Dividends and distributions, if any, are recorded on the ex-dividend date.
Segment Reporting —  In November 2023, FASB issued Accounting Standards Update (ASU), ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures, with the intent of improving reportable segment disclosure requirements, primarily through
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enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment's profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole thereby enabling better understanding of how an entity's segments impact overall performance. Each Fund’s Chief Executive Officer and Chief Financial Officer act as each Fund’s chief operating decision maker (CODM), assessing performance and making decisions about resource allocation. The CODM has determined that each Fund has a single operating segment since each Fund has a single investment strategy disclosed in the prospectus against which the CODM assesses performance. When assessing segment performance and making decisions about segment resources, the CODM relies on each Fund’s portfolio composition, total returns, expense ratios and changes in net assets which are consistent with the information contained in each Fund’s financial statements.
Recent Accounting Standard —  Each Fund adopted FASB ASU 2023-09, Income Taxes (Topic 740) — Improvements to Income Taxes Disclosures as of March 31, 2026. ASU2023-09 requires public business entities, on an annual basis, to provide disclosure of specific categories in the rate reconciliation, as well as disclosure of income taxes paid disaggregated by jurisdiction. During the year ended March 31, 2026, each Fund did not pay a material amount of foreign or US federal, state or local income taxes and therefore did not include any additional disclosures in these financial statements.
Each Fund receives earnings credits from its custodian when positive cash balances are maintained, which may be used to offset custody fees. The expenses paid under this arrangement are included on the “Statements of operations” under “Custodian fees” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2026, each Fund earned the following amounts under this arrangement:
Fund	Custody Credits
Nomura Asset Strategy Fund	$9,830
Nomura Balanced Fund	29,311
Nomura Climate Solutions Fund	—
Nomura Natural Resources Fund	—
Nomura Real Estate Securities Fund	—
Nomura Science and Technology Fund	687
Each Fund receives earnings credits from its transfer agent when positive cash balances are maintained, which may be used to offset transfer agent fees. If the amount earned is greater than $1, the expenses paid under this arrangement are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses” with the corresponding expenses offset included under “Less expenses paid indirectly.” For the year ended March 31, 2026, each Fund earned the following amounts under this arrangement:
Fund	Earnings Credits
Nomura Asset Strategy Fund	$3,131
Nomura Balanced Fund	1,862
Nomura Climate Solutions Fund	406
Nomura Natural Resources Fund	751
Nomura Real Estate Securities Fund	332
Nomura Science and Technology Fund	3,040
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates
In accordance with the terms of its respective investment management agreement, each Fund pays DMC, a series of Nomura Investment Management Business Trust (NIMBT) and the investment manager, an annual fee which is calculated daily and paid monthly, based on each Fund's average daily net assets as follows:
Fund	Management Fee (annual rate as a percentage of average daily net assets)
Nomura Asset Strategy Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $28 billion;
0.545% of net assets over $28 billion and up to $53 billion;
0.54% of net assets over $53 billion.
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Notes to financial statements
Ivy Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
Fund	Management Fee (annual rate as a percentage of average daily net assets)

Nomura Balanced Fund	0.70% of net assets up to $1 billion;
0.65% of net assets over $1 billion and up to $2 billion;
0.60% of net assets over $2 billion and up to $3 billion;
0.55% of net assets over $3 billion and up to $5 billion;
0.54% of net assets over $5 billion and up to $10 billion;
0.53% of net assets over $10 billion.

Nomura Climate Solutions Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.75% of net assets over $5 billion and up to $10 billion;
0.74% of net assets over $10 billion.

Nomura Natural Resources Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $5 billion;
0.73% of net assets over $5 billion and up to $10 billion;
0.70% of net assets over $10 billion.

Nomura Real Estate Securities Fund	0.90% of net assets up to $1 billion;
0.87% of net assets over $1 billion and up to $2 billion;
0.84% of net assets over $2 billion and up to $3 billion;
0.80% of net assets over $3 billion and up to $5 billion;
0.76% of net assets over $5 billion and up to $10 billion;
0.72% of net assets over $10 billion.

Nomura Science and Technology Fund	0.85% of net assets up to $1 billion;
0.83% of net assets over $1 billion and up to $2 billion;
0.80% of net assets over $2 billion and up to $3 billion;
0.76% of net assets over $3 billion and up to $8 billion;
0.755% of net assets over $8 billion and up to $13 billion;
0.75% of net assets over $13 billion.

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Prior to December 1, 2025 (Closing Date), NIMBT was named Macquarie Investment Management Business Trust (MIMBT).
As of the Closing Date, Nomura Holding America Inc. completed the acquisition of Macquarie Asset Management’s US and European public investments business. The closing of this transaction resulted in the automatic termination of each Fund's investment advisory agreement with DMC and any sub-advisory agreement, as applicable. At a special shareholder meeting held on October 23, 2025 for Nomura Climate Solutions Fund, October 24, 2025 for Nomura Balanced Fund, October 31, 2025 for Nomura Real Estate Securities Fund and Nomura Science and Technology Fund, November 10, 2025 for Nomura Asset Strategy Fund, and November 14, 2025 for Nomura Natural Resources Fund, Fund shareholders approved a new investment advisory agreement for each Fund. On the Closing Date, the new investment advisory agreement, any applicable sub-advisory agreement, and each Fund's name changes reflected below went effective.
Fund Name Prior to December 1, 2025	Fund Name Effective December 1, 2025
Macquarie Asset Strategy Fund	Nomura Asset Strategy Fund
Macquarie Balanced Fund	Nomura Balanced Fund
Macquarie Climate Solutions Fund	Nomura Climate Solutions Fund
Macquarie Natural Resources Fund	Nomura Natural Resources Fund
Macquarie Real Estate Securities Fund	Nomura Real Estate Securities Fund
Macquarie Science and Technology Fund	Nomura Science and Technology Fund
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any annual distribution and service (12b-1) fees, acquired fund fees and expenses (other than Nomura Balanced Fund), taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses from exceeding the following percentages of each Fund’s average daily net assets from April 1, 2025 (except as noted) through July 30, 2026 (except as noted). These waivers and reimbursements may only be terminated by agreement of DMC and each Fund. The waivers and reimbursements are accrued daily and received monthly.
Fund	Operating expense limitation as a percentage of average daily net assets for all share classes other than Class R6	Operating expense limitation as a percentage of average daily net assets for Class R6
Nomura Asset Strategy Fund	n/a	n/a
Nomura Balanced Fund	0.72%*	0.64%*
Nomura Climate Solutions Fund	0.99%	0.82%
Nomura Natural Resources Fund	0.95%**	0.78%**
Nomura Real Estate Securities Fund	0.95%***	0.80%***
Nomura Science and Technology Fund	0.92%**	0.84%**
*Effective April 25, 2025. Prior to April 25, 2025, the amounts for all share classes other than R6 and Class R6 were 0.80% and 0.71% respectively.
**Effective July 31, 2025. Prior to July 31, 2025, the Fund had no expense limitation.
***Through April 9, 2026.
With respect to Nomura Asset Strategy Fund, DMC has voluntarily agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses in an amount equal to the aggregate Acquired Fund Fees and Expenses, if any, attributable to investments by the Fund in ETFs advised or sub-advised by DMC and its affiliates (Affiliated ETFs). Any such voluntary waiver or reimbursement may be eliminated by DMC at any time.
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Notes to financial statements
Ivy Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
After consideration of class specific expenses, including 12b-1 fees (but excluding acquired fund fees and expenses other than Nomura Balanced Fund), the class level operating expense limitation as a percentage of average daily net assets from April 1, 2025 (except as noted) through July 30, 2026 (except as noted), unless terminated by agreement of DMC and the Funds, is as follows:
Operating expense limitation as a percentage of average daily net assets
Fund	Class A	Class C	Class R	Institutional Class	Class R6	Class Y
Nomura Asset Strategy Fund	n/a	n/a	n/a	n/a	n/a	n/a
Nomura Balanced Fund	0.97%*	1.72%*	1.22%*	0.72%*	0.64%*	0.97%*
Nomura Climate Solutions Fund	1.24%	1.99%	1.49%	0.99%	0.82%	1.24%
Nomura Natural Resources Fund	1.20%**	1.95%**	1.45%**	0.95%**	0.78%**	1.20%**
Nomura Real Estate Securities Fund	1.20%***	1.95%***	1.45%***	0.95%***	0.80%***	1.20%***
Nomura Science and Technology Fund	1.17%**	1.92%**	1.42%**	0.92%**	0.84%**	1.17%**
*Effective April 25, 2025. Prior to April 25, 2025, these amounts for Class A, Class C, Class R, Institutional Class, Class R6, and Class Y shares were 1.05%, 1.80%, 1.30%, 0.80%, 0.71%, and 1.05%, respectively.
**Effective July 31, 2025. Prior to July 31, 2025, the Fund had no expense limitation.
***Through April 9, 2026.
With respect to Nomura Real Estate Securities Fund:
Prior to the Closing Date, DMC had entered into sub-advisory agreements on behalf of the Fund with Macquarie Investment Management Europe Limited (MIMEL) and Macquarie Investment Management Global Limited (MIMGL). As of the Closing Date, MIMEL and MIMGL no longer serve as sub-advisors to the Fund.
With respect to Nomura Asset Strategy Fund and Nomura Balanced Fund:
Prior to the Closing Date, DMC had entered into sub-advisory agreements on behalf of the Funds with Macquarie Investment Management Austria Kapitalanlage AG (MIMAK), MIMEL and MIMGL. As of the Closing Date, MIMAK and MIMEL no longer serve as sub-advisors to the Funds. For Nomura Asset Strategy Fund, MIMGL continues to serve as a sub-advisor to the Fund as an unaffiliated sub-advisor. For Nomura Balanced Fund, MIMGL was added as an unaffiliated sub-advisor to the Fund.
With respect to Nomura Climate Solutions Fund, Nomura Natural Resources Fund and Nomura Science and Technology Fund:
Prior to the Closing Date, MIMGL had served as a sub-advisor to the Funds to execute security trades on behalf of DMC as well as to provide quantitative support. As of the Closing Date, MIMGL no longer serves as a sub-advisor to the Funds.
Effective October 1, 2025, Van Eck Associates Corporation (VanEck) serves as sub-advisor to Nomura Climate Solutions Fund and Nomura Natural Resources Fund. DMC seeks non-discretionary model portfolio and allocation recommendations from VanEck with respect to Nomura Natural Resources Fund's natural resources sleeve based upon which DMC will purchase and sell natural resources securities for Nomura Natural Resources Fund.
Pursuant to the terms of the relevant sub-advisory agreement, an investment sub-advisory fee is paid by DMC to each sub-advisor.
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Delaware Investments Fund Services Company (DIFSC), an affiliate of DMC, provides fund accounting and financial administrative oversight services to each Fund. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of all funds within the Nomura Funds at the following annual rates: 0.0050% of the first $60 billion; 0.00475% of the next $30 billion; and 0.0015% of aggregate average daily net assets in excess of $90 billion (Total Fee). Each fund in the Nomura Funds pays a minimum of $4,000, which, in aggregate, is subtracted from the Total Fee. Each fund then pays its portion of the remainder of the Total Fee on a relative NAV basis. These amounts are included on the “Statements of operations” under “Accounting and administration expenses.” For the year ended March 31, 2026, each Fund paid for these services as follows:
Fund	Fees
Nomura Asset Strategy Fund	$86,753
Nomura Balanced Fund	87,893
Nomura Climate Solutions Fund	8,638
Nomura Natural Resources Fund	12,725
Nomura Real Estate Securities Fund	8,065
Nomura Science and Technology Fund	294,365
DIFSC is also the transfer agent and dividend disbursing agent of the Funds. For these services, DIFSC’s fees are calculated daily and paid monthly, based on the aggregate daily net assets of the retail funds within the Nomura Funds at the following annual rates: 0.014% of the first $20 billion; 0.011% of the next $5 billion; 0.007% of the next $5 billion; 0.004% of the next $20 billion; 0.002% of the next $25 billion; and 0.0015% of average daily net assets in excess of $75 billion. The fees payable to DIFSC under the shareholder services agreement described above are allocated among all retail funds in the Nomura Funds on a relative NAV basis. These amounts are included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” For the year ended March 31, 2026, each Fund paid for these services as follows:
Fund	Fees
Nomura Asset Strategy Fund	$126,252
Nomura Balanced Fund	127,918
Nomura Climate Solutions Fund	7,028
Nomura Natural Resources Fund	13,262
Nomura Real Estate Securities Fund	6,157
Nomura Science and Technology Fund	442,790
Pursuant to a sub-transfer agency agreement between DIFSC and BNY Mellon Investment Servicing (US) Inc. (BNYIS), BNYIS provides certain sub-transfer agency services to the Funds. Sub-transfer agency fees are paid by each Fund and are also included on the “Statements of operations” under “Dividend disbursing, transfer agent and sub-transfer agent fees and expenses.” The fees are calculated daily and paid as invoices on a monthly or quarterly basis.
Pursuant to a distribution agreement and distribution plan, each Fund pays DDLP, the distributor and an affiliate of DMC, an annual 12b-1 fee of 0.25%, 1.00%, 0.50%, and 0.25% of the average daily net assets of the Class A, Class C, Class R, and Class Y shares, respectively. The fees are calculated daily and paid monthly. Institutional Class and Class R6 shares do not pay 12b-1 fees.
As provided in the investment management agreement, each Fund bears a portion of the cost of certain resources shared with DMC, including the cost of internal personnel of DMC and/or its affiliates that provide legal and regulatory reporting services to each Fund. These amounts are included on the “Statements of operations” under “Legal fees.” For the year ended March 31, 2026, each Fund paid for internal legal and regulatory reporting services provided by DMC and/or its affiliates’ employees as follows:
Fund	Fees
Nomura Asset Strategy Fund	$36,353
Nomura Balanced Fund	29,587
Nomura Climate Solutions Fund	2,191
Nomura Natural Resources Fund	3,562
Nomura Real Estate Securities Fund	1,573
Nomura Science and Technology Fund	107,524
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Notes to financial statements
Ivy Funds
2. Investment Management, Administration Agreements, and Other Transactions with Affiliates (continued)
For the year ended March 31, 2026, DDLP earned commissions on sales of Class A shares for each Fund as follows:
Fund	Class A
Nomura Asset Strategy Fund	$53,113
Nomura Balanced Fund	103,462
Nomura Climate Solutions Fund	2,237
Nomura Natural Resources Fund	8,295
Nomura Real Estate Securities Fund	5,061
Nomura Science and Technology Fund	211,390
For the year ended March 31, 2026, DDLP received gross CDSC commissions on redemptions of each Fund’s Class A and Class C shares and these commissions were entirely used to offset upfront commissions previously paid by DDLP to broker/dealers on sales of those shares. The amounts received were as follows:
Fund	Class A	Class C
Nomura Asset Strategy Fund	$1,565	$1,583
Nomura Balanced Fund	4,690	2,055
Nomura Climate Solutions Fund	47	18
Nomura Natural Resources Fund	362	146
Nomura Real Estate Securities Fund	594	9
Nomura Science and Technology Fund	8,765	5,607
Trustees’ fees include expenses accrued by each Fund for each Trustee’s retainer and meeting fees. Certain officers of DMC, DIFSC, and DDLP are officers and/or Trustees of the Trust. These officers and Trustees are paid no compensation by the Funds.
In addition to the management fees and other expenses of a Fund, a Fund indirectly bears the investment management fees and other expenses of any Underlying Funds, including ETFs, in which it invests. The amount of these fees and expenses incurred indirectly by a Fund will vary based upon the expense and fee levels of any Underlying Funds and the number of shares that are owned of any Underlying Funds at different times.
On September 19, 2024, MIMBT (renamed NIMBT on the Closing Date), of which DMC is a series, entered into a settlement agreement with the US Securities and Exchange Commission (SEC) consenting to an order (Settlement Order) relating to a legacy investment strategy, the Absolute Return Mortgage-Backed Securities Strategy (ARMBS Strategy). MIMBT no longer offers the ARMBS Strategy. MIMBT agreed to the Settlement Order without admitting or denying the SEC's findings. The Settlement Order does not impact MIMBT's ability to continue to provide services to the Funds. In connection with the findings in the Settlement Order, MIMBT made a payment to the Nomura Asset Strategy Fund on October 25, 2024, in the amount of $419,237. An amount of $19,553 is included under “payment by affiliates” and an amount of $399,684 is included under “Proceeds from shares sold" on the “Statements of changes in net assets.” Payment by affiliates and capital contribution by affiliates had no impact on total return.
During the year ended March 31, 2025, DMC reimbursed Nomura Asset Strategy Fund $4,454 in connection with a trade error. These amounts are included in “Net increase from payment by affiliates” in the "Statements of changes in net assets." Payment by affiliates had no impact on total return.
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An affiliated issuer includes any company in which a Fund held 5% or more of a company’s outstanding voting shares at any point during the period, as well as other circumstances where an investment adviser or sub-advisor to a Fund is deemed to exercise, directly or indirectly, a certain level of control over the company. A summary of the transactions in affiliated companies during the year ended March 31, 2026 was as follows:

	Value, beginning of period	Gross additions	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments	Value, end of period	Shares	Dividends
Nomura Asset Strategy Fund
Limited Liability Corporation—0.04%
Media Group Holdings Series H
	$1,254,542	$—	$(813,673)[1]	$—	$314,366	$755,235	640,301	$—
Media Group Holdings Series T2
	—	—	(278,188)	(168,252,289)	168,530,477	—	—	—
Exchange-Traded Fund—0.00%
Nomura Focused Emerging Markets Equity ETF[2]
	—	27,224,020	(29,873,430)	2,649,410	—	—	—	753,069
Total	$1,254,542	$27,224,020	$(30,965,291)	$(165,602,879)	$168,844,843	$755,235		$753,069
	Value, beginning of period	Gross additions[3]	Gross reductions	Net realized gain (loss) on affiliated investments	Net change in unrealized appreciation (depreciation) on affiliated investments	Value, end of period	Shares	Dividends
Nomura Balanced Fund
Limited Liability Corporation—0.00%
Media Group Holdings Series H
	$—	$50,331,872	$(69,361)[1]	$—	$(50,176,751)	$85,760	72,709	$—
Media Group Holdings Series T2
	—	19,137,307	(31,589)	(19,105,718)	—	—	—	—
Total	$—	$64,469,179	$(100,950)	$(19,105,718)	$(50,176,751)	$85,760		$—
[1]	The amount shown includes return of capital.
[2]	Security was not held by the Fund at the beginning or the end of the year.
[3]	These amounts are in connection with the reorganization of the Macquarie Global Allocation Fund (see Note 8).
    91

Notes to financial statements
Ivy Funds
3. Investments
For the year ended March 31, 2026, each Fund made purchases and sales of investment securities other than short-term investments as follows:
Fund	Purchases other than US government securities	Purchases of US government securities	Sales other than US government securities	Sales of US government securities
Nomura Asset Strategy Fund	$1,064,805,368	$271,251,594	$1,174,366,115	$339,154,584
Nomura Balanced Fund	964,523,709	461,758,020	1,080,459,948	518,380,069
Nomura Climate Solutions Fund	28,789,800	—	50,998,468	—
Nomura Natural Resources Fund	123,682,673	—	136,288,998	—
Nomura Real Estate Securities Fund	32,493,574	—	52,772,993	—
Nomura Science and Technology Fund	3,642,478,267	—	4,747,432,088	—
The tax cost of investments and derivatives includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be the final tax cost basis adjustments but which approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. At March 31, 2026, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for each Fund were as follows:
Fund	Cost of investments and derivatives	Aggregate unrealized appreciation of investments and derivatives	Aggregate unrealized depreciation of investments and derivatives	Net unrealized appreciation (depreciation) of investments and derivatives
Nomura Asset Strategy Fund	$1,985,551,723	$297,257,750	$(569,343,924)	$(272,086,174)
Nomura Balanced Fund	1,578,984,615	378,651,473	(139,531,175)	239,120,298
Nomura Climate Solutions Fund	81,620,410	34,745,252	(4,446,477)	30,298,775
Nomura Natural Resources Fund	231,685,607	66,482,107	(44,346,905)	22,135,202
Nomura Real Estate Securities Fund	54,589,266	31,522,513	(2,684,667)	28,837,846
Nomura Science and Technology Fund	3,404,526,498	2,898,848,646	(100,967,037)	2,797,881,609
US GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available under the circumstances. Each Fund’s investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-level hierarchy of inputs is summarized as follows:
Level 1  − Inputs are quoted prices in active markets for identical investments. (Examples: equity securities, open-end investment companies, futures contracts, and exchange-traded options contracts)
Level 2  − Other observable inputs, including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates) or other market-corroborated inputs. (Examples: debt securities, government securities, swap contracts, forward foreign currency exchange contracts, foreign securities utilizing international fair value pricing, broker-quoted securities, and fair valued securities)
Level 3  − Significant unobservable inputs, including each Fund’s own assumptions used to determine the fair value of investments. (Examples: broker-quoted securities and fair valued securities)
    92

Level 3 investments are valued using significant unobservable inputs. Each Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity, and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following tables summarize the valuation of each Fund’s investments by fair value hierarchy levels as of March 31, 2026:
	Nomura Asset Strategy Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$—	$3,815,199	$3,815,199
Agency Commercial Mortgage-Backed Securities	—	923,219	—	923,219
Agency Mortgage-Backed Securities	—	75,241,488	—	75,241,488
Bullion	136,777,049	—	—	136,777,049
Collateralized Loan Obligations	—	2,295,833	—	2,295,833
Common Stocks
Communication Services	76,624,901	15,197,869	—	91,822,770
Consumer Discretionary	86,736,125	13,581,659	—	100,317,784
Consumer Staples	59,030,996	10,340,831	—	69,371,827
Energy	23,757,413	—	—	23,757,413
Financials	103,442,961	54,129,418	20,930	157,593,309
Healthcare	65,483,669	38,765,986	—	104,249,655
Industrials	67,409,083	77,710,644	—	145,119,727
Information Technology	196,276,197	74,664,469	—	270,940,666
Materials	32,478,021	—	—	32,478,021
Utilities	—	19,170,196	—	19,170,196
Convertible Bond	—	—	2,149,756	2,149,756
Corporate Bonds	—	241,840,733	—	241,840,733
Exchange-Traded Funds	174,869,000	—	—	174,869,000
Government Agency Obligations	—	5,071,349	—	5,071,349
Limited Liability Corporation	—	—	755,235	755,235
Loan Agreements	—	5,775,327	—	5,775,327
Municipal Bonds	—	1,527,172	—	1,527,172
Non-Agency Asset-Backed Securities	—	789,129	—	789,129
Non-Agency Collateralized Mortgage Obligations	—	7,917,656	—	7,917,656
Non-Agency Commercial Mortgage-Backed Securities	—	23,003,784	—	23,003,784
Preferred Stock	—	185,693	—	185,693
Sovereign Bonds	—	1,288,345	—	1,288,345
US Treasury Obligations	—	6,294,279	—	6,294,279
Short-Term Investments	8,300,000	—	—	8,300,000
Total Value of Securities	$1,031,185,415	$675,715,079	$6,741,120	$1,713,641,614

    93

Notes to financial statements
Ivy Funds
3. Investments (continued)
	Nomura Asset Strategy Fund
	Level 1	Level 2	Level 3	Total
Derivatives[1]
Assets:
Futures Contracts	$882,386	$—	$—	$882,386
Liabilities:
Futures Contracts	$(1,058,451)	$—	$—	$(1,058,451)

[1]Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Nomura Balanced Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Agency Collateralized Mortgage Obligations	$—	$6,288,273	$—	$6,288,273
Agency Commercial Mortgage-Backed Securities	—	4,088,638	—	4,088,638
Agency Mortgage-Backed Securities	—	146,567,444	—	146,567,444
Collateralized Loan Obligations	—	11,473,378	—	11,473,378
Common Stocks	1,057,142,920	—	79,886	1,057,222,806
Convertible Bond	—	—	375,269	375,269
Corporate Bonds	—	173,996,514	—	173,996,514
Exchange-Traded Funds	212,737,745	—	—	212,737,745
Limited Liability Corporation	—	—	85,760	85,760
Municipal Bonds	—	2,703,901	—	2,703,901
Non-Agency Asset-Backed Securities	—	21,224,762	—	21,224,762
Non-Agency Collateralized Mortgage Obligations	—	20,310,364	—	20,310,364
Non-Agency Commercial Mortgage-Backed Securities	—	59,240,114	—	59,240,114
Preferred Stock	—	708,750	—	708,750
US Treasury Obligations	—	71,961,197	—	71,961,197
Short-Term Investments	29,900,000	—	—	29,900,000
Total Value of Securities	$1,299,780,665	$518,563,335	$540,915	$1,818,884,915

Derivatives[1]
Assets:
Futures Contracts	$2,185,873	$—	$—	$2,185,873

Liabilities:
Centrally Cleared Credit Default Swap Contracts	$—	$(58,987)	$—	$(58,987)
Futures Contracts	(2,906,888)	—	—	(2,906,888)

    94

[1]Futures contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument at the year end.
	Nomura Climate Solutions Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Consumer Discretionary	$2,780,405	$—	$2,780,405
Consumer Staples	8,105,362	—	8,105,362
Energy	11,671,079	4,516,022	16,187,101
Industrials	6,758,895	11,561,254	18,320,149
Information Technology	5,384,278	—	5,384,278
Materials	16,225,488	6,281,687	22,507,175
Real Estate	3,236,828	—	3,236,828
Utilities	20,191,869	14,881,511	35,073,380
Short-Term Investments	324,507	—	324,507
Total Value of Securities	$74,678,711	$37,240,474	$111,919,185
	Nomura Natural Resources Fund
	Level 1	Level 2	Level 3	Total
Securities
Assets:
Common Stocks
Agricultural Products	$6,039,965	$—	$—	$6,039,965
Aluminum	6,595,125	—	—	6,595,125
Coal & Consumable Fuels	13,783,765	—	—	13,783,765
Construction & Engineering	4,819,180	—	—	4,819,180
Construction Materials	—	8,304,450	—	8,304,450
Diversified Metals & Mining	11,092,247	15,055,300	—[1]	26,147,547
Fertilizers & Agricultural Chemicals	20,783,452	—	—	20,783,452
Forest Products	8,540,878	—	—	8,540,878
Gold	29,226,029	—	—	29,226,029
Integrated Oil & Gas	12,504,024	7,463,159	—	19,967,183
Oil & Gas Drilling	4,795,557	—	—	4,795,557
Oil & Gas Equipment & Services	7,560,471	—	—	7,560,471
Oil & Gas Exploration & Production	55,516,203	—	—	55,516,203
Oil & Gas Refining & Marketing	5,878,033	—	—	5,878,033
Packaged Foods & Meats	4,278,970	—	—	4,278,970
Paper Packaging	11,145,043	—	—	11,145,043
Steel	10,111,140	—	—	10,111,140
Short-Term Investments	10,327,818	—	—	10,327,818
Total Value of Securities	$222,997,900	$30,822,909	$—	$253,820,809

    95

Notes to financial statements
Ivy Funds
3. Investments (continued)

[1]The security that has been valued at zero on the “Schedules of investments” is considered to be a Level 3 investment in this table.
	Nomura Real Estate Securities Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Internet Services & Infrastructure	$—	$1,365,598	$1,365,598
REIT Data Center	10,848,316	—	10,848,316
REIT Healthcare	18,545,003	—	18,545,003
REIT Hotel	2,719,206	—	2,719,206
REIT Industrial	10,877,137	1,162,076	12,039,213
REIT Multifamily	4,869,439	—	4,869,439
REIT Office	1,478,683	—	1,478,683
REIT Retail	13,881,851	—	13,881,851
REIT Self-Storage	4,533,101	—	4,533,101
REIT Single Family	2,335,403	—	2,335,403
REIT Specialty	7,014,188	—	7,014,188
REIT Telecom Tower	1,511,628	—	1,511,628
Short-Term Investments	2,285,483	—	2,285,483
Total Value of Securities	$80,899,438	$2,527,674	$83,427,112
	Nomura Science and Technology Fund
	Level 1	Level 2	Total
Securities
Assets:
Common Stocks
Communication Services	$846,741,405	$—	$846,741,405
Consumer Discretionary	637,544,501	—	637,544,501
Healthcare	295,836,246	—	295,836,246
Industrials	329,543,857	—	329,543,857
Information Technology	3,809,748,938	208,128,118	4,017,877,056
Short-Term Investments	74,865,042	—	74,865,042
Total Value of Securities	$5,994,279,989	$208,128,118	$6,202,408,107
As a result of utilizing international fair value pricing at March 31, 2026, a portion of the common stock in the portfolio for Nomura Asset Strategy Fund, Nomura Climate Solutions Fund, Nomura Natural Resources Fund, Nomura Real Estate Securities Fund, and Nomura Science and Technology Fund were categorized as Level 2.
During the year ended March 31, 2026, Nomura Asset Strategy Fund, Nomura Climate Solutions Fund, Nomura Natural Resources Fund, Nomura Real Estate Securities Fund, and Nomura Science and Technology Fund had no transfers into or out of Level 3 investments. During the year ended March 31, 2026, Nomura Balanced Fund had transfers out of Level 3 investments. Each Fund's policy is to recognize transfers into or out of Level 3 investments based on fair value at the beginning of the reporting period.
A reconciliation of Level 3 investments is presented when a Fund has a significant amount of Level 3 investments at the beginning or end of the year in relation to that Fund’s net assets. Management has determined not to provide a reconciliation of Level 3 investments as the Level 3
    96

investments were not considered significant to Nomura  Asset Strategy Fund, Nomura Balanced Fund, and Nomura Natural Resources Fund’s net assets at the beginning or end of the year. Management has determined not to provide additional disclosure on Level 3 inputs since the Level 3 investments were not considered significant to Nomura Asset Strategy Fund, Nomura Balanced Fund, and Nomura Natural Resources Fund’s net assets at the end of the year. As of March 31, 2026, Nomura Climate Solutions Fund, Nomura Real Estate Securities Fund, and Nomura Science and Technology Fund had no Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP. Additionally, distributions from net gains on foreign currency transactions and net short-term gains on sales of investment securities are treated as ordinary income for federal income tax purposes. The tax character of dividends and distributions paid during the years ended March 31, 2026 and 2025 were as follows:
	Ordinary income	Long-term capital gains	Return of capital	Total
Year ended March 31, 2026:
Nomura Asset Strategy Fund	$28,436,872	$135,193,602	$—	$163,630,474
Nomura Balanced Fund	23,307,648	29,264,803	—	52,572,451
Nomura Climate Solutions Fund	949,326	—	—	949,326
Nomura Natural Resources Fund	—	—	—	—
Nomura Real Estate Securities Fund	1,952,776	14,589,517	—	16,542,293
Nomura Science and Technology Fund	—	950,095,126	—	950,095,126
Year ended March 31, 2025:
Nomura Asset Strategy Fund	54,719,173	73,606,189	—	128,325,362
Nomura Balanced Fund	15,952,865	—	—	15,952,865
Nomura Climate Solutions Fund	1,287,617	—	—	1,287,617
Nomura Natural Resources Fund	7,870,534	—	1,492,223	9,362,757
Nomura Real Estate Securities Fund	1,909,518	11,989,085	—	13,898,603
Nomura Science and Technology Fund	102,240,091	750,665,349	—	852,905,440
5. Components of Net Assets on a Tax Basis
As of March 31, 2026, the components of net assets on a tax basis were as follows:
	Nomura Asset Strategy Fund	Nomura Balanced Fund	Nomura Climate Solutions Fund
Paid-in capital	$1,918,555,994	$1,489,203,374	$246,431,640
Undistributed ordinary income	34,880,528	9,019,437	1,188,963
Undistributed long-term capital gains	50,217,579	71,713,218	—
Capital loss carryforwards	—	(10,592,099)*	(166,014,628)
Other temporary differences	—	(6,924)	—
Deferred directors fees	(389,303)	(356,615)	(19,718)
Unrealized appreciation (depreciation) of investments, foreign currencies and derivatives	(272,166,531)	269,665,858	30,303,964
Net assets	$1,731,098,267	$1,828,646,249	$111,890,221

    97

Notes to financial statements
Ivy Funds
5. Components of Net Assets on a Tax Basis (continued)
	Nomura Natural Resources Fund	Nomura Real Estate Securities Fund	Nomura Science and Technology Fund
Paid-in capital	$781,489,250	$51,425,978	$2,805,554,170
Undistributed ordinary income	2,826,799	443,021	—
Undistributed long-term capital gains	—	2,937,516	601,202,423
Qualified late year loss deferrals	—	—	(9,865,311)
Capital loss carryforwards	(555,300,373)	—	—
Deferred directors fees	(162,708)	(26,630)	(345,764)
Unrealized appreciation (depreciation) of investments	22,133,445	28,837,846	2,797,852,569
Net assets	$250,986,413	$83,617,731	$6,194,398,087
*	The Fund’s capital loss carryforward is subject to limitations under the Internal Revenue Code and related regulations.
Differences between components of net assets unrealized and tax cost unrealized may arise due to unrealized appreciation/depreciation on foreign currencies and foreign capital gains tax.
The differences between book basis and tax basis components of net assets are primarily attributable to tax deferral of losses on wash sales, tax deferral losses on straddles, investments held within the wholly-owned subsidiary, mark-to-market of futures contracts, tax recognition of unrealized gain on passive foreign investment companies, tax treatment of swap contracts, and tax treatment of partnerships.
Qualified late year ordinary and capital losses (including currency and specified gain/loss items) represent losses realized from January 1, 2026 through March 31, 2026 and November 1, 2025 through March 31, 2026, respectively, that, in accordance with federal income tax regulations, the Funds have elected to defer and treat as having arisen in the following fiscal year.
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/tax differences. Reclassifications are primarily due to Fund level overdistribution, nondeductible taxes paid, tax treatment of partnerships, gain (loss) on foreign currency transactions, swap contracts, tax treatment of REITs, passive foreign investment companies (PFICs) and securities no longer deemed to be PFICs, write-off of net operating losses, earnings and profits distributed to shareholders on the redemptions of shares, paydown gain (losses) of asset- and mortgage-backed securities, and foreign capital gains taxes. Results of operations and net assets were not affected by these reclassifications. For the year ended March 31, 2026, certain Funds recorded the following reclassifications:
	Paid-in capital	Total distributable earnings (loss)
Nomura Asset Strategy Fund	$1,275,945	$(1,275,945)
Nomura Balanced Fund	2,547,776	(2,547,776)
Nomura Real Estate Securities Fund	865,267	(865,267)
Nomura Science and Technology Fund	16,169,794	(16,169,794)
For federal income tax purposes, capital loss carryforwards may be carried forward and applied against future capital gains. At March 31, 2026, capital loss carryforwards available to offset future realized capital gains are as follows:
	Loss carryforward character
	Short-term	Long-term	Total
Nomura Balanced Fund	$ 6,957,643	$3,634,456	$ 10,592,099
Nomura Climate Solutions Fund	54,806,162	111,208,466	166,014,628
Nomura Natural Resources Fund	265,456,835	289,843,538	555,300,373
    98

6. Tax Information
Company I and Company II are subject to US federal and state income taxes. These taxable entities are not consolidated for income tax purposes and may generate income tax assets or liabilities that reflect the net tax effect of temporary differences between the carrying amount of the assets and liabilities for financial reporting and tax purposes and for tax loss carryforwards.
Company I’s income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit) for the year ended March 31, 2026:
Tax expense/(benefit)	Current	Deferred	Total
Federal	$—	$149,869	$149,869
State	—	13,136,008	13,136,008
Valuation allowance	—	(13,285,877)	(13,285,877)
Total tax expense/(benefit)	$—	$—	$—
Components of Company I’s deferred tax assets and liabilities as of March 31, 2026 are as follows:
Deferred tax assets/(liabilities)
Basis in partnerships	$14,394,783
Net operating loss	82,618,733
Capital loss carryover	33,739,027
Total net deferred tax asset/(liability) before valuation allowance	130,752,543
Less: valuation allowance	(130,752,543)
Net deferred tax asset/(liability)	$—
Net operating loss carryforwards are available to offset future taxable income of Company I. Company I had cumulative net operating loss carryforwards as of its most recent tax year ending March 31, 2026, of $393,422,540. Net operating loss carryforwards from years beginning in 2015 – 2017 expire within 20 years and net operating loss carryforwards originating in years beginning in 2018 and forward do not expire. Company I had capital loss carryforward of $160,662,035 as of its most recent tax year ending March 31, 2026. This capital loss was generated in 2026 and would expire in 2031 if unused.
The recoverability of deferred tax assets is based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If Company I concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all of the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.
The difference between the statutory income tax rate, 21%, and the actual effective tax rate, as reported for the year ended March 31, 2026, are as follows:
Company I's pre-tax income, all domestic	$2,022,605
Pre-tax income/(loss) at the statutory rate	424,747
Adjustment to prior year deferred taxes	(274,878)
State income tax expense, net of federal benefit (including valuation allowance)	—
Less: federal valuation allowance	(149,869)
Total income tax expense/(benefit)	$—
    99

Notes to financial statements
Ivy Funds
6. Tax Information (continued)
Company II’s income tax expense (benefit) is comprised of the following current and deferred income tax expense (benefit) for the year ended March 31, 2026:
Tax expense/(benefit)	Current	Deferred	Total
Federal	$—	$(1,630,901)	$(1,630,901)
State	—	—	—
Valuation allowance	—	1,630,901	1,630,901
Total tax expense/(benefit)	$—	$—	$—
Components of Company II’s deferred tax assets and liabilities as of March 31, 2026 are as follows:
Deferred tax assets/(liabilities)
Basis in partnerships	$5,868
Net operating loss	1,618,216
Capital loss carryover	6,817
Total net deferred tax asset/(liability) before valuation allowance	1,630,901
Less: valuation allowance	(1,630,901)
Net deferred tax asset/(liability)	$—
Ivy WGA III (SBP), LLC is a wholly owned subsidiary for Nomura Balanced Fund that was acquired in connection with the reorganization of the Macquarie Global Allocation Fund. The deferred balances, including the tax attribute carryforwards corresponding valuation allowances, were transferred to Nomura Balanced Fund. Due to the resulting change in control, the provisions of Internal Revenue Code Section 382 apply to limit the annual use of acquired tax attribute carryovers. Based upon application of the Section 382 rules, it was determined that certain portions of the tax attribute carryforwards will never be used and thus eliminated from the deferred tax inventory.
Net operating loss carryforwards are available to offset future taxable income of Company II. Company II had cumulative net operating loss carryforwards as of its most recent tax year ending March 31, 2026, of $7,705,790, net of applicable Section 382 limits. Net operating loss carryforwards from years beginning in 2015 – 2017 expire within 20 years and net operating loss carryforwards originating in years beginning in 2018 and forward do not expire. Company II had capital loss carryforward of $32,462, net of applicable Section 382 limits as of its most recent tax year ending March 31, 2026. This capital loss was generated in 2026 and would expire in 2031 if unused.
The recoverability of deferred tax assets is based upon the weight of available positive and negative evidence regarding sources of future taxable income. When assessing the recoverability of deferred tax assets, significant weight is given to the period over which the deferred tax assets can be realized and the recent history of pre-tax earnings. If Company II concludes that it is more likely than not (a likelihood of more than 50%) that some portion or all of the deferred tax assets will not be realized as stated, a valuation allowance is recognized to reduce the value of the deferred tax assets.
The difference between the statutory income tax rate, 21%, and the actual effective tax rate, as reported for the year ended March 31, 2026, are as follows:
Company II's pre-tax income, all domestic	$42,522
Pre-tax income/(loss) at the statutory rate	8,930
Adjustment to prior year deferred taxes	—
State income tax expense, net of federal benefit	—
Less: federal valuation allowance	(8,930)
Total income tax expense/(benefit)	$—
Company I and Company II recognize the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed Company I and II's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on US tax returns filed since inception of Company I and Company II. Company I and Company II are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Tax years March 31, 2023 and later are open to examination by federal and state tax authorities under the applicable statute of limitations.
    100

7. Capital Shares
Transactions in capital shares were as follows:
	Nomura Asset Strategy Fund		Nomura Balanced Fund		Nomura Climate Solutions Fund
	Year ended		Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25	3/31/26	3/31/25
Shares sold:
Class A	1,614,739	1,506,903	5,391,750	3,099,764	136,269	208,631
Class C	213,767	192,371	161,844	216,337	4,584	8,781
Class R	90,360	109,213	34,766	45,377	136,705	160,499
Institutional Class[1]	3,322,864	2,566,624	3,191,635	2,912,526	562,376	707,795
Class R6	133,133	141,116	85,671	48,441	34,077	32,197
Class Y	134,230	153,682	22,124	47,703	27,039	31,004

Shares from reorganization:[2]
Class A	—	—	12,707,881	—	—	—
Class C	—	—	138,970	—	—	—
Institutional Class	—	—	3,726,415	—	—	—
Class R6	—	—	38,051	—	—	—
Class Y	—	—	2,334	—	—	—

Shares issued upon reinvestment of dividends and distributions:
Class A	4,863,372	4,143,547	1,497,740	489,740	37,940	59,982
Class C	152,476	128,245	27,114	7,488	651	2,105
Class R	89,056	71,417	7,411	3,639	11,044	16,067
Institutional Class[1]	1,415,153	1,098,023	496,074	176,298	32,357	53,123
Class R6	68,561	65,848	11,783	4,958	1,923	2,604
Class Y	295,684	257,524	7,543	4,370	1,932	2,565
	12,393,395	10,434,513	27,549,106	7,056,641	986,897	1,285,353

Shares redeemed:
Class A	(8,793,856)	(9,426,654)	(10,545,968)	(8,809,378)	(1,224,343)	(2,118,137)
Class C	(473,213)	(608,623)	(590,626)	(714,473)	(128,485)	(189,153)
Class R	(245,035)	(222,536)	(183,495)	(58,355)	(389,995)	(674,294)
Institutional Class[1]	(3,776,972)	(4,342,111)	(5,243,365)	(6,005,029)	(1,395,489)	(2,410,244)
Class R6	(138,556)	(410,310)	(103,444)	(129,549)	(70,013)	(173,563)
Class Y	(629,686)	(662,234)	(145,580)	(131,735)	(73,527)	(233,141)
	(14,057,318)	(15,672,468)	(16,812,478)	(15,848,519)	(3,281,852)	(5,798,532)
Net increase (decrease)	(1,663,923)	(5,237,955)	10,736,628	(8,791,878)	(2,294,955)	(4,513,179)
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[2]	See Note 8.
    101

Notes to financial statements
Ivy Funds
7. Capital Shares (continued)
	Nomura Natural Resources Fund		Nomura Real Estate Securities Fund		Nomura Science and Technology Fund
	Year ended		Year ended		Year ended
	3/31/26	3/31/25	3/31/26	3/31/25	3/31/26	3/31/25
Shares sold:
Class A	395,401	625,309	118,796	139,576	1,945,278	1,875,271
Class C	13,241	24,402	15,138	2,700	167,723	237,985
Class R	82,148	57,694	30,285	18,616	276,874	324,609
Institutional Class[1]	871,891	438,522	390,398	410,917	3,264,753	3,102,959
Class R6	59,329	79,143	240,804	118,094	736,994	543,264
Class Y	114,270	67,268	16,580	16,593	833,388	798,706

Shares issued upon reinvestment of dividends and distributions:
Class A	—	375,991	827,946	551,664	11,324,998	11,001,581
Class C	—	9,835	6,665	3,982	115,164	1,003,961
Class R	—	20,984	11,839	5,087	435,448	403,938
Institutional Class[1]	—	137,992	319,543	275,554	2,227,858	2,344,371
Class R6	—	11,683	56,910	17,528	263,700	259,764
Class Y	—	28,528	33,731	24,696	601,656	623,791
	1,536,280	1,877,351	2,068,635	1,585,007	22,193,834	22,520,200

Shares from reverse stock split:
Class C	—	—	—	—	(1,803,432)[3]	—

Shares redeemed:
Class A	(1,216,399)	(1,815,390)	(926,245)	(1,143,890)	(13,285,708)	(13,734,044)
Class C	(45,549)	(61,289)	(12,122)	(18,254)	(776,770)	(1,261,094)
Class R	(95,418)	(220,151)	(16,768)	(12,476)	(741,811)	(828,317)
Institutional Class[1]	(667,808)	(972,242)	(998,036)	(1,289,782)	(6,394,729)	(5,948,400)
Class R6	(145,434)	(113,738)	(169,850)	(35,757)	(728,766)	(791,530)
Class Y	(169,223)	(160,383)	(35,911)	(69,260)	(1,395,807)	(1,380,971)
	(2,339,831)	(3,343,193)	(2,158,932)	(2,569,419)	(23,323,591)	(23,944,356)
Net increase (decrease)	(803,551)	(1,465,842)	(90,297)	(984,412)	(2,933,189)	(1,424,156)
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
[3]	Updated to reflect the effect of a 3 for 1 reverse stock split on September 26, 2025.
    102

Certain shareholders may exchange shares of one class for shares of another class in the same Fund. These exchange transactions are included in shares sold and shares redeemed in the tables on the previous pages and on the “Statements of changes in net assets.” For the years ended March 31, 2026 and 2025, each Fund had the following exchange transactions:
	Year ended March 31, 2026			Year ended March 31, 2025
	Exchange Redemptions	Exchange Subscriptions	Value	Exchange Redemptions	Exchange Subscriptions	Value
Nomura Asset Strategy Fund			$2,182,432			$5,344,270
Class A	43,093	50,835		173,332	65,744
Class C	55,905	—		69,080	—
Institutional Class[1]	3,362	39,317		4,277	167,571
Class R6	—	4,975		—	2,806
Class Y	43	—		379	—
Nomura Balanced Fund			$1,626,701			$2,350,509
Class A	6,157	40,246		39,944	51,729
Class C	60,976	—		63,979	—
Institutional Class[1]	401	22,957		—	49,708
Class R6	—	2,948		—	1,137
Nomura Climate Solutions Fund			$86,353			$77,286
Class A	379	6,521		4,566	1,905
Class C	5,905	—		4,015	—
Institutional Class[1]	3,744	3,037		—	6,047
Nomura Natural Resources Fund			$71,774			$137,910
Class A	766	3,658		6,103	2,275
Class C	1,540	—		2,555	—
Institutional Class[1]	2,316	726		218	5,683
Class R6	—	—		—	119
Nomura Real Estate Securities Fund			$25,192			$68,694
Class A	728	999		3,079	1,227
Class C	1,075	—		1,303	—
Institutional Class[1]	—	711		—	3,019
Nomura Science and Technology Fund			$5,146,737			$7,080,679
Class A	72,803	13,765		94,551	21,159
Class C	20,206	—		34,394	—
Institutional Class[1]	1,078	41,800		3,646	77,996
Class R6	—	7,865		3,163	2,125
Class Y	—	1,399		5,324	—
[1]	Effective November 15, 2024, Class I shares were renamed Institutional Class shares.
8. Reorganization
The following reorganizations occurred during the reporting period, as noted within the “Statements of changes in net assets.” On February 11-13, 2025, the Board approved proposals to reorganize the following acquired funds (Acquired Funds), each a series of the Trust, with and into the following acquiring fund (Acquiring Fund), each a series of the Trust, set forth in the table below (each a "Reorganization" and together the "Reorganizations").
Acquired Fund	Acquiring Fund
Macquarie Multi-Asset Income Fund (Acquired Fund I), a series of the Trust	Nomura Balanced Fund (Acquiring Fund), a series of the Trust
Macquarie Global Allocation Fund (Acquired Fund II), a series of the Trust
    103

Notes to financial statements
Ivy Funds
8. Reorganization (continued)
In approving the Reorganizations, the Board considered various factors, including that the applicable Acquiring Fund and the applicable Acquired Fund shared similar investment objectives, principal investment strategies and principal risks, and materially similar fundamental investment restrictions and that the applicable Acquiring Fund's overall total expense ratio was equal to or lower than the corresponding Acquired Fund's total expense ratio following the applicable Reorganization taking into account applicable expense limitation arrangements.
Acquired Fund II shareholders approved the Reorganization on July 21, 2025. No shareholder approval was required for the Acquired Fund I reorganization.
Pursuant to an Agreement and Plan of Reorganization (the “Plan”): (i) all of the property and assets of the Acquired Funds were acquired by the Acquiring Fund, and (ii) the Trust, on behalf of the Acquiring Fund, assumed the liabilities of the Acquired Funds in exchange for shares of the Acquiring Fund. In accordance with the Plan, the Acquired Funds liquidated and dissolved following the Reorganizations. The Reorganizations were accomplished by a tax-free exchange of shares on the following dates.
Acquired Fund	Reorganization Date
Acquired Fund I	April 25, 2025
Acquired Fund II	August 22, 2025
For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Acquired Funds was carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.
The share transactions associated with the Acquired Fund I, and the Acquiring Fund Reorganization were as follows:
	Acquired Fund I Net Assets	Acquired Fund I Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
Class A	$29,708,724	3,300,969	1,298,458	$ 1,060,390,907	0.3934
Class C	1,927,180	213,656	86,112	33,153,968	0.4030
Class R	—	—	—	9,621,754	—
Institutional Class	24,464,851	2,712,289	1,067,868	324,714,272	0.3937
Class R6	812,761	90,307	35,368	8,475,399	0.3916
Class Y	53,429	5,923	2,334	8,887,627	0.3941
The share transactions associated with the Acquired Fund II, and the Acquiring Fund Reorganization were as follows:
	Acquired Fund II Net Assets	Acquired Fund II Shares Outstanding	Shares Converted to Acquiring Fund	Acquiring Fund Net Assets	Conversion Ratio
Class A	$288,658,398	41,895,268	11,409,423	$1,225,736,072	0.2723
Class C	1,307,166	209,818	52,858	35,306,018	0.2519
Class R	—	—	—	10,641,591	—
Institutional Class	67,367,579	9,569,258	2,658,547	385,641,113	0.2778
Class R6	68,167	9,894	2,683	10,130,222	0.2712
Class Y	—	—	—	9,227,129	—
The net assets of the Acquired Fund I and Acquired Fund II before the Reorganizations were $57,034,367 and $357,712,445, respectively. The Acquired Fund I and Acquired Fund II net assets and shares outstanding presented on the table above do not include the shareholders that did not participate in the Reorganizations. The net assets of the Acquiring Fund immediately following the Acquired Fund I and Acquired Fund II Reorganizations were $1,502,210,872 and 2,034,083,455, respectively.
    104

Assuming the Reorganizations had been completed on April 1, 2025, the Acquiring Funds' pro forma results of operations for the year ended March 31, 2026, would have been as follows:
Acquiring Fund
Net investment income	$27,261,700
Net realized gain on investments	176,848,997
Net change in unrealized appreciation (depreciation)	(23,928,670)
Net increase in net assets resulting from operations	$180,182,027
Because the combined investment portfolios have been managed as a single integrated portfolio since the Reorganizations were completed, it is not practical to separate the amounts of revenue and earnings of the Acquired Fund I and Acquired Fund II that have been included in the Acquiring Fund's “Statement of operations” since the Reorganizations were consummated on April 25, 2025 for Acquired Fund I and August 22, 2025 for Acquired Fund II.
9. Line of Credit
Each Fund, along with certain other funds in the Nomura Funds (Participants), is a participant in a $335,000,000 revolving line of credit (Agreement) intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the Agreement, the Participants are charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets under the Agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the Agreement expired on October 27, 2025. This Agreement was extended to October 26, 2026.
Each Fund had no amounts outstanding as of March 31, 2026, or at any time during the year then ended.
10. Interfund Lending Program
Pursuant to an exemptive order issued by the SEC (Order), the Ivy Funds and Ivy Variable Insurance Portfolios (collectively, the Funds, only for purposes of this Note 10) have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (Interfund Lending Program). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (each, an Interfund Loan), subject to meeting the conditions of the Order. The interest rate to be charged on an Interfund Loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. This program is in existence but is not currently in use. The Funds made no Interfund Loans under the Interfund Lending Program during the year ended March 31, 2026.
11. Derivatives
US GAAP requires disclosures that enable investors to understand: (1) how and why an entity uses derivatives; (2) how they are accounted for; and (3) how they affect an entity’s results of operations and financial position.
Futures Contracts  —  A futures contract is an agreement in which the writer (or seller) of the contract agrees to deliver to the buyer an amount of cash or securities equal to a specific dollar amount times the difference between the value of a specific security or index at the close of the last trading day of the contract and the price at which the agreement is made. The Funds may use futures contracts in the normal course of pursuing its investment objective. The Funds may invest in futures contracts to hedge its existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions. Upon entering into a futures contract, the Funds deposit cash or pledge US government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Funds as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Funds record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Funds because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default. At March 31, 2026, Nomura Asset Strategy Fund
    105

Notes to financial statements
Ivy Funds
11. Derivatives (continued)
posted $605,440 and Nomura Balanced Fund posted $1,569,625 in cash as collateral for open futures contracts, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.” Open futures contracts, if any, are disclosed on the “Consolidated schedules of investments.”
During the year ended March 31, 2026, Nomura Asset Strategy Fund and Nomura Balanced Fund invested in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
During the year ended March 31, 2026, Nomura Asset Strategy Fund experienced net realized and unrealized gains or losses attributable to futures contracts, which are disclosed on the "Statements of operations" and "Statements of assets and liabilities."
Swap Contracts — Nomura Balanced Fund may enter into CDS contracts in the normal course of pursuing its investment objective. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return or to gain exposure to certain securities or markets. Swap agreements are bilaterally negotiated agreements between a Fund and counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements are privately negotiated in the over-the-counter market (OTC swaps). If the OTC swap entered is one of the swaps identified by a relevant regulator as a swap that is required to be cleared, then it will be cleared through a third party, known as a central counterparty or derivatives clearing organization (centrally cleared swaps).
Credit Default Swaps. A CDS contract is a risk-transfer instrument through which one party (purchaser of protection) transfers to another party (seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the par (or other agreed-upon) value of the reference security (or basket of securities) to the counterparty. Credit events generally include, among others, bankruptcy, failure to pay, and obligation default.
During the year ended March 31, 2026, Nomura Balanced Fund entered into CDS contracts as a seller of protection, as a hedge against credit events. Periodic payments (receipts) on such contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded daily as unrealized appreciation or depreciation. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of the agreement. Initial margin and variation margin are posted to central counterparties for centrally cleared CDS basket trades, as determined by the applicable central counterparty. Nomura Balanced Fund did not enter into CDS contracts as a purchaser of protection.
As disclosed in the footnotes to the “Consolidated schedules of investments,” at March 31, 2026, the notional value of the protection sold was $3,910,500, which reflects the maximum potential amount Nomura Balanced Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement has been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. At March 31, 2026, there were no recourse provisions with third parties to recover any amounts paid under the credit derivative agreement (including any purchased credit protection) nor was any collateral held by the Fund and other third parties which the Fund can obtain in the occurrence of a credit event. At March 31, 2026, net unrealized depreciation of the protection sold was $58,987.
CDS contracts may involve greater risks than if Nomura Balanced Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk, and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund
    106

to cover the Fund’s exposure to the counterparty, or (2) for cleared swaps, trading these instruments through a central counterparty. Open swap contracts, if any, are disclosed on the "Consolidated schedules of investments."
During the year ended March 31, 2026, Nomura Balanced Fund used CDS contracts to gain exposure to certain securities or markets.
During the year ended March 31, 2026, Nomura Balanced Fund posted $273,468 in cash as collateral for certain centrally cleared derivatives, which is included in “Cash collateral due from brokers” on the “Statements of assets and liabilities.”
Fair values of derivative instruments as of March 31, 2026 were as follows:
Nomura Balanced Fund
Asset Derivatives Fair Value
Statements of assets and liabilities location	Interest Rate Contracts
Variation margin due to broker on futures contracts*	$2,185,873
	Nomura Balanced Fund	Nomura Balanced Fund	Nomura Balanced Fund
	Liability Derivatives Fair Value	Liability Derivatives Fair Value	Liability Derivatives Fair Value
Statements of assets and liabilities location	Interest Rate Contracts	Credit Contracts	Total
Variation margin due to broker on futures contracts*	$(2,906,888)	$—	$(2,906,888)
Variation margin due to broker on centrally cleared credit default swap contracts*	—	(58,987)	(58,987)
Total	$(2,906,888)	$(58,987)	$(2,965,875)
*Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared CDS contracts from the date the contracts were opened through March 31, 2026. Only current day variation margin is reported on the Fund's “Statements of assets and liabilities."
The effect of derivative instruments on the “Statements of operations” for the year ended March 31, 2026 was as follows:
	Nomura Balanced Fund
	Net Realized Gain (Loss) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(1,902,084)	$—	$(1,902,084)
Credit contracts	—	313,766	313,766
Total	$(1,902,084)	$313,766	$(1,588,318)
	Net Change in Unrealized Appreciation (Depreciation) on:
	Futures Contracts	Swap Contracts	Total
Interest rate contracts	$(363,808)	$—	$(363,808)
Credit contracts	—	(10,845)	(10,845)
Total	$(363,808)	$(10,845)	$(374,653)
    107

Notes to financial statements
Ivy Funds
11. Derivatives (continued)
The tables below summarize the average daily balance of derivative holdings by certain Funds during the year ended March 31, 2026:
	Long Derivative Volume
	Nomura Asset Strategy Fund	Nomura Balanced Fund
Futures contracts (average notional amount)	$42,785,865	$182,072,760
	Short Derivative Volume
	Nomura Asset Strategy Fund	Nomura Balanced Fund
Futures contracts (average notional amount)	$29,890,608	$91,623,569
CDS contracts (average notional amount)*	—	7,650,931
*Long represents buying protection and short represents selling protection.
 12. Securities Lending
Each Fund, along with other funds in the Nomura Funds, may lend its securities pursuant to a security lending agreement (Lending Agreement) with The Bank of New York Mellon (BNY). At the time a security is loaned, the borrower must post collateral equal to the required percentage of the market value of the loaned security, including any accrued interest. The required percentage is: (1) 102% with respect to US securities and foreign securities that are denominated and payable in US dollars; and (2) 105% with respect to foreign securities. With respect to each loan, if on any business day the aggregate market value of securities collateral plus cash collateral held is less than the aggregate market value of the securities which are the subject of such loan, the borrower will be notified to provide additional collateral by the end of the following business day, which, together with the collateral already held, will be not less than the applicable initial collateral requirements for such security loan. If the aggregate market value of securities collateral and cash collateral held with respect to a security loan exceeds the applicable initial collateral requirement, upon the request of the borrower, BNY must return enough collateral to the borrower by the end of the following business day to reduce the value of the remaining collateral to the applicable initial collateral requirement for such security loan. As a result of the foregoing, the value of the collateral held with respect to a loaned security on any particular day, may be more or less than the value of the security on loan. The collateral percentage with respect to the market value of the loaned security is determined by the security lending agent.
Cash collateral received by each Fund of the Trust is generally invested in a series of individual separate accounts, each corresponding to a fund. The investment guidelines permit each separate account to hold certain securities that would be considered eligible securities for a money market fund. Cash collateral received is generally invested in government securities; certain obligations issued by government sponsored enterprises; repurchase agreements collateralized by US Treasury securities; obligations issued by the central government of any Organization for Economic Cooperation and Development (OECD) country or its agencies, instrumentalities, or establishments; obligations of supranational organizations; commercial paper, notes, bonds, and other debt obligations; certificates of deposit, time deposits, and other bank obligations; certain money market funds; and asset-backed securities. Each Fund can also accept US government securities and letters of credit (non-cash collateral) in connection with securities loans.
In the event of default or bankruptcy by the lending agent, realization and/or retention of the collateral may be subject to legal proceedings. In the event the borrower fails to return loaned securities and the collateral received is insufficient to cover the value of the loaned securities and provided such collateral shortfall is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to each Fund or, at the discretion of the lending agent, replace the loaned securities. Each Fund continues to record dividends or interest, as applicable, on the securities loaned and is subject to changes in value of the securities loaned that may occur during the term of the loan. Each Fund has the right under the Lending Agreement to recover the securities from the borrower on demand. With respect to security loans collateralized by non-cash collateral, each Fund receives loan premiums paid by the borrower. With respect to security loans collateralized by cash collateral, the earnings from the collateral investments are shared among each Fund, the security lending agent, and the borrower. Each Fund records security lending income net of allocations to the security lending agent and the borrower.
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Each Fund may incur investment losses as a result of investing securities lending collateral. This could occur if an investment in each collateral investment account defaulted or became impaired. Under those circumstances, the value of each Fund’s cash collateral account may be less than the amount each Fund would be required to return to the borrowers of the securities and each Fund would be required to make up for this shortfall.
During the year ended March 31, 2026, each Fund had no securities out on loan.
13. Credit and Market Risks
As a result of increasingly interconnected global economies and financial markets, armed conflict between countries or armed conflict in a geographic region has the potential to adversely impact the Funds' investments. Such conflicts and other corresponding events could result in increased volatility, reduced liquidity, and overall uncertainty. The negative impacts may be particularly acute in certain sectors or in markets for certain securities and commodities. Such conflicts also may result in a negative impact on the Funds' investments, even beyond any direct investment exposure a Fund may have to issuers located in or with significant exposure to an impacted country or geographic region.
When interest rates rise, fixed income securities (i.e. debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations. Interest rate changes are influenced by a number of factors, such as government policy, monetary policy, inflation expectations, and the supply and demand of bonds. A fund may be subject to a greater risk of rising interest rates when interest rates are low or inflation rates are high or rising.
Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which each Fund invests will cause the NAV of each Fund to fluctuate.
Some countries in which the Funds may invest require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid, and more volatile than the major securities markets in the US. Consequently, acquisition and disposition of securities by the Funds may be inhibited. In addition, a significant portion of the aggregate market value of securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Funds. In addition, recent trade tensions and the imposition of tariffs may disrupt markets and lead to heightened market volatility.
Certain Funds invest a portion of their assets in high yield fixed income securities, which are securities rated lower than BBB- by Standard & Poor’s Financial Services LLC and lower than Baa3 by Moody’s Investors Service, Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher-rated securities. Additionally, lower-rated securities may be more susceptible to adverse economic and competitive industry conditions than investment grade securities.
Certain Funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed and asset-backed securities, like other fixed income securities, are subject to credit risk and interest rate risk, and may also be subject to prepayment risk and extension risk. Mortgage-backed and asset-backed securities can be highly sensitive to interest rate changes. As a result, small movements in interest rates can substantially impact the value and liquidity of these securities. Prepayment risk is the risk that the principal on mortgage-backed or asset-backed securities may be prepaid at any time, which will reduce the yield and market value of the securities and may cause a Fund to reinvest the proceeds in lower yielding securities. Extension risk is the risk that principal on mortgage-backed or asset-backed securities will be repaid more slowly than expected, which may reduce the proceeds available for reinvestment in higher yielding securities and may cause the security to experience greater volatility due to the extended maturity of the security. When interest rates rise, the value of mortgage-backed and asset-backed securities can be expected to decline. When interest rates go down, however, the value of these securities may not increase as much as other fixed income securities due to borrowers refinancing their loans at lower interest rates or prepaying their loans. In addition, mortgage-backed and asset-backed securities may decline in value, become more volatile, face difficulties in valuation, or experience reduced liquidity due to changes in general economic conditions. During periods of economic downturn, for example, underlying borrowers may not make timely payments on their loans and the value of property that secures the loans may decline in value such that it is worth less than the amount of the associated loans. If the collateral securing a mortgage-backed or asset-backed security is insufficient to repay the loan, a Fund could sustain a
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Notes to financial statements
Ivy Funds
13. Credit and Market Risks (continued)
loss. Such risks generally will be heightened where a mortgage-backed or asset-backed security includes “subprime” loans. Although mortgage-backed securities are often supported by government guarantees or private insurance, there can be no guarantee that those obligations will be met. Furthermore, in certain economic conditions, loan servicers, loan originators and other participants in the market for mortgage-backed and other asset-backed securities may be unable to receive sufficient funding, impairing their ability to perform their obligations on the loans. Certain mortgage-backed or asset-backed securities may be more susceptible to these risks than other mortgage-backed, asset-backed, or fixed-income securities. For example, a Fund’s investments in CMOs, real estate mortgage investment conduits (REMICs), and stripped mortgage-backed securities are generally highly susceptible to interest rate risk, prepayment risk, and extension risk. At times, these investments may be difficult to value and/or illiquid. Some classes of CMOs and REMICs may have preference in receiving principal or interest payments relative to more junior classes. The market prices and yields of these junior classes will generally be more volatile than more senior classes and will be more susceptible to interest rate risk, prepayment risk, and extension risk than more senior classes. Stripped mortgage-backed securities that receive only payments of interest (IOs) will generally decrease in value if interest rates decline or prepayment rates increase. Stripped mortgage-backed securities that receive only payments of principal (POs) will generally decrease in value if interest rates increase or prepayment rates decrease. These changes in value can be substantial and could cause a Fund to lose the entire value of its investment in CMOs, REMICs, and stripped mortgage-backed securities.
Certain Funds invest in bank loans and other securities that may subject them to direct indebtedness risk, the risk that the Funds will not receive payment of principal, interest, and other amounts due in connection with these investments and will depend primarily on the financial condition of the borrower. Loans that are fully secured offer each Fund more protection than unsecured loans in the event of nonpayment of scheduled interest or principal, although there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower’s obligation, or that the collateral can be liquidated. Some loans or claims may be in default at the time of purchase. Certain of the loans and the other direct indebtedness acquired by the Funds may involve revolving credit facilities or other standby financing commitments that obligate the Funds to pay additional cash on a certain date or on demand. These commitments may require each Fund to increase its investment in a company at a time when the Funds might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that each Fund is committed to advance additional funds, it will at all times hold and maintain cash or other high-grade debt obligations in an amount sufficient to meet such commitments.
As the Funds may be required to rely upon another lending institution to collect and pass on to the Funds amounts payable with respect to the loan and to enforce the Funds’ rights under the loan and other direct indebtedness, an insolvency, bankruptcy, or reorganization of the lending institution may delay or prevent the Funds from receiving such amounts. The highly leveraged nature of many loans may make them especially vulnerable to adverse changes in economic or market conditions. Investments in such loans and other direct indebtedness may involve additional risk to the Funds.
Certain Funds invest in certain obligations that may have liquidity protection designed to ensure that the receipt of payments due on the underlying security is timely. Such protection may be provided through guarantees, insurance policies, or letters of credit obtained by the issuer or sponsor through third parties, through various means of structuring the transaction, or through a combination of such approaches. The Funds will not pay any additional fees for such credit support, although the existence of credit support may increase the price of a security.
Certain Funds may invest in REITs and are subject to the risks associated with that industry. If a Fund holds real estate directly or receives rental income directly from real estate holdings, its tax status as a regulated investment company may be jeopardized. There were no direct real estate holdings during the year ended March 31, 2026. The Funds’ REIT holdings are also affected by interest rate changes, particularly if the REITs they hold use floating rate debt to finance their ongoing operations. The Funds also invest in real estate acquired as a result of ownership of securities or other instruments, including issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein. These instruments may include interests in private equity limited partnerships or limited liability companies that hold real estate investments (Real Estate Limited Partnerships). The Funds will limit their investments in Real Estate Limited Partnerships to 5% of their total assets at the time of purchase.
Derivatives contracts, such as futures, forward foreign currency contracts, options, and swaps, may involve additional expenses (such as the payment of premiums) and are subject to significant loss, which may exceed amounts disclosed on the “Statements of assets and liabilities”, if a security, index, reference rate, or other asset or market factor to which a derivatives contract is associated, moves in the opposite direction from what the portfolio manager anticipated. When used for hedging, the change in value of the derivatives instrument may also not correlate specifically with the currency, rate, or other risk being hedged, in which case a Fund may not realize the intended benefits. Derivatives contracts
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are also subject to the risk that the counterparty may fail to perform its obligations under the contract due to, among other reasons, financial difficulties (such as a bankruptcy or reorganization).
Each Fund may invest up to 15% of its net assets in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A promulgated under the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair each Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Board has delegated to DMC the day-to-day functions of determining whether individual securities are liquid for purposes of the Funds’ limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Funds’ 15% limit on investments in illiquid securities. Rule 144A and restricted securities have been identified on the "Consolidated schedules of investments" and “Schedules of investments.”
14. Contractual Obligations
Each Fund enters into contracts in the normal course of business that contain a variety of indemnifications. Each Fund's maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed each Fund's existing contracts and expects the risk of loss to be remote.
15. Subsequent Events
DMC has contractually agreed to waive all or a portion of its investment advisory fees and/or pay/reimburse expenses (excluding any annual 12b-1 fees, acquired fund fees and expenses, taxes, interest, short sale dividend and interest expenses, brokerage fees, certain insurance costs, and nonroutine expenses or costs, including, but not limited to, those relating to reorganizations, litigation, conducting shareholder meetings, and liquidations), in order to prevent total annual fund operating expenses exceeding 0.83% of the Nomura Real Estate Securities Fund's Class A, Class C, Class R, and Institutional Class shares’ average daily net assets and 0.68% of the Fund’s Class R6 shares’ average daily net assets from April 10, 2026 through July 28, 2027.
Management has determined that no other material events or transactions occurred subsequent to March 31, 2026, that would require recognition or disclosure in the Funds’ financial statements.
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Report of independent registered public accounting firm
To the Board of Trustees of Ivy Funds and Shareholders of each of the six funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (six of the funds constituting Ivy Funds, hereafter collectively referred to as the “Funds”) as of March 31, 2026, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds listed in the table below as of March 31, 2026, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Nomura Climate Solutions Fund(1) Nomura Natural Resources Fund(1) Nomura Real Estate Securities Fund(1)	Nomura Science and Technology Fund(1) Nomura Asset Strategy Fund(1)* Nomura Balanced Fund(1)**
*The financial statements for Nomura Asset Strategy Fund and its subsidiaries are presented on a consolidated basis.
**The financial statements for Nomura Balanced Fund and its subsidiary are presented on a consolidated basis as of and for the year ended March 31, 2026 and for Nomura Balanced Fund on a stand-alone basis for prior periods.
(1) Statement of operations for the year ended March 31, 2026, statement of changes in net assets for each of the two years in the period ended March 31, 2026 and the financial highlights for each of the five years in the period ended March 31, 2026.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2026 by correspondence with the custodian, transfer agents, portfolio companies, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
May 29, 2026
We have served as the auditor of one or more Nomura investment companies since 2010.
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Other Fund information (Unaudited)
Ivy Funds
Tax Information
The information set forth below is for the Funds' fiscal year as required by federal income tax laws. Shareholders, however, must report distributions on a calendar year basis for income tax purposes, which may include distributions for portions of two fiscal years of each Fund. Accordingly, the information needed by shareholders for income tax purposes will be sent to them in January of each year. Please consult your tax advisor for proper treatment of this information.
All disclosures are based on financial information available as of the date of this annual report and, accordingly are subject to change. For any and all items requiring reporting, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.
For the fiscal year ended March 31, 2026, certain Funds reports distributions paid during the year as follows:
	(A) Ordinary Income Distributions* (Tax Basis)	(B) Long-Term Capital Gains Distributions (Tax Basis)	Total Distributions (Tax Basis)	(C) Qualifying Dividends[1]
Nomura Asset Strategy Fund	17.38%	82.62%	100.00%	19.97%
Nomura Balanced Fund	44.33%	55.67%	100.00%	41.51%
Nomura Climate Solutions Fund	100.00%	—	100.00%	100.00%
Nomura Natural Resources Fund	—	—	—	—
Nomura Real Estate Securities Fund	11.80%	88.20%	100.00%	1.06%
Nomura Science and Technology Fund	—	100.00%	100.00%	—

(A) and (B) are based on a percentage of each Fund’s total distributions.
(C) is based on each Fund's ordinary income distributions.
1 Qualified dividends represent dividends which qualify for corporate dividends received deduction.
*For the fiscal year ended March 31, 2026, certain dividends paid by the Funds may be subject to a maximum tax rate of 20%. The percentage of dividends paid by the Funds from ordinary income reported as qualified income are reported in the following table. Complete information will be computed and reported in conjunction with your 2026 Form 1099-DIV.
Percentage
Nomura Asset Strategy Fund	48.82%
Nomura Balanced Fund	55.13%
Nomura Climate Solutions Fund	100.00%
Nomura Natural Resources Fund	—
Nomura Real Estate Securities Fund	6.02%
Nomura Science and Technology Fund	—
For the fiscal year ended March 31, 2026, certain distributions paid by the Funds, determined to be Qualified Short-Term Capital Gains may be subject to relief from US withholding for foreign shareholders, as provided by the American Jobs Creation Act of 2004: the Tax Relief, Unemployment Insurance Reauthorization, and Job Creation Act of 2010; and as extended by the American Taxpayer Relief Act of 2012. For the fiscal year ended March 31, 2026, certain Funds have reported maximum Qualified Short-Term Capital Gains distributions as follows:
Qualified Short-Term Capital Gains
Nomura Asset Strategy Fund	$6,155,766
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Other Fund information (Unaudited)
Ivy Funds
Changes in and Disagreements with Accountants for Open-End Management Investment Companies
Change in Independent Registered Public Accounting Firm
At a meeting held on  May 20, 2026, the Board of Trustees (Board), upon recommendation of the Audit Committee, approved the dismissal of PricewaterhouseCoopers LLP (PwC) upon completion of services currently being performed by PwC related to the audits of Nomura Asset Strategy Fund (formerly, Macquarie Asset Strategy Fund), Nomura Balanced Fund (formerly, Macquarie Balanced Fund), Nomura Climate Solutions Fund (formerly, Macquarie Climate Solutions Fund), Nomura Natural Resources Fund (formerly, Macquarie Natural Resources Fund), Nomura Real Estate Securities Fund (formerly, Macquarie Real Estate Securities Fund), and Nomura Science and Technology Fund (formerly, Macquarie Science and Technology Fund) (the "Funds") March 31, 2026 financial statements, and approved the appointment of Ernst & Young LLP (E&Y) to serve as the independent registered public accounting firm for the Funds, beginning with the fiscal year ending  March 31, 2027.
PwC’s reports on the financial statements for the fiscal years ended March 31, 2025 and March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.
In addition, during the fiscal years ended March 31, 2025 and March 31, 2026 and during the subsequent interim period through May 29, 2026, (i) there were no disagreements between the Funds and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the fiscal years ended March 31, 2025 and March 31, 2026 and during the subsequent interim period through May 29, 2026, neither the Board nor anyone on its behalf has consulted with E&Y at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Funds’ financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).
The Funds have provided PwC with a copy of this Form N-CSR and requested that PwC furnish the Funds with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated June 8, 2026, is attached as Exhibit 99 to this N-CSR.
Proxy Disclosures for Open-End Management Investment Companies
Not applicable.
Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies
The aggregate remuneration paid to directors, officers, and others is disclosed within the financial statements.
Statement Regarding Basis of Approval for Investment Advisory Contract
Board Considerations in Approving the Proposed New Investment Advisory Agreements at a Meeting Held on June 18, 2025
At its June 2025 Meeting, the Board, including its Independent Trustees, considered and unanimously approved the proposed New Investment Advisory Agreements between the Trusts, on behalf of each of their Funds, and DMC. The Board also approved the New Sub-Advisory Agreements for the Funds, as applicable, that will become effective after the Closing or Split Closing, as applicable. In addition, the Board approved interim advisory and interim sub-advisory agreements (together the “Interim Advisory Agreements” and together with the New Investment Advisory Agreements and New Sub-Advisory Agreements, the “Proposed Advisory Agreements”). The Interim Advisory Agreements will take effect in the event that shareholders did not approve of one or more of the New Investment Advisory Agreements by the time of the Closing. The Board also determined to recommend that Fund shareholders approve the proposed New Investment Advisory Agreements. As part of their evaluation, the Board’s Independent Trustees reviewed material supporting the approval of the Proposed Advisory Agreements in executive sessions with its independent legal counsel both with and without representatives of management. Such material included responses provided by DMC and Nomura to an extensive initial questionnaire and a subsequent memorandum with questions relating to the Transaction and the impact on the Funds, as well as governance, compliance, investment and operational matters.
Background for the Board Approvals. At the June 2025 Meeting, representatives of DMC and Nomura met with the Board to discuss the Transaction. The Independent Trustees were advised that the Transaction, if completed, would constitute a Change of Control Event and result
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in the termination of the Current Investment Advisory Agreements. The Independent Trustees were also advised that it was proposed that DMC would continue to serve as the investment adviser to each Fund after the Closing and that the Board would be asked to consider approval of the terms and conditions of the proposed New Investment Advisory Agreements with DMC and thereafter to submit the proposed New Investment Advisory Agreements to the Funds’ shareholders for approval.
At the June 2025 Meeting, the Board, including a majority of the Independent Trustees, reviewed and approved the Proposed Advisory Agreements, including the New Investment Advisory Agreements, which are still subject to shareholder approval. The Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.
The Board, together with independent legal counsel to the Independent Trustees and Fund counsel, met with representatives of DMC and Nomura to discuss the Transaction. In addition, management of DMC and certain Independent Trustees met in person or virtually on several other occasions preceding the June 2025 Meeting. At these meetings, the Transaction and future plans for DMC and the Funds were discussed at length. Finally, the Independent Trustees consulted with their independent legal counsel in executive sessions during the time period covered by the negotiation of the Transaction and discussed, among other things, the legal standards applicable to their review of the Proposed Advisory Agreements and certain other contracts and considerations relevant to their deliberations on whether to approve the Proposed Advisory Agreements.
At the in-person and virtual meetings with DMC management and with key Nomura representatives, the Trustees discussed the Transaction. The meetings included discussions of the strategic rationale for the Transaction and Nomura’s general plans and intentions regarding the Funds and DMC. On these occasions, representatives of DMC and Nomura made presentations to, and responded to questions from, the Trustees. The Board also inquired about the plans for, and anticipated roles and responsibilities of, key employees and officers of DMC in connection with the Transaction, and Nomura’s role with respect to DMC Management.
In connection with the Trustees’ review of the Proposed Advisory Agreements, DMC and/or Nomura emphasized that:
• They expected that there will be no adverse changes as a result of the Transaction in the nature, quality, or extent of services currently provided to the Funds and their shareholders, including investment management, distribution, or other shareholder services;
• No material changes in personnel or operations are currently contemplated in the operation of DMC under Nomura as a result of the Transaction (with the exception of the US leveraged credit team, as indicated below);
• Nomura has no present intention to cause DMC to alter the contractual expense limitations and reimbursements currently in effect for the Funds; and
• Under the Purchase Agreement, Nomura has agreed to, and to cause its affiliates to, use commercially reasonable efforts after Closing to conduct their respective businesses in compliance with the conditions of Section 15(f) of the 1940 Act with respect to the Funds, to the extent within its control, including maintaining Board composition of at least 75% of the Board members qualifying as Independent Trustees and not imposing any “unfair burden” on the Funds for at least two years from the Closing.
The Board considered that management proposed that the Board approve the Proposed Advisory Agreements because, upon the Closing, the Current Investment Advisory Agreements and the current sub-advisory agreements (the “Current Sub-Advisory Agreements”) would automatically terminate in accordance with their terms and applicable regulations. The Board further considered that management proposed that the Board approve the Interim Advisory Agreements so that, if the Transaction closes before a Fund receives the requisite shareholder approval of its New Investment Advisory Agreement, an Interim Advisory Agreement would permit continuity of the management of the Fund while it continued to solicit the requisite shareholder approval of the New Investment Advisory Agreement. The Board reviewed and also considered the forms of the Proposed Advisory Agreements, noting that the terms and conditions of each such agreement were substantially identical to the terms and conditions of the Current Investment Advisory Agreements or Current Sub-Advisory Agreements, except for the effective dates, duration and, with respect to the Interim Advisory Agreements, escrow provisions required by applicable law. The Board also considered the impact of a possible Split Closing and DMC’s representation that, if it occurs, it would not affect the day-to-day management of the applicable Funds. The Board noted that the New Investment Advisory Agreements would have an initial two-year term and that the Interim Advisory Agreements would be effective on an interim basis, as necessary upon the Closing, from its effective date until the earlier of (i) 150 calendar days from the effective date or such later date as may be consistent with the 1940 Act, rules and regulations thereunder or exemptive relief or interpretative position of the staff of the SEC; or (ii) the effective date of the applicable New Investment Advisory Agreement
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Other Fund information (Unaudited)
Ivy Funds
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements at a Meeting Held on June 18, 2025
(continued)
(“Interim Period”). The Interim Advisory Agreement may also be terminated on 10 days’ written notice by the Board. The Board further noted management’s representation that the approval of the Proposed Advisory Agreements would not result in any changes to the Funds’ investment objectives or strategies. The Board considered DMC’s and Nomura’s representations that there are no planned or anticipated material personnel changes as a result of the Transaction, with the exception of the US leveraged credit team where certain team members are expected to remain with Macquarie. The Board further considered DMC’s representation that the US leveraged credit team Funds will all be managed with the same investment objective and in the same style post-closing and DMC representing that it believes that there will be no reduction in the quality of advisory services to those Funds. Otherwise, the portfolio managers responsible for the day-to-day management of the Funds are expected to continue to manage the Funds and certain sub-adviser(s) are expected to continue to manage their respective sleeves of the Funds pursuant to New Sub-Advisory Agreements that would be substantially similar to the Current Sub-Advisory Agreements. The Board also noted management’s representation that the New Sub-Advisory Agreements would not require shareholder approval, and that management proposed that the Board approve the New Sub-Advisory Agreements pursuant to the Funds’ manager of managers exemptive relief. In addition, the Board also considered that, in connection with the Transaction, certain investment professionals at Macquarie-affiliated sub-advisers would be employed by Nomura advisory affiliates in the United Kingdom and Australia and would continue to manage the Funds they currently manage under participating affiliate arrangements.
Nature, Extent, and Quality of Service. The Trustees considered the services historically provided by DMC to the Funds and their shareholders. In reviewing the nature, extent, and quality of services, the Board considered that the New Investment Advisory Agreements and New Sub-Advisory Agreements will be substantially similar to the Current Investment Advisory Agreements and Current Sub-Advisory Agreements, respectively, and they therefore considered the many reports furnished to them throughout 2024 and 2025 at regular Board meetings covering matters such as the relative performance of the Funds; the compliance of portfolio managers with the investment policies, strategies, and restrictions for the Funds; the compliance of management personnel with the Code of Ethics adopted throughout the Macquarie Funds complex; and the adherence to fair value pricing procedures as established by the Board. Further, and consistent with its continued oversight of these matters, the Board discussed with DMC and Nomura the impact of the Transaction on the remediation efforts and actions and specific initiatives being undertaken to enhance DMC’s compliance, risk, operational and portfolio management functions arising out of DMC’s previously announced settlement agreement with the SEC in September 2024. The Board relied on commitments by DMC and Nomura that these remediation efforts and actions and specific initiatives would not be negatively affected by the Transaction and would continue through and following Closing.
The Board also considered the transfer agent and shareholder services that would continue to be provided to Fund shareholders by DMC’s affiliate, Delaware Investments Fund Services Company (“DIFSC”). The Board routinely reviews DIFSC’s performance.
Nomura and DMC indicated that they currently expected no material changes as a result of the Transaction in (i) personnel or operations of DMC (with the exception of the US leveraged credit team, as indicated above) or (ii) third parties providing operational services to the Funds, and stated that the nature, extent, and quality of services currently provided to the Funds and their shareholders were very likely to continue under the New Investment Advisory Agreements and New Sub-Advisory Agreements. The Board also considered that management of Nomura and Macquarie represented that there would  not be any “unfair burden”  imposed on any of the Funds for the first two years following the Closing as a result of the Transaction in accordance with Section 15(f) of the 1940 Act, and that they did not expect the Transaction to result in any adverse changes in the nature, quality, or extent of services (including investment management, distribution, or other shareholder services) currently provided to the Funds and their shareholders. The Board noted, among other things, the contractual expense limitations or reimbursements currently in effect for certain Funds and Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds.
Investment Performance. The Board considered the overall investment performance of DMC and the Funds. The Board placed significant emphasis on the investment performance of the Funds in view of its importance to shareholders. The Board gave appropriate consideration to performance reports and discussions with portfolio managers at Board meetings throughout the year and considered its review of investment performance in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
    116

The Board also considered DMC’s representations that neither the Transaction, the New Investment Advisory Agreements nor the New Sub-Advisory Agreements would likely have an adverse effect on the investment performance of any Fund because (i) DMC and Nomura did not currently expect the Transaction to cause any material change to the Funds’ portfolio management teams responsible for investment performance (with the exception of the US leveraged credit team), (ii) as discussed in more detail below, the Funds’ expenses were not expected to increase as a result of the Transaction, (iii) the Funds would not bear any Transaction-related expenses, and (iv) as indicated by Nomura and Macquarie, there was not expected to be any “unfair burden” imposed on the Funds as a result of the Transaction.
Comparative Expenses. At its August 2024 meeting, the Board evaluated expense comparison data for the Funds. At that meeting, DMC provided the Board with information on pricing levels and fee structures for the Funds and comparative funds. The Board focused on the comparative analysis of the effective management fees and total expense ratios of each Fund versus the effective management fees and expense ratios of a group of funds selected by Broadridge as being similar to each Fund (the “Expense Group”). The Board placed significant emphasis on the Funds’ expenses in view of their importance to shareholders. The Board gave appropriate consideration to expense reports and discussions with DMC at Board meetings throughout the year and considered its prior review of expenses in connection with the approval of the Current Investment Advisory Agreements at the Board meeting held in August 2024.
The Board considered the representations of DMC and Nomura that neither the Transaction, the New Investment Advisory Agreements nor New Sub-Advisory Agreements would likely have an adverse effect on the Funds’ expenses because (i) each Fund’s contractual fee rates under the New Investment Advisory Agreements would remain the same, (ii) DMC had no current intention to change the  existing contractual expense limitations and reimbursement policy as a result of the Transaction, (iii) under the Purchase Agreement, Macquarie and Nomura would pay all reasonable costs related to the related proxy solicitation, and (iv) Nomura and Macquarie represented that, consistent with Section 15(f) of the 1940 Act, no “unfair burden” would be imposed on the Funds for the first two years after the Closing.
Management Profitability. At its August 2024 meeting, the Board evaluated DMC’s profitability in connection with the operation of the Funds. The Board had previously considered DMC’s profitability in connection with the operation of the Funds at its August 2024 meeting. At that meeting, the Board reviewed an analysis that addressed the overall profitability of DMC’s business in providing management and other services to each of the Funds and the complex as a whole. Specific attention was given to the methodology followed in allocating costs for the purpose of determining profitability. At that meeting, the Board determined that the management fees charged under the Current Investment Advisory Agreements were reasonable in light of the services rendered and the level of profitability of DMC. Nomura advised the Board in June 2025 that it anticipated that management profitability would remain substantially the same following the Closing, noting that services and costs are expected to be the same.
The Board also requested and reviewed financial statements provided by Nomura for Nomura Holdings Inc., the parent of Nomura, for the purpose of evaluating Nomura’s ability to financially support DMC’s advisory business after the Closing and to seek to ensure that DMC can continue to provide services of a similar nature, extent, and quality to the Funds following the Closing as it has under the Current Investment Advisory Agreements.
Based on information provided by DMC and Nomura, the Board considered their representations that DMC would have sufficient financial resources following the Transaction to continue to provide the same level and quality of services to the Funds under the New Investment Advisory Agreements as is the case under the Current Investment Advisory Agreements. The Board also considered Nomura’s representation that it had sufficient financial strength and resources, as well as an ongoing commitment to a global asset management business, to continue investing in DMC to the extent that Nomura determined it was appropriate.
Economies of Scale. The Board considered whether economies of scale would be realized by DMC as each Fund’s assets increase and the extent to which any economies of scale would be reflected in the management fees charged. The Board took into account DMC’s practice of maintaining the competitive nature of management fees based on its analysis of fees charged by comparable funds. The Board also acknowledged Nomura’s statement that the Transaction would not by itself immediately provide additional economies of scale given Nomura’s limited presence in the US mutual fund market. Nonetheless, the Board considered that additional economies of scale could potentially be achieved in the future if DMC were owned by Nomura as a result of Nomura’s willingness to invest additional amounts in DMC if appropriate opportunities arise. The Board further considered that potential economies of scale could be achieved as a result of DMC’s potentially expanded distribution capabilities arising from the Transaction, as well as opportunities that might arise from Nomura’s commitment to its global asset management business.
    117

Other Fund information (Unaudited)
Ivy Funds
Statement Regarding Basis of Approval for Investment Advisory Contract (continued)
Board Considerations in Approving the Proposed New Investment Advisory Agreements at a Meeting Held on June 18, 2025
(continued)
Fall-Out Benefits. The Board acknowledged that DMC would continue to benefit from soft dollar arrangements using portfolio brokerage of each Fund that invests in equity securities. The Board also considered that Nomura and DMC may derive reputational, strategic, and other benefits from their association with the Funds, including, for Nomura and DMC, service relationships with DMC, DIFSC, and Delaware Distributors, L.P., and evaluated the extent to which DMC might derive ancillary benefits from Fund operations, including the potential for procuring additional business as a result of the prestige and visibility associated with its role as service provider to the Funds and the potential benefits from allocation of Fund brokerage to improve trading efficiencies.
The Purchase Agreement. The Board considered the terms of the Purchase Agreement, including those related to Section 15(f) of the 1940 Act and that Macquarie and Nomura will bear the expenses related to the Funds’ proxy solicitation. At the June 2025 Meeting, the Board discussed the conditions to the Closing, including the requirements for obtaining consents to the change in control from DMC’s advisory clients, such as the Funds.
Board Review of Nomura. The Board reviewed detailed information supplied by Nomura about its operations. As previously noted, to consider DMC’s ability to continue to provide the same level and quality of services to the Funds, the Board requested, received, and reviewed information from Nomura concerning its financial condition to demonstrate its ability support DMC’s advisory business after the Closing. Based on this review, the Board considered that DMC would continue to have the financial ability to maintain the high quality of services required by the Funds.
Nomura described its proposed changes to DMC’s corporate governance, primarily through the anticipated addition of certain Nomura officers to DMC’s parent company. The Board considered Nomura’s statement that it plans to retain the pre-closing organizational and operating structure with respect to the Funds post-Closing as much as possible. Nomura described the proposed harmonization of the compensation system in use at DMC with the compensation plan used by Nomura, including short-term and long-term incentive compensation and equity interests for executive officers and investment personnel.
The Board also considered Nomura’s current strategic plans to increase its asset management activities, one of its core businesses, particularly in North America, and its statement that its acquisition of DMC is an important component of this strategic growth and the establishment of a significant presence in the United States. In addition, the Board considered Nomura’s representation that the acquisition of DMC could potentially enhance the nature, quality, and extent of services provided to the Funds and their shareholders.
The Board noted that DMC has placed brokerage transactions with a broker/dealer affiliate of Nomura and received research in connection with those transactions. In addition, certain other Nomura affiliates participate as underwriters for securities offerings outside of the United States.
Conclusion. The Independent Trustees of each Trust deliberated in executive session; the entire Board of each Fund, including the Independent Trustees, then approved the Proposed Advisory Agreements. The Board concluded that the advisory fee rates under each New Investment Advisory Agreement are reasonable in relation to the services provided and that execution of the New Investment Advisory Agreements is in the best interests of the shareholders. For each Fund, the Board noted that they had concluded in their most recent advisory agreement continuance considerations in August 2024 that the management fees and total expense ratios were at acceptable levels in light of the quality of services provided to the Funds and in comparison to those of the Funds’ respective peer groups; that the advisory fee schedule would not be increased and would stay the same for all of the Funds; that the total expense ratio had not changed materially since that determination; and that DMC had represented that the overall expenses for each Fund were not expected to be adversely affected by the Transaction. The Board also noted, with respect to the Funds that currently had the benefit of contractual fee limitations, that Nomura indicated it will maintain the Funds’ existing contractual expense limitations and/or advisory fee waivers post-Closing through the stated end date for such expense limitation and fee waiver. Nomura further indicated it has no current plans to increase advisory, administration, distribution, transfer agency, or other fees of the Funds following the Transaction. The Board noted Nomura’s acknowledgment of Macquarie’s intention to continue to comply with an expense limitation policy related to contractual fee waivers for certain Funds. On that basis, the Board concluded that each of the total expense ratio and proposed advisory fee for the Funds anticipated to result from the Transaction was acceptable.
    118

In reaching its determination regarding the approval of the Proposed Advisory Agreements, the Board, including all of the Independent Trustees, considered the factors, conclusions and information they believed relevant in the exercise of their reasonable judgment, including, but not limited to, the factors, conclusions and information discussed above.
Further, in their deliberations, the Board members did not identify any particular factor (or conclusion with respect thereto) or information that was all important or controlling, and each Board member may have attributed different weights to the various factors (and conclusions with respect thereto) and information.
    119

Contact information
Shareholder assistance by phone
800 523-1918, weekdays from 8:30am to
6:00pm ET
For securities dealers and financial
institutions representatives only
800 362-7500
Regular mail
Nomura Funds
P.O. Box 534437
Pittsburgh, PA 15253-4437
Overnight courier service
Nomura Funds
Attention: 534437
1350 Penn Avenue, Suite 102
Pittsburgh, PA 15222
Nomura Asset Management • 610 Market Street • Philadelphia, PA 19106-2354
Nomura Asset Management is part of the Investment Management Division of the Nomura Group, providing integrated public and private market asset management services across equities, fixed income, private credit and multi-asset solutions to intermediary and institutional clients. Nomura Asset Management primarily operates through several distinct investment managers, which includes Nomura Investment Management Business Trust (NIMBT), a Securities and Exchange Commission (SEC) registered investment adviser. Investment advisory services are provided to the Nomura Funds by Delaware Management Company, a series of NIMBT. The Nomura Funds are distributed by Delaware Distributors, L.P., a registered broker/dealer and member of the Financial Industry Regulatory Authority (FINRA) and an affiliate of NIMBT.
(5415200)
ANN-IVYSPEC-0526
This page is not part of the financial statements and other information.

The Financial Highlights are attached herewith.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Change in Independent Registered Public Accounting Firm

At a meeting held on May 20, 2026, the Board of Trustees (Board), upon recommendation of the Audit Committee, approved the dismissal of PricewaterhouseCoopers LLP (PwC) upon completion of services currently being performed by PwC related to the audits of Nomura Asset Strategy Fund (formerly, Macquarie Asset Strategy Fund), Nomura Balanced Fund (formerly, Macquarie Balanced Fund), Nomura Climate Solutions Fund (formerly, Macquarie Climate Solutions Fund), Nomura Natural Resources Fund (formerly, Macquarie Natural Resources Fund), Nomura Real Estate Securities Fund (formerly, Macquarie Real Estate Securities Fund), Nomura Science and Technology Fund (formerly, Macquarie Science and Technology Fund), Nomura Core Equity Fund (formerly, Macquarie Core Equity Fund), Nomura Global Bond Fund (formerly, Macquarie Global Bond Fund), Nomura Global Growth Fund, (formerly, Macquarie Global Growth Fund), Nomura High Income Fund (formerly, Macquarie High Income Fund), Nomura International Core Equity Fund (formerly, Macquarie International Core Equity Fund), Nomura Large Cap Growth Fund (formerly, Macquarie Large Cap Growth Fund), Nomura Mid Cap Growth Fund (formerly, Macquarie Mid Cap Growth Fund), Nomura Mid Cap Income Opportunities Fund (formerly, Macquarie Mid Cap Income Opportunities Fund), Nomura Small Cap Growth Fund (formerly, Macquarie Small Cap Growth Fund), Nomura Smid Cap Core Fund (formerly, Macquarie Smid Cap Core Fund), and Nomura Systematic Emerging Markets Equity Fund (formerly, Macquarie Systematic Emerging Markets Equity Fund), (the “Funds”) s’ March 31, 2026 financial statements, and approved the appointment of Ernst & Young LLP (E&Y) to serve as the independent registered public accounting firm for the Funds, beginning with the fiscal year ending March 31, 2027. PwC’s dismissal was not effective until the issuance of the March 31, 2026 financial statements on May 29, 2026.

PwC’s reports on the financial statements for the fiscal years ended March 31, 2025 and March 31, 2026 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

In addition, during the fiscal years ended March 31, 2025 and March 31, 2026 and during the subsequent interim period through May 29, 2026, (i) there were no disagreements between the Funds and PwC on accounting principles, financial statement disclosures or audit scope, which, if not resolved to the satisfaction of PwC, would have caused them to make reference to the disagreement in their reports; and (ii) there were no reportable events described in Item 304(a) (1) (v) of Regulation S-K under the Securities Exchange Act of 1934, as amended. During the fiscal years ended March 31, 2025 and March 31, 2026 and during the subsequent interim period through May 29, 2026, neither the Board nor anyone on its behalf has consulted with E&Y at any time prior to their selection with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinions that might be rendered on the Funds’ financial statements; or (ii) the subject of a disagreement (as defined in paragraph (a) (1) (iv) of Item 304 of Regulation S-K) or reportable events (as described in paragraph (a) (1) (v) of said Item 304).

The Funds have provided PwC with a copy of this Form N-CSR and requested that PwC furnish the Funds with a letter stating whether or not it agrees with the statements made herein. A copy of PwC’s letter, dated June 8, 2026, is attached as Exhibit 99 to this N-CSR.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

This information is included as part of materials filed under Item 7 of this form.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

This information is included as part of materials filed under Item 7 of this form.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing of this report, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the Investment Company Act of 1940 (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)) and provide reasonable assurance that the information required to be disclosed by the registrant in its reports or statements filed under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the rules and forms of the Securities and Exchange Commission.

(b)

There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d)) that occurred during the period covered by the report to stockholders included herein that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 18. Recovery of Erroneously Awarded Compensation.

Not Applicable.

Item 19. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Not applicable.

(a)(3)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.CERT.

(a)(4)	There were no written solicitations to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons.

(a)(5)	There was a change in the Registrant’s independent public accountant during the period covered by the report. Attached hereto as Exhibit 99.IND PUB ACCT.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf, by the undersigned, thereunto duly authorized.

Name of Registrant: Ivy Funds

/s/ SHAWN K. LYTLE
By: Shawn K. Lytle
Title: President and Principal Executive Officer
Date: June 8, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ SHAWN K. LYTLE
By: Shawn K. Lytle
Title: President and Principal Executive Officer
Date: June 8, 2026

/s/ RICHARD SALUS
By: Richard Salus
Title: Principal Financial Officer
Date: June 8, 2026